          As filed with the Securities and Exchange Commission on April 17, 2012

                                            1933 Act Registration No. 333-141757

                                            1940 Act Registration No. 811-09763
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM N-4

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / /

                      POST-EFFECTIVE AMENDMENT NO. 15 /X/

                                      and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 / /

                             AMENDMENT NO. 184 /X/

               Lincoln New York Account N for Variable Annuities
                           (Exact Name of Registrant)

           Lincoln ChoicePlus Access, Lincoln ChoicePlus II Access, and Lincoln ChoicePlus Assurance (C Share)

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                              (Name of Depositor)

                         100 Madison Street, Suite 1860
                            Syracuse, New York 13202
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (315) 428-8400

                          Robert O. Sheppard, Esquire
                   Lincoln Life & Annuity Company of New York
                         100 Madison Street, Suite 1860
                            Syracuse, New York 13202
                    (Name and Address of Agent for Service)

                                    Copy to:
                          Scott C. Durocher, Esquire
                  The Lincoln National Life Insurance Company
                               350 Church Street
                          Hartford, Connecticut 06103

            Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

/ / immediately upon filing pursuant to paragraph (b) of Rule 485

/x/ on May 1, 2012, pursuant to paragraph (b) of Rule 485

/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485

/ / on ______________ pursuant to paragraph (a)(1) of Rule 485

                     Title of Securities being registered:
           Interests in a separate account under individual flexible
                  payment deferred variable annuity contracts.

                                 Prospectus 1

Lincoln ChoicePlusSM Access
Lincoln New York Account N
for Variable Annuities
Individual Variable Annuity Contracts

Home Office:
Lincoln Life & Annuity Company of New York
100 Madison Street, Suite 1860
Syracuse, NY 13202
www.LincolnFinancial.com

Servicing Office:
Lincoln Life & Annuity Company of New York
PO Box 2348
Fort Wayne, IN 46801-2348
1-888-868-2583


This prospectus describes an individual flexible premium deferred variable annuity contract that is issued by Lincoln Life & Annuity Company of New York (Lincoln New York or Company). This contract is primarily for use with nonqualified plans and qualified retirement plans under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. However, IRAs provide tax deferral whether or not the funds are invested in an annuity contract. Further, if your contract is a Roth IRA, you generally will not pay income tax on a distribution, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate contract value and to provide retirement income over a certain period of time, or for life, subject to certain conditions. If you die before the Annuity Commencement Date, we will pay your beneficiary a death benefit. In the alternative, you generally may choose to receive a death benefit upon the death of the annuitant.


The minimum initial purchase payment for the contract is $10,000. Additional purchase payments may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.


Except as noted below, you choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time. If any portion of your contract value is in the fixed account, we promise to pay you your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. For contracts issued after September 30, 2003, the only fixed account available is for dollar cost averaging purposes. Also, a market value adjustment may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a guaranteed period.


All purchase payments for benefits on a variable basis will be placed in Lincoln New York Account N for Variable Annuities (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln New York. You take all the investment risk on the contract value and the retirement income for amounts placed into one or more of the contract's variable options. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.

The available funds are listed below:


AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series I):
     Invesco Van Kampen V.I. American Franchise Fund
     (formerly Invesco V.I. Capital Appreciation)

     Invesco V.I. Core Equity Fund
     Invesco V.I. International Growth Fund

AllianceBernstein Variable Products Series Fund (Class B):
     AllianceBernstein VPS Global Thematic Growth Portfolio
     AllianceBernstein VPS Growth and Income Portfolio

     AllianceBernstein VPS International Value Portfolio*

     AllianceBernstein VPS Large Cap Growth Portfolio
     AllianceBernstein VPS Small/Mid Cap Value Portfolio

American Century Investments Variable Products (Class II):
     American Century Investments VP Inflation Protection Fund
American Funds Insurance SeriesSM (Class 2):
   American Funds Global Growth Fund
     American Funds Global Small Capitalization Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds International Fund
BlackRock Variable Series Funds, Inc. (Class III):
     BlackRock Global Allocation V.I. Fund
Delaware VIP (Reg. TM) Trust (Service Class):
   Delaware VIP (Reg. TM) Diversified Income Series
   Delaware VIP (Reg. TM) Emerging Markets Series
     Delaware VIP (Reg. TM) High Yield Series
     Delaware VIP (Reg. TM) Limited-Term Diversified Income Series Delaware VIP (Reg. TM) REIT Series
     Delaware VIP (Reg. TM) Small Cap Value Series

     Delaware VIP (Reg. TM) Smid Cap Growth Series

     Delaware VIP (Reg. TM) U.S. Growth Series
     Delaware VIP (Reg. TM) Value Series
DWS Investments VIT Funds (Class A):
     DWS Equity 500 Index VIP
     DWS Small Cap Index VIP

DWS Variable Series II (Class B):
   DWS Alternative Asset Allocation VIP Portfolio
   (formerly DWS Alternative Asset Allocation Plus VIP Portfolio)

Fidelity (Reg. TM) Variable Insurance Products (Service Class 2):
     Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
     Fidelity (Reg. TM) VIP Equity-Income Portfolio
     Fidelity (Reg. TM) VIP Growth Portfolio
     Fidelity (Reg. TM) VIP Mid Cap Portfolio
     Fidelity (Reg. TM) VIP Overseas Portfolio
Franklin Templeton Variable Insurance Products Trust (Class 2):
     FTVIPT Franklin Income Securities Fund
     FTVIPT Franklin Small-Mid Cap Growth Securities Fund
     FTVIPT Mutual Shares Securities Fund
     FTVIPT Templeton Global Bond Securities Fund
     FTVIPT Templeton Growth Securities Fund
Janus Aspen Series (Service Class):
     Janus Aspen Balanced Portfolio
     Janus Aspen Enterprise Portfolio
     Janus Aspen Worldwide Portfolio
Lincoln Variable Insurance Products Trust (Standard Class):
     LVIP Delaware Bond Fund
     LVIP Delaware Social Awareness Fund
     LVIP Mondrian International Value Fund
     LVIP Money Market Fund
     LVIP SSgA S&P 500 Index Fund**

Lincoln Variable Insurance Products Trust (Service Class)
     LVIP Baron Growth Opportunities Fund
     LVIP BlackRock Inflation Protected Bond Fund
     LVIP Capital Growth Fund
     LVIP Cohen & Steers Global Real Estate Fund
     LVIP Columbia Value Opportunities Fund
     LVIP Delaware Diversified Floating Rate Fund
     LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund LVIP Delaware Growth and Income Fund

     LVIP Delaware Special Opportunities Fund
     LVIP Dimensional Non-U.S. Equity Fund
     LVIP Dimensional U.S. Equity Fund
     LVIP Dimensional/Vanguard Total Bond Fund
     (formerly LVIP Total Bond Fund)

     LVIP Global Income Fund
     LVIP J.P. Morgan High Yield Fund
     LVIP Janus Capital Appreciation Fund

     LVIP MFS International Growth Fund

     LVIP MFS Value Fund
     LVIP Mid-Cap Value Fund
     LVIP SSgA Bond Index Fund
     LVIP SSgA Conservative Index Allocation Fund
     LVIP SSgA Conservative Structured Allocation Fund

   LVIP SSgA Developed International 150 Fund
     LVIP SSgA Emerging Markets 100 Fund

     LVIP SSgA Global Tactical Allocation Fund

     LVIP SSgA International Index Fund
     LVIP SSgA Large Cap 100 Fund
     LVIP SSgA Moderate Index Allocation Fund
     LVIP SSgA Moderate Structured Allocation Fund
     LVIP SSgA Moderately Aggressive Index Allocation Fund
     LVIP SSgA Moderately Aggressive Structured Allocation Fund
     LVIP SSgA Small/Mid Cap 200 Fund
     LVIP SSgA Small-Cap Index Fund
     LVIP T. Rowe Price Growth Stock Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Fund

     LVIP Templeton Growth Fund

     LVIP Turner Mid-Cap Growth Fund

     LVIP Vanguard Domestic Equity ETF Fund
     LVIP Vanguard International Equity ETF Fund
     LVIP Protected Profile 2010 Fund
     LVIP Protected Profile 2020 Fund
     LVIP Protected Profile 2030 Fund
     LVIP Protected Profile 2040 Fund
     LVIP Protected Profile Conservative Fund
     (formerly LVIP Conservative Profile Fund)
     LVIP Protected Profile Moderate Fund
     (formerly LVIP Moderate Profile Fund)
     LVIP Protected Profile Growth Fund
     (formerly LVIP Moderately Aggressive Profile Fund)


MFS (Reg. TM) Variable Insurance TrustSM (Service Class):
     MFS (Reg. TM) VIT Core Equity Series
     MFS (Reg. TM) VIT Growth Series
     MFS (Reg. TM) VIT Total Return Series
     MFS (Reg. TM) VIT Utilities Series
Neuberger Berman Advisers Management Trust (I Class):

     Neuberger Berman AMT Mid-Cap Growth Portfolio
     Neuberger Berman AMT Mid-Cap Intrinsic Value Portfolio
     (formerly Neuberger Berman AMT Regency Portfolio)

PIMCO Variable Insurance Trust (Advisor Class):
     PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio
Putnam Variable Trust (Class IB):
     Putnam VT Global Health Care Fund
     Putnam VT Growth & Income Fund

*Refer to Description of Funds for specific information regarding the availability of funds.


**"Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", Standard & Poor's 500 (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.




This prospectus gives you information about the contracts that you should know before you decide to buy a contract and make purchase payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: Lincoln Life & Annuity Company of New York, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583.
The SAI and other information about Lincoln New York and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.


May 1, 2012

Table of Contents




Item                                                          Page
Special Terms                                                  5
Expense Tables                                                 8
Summary of Common Questions                                   12
Lincoln Life & Annuity Company of New York                    15
Variable Annuity Account (VAA)                                15
Investments of the Variable Annuity Account                   16
Charges and Other Deductions                                  21
The Contracts                                                 29
 Purchase Payments                                            30
 Transfers On or Before the Annuity Commencement Date         31
 Surrenders and Withdrawals                                   33
 Death Benefit                                                36
 Investment Requirements                                      38
 Living Benefit Riders                                        41
 Lincoln Lifetime IncomeSM Advantage 2.0                      41
 Lincoln Lifetime IncomeSM Advantage                          51
 Lincoln SmartSecurity (Reg. TM) Advantage                    57
 4LATER (Reg. TM) Advantage Protected Funds                   63
 i4LIFE (Reg. TM) Advantage                                   66
 Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage    69
 4LATER (Reg. TM) Advantage                                   76
 Annuity Payouts                                              80
 Fixed Side of the Contract                                   82
Distribution of the Contracts                                 84
Federal Tax Matters                                           85
Additional Information                                        90
 Voting Rights                                                90
 Return Privilege                                             91
 Other Information                                            91
 Legal Proceedings                                            91
Contents of the Statement of Additional Information (SAI)
for Lincoln New York Account N for Variable Annuities         93
Appendix A - Condensed Financial Information                  A-1
Appendix B - Overview of Living Benefit Riders                B-1

Special Terms
In this prospectus, the following terms have the indicated meanings:

4LATER (Reg. TM) Advantage or 4LATER (Reg. TM)-An option that provides an Income Base during the accumulation period, which can be used to establish a Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage in the future.


4LATER (Reg. TM) Advantage Protected Funds-An option that provides an Income Base during the accumulation period, which can be used to establish a Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage.

5% Enhancement-A feature under Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 and 4LATER (Reg. TM) Advantage Protected Funds in which the Guaranteed Amount or Income Base, as applicable, minus purchase payments received in that year, will be increased by 5%, subject to certain conditions.

Access Period-Under i4LIFE (Reg. TM) Advantage, a defined period of time during which we make Regular Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the contract, and have a death benefit.


Account or variable annuity account (VAA)-The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.


Account Value-Under i4LIFE (Reg. TM) Advantage, the initial Account Value is the contract value on the valuation date that i4LIFE (Reg. TM) Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value on a valuation date equals the total value of all of the contractowner's accumulation units plus the contractowner's value in the fixed account, reduced by Regular Income Payments, Guaranteed Income Benefit payments, and withdrawals.

Accumulation unit-A measure used to calculate contract value for the variable side of the contract before the Annuity Commencement Date and to calculate the i4LIFE (Reg. TM) Advantage Account Value during the Access Period.

Annuitant-The person upon whose life the annuity benefit payments are based, and upon whose life a death benefit may be paid.

Annuity Commencement Date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select (other than i4LIFE (Reg. TM) Advantage).

Annuity payout-A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or Periodic Income Commencement Date if i4LIFE (Reg. TM) Advantage has been elected). Payments may be variable or fixed, or a combination of both.

Annuity unit-A measure used to calculate the amount of annuity payouts for the variable side of the contract after the Annuity Commencement Date. See Annuity Payouts.

Automatic Annual Step-up-Under Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 and 4LATER (Reg. TM) Advantage Protected Funds, the Guaranteed Amount or Income Base, as applicable, will automatically step-up to the contract value on each Benefit Year anniversary, subject to certain conditions.

Beneficiary-The person you choose to receive any death benefit paid if you die before the Annuity Commencement Date.

Benefit Year-Under Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity (Reg. TM) Advantage and 4LATER (Reg.
TM) Advantage Protected Funds, the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Under Lincoln SmartSecurity (Reg. TM) Advantage, if the contractowner elects a step-up, the Benefit Year will begin on the effective date of the step-up and each anniversary of the step-up after that.


Contractowner (you, your, owner)-The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the contractowner is the annuitant.


Contract value (may be referred to as account value in marketing materials)-At a given time before the Annuity Commencement Date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract, if any.


Contract year-Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.


Death benefit-Before the Annuity Commencement Date, the amount payable to your designated beneficiary if the contractowner dies or, if selected, to the contractowner if the annuitant dies. See The Contracts - Death Benefit for a description of the various death benefit options.

Enhancement Period-Under Lincoln Lifetime IncomeSM Advantage 2.0 , Lincoln Lifetime IncomeSM Advantage, and 4LATER (Reg. TM) Advantage Protected Funds, the 10-year period during which the 5% Enhancement is in effect. A new Enhancement Period will begin each time an Automatic Annual Step-up to the contract value occurs.

Excess Withdrawals-Amounts withdrawn during a Benefit Year, as specified for each Living Benefit rider, which decrease or eliminate the guarantees under the rider.


Good Order-The actual receipt at our Servicing Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.


Guaranteed Amount-The value used to calculate your withdrawal benefit under Lincoln Lifetime IncomeSM Advantage or Lincoln SmartSecurity (Reg. TM) Advantage.

Guaranteed Amount Annuity Payout Option-A fixed annuity payout option available under Lincoln SmartSecurity (Reg. TM) Advantage under which the contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.

Guaranteed Annual Income-The guaranteed periodic withdrawal amount available from the contract each year for life under the Lincoln Lifetime IncomeSM Advantage 2.0.

Guaranteed Annual Income Amount Annuity Payout Option-A payout option available under the Lincoln Lifetime IncomeSM Advantage 2.0 under which the contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life.

Guaranteed Income Benefit-An option that provides a guaranteed minimum payout floor for the i4LIFE (Reg. TM) Advantage Regular Income Payments. The calculation of the Guaranteed Income Benefit or the features applicable to the Guaranteed Income Benefit may vary based on the rider provisions applicable to certain contractowners.

Guaranteed Period-The length of the period during which contract value in a fixed account will be credited a guaranteed interest rate.

i4LIFE (Reg. TM) Advantage-An annuity payout option which combines periodic variable Regular Income Payments for life and a death benefit with the ability to make withdrawals during a defined period, the Access Period.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds-i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is an optional feature under i4LIFE (Reg. TM) Advantage that provides a higher Guaranteed Income Benefit percentage if you adhere to certain Investment Requirements.

Income Base-Under the Lincoln Lifetime IncomeSM Advantage 2.0, a value used to calculate the Guaranteed Annual Income amount. Under 4LATER (Reg. TM) Advantage or 4LATER (Reg. TM) Advantage Protected Funds, the Income Base will be used to calculate the minimum payouts available under your contract at a later date. The amount of the Income Base varies based on when you elect the rider, and is adjusted as set forth in this prospectus.

Investment Requirements-Restrictions in how you may allocate your subaccount investments if you own certain Living Benefit riders.

Lifetime Income Period-Under i4LIFE (Reg. TM) Advantage, the period of time following the Access Period during which we make Regular Income Payments to you (and Secondary Life, if applicable) for the rest of your life. During the Lifetime Income Period, you will no longer have access to your Account Value or receive a death benefit.

Lincoln New York (we, us, our) - Lincoln Life & Annuity Company of New York
(LNY)

Lincoln Lifetime IncomeSM Advantage 2.0-Provides minimum guaranteed periodic withdrawals and income that may increase based on automatic enhancements and age-based increases to the income amount, regardless of the investment performance of the contract and provided certain conditions are met. Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds is an optional feature under Lincoln Lifetime IncomeSM Advantage 2.0 that provides a higher Guaranteed Annual Income amount percentage if you adhere to certain Investment Requirements.


Lincoln Lifetime IncomeSM Advantage-Provides minimum guaranteed lifetime periodic withdrawals that may increase, regardless of the investment performance of the contract and provided certain conditions are met.

Lincoln SmartSecurity (Reg. TM) Advantage-Provides minimum guaranteed periodic withdrawals (for life, if the 1 Year Automatic Step-Up option is chosen), regardless of the investment performance of the contract and provided certain conditions are met, that may increase due to subsequent purchase payments and step-ups.


Living Benefit-A general reference to certain riders that may be available for purchase that provide some type of a minimum guarantee while you are alive. These riders are the Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage Protected Funds, 4LATER (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit). If you select a Living Benefit rider, Excess Withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements.

Maximum Annual Withdrawal-The guaranteed periodic withdrawal available under Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage.

Maximum Annual Withdrawal Amount Annuity Payout Option - A fixed annuity payout option available under Lincoln Lifetime IncomeSM Advantage under which the contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.

Periodic Income Commencement Date-The valuation date on which the amount of i4LIFE (Reg. TM) Advantage Regular Income Payments are determined.

Purchase payments-Amounts paid into the contract.

Regular Income Payments-The variable, periodic income payments paid under i4LIFE (Reg. TM) Advantage.

Secondary Life-Under i4LIFE (Reg. TM) Advantage and 4LATER (Reg. TM) Advantage Protected Funds, the person designated by the contractowner upon whose life the annuity payouts will also be contingent.


Subaccount-The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date-Each day the New York Stock Exchange (NYSE) is open for trading.


Valuation period-The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options, and/or (if available) the fixed account. State premium taxes may also be deducted.


                      CONTRACTOWNER TRANSACTION EXPENSES:




Accumulation Phase:
  Transfer charge:2.......................................................................    $25
We may also apply an market value adjustment to amounts being withdrawn, surrendered or transferred from a Guaranteed
Period account (except for dollar cost averaging, cross-reinvestment, withdrawals up to the Maximum Annual Withdrawal
amount under Lincoln SmartSecurity (Reg. TM) Advantage and Regular Income Payments under
i4LIFE (Reg. TM) Advantage). See Fixed Side
of the Contract.




1 The transfer charge will not be imposed on the first 12 transfers during a contract year. We reserve the right to charge a $25 fee for the 13th and each additional transfer during any contract year, excluding automatic dollar cost averaging, portfolio rebalancing and cross reinvestment transfers.




The next four tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses. Only one table will apply to a given contractowner. The tables differ based on whether the contractowner has purchased the i4LIFE (Reg. TM) Advantage rider.
 o Table A reflects the expenses for a contract that has not elected the i4LIFE (Reg. TM) Advantage (Base contract).
 o Table B reflects the expenses for a contract that has elected the i4LIFE (Reg. TM) Advantage.
 o Table C reflects the expenses for a contract that has elected i4LIFE (Reg.
   TM) Advantage and previously purchased the Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds.
 o Table D reflects the expenses for a contract that has elected i4LIFE (Reg.
   TM) Advantage and previously purchased the 4LATER (Reg. TM) Advantage.

                                    TABLE A




Separate Account Annual Expenses (as a percentage of average daily net assets in the subaccounts):1
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Mortality and Expense Risk Charge.......................................................    1.50%
  Administrative Charge...................................................................    0.15%
  Total Separate Account Expenses.........................................................    1.65%








                                                                                 Single      Joint
Optional Living Benefit Rider Charges:2                                           Life        Life
Lincoln Lifetime IncomeSM Advantage 2.0:3,4
  Guaranteed Maximum Charge..................................................     2.00%      2.00%
  Current Charge.............................................................     1.05%      1.25%
Lincoln Lifetime IncomeSM Advantage:5
  Guaranteed Maximum Charge..................................................     1.50%      1.50%
  Current Charge.............................................................     0.90%      0.90%
Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option:6
  Guaranteed Maximum Charge..................................................     1.50%      1.50%
  Current Charge.............................................................     0.65%      0.80%
4LATER (Reg. TM) Advantage:7
  Guaranteed Maximum Charge..................................................     1.50%       N/A
  Current Charge.............................................................     0.65%       N/A
4LATER (Reg. TM) Advantage Protected Funds:8
  Guaranteed Maximum Charge..................................................     2.00%      2.00%

  Current Charge........    1.05%      1.25%




1 The mortality and expense risk charge and administrative charge together are
                                        1.40% on and after the Annuity
                                        Commencement Date.

2 Only one Living Benefit rider may be elected from this chart.

3 As an annualized percentage of the Income Base (initial purchase payment or contract value at the time of election), as increased for subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements and decreased by Excess Withdrawals. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage 2.0 Charge for a discussion of these changes to the Income Base. This charge is deducted from the contract value on a quarterly basis.

4 There is no additional charge for Lincoln Lifetime IncomeSM Advantage 2.0
  Protected Funds over and above the charge for Lincoln Lifetime IncomeSM Advantage 2.0.

5 As an annualized percentage of the Guaranteed Amount (initial purchase payment or contract value at the time of election) as increased for subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up and decreased for withdrawals. This charge is deducted from the contract value on a quarterly basis. For Lincoln Lifetime IncomeSM Advantage riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative purchase payments received after the first Benefit Year anniversary equal or exceed $100,000. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge for further information. After December 31, 2010, this rider is no longer available for sale.

6 As an annualized percentage of the Guaranteed Amount (initial purchase payment or contract value at the time of election), as increased for subsequent purchase payments and step-ups and decreased for withdrawals. This charge is deducted from the contract value on a quarterly basis. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.45% to 0.65% upon the next election of a step-up of the Guaranteed Amount. See Charges and Other Deductions - Lincoln SmartSecurity (Reg. TM) Advantage Charge for further information.

7 As an annualized percentage of the Income Base (initial purchase payment or contract value at the time of election), as increased for subsequent purchase payments, automatic 15% Enhancements, and resets and decreased for withdrawals. This charge is deducted from the subaccounts on a quarterly basis. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg.
  TM) Advantage Charge for further information.

8 As an annualized percentage of the Income Base (initial purchase payment or contract value at the time of election), as increased for subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements and decreased by withdrawals. See Charges and Other Deductions - 4LATER (Reg. TM) Advantage Protected Funds Charge for a discussion of these changes to the Income Base.



                                    TABLE B




i4LIFE (Reg. TM) Advantage Without Guaranteed Income Benefit (version 4):1
  Account Value Death Benefit.............................................    1.90%
  Enhanced Guaranteed Minimum Death Benefit (EGMDB).......................    2.10%






                                                                             Single      Joint
i4LIFE (Reg. TM) Advantage With Guaranteed Income Benefit (version 4):2,3     Life        Life
Account Value Death Benefit
  Guaranteed Maximum Charge..............................................     3.90%      3.90%
  Current Charge.........................................................     2.55%      2.75%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge..............................................     4.10%      4.10%
  Current Charge.........................................................     2.75%      2.95%








i4LIFE (Reg. TM) Advantage With Guaranteed Income Benefit (versions 1, 2 and 3):4
Account Value Death Benefit
  Guaranteed Maximum Charge......................................................    3.40%
  Current Charge.................................................................    2.40%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge......................................................    3.60%
  Current Charge.................................................................    2.60%




1 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of i4LIFE (Reg. TM) Advantage. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Rider Charge for further information. These charges continue during the Access Period. The i4LIFE (Reg. TM) Advantage charge is reduced to 1.90% during the Lifetime Income Period.

2 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit (version 4) is 0.65% of Account Value for the single life option and 0.85% of Account Value for the joint life option with a guaranteed maximum charge of 2.00%. These charges are added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.90%. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) Charge for further information.

3 There is no additional charge for i4LIFE (Reg. TM) Advantage Guaranteed
  Income Benefit Protected Funds over and above the charge for i4LIFE (Reg.
  TM) Advantage Guaranteed Income Benefit (version 4).

4 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.50% of Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.90%. The percentage charge may change to the current charge in effect at the time you elect an additional step-up period, not to exceed the guaranteed maximum charge percentage. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Charge for further information.



                                    TABLE C




i4LIFE (Reg. TM) Advantage With Guaranteed Income Benefit (version 4) for purchasers who      Single      Joint
  previously purchased
Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds:....     Life        Life
Separate Account Annual Expenses (as a percentage of average daily net assets in the subaccounts):
  Enhanced Guaranteed Minimum Death Benefit (EGMDB).......................................     1.65%      1.65%
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4):1,2
  Guaranteed Maximum Charge...............................................................     2.00%      2.00%
  Current Charge..........................................................................     1.05%      1.25%




1 As an annualized percentage of the greater of the Income Base (the Lincoln
  Lifetime IncomeSM Advantage 2.0 Income Base less the Guaranteed Annual Income amounts paid since the last step-up) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE (Reg. TM) Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and 2) the dollar amount of the charge will also increase by the percentage increase, if any, to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge rate. (The Lincoln Lifetime IncomeSM Advantage 2.0 charge continues to be a factor in determining the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.) See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds.

2 As an annualized percentage of the greater of the Income Base (associated with the 4LATER (Reg. TM) Advantage Protected Funds) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE (Reg. TM) Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and
  2) the dollar amount of the charge will also increase by the percentage increase, if any, to the 4LATER (Reg. TM) Advantage Protected Funds current charge rate. (The 4LATER (Reg. TM) Advantage Protected Funds charge continues to be a factor in determining the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.) See Charges and Other Deductions -i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds.





                                    TABLE D




i4LIFE (Reg. TM) Advantage With 4LATER (Reg. TM) Advantage Guaranteed Income Benefit for
purchasers who previously purchased
4LATER (Reg. TM) Advantage:1
Account Value Death Benefit
  Guaranteed Maximum Charge...............................................................    3.40%
  Current Charge..........................................................................    2.55%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge...............................................................    3.60%
  Current Charge..........................................................................    2.75%




1 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.65% of the Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.90%. The percentage charge will change to the current charge in effect upon election of a new step-up period, not to exceed the guaranteed maximum charge percentage. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg. TM) Advantage Guaranteed Income Benefit Charge for further information.

The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2011. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.





                                                    Minimum      Maximum
                                                   ---------    --------
Total Annual Fund Operating Expenses
(expenses that are deducted from fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses):         0.32%        2.58%
Net Total Annual Fund Operating Expenses
(after contractual waivers/reimbursements*):       0.32%        2.14%



* Several of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2013.



EXAMPLES


The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. The Examples have been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.

The first Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the i4LIFE (Reg. TM) Advantage with the EGMDB death benefit and Guaranteed Income Benefit (version 4) at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable time period:





 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $632   $1,869    $3,074    $5,944



2) If you annuitize or do not surrender your contract at the end of the applicable time period:





 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $632   $1,869    $3,074    $5,944



The next Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EGMDB death benefit and Lincoln Lifetime IncomeSM Advantage 2.0 at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



1) If you surrender your contract at the end of the applicable time period:




 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $587   $1,781    $3,001    $6,167


2) If you annuitize or do not surrender your contract at the end of the applicable time period:




 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $587   $1,781    $3,001    $6,167



For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which annuity payouts are made. See The Contracts - Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.


Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("redemption fees"). As of the date of this prospectus, none have done so. See The Contracts
- Market Timing for a discussion of redemption fees.

For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.

Summary of Common Questions

What kind of contract am I buying? This contract is an individual deferred flexible premium variable annuity contract between you and Lincoln New York. You may allocate your purchase payments to the VAA or to the fixed account. This prospectus primarily describes the variable side of the contract. See The Contracts.


What is the variable annuity account (VAA)? It is a separate account we established under New York insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.


What are Asset Allocation Models? Asset allocation models are designed to assist you in deciding how to allocate your purchase payments among the various subaccounts. Each model provides a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. See The Contracts - Asset Allocation Models.

What are Investment Requirements? If you elect a Living Benefit Rider (except i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit), you will be subject to certain requirements for your subaccount investments, which means you may be limited in how much you can invest in certain subaccounts. Different Investment Requirements apply to different riders. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds and 4LATER (Reg. TM) Advantage Protected Funds, you will have more restrictive Investment Requirements. See The Contracts - Investment Requirements.

What are my investment choices? You may allocate your purchase payments to the VAA or to the fixed account, if available. Based upon your instruction for purchase payments, the VAA applies your purchase payments to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.


How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you buy accumulation units. If you decide to receive an annuity payout, your accumulation units are converted to annuity units. Your annuity payouts will be based on the number of annuity units you receive and the value of each annuity unit on payout days. See The Contracts.


What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge according to the death benefit you select. There is an administrative charge in addition to the mortality and expense risk charge. The charges for any riders applicable to your contract will also be deducted from your contract value or Account Value if i4LIFE (Reg. TM) Advantage is elected. See Charges and Other Deductions.


We will deduct any applicable premium tax from purchase payments or contract value at the time the tax is incurred or at another time we choose.

We reserve the right to charge a $25 fee for the 13th and each additional transfer during any contract year, excluding automatic dollar cost averaging, portfolio rebalancing and cross-reinvestment transfers. The transfer charge will not be imposed on the first 12 transfers during the contract year.

See Expense Tables and Charges and Other Deductions for additional fees and expenses in these contracts.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.


The surrender, withdrawal or transfer of value from a Guaranteed Period of the fixed account may be subject to the market value adjustment, if applicable. See Fixed Side of Contract.


Charges may also be imposed during the regular income or annuity payout period, including i4LIFE (Reg. TM) Advantage if elected. See The Contracts and Annuity Payouts.

For information about the compensation we pay for sales of the contracts, see The Contracts-Distribution of the Contracts.


What purchase payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The Contracts - Purchase Payments.

How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if I die before I annuitize? Your beneficiary will receive death benefit proceeds based upon the death benefit you select. Your beneficiary has options as to how the death benefit is paid. In the alternative, you may choose to receive a death benefit on the death of the annuitant. See The Contracts - Death Benefit.


May I transfer contract value between variable options and between the variable and fixed sides of the contract? Yes, subject to certain restrictions. Generally, transfers made before the Annuity Commencement Date are restricted to no more than twelve (12) per contract year. The minimum amount that can be transferred to the fixed account is $2,000 (unless the total amount in the subaccounts is less than $2,000). If transferring funds from the fixed account to the subaccount, you may only transfer 25% of the total value invested in the fixed account in any 12-month period. The minimum amount that may be transferred is $300. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date. For further information, see also the Fixed Side of the Contract .

What are Living Benefit Riders? Living Benefit riders are optional riders available to purchase for an additional fee. These riders provide different types of minimum guarantees if you meet certain conditions. These riders offer either a minimum withdrawal benefit (Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage) an income benefit rider (Lincoln Lifetime IncomeSM Advantage 2.0) or a minimum annuity payout (4LATER (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage Protected Funds and i4LIFE (Reg. TM) Advantage with or without the Guaranteed Income Benefit). If you select a Living Benefit rider, Excess Withdrawals may have adverse effects on the benefit (especially during times of poor investment performance), and you will be subject to Investment Requirements (unless you elect i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit). Excess Withdrawals under certain Living Benefit riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit rider. These riders are discussed in detail in this prospectus. In addition, an overview of these riders is provided as an appendix to this prospectus.

What is Lincoln Lifetime IncomeSM Advantage 2.0? Lincoln Lifetime IncomeSM Advantage 2.0 is a rider that you may purchase for an additional charge and which provides on an annual basis guaranteed periodic withdrawals up to a guaranteed amount based on an Income Base, a 5% Enhancement to the Income Base (less purchase payments received in that year) or automatic annual step-ups to the Income Base, and age-based increases to the guaranteed periodic withdrawal amount. Withdrawals may be made up to the Guaranteed Annual Income amount as long as that amount is greater than zero. To continue these payments for life, you must elect i4LIFE (Reg. TM) Advantage or an annuity payout option under this contract. The Income Base is not available as a separate benefit upon death or surrender and is increased by subsequent purchase payments, 5% Enhancements to the Income Base (less purchase payments received in that year), automatic annual step-ups to the Income Base and is decreased by certain withdrawals in accordance with provisions described in this prospectus. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage 2.0 and another one of the Living Benefit riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements.

What is Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds? Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds is an optional feature under Lincoln Lifetime IncomeSM Advantage 2.0 that provides a higher Guaranteed Annual Income amount percentage if you adhere to certain Investment Requirements. You will be subject to certain Investment Requirements in which 100% of your contract value must be allocated among specified subaccounts. See The Contracts - Investment Requirements. All of the other terms and conditions of Lincoln Lifetime IncomeSM Advantage 2.0 continue to apply to Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds.

What is Lincoln Lifetime IncomeSM Advantage? Lincoln Lifetime IncomeSM Advantage is a rider that provides minimum guaranteed, periodic withdrawals for your life regardless of the investment performance of the contract provided certain conditions are met. Withdrawals are based on the Guaranteed Amount which is equal to the initial purchase payment (or contract value if elected after contract issue). The Guaranteed Amount is not available as a separate benefit upon death or surrender and is increased by subsequent purchase payments, Automatic Annual Step-ups, the 5% Enhancements, and the Step-up to 200% (if applicable to your contract) of the initial Guaranteed Amount and is decreased by withdrawals in accordance with provisions described later in this prospectus. See The Contracts - Lincoln Lifetime IncomeSM Advantage. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage and another one of the Living Benefit riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements. This rider is no longer available for sale.


What is the Lincoln SmartSecurity (Reg. TM) Advantage? This benefit, which may be available for purchase at an additional charge, provides a Guaranteed Amount equal to the initial purchase payment (or contract value at the time of election) as adjusted. You may access this benefit through periodic withdrawals. Excess withdrawals will adversely affect the Guaranteed Amount. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage. You cannot simultaneously elect Lincoln SmartSecurity (Reg. TM) Advantage with any other Living Benefit rider. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Investment Requirements.


What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an annuity payout option, available for purchase at an additional charge, that provides periodic variable lifetime income payments, a death benefit, and the ability to make withdrawals during a defined period of time (Access Period). For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase, based on the i4LIFE (Reg. TM) Advantage death benefit you choose and whether or not the Guaranteed Income Benefit is in effect.


What is the Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE (Reg. TM) Advantage Regular Income Payments. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Investment Requirements. The Guaranteed Income Benefit is purchased when you elect i4LIFE (Reg. TM) Advantage or any time during the Access Period subject to terms and conditions at that time. The minimum floor is based on the contract value at the time you elect i4LIFE (Reg.
TM) Advantange with the Guaranteed Income Benefit. Certain Living Benefit riders have features that may be used to establish the amount of the Guaranteed Income Benefit. You may use your Guaranteed Amount from Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage or your Income Base from Lincoln Lifetime IncomeSM Advantage 2.0, 4LATER (Reg. TM) Advantage Protected Funds or 4LATER (Reg. TM) Advantage to establish the Guaranteed Income Benefit at the time you terminate that rider to purchase i4LIFE (Reg.
TM) Advantage. See The Contracts - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, 4LATER (Reg. TM) Advantage Protected Funds, 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, Lincoln Lifetime IncomeSM Advantage 2.0 - i4LIFE (Reg. TM) Advantage option, and Lincoln Lifetime IncomeSM Advantage - i4LIFE (Reg. TM) Advantage option.

What is i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds? Beginning May 21, 2012, i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is an optional feature under i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit that provides a higher Guaranteed Income Benefit percentage if you adhere to certain Investment Requirements in which 100% of your contract value must be allocated among specified subaccounts. See The Contracts - Investment Requirements. All other terms and conditions of i4LIFE (Reg. TM) Advantage continue to apply to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds.

What is 4LATER (Reg. TM) Advantage? 4LATER (Reg. TM) Advantage, which may be available for purchase at an additional charge, is a way to guarantee today a minimum payout floor (a Guaranteed Income Benefit) in the future for the i4LIFE (Reg. TM) Advantage Regular Income Payments. 4LATER (Reg. TM) Advantage is purchased prior to the time you elect i4LIFE (Reg. TM) Advantage and provides a guaranteed value, the Income Base, which can be used to establish the Guaranteed Income Benefit floor in the future. 4LATER (Reg. TM) Advantage provides an initial Income Base that is guaranteed to increase at a specified percentage over the accumulation period of the annuity. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - 4LATER (Reg. TM) Advantage. This rider will no longer be available for sale beginning on or about July 2, 2012, or when the 4LATER (Reg. TM) Advantage Protected Funds rider is approved in your state, whichever is later. Please check with your registered representative for availability.

What is 4LATER (Reg. TM) Advantage Protected Funds? Beginning on or about July 2, 2012, 4LATER (Reg. TM) Advantage Protected Funds is a rider that provides an Income Base which will be used to establish the amount of the Guaranteed Income Benefit payment upon the election of the i4LIFE (Reg. TM) Advantage rider. If you elect 4LATER (Reg. TM) Advantage Protected Funds, you must later elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds feature under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) to receive a benefit from 4LATER (Reg. TM) Advantage Protected Funds. There is an additional charge for this rider, and you will be subject to certain Investment Requirements in which 100% of your contract value must be allocated among specified subaccounts. Please see the section The Contracts - Investment Requirements in your prospectus for further information.


May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days of the date you first receive the contract. You need to return the contract, postage prepaid, to our Servicing Office. You assume the risk of any market drop on purchase payments you allocate to the variable side of the contract. See Return Privilege.

Where may I find more information about accumulation unit values? Appendix A to this prospectus provides more information about accumulation unit values.



Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.

Note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to the contract fees and expenses, the yields of any subaccount investing in a money market fund may also become extremely low and possibly negative.

The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance.

Lincoln Life & Annuity Company of New York

Lincoln New York (the Company) is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. Lincoln New York is a subsidiary of The Lincoln National Life Insurance Company (Lincoln
Life). Lincoln Life is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln New York is obligated to pay all amounts promised to policy owners under the policies.


Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your contract value, such as those associated with death benefit options and Living Benefit riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of contract value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. With respect to the issuance of the contracts, Lincoln New York does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Securities Exchange Act of 1934.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other contractowner obligations.

Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.

In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.




Variable Annuity Account (VAA)
On March 11, 1999, the VAA was established as an insurance company separate account under New York law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln New York. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their subaccounts, and they offer different benefits.



Financial Statements

The December 31, 2011 financial statements of the VAA and the December 31, 2011 financial statements of Lincoln New York are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-888-868-2583.




Investments of the Variable Annuity Account
You decide the subaccount(s) to which you allocate purchase payments. There is a separate subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.


Investment Advisers


As compensation for its services to the funds, each investment adviser for each fund receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.



Certain Payments We Receive with Regard to the Funds


With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate). It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may pay us significantly more than other funds and the amount we receive may be substantial. These percentages currently range up to 0.50%, and as of the date of this prospectus, we were receiving payments from each fund family. We (or our affiliates) may profit from these payments or use these payments for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contracts and, in our role as intermediary, the funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

The AllianceBernstein, American Century, American Funds, BlackRock, Delaware, DWS, Fidelity, Franklin Templeton, Janus, Lincoln, MFS, PIMCO and Putnam funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans). The payment rates range up to 0.35% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.



Description of the Funds

Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Certain funds invest substantially all of their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds or master-feeder funds. Funds of funds or master-feeder structures may have higher expenses than funds that invest directly in debt or equity securities.

Certain funds may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets. The cost of these hedging strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The death benefits and Living Benefit riders offered under the contract also provide protection in the event of a market downturn. Likewise, there are additional costs associated with the death benefits and Living Benefit riders, which can limit the contract's upside participation in the markets. You should consult with your financial representative to determine which combination of investment choices and death benefit and/or rider purchases (if any) are appropriate for you.

Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.


AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.


  o Van Kampen V.I. American Franchise Fund: Long-term capital appreciation. (formerly Capital Appreciation Fund)


  o Core Equity Fund: Long-term growth of capital.

  o International Growth Fund: Long-term growth of capital.


AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.

  o AllianceBernstein VPS Global Thematic Growth Portfolio: Long-term growth of capital.


  o AllianceBernstein VPS Growth and Income Portfolio: Long-term growth of capital.

  o AllianceBernstein VPS International Value Portfolio: Long-term growth of capital.
     This fund is not available in contracts issued on or after May 21, 2012.


  o AllianceBernstein VPS Large Cap Growth Portfolio: Long-term growth of capital.

  o AllianceBernstein VPS Small/Mid Cap Value Portfolio: Long-term growth of capital.


American Century Investments Variable Products, advised by American Century Investment Management, Inc.

  o Inflation Protection Fund: Long-term total return.


American Funds Insurance SeriesSM, advised by Capital Research and Management Company


  o Global Growth Fund: Long-term growth of capital.

  o Global Small Capitalization Fund: Long-term growth of capital.

  o Growth Fund: Growth of capital.

  o Growth-Income Fund: Long-term growth of capital and income.

  o International Fund: Long-term growth of capital.


BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC


  o BlackRock Global Allocation V.I. Fund: High total investment return.


Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company*

  o Diversified Income Series: Long-term total return.

  o Emerging Markets Series: Long-term capital appreciation.


  o High Yield Series: Total return and secondarily high current income.


  o Limited-Term Diversified Income Series: Long-term total return.

  o REIT Series: Total return.

  o Small Cap Value Series: Total return.

  o Smid Cap Growth Series: Total return.


  o U.S. Growth Series: Long-term capital appreciation.

  o Value Series: Long-term capital appreciation.



DWS Investments VIT Funds, advised by Deutsche Investment Management Americas Inc. and subadvised by Northern Trust Investments, Inc.


  o DWS Equity 500 Index VIP: Replicate S&P 500 (Reg. TM) Index before deduction of expenses.

  o DWS Small Cap Index VIP: Replicate Russell 2000 (Reg. TM) Index before deduction of expenses.



DWS Variable Series II, advised by Deutsche Investment Management Americas Inc.
    and subadvised by RREEF America L.L.C.

  o DWS Alternative Asset Allocation VIP Portfolio: Capital appreciation; a fund of funds.
     (formerly DWS Alternative Asset Allocation Plus VIP Portfolio)



Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company and subadvised by FMR Co., Inc.

  o Contrafund (Reg. TM) Portfolio: Long-term capital appreciation.

  o Equity-Income Portfolio: Reasonable income.

  o Growth Portfolio: Capital appreciation.

  o Mid Cap Portfolio: Long-term growth of capital.


  o Overseas Portfolio: Long-term growth of capital.



Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund and the Franklin Small-Mid Cap Growth Securities Fund, by Templeton Global Advisors Limited for the Templeton Global Bond Securities Fund and the Templeton Growth Securities Fund, and by Franklin Mutual Advisors, LLC for the Mutual Shares Securities Fund.

  o Franklin Income Securities Fund: Maximize income.

  o Franklin Small-Mid Cap Growth Securities Fund: Long-term capital growth.

  o Mutual Shares Securities Fund: Capital appreciation.


  o Templeton Global Bond Securities Fund: High current income.

  o Templeton Growth Securities Fund: Long-term capital growth.

     (Subadvised by Templeton Asset Management Limited)


Janus Aspen Series, advised by Janus Capital Management LLC

  o Balanced Portfolio: Long-term growth balanced by current income.


  o Enterprise Portfolio: Long-term growth.


  o Worldwide Portfolio: Long-term growth.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.

  o LVIP Baron Growth Opportunities Fund: Capital appreciation.
     (Subadvised by BAMCO, Inc.)

  o LVIP BlackRock Inflation Protected Bond Fund: Maximize real return. (Subadvised by BlackRock Financial Management, Inc.)

  o LVIP Capital Growth Fund: Capital growth.
     (Subadvised by Wellington Management)

  o LVIP Cohen & Steers Global Real Estate Fund: Total Return.
     (Subadvised by Cohen & Steers Capital Management)

  o LVIP Columbia Value Opportunities Fund: Long-term capital appreciation. (Subadvised by Columbia Management Advisors, LLC)


  o LVIP Delaware Bond Fund: Maximum current income.
     (Subadvised by Delaware Management Company)*


  o LVIP Delaware Diversified Floating Rate Fund: Total return.
     (Subadvised by Delaware Management Company)*

  o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund: Long-term capital growth.
     (Subadvised by Delaware Management Company)*

  o LVIP Delaware Growth and Income Fund: Capital appreciation.
     (Subadvised by Delaware Management Company)*

  o LVIP Delaware Social Awareness Fund: Capital appreciation.
     (Subadvised by Delaware Management Company)*

  o LVIP Delaware Special Opportunities Fund: Capital appreciation. (Subadvised by Delaware Management Company)*


  o LVIP Dimensional Non-U.S. Equity Fund: Capital appreciation; a fund of funds.

  o LVIP Dimensional U.S. Equity Fund: Capital appreciation; a fund of funds.

  o LVIP Dimensional/Vanguard Total Bond Fund: Total return consistent with capital appreciation.
     (formerly LVIP Total Bond Fund)


  o LVIP Global Income Fund: Current income consistent with preservation of capital.
     (Subadvised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)

  o LVIP J.P. Morgan High Yield Fund: High level of current income. (Subadvised by J.P. Morgan Investment Management Inc.)


  o LVIP Janus Capital Appreciation Fund: Long-term growth of capital. (Subadvised by Janus Capital Management LLC)

  o LVIP MFS International Growth Fund: Long-term capital appreciation. (Subadvised by Massachusetts Financial Services Company)


  o LVIP MFS Value Fund: Capital appreciation.
     (Subadvised by Massachusetts Financial Services Company)

  o LVIP Mid-Cap Value Fund: Long-term capital appreciation.
     (Subadvised by Wellington Management)

  o LVIP Mondrian International Value Fund: Long-term capital appreciation. (Subadvised by Mondrian Investment Partners Limited)


  o LVIP Money Market Fund: Current income/Preservation of capital.

     (Subadvised by Delaware Management Company)*


  o LVIP SSgA Bond Index Fund: Replicate Barclays Capital U.S. Aggregate Bond Index.

     (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA Conservative Index Allocation Fund: Current income and growth of capital; a fund of funds.

  o LVIP SSgA Conservative Structured Allocation Fund: Current income and growth of capital; a fund of funds.


  o LVIP SSgA Developed International 150 Fund: Long-term capital appreciation.

     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Emerging Markets 100 Fund: Long-term capital appreciation. (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA Global Tactical Allocation Fund: Long-term growth of capital; a fund of funds.

     (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA International Index Fund: Replicate broad market index of non-U.S. foreign securities.
     (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA Large Cap 100 Fund: Long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA Moderate Index Allocation Fund: Current income and growth of capital; a fund of funds.

  o LVIP SSgA Moderate Structured Allocation Fund: Current income and growth of capital; a fund of funds.

  o LVIP SSgA Moderately Aggressive Index Allocation Fund: Current income and growth of capital; a fund of funds.

  o LVIP SSgA Moderately Aggressive Structured Allocation Fund: Current income and growth of capital; a fund of funds.


  o LVIP SSgA Small/Mid Cap 200 Fund: Long-term capital appreciation. (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA S&P 500 Index Fund: Replicate S&P 500 Index.**

     (Sub-advised by SSgA Funds Management, Inc

  o LVIP SSgA Small-Cap Index Fund: Replicate Russell 2000 (Reg. TM) index. (Sub-advised by SSgA Funds Management, Inc

  o LVIP T. Rowe Price Growth Stock Fund: Long-term growth of capital. (Subadvised by T. Rowe Price Associates, Inc.)

  o LVIP T. Rowe Price Structured Mid-Cap Growth Fund: Maximum capital appreciation.
     (Subadvised by T. Rowe Price Associates, Inc.)


  o LVIP Templeton Growth Fund: Long-term growth of capital.
     (Subadvised by Templeton Investment Counsel, LLC)


  o LVIP Turner Mid-Cap Growth Fund: Capital appreciation.
     (Subadvised by Turner Investment Partners)


  o LVIP Vanguard Domestic Equity ETF Fund: Capital appreciation; a fund of funds.

  o LVIP Vanguard International Equity ETF Fund: Capital appreciation; a fund of funds.

  o LVIP Protected Profile 2010 Fund: Total return with emphasis on high current income; a fund of funds.

  o LVIP Protected Profile 2020 Fund: Total return with increased emphasis on capital preservation as target date approaches; a fund of funds.

  o LVIP Protected Profile 2030 Fund: Total return with increased emphasis on capital preservation as target date approaches; a fund of funds.

  o LVIP Protected Profile 2040 Fund: Total return with increased emphasis on capital preservation as target date approaches; a fund of funds.

  o LVIP Protected Profile Conservative Fund: High current income and growth of capital; a fund of funds.
     (formerly LVIP Conservative Profile Fund)

  o LVIP Protected Profile Growth Fund: Balance between high current income and growth of capital; a fund of funds.
     (formerly LVIP Moderately Aggressive Profile Fund)

  o LVIP Protected Profile Moderate Fund: Balance between high current income and growth of capital; a fund of funds.
     (formerly LVIP Moderate Profile Fund)



MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial
    Services Company

  o Core Equity Series: Capital appreciation.

  o Growth Series: Capital appreciation.

  o Total Return Series: Total return.

  o Utilities Series: Total return.


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management, Inc. and subadvised by Neuberger Berman, LLC.

  o Mid-Cap Growth Portfolio: Capital appreciation.


  o Mid-Cap Intrinsic Value Portfolio: Long-term growth.
     (formerly Regency Portfolio)



PIMCO Variable Insurance Trust, advised by PIMCO

  o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio: Maximum real return.



Putnam Variable Trust, advised by Putnam Investment Management, LLC

  o Global Health Care Fund: Capital appreciation.
     (Subadvised by Putnam Advisory Company, LLC and Putnam Investments
Limited)

  o Growth & Income Fund: Capital growth and current income.
     (Subadvised by Putnam Investments Limited)


* Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.


** "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", Standard & Poor's 500
   (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.

Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.


Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.

We also may:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.



Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services - See Additional Services and the SAI for more information on these programs);
 o maintaining records;
 o administering annuity payouts;

 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services; and
 o furnishing telephone and electronic fund transfer services.

The risks we assume include:

 o the risk that annuitants receiving annuity payouts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);

 o the risk that lifetime payments to individuals from Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage or guaranteed withdrawals under Lincoln Lifetime IncomeSM Advantage 2.0 will exceed the contract value;

 o the risk that death benefits paid will exceed the actual contract value;
 o the risk that, if i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit or 4LATER (Reg. TM) Guaranteed Income Benefit is in effect, the required Regular Income Payments will exceed the Account Value; and

 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Deductions from the VAA



For the base contract, we apply to the average daily net asset value of the subaccounts a charge which is equal to an annual rate of:


                                           With Enhanced
                                           Guaranteed Minimum
                                           Death Benefit (EGMDB)
                                           ----------------------
o   Mortality and expense risk charge              1.50%
o   Administrative charge                          0.15%
                                                    ----
o   Total annual charge for each
    subaccount                                     1.65%

Transfer Fee

We reserve the right to charge a fee of up to $25 for the 13th and each additional transfer during any contract year, excluding automatic dollar cost averaging, portfolio rebalancing and cross-reinvestment transfers. The transfer charge will not be imposed on the first 12 transfers during the contract year.


Rider Charges

A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement.


Lincoln Lifetime IncomeSM Advantage 2.0 Charge. While this rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage 2.0. The rider charge is currently equal to an annual rate of 1.05% (0.2625% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 single life option and 1.25% (0.3125% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 joint life option. There is no additional charge for Lincoln Lifetime IncomeSM Advantage
2.0 Protected Funds over and above the charge for Lincoln Lifetime IncomeSM Advantage 2.0.


The charge is applied to the Income Base (initial purchase payment if purchased at contract issue, or contract value at the time of election) as increased for subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements, and decreased for Excess Withdrawals. We will deduct the cost of this rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each subaccount of the contract on the valuation date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base section for a discussion and example of the impact of the changes to the Income Base.


The annual rider percentage charge may increase each time the Income Base increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. An Automatic Annual Step-up is a feature that will increase the Income Base to equal the contract value on a Benefit Year anniversary if all conditions are met. The Benefit Year is a 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the step-up, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

The 5% Enhancement to the Income Base (less purchase payments received in that year) occurs if a 10-year Enhancement Period is in effect as described further in the Lincoln Lifetime IncomeSM Advantage 2.0 section. During the first ten Benefit Years an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider percentage charge but will increase the dollar amount of the charge. After the 10th Benefit Year anniversary the annual rider percentage charge may increase each time the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. If your percentage charge is increased, you may opt-out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the 5% Enhancement, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement.

The rider percentage charge will increase to the then current rider percentage charge, if after the first Benefit Year anniversary, cumulative purchase payments added to the contract, equal or exceed $100,000. You may not opt-out of this rider charge increase. See The Contracts - Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0 - Income Base.


The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.


If the contract value is reduced to zero while the contractowner is receiving a Guaranteed Annual Income, no rider charge will be deducted.

Lincoln Lifetime IncomeSM Advantage Charge. While this rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage. The rider charge is currently equal to an annual rate of 0.90% of the Guaranteed Amount (0.225% quarterly) . For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative purchase payments received after the first Benefit Year anniversary equal or exceed $100,000. See The Contracts - Lincoln Lifetime IncomeSM Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

The charge is applied to the Guaranteed Amount as increased for subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. The 200% Step-up is not available for riders purchased on or after October 5, 2009. We will deduct the cost of this rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each subaccount of the contract on the valuation date the rider charge is assessed. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln Lifetime IncomeSM Advantage Guaranteed Amount section for a discussion and example of the impact of the changes to the Guaranteed Amount.

The annual rider percentage charge may increase each time the Guaranteed Amount increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 1.50% of the Guaranteed Amount. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. This opt out will only apply for this particular Automatic Annual Step-up and is not available if additional purchase payments would cause your charge to increase (see below). You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

An increase in the Guaranteed Amount as a result of the 5% Enhancement or 200% Step-up will not cause an increase in the annual rider percentage charge but will increase the dollar amount of charge.

Once cumulative additional purchase payments into your annuity contract after the first Benefit Year equal or exceed $100,000, any additional purchase payment will potentially cause the charge for your rider to change to the current charge in effect on the next Benefit Year anniversary, but the charge will never exceed the guaranteed maximum annual charge. The new charge will become effective on the Benefit Year anniversary.

The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.


If the Guaranteed Amount is reduced to zero while the contractowner is receiving a lifetime Maximum Annual Withdrawal, no rider charge will be deducted.

As of December 31, 2010, this rider is no longer available for purchase.

4LATER (Reg. TM) Advantage Protected Funds Charge. While this rider is in effect, there is a charge for the 4LATER (Reg. TM) Advantage Protected Funds. The rider charge is currently equal to an annual rate of 1.05% (0.2625% quarterly) for the single life option and 1.25% (0.3125% quarterly) for the joint life option.

The charge is applied to the Income Base (initial purchase payment if purchased at contract issue, or contract value at the time of election) as increased for subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements and decreased for withdrawals. We will deduct the cost of this rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each subaccount of the contract on the valuation date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to the 4LATER (Reg. TM) Advantage Protected Funds Income Base section for a discussion and example of the impact of the changes to the Income Base.

The annual rate for the charge may increase each time the Income Base increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. An Automatic Annual Step-up is a feature that will increase the Income Base to equal the contract value on a Benefit Year anniversary if all conditions are met. The Benefit Year is a 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Therefore, your percentage charge could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt-out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the step-up, your current charge will remain in effect and the Income Base will be returned to the prior Income Base subject to withdrawals. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

The 5% Enhancement to the Income Base (less purchase payments received in that year) occurs if a 10-year Enhancement Period is in effect as described further in the 4LATER (Reg. TM) Advantage Protected Funds section. During the first 10 Benefit Years an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider percentage charge but will increase the dollar amount of charge. After the 10th Benefit Year anniversary the percentage charge may increase each time the Income Base increases as a result of the 5% Enhancement, but the percentage charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. If your percentage charge is increased, you may opt-out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the 5% Enhancement, your current percentage charge will remain in effect and the Income Base will be returned to the prior Income Base adjusted for withdrawals. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement.

The percentage charge will increase to the then current annual percentage charge, if after the first Benefit Year anniversary, cumulative purchase payments added to the contract equal or exceed $100,000. You may not opt-out of this rider charge increase. See the 4LATER (Reg. TM) Advantage Protected Funds
- Income Base. The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.

Lincoln SmartSecurity (Reg. TM) Advantage Charge. While this rider is in effect, there is a charge for the Lincoln SmartSecurity (Reg. TM) Advantage. The rider charge is currently equal to an annual rate of:

1) 0.65% of the Guaranteed Amount (0.1625% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, single life option; or

2) 0.80% of the Guaranteed Amount (0.2000% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, joint life option. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

If you purchase this rider in the future, the percentage charge will be the current charge in effect at the time of purchase.

The charge is applied to the Guaranteed Amount (initial purchase payment, if purchased at contract issue, or contract value at the time of election) as increased for subsequent purchase payments and step-ups and decreased for withdrawals. We will deduct the cost of this rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each subaccount of the contract on the valuation date the rider charge is assessed. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln SmartSecurity (Reg. TM) Advantage, Guaranteed Amount section, for a discussion and example of the impact of changes to the Guaranteed Amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary up to and including the 10th Benefit Year if conditions are met as described in the Lincoln SmartSecurity (Reg. TM) Advantage section. Additional 10-year periods of step-ups may be elected. The annual rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount within the 10-year period.

If you elect to step-up the Guaranteed Amount for another 10-year step-up period (including if we administer the step-up election for you or if you make a change from a joint life to a single life option after a death or divorce), a pro-rata deduction of the rider charge based on the Guaranteed Amount immediately prior to the step-up will be made on the valuation date of the step-up. This deduction covers the cost of the rider from the time of the previous deduction to the date of the step-up. After a contractowner's step-up, we will deduct the rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the valuation date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge of 1.50%. If you never elect to step-up your Guaranteed Amount, your rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The rider charge will be discontinued upon the earlier of the Annuity Commencement Date, election of i4LIFE (Reg. TM) Advantage or termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider or surrender of the contract.

4LATER (Reg. TM) Advantage Charge. Prior to the Periodic Income Commencement Date (which is defined as the valuation date the initial Regular Income Payment under i4LIFE (Reg. TM) Advantage is determined), the annual 4LATER (Reg. TM) charge is currently 0.65% of the Income Base. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. The Income Base (an amount equal to the initial purchase payment if purchased at contract issue, or contract value at the time of election if elected after the contract effective date), as adjusted, is a value that will be used to calculate the 4LATER (Reg.
TM) Guaranteed Income Benefit. The Income Base is increased for subsequent purchase payments, automatic 15% enhancements and resets, and decreased for withdrawals. An amount equal to the quarterly 4LATER (Reg. TM) rider charge multiplied by the Income Base will be deducted from the subaccounts on every third month anniversary of the later of the 4LATER (Reg. TM) rider effective date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each subaccount on the valuation date the 4LATER (Reg. TM) rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional purchase payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a reset to the current Account Value. If you purchase 4LATER (Reg. TM) in the future, the percentage charge will be the charge in effect at the time you elect 4LATER (Reg. TM).

Upon a reset of the Income Base, a pro-rata deduction of the 4LATER (Reg. TM) rider charge based on the Income Base immediately prior to the reset will be made on the valuation date of the reset. This deduction covers the cost of the 4LATER (Reg. TM) rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER (Reg. TM) rider charge for the reset Income Base on a quarterly basis, beginning on the valuation date on or next following the three-month anniversary of the reset. At the time of the reset, the annual charge will be the current charge in effect for new purchases of 4LATER (Reg. TM) at the time of reset, not to exceed the guaranteed maximum charge of 1.50% of the Income Base. If you never elect to reset your Income Base, your 4LATER (Reg. TM) rider percentage charge will never change, although the amount we deduct will change as your Income Base changes.

Prior to the Periodic Income Commencement Date, a pro-rata amount of the 4LATER (Reg. TM) rider charge will be deducted upon termination of the 4LATER (Reg.
TM) rider for any reason other than death. On the Periodic Income Commencement Date, a pro-rata deduction of the 4LATER (Reg. TM) rider charge will be made to cover the cost of 4LATER (Reg. TM) since the previous deduction.

On or about July 2, 2012, this rider is no longer available for purchase.

i4LIFE (Reg. TM) Advantage Charge. While this rider is in effect, there is a daily charge for i4LIFE (Reg. TM) Advantage. i4LIFE (Reg. TM) Advantage is subject to a daily charge that is based on your Account Value. The initial Account Value is your contract value on the valuation date i4LIFE (Reg. TM) Advantage becomes effective, less any applicable premium taxes. During the Access Period, your Account Value on a valuation date equals the total value of all of the contractowner's accumulation units plus the contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made, as well as withdrawals. i4LIFE (Reg.
TM) Advantage provides Regular Income Payments for your life, subject to certain conditions, during two time periods: the Access Period and the Lifetime Income Period. During the Access Period, you have access to your Account Value. You select when the Access Period begins and ends at the time you elect i4LIFE (Reg. TM) Advantage. The Lifetime Income Period begins immediately after the Access Period ends. The Lifetime Income Period ends when you die (or upon the death of a Secondary Life, if any).

The annual rate of the i4LIFE (Reg. TM) Advantage charge during the Access Period is: 1.90% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; and 2.10% for the i4LIFE (Reg. TM) Advantage EGMDB. During the Lifetime Income Period, the charge for all death benefit options is 1.90%. This charge consists of a mortality and expense risk charge, and an administrative charge. These charges replace the Separate Account Annual Expenses for the base contract. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 and 4LATER (Reg. TM) Advantage Protected Funds pay different charges for i4LIFE (Reg. TM) Advantage. i4LIFE (Reg. TM) Advantage will become effective as of the next valuation date after we receive a completed election form in good order at our Servicing Office. We will begin deducting the charge at that time. Refer to the i4LIFE (Reg. TM) Advantage section for explanations of the Account Value, the Access Period, and the Lifetime Income Period.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit Charge. The Guaranteed Income Benefit (version 4) which is available for purchase with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.65% of the Account Value (0.50% for versions 1, 2 and 3) (single life option), which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.55% (2.40% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage Account Value death benefit; and 2.75% (2.60% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage EGMDB.

If you elect the joint life option, the charge for the Guaranteed Income Benefit (version 4) which is purchased with i4LIFE (Reg. TM) Advantage will be subject to a current annual charge of 0.85% of the Account Value which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.75% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; and 2.95% for the i4LIFE (Reg. TM) Advantage EGMDB. These charges replace the Separate Account Annual Expenses for the base contract. There is no additional charge for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds over and above the charge for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4).

The Guaranteed Income Benefit percentage charge will not change until there is an automatic step up of the Guaranteed Income Benefit (version 4) or you elect an additional step-up period (version 2 and version 3) during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus). At the time of the step-up the Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 2.00% (version 4) or 1.50% (version 2 and version 3) of the Account Value. If we automatically administer the step-up (version 4) or step-up period election (versions 2 or 3) for you and your percentage charge is increased, you may ask us to reverse the step-up or the step-up period election by giving us notice within 30 days after the date on which the step-up or the step-up period election occurred. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up or the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. For version 2 and version 3, you will have no more step-ups unless you notify us that you wish to start a new step-up period (described in the i4LIFE (Reg. TM) Advantage section of this prospectus). For version 4, future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up. Version 1 does not step-up; therefore the charge does not change.

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds. Purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds may carry over certain features of the Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds rider to elect i4LIFE (Reg. TM)Advantage with Guaranteed Income Benefit (version 4). If you make this election, then the current Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds charge will be your initial charge for i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit (version 4). This charge is in addition to the daily mortality and expense risk and administrative charge of the base contract for your death benefit option set out under Deductions of the VAA. The charges and calculations described earlier for i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit will not apply.

For purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds, the charges for i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit (version 4) are combined into a single charge that is deducted quarterly, starting with the first three-month anniversary of the effective date of i4LIFE (Reg. TM) Advantage and every three months thereafter. The current initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is equal to an annual rate of 1.05% (0.2625% quarterly) for the single life option and 1.25% (0.3125% quarterly) for the joint life option. The charge is a percentage of the greater of the Income Base (the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base less the Lincoln Lifetime IncomeSM Advantage 2.0 Guaranteed Annual Income amounts paid since the last Automatic Step-up or 4LATER (Reg. TM) Advantage Protected Funds Income Base), or the Account Value. Refer to Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds for a description of the Income Base. The total annual subaccount charges of 1.65% for the EGMDB also apply. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds are guaranteed that in the future the guaranteed maximum initial charge for both i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit (version 4) will be the guaranteed maximum charge then in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage
2.0 or 4LATER (Reg. TM) Advantage Protected Funds.

The charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds will not change until there is an automatic step-up of the Guaranteed Income Benefit (described later in the i4LIFE (Reg.
TM) Advantage section of this prospectus). At such time, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increased and 2) the charge will also increase by the percentage of any increase to the Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds current charge rate. (The Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds charge continues to be used as a factor in determining the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.) The charge rate is based upon surrender experience, mortality experience, contractowner investment experience, solvency and profit margins, and the goals and objectives of the Lincoln hedging experience. Significant changes in one or more of these categories could result in an increase in the charge. This means that the charge may change annually. The charge may also be reduced if a withdrawal above the Regular Income Payment is taken. The dollar amount of the rider charge will be reduced in the same proportion that the withdrawal reduced the Account Value. The annual dollar amount is divided by four (4) to determine the quarterly charge.

The following example shows how the initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 and 4LATER (Reg. TM) Advantage Protected Funds is calculated as well as adjustments due to increases to the Guaranteed Income Benefit (version 4) and the Lincoln Lifetime IncomeSM Advantage 2.0 charge. The example is a nonqualified contract and assumes the contractowner is 65 years old on the effective date of electing the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). Pursuant to the provisions of the Guaranteed Income Benefit (version 4) the initial Guaranteed Income Benefit is set at 4% of the Income Base based upon the contractowner's age (see Guaranteed Income Benefit (version 4) for a more detailed description). The example also assumes that the current charge for Lincoln Lifetime IncomeSM Advantage 2.0 is 1.05%. The first example demonstrates how the initial charge is determined for an existing contract with an Account Value and Income Base. (The same calculation method applies to purchasers of 4LATER (Reg. TM) Advantage Protected Funds except for the different initial Guaranteed Income Benefit rates set forth in the Guaranteed Income Benefit (version 4) description later in this prospectus.)





  1/1/10   Initial i4LIFE (Reg. TM) Advantage Account Value                                       $ 100,000
  1/1/10   Income Base as of the last valuation date under Lincoln Lifetime IncomeSM              $ 125,000
           Advantage 2.0
  1/1/10   Initial Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit    $1,312.50
           (version 4) ($125,000 * 1.05% current charge for Lincoln Lifetime IncomeSM
           Advantage 2.0) (charge is assessed against the Income Base since it is larger than the Account Value)
  1/2/10   Amount of initial i4LIFE (Reg. TM) Advantage Regular Income Payment (an example of     $   5,066
           how the Regular Income Payment is calculated is shown in the SAI)
  1/2/10   Initial Guaranteed Income Benefit (4% * $125,000 Income Base)                          $   5,000



The next example shows how the charge will increase if the Guaranteed Income Benefit is stepped up to 75% of the Regular Income Payment.





  1/2/11   Recalculated Regular Income Payment (due to market gain in Account Value)               $   6,900
  1/2/11   New Guaranteed Income Benefit (75% * $6,900 Regular Income Payment)                     $   5,175
  1/2/11   Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version    $1,358.44
           4) ($1,312.50 * ($5,175/$5,000)) Prior charge * [ratio of increased
           Guaranteed Income Benefit to prior Guaranteed Income Benefit]



If the Lincoln Lifetime IncomeSM Advantage 2.0 charge has also increased, subject to a maximum charge of 2.00%, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) charge will increase upon a step-up. (The Lincoln Lifetime IncomeSM Advantage 2.0 charge continues to be used in the calculation of the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.)



Continuing the above example:




  1/2/11   Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version    $1,358.44
              4)
  1/2/12   Recalculated Regular Income Payment (due to Account Value increase)                     $   7,400
  1/2/12   New Guaranteed Income Benefit (75% * $7,400 Regular Income Payment)                     $   5,550
           Assume the Lincoln Lifetime IncomeSM Advantage 2.0 charge increases from
           1.05% to 1.15%.
  1/2/12   Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit             $1,595.63
           ($1,358.44 * ($5,550/$5,175) * (1.15%/1.05%))


The new annual charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is $1,595.63 which is equal to the current annual charge of $1,358.44 multiplied by the percentage increase of the Guaranteed Income Benefit ($5,550/$5,175) times the percentage increase to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge (1.15%/1.05%).


If the Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds percentage charge is increased, we will notify you in writing. You may contact us in writing or at the telephone number listed on the first page of this prospectus to reverse the step-up within 30 days after the date on which the step-up occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. If the Guaranteed Income Benefit increased due to the step-up we would decrease the Guaranteed Income Benefit to the Guaranteed Income Benefit in effect before the step-up occurred, reduced by any Excess Withdrawals. Future step-ups as described in the rider would continue.

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, i4LIFE (Reg. TM) Advantage will also be terminated and the i4LIFE (Reg. TM) Advantage and Guaranteed Income Benefit charge will cease.

i4LIFE (Reg. TM) Advantage with 4LATER (Reg. TM) Guaranteed Income Benefit Charge for purchasers who previously purchased 4LATER (Reg. TM) Advantage . The 4LATER (Reg. TM) Guaranteed Income Benefit for purchasers who previously purchased 4LATER (Reg. TM) Advantage is subject to a current annual charge of 0.65% of the Account Value, which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.55% for the i4LIFE (Reg. TM) Account Value death benefit; and 2.75% for the EGMDB. (For riders purchased before January 20, 2009, the current annual percentage charge is 0.50%, but will increase to 0.65% upon the next election to reset the Income Base.) These charges apply only during the i4LIFE (Reg. TM) Advantage payout phase.


On and after the Periodic Income Commencement Date, the 4LATER (Reg. TM) Guaranteed Income Benefit charge will be added to the i4LIFE (Reg. TM) charge as a daily percentage of average Account Value. This is a change to the calculation of the 4LATER (Reg. TM) charge because after the Periodic Income Commencement Date, when the 4LATER (Reg. TM) Guaranteed Income Benefit is established, the Income Base is no longer applicable. The percentage 4LATER (Reg. TM) charge is the same immediately before and after the Periodic Income Commencement Date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the Periodic Income Commencement Date and then multiplied by the average daily Account Value after the Periodic Income Commencement Date.

After the Periodic Income Commencement Date, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will not change unless the contractowner elects additional 15-year step-up periods during which the 4LATER (Reg. TM) Guaranteed Income Benefit (described later) is stepped-up to 75% of the current Regular Income Payment. At the time you elect a new 15-year step-up period, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of Account Value.

After the Periodic Income Commencement Date, if the 4LATER (Reg. TM) Guaranteed Income Benefit is terminated, the 4LATER (Reg. TM) Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.


Guaranteed Income Benefit Charge for Lincoln Lifetime IncomeSM Advantage purchasers. For purchasers of Lincoln Lifetime IncomeSM Advantage who terminate their rider and purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (version 2 or 3 as stated in your rider), the Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.50% of the Account Value, which is added to the i4LIFE (Reg.
TM)Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.40% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; and 2.60% for the i4LIFE (Reg. TM) Advantage EGMDB.

Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed that in the future the guaranteed maximum charge for the Guaranteed Income Benefit will be the guaranteed maximum charge then in effect at the time that they purchase the Lincoln Lifetime IncomeSM Advantage.


The Guaranteed Income Benefit percentage charge will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later). At the time you elect a new step-up period, the percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your percentage charge is increased, you may ask us to reverse the step-up period election by giving us notice within 30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up period election occurred. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus).

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.



Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 3.5%. Currently, there is no premium tax levied for New York residents.


Other Charges and Deductions

We may apply a market value adjustment to amounts being withdrawn, surrendered or transferred from a guaranteed period account only (except for dollar cost averaging, portfolio rebalancing, cross-reinvestment, withdrawals up to the Maximum Annual Withdrawal amount under the Lincoln SmartSecurity (Reg. TM) Advantage and regular income payments under i4LIFE (Reg. TM) Advantage). See Fixed Side of the Contract.

The mortality and expense risk and administrative charge of 1.40% of the value in the VAA will be assessed on all variable annuity payouts (except for the i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.

There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.


Additional Information

The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.



The Contracts

Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the Contracts.


When a completed application and all other information necessary for processing a purchase order is received in good order at our Servicing Office, an initial purchase payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial purchase payment to your agent, we will not begin processing your purchase order until we receive the application and initial purchase payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the purchase payment will be returned immediately. Once the application is complete, we will allocate your initial purchase payment within two business days.



Who Can Invest

To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the contractowner, joint owner and annuitant must be under age 86. Certain death benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a purchase payment and/or freeze a contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or death benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the contractowner, and held in that account until instructions are received from the appropriate regulator.

Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The contract may not be resold, traded on any stock exchange, or sold on any secondary market.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.

Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Purchase Payments


You may make purchase payments to the contract at any time, subject to certain conditions. You are not required to make any additional purchase payments after the initial purchase payment. There may be some restrictions on making additional purchase payments if you purchased a Living Benefit rider. See the Living Benefit Riders section of this prospectus for additional information. The minimum initial purchase payment is $10,000. The minimum annual amount for additional purchase payments is $300. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a purchase payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the purchase payment to you. Purchase payments totaling $2 million or more are subject to Home Office approval. We may surrender your contract in accordance with New York law, if your contract value drops below $2,000 for any reason, including if your contract value drops due to the performance of the subaccounts you selected. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit riders. Purchase payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the contract, or the death of the contractowner, whichever comes first. Upon advance written notice, we reserve the right to limit purchase payments made to the contract.



Valuation Date

Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.


Allocation of Purchase Payments

Purchase payments allocated to the variable account are placed into the VAA's subaccounts, according to your instructions. You may also allocate purchase payments in the fixed account, if available.


The minimum amount of any purchase payment which can be put into any one subaccount is $20. The minimum amount of any purchase payment which can be put into a Guaranteed Period of the fixed account is $2,000, subject to state approval.


If we receive your purchase payment from you or your broker-dealer in good order at our Servicing Office prior to 4:00 p.m., New York time, we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If we receive your purchase payment in good order at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. If you submit your purchase payment to your representative, we will generally not begin processing the purchase payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your purchase payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your purchase payment to us, and your purchase payment was placed with your broker-dealer prior to 4:00 p.m., New York time, then we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If your purchase payment was placed with your broker-dealer at or after 4:00 p.m. New York time, then we will use the accumulation unit value computed on the next valuation date.

The number of accumulation units determined in this way is not impacted by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


Valuation of Accumulation Units

Purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2. The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.


The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period. Contracts with different features have different daily charges, and therefore, will have different corresponding accumulation unit values on any given day. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.



Transfers On or Before the Annuity Commencement Date

After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one subaccount to another. A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received. Currently, there is no charge to you for a transfer. However, we reserve the right to impose a $25 fee for transfers after the first 12 times during a contract year. Transfers are limited to twelve (12) (within and/or between the variable and fixed subaccounts) per contract year unless otherwise authorized by Lincoln New York. Lincoln New York reserves the right to require a 30 day minimum time period between each transfer. Transfers made as a part of an automatic transfer program will not be counted against these twelve transfers.

The minimum amount which may be transferred between subaccounts is $300 (or the entire amount in the subaccount, if less than $300). If the transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total balance of the subaccount.

A transfer request may be made to our Servicing Office using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the contractowner on the next valuation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Servicing Office.

Requests for transfers will be processed on the valuation date that they are received when they are received in good order at our Servicing Office before the end of the valuation date (normally 4:00 p.m. New York time). If we receive a transfer request in good order at or after 4:00p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.

If your contract offers a fixed account, you may also transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the subaccount if less than $2,000. However, if a transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total amount to the fixed side of the contract.


You may also transfer part of the contract value from a fixed account to the variable subaccount(s) subject to the following restrictions:
 o total fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
 o the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.

Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE (Reg. TM) Advantage transfers) may be subject to interest adjustments, if applicable. For a description of the interest adjustment, see the Fixed Side of the Contract - Guaranteed Periods and Interest Adjustments.

Because of these restrictions, it may take several years to transfer all of the contract value in the fixed accounts to the variable subaccounts. You should carefully consider whether the fixed account meets your investment criteria.


Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.

Market Timing


Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may affect other contractowners or fund shareholders.


In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among subaccounts. While we reserve the right to enforce these policies and procedures, contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.


Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccount to subaccount to comply with specific fund policies and procedures.


We may increase our monitoring of contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same contractowner if that contractowner has been identified as a market timer. For each contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.


Once a contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the contractowner in writing that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the contract year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that contractowner's particular transfers.


Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of contractowners determined to be engaged in such transfer activity that may adversely affect other contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all contractowners. An exception for any contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all contractowners or as applicable to all contractowners investing in underlying funds.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date


You may transfer all or a portion of your investment in one subaccount to another subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per contract year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment. Once elected, the fixed annuity payment is irrevocable.

These provisions also apply during the i4LIFE (Reg. TM) Advantage Lifetime Income Period. See i4LIFE (Reg. TM) Advantage.



Ownership

The owner on the date of issue will be the person or entity designated in the contract specifications. If no owner is designated, the annuitant(s) will be the owner. The owner may name a joint owner.


As contractowner, you have all rights under the contract. According to New York law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Assignments may have an adverse impact on any death benefits or Living Benefits in this product. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.



Joint Ownership

If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.


Annuitant


The following rules apply prior to the Annuity Commencement Date. You may name only one annuitant [unless you are a tax-exempt entity, then you can name two joint annuitants]. You (if the contractowner is a natural person) have the right to change the annuitant at any time by notifying us of the change, however we reserve the right to approve all annuitant changes. This may not be allowed if certain riders are in effect. The new annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the death benefits or living benefits. See The Contracts - Death Benefit. A contingent annuitant may be named or changed by notifying us in writing. Contingent annuitants are not allowed on contracts owned by non-natural owners. On or after the Annuity Commencement Date, the annuitant or joint annuitants may not be changed and contingent annuitant designations are no longer applicable.



Surrenders and Withdrawals


Before the Annuity Commencement Date, we will allow the surrender of the contract or a withdrawal of the contract value upon your written request on an approved Lincoln distribution request form (available from the Servicing Office), subject to the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date depend on the annuity payout option selected.


The amount available upon surrender/withdrawal is the contract value less any applicable charges, fees, and taxes at the end of the valuation period during which the written request for surrender/withdrawal is received in good order at the Servicing Office. If we receive a surrender or withdrawal request in good order at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total contract value. Surrenders and withdrawals from the fixed account may be subject to the Interest Adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Servicing Office. The payment may be postponed as permitted by the 1940 Act.

As of January 17, 2012, we will no longer offer SecureLine (Reg. TM) for withdrawals or surrenders. SecureLine (Reg. TM) is an interest bearing account established from the proceeds payable on a policy or contract administered by us. We will, however, continue to offer SecureLine (Reg. TM) for death benefit proceeds. Please see the General Death Benefit Information section in this prospectus for more information about SecureLine (Reg. TM).


The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal Tax Matters - Taxation of Withdrawals and Surrenders.


Additional Services

These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one after appropriate notice to contractowners. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Servicing Office. For further detailed information on these services, please see Additional Services in the SAI.


Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable subaccounts into the variable subaccounts on a monthly basis or in accordance with other terms we make available.

You may elect to participate in the DCA program at the time of application or at anytime before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged is $1,500 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the Annuity Commencement Date;
 o the value of the amount being DCA'd is depleted; or

 o you cancel the program by written request or by telephone if we have your telephone authorization on file.


We reserve the right to restrict access to this program at any time.


A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or market value adjustment which may apply to transfers. Upon receipt of an additional purchase payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional purchase payments will be credited with interest at the standard DCA rate at the time. If you cancel the DCA program, your remaining contract value in the DCA program will be allocated to the variable subaccounts according to your allocation instructions. We reserve the right to discontinue or modify this program at any time. DCA does not assure a profit or protect against loss.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your contract value. Withdrawals under AWS are subject to applicable market value adjustments. See Fixed Side of the Contract - Market Value Adjustment.


The cross-reinvestment service automatically transfers the contract value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals. You specify the applicable subaccounts, the baseline amount and the interval period.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.

Only one of the three additional services (DCA, cross-reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross-reinvestment running simultaneously.



Asset Allocation Models


Your registered representative may discuss asset allocation models with you to assist you in deciding how to allocate your purchase payments among the various subaccounts and/or the fixed account. The models listed below were designed and prepared by the Company, in consultation with SSgA Funds Management, Inc., for use by Lincoln Financial Distributors, Inc., (LFD) the principal underwriter of the contracts. LFD provides models to broker dealers who may offer the models to their own clients. The models do not constitute investment advice and you should consult with your broker dealer representative to determine whether you should utilize a model or which model is suitable for you based upon your goals, risk tolerance and time horizon.

Each model invests different percentages of contract value in some or all of the LVIP subaccounts currently available within your annuity contract. If you select an asset allocation model, 100% of your contract value (and any additional purchase payments you make) will be allocated among certain subaccounts in accordance with the model's asset allocation strategy. You may not make transfers among the subaccounts. We will deduct any withdrawals you make from the subaccounts in the asset allocation model on a pro rata basis. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in the contract at any time.

Each of the asset allocation models seeks to meet its investment objective while avoiding excessive risk. The models also strive to achieve diversification among asset classes in order to help reduce volatility and boost returns over the long-term. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive strategy, these models are probably not appropriate for you.

The asset allocation models are intended to provide a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.

In order to maintain the model's specified subaccount allocation percentages, you agree to be automatically enrolled in and you thereby authorize us to automatically rebalance your contract value on a quarterly basis based upon your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each allocation. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.



The models are static asset allocation models. This means that they have fixed allocations made up of underlying funds that are offered within your contract and the percentage allocations will not change over time. Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you desire to change your contract value or purchase payment allocation or percentages to reflect a revised or different model, you must submit new allocation instructions to us. You may terminate a model at any time. There is no charge from Lincoln for participating in a model.


The election of certain Living Benefit riders may require that you allocate purchase payments in accordance with Investment Requirements that may be satisfied by choosing an asset allocation model. Different requirements and/or restrictions may apply under the individual rider. See The Contracts - Investment Requirements.


The models are as follows:
 o The Lincoln SSgA Conservative Index Model is composed of specified underlying subaccounts representing a target allocation of approximately 40% in three equity subaccounts and 60% in one fixed income subaccount. This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes index funds exclusively.
 o The Lincoln SSgA Moderate Index Model is composed of specified underlying subaccounts representing a target allocation of approximately 60% in three equity subaccounts and 40% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes index funds exclusively.

 o The Lincoln SSgA Moderately Aggressive Equity Index Model (formerly known as the Lincoln SSgA Moderately Aggressive Index Model) is composed of specified underlying subaccounts representing a target allocation of approximately 80% in three equity subaccounts and 20% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively.

 o The Lincoln SSgA Moderately Aggressive Index Model is composed of specified underlying subaccounts representing a target allocation of approximately 70% in three equity subaccounts and 30% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively.
 o The Lincoln SSgA Aggressive Index Model is composed of specified underlying subaccounts representing a target allocation of approximately 90% in three equity subaccounts and 10% in one fixed income subaccount. This model seeks long term growth of capital. The model utilizes index funds exclusively.

 o The Lincoln SSgA Structured Conservative Model is composed of specified underlying subaccounts representing a target allocation of approximately 40% in seven equity subaccounts and 60% in one fixed income subaccount. This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.

 o The Lincoln SSgA Structured Moderate Model is composed of specified underlying subaccounts representing a target allocation of approximately 60% in seven equity subaccounts and 40% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.

 o The Lincoln SSgA Structured Moderately Aggressive Equity Model (formerly known as the Lincoln SSgA Structured Moderately Aggressive Model) is composed of specified underlying subaccounts representing a target allocation of approximately 80% in seven equity subaccounts and 20% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.

 o The Lincoln SSgA Structured Moderately Aggressive Model is composed of specified underlying subaccounts representing a target allocation of approximately 70% in seven equity subaccounts and 30% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.
 o The Lincoln SSgA Structured Aggressive Model is composed of specified underlying subaccounts representing a target allocation of approximately 90% in seven equity subaccounts and 10% in one fixed income subaccount. This model seeks long term growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.


Your registered representative will have more information on the specific investments of each model.

Franklin Templeton Founding Investment Strategy: Through the Franklin Templeton Founding Investment Strategy you may allocate purchase payments and/or contract values to three underlying funds as listed below. This is not an asset allocation model. If you choose to follow this strategy you will invest 100% of your contract value according to the strategy. You may invest in any of the three funds without adopting the strategy. Upon selection of this program you agree to be automatically enrolled in portfolio rebalancing and authorize us to automatically rebalance your contract value on a quarterly basis in accordance with the strategy. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each allocation. You may terminate the strategy at any time and reallocate your contract value to other investment options. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.



         o FTVIPT Franklin Income Securities        34% of contract value
         o FTVIPT Mutual Shares Securities          33% of contract value
         o LVIP Templeton Growth Fund               33% of contract value

Death Benefit


The chart below provides a brief overview of how the death benefit proceeds will be distributed if death occurs prior to i4LIFE (Reg. TM) Advantage elections or prior to the Annuity Commencement Date. Refer to your contract for the specific provisions applicable upon death.




 UPON DEATH OF:    AND...
contractowner     There is a surviving joint owner
 contractowner     There is no surviving joint owner
contractowner     There is no surviving joint owner
                  and the beneficiary predeceases the
                  contractowner
 annuitant         The contractowner is living
annuitant         The contractowner is living
 annuitant**       The contractowner is a trust or other
                  non-natural person



 UPON DEATH OF:    AND...                                 DEATH BENEFIT PROCEEDS PASS TO:
contractowner     The annuitant is living or deceased    joint owner
 contractowner     The annuitant is living or deceased    designated beneficiary
contractowner     The annuitant is living or deceased    contractowner's estate
 annuitant         There is no contingent annuitant       The youngest contractowner
                                                         becomes the contingent annuitant
                                                         and the contract continues. The
                                                         contractowner may waive* this
                                                         continuation and receive the death
                                                         benefit proceeds.
annuitant         The contingent annuitant is living     contingent annuitant becomes the
                                                         annuitant and the contract continues
 annuitant**       No contingent annuitant allowed        designated beneficiary
                  with non-natural contractowner


* Notification from the contractowner to select the death benefit proceeds must be received within 75 days of the death of the annuitant.

** Death of annuitant is treated like death of the contractowner.

If the contractowner (or a joint owner) or annuitant dies prior to the Annuity Commencement Date, a death benefit may be payable. You can choose the death benefit. Only one death benefit may be in effect at any one time and this death benefit terminates if you elect i4LIFE (Reg. TM) Advantage or elect any other annuitization option. Generally, the more expensive the death benefit the greater the protection.


You should consider the following provisions carefully when designating the beneficiary, annuitant, any contingent annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the death benefit or other amount paid upon a contractowner's or annuitant's death.

You may designate a beneficiary during your lifetime and change the beneficiary by filing a written request with our Servicing Office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary.

Upon the death of the contractowner, a death benefit will be paid to the beneficiary. Upon the death of a joint owner, the death benefit will be paid to the surviving joint owner. If the contractowner is a corporation or other non-individual (non-natural person), the death of the annuitant will be treated as death of the contractowner.

If an annuitant who is not the contractowner or joint owner dies, then the contingent annuitant, if named, becomes the annuitant and no death benefit is payable on the death of the annuitant. If no contingent annuitant is named, the contractowner (or younger of joint owners) becomes the annuitant. Alternatively, a death benefit may be paid to the contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this death benefit must be received by us within 75 days of the death of the annuitant. The contract terminates when any death benefit is paid due to the death of the annuitant.

A death benefit payable on the death of the annuitant will not be paid if the annuitant has been changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior annuitant.

Enhanced Guaranteed Minimum Death Benefit (EGMDB). The Enhanced Guaranteed Minimum Death Benefit is the greatest of:
 o the contract value as of the valuation date the death benefit is approved by us for payment;
 o the sum of all purchase payments, decreased proportionally by all withdrawals, partial annuitizations and premium tax incurred, if any (withdrawals less than or equal to the Guaranteed Annual Income amount under the Lincoln Lifetime IncomeSM Advantage 2.0 rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all purchase payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 and The Contracts - Lincoln Lifetime IncomeSM Advantage); or
 o the highest contract value on any contract anniversary (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased (owner, joint owner, or annuitant) and prior to the date of death of the deceased (owner, joint owner, or annuitant); where the highest contract value is increased by purchase payments and is decreased proportionally by partial withdrawals, partial annuitizations, and any premium taxes incurred on or subsequent to the anniversary date on which the highest contract value is obtained. On or after your 89th birthday, the amount of any death benefit will be the greater of: the annuity account value for the valuation period during which the death benefit election becomes effective; or the sum of all premium payments less the sum of all withdrawals.


General Death Benefit Information


Only one of these death benefit elections may be in effect at any one time. This election terminates if you elect i4LIFE (Reg. TM) Advantage (which provides a death benefit) or if you elect an annuitization option.


If there are joint owners, upon the death of the first contractowner, we will pay a death benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole contractowner. Upon the death of the spouse who continues the contract, we will pay a death benefit to the designated beneficiary(s).

If the beneficiary is the spouse of the contractowner, then the spouse may elect to continue the contract as the new contractowner. Pursuant to the Federal Defense of Marriage Act, same-sex marriages are not recognized for purposes of federal law. Therefore, the favorable tax treatment provided by federal tax law to an opposite-sex spouse is not available to a same-sex spouse. Same-sex spouses should consult a tax advisor prior to purchasing annuity products that provide benefits based upon status as a spouse, and prior to exercising any spousal rights under an annuity. Should the surviving spouse elect to continue the contract, a portion of the death benefit may be credited to the contract. Any portion of the death benefit that would have been payable (if the contract had not been continued) that exceeds the current contract value on the date the surviving spouse elects to continue will be added to the contract value. If the contract is continued in this way, the death benefit in effect at the time the beneficiary elected to continue the contract will remain as the death benefit.

The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in good order. To be in good order, we require all the following:


1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:
 o If any beneficiary dies before the contractowner, that beneficiary's interest will go to any other beneficiaries named, according to their respective interests; and/or
 o If no beneficiary survives the contractowner, the proceeds will be paid to the contractowner's estate.

If the beneficiary is a minor, court documents appointing the guardian/custodian may be required.

Unless the contractowner has already selected a settlement option, the beneficiary may choose the method of payment of the death benefit. The death benefit payable to the beneficiary or joint owner must be distributed within five years of the contractowner's date of death unless the beneficiary begins receiving within one year of the contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the beneficiary's life expectancy.

Upon the death of the annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If the death benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an annuity payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.


In the case of a death of one of the parties to the annuity contract, if the recipient of the death benefit has elected a lump sum settlement and the death benefit is over $10,000, the proceeds will be placed into a SecureLine (Reg.
TM) account in the recipient's name as the owner of the account. SecureLine (Reg. TM) is a service we offer to help the recipient manage the death benefit proceeds. With SecureLine (Reg. TM), an interest bearing account is established from the proceeds payable on a policy or contract administered by us. The recipient is the owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's SecureLine (Reg.
TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in our general account. The interest rate offered with a SecureLine (Reg.
TM) account is not necessarily that credited to the fixed account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.



Investment Requirements


Riders purchased prior to January 20, 2009. Contractowners who purchased the Lincoln Lifetime IncomeSM Advantage rider from December 15, 2008 through January 19, 2009 will be subject to Investment Requirements as set forth in your contract.

Riders purchased on or after January 20, 2009 and prior to June 30, 2009. Contractowners who have elected the Lincoln Lifetime IncomeSM Advantage 2.0 rider, Guaranteed Income Benefit (version 4) under i4LIFE (Reg. TM) Advantage, as well as contractowners who have elected Lincoln Lifetime IncomeSM Advantage rider or the Guaranteed Income Benefit (version 3) under i4LIFE (Reg. TM) Advantage since January 20, 2009 or have elected the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 2), Lincoln SmartSecurity (Reg. TM) Advantage, or 4LATER (Reg. TM) Advantage as of June 30, 2009 are subject to the following Investment Requirements on the investments in their contracts.


We have divided the subaccounts of your contract into two groups. We will specify the minimum or maximum percentages of your contract value (includes Account Value if i4LIFE (Reg. TM) Advantage is in effect) that must be in each group at the time you purchase the rider.

In addition, you may allocate your contract value and purchase payments in accordance with certain asset allocation models. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some subaccounts are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.


You can select the percentages of contract value to allocate to individual subaccounts within each group, but the total investment for all subaccounts in a group must comply with the specified minimum or maximum percentages for that group.


In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your contract value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your contract value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation.



At this time, the subaccount groups are as follows:




Group 1                                               Group 2
Investments must be at least 30% of contract value    Investments cannot exceed 70% of contract value or Account Value if
                                                      i4LIFE (Reg. TM)
or Account Value if i4LIFE (Reg. TM) Advantage with   Advantage with Guaranteed Income Benefit is in effect
                                                      --------------------------------------------------------------------------
Guaranteed Income Benefit is in effect
-----------------------------------------------------
1. American Century VP Inflation Protection Fund      All other subaccounts except as described below.
2. Delaware VIP Diversified Income Series
3. Delaware VIP Limited-Term Diversified Income
Series
4. FTVIPT Templeton Global Bond Securities Fund
5. LVIP BlackRock Inflation Protected Bond Fund
6. LVIP Delaware Bond Fund
7. LVIP Delaware Diversified Floating Rate Fund
8. LVIP Dimensional/Vanguard Total Bond Fund
9. LVIP Global Income Fund
10. LVIP SSgA Bond Index Fund



To satisfy these Investment Requirements, you may allocate 100% of your contract value or Account Value under i4LIFE (Reg. TM) Advantage among the subaccounts on the following list; however, if you allocate less than 100% of contract value or Account Value under i4LIFE (Reg. TM) Advantage to or among these subaccounts, then these subaccounts will be considered as part of Group 1 or 2 above, as applicable, and you will be subject to the Group 1 or 2 restrictions. The DWS Alternative Asset Allocation VIP Portfolio, the PIMCO VIT CommodityRealReturn (Reg. TM) Strategy, the LVIP SSgA Emerging Markets 100 Fund, the AllianceBernstein VPS Global Thematic Growth Portfolio, the Delaware VIP REIT Series and the Delaware VIP Emerging Markets Series and the Franklin Templeton Founding Investment Strategy are not available with these riders. The fixed account is only available for dollar cost averaging.


oAmerican Century VP Inflation Protection oBlackRock Global Allocation VI Fund oDelaware VIP Diversified Income Series oDelaware VIP Limited-Term Diversified Income Series oFTVIPT Franklin Income Securities Fund oFTVIPT Templeton Global Bond Securities Fund oLVIP BlackRock Inflation Protected Bond Fund oLVIP Delaware Bond Fund

oLVIP Delaware Diversified Floating Rate Fund oLVIP Dimensional/Vanguard Total Bond Fund

oLVIP Global Income Fund
oLVIP SSgA Bond Index Fund
oLVIP SSgA Global Tactical Allocation Fund

oLVIP SSgA Conservative Index Allocation Fund oLVIP SSgA Conservative Structured Allocation Fund oLVIP SSgA Moderate Index Allocation Fund oLVIP SSgA Moderate Structured Allocation Fund oLVIP SSgA Moderately Aggressive Index Allocation Fund

oLVIP SSgA Moderately Aggressive Structured Allocation Fund

oLVIP Protected Profile 2010 Fund

oLVIP Protected Profile 2020 Fund
oLVIP Protected Profile Conservative Fund oLVIP Protected Profile Growth Fund oLVIP Protected Profile Moderate Fund

oMFS VIT Total Return Series

To satisfy these Investment Requirements, contract value can be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. 100% of the contract value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model and Lincoln SSgA Moderately Aggressive Index Model.

You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate contract value among Group 1 or Group 2 subaccounts as described above.


Riders purchased on or after June 30, 2009. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds or 4LATER (Reg. TM) Advantage Protected Funds, you must allocate 100% of your contract value among one or more of the following subaccounts only: LVIP Protected Profile Conservative Fund, LVIP Protected Profile Growth Fund, LVIP Protected Profile Moderate Fund, LVIP Delaware Bond Fund and LVIP SSgA Bond Index Fund. You must comply with the Investment Requirements during the period of time you own the rider (the minimum time period for ownership is specified under the Termination section of each rider). If you do not wish to adhere to the Investment Requirements after the minimum time period of ownership has expired, you must terminate your rider. See the Termination section applicable to your rider for more information. Contractowners who have elected the Lincoln Lifetime IncomeSM Advantage 2.0 rider, the Lincoln Lifetime IncomeSM Advantage rider, the Guaranteed Income Benefit (versions 4, 3, or 2) under i4LIFE (Reg. TM) Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage on or after June 30, 2009 will be subject to the following Investment Requirements on the investments in their contracts.

We have divided the subaccounts of your contract into three groups. We will specify the minimum or maximum percentages of your contract value (includes Account Value if i4LIFE (Reg. TM) Advantage is in effect) that must be in each group at the time you purchase the rider. In addition, you may allocate your contract value and purchase payments in accordance with certain asset allocation models. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some subaccounts are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.

You can select the percentages of contract value to allocate to individual subaccounts within each group, but the total investment for all subaccounts in a group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your contract value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your contract value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation.



At this time, the subaccount groups are as follows:




Group 1                                               Group 2
Investments must be at least 30% of contract value    Investments cannot exceed 70% of contract value or Account Value if
                                                      i4LIFE (Reg. TM)
or Account Value if i4LIFE (Reg. TM) Advantage with   Advantage with Guaranteed Income Benefit is in effect
                                                      --------------------------------------------------------------------------
Guaranteed Income Benefit is in effect
-----------------------------------------------------
1. American Century VP Inflation Protection Fund      All other subaccounts except as described below.
2. Delaware VIP Diversified Income Series
3. Delaware VIP Limited-Term Diversified Income
Series
4. FTVIPT Templeton Global Bond Securities Fund
5. LVIP BlackRock Inflation Protected Bond Fund
6. LVIP Delaware Bond Fund
7. LVIP Delaware Diversified Floating Rate Fund
8. LVIP Dimensional/Vanguard Total Bond Fund
9. LVIP Global Income Fund
10. LVIP SSgA Bond Index Fund





Group 3
Investments cannot exceed 10% of contract value or
Account Value if i4LIFE (Reg. TM) with Guaranteed Income
Benefit is in effect
---------------------------------------------------------
1. AllianceBernstein VPS Global Thematic Growth
Portfolio
2. Delaware VIP Emerging Markets Series
3. Delaware VIP REIT Series
4. DWS Alternative Asset Allocation VIP Portfolio
5. LVIP SSgA Emerging Markets 100 Fund

6. LVIP Cohen & Steers Global Real Estate Fund
7. MFS VIT Utilities Series


To satisfy these Investment Requirements, you may allocate 100% of your contract value or Account Value under i4LIFE (Reg. TM) Advantage to or among the subaccounts listed below, as an alternative. If you allocate less than 100% of contract value or Account Value under i4LIFE (Reg. TM) Advantage to or among these subaccounts, then the subaccounts listed below that are also listed in Group 1 will be subject to Group 1 restrictions.* Any remaining subaccounts listed below that are not listed in Group 1 will fall into Group 2 and will be subject to Group 2 restrictions. The PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio is not available with these riders. The fixed account is only available for dollar cost averaging.

oAmerican Century VP Inflation Protection*

oBlackRock Global Allocation VI Fund

oDelaware VIP Diversified Income Series* oDelaware VIP Limited-Term Diversified Income Series* oFTVIPT Templeton Global Bond Securities Fund* oLVIP BlackRock Inflation Protected Bond Fund* oLVIP Delaware Bond Fund* oLVIP Delaware Diversified Floating Rate Fund* oLVIP Dimensional/Vanguard Total Bond Fund* oLVIP Global Income Fund* oLVIP SSgA Bond Index Fund*

oLVIP SSgA Global Tactical Allocation Fund

oLVIP SSgA Conservative Index Allocation Fund oLVIP SSgA Conservative Structured Allocation Fund oLVIP SSgA Moderate Index Allocation Fund oLVIP SSgA Moderate Structured Allocation Fund oLVIP SSgA Moderately Aggressive Index Allocation Fund

oLVIP SSgA Moderately Aggressive Structured Allocation Fund

oLVIP Protected Profile 2010 Fund

oLVIP Protected Profile 2020 Fund
oLVIP Protected Profile Conservative Fund oLVIP Protected Profile Growth Fund oLVIP Protected Profile Moderate Fund

oMFS VIT Total Return Series

To satisfy these Investment Requirements, contract value may be allocated in accordance with certain asset allocation models (depending on when you purchased your contract) made available to you by your broker dealer. If so, currently 100% of the contract value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model and Lincoln SSgA Moderately Aggressive Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate contract value among Group 1 or Group 2 subaccounts as described above. These models are not available for contracts purchased on or after November 15, 2010.


Living Benefit Riders


The optional Living Benefit riders offered under this variable annuity contract
- Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit, 4LATER (Reg. TM) Advantage and 4LATER (Reg. TM) Advantage Protected Funds - are described in the following sections. The riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage), a minimum annuity payout (i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit, 4LATER (Reg. TM) Advantage Protected Funds, and 4LATER (Reg. TM) Advantage), or an income benefit (Lincoln Lifetime IncomeSM Advantage 2.0). You may not elect more than one Living Benefit rider at a time. Upon election of a Living Benefit rider, you will be subject to Investment Requirements (unless you elect i4LIFE (Reg.
TM) Advantage without the Guaranteed Income Benefit).

The overview chart provided as an appendix to this prospectus provides a brief description and comparison of each Living Benefit rider. Excess Withdrawals under certain Living Benefit riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit rider. Terms and conditions may change after the contract is purchased.

The benefits and features of the optional Living Benefit riders are separate and distinct from the downside protection strategies that may be employed by the funds offered under this contract. The riders do not guarantee the investment results of the funds.



Lincoln Lifetime IncomeSM Advantage 2.0

The Lincoln Lifetime IncomeSM Advantage 2.0 is a Living Benefit rider available for purchase in your contract that provides:

 o Guaranteed periodic withdrawals up to the Guaranteed Annual Income amount (with certain exceptions listed later, up to the contractowner's age 80 on qualified contracts and up to the contractowner's age 95 (or the younger of you and your spouse if the joint life option is elected) for nonqualified contracts) which is based upon a guaranteed Income Base (a value equal to either your initial purchase payment or contract value, if elected after the contract's effective date);
 o Lifetime income is available through i4LIFE (Reg. TM) Advantage or Guaranteed Annual Income Amount Annuity Payout Option which must be elected by specific ages set forth below;

 o A 5% Enhancement to the Income Base (less purchase payments received in that year) if greater than an Automatic Annual Step-up so long as no withdrawals are made in that year and the rider is within the Enhancement Period;

 o Automatic Annual Step-ups of the Income Base to the contract value if the contract value is equal to or greater than the Income Base after the 5% Enhancement;
 o Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).

 o An optional feature, Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, if elected, that provides a higher Guaranteed Annual Income percentage if you adhere to additional Investment Requirements.

All terms that apply to Lincoln Lifetime IncomeSM Advantage 2.0 apply to Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds except as noted.


Please note any withdrawals made prior to age 55 or that exceed the Guaranteed Annual Income amount or that are not payable to the original contractowner or original contractowner's bank account (or to the original annuitant or the original annuitant's bank account, if the owner is a non-natural person) (Excess Withdrawals) may significantly reduce your Income Base as well as your Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal and will terminate the rider if the Income Base is reduced to zero.


In order to purchase Lincoln Lifetime IncomeSM Advantage 2.0 the purchase payment or contract value (if purchased after the contract is issued) must be at least $25,000. This rider provides guaranteed, periodic withdrawals regardless of the investment performance of the contract, provided that certain conditions are met. The contractowner, annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the contractowner), including any sale or assignment of the contract as collateral. An Income Base is used to calculate the Guaranteed Annual Income payment from your contract, but is not available as a separate benefit upon death or surrender. The Income Base is equal to the initial purchase payment (or contract value if elected after contract issue), increased by subsequent purchase payments, Automatic Annual Step-ups and 5% Enhancements, and decreased by Excess Withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, cumulative additional purchase payments into the contract will be limited to an amount equal to $100,000 without Home Office approval. No additional purchase payments are allowed if the contract value decreases to zero for any reason.

This rider provides for guaranteed, periodic withdrawals up to the Guaranteed Annual Income amount commencing after the younger of you or your spouse (joint life option) reach age 55. The Guaranteed Annual Income payments are based upon specified percentages of the Income Base. The specified withdrawal percentages of the Income Base are age based and may increase over time. With the single life and joint life options, you may receive Guaranteed Annual Income payments for your lifetime through the election of i4LIFE (Reg. TM) Advantage or the Guaranteed Annual Income Amount Annuity Payout Option. If an election is not made, the Lincoln Lifetime IncomeSM Advantage 2.0 rider will terminate. Except as specified below, this election must be made by the contractowner's age 80 for qualified contracts and up to the contractowner's (or joint owner's if younger) age 95 for nonqualified contracts. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012 and all purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds who own their riders through the 5th Benefit Year anniversary must elect i4LIFE (Reg. TM) Advantage or the Guaranteed Annual Income Amount Annuity Payout Option prior to age 85 for qualified contracts or age 99 for nonqualified contracts.

Withdrawals in excess of the Guaranteed Annual Income amount or that are made prior to age 55 or that are not payable to the original contractowner or original contractowner's bank account (or to the original annuitant or the original annuitant's bank account, if the owner is a non-natural person) (Excess Withdrawals) may significantly reduce your Income Base and your Guaranteed Annual Income payments by an amount greater than the dollar amount of the Excess Withdrawal and may terminate the rider and the contract if the Income Base is reduced to zero. Withdrawals will also negatively impact the availability of the 5% Enhancement. These options are discussed below in detail.


Lincoln New York offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your contract value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage 2.0 and these other riders is included later in this discussion. Not all riders will be available at all times. You may consider purchasing the Lincoln Lifetime IncomeSM Advantage 2.0 if you want a guaranteed lifetime income payment that may grow as you get older and may increase through the Automatic Annual Step-up or 5% Enhancement. The cost of the Lincoln Lifetime IncomeSM Advantage 2.0 may be higher than other Living Benefit riders that you may purchase in your contract. The age at which you may start receiving the Guaranteed Annual Income amount may be different than the ages that you may receive guaranteed payments under other riders.


Availability. The Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds is available for purchase with new and existing nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. For nonqualified contracts, the contractowner/annuitant as well as the spouse under the joint life option must be under age 86 (age 76 for qualified contracts) at the time this rider is elected. You cannot elect the rider and any other living benefit rider offered in your contract at the same time (Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage Protected Funds, 4LATER (Reg. TM) Advantage). You may not elect the rider if you have also elected i4LIFE (Reg. TM) Advantage. You must wait at least 12 months after terminating your Living Benefit rider or any other living benefits we may offer in the future before electing Lincoln Lifetime IncomeSM Advantage 2.0. See The Contracts- Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage for more information. There is no guarantee that the Lincoln Lifetime IncomeSM Advantage 2.0 will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time.

If you purchased Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012, you are not eligible to purchase Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds as there would be no additional benefit to you.

If you are an existing contractowner and have elected a Living Benefit rider (other than Lincoln Lifetime IncomeSM Advantage 2.0) and wish to elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, you will have a transition period of 30 days prior to or after your first Benefit Year Anniversary after Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds became available in your state to terminate your current Living Benefit rider and elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds. Outside of the transition period, you must first terminate your existing Living Benefit rider, subject to the termination rules, before you will be able to elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds. For further information on termination rules, see the "Termination" section associated with your Living Benefit rider. In all cases, by terminating your existing Living Benefit rider, you will no longer be entitled to any of the benefits that have accrued under that rider.

If you purchase the Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, you will be limited in your ability to invest within the subaccounts offered within your contract. You will be required to adhere to Investment Requirements.

If you purchase Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, you will be subject to additional Investment Requirements as set forth in the Investment Requirements section of this prospectus. In addition, the fixed account is not available except for use with dollar cost averaging. See the Investment Requirements section in this prospectus for more information.


If the rider is elected at contract issue, then the rider will be effective on the contract's effective date. If the rider is elected after the contract is issued (by sending a written request to our Home Office), the rider will be effective on the next valuation date following approval by us.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.


Income Base. The Income Base is a value used to calculate your Guaranteed Annual Income amount. The Income Base is not available to you as a lump sum withdrawal or a death benefit. The initial Income Base varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Income Base will equal your initial purchase payment. If you elect the rider after we issue the contract, the initial Income Base will equal the contract value on the effective date of the rider. The maximum Income Base is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit riders of all Lincoln New York contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives. See The Contracts - Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage Protected Funds and Lincoln SmartSecurity (Reg. TM) Advantage.


Additional purchase payments automatically increase the Income Base by the amount of the purchase payment (not to exceed the maximum Income Base); for example, a $10,000 additional purchase payment will increase the Income Base by $10,000. After the first anniversary of the rider effective date, cumulative additional purchase payments into the contract will be limited to an amount equal to $100,000 without Home Office approval. If we grant approval to exceed the $100,000 additional purchase payment restriction, the charge will change to the then current charge in effect on the next Benefit Year anniversary. Additional purchase payments will not be allowed if the contract value decreases to zero for any reason including market loss.

Excess Withdrawals reduce the Income Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount will not reduce the Income Base.

Since the charge for the rider is based on the Income Base, the cost of the rider increases when additional purchase payments, Automatic Annual Step-ups and 5% Enhancements are made, and the cost decreases as Excess Withdrawals are made because these transactions all adjust the Income Base. In addition, the percentage charge may change when Automatic Annual Step-ups or 5% Enhancements occur as discussed below or additional purchase payments occur. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.


5% Enhancement. On each Benefit Year anniversary, the Income Base, minus purchase payments received in that year, will be increased by 5% if the contract owner/annuitant (as well as the spouse if the joint life option is in effect) are under age 86, if there were no withdrawals in that year and the rider is within the Enhancement Period. The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any purchase payment made after the initial purchase payment will be added immediately to the Income

Base and will result in an increased Guaranteed Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any purchase payments made within the first 90 days after the effective date of the rider will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.


If you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the Lincoln Lifetime IncomeSM Advantage 2.0 charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year Anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. In order to be eligible to receive further 5% Enhancements the contractowner/annuitant (single life option), or the contractowner and spouse (joint life option) must still be living and be under age 86.


Note: The 5% Enhancement is not available in any year there is a withdrawal from contract value including a Guaranteed Annual Income payment. A 5% Enhancement will occur in subsequent years only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.


The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals):

Initial purchase payment = $100,000; Income Base = $100,000

Additional purchase payment on day 30 = $15,000; Income Base = $115,000

Additional purchase payment on day 95 = $10,000; Income Base = $125,000


On the first Benefit Year Anniversary, the Income Base will not be less than $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 purchase payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year Anniversary.

The 5% Enhancement will be in effect for 10 years (the Enhancement Period) from the effective date of the rider. A new Enhancement Period will begin each time an Automatic Annual Step-up to the contract value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10,000,000.

You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal, including a Guaranteed Annual Income payment from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawal Amount section below.

If during the first 10 Benefit Years your Income Base is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change on the Benefit Year anniversary. However, the amount you pay for the rider will increase since the charge for the rider is based on the Income Base. After the 10th Benefit Year anniversary the annual rider percentage charge may increase to the current charge each year if the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.

If your percentage charge for this rider is increased due to a 5% Enhancement that occurs after the 10th Benefit Year anniversary, you may opt-out of the 5% Enhancement by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement. You may not opt-out of the 5% Enhancement if the current charge for the rider increases due to additional purchase payment made during that Benefit Year that exceeds the $100,000 purchase payment restriction after the first Benefit Year. See Income Base section for more details.


Automatic Annual Step-ups of the Income Base. The Income Base will automatically step-up to the contract value on each Benefit Year anniversary if:

   a. the contractowner/annuitant (single life option), or the contractowner and spouse (joint life option) are still living and under age 86; and


   b. the contract value on that Benefit Year anniversary, after the deduction of any withdrawals (including the rider charge), plus any purchase payments made on that date is equal to or greater than the Income Base after the 5% Enhancement (if any).

Each time the Income Base is stepped up to the current contract value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.

Each time the Automatic Annual Step-up occurs a new Enhancement Period starts. The Automatic Annual Step-up is available even in those years when a withdrawal has occurred.

If your percentage charge for this rider is increased upon an Automatic Annual Step-up, you may opt-out of the Automatic Annual Step-up by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. As stated above, if you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the Lincoln Lifetime IncomeSM Advantage
2.0 charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. See the earlier Income Base section. You may not opt-out of the Automatic Annual Step-up if an additional purchase payment made during that Benefit Year caused the charge for the rider to increase to the current charge.


Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional purchase payments):




                                                                 Income Base with                 Potential for Charge
                                                Contract Value    5% Enhancement    Income Base        to Change
                                               ---------------- ------------------ ------------- ---------------------
         Initial Purchase Payment $50,000 .         $50,000            N/A            $50,000             N/A
         1st Benefit Year Anniversary.........      $54,000           $52,500         $54,000             Yes
         2nd Benefit Year Anniversary.........      $53,900           $56,700         $56,700             No
         3rd Benefit Year Anniversary.........      $56,000           $59,535         $59,535             No
         4th Benefit Year Anniversary.........      $64,000           $62,512         $64,000             Yes



On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the contract value of $54,000 since the increase in the contract value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the contract value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10,000,000.

Withdrawal Amount. You may make periodic withdrawals up to the Guaranteed Annual Income amount each Benefit Year as long as your Guaranteed Annual Income amount is greater than zero until the last day to elect either i4LIFE (Reg. TM) Advantage or the Guaranteed Annual Income Amount Annuity Payout Option set forth above. At that time, you must elect i4LIFE (Reg. TM) Advantage or the Guaranteed Annual Income Amount Annuity Payout option to continue receiving Guaranteed Annual Income payments for life. You may start taking Guaranteed Annual Income withdrawals when you (single life option) or the younger of you and your spouse (joint life option) turn age 55.

The initial Guaranteed Annual Income amount is calculated when you purchase the rider. If you (or younger of you and your spouse if the joint life option is elected) are under age 55 at the time the rider is elected the initial Guaranteed Annual Income amount will be zero. If you (or the younger of you and your spouse if the joint life option is elected) are age 55 or older at the time the rider is elected the initial Guaranteed Annual Income amount will be equal to a specified percentage of the Income Base. The specified percentage of the Income Base will be based on your age (or younger of you and your spouse if the joint life option is elected). Upon your first withdrawal the Guaranteed Annual Income percentage is based on your age (single life option) or the younger of you and your spouse's age (joint life option) at the time of the withdrawal. For example, if you purchase the Lincoln Lifetime IncomeSM Advantage 2.0 rider at age 60 (single life option), your Guaranteed Annual Income percentage is 4%. If you waited until you were age 70 (single life option) to make your first withdrawal your Guaranteed Annual Income percentage would be 5%. During the first Benefit Year the Guaranteed Annual Income amount is calculated using the Income Base as of the effective date of the rider (including any purchase payments made within the first 90 days after the effective date of the rider). After the first Benefit Year anniversary we will use the Income Base calculated on the most recent Benefit Year anniversary for calculating the Guaranteed Annual Income amount. After your first withdrawal the Guaranteed Annual Income amount percentage will only increase on a Benefit Year Anniversary on or after you have reached an applicable higher age band and after there has also been an Automatic Annual Step-up. If you have reached an applicable age band and there has not also been a subsequent Automatic Annual Step-up, then the Guaranteed Annual Income amount percentage will not increase until the next Automatic Annual Step-up occurs. If you do not withdraw the entire Guaranteed Annual Income amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.

Guaranteed Annual Income Percentages by Ages for Lincoln Lifetime IncomeSM Advantage 2.0 elections on or after April 2, 2012:

                               Guaranteed                        Age (Joint Life              Guaranteed Annual Income
Age (Single                    Annual Income amount              Option - younger of          amount percentage
Life Option)                   percentage (Single Life Option)   you and your spouse's age)   (Joint Life Option)
------------------------------ --------------------------------- ---------------------------- --------------------------
At Least 55 and under 59 1/2                3.50%                           55-64                       3.50%
59 1/2 -64                                  4.00%                           65-69                       4.50%
65-69                                       4.50%                              70+                      5.00%
70+                                         5.00%



Guaranteed Annual Income Percentages by Ages for Lincoln Lifetime IncomeSM Advantage 2.0 elections prior to April 2, 2012:



                               Guaranteed                        Age (Joint Life              Guaranteed Annual Income
Age (Single                    Annual Income amount              Option - younger of          amount percentage
Life Option)                   percentage (Single Life Option)   you and your spouse's age)   (Joint Life Option)
------------------------------ --------------------------------- ---------------------------- -------------------------
At Least 55 and under 59 1/2                4.00%                           55-64             4.00%
59 1/2+                                     5.00%                              65+            5.00%



Guaranteed Annual Income Percentages by Ages for Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds :



                               Guaranteed                        Age (Joint Life              Guaranteed Annual Income
Age (Single                    Annual Income amount              Option - younger of          amount percentage
Life Option)                   percentage (Single Life Option)   you and your spouse's age)   (Joint Life Option)
------------------------------ --------------------------------- ---------------------------- -------------------------
At Least 55 and under 59 1/2                4.00%                           55-64             4.00%
59 1/2 +                                    5.00%                              65+            5.00%



If your contract value is reduced to zero because of market performance or rider charges, withdrawals equal to the Guaranteed Annual Income amount will continue automatically for your life (and your spouse's life if applicable) under the Guaranteed Annual Income Amount Annuity Payout Option. You may not withdraw the remaining Income Base in a lump sum. You will not be entitled to the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If the Income Base is reduced to zero due to an Excess Withdrawal the rider and contract will terminate. If the contract value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.


Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base. All withdrawals you make will decrease the contract value.


The following example shows the calculation of the Guaranteed Annual Income amount for Lincoln Lifetime IncomeSM Advantage 2.0 and how withdrawals less than or equal to the Guaranteed Annual Income amount affect the Income Base and the contract value. The contractowner is age 60 (4% Guaranteed Annual Income percentage for single life option) on the rider's effective date, and makes an initial purchase payment of $200,000 into the contract:





         Contract value on the rider's effective date                 $200,000
         Income Base on the rider's effective date                    $200,000
         Initial Guaranteed Annual Income amount on the rider's       $  8,000
         effective date ($200,000 x 4%)
         Contract value six months after rider's effective date       $210,000
         Income Base six months after rider's effective date          $200,000
         Withdrawal six months after rider's effective date when      $  8,000
         contractowner is still age 60
         Contract value after withdrawal ($210,000 - $8,000)          $202,000
         Income Base after withdrawal ($200,000 - $0)                 $200,000
         Contract value on first Benefit Year anniversary             $205,000
         Income Base on first Benefit Year anniversary                $205,000
         Guaranteed Annual Income amount on first Benefit Year        $  8,200
         anniversary ($205,000 x 4%)


Since there was a withdrawal during the first year the 5% Enhancement is not available but the Automatic Annual Step-up was available and increased the Income Base to the contract value of $205,000. On the first anniversary of the rider's effective date the Guaranteed Annual Income amount is $8,200 (4% x $205,000).


Purchase payments added to the contract subsequent to the initial purchase payment will increase the Guaranteed Annual Income amount by an amount equal to the applicable Guaranteed Annual Income amount percentage multiplied by the amount of the subsequent purchase payment. For example, assuming a contractowner is age 60 (single life option), if the Guaranteed Annual Income amount of $2,000 (4% of $50,000 Income Base) is in effect and an additional purchase payment of $10,000 is made, the new Guaranteed Annual Income amount that Benefit Year is $2,400 ($2,000 + 4% of $10,000). The Guaranteed Annual Income payment amount will be recalculated immediately after a purchase payment is added to the contract.

Cumulative additional purchase payments into the contract that exceed $100,000 after the first anniversary of the rider effective date must receive Home Office approval. Additional purchase payments will not be allowed if the contract value is zero.

5% Enhancements and Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount after the Income Base is adjusted either by a 5% Enhancement or an Automatic Annual Step-up will be equal to the adjusted Income Base multiplied by the applicable Guaranteed Annual Income percentage.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Guaranteed Annual Income amount at the time of the withdrawal or are withdrawals made prior to age 55 (younger of you or your spouse for joint life) or that are not payable to the original contractowner or original contractowner's bank account (or to the original annuitant or the original annuitant's bank account, if the owner is a non-natural person).

When an Excess Withdrawal occurs:

   1. The Income Base is reduced by the same proportion that the Excess Withdrawal reduces the contract value. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal; and

   2. The Guaranteed Annual Income amount will be recalculated to equal the applicable Guaranteed Annual Income amount percentage multiplied by the new (reduced) Income Base (after the pro rata reduction for the Excess Withdrawal).


We will provide you with quarterly statements that will include the Guaranteed Annual Income amount (as adjusted for Guaranteed Annual Income amount payments, Excess Withdrawals and additional purchase payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided on the front page of this prospectus if you have questions about Excess Withdrawals.

The following example demonstrates the impact of an Excess Withdrawal on the Income Base, the Guaranteed Annual Income amount and the contract value. The contractowner who is age 60 (single life option) makes a $12,000 withdrawal which causes a $12,915.19 reduction in the Income Base.


Prior to Excess Withdrawal:
Contract value = $60,000
Income Base = $85,000
Guaranteed Annual Income amount = $3,400 (4% of the Income Base of $85,000) After a $12,000 Withdrawal ($3,400 is within the Guaranteed Annual Income amount, $8,600 is the Excess Withdrawal):
The contract value is reduced by the amount of the Guaranteed Annual Income amount of $3,400 and the Income Base is not reduced:

Contract value = $56,600 ($60,000 - $3,400)
Income Base = $85,000

The contract value is also reduced by the $8,600 Excess Withdrawal and the Income Base is reduced by 15.19435%, the same proportion that the Excess Withdrawal reduced the $56,600 contract value ($8,600 - $56,600)

Contract value = $48,000 ($56,600 - $8,600)

Income Base = $72,084.81 ($85,000 x 15.19435% = $12,915.19; $85,000 -
$12,915.19 = $72,084.81)

Guaranteed Annual Income amount = $2,883.39 (4% of $72,084.81 Income Base)

On the following Benefit Year anniversary:


Contract value = $43,000
Income Base = $72,084.81
Guaranteed Annual Income amount = $2,883.39 (4% x $72,084.81)


In a declining market, Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the contract value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.

Withdrawals from IRA contracts will be treated as within the Guaranteed Annual Income amount (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic monthly or quarterly installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1. Lincoln's monthly or quarterly automatic withdrawal service is used to calculate and pay the RMD;

     2. The RMD calculation must be based only on the value in this contract;
and

     3. No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Guaranteed Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Guaranteed Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.


Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters for a discussion of the tax consequences of withdrawals.

Guaranteed Annual Income Amount Annuity Payout Option. If you are required to take annuity payments because you have reached age 80 (qualified contracts) or the age 95 (nonqualified contracts) and have not elected i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4), you have the option of electing the Guaranteed Annual Income Amount Annuity Payout Option. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012, and all purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds who own their riders through the 5th Benefit Year anniversary have until age 85 (qualified contracts) or age 99 (nonqualified contracts) to elect the Guaranteed Annual Income Amount Annuity Payout Option. If the contract value is reduced to zero and you have a remaining Income Base, you will receive the Guaranteed Annual Income Amount Annuity Payout Option. If you are receiving the Guaranteed Annual Income Amount Annuity Payout Option, the beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life.


The Guaranteed Annual Income Amount Annuity Payout Option is an annuity payout option which the contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life (this option is different from other annuity payout options, including i4LIFE (Reg.
TM) Advantage, which are based on your contract value). Contractowners may decide to choose the Guaranteed Annual Income Amount Annuity Payout Option over i4LIFE (Reg. TM) Advantage if they feel this may provide a higher final payment option over time and they may place more importance on this over access to the Account Value. Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Guaranteed Annual Income amount for your life or the life of you and your spouse for the joint life option.

The final payment is a one-time lump-sum payment. If the effective date of the rider is the same as the effective date of the contract the final payment will be equal to the sum of all purchase payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract the final payment will be equal to the contract value on the effective date of the rider, increased for purchase payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the contract value; withdrawals less than or equal to the Guaranteed Annual Income amount and payments under the Guaranteed Annual Income Amount Annuity Payout Option will reduce the final payment dollar for dollar.

Death Prior to the Annuity Commencement Date. The Lincoln Lifetime IncomeSM Advantage 2.0 has no provision for a payout of the Income Base or any other death benefit upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit options (as described earlier in this prospectus) will be in effect. Election of the Lincoln Lifetime IncomeSM Advantage 2.0 does not impact the death benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life, the Lincoln Lifetime IncomeSM Advantage 2.0 will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). If the beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage 2.0 if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Income Base.

Upon the first death under the joint life option, the lifetime payout of the Guaranteed Annual Income amount will continue for the life of the surviving spouse. The 5% Enhancement and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, the Lincoln Lifetime IncomeSM Advantage 2.0 will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death).

As an alternative, after the first death, the surviving spouse if under age 86 may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. In deciding whether to make this change, the surviving spouse should consider whether the change will cause the Income Base and the Guaranteed Annual Income amount to decrease.

Termination. After the fifth anniversary of the effective date of the rider, the contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Lincoln Lifetime IncomeSM Advantage 2.0 will automatically terminate:
 o on the Annuity Commencement Date (except payments under the Guaranteed Annual Income Amount Annuity Payout Option will continue if applicable); or

 o upon the death under the single life option or the death of the surviving spouse under the joint life option;
 o when the Guaranteed Annual Income amount or contract value is reduced to zero due to an Excess Withdrawal;
 o upon surrender of the contract;
 o upon termination of the underlying annuity contract;
 o for qualified contracts, on the final day of the contractowner's eligibility to elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version
   4) or the Guaranteed Annual Income Amount Annuity Payout Option; or
 o for nonqualified contracts, on the final day of the contractowner's eligibility to elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) or the Guaranteed Annual Income Amount Annuity Payout Option.

The termination will not result in any increase in contract value equal to the Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can re-elect any Living Benefit rider or any other living benefits we may offer in the future.

Compare to Lincoln SmartSecurity (Reg. TM) Advantage. If a contractowner is interested in purchasing a rider that provides guaranteed minimum withdrawals, the following factors should be considered when comparing Lincoln Lifetime IncomeSM Advantage 2.0 and the Lincoln SmartSecurity (Reg. TM) Advantage (only one of these riders can be added to a contract at any one time): the Lincoln Lifetime IncomeSM Advantage 2.0 has the opportunity to provide a higher Income Base than the Guaranteed Amount under Lincoln SmartSecurity (Reg. TM) Advantage because of the 5% Enhancement or Automatic Annual Step-up. You should compare the annual income percentage available under each rider. The Income Base for Lincoln Lifetime IncomeSM Advantage 2.0 may also be higher than the Guaranteed Amount under Lincoln SmartSecurity (Reg. TM) Advantage because withdrawals equal to or less than the Guaranteed Annual Income amount do not reduce the Income Base whereas withdrawals under Lincoln SmartSecurity (Reg. TM) Advantage reduce the Guaranteed Amount. Lincoln Lifetime IncomeSM Advantage 2.0 also provides the potential for lifetime withdrawals from an earlier age (rather than age 65 with the Lincoln SmartSecurity (Reg. TM) Advantage). However, the percentage charge for the Lincoln Lifetime IncomeSM Advantage 2.0 is higher and has the potential to increase on every Benefit Year Anniversary if the increase in contract value exceeds the 5% Enhancement and after the 10th Benefit Year anniversary upon a 5% Enhancement. In addition, the guaranteed maximum charge is higher for Lincoln Lifetime IncomeSM Advantage 2.0. Since the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base is not reduced by withdrawals that are less than or equal to the Guaranteed Annual Income amount, the charge, which is applied against the Income Base will not be reduced. Whereas with Lincoln SmartSecurity (Reg. TM) Advantage, withdrawals reduce the Guaranteed Amount against which the Lincoln SmartSecurity (Reg. TM) Advantage charge is applied. In addition, the Lincoln SmartSecurity (Reg. TM) Advantage provides that guaranteed Maximum Annual Withdrawal amounts can continue to a beneficiary to the extent of any remaining Guaranteed Amount while the Lincoln Lifetime IncomeSM Advantage 2.0 does not offer this feature.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0. i4LIFE (Reg. TM) Advantage is an optional annuity payout rider that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a death benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for election at the time you elect i4LIFE (Reg. TM) Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage 2.0 in effect on your contract at the same time.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 and elect i4LIFE (Reg.
TM) Advantage with Guaranteed Income Benefit (version 4) even if it is no longer available for sale as long as the election occurs prior to the Annuity Commencement Date. Contractowners are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0. If the decision to drop Lincoln Lifetime IncomeSM Advantage 2.0 is made, the contractowner can use the greater of the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up (or inception date) or the Account Value immediately prior to electing i4LIFE (Reg. TM) Advantage to establish the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). If the decision to elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is made because it is the last day of the contractowner's eligibility to elect i4LIFE (Reg. TM) Advantage, the contractowner may also use the current Guaranteed Annual Income amount, if higher, to establish the initial Guaranteed Income Benefit. This decision must be made by the maximum age to elect i4LIFE (Reg. TM) Advantage, which is age 95 for nonqualified contracts and age 80 for qualified contracts. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds and purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012, who have waited until after the 5th Benefit Year anniversary may elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit until age 99 for nonqualified contracts and age 85 for qualified contracts.

If you choose to drop the Lincoln Lifetime IncomeSM Advantage 2.0 and have the single life option, you must purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) single life option. If you drop the Lincoln Lifetime IncomeSM Advantage 2.0 and have the joint life option, you must purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) joint life option. Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds must elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds. The minimum length of the i4LIFE (Reg. TM) Advantage Access Period will vary based upon when you purchased your Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds rider and how long the rider was in effect before you decided to purchase i4LIFE (Reg. TM) Advantage. These requirements are specifically listed in the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit section of this prospectus under Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments.

For nonqualified contracts, the contractowner must elect the levelized option for Regular Income Payments. While i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is in effect, the contractowner cannot change the payment mode elected or decrease the length of the Access Period.


When deciding whether to drop Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) you should consider that depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Guaranteed Annual Income amounts under Lincoln Lifetime IncomeSM Advantage
2.0. You should consider electing i4LIFE (Reg. TM) Advantage when you are ready to immediately start receiving i4LIFE (Reg. TM) Advantage payments whereas with Lincoln Lifetime IncomeSM Advantage 2.0 you may defer taking withdrawals until a later date. Payments from a nonqualified contract that a person receives under the i4LIFE (Reg. TM) Advantage rider are treated as "amounts received as an annuity" under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an "exclusion ratio" as provided in section 72(b) of the Code, which means a portion of each annuity payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of purchase payments. In contrast, withdrawals under Lincoln Lifetime IncomeSM Advantage
2.0 are not treated as amounts received as an annuity because they occur prior to the annuity starting date. As a result, such withdrawals are treated first as a return of any existing gain in the contract (which is the measure of the extent to which the contract value exceeds purchase payments), and then as a nontaxable return of purchase payments.

You should consider that not all i4LIFE (Reg. TM) Advantage death benefit options will be available to you. Refer to the Expense Table: i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 for available death benefit options.

The initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) will be equal to the current annual rate in effect for your Lincoln Lifetime IncomeSM Advantage 2.0 rider. This charge is in addition to the mortality and expense risk and administrative charge for your base contract death benefit option. The charge is calculated based upon the greater of the value of the Income Base or contract value as of the last valuation date under Lincoln Lifetime IncomeSM Advantage 2.0 prior to election of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). During the Access Period, this charge is deducted from the i4LIFE (Reg. TM) Advantage Account Value on a quarterly basis with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). During the Lifetime Income Period, this charge is deducted annually. The initial charge may increase annually upon a step-up of the Guaranteed Income Benefit by an amount equal to the prior charge rate (or initial charge rate if the first anniversary of the rider's effective date) multiplied by the percentage increase, if any, to the Guaranteed Income Benefit and the percentage increase if any to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge. If an Excess Withdrawal occurs, the charge will decrease by the same percentage as the percentage change to the Account Value.


Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The death benefit calculation for certain death benefit options in effect prior to the Annuity Commencement Date may change for contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0. Certain death benefit options provide that all withdrawals reduce the death benefit in the same proportion that the withdrawals reduce the contract value. If you elect the Lincoln Lifetime IncomeSM Advantage 2.0, withdrawals less than or equal to the Guaranteed Annual Income will reduce the sum of all purchase payment amounts on a dollar for dollar basis for purposes of calculating the death benefit under the EGMDB rider if the death benefit is based on the sum of all purchase payments, decreased by withdrawals. See The Contracts - Death Benefits. Any Excess Withdrawals will reduce the sum of all purchase payments in the same proportion that the withdrawals reduced the contract value under any death benefit option in which proportionate withdrawals are in effect. This change has no impact on death benefit options in which all withdrawals reduce the death benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract while this rider is in effect.

The following example demonstrates how a withdrawal will reduce the death benefit if both the EGMDB and the Lincoln Lifetime IncomeSM Advantage 2.0 are in effect when the contractowner dies. Note that this calculation applies only to the sum of all purchase payments calculation and not for purposes of reducing the highest anniversary contract value under the EGMDB:
Contract value before withdrawal $80,000
Guaranteed Annual Income amount $5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:

     a) Contract value $80,000

   b) Sum of purchase payments $100,000

     c) Highest anniversary contract value $150,000
Withdrawal of $9,000 will impact the death benefit calculation as follows:
   a) $80,000 - $9,000 = $71,000 (Reduction $9,000)
   b) $100,000 - $5,000 = $95,000 (reduction by the amount of the Guaranteed Annual Income amount)

   ($95,000 - $5,067 = $89,932 [$95,000 times ($4,000/$75,000) = $5,067]
   Proportional reduction of Excess Withdrawal. Total reduction = $10,067.

   c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875].
   The entire $9,000 withdrawal reduced the death benefit option proportionally. Total reduction = $16,875.

Item c) provides the largest death benefit of $133,125.



Lincoln Lifetime IncomeSM Advantage

The Lincoln Lifetime IncomeSM Advantage provides minimum, guaranteed, periodic withdrawals for your life as contractowner/

annuitant regardless of the investment performance of the contract, provided that certain conditions are met. A minimum guaranteed amount (Guaranteed Amount) is used to calculate the periodic withdrawals from your contract, but is not available as a separate benefit upon death or surrender. The Guaranteed Amount is equal to the initial purchase payment (or contract value if elected after contract issue) increased by subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements and the Step-up to 200% of the initial Guaranteed Amount (if applicable to your contract) and decreased by withdrawals in accordance with the provisions set forth below. No additional purchase payments are allowed if the contract value decreases to zero for any reason. The Lincoln Lifetime IncomeSM Advantage rider is no longer available for purchase as of December 31, 2010.

This rider provides annual withdrawals of 5% of the initial Guaranteed Amount called Maximum Annual Withdrawal amounts. You may receive Maximum Annual Withdrawal amounts for your lifetime. Withdrawals in excess of the Maximum Annual Withdrawal amount may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement and the 200% Step-up (if applicable to your contract). These options are discussed below in detail.

By purchasing the Lincoln Lifetime IncomeSM Advantage rider, you will be limited in how you can invest in the subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts - Investment Requirements.


Lincoln New York offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your contract value and may provide certain guarantees. These riders are fully discussed in this prospectus. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage and these other riders is included later in this prospectus (See i4LIFE (Reg. TM) Advantage option.) Not all riders will be available at all times.

We have designed the rider to protect you from outliving your contract value. If the rider terminates or you die before your contract value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your contract value will be reduced to zero before your death.


If the rider is elected at contract issue, then the rider will be effective on the contract's effective date. If the rider is elected after the contract is issued (by sending a written request to our Servicing Office), the rider will be effective on the next valuation date following approval by us. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage with any other Living Benefit rider.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a death benefit. The initial Guaranteed Amount varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Guaranteed Amount will equal your initial purchase payment. If you elect the rider after we issue the contract, the initial Guaranteed Amount will equal the contract value on the effective date of the rider. The maximum Guaranteed Amount is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit riders from all Lincoln New York contracts (or contracts issued by our affiliates) in which you are the covered life.

Additional purchase payments automatically increase the Guaranteed Amount by the amount of the purchase payment (not to exceed the maximum Guaranteed Amount); for example, a $10,000 additional purchase payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, each time a purchase payment is made after the cumulative purchase payments equal or exceed $100,000, the charge for your rider may change on the next Benefit Year anniversary. The charge will be the current charge in effect on that next Benefit Year Anniversary, for new purchases of the rider. The charge will never exceed the guaranteed maximum annual charge. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge. Additional purchase payments will not be allowed if the contract value decreases to zero for any reason including market loss.


The following example demonstrates the impact of additional purchase payments on the Lincoln Lifetime IncomeSM Advantage charge:



         Initial purchase payment                   $100,000
         Additional purchase payment in Year 2      $ 95,000   No change to charge
         Additional purchase payment in Year 3      $ 75,000   Charge will be the current charge
         Additional purchase payment in Year 4      $ 25,000   Charge will be the current charge

Each withdrawal reduces the Guaranteed Amount as discussed below.


Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional purchase payments, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up (if applicable to your contract) are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount. In addition, the percentage charge may change when cumulative purchase payments exceed $100,000 and also when Automatic Annual Step-ups occur as discussed below. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

5% Enhancement to the Guaranteed Amount. On each Benefit Year anniversary, the Guaranteed Amount, minus purchase payments received in that year, will be increased by 5% if the contractowner/annuitant is under age 86 and the rider is within the 10 year period described below. Additional purchase payments must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Guaranteed Amount equal to that purchase payment. Any purchase payments made within the first 90 days after the effective date of the rider will be included in the Guaranteed Amount for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.



Note: The 5% Enhancement is not available in any year there is a withdrawal from contract value including a Maximum Annual Withdrawal amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 5% Enhancement on the Guaranteed Amount:

Initial purchase payment = $100,000; Guaranteed Amount = $100,000

Additional purchase payment on day 30 = $15,000; Guaranteed Amount = $115,000

Additional purchase payment on day 95 = $10,000; Guaranteed Amount = $125,000

On the first Benefit Year Anniversary, the Guaranteed Amount is $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 purchase payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year Anniversary.


The 5% Enhancement will be in effect for 10 years from the effective date of the rider. The 5% Enhancement will cease upon the death of the contractowner/annuitant or when the contractowner/annuitant reaches age 86. A new 10-year period will begin each time an Automatic Annual Step-up to the contract value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Guaranteed Amount, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Guaranteed Amount above the maximum Guaranteed Amount of $10,000,000. For riders purchased prior to January 20, 2009, the 5% Enhancement will be in effect for 15 years from the effective date of the rider, and a new 15-year period will begin following each Automatic Annual Step-up.

The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no other withdrawals are made from the contract and the rider is within the 10-year period.


An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.


If your Guaranteed Amount is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change. However, the amount you pay for the rider will increase since the charge for the rider is based on the Guaranteed Amount. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.


Automatic Annual Step-ups of the Guaranteed Amount. The Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary if:

     a. the contractowner/annuitant is still living and under age 86; and

   b. the contract value on that Benefit Year anniversary is greater than the Guaranteed Amount after the 5% Enhancement (if any) or 200% Step-up (if any, as described below).


Each time the Guaranteed Amount is stepped up to the current contract value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

If your percentage rider charge is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. If you decline the Automatic Annual Step-up, you will receive the 200% Step-up (if you are eligible as described below) or the 5% Enhancement (if you are eligible as specified above); however, a new 10-year period for 5% Enhancements will not begin. You may not decline the Automatic Annual Step-up, if applicable, if your additional purchase payments would cause your charge to increase. See the earlier Guaranteed Amount section.


Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional purchase payments):



                                                                              Potential for   Length of 5%
                                                                 Guaranteed     Charge to     Enhancement
                                                Contract Value     Amount         Change         Period
                                               ---------------- ------------ --------------- -------------
         Initial Purchase Payment $50,000 .         $50,000        $50,000         No              10
         1st Benefit Year Anniversary.........      $54,000        $54,000        Yes              10
         2nd Benefit Year Anniversary.........      $53,900        $56,700         No               9
         3rd Benefit Year Anniversary.........      $57,000        $59,535         No               8
         4th Benefit Year Anniversary.........      $64,000        $64,000        Yes              10

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Guaranteed Amount to the contract value of $54,000 since the increase in the contract value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the contract value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535).

An Automatic Annual Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.


Step-up to 200% of the initial Guaranteed Amount. If you purchased Lincoln Lifetime IncomeSM Advantage on or after October 5, 2009, the 200% Step-up will not be available. On the later of the 10th Benefit Year anniversary or the Benefit Year anniversary after you reach age 75, we will step-up your Guaranteed Amount to 200% of your initial Guaranteed Amount (plus any purchase payments made within 90 days of rider election), less any withdrawals, if this would increase your Guaranteed Amount to an amount higher than that provided by the 5% Enhancement or the Automatic Annual Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Automatic Annual Step-up if the 200% Step-up applies.) (The 200% Step-up will occur on the 10th Benefit Year anniversary if you purchased the rider prior to January 20, 2009.) This Step-up will not occur if:


     1) an Excess Withdrawal (defined below) has occurred; or

   2) cumulative withdrawals totaling more than 10% of the initial Guaranteed Amount (plus purchase payments within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).

For example, assume the initial Guaranteed Amount is $200,000. A $10,000 Maximum Annual Withdrawal was made at age 69 and at age 70. If one more $10,000 Maximum Annual Withdrawal was made at age 71, the Step-up would not be available since withdrawals cannot exceed $20,000 (10% of $200,000).

This Step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Guaranteed Amount exceeds 200% of your initial Guaranteed Amount (plus purchase payments within 90 days of rider election). Required minimum distributions (RMDs) from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Guaranteed Amount. See the terms governing RMDs in the Maximum Annual Withdrawal Amount section below.

This Step-up will not cause a change to the percentage charge for your rider. However, the amount you pay for the rider will increase since the charge is based on the Guaranteed Amount. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

The following example demonstrates the impact of this Step-up on the Guaranteed
Amount:

Initial purchase payment at age 65 = $200,000; Guaranteed Amount =$200,000; Maximum Annual Withdrawal amount = $10,000.

After 10 years, at age 75, the Guaranteed Amount is $272,339 (after applicable 5% Enhancements and two $10,000 Maximum Annual Withdrawal Amounts) and the contract value is $250,000. Since the Guaranteed Amount is less than $360,000 ($200,000 initial Guaranteed Amount reduced by the two $10,000 withdrawals times 200%), the Guaranteed Amount is increased to $360,000.

The 200% Step-up (if applicable to your contract) cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Maximum Annual Withdrawal Amount. You may make periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year for your lifetime as long as your Maximum Annual Withdrawal amount is greater than zero.


On the effective date of the rider, the Maximum Annual Withdrawal amount is equal to 5% of the initial Guaranteed Amount. If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.


If your contract value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue automatically for your life under the Maximum Annual Withdrawal Amount Annuity Payment Option (discussed later). You may not withdraw the remaining Guaranteed Amount in a lump sum.

Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year. Withdrawals may also negatively impact the 200% Step-up (see above).

The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your contract value.

The Maximum Annual Withdrawal amount is increased by 5% of any additional purchase payments. For example, if the Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional purchase payment of $10,000 is made, the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000).

5% Enhancements, Automatic Annual Step-ups and the 200% Step-up (if applicable to your contract) will cause a recalculation of the eligible Maximum Annual Withdrawal amount to the greater of:

   a. the Maximum Annual Withdrawal amount immediately prior to the 5% Enhancement, Automatic Annual Step-up or 200% Step-up; or

     b. 5% of the Guaranteed Amount on the Benefit Year anniversary.

See the chart below for examples of the recalculation.

The Maximum Annual Withdrawal amount from both Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage under all Lincoln New York contracts (or contracts issued by our affiliates) applicable to you can never exceed 5% of the maximum Guaranteed Amount.

Withdrawals. If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

     1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2. the Maximum Annual Withdrawal amount will remain the same.

The following example illustrates the impact of Maximum Annual Withdrawals on the Guaranteed Amount and the recalculation of the Maximum Annual Withdrawal amount (assuming no additional purchase payments):



                                                                 Guaranteed    Maximum Annual
                                                Contract Value     Amount     Withdrawal Amount
                                               ---------------- ------------ ------------------
         Initial Purchase Payment $50,000 .         $50,000        $50,000         $2,500
         1st Benefit Year Anniversary.........      $54,000        $54,000         $2,700
         2nd Benefit Year Anniversary.........      $51,000        $51,300         $2,700
         3rd Benefit Year Anniversary.........      $57,000        $57,000         $2,850
         4th Benefit Year Anniversary.........      $64,000        $64,000         $3,200

The initial Maximum Annual Withdrawal amount is equal to 5% of the Guaranteed Amount. Since withdrawals occurred each year (even withdrawals within the Maximum Annual Withdrawal amount), the 5% Enhancement of the Guaranteed Amount was not available. However, each year the Automatic Annual Step-up occurred (1st, 3rd and 4th anniversaries), the Maximum Annual Withdrawal amount was recalculated to 5% of the current Guaranteed Amount.

Withdrawals from Individual Retirement Annuity contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in systematic monthly or quarterly installments of the amount needed to satisfy the RMD rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1. Lincoln's monthly or quarterly automatic withdrawal service is used to calculate and pay the RMD;

     2. The RMD calculation must be based only on the value in this contract;
   and

     3. No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Maximum Annual Withdrawal amount, an additional amount up to the Maximum Annual Withdrawal amount may be withdrawn. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Maximum Annual Withdrawal amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Maximum Annual Withdrawal amount. When Excess Withdrawals occur:

   1. The Guaranteed Amount is reduced by the same proportion that the Excess Withdrawal reduces the contract value. This means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction.

   2. The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount (after the pro rata reduction for the Excess Withdrawal); and

     3. The 200% Step-up will never occur.

The following example demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $12,000 withdrawal caused a $15,182 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal amount = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $12,000 Withdrawal ($5,000 is within the Maximum Annual Withdrawal amount, $7,000 is the Excess Withdrawal):

The contract value and Guaranteed Amount are reduced dollar for dollar for the Maximum Annual Withdrawal amount of $5,000:

Contract Value = $55,000
Guaranteed Amount = $80,000

The contract value is reduced by the $7,000 Excess Withdrawal and the Guaranteed Amount is reduced by 12.72%, the same proportion that the Excess Withdrawal reduced the $55,000 contract value ($7,000 / $55,000)

Contract value = $48,000

Guaranteed Amount = $69,818 ($80,000 X 12.72% = $10,181; $80,000 - $10,181 =
$69,818)
Maximum Annual Withdrawal amount = $3,491.00 (5% of $69,818)

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

Maximum Annual Withdrawal Amount Annuity Payout Option. If you are required to annuitize your Maximum Annual Withdrawal amount because you have reached the maturity date of the contract, the Maximum Annual Withdrawal Amount Annuity Payout Option is available.

The Maximum Annual Withdrawal Amount Annuity Payout Option is a fixed annuitization in which the contractowner will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your contract value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount for your life.

If the contract value is zero and you have a remaining Maximum Annual Withdrawal amount, you will receive the Maximum Annual Withdrawal Amount Annuity Payment Option.

If you are receiving the Maximum Annual Withdrawal Amount Annuity Payout Option, your beneficiary may be eligible for a final payment upon your death. To be eligible the death benefit option in effect immediately prior to the exercise of the Maximum Annual Withdrawal Amount Annuity Payout Option must not be the Account Value Death Benefit.

The final payment is equal to the sum of all purchase payments, decreased by withdrawals in the same proportion as the withdrawals reduce the contract value; withdrawals less than or equal to the Maximum Annual Withdrawal amount and payments under the Maximum Annual Withdrawal Annuity Payout Option will reduce the sum of the purchase payments dollar for dollar.

Death Prior to the Annuity Commencement Date. The Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Guaranteed Amount or any other death benefit upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of the Lincoln Lifetime IncomeSM Advantage does not impact the death benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.


Upon the death of the contractowner/annuitant, the Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). If the beneficiary elects to continue the contract after the death of the contractowner/annuitant (through a separate provision of the contract), the beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage rider if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Guaranteed Amount.

Termination. After the seventh anniversary of the effective date of the rider, the contractowner may terminate the rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:
 o on the Annuity Commencement Date (except payments under the Maximum Annual Withdrawal Amount Annuity Payment Option will continue if applicable);

 o if the contractowner or annuitant is changed including any sale or assignment of the contract or any pledge of the contract as collateral;
 o on the date the contractowner is changed pursuant to an enforceable divorce agreement or decree;
 o upon the death of the contractowner/annuitant;
 o when the Maximum Annual Withdrawal amount is reduced to zero; or
 o upon termination of the underlying annuity contract.


The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.

If you terminate the rider, you must wait one year before you can elect Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage or any other living benefits we may offer in the future.

i4LIFE (Reg. TM) Advantage Option. i4LIFE (Reg. TM) Advantage is an annuity payout option, available for purchase at an additional charge, that provides periodic Regular Income Payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a death benefit during the Access Period. This rider is available after the contract's effective date. A minimum payout floor, called the Guaranteed Income Benefit, is also available for purchase at the time you elect i4LIFE (Reg. TM) Advantage. Depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Maximum Annual Withdrawal amounts under Lincoln Lifetime IncomeSM Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage in effect on your contract at the same time.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage may decide to drop Lincoln Lifetime IncomeSM Advantage and purchase i4LIFE (Reg. TM) Advantage since i4LIFE (Reg. TM) Advantage provides a different income stream. If this decision is made, the contractowner can use any remaining Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage. Owners of the Lincoln Lifetime IncomeSM Advantage rider are guaranteed the ability to purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit in the future even if it is no longer generally available for purchase. Owners of Lincoln Lifetime IncomeSM Advantage are also guaranteed that the annuity factors that are used to calculate the initial Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage will be the annuity factors in effect as of the day they purchased Lincoln Lifetime IncomeSM Advantage. In addition, owners of Lincoln Lifetime IncomeSM Advantage may in the future purchase the Guaranteed Income Benefit at or below the guaranteed maximum charge that is in effect on the date that they purchase Lincoln Lifetime IncomeSM Advantage.


i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit for Lincoln Lifetime IncomeSM Advantage purchasers must be elected before the Annuity Commencement Date and by age 90 for nonqualified contracts or age 85 for qualified contracts. See i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit sections of this prospectus. The charges for these benefits will be the current charge for new purchasers in effect for the i4LIFE (Reg. TM) Advantage and the current Guaranteed Income Benefit charge in effect for prior purchasers of Lincoln

Lifetime IncomeSM Advantage at the time of election of these benefits. If you use your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years.

Below is an example of how the Guaranteed Amount from the Lincoln Lifetime IncomeSM Advantage is used to establish the Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Prior to i4LIFE (Reg. TM) Advantage election:

Contract Value = $100,000

Guaranteed Amount = $150,000

After i4LIFE (Reg. TM)Advantage election:

Regular Income Payment = $6,700 per year = Contract Value divided by the i4LIFE (Reg. TM) Advantage annuity factor

Guaranteed Income Benefit = $7,537.50 per year = Guaranteed Amount divided by Guaranteed Income Benefit Table factor applicable to owners of the Lincoln Lifetime IncomeSM Advantage rider.


Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The death benefit calculation for certain death benefit options in effect prior to the Annuity Commencement Date may change for contractowners with an active Lincoln Lifetime IncomeSM Advantage. Certain death benefit options provide that all withdrawals reduce the death benefit in the same proportion that the withdrawals reduce the contract value. If you elect the Lincoln Lifetime IncomeSM Advantage, withdrawals less than or equal to the Maximum Annual Withdrawal amount will reduce the sum of all purchase payments option of the death benefit on a dollar for dollar basis. This applies to the sum of all purchase payments alternative of the Enhanced Guaranteed Minimum Death Benefit, whichever is in effect. See The Contracts-Death Benefits. Any Excess Withdrawals will reduce the sum of all purchase payments in the same proportion that the withdrawals reduced the contract value under any death benefit option in which proportionate withdrawals are in effect. This change has no impact on death benefit options in which all withdrawals reduce the death benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract.


The following example demonstrates how a withdrawal will reduce the death benefit if both the Enhanced Guaranteed Minimum Death Benefit (EGMDB) and the Lincoln Lifetime IncomeSM Advantage are in effect when the contractowner dies. Note that this calculation applies only to the sum of all purchase payments calculation and not for purposes of reducing the highest anniversary contract value under the EGMDB:

Contract value before withdrawal $80,000

Maximum Annual Withdrawal Amount $ 5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:

     a) Contract value $80,000

     b) Sum of purchase payments $100,000

     c) Highest anniversary contract value $150,000

Withdrawal of $9,000 will impact the death benefit calculations as follows:

     a) $80,000 - $9,000 = $71,000 (Reduction $9,000)

     b) $100,000 - $5,000 = $95,000 (dollar for dollar reduction of Maximum Annual Withdrawal amount)
     $95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067] Pro rata reduction of Excess Withdrawal. Total reduction = $10,067.

   c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875]
     The entire $9,000 withdrawal reduces the death benefit option pro rata. Total reduction = $16,875.

Item c) provides the largest death benefit of $133,125.


Lincoln Lifetime IncomeSM Advantage is no longer available for purchase.



Lincoln SmartSecurity (Reg. TM) Advantage


The Lincoln SmartSecurity (Reg. TM) Advantage is a rider that is available for purchase with your variable annuity contract. This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial purchase payment (or contract value if elected after contract issue) adjusted for subsequent purchase payments, step-ups and withdrawals in accordance with the provisions set forth below. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value, if higher, on each Benefit Year anniversary through the 10th anniversary. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, the contractowner can also initiate additional 10-year periods of automatic step-ups.


You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. You also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse. These options are discussed below in detail.


By purchasing this rider, you may be limited in how much you can invest in certain subaccounts. See The Contracts - Investment Requirements. We offer other optional riders available for purchase with variable annuity contracts. These riders, which are fully discussed in this prospectus, provide different methods to take income from your contract value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. In particular, before you elect the Lincoln SmartSecurity (Reg. TM) Advantage, you may want to compare it to Lincoln Lifetime IncomeSM Advantage, which provides minimum guaranteed, periodic withdrawals for life. See The Contracts - Lincoln Lifetime IncomeSM Advantage - Compare to Lincoln SmartSecurity (Reg. TM) Advantage.

If the benefit is elected at contract issue, then the rider will be effective on the contract's effective date. If the benefit is elected after the contract is issued (by sending a written request to our Servicing Office), the rider will be effective on the next valuation date following approval by us.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If the contractowner elects to step-up the Guaranteed Amount (this does not include automatic annual step-ups within a 10-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next valuation date after notice of the step-up is approved by us.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a death benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elect the benefit at the time you purchase the contract, the Guaranteed Amount will equal your initial purchase payment. If you elect the benefit after we issue the contract, the Guaranteed Amount will equal the contract value on the effective date of the rider. The maximum Guaranteed Amount is $10,000,000 for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option. This maximum takes into consideration the combined guaranteed amounts under all Living Benefit riders of all Lincoln New York contracts (or contracts issued by our affiliates) owned by you (or on which you are the annuitant).

Additional purchase payments automatically increase the Guaranteed Amount by the amount of the purchase payment (not to exceed the maximum); for example, a $10,000 additional purchase payment will increase the Guaranteed Amount by $10,000. We will allow purchase payments into your annuity contract after the first anniversary of the rider effective date if the cumulative additional purchase payments exceed $100,000 only with prior Servicing Office approval. Additional purchase payments will not be allowed if the contract value is zero.



Each withdrawal reduces the Guaranteed Amount as discussed below.


Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional purchase payments and step-ups are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.

Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary up to and including the 10th Benefit Year if:


     a. the contractowner or joint owner is still living; and


   b. the contract value as of the valuation date, after the deduction of any withdrawals (including market value adjustments), the rider charge plus any purchase payments made on that date is greater than the Guaranteed Amount immediately preceding the valuation date.

After the 10th Benefit Year anniversary, you may initiate another 10-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the contract value or the current Guaranteed Amount if:


     a. each contractowner and annuitant is under age 81; and

     b. the contractowner or joint owner is still living.


If you choose, we will administer this election for you automatically, so that a new 10-year period of step-ups will begin at the end of each prior 10-year step-up period.

Following is an example of how the step-ups work in the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, (assuming no withdrawals or additional purchase payments):

                                                              Guaranteed
                                             Contract Value     Amount
         o Initial Deposit $50,000               $50,000     $50,000
         o 1st Benefit Year Anniversary          $54,000     $54,000
         o 2nd Benefit Year Anniversary          $53,900     $54,000
         o 3rd Benefit Year Anniversary          $57,000     $57,000


Annual step-ups, if the conditions are met, will continue until (and including) the 10th Benefit Year Anniversary. If you had elected to have the next 10-year period of step-ups begin automatically after the prior 10-year period, annual step-ups, if conditions are met, will continue beginning on the 11th Benefit Year Anniversary.


Contractowner elected step-ups (other than automatic step-ups) will be effective on the next valuation date after we receive your request and a new Benefit Year will begin. Purchase payments and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.


A contractowner elected step-up (including contractowner step-ups that we administer for you to begin a new 10-year step-up period) may cause a change in the percentage charge for this benefit. There is no change in the percentage charge when automatic, annual step-ups occur during a 10-year period. See Charges and Other Deductions - Rider Charges - Lincoln SmartSecurity (Reg. TM) Advantage Charge.


Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero.


On the effective date of the rider, the Maximum Annual Withdrawal amount is 5% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option.

If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 5% of any additional purchase payments. For example, if the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional purchase payment of $10,000 is made, the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:


     a. the Maximum Annual Withdrawal amount immediately prior to the step-up;
or

     b. 5% of the new (stepped-up) Guaranteed Amount.

If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

     1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2. the Maximum Annual Withdrawal amount will remain the same.


Withdrawals within the Maximum Annual Withdrawal amount are not subject to the market value adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts - Fixed Side of the Contract. If the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic monthly or quarterly installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code
Section 401(a)(9) for this contract value. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.


When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:


1. The Guaranteed Amount is reduced to the lesser of:
  o the contract value immediately following the withdrawal, or
  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.

2. The Maximum Annual Withdrawal amount will be the least of:
  o the Maximum Annual Withdrawal amount immediately prior to the withdrawal;
or
  o the greater of:
   o 5% of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or

   o 5% of the contract value immediately following the withdrawal; or
  o the new Guaranteed Amount.


The following example of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 withdrawal caused a $32,000 reduction in the Guaranteed Amount.


Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650

The Guaranteed Amount was reduced to the lesser of the contract value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($85,000
- $7,000 = $78,000).

The Maximum Annual Withdrawal amount was reduced to the least of:

     1) Maximum Annual Withdrawal amount prior to the withdrawal ($5,000); or
     2) The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the contract value following the withdrawal ($2,650); or
     3) The new Guaranteed Amount ($53,000).

The least of these three items is $2,650.

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.

Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to a market value adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the market value adjustment calculation.


Lifetime Withdrawals. Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (contractowner) lifetime (if you purchase the single life option) or for the lifetimes of you (contractowner) and your spouse (if the joint life option is purchased), as long as:

     1) No withdrawals are made before you (and your spouse if a joint life) are age 65; and

     2) An Excess Withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.


If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.

If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:

   1) If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the contract value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or


   2) The contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first valuation date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that valuation date. This will reduce your Maximum Annual Withdrawal amount. A contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:


     a. the contractowner (and spouse if applicable) is age 65;


 b. the contract is currently within a 10-year automatic step-up period described above (or else a contractowner submits a step-up request to start a new 10-year automatic step-up period) (the contractowner must be eligible to elect a step-up; i.e., all contractowners and the annuitant must be alive and under age 81); and


     c. you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.

As an example of these two situations, if you purchased the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single life with $100,000, your initial Guaranteed Amount is $100,000 and your initial Maximum Annual Withdrawal amount is $5,000. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $95,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or owner-elected) causes the Guaranteed Amount to equal or exceed $100,000, then the Maximum Annual Withdrawal amount of $5,000 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a 10-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount; 5% of $95,000 is $4,750. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless Excess Withdrawals are made.


The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your contract value. If the contract is surrendered, the contractowner will receive the contract value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.

If your contract value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.

Guaranteed Amount Annuity Payout Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payout Option is available.

The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 5% Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in this prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your contract value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and may continue until death if the lifetime Maximum Annual Withdrawal is in effect. This may result in a partial, final payment. You would consider this option only if your contract value is less than the Guaranteed Amount (and you don't believe the contract value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero.

If the contract value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.

Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.


Upon the death of the single life under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up - single life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new single life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for new purchases of the single life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider: 1) the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount; 2) whether it is important to have Maximum Annual Withdrawal amounts for life versus the remainder of the prior Guaranteed Amount; and 3) the cost of the single life option.

Upon the first death under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up - joint life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's beneficiary elects to take the annuity death benefit in installments over life expectancy, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the joint life option to the single life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for new purchases of the single life option. In deciding whether to make this change, the surviving spouse should consider: 1) if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the cost of the single life option is less than the cost of the joint life option.

If the surviving spouse of the deceased contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, will apply to the spouse as the new contractowner.

If a non-spouse beneficiary elects to receive the death benefit in installments over life expectancy (thereby keeping the contract in force), the beneficiary may continue the Lincoln SmartSecurity (Reg. TM) Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount will not be permitted. In the event the contract value declines below the Guaranteed Amount (as adjusted for withdrawals of death benefit payments), the beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the death benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this rider. If there are multiple beneficiaries, each beneficiary will be entitled to continue a share of the Lincoln SmartSecurity (Reg. TM) Advantage equal to his or her share of the death benefit.

Impact of Divorce on Joint Life Option. In the event of a divorce, the contractowner may change from a joint life option to a single life option (if the contractowner is under age 81) at the current rider charge for new sales of the single life option. At the time of the change, the Guaranteed Amount will be reset to the current contract value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.

After a divorce, the contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.

Termination. After the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the contractowner fails to adhere to the Investment Requirements. Lincoln SmartSecurity (Reg. TM) Advantage will automatically terminate:
 o on the Annuity Commencement Date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);

 o upon the election of i4LIFE (Reg. TM) Advantage;
 o if the contractowner or annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
 o when a withdrawal in excess of the Maximum Annual Withdrawal amount reduces the Guaranteed Amount to zero; or
 o Upon termination of the underlying annuity contract.


The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.

If you terminate the rider, you must wait one year before you can elect Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, 4LATER (Reg. TM) Advantage, or any other living benefit we are offering in the future.


i4LIFE (Reg. TM) Advantage Option. Contractowners with an active Lincoln SmartSecurity (Reg. TM) Advantage who decide to drop Lincoln SmartSecurity (Reg. TM) Advantage and purchase i4LIFE (Reg. TM) Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage terms and charge in effect at the time of the i4LIFE (Reg. TM) Advantage election. Contractowners may consider this if i4LIFE (Reg. TM) Advantage will provide a higher payout amount, among other reasons. There are many factors to consider when making this decision, including the cost of the riders, the payout amounts, applicable guarantees and applicable Investment Requirements. You should discuss this decision with your registered representative. See i4LIFE (Reg. TM) Advantage.


Availability. The Lincoln SmartSecurity (Reg. TM) Advantage is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. All contractowners and the annuitant of the contracts with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option must be under age 81 at the time this rider is elected. You cannot elect the rider on or after the purchase of i4LIFE (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, 4LATER (Reg. TM) Advantage Protected Funds, or 4LATER (Reg. TM) Advantage or on or after the Annuity Commencement Date.


There is no guarantee that the Lincoln SmartSecurity (Reg. TM) Advantage will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. Check with your investment representative regarding availability.

4LATER (Reg. TM) Advantage Protected Funds

Beginning on or about July 2, 2012, 4LATER (Reg. TM) Advantage Protected Funds is a rider that provides an Income Base which will be used to establish the amount of the Guaranteed Income Benefit payment upon the election of the i4LIFE (Reg. TM) Advantage rider. If you elect 4LATER (Reg. TM) Advantage Protected Funds, you must later elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds feature under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) to receive a benefit from 4LATER (Reg. TM) Advantage Protected Funds. You will be subject to certain Investment Requirements in which 100% of your contract value must be allocated among specified subaccounts. Please see the section The Contracts - Investment Requirements in your prospectus for further information.

Income Base. The Income Base is an amount used to calculate the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds at a later date. The Income Base is not available to you as a lump sum withdrawal or as a death benefit. The initial Income Base varies based on when you elect the rider. If you elect the 4LATER (Reg. TM) Advantage Protected Funds at the time you purchase the contract, the Income Base will be equal to the initial purchase payment. If you elect the rider after you have purchased the contract, the initial Income Base will equal the contract value on the effective date of 4LATER (Reg. TM) Advantage Protected Funds. The maximum Income Base is $10,000,000. The maximum takes into consideration the total guaranteed amounts from all Lincoln New York contracts (or contracts issued by our affiliates) in which you (and/or Secondary Life, if joint life option) are the covered lives.

Additional purchase payments automatically increase the Income Base by the amount of the purchase payments (not to exceed the maximum Income Base). For example, an additional purchase payment of $10,000 will increase the Income Base by $10,000. After the first anniversary of the rider effective date, cumulative additional purchase payments will be limited to $100,000. Cumulative purchase payments in excess of $100,000 require Home Office approval. If we grant approval to exceed the $100,000 additional purchase payment restriction, the charge will change to the then current charge in effect on the next Benefit Year anniversary. Additional purchase payments will not be allowed if the contract value decreases to zero for any reason, including market loss.

Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal.

The following example demonstrates the impact of a withdrawal on the Income Base and the contract value. The contractowner makes a withdrawal of $11,200 which causes a $12,550 reduction in the Income Base.

Prior to the withdrawal:
Contract value = $112,000
Income Base = $125,500

After a withdrawal of $11,200, the contract value is reduced by 10% ($11,200) and the Income Base is also reduced by 10%, the same proportion that the withdrawal reduced the contract value ($11,200 - $112,000)

Contract value = $100,800 ($112,000 - $11,200)
Income Base = $112,950 ($125,500 x 10% = $12,550; $125,500 - $12,550 =
$112,950)

In a declining market, withdrawals may significantly reduce your Income Base. If the Income Base is reduced to zero due to withdrawals, this rider will terminate. If the contract value is reduced to zero due to a withdrawal, both the rider and the contract will terminate.

Automatic Annual Step-up. The Income Base will automatically step-up to the contract value on each Benefit Year anniversary if:

   a. the contractowner/annuitant (single life option), or the contractowner and Secondary Life (joint life option) are still living and under age 86; and

   b. the contract value on that Benefit Year anniversary, after the deduction of any withdrawals (including the rider charge), plus any purchase payments made on that date is equal to or greater than the Income Base after the 5% Enhancement (if any).

The Automatic Annual Step-up is available even in years in which a withdrawal has occurred.

5% Enhancement. On each Benefit Year anniversary, the Income Base, minus purchase payments received in that year, will be increased by 5% if:

     a. the contractowner/annuitant (as well as the Secondary Life if the joint life option is in effect) are under age 86; and

     b. if there were no withdrawals in that year; and

     c. the rider is within the Enhancement Period described below.

The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will terminate at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any new purchase payment made after the initial purchase payment will be added immediately to the Income Base. However, any new purchase payment must be invested in the contract for at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any new purchase payments made within the first 90 days after the effective date of 4LATER (Reg.
TM) Advantage Protected Funds will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.

If you decline the Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the 4LATER (Reg. TM) Advantage Protected Funds charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year Anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. In order to be eligible to receive further 5% Enhancements the contractowner/annuitant (single life option), or the contractowner and Secondary Life (joint life option) must still be living and be under age 86.

Note: The 5% Enhancement is not available in any year there is a withdrawal from contract value. A 5% Enhancement will occur in subsequent years only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals):

Initial purchase payment = $100,000; Income Base = $100,000

Additional purchase payment on day 30 = $15,000; Income Base = $115,000

Additional purchase payment on day 95 = $10,000; Income Base = $125,000

On the first Benefit Year Anniversary, the Income Base will not be less than $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 purchase payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year Anniversary.

As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10,000,000.

You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.

The following is an example of how the Automatic Annual Step-ups and the 5% Enhancement affect the Income Base and the potential for the charge to increase or decrease (assuming there have been no withdrawals or new purchase payments):





                                                                 Income Base with                 Potential for Charge
                                                Contract Value    5% Enhancement    Income Base        to Change
                                               ---------------- ------------------ ------------- ---------------------
         Initial Purchase Payment $50,000 .         $50,000            N/A            $50,000             N/A
         1st Benefit Year Anniversary.........      $54,000           $52,500         $54,000             Yes
         2nd Benefit Year Anniversary.........      $53,900           $56,700         $56,700             No
         3rd Benefit Year Anniversary.........      $56,000           $59,535         $59,535             No
         4th Benefit Year Anniversary.........      $64,000           $62,512         $64,000             Yes



On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the contract value of $54,000 since the increase in the contract value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the contract value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10,000,000.

Death Prior to the Annuity Commencement Date. 4LATER (Reg. TM) Advantage Protected Funds has no provision for a payout of the Income Base or any other death benefit upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit options (as described earlier in this prospectus) will be in effect. Election of the 4LATER (Reg. TM) Advantage Protected Funds does not impact the death benefit options available for purchase with your annuity contract. Generally all death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9), as amended. See The Contracts - Death Benefit.

If the contractowner is not also named as the annuitant or the Secondary Life, upon the first death of the annuitant or Secondary Life, 4LATER (Reg. TM) Advantage Protected Funds will continue. Upon the second death of either the annuitant or Secondary Life, 4LATER (Reg. TM) Advantage Protected Funds will terminate.

Upon the death of the contractowner, 4LATER (Reg. TM) Advantage Protected Funds will continue only if either the annuitant or the Secondary Life becomes the new contractowner (because he or she was the beneficiary or joint owner), and payments under i4LIFE (Reg. TM) Advantage begin within one year after the death of the contractowner. The new contractowner will also become the annuitant and the rider charge will neither increase nor decrease as a result of this change in ownership.

Eligibility. To purchase 4LATER (Reg. TM) Advantage Protected Funds, the annuitant and Secondary Life must be age 85 or younger for nonqualified contracts.

4LATER (Reg. TM) Advantage Protected Funds is not available for purchase with qualified contracts. 4LATER (Reg. TM) Advantage Protected Funds is designed primarily for purchasers of non-qualified contracts with joint life benefits where the Secondary Life is not a spouse. If you are eligible to elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds and you purchase joint life benefits where Secondary Life is a spouse, Lincoln Lifetime IncomeSM Advantage
2.0 Protected Funds generally offers better benefits for the same charge. Please see Living Benefits Riders - Lincoln Lifetime IncomeSM Advantage 2.0, for more information about Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds.

Contractowners with an active 4LATER (Reg. TM) Advantage that wish to terminate 4LATER (Reg. TM) Advantage and elect 4LATER (Reg. TM) Advantage Protected Funds will have a transition period of 30 days prior to or after the first anniversary that 4LATER (Reg. TM) Advantage became effective (and after 4LATER (Reg. TM) Advantage Protected Funds becomes available in your state) to terminate 4LATER (Reg. TM) Advantage and elect 4LATER (Reg. TM) Advantage Protected Funds. Outside of the transition period, you must first terminate 4LATER (Reg. TM) Advantage (subject to the termination rules) before you will be able to elect 4LATER (Reg. TM) Advantage Protected Funds. See the 4LATER (Reg. TM) Advantage Termination section of this prospectus for further information about the termination rules. In all cases, by terminating any existing Living Benefit rider, you will no longer be entitled to any of the benefits that have accrued under that rider.

Termination. After the 5th anniversary of the effective date of the 4LATER (Reg. TM) Advantage Protected Funds rider, the contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the contractowner fails to adhere to the Investment Requirements. 4LATER (Reg. TM) Advantage Protected Funds will automatically terminate:
 o on the Annuity Commencement Date; or
 o if the contractowner or annuitant is changed (except if the Secondary Life assumes ownership of the contract upon death of the contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral; or
 o upon the second death of either the annuitant or Secondary Life; or
 o when the Income Base is reduced to zero due to withdrawals; or
 o upon termination of the underlying contract.

If you terminate this rider, you must wait at least one year before you can re-elect it or any other living benefit we offer in the future.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds for purchasers who previously purchased 4LATER (Reg. TM) Advantage Protected Funds. Contractowners with an active 4LATER (Reg. TM) Advantage Protected Funds will purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds at the terms in effect for other purchasers of this rider. i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is a feature under i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). i4LIFE (Reg.
TM) Advantage Guaranteed Income Benefit Protected Funds provides for periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a death benefit during the Access Period, and a minimum payout floor, called the Guaranteed Income Benefit. You will be required to adhere to certain Investment Requirements during the time you own i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds. See Living Benefit Riders - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for more information.

Once you elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds, you can use the greater of the Income Base under 4LATER (Reg. TM) Advantage Protected Funds or Account Value to establish the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds. This decision must be made by the maximum age to elect i4LIFE (Reg. TM) Advantage, which is age 95. Purchasers of 4LATER (Reg. TM) Advantage Protected Funds who have waited until after the 5th Benefit Year anniversary may elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit until age 99.

If you elected the 4LATER (Reg. TM) Advantage Protected Funds single life option, you must purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds single life option. If you elected the 4LATER (Reg. TM) Advantage Protected Funds joint life option, you must purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds joint life option.

Contractowners who elect 4LATER (Reg. TM) Advantage Protected Funds are guaranteed the ability in the future to elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds even if it is no longer available for sale. They are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those at the time they elected 4LATER (Reg. TM) Advantage Protected Funds. The minimum length of the i4LIFE (Reg. TM) Advantage Access Period will vary based upon when you purchased your 4LATER (Reg. TM) Advantage Protected Funds rider and how long the rider was in effect before you decided to purchase i4LIFE (Reg.
TM) Advantage. These requirements are specifically listed in the i4LIFE (Reg.
TM) Advantage Guaranteed Income Benefit section of this prospectus under Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments.

The contractowner must elect the levelized option for Regular Income Payments. While i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is in effect, the contractowner cannot change the payment mode elected or decrease the length of the Access Period.

You should consider electing i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds when you are ready to immediately start receiving i4LIFE (Reg. TM) Advantage payments. Payments from a nonqualified contract that a person receives under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds are treated as "amounts received as an annuity" under section 72 of the Internal Revenue

Code because the payments occur after the annuity starting date. These payments are subject to an "exclusion ratio" as provided in section 72(b) of the Code, which means a portion of each annuity payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of purchase payments.


i4LIFE (Reg. TM) Advantage

i4LIFE (Reg. TM) Advantage (the Variable Annuity Payout Option rider in your contract) is an optional annuity payout rider you may purchase at an additional cost and is separate and distinct from other annuity payout options offered under your contract and described later in this prospectus. You may also purchase either the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit or the 4LATER Guaranteed Income Benefit (described below) for an additional charge. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is an annuity payout option that provides you with variable, periodic Regular Income Payments for life subject to certain conditions. These payouts are made during two time periods: an Access Period and a Lifetime Income Period. During the Access Period, you have access to your Account Value, which means you may surrender the contract, make withdrawals, and have a death benefit. During the Lifetime Income Period, you no longer have access to your Account Value. You choose the length of the Access Period when you select i4LIFE (Reg. TM) Advantage; the Lifetime Income Period begins immediately after the Access Period ends and continues until your death (or the death of a Secondary Life, if later). i4LIFE (Reg. TM) Advantage is different from other annuity payout options provided by Lincoln because with i4LIFE (Reg.
TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your Regular Income Payments. You choose when you want to receive your first Regular Income Payment and the frequency with which you will receive Regular Income Payments. The initial Regular Income Payment is calculated from the Account Value on a date no more than 14 days prior to the date you select to begin receiving the Regular Income Payments. This calculation date is called the Periodic Income Commencement Date, and is the same date the Access Period begins. Regular Income Payments must begin within one year of the date you elect i4LIFE (Reg.
TM) Advantage. Once they begin, Regular Income Payments will continue until the death of the annuitant or Secondary Life, if applicable. This option is available on non-qualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP market). This option is subject to a charge while the i4LIFE (Reg. TM) Advantage is in effect computed daily on the Account Value. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is available for contracts with a contract value of at least $50,000 and may be elected after the effective date of the contract and before an annuity payout option under this contract is elected by sending a written request to our Servicing Office. If you purchased 4LATER (Reg. TM) Advantage, you must wait at least one year before you can purchase i4LIFE (Reg.
TM) Advantage. When you elect i4LIFE (Reg. TM) Advantage, you must choose the annuitant, Secondary Life, if applicable, and make several choices about your Regular Income Payments. The annuitant and Secondary Life may not be changed after i4LIFE (Reg. TM) Advantage is elected. For qualified contracts, the Secondary Life must be the spouse. See i4LIFE (Reg. TM) Advantage Death Benefits regarding the impact of a change to the annuitant prior to the i4LIFE (Reg. TM) Advantage election.

i4LIFE (Reg. TM) Advantage for IRA annuity contracts is only available if the annuitant and Secondary Life, if applicable, are age 591/2 or older at the time the option is elected. i4LIFE (Reg. TM) Advantage must be elected by age 80 in qualified contracts. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional purchase payments may be made during the Access Period for an IRA annuity contract, unless the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit or i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit has been elected. If the Guaranteed Income Benefit option has been elected on an IRA contract, additional purchase payments may be made until the initial Guaranteed Income Benefit is calculated. Additional purchase payments will not be accepted after the Periodic Income Commencement Date for a non-qualified annuity contract.

If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the Annuity Commencement Date. However, once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The Contracts - Transfers on or Before the Annuity Commencement Date.

When you elect i4LIFE (Reg. TM) Advantage, the death benefit that you had previously elected will become the death benefit under i4LIFE (Reg. TM) Advantage, unless you elect a less expensive death benefit option. The amount paid under the new death benefit may be less than the amount that would have been paid under the death benefit provided before i4LIFE (Reg. TM) Advantage began . See The Contracts - i4LIFE (Reg. TM) Advantage Death Benefits.

Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the Periodic Income Commencement Date. The Access Period is a defined period of time during which we pay variable, periodic Regular Income Payments and provide a death benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make Regular Income Payments for the rest of your life (or the Secondary Life if applicable). This is called the Lifetime Income Period. During the Lifetime Income Period, you will no longer be able to make withdrawals or surrenders or receive a death benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.


We will establish the minimum (currently 5 years) and maximum Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the

Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. Additional restrictions may apply if you are under age 591/2 when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent Regular Income Payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue Regular Income Payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage contracts in order to keep the Regular Income Payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See The Contracts - Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Account Value. The initial Account Value is the contract value on the valuation date i4LIFE (Reg. TM) Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value on a valuation date will equal the total value of all of the contractowner's accumulation units plus the contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made as well as any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life and the Account Value will be reduced to zero.

Regular Income Payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic Regular Income Payments for as long as an annuitant (or Secondary Life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the date you will receive the initial Regular Income Payment. Once they begin, Regular Income Payments will continue until the death of the annuitant or Secondary Life, if applicable. Regular Income Payments must begin within one year of the date you elect i4LIFE (Reg.
TM) Advantage. You also select when the Access Period ends and when the Lifetime Income Period begins. You must also select the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your Regular Income Payments.

If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have Regular Income Payments from non-qualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level Regular Income Payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, or 5% may be available. The higher the assumed investment return you choose, the higher your initial Regular Income Payment will be and the higher the return must be to increase subsequent Regular Income Payments. You also choose the length of the Access Period. At this time, changes can only be made on Periodic Income Commencement Date anniversaries.

Regular Income Payments are not subject to any applicable market value adjustments. See Charges and other deductions. For information regarding income tax consequences of Regular Income Payments, see Federal tax matters.

The amount of the initial Regular Income Payment is determined on the Periodic Income Commencement Date by dividing the contract value, less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:
  o the age and sex of the annuitant and Secondary Life, if applicable;

  o the length of the Access Period selected;

  o the frequency of the Regular Income Payments;

  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.


The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a death benefit of the entire Account Value will be paid to your beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum death benefit of the full Account Value was payable. The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or death benefit.

The Account Value will vary with the actual net investment return of the subaccounts selected and the interest credited on the fixed account, which then determines the subsequent Regular Income Payments during the Access Period. Each subsequent Regular Income Payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable valuation date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the assumed investment return to determine subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the Regular Income Payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the Regular Income Payment will decrease by approximately 3%.

Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be reduced in the same proportion that withdrawals reduce the Account Value.

For a joint life option, if either the annuitant or Secondary Life dies during the Access Period, Regular Income Payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher Regular Income Payment.

For nonqualified contracts, if the annuitant and Secondary Life, if applicable, both die during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent Regular Income Payment and Regular Income Payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the annuitant and Secondary Life, if applicable, both die during the Access Period, i4LIFE (Reg. TM) Advantage (and the Guaranteed Income Benefit if applicable) will terminate.

Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the annuitant or Secondary Life is living. Your earlier elections regarding the frequency of Regular Income Payments, assumed investment return and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last valuation date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
  o the age and sex of the annuitant and Secondary Life (if living);
  o the frequency of the Regular Income Payments;

  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.


The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the contract is credited with a fixed number of annuity units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided by the annuity unit value (by subaccount). Subsequent Regular Income Payments are determined by multiplying the number of annuity units per subaccount by the annuity unit value. Your Regular Income Payments will vary based on the value of your annuity units. If your Regular Income Payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln New York's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of annuity units.

Regular Income Payments will continue for as long as the annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.

During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no death benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.



i4LIFE (Reg. TM) Advantage Death Benefits

i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The i4LIFE (Reg. TM) Advantage Account Value death benefit is available during the Access Period. This death benefit is equal to the Account Value as of the valuation date on which we approve the payment of the death claim. You may not change this death benefit once it is elected.

i4LIFE (Reg. TM) Advantage EGMDB. The i4LIFE (Reg. TM) Advantage EGMDB is only available during the Access Period. This benefit is the greatest of:
  o the Account Value as of the valuation date on which we approve the payment of the claim; or

  o the sum of all purchase payments, less the sum of Regular Income Payments and other withdrawals, if any. Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, and other withdrawals, if any, reduce the death benefit in the same proportion that Regular Income Payments and withdrawals reduce the Account Value.


References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage; or

  o the highest Account Value or contract value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or contract value is increased by purchase payments and is decreased by Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or contract value is obtained. Regular Income Payments and withdrawals are deducted in the same proportion that Regular Income Payments and withdrawals reduce the Account Value.

We will look at the contract value before i4LIFE (Reg. TM) Advantage and the Account Value after the i4LIFE (Reg. TM) Advantage election to determine the highest anniversary value.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal (a market value adjustment, for example) and premium taxes, if any.


Contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the i4LIFE (Reg. TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Servicing Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage EGMDB.


General Death Benefit Provisions. For all death benefit options, following the Access Period, there is no death benefit. The death benefits also terminate when the Account Value equals zero, because the Access Period terminates.

If there is a change in the contractowner, joint owner or annuitant during the life of the contract, for any reason other than death, the only death benefit payable for the new person will be the i4LIFE (Reg. TM) Advantage Account Value death benefit.


For non-qualified contracts, upon the death of the contractowner, joint owner or annuitant, the contractowner (or beneficiary) may elect to terminate the contract and receive full payment of the death benefit or may elect to continue the contract and receive Regular Income Payments. Upon the death of the Secondary Life, who is not also an owner, only the surrender value is paid.

If you are the owner of an IRA annuity contract, and there is no Secondary Life, and you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. A spouse beneficiary may start a new i4LIFE (Reg. TM) Advantage program.


The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

     1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

     2. written authorization for payment; and

     3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal tax matters.


Upon notification to us of the death, Regular Income Payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and Regular Income Payments will continue, if applicable. The excess, if any, of the death benefit over the Account Value will be credited into the contract at that time.


If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.


Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage


A Guaranteed Income Benefit (version 4) is available for purchase when you elect i4LIFE (Reg. TM) Advantage which ensures that your Regular Income Payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. See Charges and Other Deductions for a discussion of the Guaranteed Income Benefit charges.

Beginning May 21, 2012, i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is an optional feature available for purchase that provides a higher Guaranteed Income Benefit percentage if you adhere to certain Investment Requirements. See Investment Requirements in this prospectus for more information about the Investment Requirements applicable to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds. You will be subject to Investment Requirements applicable to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds for the entire time you own this rider. Failure to comply with the Investment Requirements will result in the termination of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4). See i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit - Termination for more information. All of the other terms and conditions of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) continue to apply to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds.

As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage (withdrawal benefit riders) or Lincoln Lifetime IncomeSM Advantage 2.0 (income benefit rider) or 4LATER (Reg. TM) Advantage Protected Funds prior to electing i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (annuity payout rider). Refer to the 4LATER (Reg. TM) Advantage section of this prospectus for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit.

Additional purchase payments cannot be made to a contract with the Guaranteed Income Benefit. You are also limited in how much you can invest in certain subaccounts. See the Contracts - Investment Requirements.

There is no guarantee that the i4LIFE (Reg. TM) Guaranteed Income Benefit option will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit riders. However, a contractowner with the Lincoln Lifetime IncomeSM Advantage or the Lincoln Lifetime IncomeSM Advantage 2.0 (including Lincoln Lifetime IncomeSM Advantage
2.0 Protected Funds) who decides to drop Lincoln Lifetime IncomeSM Advantage or the Lincoln Lifetime IncomeSM Advantage 2.0 to purchase i4LIFE (Reg. TM) Advantage will be guaranteed the right to purchase the Guaranteed Income Benefit under the terms set forth in the Lincoln Lifetime IncomeSM Advantage or the Lincoln Lifetime IncomeSM Advantage 2.0 rider.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, is elected when you elect i4LIFE (Reg. TM) Advantage or during the Access Period, if still available for election, subject to terms and conditions at that time. You may choose not to purchase the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit at the time you purchase i4LIFE (Reg. TM) Advantage by indicating that you do not want the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit on the election form at the time that you purchase i4LIFE (Reg. TM) Advantage. If you intend to use the Guaranteed Amount from either the Lincoln SmartSecurity (Reg.
TM) Advantage or the Lincoln Lifetime IncomeSM Advantage riders or the Income Base from the Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds rider to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE (Reg. TM) Advantage.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE (Reg. TM) Advantage - General i4LIFE (Reg. TM) Provisions for an example.

There are four versions of the Guaranteed Income Benefit. Guaranteed Income Benefit (version 1) is no longer available for election. Guaranteed Income Benefit (version 2) may only be elected if you own a version of Lincoln Lifetime IncomeSM Advantage that guarantees you the right to elect that version. You may elect Guaranteed Income Benefit (version 3) after December 31, 2010 if you own a version of Lincoln Lifetime IncomeSM Advantage that guarantees you the right to elect that version. Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds or 4LATER (Reg. TM) Advantage Protected Funds who wish to elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) must elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds. Please refer to your Living Benefit rider regarding the availability of prior versions of Guaranteed Income Benefit.

Guaranteed Income Benefit (version 4). For Guaranteed Income Benefit (version
4) the initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base or Guaranteed Amount as applicable), based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected. The specified percentages and the corresponding age-bands for calculating the initial Guaranteed Income Benefit are outlined in the applicable table below.

Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for i4LIFE (Reg. TM) Advantage elections on or after May 21, 2012, or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 on or after April 2, 2012.





Age                     Percentage of Account Value, Income Base or Guaranteed Amount*
-------------------    ---------------------------------------------------------------
  Under age 40         2.0%
  40 - 54              2.5%
  55 - under 59.5      3.0%
  59.5 - 64            3.5%
  65 - 69              4.0%
  70 - 74              4.5%
  75 and above         5.0%



Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for i4LIFE (Reg. TM) Advantage elections prior to May 21, 2012, or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012.

Age                     Percentage of Account Value, Income Base or Guaranteed Amount*
-------------------    ---------------------------------------------------------------
  Under age 40         2.5%
  40 - 54              3.0%
  55 - under 59.5      3.5%
  59.5 - 64            4.0%
  65 - 69              4.5%
  70 - 79              5.0%
  80 and above         5.5%




* Purchasers of Lincoln SmartSecurity (Reg. TM) Advantage may use any remaining Guaranteed Amount (if greater than the Account Value) to calculate the initial Guaranteed Income Benefit. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Contractowners who elected Lincoln SmartSecurity (Reg. TM) Advantage will receive the currently available version of the Guaranteed Income Benefit.


Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for purchasers of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds on or after May 21, 2012, or purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds or 4LATER (Reg. TM) Advantage Protected Funds





Age (Single and Joint Life Options)       Percentage of Account Value or Income Base*
-------------------------------------    --------------------------------------------
  Under 40                               2.5%
  40 - 54                                3.0%
  55 - under 59.5                        3.5%
  59.5 - 64                              4.0%
  65 - 69                                4.5%
  70 - 79                                5.0%
  80 and above                           5.5%




*  Beginning April 2, 2012, purchasers of Lincoln Lifetime IncomeSM Advantage
   2.0 Protected Funds may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider's effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Beginning July 2, 2012, purchasers of 4LATER (Reg. TM) Advantage Protected Funds may use any remaining Income Base to establish the initial Guaranteed Income Benefit.


If the amount of your i4LIFE (Reg. TM) Advantage Regular Income Payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your Regular Income Payment. If your Regular Income Payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment.) (Regular Income Payments also reduce the Account Value.) This payment will be made from the variable subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your death benefit. If your Account Value equals zero, no death benefit will be paid. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the annuitant (or the Secondary Life, if applicable) is living.


The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:

         o i4LIFE (Reg. TM) Account Value before market decline      $135,000
         o i4LIFE (Reg. TM) Account Value after market decline       $100,000
         o Guaranteed Income Benefit                                 $    810
         o Regular Income Payment after market decline               $    769
         o Account Value after market decline and Guaranteed         $ 99,190
         Income Benefit payment

The contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.


The Guaranteed Income Benefit (version 4) will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For non-qualified contracts, the step-up will occur annually on the first valuation date on or after each Periodic Income Commencement Date anniversary starting on the first Periodic Income Commencement Date anniversary. For qualified contracts, the step-up will occur annually on the valuation date of the first periodic income payment of each calendar year. The first step-up is the valuation date of the first periodic income payment in the next calendar year following the Periodic Income Commencement Date.

The following example illustrates how the initial Guaranteed Income Benefit (version 4) is calculated for a 60-year old contractowner with a nonqualified contract, and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 3.5% for a 60-year old per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for i4LIFE (Reg.
TM) Advantage Elections on or after May 21, 2012, table above. The example also assumes that the Account Value has increased due to positive investment returns resulting in a higher recalculated Regular Income Payment. See The Contracts - i4LIFE (Reg. TM) Advantage-Regular Income Payments during the Access Period for a discussion of recalculation of the Regular Income Payment.





8/1/2010 Amount of initial Regular Income Payment:                                    $  4,801
8/1/2010 Account Value at election of Guaranteed Income Benefit (version 4):          $100,000
8/1/2010 Initial Guaranteed Income Benefit (3.5% times $100,000 Account Value):       $  3,500
8/1/2011 Recalculated Regular Income Payment:                                         $  6,000
8/1/2011 Guaranteed Income Benefit after step-up (75% of $6,000):                     $  4,500



The contractowner's Guaranteed Income Benefit was increased to 75% of the recalculated Regular Income Payment.



At the time of a step-up of the Guaranteed Income Benefit the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 2.00%. This means that your charge may change every year. If we automatically administer a new step-up for you and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the date of the step-up. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. Step-ups will continue after a request to reverse a step-up. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

The next section describes any differences in how the Guaranteed Income Benefit works for Guaranteed Income Benefit (version 3), Guaranteed Income Benefit (version 2) and Guaranteed Income Benefit (version 1). All other features of the Guaranteed Income Benefit not discussed below are the same as in Guaranteed Income Benefit (version 4).


Guaranteed Income Benefit (version 3). Guaranteed Income Benefit (version 3) was available for purchase on or after January 20, 2009 to December 31, 2010 (unless version 3 is available for election at any time per the terms of a living benefit rider). For Guaranteed Income Benefit (version 3) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE (Reg. TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.

The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every Periodic Income Commencement Date anniversary during a 5-year step-up period. At the end of a step-up period you may elect a new step-up period by submitting a written request to the Servicing Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.

At the time of a reset of the step-up period the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every five years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the Periodic Income Commencement Date anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.


Guaranteed Income Benefit (version 2). Guaranteed Income Benefit (version 2) was available for election prior to January 20, 2009 (unless version 2 is available for election at any time per the terms of a Living Benefit rider). For Guaranteed Income Benefit (version 2) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE (Reg. TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.

The Guaranteed Income Benefit will automatically step-up every three years on the Periodic Income Commencement Date anniversary to 75% of the current Regular Income Payment, if the result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary during a 15-year step-up period. At the end of a step-up period, you may elect a new 15-year step-up period by submitting a written request to the Servicing Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.

At the time of a reset of the 15-year step-up period the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every 15 years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the Periodic Income Commencement Date anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.


Guaranteed Income Benefit (version 1). If you have Guaranteed Income Benefit (version 1), your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level. This version is no longer available for election.

The next section describes certain guarantees in Living Benefit riders relating to the election of the Guaranteed Income Benefit.


Lincoln Lifetime IncomeSM Advantage 2.0. Contractowners who purchase Lincoln Lifetime IncomeSM Advantage 2.0 are guaranteed the ability in the future to purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) even if it is no longer available for sale. They are also guaranteed that the Guaranteed Income Benefit percentages and Access Period requirements will be at least as favorable as those available at the time they purchased Lincoln Lifetime IncomeSM Advantage 2.0. See The Contracts- Lincoln Lifetime IncomeSM Advantage 2.0.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). If this decision is made, the contractowner can use the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or since the rider's effective date (if there has not been an Automatic Annual Step-up) if greater than the Account Value to establish the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) at the terms in effect for purchasers of this rider. If the contractowner drops Lincoln Lifetime IncomeSM Advantage 2.0 and purchases i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) on the last day the contractowner is eligible to purchase i4LIFE (Reg. TM) Advantage, the contractowner may also use the current Guaranteed Annual Income amount, if higher, to establish the initial Guaranteed Income Benefit. This decision must be made by the maximum age to elect i4LIFE (Reg. TM) Advantage, which is age 95 for nonqualified contracts and age 80 for qualified contracts. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012 who have waited until after the 5th Benefit Year anniversary may elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit until age 99 for nonqualified contracts and 85 for qualified contracts.

Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds. Contractowners who elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds and purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds in accordance with the same terms set out above for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4). If this decision is made, the contractowner can use the greater of the Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the Account Value to establish the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds who wait until after the 5th Benefit Year anniversary may elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit until age 99 for nonqualified contracts and 85 for qualified contracts.

Lincoln SmartSecurity (Reg. TM) Advantage. Contractowners who purchased the Lincoln SmartSecurity (Reg. TM) Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the initial Guaranteed Income Benefit is determined, to calculate the Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be equal to the applicable percentage based on either the contractowner's age (single life) or the youngest age of either the contractowner or Secondary Life (if applicable), at the time the Guaranteed Income Benefit is elected, multiplied by the remaining Guaranteed Amount. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for elections on or after May 21, 2012 table above. In other words, the initial Guaranteed Income Benefit will equal the applicable percentage based on the contractowner's age multiplied by the remaining Guaranteed Amount (if greater than the Account Value).

The following is an example of how the Guaranteed Amount from Lincoln SmartSecurity (Reg. TM) Advantage or the Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 may be used to calculate the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). The example assumes that on the date that i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is elected the contractowner is 70 years of age and has made no withdrawals from the contract. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4.5% for a 70-year old per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for elections on or after May 21, 2012 table above. The example assumes an annual payment mode has been elected.





         Account Value (equals contract value on date i4LIFE (Reg. TM)      $100,000
         Advantage with Guaranteed Income Benefit (version 4) is
         elected):
         Guaranteed Amount/Income Base on date i4LIFE (Reg. TM)             $140,000
         Advantage with Guaranteed Income Benefit (version 4) is
         elected:
         Amount of initial Regular Income Payment:                          $  5,411    per year
         Initial Guaranteed Income Benefit (4.5% x $140,000                 $  6,300
         Guaranteed Amount/Income Base which is greater than
         $100,000 Account Value):



4LATER (Reg. TM) Advantage Protected Funds. Contractowners who elect the 4LATER (Reg. TM) Advantage Protected Funds rider must elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds in accordance with the same terms set out above for i4LIFE (Reg. TM) Advantage Guaranteed Income. When this decision is made, the contractowner can use the greater of the Income Base under 4LATERSM Advantage Protected Funds or the Account Value under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds to calculate the amount of the initial Guaranteed Income Benefit. All other provisions of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit apply.

Lincoln Lifetime IncomeSM Advantage. Contractowners who purchased Lincoln Lifetime IncomeSM Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit (version 2 or version 3 only). The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the contract value at the time the initial i4LIFE (Reg. TM) Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial Regular Income Payment times the remaining Guaranteed Amount divided by the contract value, if the Guaranteed Amount is greater than the contract value. See the Lincoln Lifetime IncomeSM Advantage - i4LIFE (Reg. TM) Advantage Option section for an example of calculation of the Guaranteed Income Benefit using the purchased Lincoln Lifetime IncomeSM Advantage Guaranteed Amount.

Contractowners who purchased Lincoln Lifetime IncomeSM Advantage may also choose to drop Lincoln Lifetime IncomeSM Advantage to purchase the version of the Guaranteed Income Benefit that is then currently available; however, only the Account Value and not the Guaranteed Amount will be used to establish the Guaranteed Income Benefit. For Guaranteed Income Benefit (version 4), the initial Guaranteed Income Benefit will be equal to the applicable percentage, which is based on the age of either the contractowner (single life option) or the youngest age of either the contractowner or Secondary Life (joint life option) at the time the Guaranteed Income Benefit is elected, multiplied by the Account Value. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above.


Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. When you select the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:

  o A 4% assumed investment return (AIR) will be used to calculate the Regular Income Payments.
  o The minimum Access Period required for Guaranteed Income Benefit (version
     4) is the longer of 20 years (15 years for versions 2 and 3) or the difference between your age (nearest birthday) and age 100 (age 90 for version 4 prior to May 21, 2012; age 85 for versions 2 and 3). We may change this Access Period requirement prior to election of the Guaranteed Income Benefit. Different minimum Access Period requirements apply if you use the greater of the Account Value or Income Base under Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds or 4LATER (Reg. TM) Advantage Protected Funds to calculate the Guaranteed Income Benefit as set forth below:

                                      Minimum Access Period
                                            Elections of i4LIFE (Reg. TM) Advantage prior to the
                                                        5th Benefit Year Anniversary
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 on or after April 2, 2012   between your age and age 100
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 Protected Funds             between your age and age 90
 Purchasers of 4LATER (Reg. TM) Advantage
 Protected Funds
 Purchasers of Lincoln Lifetime IncomeSM
 Advantage 2.0 prior to April 2, 2012



                                            Elections of i4LIFE (Reg. TM) Advantage on and after
                                                      the 5th Benefit Year Anniversary
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 on or after April 2, 2012   between your age and age 95
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 15 years or the difference
 Advantage 2.0 Protected Funds             between your age and age 85
 Purchasers of 4LATER (Reg. TM) Advantage
 Protected Funds
 Purchasers of Lincoln Lifetime IncomeSM
 Advantage 2.0 prior to April 2, 2012






  o The maximum Access Period available for this benefit is to age 115 for non-qualified contracts; to age 100 for qualified contracts.


If you choose to lengthen your Access Period (which must be increased by a minimum of 5 years), your Regular Income Payment will be reduced. For versions 1, 2 and 3 of Guaranteed Income Benefit, an extension of your Access Period will also reduce your i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit in proportion to the reduction in the Regular Income Payment. This reduction of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit does not apply to Guaranteed Income Benefit (version 4). If you choose to shorten your Access Period, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit will terminate. Refer to the Example in the 4LATER (Reg. TM) Guaranteed Income Benefit section of this prospectus.


The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate due to any of the following events:

  o the death of the annuitant (or the later of the death of the annuitant or Secondary Life if a joint payout was elected); or
  o a contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency; or

  o upon written notice to us; or

  o assignment of the contract; or
  o failure to comply with Investment Requirements.

A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next Periodic Income Commencement Date anniversary. Termination will be only for the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified. However if you used the greater of the Account Value or Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds to establish the Guaranteed Income Benefit any termination of the Guaranteed Income Benefit will also result in a termination of the i4LIFE (Reg. TM) Advantage election. If you used your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years. If you terminate the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE (Reg. TM) Advantage Regular Income Payments will be recalculated. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.

Availability. The contractowner must be under age 95 for nonqualified contracts and under age 80 for qualified contracts at the time this rider is elected.

Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments and Guaranteed Income Benefit payments, if applicable, will be reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. The Interest Adjustment may apply.

The following example demonstrates the impact of a withdrawal on the Regular Income Payments and the Guaranteed Income Benefit payments:




         o i4LIFE (Reg. TM) Regular Income Payment before Withdrawal      $  1,200
         o Guaranteed Income Benefit before Withdrawal                    $    900
         o Account Value at time of Additional Withdrawal                 $150,000
         o Additional Withdrawal                                          $ 15,000   (a 10% withdrawal)


     Reduction in i4LIFE (Reg. TM) Regular Income Payment for Withdrawal = $1,200 X 10 % = $120
     i4LIFE (Reg. TM) Regular Income Payment after Withdrawal = $1,200 - $120 = $1,080

   Reduction in Guaranteed Income Benefit for Withdrawal = $900 X 10% = $90
     Guaranteed Income Benefit after Withdrawal = $900 - $90 = $810


Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made. The Interest Adjustment may apply.


Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next valuation date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE (Reg. TM) Advantage death benefit will terminate and you will receive the EGMDB option. Upon termination, we will stop assessing the charge for i4LIFE (Reg.
TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the new death benefit option. Your contract value upon termination will be equal to the Account Value on the valuation date we terminate i4LIFE (Reg. TM) Advantage.

For non-qualified contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.


4LATER (Reg. TM) Advantage


4LATER (Reg. TM) Advantage is a rider that is available to protect against market loss by providing you with a method to receive a minimum payout from your annuity. The rider provides an Income Base (described below) prior to the time you begin taking payouts from your annuity. If you elect 4LATER (Reg. TM) Advantage, you must elect i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit to receive a benefit from 4LATER (Reg. TM) Advantage. Election of these riders may limit how much you can invest in certain subaccounts. See The Contracts - Investment Requirements. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Advantage charge.

This rider will no longer be available for sale beginning on or around July 2, 2012, or when the 4LATER (Reg. TM) Advantage Protected Funds rider is available in your state, whichever is later. Please check with your registered representative for availability.



4LATER (Reg. TM) Advantage Before Payouts Begin

The following discussion applies to 4LATER (Reg. TM) Advantage during the accumulation phase of your annuity, referred to as 4LATER (Reg. TM). This is prior to the time any payouts begin under i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit.

Income Base. The Income Base is a value established when you purchase 4LATER (Reg. TM) and will only be used to calculate the minimum payouts available under your contract at a later date. The Income Base is not available for withdrawals or as a death benefit. If you elect 4LATER (Reg. TM) at the time you purchase the contract, the Income Base initially equals the purchase payments. If you elect 4LATER (Reg. TM) after we issue the contract, the Income Base will initially equal the contract value on the 4LATER (Reg. TM) Effective Date. Additional purchase payments automatically increase the Income Base by the amount of the purchase payments. Additional purchase payments will not be allowed if the contract value is zero. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

As described below, during the accumulation phase, the Income Base will be automatically enhanced by 15% (adjusted for additional purchase payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current contract value if your contract value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln New York automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE (Reg. TM) Advantage and establish the 4LATER (Reg. TM) Guaranteed Income Benefit, the Income Base (if higher than the contract value) is used in the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit calculation.

Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER (Reg. TM) Effective Date, or on the date of any reset of the Income Base to the contract value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for purchase payments and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current contract value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.

Future Income Base. 4LATER (Reg. TM) provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE (Reg. TM) Advantage is elected, you terminate 4LATER (Reg. TM) or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATER (Reg. TM) charge will then be assessed on this newly adjusted Income Base, but the percentage charge will not change.

Any purchase payment made after the 4LATER (Reg. TM) Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the purchase payment, plus 15% of that purchase payment.


Example:

         Initial Purchase Payment                                $100,000
         Purchase Payment 60 days later                          $ 10,000
                                                                 --------
         Income Base                                             $110,000
         Future Income Base (during the 1st Waiting Period)      $126,500   ($110,000 x 115%)
         Income Base (after 1st Waiting Period)                  $126,500
         New Future Income Base (during 2nd Waiting Period)      $145,475   ($126,500 x 115%)

Any purchase payments made after the 4LATER (Reg. TM) Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the purchase payment plus 15% of that purchase payment on a pro-rata basis for the number of full years remaining in the current Waiting Period.


Example:


         Income Base                                                $100,000
         Purchase Payment in Year 2                                 $ 10,000
                                                                    --------
         New Income Base                                            $110,000
         Future Income Base (during 1st Waiting Period-Year 2)      $125,500   ($100,000 x 115%) + ($10,000 x 100%) +
                                                                               (10,000 x 15% x 1/3)
         Income Base (after 1st Waiting Period)                     $125,500
         New Future Income Base (during 2nd Waiting Period)         $144,325   (125,500 x 115%)

Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

During any subsequent Waiting Periods, if you elect to reset the Income Base to the contract value, the Future Income Base will equal 115% of the contract value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current contract value below.

In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the contractowner to establish a 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.


Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER (Reg. TM) Effective Date. The Maximum Income Base will be increased by 200% of any additional purchase payments. In all circumstances, the Maximum Income Base can never exceed $10,000,000. This maximum takes into consideration the combined guaranteed amounts from any Living Benefit riders under all Lincoln New York contracts (or contracts issued by our affiliates) owned by you or on which you are the annuitant.


After a reset to the current contract value, the Maximum Income Base will equal 200% of the contract value on the valuation date of the reset not to exceed $10,000,000.

Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.


Example:


      Income Base                             $100,000      Maximum Income Base                   $200,000
      Purchase Payment in Year 2              $ 10,000      Increase to Maximum Income Base       $ 20,000
      New Income Base                         $110,000      New Maximum Income Base               $220,000
      Future Income Base after Purchase       $125,500      Maximum Income Base                   $220,000
       Payment
      Income Base (after 1st Waiting          $125,500
       Period)
      Future Income Base (during 2nd          $144,325      Maximum Income Base                   $220,000
       Waiting Period)
      Contract Value in Year 4                $112,000
      Withdrawal of 10%                       $ 11,200
      After Withdrawal (10% adjustment)
-----------------------------------------
      Contract Value                          $100,800
      Income Base                             $112,950
      Future Income Base                      $129,892      Maximum Income Base                   $198,000

Resets of the Income Base to the current contract value ("Resets"). You may elect to reset the Income Base to the current contract value at any time after the initial Waiting Period following: (a) the 4LATER (Reg. TM) Effective Date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the annuitant must be under age 81. You might consider resetting the Income

Base if your contract value has increased above the Income Base (including the 15% automatic Enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the contract value, the 15% automatic Enhancement will not apply until the end of the next Waiting Period.

This reset may be elected by sending a written request to our Servicing Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the contract value is higher than the Income Base (after the Income Base has been reset to the Future Income
Base), we will implement this election and the Income Base will be equal to the contract value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE (Reg. TM) Advantage, the annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the contract value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Servicing Office.

At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge will change to the current charge in effect at the time of the reset, not to exceed the guaranteed maximum charge. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next valuation date after notice of the reset is approved by us.

We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER (Reg. TM) Effective Date and starting with each anniversary of the 4LATER (Reg. TM) Effective Date after that. If the contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.

Eligibility. To purchase 4LATER (Reg. TM) Advantage, the annuitant must be age 80 or younger. If you plan to elect i4LIFE (Reg. TM) Advantage within three years of the issue date of 4LATER (Reg. TM) Advantage, you will not receive the benefit of the Future Income Base.

4LATER (Reg. TM) Rider Effective Date. If 4LATER (Reg. TM) is elected at contract issue, then it will be effective on the contract's effective date. If 4LATER (Reg. TM) is elected after the contract is issued (by sending a written request to our Servicing Office), then it will be effective on the next valuation date following approval by us.


4LATER (Reg. TM) Guaranteed Income Benefit


When you are ready to elect i4LIFE (Reg. TM) Advantage Regular Income Payments, the greater of the Income Base accumulated under 4LATER (Reg. TM) or the contract value will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The 4LATER (Reg. TM) Guaranteed Income Benefit is a minimum payout floor for your i4LIFE (Reg. TM) Advantage Regular Income Payments. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit charge.

The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or contract value (or Guaranteed Amount if applicable) on the Periodic Income Commencement Date, by 1000 and multiplying the result by the rate per $1000 from the Guaranteed Income Benefit Table in your 4LATER (Reg.
TM) rider. If the contract value is used to establish the 4LATER (Reg. TM) Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE (Reg. TM) Advantage Regular Income Payment (which is also based on the contract value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the contract value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE (Reg. TM) Advantage Regular Income Payment.

If the amount of your i4LIFE (Reg. TM) Advantage Regular Income Payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the 4LATER (Reg. TM) Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER (Reg. TM) Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER (Reg. TM) Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE (Reg.
TM) Advantage Regular Income Payment. If your Regular Income Payment is less than the 4LATER (Reg. TM) Guaranteed Income Benefit, we will reduce your i4LIFE (Reg. TM) Advantage Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the 4LATER (Reg. TM) Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the subaccounts and the fixed account on a pro-rata basis according to your investment allocations.


The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:

         o i4LIFE (Reg. TM) Account Value before market decline      $135,000
         o i4LIFE (Reg. TM) Account Value after market decline       $100,000
         o Guaranteed Income Benefit                                 $    810
         o Regular Income Payment after market decline               $    769
         o Account Value after market decline and Guaranteed         $ 99,190
         Income Benefit payment

If your Account Value reaches zero as a result of withdrawals to provide the 4LATER (Reg. TM) Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER (Reg. TM) Guaranteed Income Benefit.

When your Account Value reaches zero, your i4LIFE (Reg. TM) Advantage Access Period will end and the i4LIFE (Reg. TM) Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER (Reg. TM) Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your death benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER (Reg. TM) Guaranteed Income Benefit for as long as the annuitant (or the secondary life, if applicable) is living (i.e., the i4LIFE (Reg. TM) Advantage Lifetime Income Period). If your Account Value equals zero, no death benefit will be paid.


If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the 4LATER (Reg. TM) Guaranteed Income Benefit, the 4LATER (Reg. TM) Guaranteed Income Benefit will never come into effect.

The 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current Regular Income Payment, if that result is greater than the immediately prior 4LATER (Reg. TM) Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary for 15 years. At the end of a 15-year step-up period, the contractowner may elect a new 15-year step-up period by submitting a written request to the Servicing Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln New York administer this election for you. At the time of a reset of the 15 year period, the charge for the 4LATER (Reg. TM) Guaranteed Income Benefit will become the current charge up to the guaranteed maximum charge of 1.50% (i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charge). After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost). If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred.

Additional purchase payments cannot be made to your contract after the Periodic Income Commencement Date. The 4LATER (Reg. TM) Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your financial adviser.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period. See i4LIFE (Reg. TM) Advantage - Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE (Reg. TM) Advantage Regular Income Payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER (Reg. TM) Guaranteed Income Benefit currently is the longer of 15 years or the difference between your current age (nearest birthday) and age 85. We reserve the right to increase this minimum prior to election of 4LATER (Reg. TM) Advantage, subject to the terms in your rider. (Note: i4LIFE (Reg. TM) Advantage may allow a shorter Access Period if a Guaranteed Income Benefit is not provided.)

If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your Regular Income Payment, your 4LATER (Reg. TM) Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER (Reg. TM) Guaranteed Income Benefit will be adjusted in proportion to the reduction in the Regular Income Payment. If you choose to shorten your Access Period, the 4LATER (Reg. TM) rider will terminate.

When you make your 4LATER (Reg. TM) Guaranteed Income Benefit and i4LIFE (Reg.
TM) Advantage elections, you must also choose an assumed investment return of 4% to calculate your i4LIFE (Reg. TM) Advantage Regular Income Payments. Once you have elected 4LATER (Reg. TM), the assumed investment return rate will not change; however, we may change the required assumed investment return rate in the future for new purchasers only.


The following is an example of what happens when you extend the Access Period:

     Assume:
     i4LIFE (Reg. TM) Advantage remaining Access Period = 10 years

     Current i4LIFE (Reg. TM) Advantage Regular Income Payment = $6,375

     Current 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692

     Extend Access Period 5 years:

     i4LIFE (Reg. TM) Advantage Regular Income Payment after extension = $5,355 Percentage change in i4LIFE (Reg. TM) Advantage Regular Income Payment =
   $5,355 - $6,375 = 84%

     New 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692 x 84% = $4,781

Termination. After the later of the third anniversary of the 4LATER (Reg. TM) rider Effective Date or the most recent Reset, the 4LATER (Reg. TM) rider may be terminated upon written notice to us. Prior to the Periodic Income Commencement Date, 4LATER (Reg. TM) will automatically terminate upon any of the following events:
 o termination of the contract to which the 4LATER (Reg. TM) rider is attached;

 o the change of or the death of the annuitant (except if the surviving spouse assumes ownership of the contract and the role of the annuitant upon death of the contractowner); or
 o the change of contractowner (except if the surviving spouse assumes ownership of the contract and the role of annuitant upon the death of the contractowner), including the assignment of the contract.


After the Periodic Income Commencement Date, the 4LATER (Reg. TM) rider will terminate due to any of the following events:

 o the death of the annuitant (or the later of the death of the annuitant or secondary life if a joint payout was elected); or

 o a contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency.

A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next Periodic Income Commencement Date anniversary. Termination will be only for the 4LATER (Reg. TM) Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.

If you terminate 4LATER (Reg. TM) prior to the Periodic Income Commencement Date, you must wait one year before you can re-elect 4LATER (Reg. TM) or purchase the Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage 2.0. If you terminate the 4LATER (Reg. TM) rider on or after the Periodic Income Commencement Date, you cannot re-elect it. You may be able to elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, after one year. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.


Availability. Check with your registered representative regarding availability. You cannot elect 4LATER (Reg. TM) after an annuity payout option or i4LIFE (Reg. TM) Advantage has been elected, and it cannot be elected on contracts that currently have Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage 2.0.

Contractowners who drop Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage and elect 4LATER (Reg. TM) will not carry their Guaranteed Amount over into the new 4LATER (Reg. TM). The 4LATER (Reg. TM) Income Base will be established based on the contractowner's contract value on the effective date of 4LATER (Reg. TM). Likewise, contractowners who drop Lincoln Lifetime IncomeSM Advantage 2.0 and elect 4LATER (Reg. TM) will not carry their Income Base over into the new 4LATER (Reg. TM). Contractowners who drop Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage 2.0 will have to wait one year before they can elect 4LATER (Reg. TM). See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage 2.0.


Annuity Payouts


When you apply for a contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, contractowners with Lincoln SmartSecurity (Reg. TM) Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payout Option. Contractowners with Lincoln Lifetime IncomeSM Advantage may elect the Maximum Annual Withdrawal Amount Annuity Payout option. Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 may elect the Guaranteed Annual Income Amount Annuity Payout option.


The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.


Annuity Options

The annuity options outlined below do not apply to contractowners who have elected i4LIFE (Reg. TM) Advantage, the Maximum Annual Withdrawal Amount Annuity Payout option, the Guaranteed Amount Annuity Payout option, or the Guaranteed Annual Income Amount Annuity Payout option.

Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus
 o the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death.

The value of the number of annuity units is computed on the date the death claim is approved for payment by the Servicing Office.

Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the annuitant with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.

Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an annuity payout option as a method of paying the death benefit to a beneficiary. If you do, the beneficiary cannot change this payout option. You may change or revoke in writing to our Servicing Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an annuity payout option, the beneficiary may choose any annuity payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.


General Information


Any previously selected death benefit in effect before the Annuity Commencement Date will no longer be available on and after the Annuity Commencement Date. You may change the Annuity Commencement Date, change the annuity option or change the allocation of the investment among subaccounts up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Servicing Office. You must give us at least 30 days notice before the date on which you want payouts to begin. Annuity payouts cannot commence within twelve months of the effective date of the contract.


Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in case of joint life annuity) will be paid to you or your beneficiary as payouts become due after we are in receipt of:
 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o all claim forms, fully completed.


Variable Annuity Payouts

Variable annuity payouts will be determined using:

 o The contract value on the Annuity Commencement Date, less applicable premium taxes;

 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.


Annuity payouts assume an investment return of 3%, 4% or 5% per year, as applied to the applicable mortality table. You may choose your assumed interest rate at the time you elect a variable annuity payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.



Fixed Side of the Contract


Purchase payments and contract value allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the New York State Department of Financial Services as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.


In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.


We guarantee an annual effective interest rate of not less than 3.00% per year on amounts held in a fixed account.

ANY INTEREST IN EXCESS OF 3.00% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED. Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the guaranteed period is subject to the interest adjustment. This may reduce your value upon surrender, withdrawal or transfer, but will not reduce the amount below the value it would have had if 1.50% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed account.

Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time. At this time, the fixed account is available for dollar cost averaging only. Please contact your registered representative for further information.


Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the guaranteed period is subject to the market value adjustment. This may reduce your value upon surrender, withdrawal or transfer, but will not reduce the amount below the value it would have had if 3.00% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed subaccount.


Guaranteed Periods


The fixed account is divided into separate Guaranteed Periods, which credit guaranteed interest.

You may allocate purchase payments to one or more Guaranteed Periods of 1 to 10 years. We may add Guaranteed Periods or discontinue accepting purchase payments into one or more Guaranteed Periods at any time. Each purchase payment allocated to the fixed account will start its own Guaranteed Period and will earn a guaranteed interest rate. The duration of the Guaranteed Period affects the guaranteed interest rate of the fixed account. A Guaranteed Period ends on the date after the number of calendar years in the Guaranteed Period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the Guaranteed Period. Amounts surrendered, transferred or withdrawn prior to the end of the Guaranteed Period will be subject to the market value Adjustment. Each Guaranteed Period purchase payment will be treated separately for purposes of determining any applicable market value Adjustment. You may transfer amounts from the fixed account to the variable subaccount(s) subject to the following restrictions:
 o Fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
 o the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.

Because of these restrictions, it may take several years to transfer amounts from the fixed account to the variable subaccounts. Any amount withdrawn from the fixed account may be subject to any applicable account fees and premium taxes.

We will notify the contractowner in writing at least 15 but not more than 45 days prior to the expiration date for any Guaranteed Period amount. A new Guaranteed Period of the same duration as the previous Guaranteed Period will begin automatically at the end of the previous Guaranteed Period, unless we receive, prior to the end of a Guaranteed Period, a written election by the contractowner. The written election may request the transfer of the Guaranteed Period amount to a different Guaranteed Period account or to a variable subaccount from among those being offered by us. Transfers of any Guaranteed Period amount which become effective upon the date of expiration of the applicable Guaranteed Period are not subject to the limitation of twelve transfers per contract year or the additional fixed account transfer restrictions.


Market Value Adjustment


Any surrender, withdrawal or transfer of a fixed subaccount guaranteed period amount before the end of the guaranteed period (other than dollar cost averaging, cross-reinvestment, Maximum Annual Withdrawals under Lincoln SmartSecurity (Reg. TM) Advantage or regular income under i4LIFE (Reg. TM) Advantage transfers) will be subject to the market value adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the guaranteed period will not be subject to the market value adjustment. The market value adjustment will be applied to the amount being surrendered, withdrawn or transferred. The market value adjustment will be applied before any applicable transfer charges.

In general, the market value adjustment reflects the relationship between the yield rate in effect at the time a purchase payment is allocated to a Guaranteed Period under the contract and the yield rate in effect at the time of the purchase payment's surrender, withdrawal or transfer. It also reflects the time remaining in the Guaranteed Period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the purchase payment was allocated, then the application of the market value adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the purchase payment, then the application of the market value adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.


The market value Adjustment is calculated by multiplying the transaction amount by:



   (1+A)n
----------
           -1
  (1+B )n

     where:


   A = yield rate for a U.S. Treasury security with time to maturity equal to the Guaranteed Period, determined at the beginning of the Guaranteed Period.

   B = yield rate for a U.S. Treasury security with time to maturity equal to the time remaining in the Guaranteed Period if greater than one year, determined at the time of surrender, withdrawal or transfer. For remaining periods of one year or less, the yield rate for a one year U.S. Treasury security is used.

     n= The number of years remaining in the Guaranteed Period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)


     Straight-Line interpolation is used for periods to maturity not quoted.


See the SAI for examples of the application of the market value Adjustment.



Small Contract Surrenders


We may surrender your contract, in accordance with New York law if:

 o your contract value drops below certain state specified minimum amounts $1,000 for any reason, including if your contract value decreases due to the performance of the subaccounts you selected;
 o no purchase payments have been received for three (3) full, consecutive contract years; and

 o the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month (these requirements may differ in some states).


At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional purchase payments to bring your contract value above the minimum level to avoid surrender. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit riders.


Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);

 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect contractowners.

If, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the money market sub-account until the fund is liquidated. Payment of contract proceeds from the fixed account may be delayed for up to six months.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment and/or deny payment of a request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a contractowner's account to government regulators.


Reinvestment Privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal.


This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Servicing Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the Servicing Office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). Any taxable distribution that is reinvested may still be reported as taxable. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.



Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).



Distribution of the Contracts

Lincoln Financial Distributors ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln New York and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors and/or Lincoln Financial Securities Corporation (collectively "LFN"), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us ("Selling Firms"). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer "non-cash compensation", as defined under FINRA's rules, which includes among other things, merchandise, gifts and prizes, office space and equipment, seminars and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.


Compensation Paid to LFN. The maximum commission the Principal Underwriter pays to LFN is 2.00% of purchase payments, plus up to 0.25% quarterly based on contract value. LFN may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFN is 4.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves.


Lincoln New York also pays for the operating and other expenses of LFN, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its sales representatives a portion of the commissions received for their sales of contracts. LFN sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN sales representatives and/or their managers qualify for such benefits. LFN sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFN, is 2.50% of purchase payments, plus up to 0.30% quarterly based on contract value. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 4.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.


LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; (5) and inclusion in the financial products the Selling Firm offers.

Lincoln New York may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.

These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2011 is contained in the SAI.

Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. A marketing expense allowance is paid to American Funds Distributors (AFD) in consideration of the marketing assistance AFD provides to LFD. This allowance, which ranges from 0.10% to 0.16% is based on the amount of purchase payments initially allocated to the American Funds Insurance Series underlying the variable annuity. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.



Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln New York. This prospectus provides a general description of the material features of the contract. Questions about your contract should be directed to us at 1-888-868-2583.



Federal Tax Matters

Introduction

The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code ("Code"), Treasury Regulations and applicable IRS guidance to your individual situation.



Nonqualified Annuities


This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.

Tax Deferral On Earnings


Under the Code, you are generally not subject to tax on any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the Code must treat the contract as owned by an individual).

 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
 o Your right to choose particular investments for a contract must be limited.

 o The Annuity Commencement Date must not occur near the end of the annuitant's life expectancy.



Contracts Not Owned By An Individual


If a contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, bonus credits and persistency credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:

 o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
 o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the annuity payout period;
 o Contracts acquired by an estate of a decedent;
 o Certain qualified contracts;
 o Contracts purchased by employers upon the termination of certain qualified plans; and
 o Certain contracts used in connection with structured settlement agreements.


Investments In The VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."


Restrictions


The Code limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent in an attempt to prevent you from being considered as the owner of the assets of the VAA for purposes of the Code, you as the owner of the assets of the VAA.



Loss Of Interest Deduction

After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses.


Age At Which Annuity Payouts Begin


The Code does not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments, bonus credits, persistency credits and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the contract will not be treated as an annuity for purposes of the Code. In that event, you would be currently taxed on the excess of the contract value over the purchase payments of the contract.



Tax Treatment Of Payments


We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity under the Code and that any increase in your contract value will not be taxed until there is a distribution from your contract.



Taxation Of Withdrawals And Surrenders

You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your purchase payments. In certain circumstances, your purchase payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has a Living Benefit rider, and if the guaranteed amount under that rider immediately before a withdrawal exceeds your contract value, the Code may require that you include those additional amounts in your income. Please consult your tax adviser.



Taxation Of Annuity Payouts, Including Regular Income Payments


The Code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than Regular Income Payments, are taken from i4LIFE (Reg. TM) Advantage during the Access Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.



Taxation Of Death Benefits


We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the Annuity Commencement Date.

Death prior to the Annuity Commencement Date:

 o If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.
 o If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.


Death after the Annuity Commencement Date:

 o If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.

 o If death benefits are received in a lump sum, the Code imposes tax on the amount of death benefits which exceeds the amount of purchase payments not previously received.



Penalty Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts


The Code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or annuity payouts that:

 o you receive on or after you reach 591/2,

 o you receive because you became disabled (as defined in the Code),

 o you receive from an immediate annuity,
 o a beneficiary receives on or after your death, or
 o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).


Unearned Income Medicare Contribution


Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income," or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. The tax is effected for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.



Special Rules If You Own More Than One Annuity Contract


In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described previously.

Loans and Assignments


Except for certain qualified contracts, the Code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your contract value, as a withdrawal of such amount or portion.



Gifting A Contract

If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the extent it exceeds your purchase payments not previously received. The new owner's purchase payments in the contract would then be increased to reflect the amount included in income.


Charges for Additional Benefits

Your contract automatically includes a basic death benefit and may include other optional riders. Certain enhancements to the basic death benefit may also be available to you. The cost of the basic death benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the death benefit and other optional rider charges, if any, as a contract withdrawal.


Qualified Retirement Plans


We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.



Types of Qualified Contracts and Terms of Contracts


Qualified plans may include the following:

 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
 o Roth 403(b) plans


Beginning January 1, 2012, our individual variable annuity products will no longer be available for use in connection with qualified plan accounts described in the lists above, with the exception of Traditional IRA, SEP IRA and Roth IRA arrangements or Plans.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the Code's requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

Pursuant to new tax regulations, starting September 24, 2007, the contract is not available for purchase under a 403(b) plan and since July 31, 2008, we do not accept additional premiums or transfers to existing 403(b) contracts. Also, we now are generally required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer processing payments you request until all information required under the Code has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, your contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.



Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example:
 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.

 o Minimum annual distributions are required under most qualified plans once you reach a certain age, typically age 701/2, as described below.
 o Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.


Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.



Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.


The IRS regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced death benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.



Federal Penalty Taxes Payable on Distributions


The Code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The Code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:

 o received on or after the annuitant reaches 591/2,

 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the Code),

 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or
 o received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.


Unearned Income Medicare Contribution


Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income," or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.



Transfers and Direct Rollovers

As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.


Death Benefit and IRAs

Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain death benefit options may not be available for all of our products.


Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our Tax Status


Under the Code, we are not required to pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under the Code, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If there are any changes in the Code that require us to pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.



Changes in the Law


The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.




Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.


Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each contractowner provide their voting instructions to us. Even though contractowners may choose not to provide voting instruction, the shares of a fund to which such contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln New York may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Return Privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to Lincoln Life & Annuity Company of New York at PO Box 2348, Fort Wayne, IN 46801-2348. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the contract value as of the valuation date on which we receive the cancellation request, plus any premium taxes which had been deducted. No applicable market value adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the contract value during the free-look period.

IRA purchasers will receive the greater of purchase payments or contract value as of the valuation date on which we receive the cancellation request.


State Regulation


As a life insurance company organized and operated under New York law, we are subject to provisions governing life insurers and to regulation by the New York Superintendent of Insurance. Our books and accounts are subject to review and examination by the New York State Department of Financial Services at all times. A full examination of our operations is conducted by that Department at least every five years.



Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Servicing Office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.


Other Information

You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.


Legal Proceedings


In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period.

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Contents of the Statement of Additional Information (SAI) for Lincoln New York Account N for Variable Annuities


Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment
Calculations
Determination of Accumulation and Annuity Unit
Value
Capital Markets
Advertising & Ratings
Additional Services
Other Information
Financial Statements

For a free copy of the SAI complete the form below.











                Statement of Additional Information Request Card
                          Lincoln ChoicePlusSM Access
               Lincoln New York Account N for Variable Annuities










   .
Please send me a free copy of the current Statement of Additional Information for Lincoln New York Account N for Variable
                                   Annuities.


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City --------------------------------------------------- State ---------
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Mail to Lincoln Life & Annuity Company of New York, PO Box 2348, Fort Wayne, IN 46801-2348.

                      (This page intentionally left blank)

Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to accumulation unit values and accumulation units for funds in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.




                                    with EGMDB
             ---------------------------------------------------------
                     Accumulation unit value
             ----------------------------------------
                                                           Number of
                  Beginning              End of           accumulation
                  of period              period              units
             ------------------    ------------------    -------------
                 (Accumulation unit value in dollars and Number of
                         accumulation units in thousands)
AllianceBernstein VPS Global Thematic Growth
2002  .             4.871                 2.788                43
2003  .             2.788                 3.944                51
2004  .             3.944                 4.076                40
2005  .             4.076                 4.156                42
2006  .             4.156                 4.430                37
2007  .             4.430                 5.225                37
2008  .             5.225                 2.700                35
2009  .             2.700                 4.067                37
2010  .             4.067                 4.744                34
2011  .             4.744                 3.574                33
---------           -----                 -----                --
AllianceBernstein VPS Growth and Income
2002  .            10.318                 7.889                81
2003  .             7.889                10.258                70
2004  .            10.258                11.222                59
2005  .            11.222                11.546                57
2006  .            11.546                13.286                38
2007  .            13.286                13.703                36
2008  .            13.703                 7.993                26
2009  .             7.993                 9.462                23
2010  .             9.462                10.499                21
2011  .            10.499                10.954                17
---------          ------                ------                --
AllianceBernstein VPS International Value
2006  .              N/A                   N/A                N/A
2007  .            11.903                12.297                 7
2008  .            12.297                 5.651                 5
2009  .              N/A                   N/A                N/A
2010  .             7.468                 7.662                 2
2011  .             7.662                 6.071                 2
---------          ------                ------               ---
AllianceBernstein VPS Large Cap Growth
2002  .             6.281                 4.273                62
2003  .             4.273                 5.185                44
2004  .             5.185                 5.526                43
2005  .             5.526                 6.242                43
2006  .             6.242                 6.101                14
2007  .             6.101                 6.818                13
2008  .             6.818                 4.036                 6
2009  .             4.036                 5.443                 5
2010  .             5.443                 5.880                 4
2011  .             5.880                 5.594                 4
---------          ------                ------               ---
AllianceBernstein VPS Small/Mid Cap Value
2003  .              N/A                   N/A                N/A
2004  .              N/A                   N/A                N/A
2005  .              N/A                   N/A                N/A
2006  .              N/A                   N/A                N/A
2007  .              N/A                   N/A                N/A
2008  .              N/A                   N/A                N/A
2009  .            12.760                18.497                 1*
2010  .            18.497                23.033                 1*
2011  .            23.033                20.702                 1*
---------          ------                ------               ---

                            with EGMDB
             ----------------------------------------
             Accumulation unit value
             -----------------------
                                          Number of
              Beginning      End of      accumulation
              of period      period         units
             -----------    --------    -------------
             (Accumulation unit value in dollars and
                 Number of accumulation units in
                            thousands)
American Century Investments VP Inflation Protection Fund
2004  .         10.291       10.405            4
2005  .         10.405       10.394            5
2006  .         10.394       10.384            6
2007  .         10.384       11.186            5
2008  .         11.186       10.826            5
2009  .         10.826       11.740            5
2010  .         11.740       12.136            4
2011  .         12.136       13.340            4
---------       ------       ------            -
American Funds Global Growth Fund
2004  .          N/A           N/A           N/A
2005  .          N/A           N/A           N/A
2006  .          N/A           N/A           N/A
2007  .          N/A           N/A           N/A
2008  .         15.621       10.252            4
2009  .         10.252       14.350            6
2010  .         14.350       15.774            5
2011  .         15.774       14.137            4
---------       ------       ------          ---
American Funds Global Small Capitalization Fund
2002  .          7.062        5.623          195
2003  .          5.623        8.492            7
2004  .          8.492       10.097            7
2005  .         10.097       12.450            6
2006  .         12.450       15.192            3
2007  .         15.192       18.146            4
2008  .         18.146        8.296            5
2009  .          8.296       13.162            4
2010  .         13.162       15.848            4
2011  .         15.848       12.604            2
---------       ------       ------          ---
American Funds Growth Fund
2002  .          7.224        5.368           66
2003  .          5.368        7.224           84
2004  .          7.224        7.994           73
2005  .          7.994        9.136           63
2006  .          9.136        9.904           62
2007  .          9.904       10.945           52
2008  .         10.945        6.032           39
2009  .          6.032        8.272           27
2010  .          8.272        9.657           30
2011  .          9.657        9.092           25
---------       ------       ------          ---
American Funds Growth-Income Fund
2002  .         10.529        8.457           81
2003  .          8.457       11.016          112
2004  .         11.016       11.960          106
2005  .         11.960       12.450          103
2006  .         12.450       14.108           97
2007  .         14.108       14.577           93
2008  .         14.577        8.911           72
2009  .          8.911       11.504           63
2010  .         11.504       12.609           53
2011  .         12.609       12.175           51
---------       ------       ------          ---
American Funds International Fund
2002  .          6.169        5.168           63
2003  .          5.168        6.855           87
2004  .          6.855        8.045           67
2005  .          8.045        9.615           71
2006  .          9.615       11.253           42
2007  .         11.253       13.285           41
2008  .         13.285        7.563           25
2009  .          7.563       10.643           24
2010  .         10.643       11.226           19
2011  .         11.226        9.500           17
---------       ------       ------          ---

                                    with EGMDB
             ---------------------------------------------------------
                     Accumulation unit value
             ----------------------------------------
                                                           Number of
                  Beginning              End of           accumulation
                  of period              period              units
             ------------------    ------------------    -------------
                 (Accumulation unit value in dollars and Number of
                         accumulation units in thousands)
Blackrock Global Allocation VI
2009  .            11.215                11.569                 2
2010  .            11.569                12.491                 2
2011  .            12.491                11.839                 2
---------          ------                ------                 -
Delaware VIP (Reg. TM) Diversified Income Series
2004  .            10.231                10.872                 4
2005  .            10.872                10.631                 4
2006  .            10.631                11.248                 5
2007  .            11.248                11.884                 4
2008  .            11.884                11.117                 1*
2009  .            11.117                13.851                 1*
2010  .            13.851                14.696                10
2011  .            14.696                15.345                 1*
---------          ------                ------                --
Delaware VIP (Reg. TM) Emerging Markets Series(1)
2004  .              N/A                   N/A                N/A
2005  .              N/A                   N/A                N/A
2006  .              N/A                   N/A                N/A
2007  .              N/A                   N/A                N/A
2008  .            28.018                19.539                 1*
2009  .            19.539                34.148                 1*
2010  .              N/A                   N/A                N/A
2011  .              N/A                   N/A                N/A
---------          ------                ------               ---
Delaware VIP (Reg. TM) High Yield Series
2002  .             8.424                 8.422                40
2003  .             8.422                10.655                29
2004  .            10.655                11.950                23
2005  .            11.950                12.148                22
2006  .            12.148                13.406                19
2007  .            13.406                13.522                19
2008  .            13.522                10.052                13
2009  .            10.052                14.698                12
2010  .            14.698                16.613                11
2011  .            16.613                16.722                10
---------          ------                ------               ---
Delaware VIP (Reg. TM) Limited-Term Diversified Income
2005  .              N/A                   N/A                N/A
2006  .              N/A                   N/A                N/A
2007  .              N/A                   N/A                N/A
2008  .            10.331                10.202                 1*
2009  .            10.202                11.298                 5
2010  .            11.298                11.590                 9
2011  .            11.590                11.692                 1*
---------          ------                ------               ---
Delaware VIP (Reg. TM) REIT Series
2002  .            11.446                11.752                20
2003  .            11.752                15.458                17
2004  .            15.458                19.932                19
2005  .            19.932                20.951                17
2006  .            20.951                27.269                14
2007  .            27.269                23.020                15
2008  .            23.020                14.653                 4
2009  .            14.653                17.762                 1*
2010  .            17.762                22.121                 1*
2011  .            22.121                24.070                 1*
---------          ------                ------               ---

                                    with EGMDB
             ---------------------------------------------------------
                     Accumulation unit value
             ----------------------------------------
                                                           Number of
                  Beginning              End of           accumulation
                  of period              period              units
             ------------------    ------------------    -------------
                 (Accumulation unit value in dollars and Number of
                         accumulation units in thousands)
Delaware VIP (Reg. TM) Small Cap Value Series
2002  .            13.015                12.069                26
2003  .            12.069                16.818                19
2004  .            16.818                20.043                13
2005  .            20.043                21.519                12
2006  .            21.519                24.529                 5
2007  .            24.529                22.478                 5
2008  .            22.478                15.462                 4
2009  .            15.462                20.009                 3
2010  .            20.009                25.963                 3
2011  .            25.963                25.132                 3
---------          ------                ------                --
Delaware VIP (Reg. TM) Smid Cap Growth Series(8)
2002  .             6.422                 5.049                72
2003  .             5.049                 6.695                58
2004  .             6.695                 7.397                50
2005  .             7.397                 7.684                49
2006  .             7.684                 8.113                27
2007  .             8.113                 8.814                26
2008  .             8.814                 4.607                22
2009  .             4.607                 6.996                22
2010  .             8.316                 9.406                19
2011  .             9.406                 9.983                17
---------          ------                ------                --
Delaware VIP (Reg. TM) US Growth Series
2003  .              N/A                   N/A                N/A
2004  .              N/A                   N/A                N/A
2005  .              N/A                   N/A                N/A
2006  .              N/A                   N/A                N/A
2007  .              N/A                   N/A                N/A
2008  .              N/A                   N/A                N/A
2009  .              N/A                   N/A                N/A
2010  .              N/A                   N/A                N/A
2011  .              N/A                   N/A                N/A
---------          ------                ------               ---
Delaware VIP (Reg. TM) Value Series
2002  .            10.910                 8.713                12
2003  .             8.713                10.979                13
2004  .            10.979                12.375                 9
2005  .            12.375                12.877                 9
2006  .            12.877                15.681                 9
2007  .            15.681                14.962                 8
2008  .            14.962                 9.777                 6
2009  .             9.777                11.314                 5
2010  .            11.314                12.834                 2
2011  .            12.834                13.793                 2
---------          ------                ------               ---
DWS VIP Alternative Asset Allocation Plus
2009  .              N/A                   N/A                N/A
2010  .              N/A                   N/A                N/A
2011  .              N/A                   N/A                N/A
---------          ------                ------               ---
DWS VIP Equity 500 Index
2002  .             7.764                 5.932                25
2003  .             5.932                 7.478                35
2004  .             7.478                 8.135                35
2005  .             8.135                 8.376                36
2006  .             8.376                 9.518                35
2007  .             9.518                 9.858                35
2008  .             9.858                 6.094                19
2009  .             6.094                 7.572                19
2010  .             7.572                 8.544                12
2011  .             8.544                 8.558                 8
---------          ------                ------               ---

                                    with EGMDB
             ---------------------------------------------------------
                     Accumulation unit value
             ----------------------------------------
                                                           Number of
                  Beginning              End of           accumulation
                  of period              period              units
             ------------------    ------------------    -------------
                 (Accumulation unit value in dollars and Number of
                         accumulation units in thousands)
DWS VIP Small Cap Index
2003  .              N/A                   N/A                N/A
2004  .            13.592                15.744                 6
2005  .            15.744                16.146                 6
2006  .            16.146                18.660                 6
2007  .            18.660                18.006                 6
2008  .              N/A                   N/A                N/A
2009  .              N/A                   N/A                N/A
2010  .              N/A                   N/A                N/A
2011  .              N/A                   N/A                N/A
---------          ------                ------               ---
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
2003  .              N/A                   N/A                N/A
2004  .            12.253                13.880                 2
2005  .            13.880                15.925                 2
2006  .            15.925                17.455                 2
2007  .            17.455                20.141                 2
2008  .            20.141                11.353                 7
2009  .            11.353                15.128                 7
2010  .            15.128                17.400                 7
2011  .            17.400                16.638                 7
---------          ------                ------               ---
Fidelity (Reg. TM) VIP Equity-Income Portfolio
2002  .            10.124                 8.249                14
2003  .             8.249                10.551                15
2004  .            10.551                11.544                13
2005  .            11.544                11.988                11
2006  .            11.988                14.142                11
2007  .            14.142                14.087                11
2008  .            14.087                 7.924                10
2009  .             7.924                10.124                 9
2010  .            10.124                11.444                 9
2011  .            11.444                11.330                 9
---------          ------                ------               ---
Fidelity (Reg. TM) VIP Growth Portfolio
2002  .             6.739                 4.620                 7
2003  .             4.620                 6.023                 7
2004  .             6.023                 6.109                 7
2005  .             6.109                 6.340                 8
2006  .             6.340                 6.646                17
2007  .             6.646                 8.280                12
2008  .             8.280                 4.291                 3
2009  .             4.291                 5.402                 3
2010  .             5.402                 6.581                 3
2011  .             6.581                 6.471                 3
---------          ------                ------               ---
Fidelity (Reg. TM) VIP Mid Cap
2005  .              N/A                   N/A                N/A
2006  .              N/A                   N/A                N/A
2007  .              N/A                   N/A                N/A
2008  .            13.123                 8.617                 3
2009  .             8.617                11.845                 3
2010  .            11.845                14.981                 3
2011  .            14.981                13.136                 3
---------          ------                ------               ---
Fidelity (Reg. TM) VIP Overseas Portfolio
2002  .             6.661                 5.211               202
2003  .             5.211                 7.331                 7
2004  .             7.331                 8.171                 6
2005  .             8.171                 9.547                 6
2006  .             9.547                11.060                 3
2007  .            11.060                12.734                 3
2008  .            12.734                 7.019                 3
2009  .             7.019                 8.715                 1*
2010  .             8.715                 9.672                 1*
2011  .             9.672                 7.864                 1*
---------          ------                ------               ---

                                    with EGMDB
             ---------------------------------------------------------
                     Accumulation unit value
             ----------------------------------------
                                                           Number of
                  Beginning              End of           accumulation
                  of period              period              units
             ------------------    ------------------    -------------
                 (Accumulation unit value in dollars and Number of
                         accumulation units in thousands)
FTVIPT Franklin Income Securities
2006  .              N/A                   N/A                N/A
2007  .            11.497                11.453                 1*
2008  .            11.453                 7.925                 4
2009  .             7.925                10.570                 4
2010  .            10.570                11.714                 4
2011  .            11.714                11.797                 4
---------          ------                ------               ---
FTVIPT Franklin Small-Mid Cap Growth Securities Fund
2002  .             6.703                 4.702                 3
2003  .             4.702                 6.348                 3
2004  .             6.348                 6.960                 4
2005  .             6.960                 7.174                 4
2006  .             7.174                 7.670                 6
2007  .             7.670                 8.393                 6
2008  .             8.393                 4.747                 5
2009  .             4.747                 6.704                 4
2010  .             6.704                 8.416                 6
2011  .             8.416                 7.878                 5
---------          ------                ------               ---
FTVIPT Mutual Shares Securities
2006  .             9.911                11.267                 7
2007  .            11.267                11.468                12
2008  .            11.468                 7.094                 8
2009  .             7.094                 8.796                 4
2010  .             8.796                 9.620                 4
2011  .             9.620                 9.364                 4
---------          ------                ------               ---
FTVIPT Templeton Global Bond Securities
2005  .              N/A                   N/A                N/A
2006  .              N/A                   N/A                N/A
2007  .            11.131                11.958                 1*
2008  .            11.958                12.493                 3
2009  .            12.493                14.584                 9
2010  .            14.584                16.418                 8
2011  .            16.418                16.009                 4
---------          ------                ------               ---
FTVIPT Templeton Growth Securities Fund
2002  .             9.906                 7.942                 1*
2003  .             7.942                10.323                 1*
2004  .            10.323                11.782                 2
2005  .            11.782                12.616                 2
2006  .            12.616                15.116                 2
2007  .            15.116                15.217                 6
2008  .            15.217                 8.633                 5
2009  .             8.633                11.133                 2
2010  .            11.133                11.761                 2
2011  .            11.761                10.761                 2
---------          ------                ------               ---
Invesco V.I. Core Equity
2006  .             6.994                 7.550                37
2007  .             7.550                 8.029                28
2008  .             8.029                 5.517                23
2009  .             5.517                 6.963                22
2010  .             6.963                 7.503                16
2011  .             7.503                 7.376                16
---------          ------                ------               ---
Invesco V.I. International Growth Fund
2002  .             6.049                 5.017               231
2003  .              N/A                   N/A                N/A
2004  .             6.698                 7.769                 1*
2005  .              N/A                   N/A                N/A
2006  .             9.581                11.368                 2
2007  .            11.368                12.828                 2
2008  .            12.828                 7.523                 2
2009  .              N/A                   N/A                N/A
2010  .              N/A                   N/A                N/A
2011  .              N/A                   N/A                N/A
---------          ------                ------               ---

                                    with EGMDB
             ---------------------------------------------------------
                     Accumulation unit value
             ----------------------------------------
                                                           Number of
                  Beginning              End of           accumulation
                  of period              period              units
             ------------------    ------------------    -------------
                 (Accumulation unit value in dollars and Number of
                         accumulation units in thousands)
Invesco Van Kampen V.I. Capital Growth Fund
2006  .             5.037                 4.967                20
2007  .             4.967                 5.473                21
2008  .             5.473                 3.096                21
2009  .             3.096                 3.687                21
2010  .             3.687                 4.188                16
2011  .             4.188                 3.794                 7
---------           -----                 -----                --
Janus Aspen Balanced Portfolio
2003  .              N/A                   N/A                N/A
2004  .              N/A                   N/A                N/A
2005  .              N/A                   N/A                N/A
2006  .              N/A                   N/A                N/A
2007  .              N/A                   N/A                N/A
2008  .              N/A                   N/A                N/A
2009  .              N/A                   N/A                N/A
2010  .              N/A                   N/A                N/A
2011  .              N/A                   N/A                N/A
---------           -----                 -----               ---
Janus Aspen Enterprise Portfolio
2003  .              N/A                   N/A                N/A
2004  .              N/A                   N/A                N/A
2005  .              N/A                   N/A                N/A
2006  .              N/A                   N/A                N/A
2007  .              N/A                   N/A                N/A
2008  .              N/A                   N/A                N/A
2009  .              N/A                   N/A                N/A
2010  .              N/A                   N/A                N/A
2011  .              N/A                   N/A                N/A
---------           -----                 -----               ---
Janus Aspen Worldwide
2003  .              N/A                   N/A                N/A
2004  .              N/A                   N/A                N/A
2005  .              N/A                   N/A                N/A
2006  .              N/A                   N/A                N/A
2007  .              N/A                   N/A                N/A
2008  .              N/A                   N/A                N/A
2009  .              N/A                   N/A                N/A
2010  .              N/A                   N/A                N/A
2011  .              N/A                   N/A                N/A
---------           -----                 -----               ---
LVIP Baron Growth Opportunities(6)
2006  .              N/A                   N/A                N/A
2007  .              N/A                   N/A                N/A
2008  .             9.942                 6.464                 2
2009  .             6.464                 8.795                 2
2010  .             8.795                10.934                 2
2011  .            10.934                11.187                 2
---------          ------                ------               ---
LVIP BlackRock Inflation Protected Bond
2010  .              N/A                   N/A                N/A
2011  .              N/A                   N/A                N/A
---------          ------                ------               ---
LVIP Capital Growth
2007  .              N/A                   N/A                N/A
2008  .              N/A                   N/A                N/A
2009  .              N/A                   N/A                N/A
2010  .              N/A                   N/A                N/A
2011  .              N/A                   N/A                N/A
---------          ------                ------               ---
LVIP Cohen & Steers Global Real Estate
2007  .              N/A                   N/A                N/A
2008  .             7.750                 4.674                 4
2009  .             4.674                 6.321                 7
2010  .             6.321                 7.316                 7
2011  .             7.316                 6.556                 3
---------          ------                ------               ---

                                    with EGMDB
             ---------------------------------------------------------
                     Accumulation unit value
             ----------------------------------------
                                                           Number of
                  Beginning              End of           accumulation
                  of period              period              units
             ------------------    ------------------    -------------
                 (Accumulation unit value in dollars and Number of
                         accumulation units in thousands)
LVIP Columbia Value Opportunities
2007  .              N/A                   N/A                N/A
2008  .              N/A                   N/A                N/A
2009  .              N/A                   N/A                N/A
2010  .              N/A                   N/A                N/A
2011  .              N/A                   N/A                N/A
---------
LVIP Delaware Bond
2002  .            11.389                12.341               142
2003  .            12.341                13.023                76
2004  .            13.023                13.489                59
2005  .            13.489                13.618                57
2006  .            13.618                14.027                55
2007  .            14.027                14.549                50
2008  .            14.549                13.892                69
2009  .            13.892                16.247                50
2010  .            16.247                17.338                44
2011  .            17.338                18.357                33
---------          ------                ------               ---
LVIP Delaware Diversified Floating Rate
2010  .              N/A                   N/A                N/A
2011  .              N/A                   N/A                N/A
---------          ------                ------               ---
LVIP Delaware Foundation Aggressive Allocation(7)
2003  .              N/A                   N/A                N/A
2004  .              N/A                   N/A                N/A
2005  .              N/A                   N/A                N/A
2006  .              N/A                   N/A                N/A
2007  .              N/A                   N/A                N/A
2008  .              N/A                   N/A                N/A
2009  .              N/A                   N/A                N/A
2010  .              N/A                   N/A                N/A
2011  .              N/A                   N/A                N/A
---------          ------                ------               ---
LVIP Delaware Growth and Income
2005  .              N/A                   N/A                N/A
2006  .              N/A                   N/A                N/A
2007  .              N/A                   N/A                N/A
2008  .              N/A                   N/A                N/A
2009  .              N/A                   N/A                N/A
2010  .              N/A                   N/A                N/A
2011  .              N/A                   N/A                N/A
---------          ------                ------               ---
LVIP Delaware Social Awareness(2)
2002  .             7.800                 5.908                13
2003  .             9.986                12.014                 8
2004  .            12.014                13.319                 8
2005  .            13.319                14.677                 9
2006  .            14.677                16.214                 8
2007  .            16.214                16.421                 5
2008  .            16.421                10.594                 4
2009  .            10.594                13.547                 4
2010  .            13.547                14.867                 3
2011  .            14.867                14.717                 2
---------          ------                ------               ---
LVIP Delaware Special Opportunities
2007  .              N/A                   N/A                N/A
2008  .              N/A                   N/A                N/A
2009  .              N/A                   N/A                N/A
2010  .              N/A                   N/A                N/A
2011  .              N/A                   N/A                N/A
---------          ------                ------               ---
LVIP Dimensional Non-US Equity
2011  .              N/A                   N/A                N/A
---------          ------                ------               ---
LVIP Dimensional US Equity
2011  .              N/A                   N/A                N/A
---------          ------                ------               ---
LVIP Dimensional/Vanguard Total Bond
2011  .              N/A                   N/A                N/A
---------          ------                ------               ---

                                    with EGMDB
             ---------------------------------------------------------
                     Accumulation unit value
             ----------------------------------------
                                                           Number of
                  Beginning              End of           accumulation
                  of period              period              units
             ------------------    ------------------    -------------
                 (Accumulation unit value in dollars and Number of
                         accumulation units in thousands)
LVIP Global Income
2009  .            10.713                10.669                 2
2010  .            10.669                11.483                 2
2011  .            11.483                11.389                 2
---------          ------                ------                 -
LVIP Growth Fund(4)
2005  .              N/A                   N/A                N/A
2006  .              N/A                   N/A                N/A
---------          ------                ------               ---
LVIP Growth Opportunities(5)
2005  .              N/A                   N/A                N/A
2006  .              N/A                   N/A                N/A
---------          ------                ------               ---
LVIP Janus Capital Appreciation
2003  .              N/A                   N/A                N/A
2004  .              N/A                   N/A                N/A
2005  .            12.206                12.871                 1*
2006  .            12.871                13.851                 1*
2007  .            13.851                16.365                 1*
2008  .            16.365                 9.502                 1*
2009  .             9.502                12.915                 1*
2010  .            12.915                14.110                 1*
2011  .            14.110                13.057                 1*
---------          ------                ------               ---
LVIP JPMorgan High Yield
2010  .              N/A                   N/A                N/A
2011  .              N/A                   N/A                N/A
---------          ------                ------               ---
LVIP MFS International Growth
2007  .              N/A                   N/A                N/A
2008  .              N/A                   N/A                N/A
2009  .              N/A                   N/A                N/A
2010  .              N/A                   N/A                N/A
2011  .              N/A                   N/A                N/A
---------          ------                ------               ---
LVIP MFS Value
2007  .              N/A                   N/A                N/A
2008  .              N/A                   N/A                N/A
2009  .              N/A                   N/A                N/A
2010  .              N/A                   N/A                N/A
2011  .              N/A                   N/A                N/A
---------          ------                ------               ---
LVIP Mid-Cap Value
2007  .              N/A                   N/A                N/A
2008  .              N/A                   N/A                N/A
2009  .              N/A                   N/A                N/A
2010  .              N/A                   N/A                N/A
2011  .              N/A                   N/A                N/A
---------          ------                ------               ---
LVIP Mondrian International Value
2003  .              N/A                   N/A                N/A
2004  .            13.462                16.014                 1*
2005  .            16.014                17.728                 2
2006  .            17.728                22.670                 2
2007  .            22.670                24.861                 1*
2008  .            24.861                15.490                 1*
2009  .            15.490                18.472                 1*
2010  .            18.472                18.618                 1*
2011  .            18.618                17.541                 1*
---------          ------                ------               ---

                                    with EGMDB
             ---------------------------------------------------------
                     Accumulation unit value
             ----------------------------------------
                                                           Number of
                  Beginning              End of           accumulation
                  of period              period              units
             ------------------    ------------------    -------------
                 (Accumulation unit value in dollars and Number of
                         accumulation units in thousands)
LVIP Money Market Fund
2002  .            10.451                10.424                49
2003  .            10.424                10.324                10
2004  .            10.324                10.244                 6
2005  .            10.244                10.357                 2
2006  .            10.357                10.665                 2
2007  .            10.665                11.011                 2
2008  .            11.011                11.085                 1*
2009  .            11.085                10.936                 1*
2010  .            10.936                10.762                 1*
2011  .            10.762                10.589                 1*
---------          ------                ------                --
LVIP Protected Profile 2010
2007  .              N/A                   N/A                N/A
2008  .              N/A                   N/A                N/A
2009  .              N/A                   N/A                N/A
2010  .              N/A                   N/A                N/A
2011  .              N/A                   N/A                N/A
---------          ------                ------               ---
LVIP Protected Profile 2020
2007  .              N/A                   N/A                N/A
2008  .              N/A                   N/A                N/A
2009  .              N/A                   N/A                N/A
2010  .              N/A                   N/A                N/A
2011  .              N/A                   N/A                N/A
---------          ------                ------               ---
LVIP Protected Profile 2030
2007  .              N/A                   N/A                N/A
2008  .              N/A                   N/A                N/A
2009  .              N/A                   N/A                N/A
2010  .              N/A                   N/A                N/A
2011  .              N/A                   N/A                N/A
---------          ------                ------               ---
LVIP Protected Profile 2040
2007  .              N/A                   N/A                N/A
2008  .              N/A                   N/A                N/A
2009  .              N/A                   N/A                N/A
2010  .              N/A                   N/A                N/A
2011  .              N/A                   N/A                N/A
---------          ------                ------               ---
LVIP Protected Profile Conservative
2005  .              N/A                   N/A                N/A
2006  .              N/A                   N/A                N/A
2007  .              N/A                   N/A                N/A
2008  .              N/A                   N/A                N/A
2009  .              N/A                   N/A                N/A
2010  .              N/A                   N/A                N/A
2011  .              N/A                   N/A                N/A
---------          ------                ------               ---
LVIP Protected Profile Growth
2005  .            10.288                10.646                 6
2006  .            10.646                11.923                 6
2007  .            11.923                12.847                 4
2008  .            12.847                 8.393                 4
2009  .             8.393                10.625                 4
2010  .            10.625                11.751                 2
2011  .              N/A                   N/A                N/A
---------          ------                ------               ---
LVIP Protected Profile Moderate
2005  .              N/A                   N/A                N/A
2006  .              N/A                   N/A                N/A
2007  .              N/A                   N/A                N/A
2008  .              N/A                   N/A                N/A
2009  .              N/A                   N/A                N/A
2010  .              N/A                   N/A                N/A
2011  .              N/A                   N/A                N/A
---------          ------                ------               ---

                            with EGMDB
             ----------------------------------------
             Accumulation unit value
             -----------------------
                                          Number of
              Beginning      End of      accumulation
              of period      period         units
             -----------    --------    -------------
             (Accumulation unit value in dollars and
                 Number of accumulation units in
                            thousands)
LVIP SSgA Bond Index
2008  .      N/A              N/A            N/A
2009  .      10.276         10.724             4
2010  .      10.724         11.150             9
2011  .      11.150         11.750             8
---------    ------         ------           ---
LVIP SSgA Conservative Index Allocation
2010  .      N/A              N/A            N/A
2011  .      N/A              N/A            N/A
---------    ------         ------           ---
LVIP SSgA Conservative Structured Allocation
2010  .      N/A              N/A            N/A
2011  .      N/A              N/A            N/A
---------    ------         ------           ---
LVIP SSgA Developed International 150
2008  .      N/A              N/A            N/A
2009  .      N/A              N/A            N/A
2010  .      N/A              N/A            N/A
2011  .      N/A              N/A            N/A
---------    ------         ------           ---
LVIP SSgA Emerging Markets 100
2008  .      N/A              N/A            N/A
2009  .      10.703         11.276             2
2010  .      N/A              N/A            N/A
2011  .      N/A              N/A            N/A
---------    ------         ------           ---
LVIP SSgA Global Tactical Allocation(9)
2005  .      N/A              N/A            N/A
2006  .      N/A              N/A            N/A
2007  .      N/A              N/A            N/A
2008  .      N/A              N/A            N/A
2009  .      N/A              N/A            N/A
2010  .      N/A              N/A            N/A
2011  .      N/A              N/A            N/A
---------    ------         ------           ---
LVIP SSgA International Index
2008  .      N/A              N/A            N/A
2009  .      N/A              N/A            N/A
2010  .      N/A              N/A            N/A
2011  .      N/A              N/A            N/A
---------    ------         ------           ---
LVIP SSgA Large Cap 100
2008  .      N/A              N/A            N/A
2009  .      N/A              N/A            N/A
2010  .      N/A              N/A            N/A
2011  .      N/A              N/A            N/A
---------    ------         ------           ---
LVIP SSgA Moderate Index Allocation
2010  .      N/A              N/A            N/A
2011  .      N/A              N/A            N/A
---------    ------         ------           ---
LVIP SSgA Moderate Structured Allocation
2010  .      N/A              N/A            N/A
2011  .      N/A              N/A            N/A
---------    ------         ------           ---
LVIP SSgA Moderately Aggressive Index Allocation
2010  .      N/A              N/A            N/A
2011  .      N/A              N/A            N/A
---------    ------         ------           ---
LVIP SSgA Moderately Aggressive Structured Allocation
2010  .      N/A              N/A            N/A
2011  .      N/A              N/A            N/A
---------    ------         ------           ---
LVIP SSgA S&P 500 Index(3)
2005  .      N/A              N/A            N/A
2006  .      N/A              N/A            N/A
2007  .      N/A              N/A            N/A
2008  .      N/A              N/A            N/A
2009  .      N/A              N/A            N/A
2010  .      N/A              N/A            N/A
2011  .      N/A              N/A            N/A
---------    ------         ------           ---

                            with EGMDB
             ----------------------------------------
             Accumulation unit value
             -----------------------
                                          Number of
              Beginning      End of      accumulation
              of period      period         units
             -----------    --------    -------------
             (Accumulation unit value in dollars and
                 Number of accumulation units in
                            thousands)
LVIP SSgA Small Cap Index
2007  .      N/A              N/A            N/A
2008  .      8.173           5.924             1*
2009  .      5.924           7.325             4
2010  .      N/A              N/A            N/A
2011  .      N/A              N/A            N/A
---------    -----           -----           ---
LVIP SSgA Small/Mid Cap 200
2008  .      N/A              N/A            N/A
2009  .      N/A              N/A            N/A
2010  .      N/A              N/A            N/A
2011  .      N/A              N/A            N/A
---------    -----           -----           ---
LVIP T. Rowe Price Growth Stock
2007  .      N/A              N/A            N/A
2008  .      N/A              N/A            N/A
2009  .      N/A              N/A            N/A
2010  .      N/A              N/A            N/A
2011  .      N/A              N/A            N/A
---------    -----           -----           ---
LVIP T. Rowe Price Structured Mid-Cap Growth
2003  .      N/A              N/A            N/A
2004  .      N/A              N/A            N/A
2005  .      N/A              N/A            N/A
2006  .      N/A              N/A            N/A
2007  .      N/A              N/A            N/A
2008  .      N/A              N/A            N/A
2009  .      N/A              N/A            N/A
2010  .      N/A              N/A            N/A
2011  .      N/A              N/A            N/A
---------    -----           -----           ---
LVIP Templeton Growth
2007  .      N/A              N/A            N/A
2008  .      N/A              N/A            N/A
2009  .      N/A              N/A            N/A
2010  .      N/A              N/A            N/A
2011  .      N/A              N/A            N/A
---------    -----           -----           ---
LVIP Turner Mid-Cap Growth
2007  .      N/A              N/A            N/A
2008  .      N/A              N/A            N/A
2009  .      N/A              N/A            N/A
2010  .      N/A              N/A            N/A
2011  .      N/A              N/A            N/A
---------    -----           -----           ---
LVIP Vanguard Domestic Equity ETF
2011  .      N/A              N/A            N/A
---------    -----           -----           ---
LVIP Vanguard International Equity ETF
2011  .      N/A              N/A            N/A
---------    -----           -----           ---
MFS VIT Core Equity
2003  .      N/A              N/A            N/A
2004  .      N/A              N/A            N/A
2005  .      N/A              N/A            N/A
2006  .      N/A              N/A            N/A
2007  .      N/A              N/A            N/A
2008  .      N/A              N/A            N/A
2009  .      N/A              N/A            N/A
2010  .      N/A              N/A            N/A
2011  .      N/A              N/A            N/A
---------    -----           -----           ---

                                    with EGMDB
             ---------------------------------------------------------
                     Accumulation unit value
             ----------------------------------------
                                                           Number of
                  Beginning              End of           accumulation
                  of period              period              units
             ------------------    ------------------    -------------
                 (Accumulation unit value in dollars and Number of
                         accumulation units in thousands)
MFS VIT Growth Series
2002  .             5.317                 3.459                 8
2003  .             3.459                 4.421                 6
2004  .             4.421                 4.902                 5
2005  .             4.902                 5.252                 4
2006  .             5.252                 5.562                 3
2007  .             5.562                 6.612                 2
2008  .              N/A                   N/A                N/A
2009  .              N/A                   N/A                N/A
2010  .              N/A                   N/A                N/A
2011  .              N/A                   N/A                N/A
---------           -----                 -----               ---
MFS VIT Total Return Series
2002  .            10.952                10.196                56
2003  .            10.196                11.635                54
2004  .            11.635                12.706                50
2005  .            12.706                12.823                47
2006  .            12.823                14.079                50
2007  .            14.079                14.394                42
2008  .            14.394                10.998                36
2009  .            10.998                12.736                30
2010  .            12.736                13.734                27
2011  .            13.734                13.723                24
---------          ------                ------               ---
MFS VIT Utilities Series
2002  .             7.353                 5.576                21
2003  .             5.576                 7.436                18
2004  .             7.436                 9.497                17
2005  .             9.497                10.890                16
2006  .            10.890                14.029                15
2007  .            14.029                17.602                13
2008  .            17.602                10.767                17
2009  .            10.767                14.072                16
2010  .            14.072                15.712                13
2011  .            15.712                16.461                 7
---------          ------                ------               ---
Neuberger Berman AMT Mid-Cap Growth Portfolio
2003  .             8.316                10.475                 3
2004  .            10.475                11.984                 2
2005  .            11.984                13.408                 1*
2006  .            13.408                15.127                 1*
2007  .            15.127                18.231                 1*
2008  .              N/A                   N/A                N/A
2009  .              N/A                   N/A                N/A
2010  .              N/A                   N/A                N/A
2011  .              N/A                   N/A                N/A
---------          ------                ------               ---
Neuberger Berman AMT Regency Portfolio
2003  .             9.413                13.095                 1*
2004  .            13.095                15.761                 1*
2005  .            15.761                17.364                 1*
2006  .            17.364                18.987                 1*
2007  .            18.987                19.292                 1*
2008  .            19.292                10.281                 1*
2009  .            10.281                14.822                 1*
2010  .            14.822                18.397                 1*
2011  .            18.397                16.920                 1*
---------          ------                ------               ---
PIMCO VIT Commodity Real Return
2009  .            11.537                12.499                 2
2010  .            12.499                15.276                 2
2011  .              N/A                   N/A                N/A
---------          ------                ------               ---

                                 with EGMDB
             --------------------------------------------------
                  Accumulation unit value
             ---------------------------------
                                                    Number of
              Beginning           End of           accumulation
              of period           period              units
             -----------    ------------------    -------------
             (Accumulation unit value in dollars and Number of
                      accumulation units in thousands)
Putnam VT Global Health Care Fund
2003  .      N/A                    N/A                N/A
2004  .      N/A                    N/A                N/A
2005  .      N/A                    N/A                N/A
2006  .      N/A                    N/A                N/A
2007  .      N/A                    N/A                N/A
2008  .      N/A                    N/A                N/A
2009  .      N/A                    N/A                N/A
2010  .      N/A                    N/A                N/A
2011  .      N/A                    N/A                N/A
---------    ------                                    --------
Putnam VT Growth and Income Fund
2003  .      N/A                    N/A                N/A
2004  .      N/A                    N/A                N/A
2005  .      N/A                    N/A                N/A
2006  .      N/A                    N/A                N/A
2007  .      14.259               12.917                 2
2008  .      12.917                7.788                 1*
2009  .      N/A                    N/A                N/A
2010  .      N/A                    N/A                N/A
2011  .      N/A                    N/A                N/A
---------    ------               ------               ---


* All numbers less than 500 were rounded up to one.

(1) Effective following the close of business on May 19, 2003, shares of the American Funds International Fund were substituted for shares of the Delaware VIP Emerging Markets Series. The values in the table for periods prior to the substitution reflect investments in the Delaware VIP Emerging Markets Series. In 2004, the Delaware VIP Emerging Markets Series subaccount was added to the product.

(2) Effective following the close of business on May 19, 2003, shares of the Lincoln VIP Social Awareness Fund were substituted for shares of the Delaware VIP Social Awareness Series. The values in the table for periods prior to the substitution reflect investment in the Delaware VIP Social Awareness Series.

(3) Effective April 30, 2007, the Lincoln Core Fund was reorganized into the LVIP SSgA S&P 500 Index Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Lincoln Core Fund.

(4) Effective April 30, 2007, the Lincoln Growth Fund, was reorganized into the LVIP Janus Capital Appreciation Fund, a series of Lincoln Variable Insurance Products Trust.

(5) Effective June 11, 2007, the Lincoln Growth Opportunities Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.

(6) Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

(7) Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation Aggressive Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.

(8) Effective October 9, 2010, the Delaware VIP (Reg. TM) Trend Series was reorganized into the Delaware VIP (Reg. TM) Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP (Reg. TM) Trend Series.

(9) Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSgA Global Tactical Allocation Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.

Appendix B - Overview of Living Benefit Riders

Overview of Living Benefit Riders
We offer a number of optional Living Benefit riders that, for an additional fee, offer certain guarantees, if certain conditions are met. These Living Benefit riders are described briefly below. Please see the more detailed description in the prospectus discussion for each rider, as well as the Charges and Other Deductions section of the prospectus, for important information on the costs, restrictions, and availability of each rider. Please consult your registered representative as to whether any Living Benefit rider is appropriate for you based on factors such as your investment objectives, risk tolerance, liquidity needs, and time horizon. Prior versions of these riders may have different features. Please consult your registered representative for the availability of any particular rider.





                Lincoln SmartSecurity (Reg. TM) Advan-
                                 tage                           Lincoln Lifetime IncomeSM
                      (prior versions may vary)                      Advantage 2.0
1. Overview   Designed to guarantee that if you         Designed to guarantee that if you
              make your first withdrawal on or          make your first withdrawal on or
              after the date you reach age 65,          after the date you reach age 55 you
              you are guaranteed income for             are guaranteed income for your life
              your life (and your spouse's, under       (and your spouse's, under joint life
              joint life version), even after the       version). Also includes age-based
              entire amount of purchase                 increases to the withdrawal
              payments has been returned to you         amount.
              through periodic withdrawals. If
              lifetime withdrawals are not in
              effect, you may make periodic
              withdrawals of the Guaranteed
              Amount.



                                                      4LATER (Reg. TM) Advantage Protected
                                                                     Funds
                                                           4LATER (Reg. TM) Advantage
                    i4LIFE (Reg. TM) Advantage
1. Overview   Designed to provide an income       Designed to guarantee today a
              program that combines variable      future minimum payout floor for
              Regular Income Payments and a       i4LIFE (Reg. TM) Advantage Regular Income
              death benefit with the ability to   Payments, regardless of
              make withdrawals during an          investment performance, by
              Access Period.                      providing an Income Base during
                                                  the accumulation period that can
                                                  be used to establish in the future a
                                                  Guaranteed Income Benefit with
                                                  i4LIFE (Reg. TM) Advantage.



               i4LIFE (Reg. TM) Advantage Guaranteed
              Income Benefit (Version 4) (prior
              versions may vary)
              4LATER (Reg. TM) Advantage Guaranteed
              Income Benefit
1. Overview   Designed to use the Account
              Value1 established under i4LIFE (Reg. TM)
              Advantage (if i4LIFE (Reg. TM) Advantage
              Guaranteed Income Benefit is
              elected) or the greater of the
              Income Base2 or Account Value
              under Lincoln Lifetime IncomeSM
              Advantage 2.0 or 4LATER (Reg. TM)
              Advantage Protected Funds to
              provide a minimum payout floor
              for i4LIFE (Reg. TM) Advantage Regular
              Income Payments, regardless of
              investment performance.

              1 Can instead use the remaining
              Guaranteed Amount under Lincoln
              SmartSecurity (Reg. TM) Advantage or
              Lincoln Lifetime IncomeSM
              Advantage

              2 Can instead use the Income Base
              established under 4LATER (Reg. TM)
              Advantage

                              Lincoln SmartSecurity (Reg. TM) Advan-
                                               tage                          Lincoln Lifetime IncomeSM
                                    (prior versions may vary)                     Advantage 2.0
2. Current Fee              0.65% (single life) or 0.80% (joint       Single life option 1.05% of Income
                            life) of Guaranteed Amount                Base

                                                                      Joint life option 1.25% of Income
                                                                      Base
3. Guaranteed Maximum Fee   1.50% of Guaranteed Amount                2.00% of Income Base



                                                                     4LATER (Reg. TM) Advantage Protected
                                                                                    Funds
                                                                          4LATER (Reg. TM) Advantage
                                  i4LIFE (Reg. TM) Advantage
2. Current Fee              Varies based on product and death    0.65% of Income Base
                            benefit option (assessed as a % of
                            Account Value, and only during       1.05% (single life) or 1.25% (joint
                            annuity payout phase)                life) of Income Base for 4LATER (Reg. TM)
                                                                 Advantage Protected Funds.
3. Guaranteed Maximum Fee   Same as current fee                  1.50% of Income Base

                                                                 2.00% of Income Base for
                                                                 4LATER (Reg. TM) Advantage Protected
                                                                 Funds



                             i4LIFE (Reg. TM) Advantage Guaranteed
                            Income Benefit (Version 4) (prior
                            versions may vary)
                            4LATER (Reg. TM) Advantage Guaranteed
                            Income Benefit
2. Current Fee              0.65% added to the i4LIFE (Reg. TM)
                            Advantage charge (0.85% if joint
                            life option is chosen) Assessed as
                            a % of Account Value, and only
                            during annuity payout phase
                            (0.50% added to the i4LIFE (Reg. TM)
                            Advantage charge for i4LIFE (Reg. TM)
                            Advantage Guaranteed Income
                            Benefit Versions 3, 2 and 1)
                            (0.65% for 4LATER (Reg. TM) Advantage
                            Guaranteed Income Benefit)

                            For purchasers of Lincoln Lifetime
                            IncomeSM Advantage 2.0 or
                            4LATER (Reg. TM) Advantage Protected
                            Funds, 1.05% (single life option)
                            or 1.25 (joint life option) which is
                            the total charge for i4LIFE (Reg. TM)
                            Advantage and Guaranteed Income
                            Benefit initially (assessed as a % of
                            the Income Base or Account Value,
                            if greater). This charge is in
                            addition to the daily mortality and
                            expense risk and administrative
                            charge for your death benefit
                            option on your base contract.
3. Guaranteed Maximum Fee   1) 2.00% added to the i4LIFE (Reg. TM)
                            Advantage charge, assessed as a
                            % of Account Value, and only
                            during annuity payout phase
                            (1.50% for versions 3, 2 and 1 and
                            4LATER (Reg. TM) Advantage)

                            2) 2.00% charge for i4LIFE (Reg. TM)
                            Advantage Guaranteed Income
                            Benefit for purchasers of Lincoln
                            Lifetime IncomeSM Advantage 2.0
                            and 4LATER (Reg. TM) Advantage Protected
                            Funds initially assessed as a % of
                            the Income Base or Account Value,
                            if greater. This charge is in addition
                            to the daily mortality and expense
                            risk and administrative charge for
                            your death benefit option on your
                            base contract.

                                   Lincoln SmartSecurity (Reg. TM) Advan-
                                                    tage
                                         (prior versions may vary)
4. Withdrawals Permitted         Yes - 5% annually

                                 Excess Withdrawals may
                                 significantly reduce guaranteed
                                 payments.
5. Payments for Life             Yes (if conditions are met)
6. Potential Increases to        Additional Purchase Payments
Guaranteed Amount, Income
Base, or Guaranteed Income       Automatic Annual Step-Ups
Benefit (as applicable)          (if conditions are met)
7. Investment Requirements       Option 3 (different Investment
                                 Requirements may apply
                                 depending upon date of purchase.
                                 See Investment Requirements
                                 section of prospectus for more
                                 details)
8. Ability to Make Additional    Yes. After the first rider
Purchase Payments if             anniversary, cumulative payments
Contract Value is greater than   are limited to $100,000 without
zero                             prior Home Office approval



                                        Lincoln Lifetime IncomeSM
                                             Advantage 2.0                    i4LIFE (Reg. TM) Advantage
4. Withdrawals Permitted         Yes - withdrawal rate varies based   Yes, during Access Period
                                 on age at purchase and if Lincoln
                                 Lifetime IncomeSM Advantage 2.0
                                 Protected Funds is chosen.

                                 Excess Withdrawals may
                                 significantly reduce guaranteed
                                 payments.
5. Payments for Life             Yes (if conditions are met)          Yes (if conditions are met)
6. Potential Increases to        Additional Purchase Payments         N/A
Guaranteed Amount, Income
Base, or Guaranteed Income       5% Enhancements
Benefit (as applicable)
                                 Automatic Annual Step-Ups
                                 (if conditions are met)
7. Investment Requirements       Option 3 (different Investment       None
                                 Requirements may apply
                                 depending upon date of purchase.
                                 See Investment Requirements
                                 section of prospectus for more
                                 details)

                                 Additional Investment
                                 Requirements for Lincoln Lifetime
                                 IncomeSM Advantage 2.0 Protected
                                 Funds
8. Ability to Make Additional    Yes - may impact the charge          No (non-qualified contracts)
Purchase Payments if             (Cumulative purchase payments in
Contract Value is greater than   excess of $100,000 require Home      Yes, during Access Period, unless
zero                             Office approval.)                    4LATER (Reg. TM) Advantage Guaranteed
                                                                      Income Benefit or i4LIFE (Reg. TM)
                                                                      Advantage Guaranteed Income
                                                                      Benefit has been elected (qualified
                                                                      contracts)



                                                                             i4LIFE (Reg. TM) Advantage Guaranteed
                                                                            Income Benefit (Version 4) (prior
                                     4LATER (Reg. TM) Advantage Protected   versions may vary)
                                                    Funds                   4LATER (Reg. TM) Advantage Guaranteed
                                         4LATER (Reg. TM) Advantage         Income Benefit
4. Withdrawals Permitted         Withdrawals may significantly              Excess Withdrawals may
                                 reduce your Income Base.                   significantly reduce guaranteed
                                                                            payments.
5. Payments for Life             When you elect i4LIFE (Reg. TM)Advantage   Yes (if conditions are met)
6. Potential Increases to        Additional Purchase Payments               Automatic Annual Step-Ups (Prior
Guaranteed Amount, Income                                                   versions will have different
Base, or Guaranteed Income       5% Enhancements for 4LATER (Reg. TM)       Step-Up provisions)
Benefit (as applicable)          Advantage Protected Funds                  (if conditions are met)

                                 15% Enhancements (every 3
                                 years) for 4LATER (Reg. TM) Advantage

                                 Resets to contract value
                                 (if conditions are met)
7. Investment Requirements       Option 3 (different Investment             Option 3 (different Investment
                                 Requirements may apply                     Requirements may apply
                                 depending upon date of purchase.           depending upon date of purchase
                                 See Investment Requirements                and for elections of Lincoln
                                 section of prospectus for more             Lifetime IncomeSM Advantage 2.0
                                 details)                                   Protected Funds, 4LATER (Reg. TM)
                                                                            Advantage Protected Funds and
                                 Additional Investment                      i4LIFE (Reg. TM) Advantage Guaranteed
                                 Requirements for 4LATER (Reg. TM)          Income Benefit Protected Funds.
                                 Advantage Protected Funds
8. Ability to Make Additional    Yes. 4LATER (Reg. TM) Advantage            No
Purchase Payments if             Protected Funds cumulative
Contract Value is greater than   purchase payments in excess of
zero                             $100,000 require Home Office
                                 approval.

                               Lincoln SmartSecurity (Reg. TM) Advan-
                                                tage                      Lincoln Lifetime IncomeSM
                                     (prior versions may vary)                 Advantage 2.0
9. Ability to Cancel Rider   Yes, after 5 years following the          Yes, after 5 Years
                             later of rider effective date or
                             contractowner-elected step-up
10. Nursing Home Benefit     No                                        Yes
11. May Elect Other Living   No                                        No
Benefit Riders



                                                               4LATER (Reg. TM) Advantage Protected
                                                                              Funds
                                                                    4LATER (Reg. TM) Advantage
                                i4LIFE (Reg. TM) Advantage
9. Ability to Cancel Rider   No (non-qualified contracts)   Yes, after 3 years following the
                                                            later of rider effective date or most
                             Yes, at any time               recent Reset.
                             (qualified contracts)          Yes, after 5 years for 4LATER (Reg. TM)
                                                            Advantage Protected Funds.
10. Nursing Home Benefit     No                             No
11. May Elect Other Living   Limited to Guaranteed Income   No (prior to Periodic Income
Benefit Riders               Benefit                        Commencement Date)



                              i4LIFE (Reg. TM) Advantage Guaranteed
                             Income Benefit (Version 4) (prior
                             versions may vary)
                             4LATER (Reg. TM) Advantage Guaranteed
                             Income Benefit
9. Ability to Cancel Rider   Yes, at any time (termination of the
                             Guaranteed Income Benefit does
                             not terminate i4LIFE (Reg. TM) Advantage)

                             Yes, after 3 years following the
                             later of rider effective date or most
                             recent Reset (if 4LATER (Reg. TM)
                             Advantage Guaranteed Income
                             Benefit is elected or purchasers of
                             Lincoln Lifetime IncomeSM
                             Advantage elect the Guaranteed
                             Income Benefit) (termination of the
                             Guaranteed Income Benefit does
                             not terminate i4LIFE (Reg. TM) Advantage)

                             Yes, qualified contracts only, after
                             5 years following the rider effective
                             date for Lincoln Lifetime IncomeSM
                             Advantage 2.0 or 4LATER (Reg. TM)
                             Advantage Protected Funds
                             purchasers who elect i4LIFE (Reg. TM)
                             Advantage with Guaranteed
                             Income Benefit. Termination
                             applied to both i4LIFE (Reg. TM) Advantage
                             and Guaranteed Income Benefit.
10. Nursing Home Benefit     No
11. May Elect Other Living   Limited to i4LIFE (Reg. TM) Advantage
Benefit Riders

                                  SAI 1

Lincoln ChoicePlusSM Access
Lincoln New York Account N for Variable Annuities
(Registrant)

Lincoln Life & Annuity Company of New York  (Depositor)



Statement of Additional Information (SAI)

This SAI should be read in conjunction with the Lincoln ChoicePlusSM Access prospectus of Lincoln New York Account N for Variable Annuities dated May 1, 2012. You may obtain a copy of the Lincoln ChoicePlusSM Access prospectus on request and without charge. Please write Lincoln Life & Annuity Company of New York, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583.




Table of Contents




Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Interest Adjustment Example                     B-2
Annuity Payouts                                 B-4
Examples of Regular Income Payment
Calculations                                    B-5


Item                                             Page
Determination of Accumulation and Annuity Unit
Value                                           B-5
Capital Markets                                 B-5
Advertising & Ratings                           B-6
More About the S&P 500 Index                    B-6
Additional Services                             B-6
Other Information                               B-7
Financial Statements                            B-7

This SAI is not a prospectus.

The date of this SAI is May 1, 2012.

Special Terms

The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm

Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the VAA as of December 31, 2011; and b) our financial statements of Lincoln Life & Annuity Company of New York as of December 31, 2011, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.



Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln New York. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.



Principal Underwriter

Lincoln Financial Distributors, Inc., ("LFD"), an affiliate of Lincoln New York, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives who are also associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corp. (collectively "LFN"), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $5,410,039, $11,044,907 and $16,649,416 to LFN and Selling
Firms in 2009, 2010 and 2011, respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.




Purchase of Securities Being Offered

The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee may be reduced or waived.


Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Interest Adjustment Example

Note: This example is intended to show how the Interest Adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the Interest Adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The Interest Adjustment may be referred to as a market value adjustment in your contract.

                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE

                             CASH SURRENDER VALUES



         Single Premium..................    $50,000
         Premium taxes...................    None
         Withdrawals.....................    None
         Guaranteed Period...............    5 years
         Guaranteed Interest Rate........    3.50%
         Annuity Date....................    Age 70
         Index Rate A....................    3.50%
         Index Rate B....................    4.00% End of contract year 1
                                             3.50% End of contract year 2
                                             3.00% End of contract year 3
                                             2.00% End of contract year 4
         Percentage adjustment to B......    0.50%



         Interest Adjustment Formula                  (1 + Index A)n
                                              ------------------------------
                                                                             -1
         n = Remaining Guaranteed Period      (1 + Index B + % Adjustment)n

                          SURRENDER VALUE CALCULATION



                                               (3)
                (1)       (2)                  Adjusted   (4)       (5)          (6)         (7)
                Annuity   1 + Interest         Annuity    Minimum   Greater of   Surrender   Surrender
Contract Year   Value     Adjustment Formula   Value      Value     (3) & (4)    Charge      Value
--------------- --------- -------------------- ---------- --------- ------------ ----------- ----------
  1............ $51,710        0.962268        $49,759    $50,710   $50,710      $4,250      $46,460
  2............ $53,480        0.985646        $52,712    $51,431   $52,712      $4,250      $48,462
  3............ $55,312        1.000000        $55,312    $52,162   $55,312      $4,000      $51,312
  4............ $57,208        1.009756        $57,766    $52,905   $57,766      $3,500      $54,266
  5............ $59,170           N/A          $59,170    $53,658   $59,170      $3,000      $56,170

                           ANNUITY VALUE CALCULATION



                   BOY*                              Annual        EOY**
                   Annuity       Guaranteed          Account       Annuity
Contract Year      Value         Interest Rate       Fee           Value
------------------ ---------     ---------------     ---------     ----------
   1...............$50,000   x       1.035       -   $40       =   $51,710
   2...............$51,710   x       1.035       -   $40       =   $53,480
   3...............$53,480   x       1.035       -   $40       =   $55,312
   4...............$55,312   x       1.035       -   $40       =   $57,208
   5...............$57,208   x       1.035       -   $40       =   $59,170

                         SURRENDER CHARGE CALCULATION



                   Surrender
                   Charge                       Surrender
Contract Year      Factor         Deposit       Charge
------------------ ----------     ---------     ----------
   1...............     8.5%  x   $50,000   =   $4,250
   2...............     8.5%  x   $50,000   =   $4,250
   3...............     8.0%  x   $50,000   =   $4,000
   4...............     7.0%  x   $50,000   =   $3,500
   5...............     6.0%  x   $50,000   =   $3,000

                       1 + INTEREST ADJUSTMENT FORMULA CALCULATION



Contract Year       Index A      Index B      Adj Index B      N        Result
----------------    ---------    ---------    -------------    -----    ---------
  1.............     3.50%        4.00%          4.50%          4       0.962268
  2.............     3.50%        3.50%          4.00%          3       0.985646
  3.............     3.50%        3.00%          3.50%          2       1.000000
  4.............     3.50%        2.00%          2.50%          1       1.009756
  5.............     3.50%         N/A            N/A          N/A         N/A

                           MINIMUM VALUE CALCULATION



                                  Minimum             Annual
                                  Guaranteed          Account       Minimum
Contract Year                     Interest Rate       Fee           Value
------------------                ---------------     ---------     ----------
   1...............$50,000    x       1.015       -   $40       =   $50,710
   2...............$50,710    x       1.015       -   $40       =   $51,431
   3...............$51,431    x       1.015       -   $40       =   $52,162
   4...............$52,162    x       1.015       -   $40       =   $52,905
   5...............$52,905    x       1.015       -   $40       =   $53,658


                             * BOY = beginning of year

                                        ** EOY = end of year



Annuity Payouts

Variable Annuity Payouts
Variable annuity payouts will be determined on the basis of:

 o the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax;

 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.


The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables modified, with an assumed investment return at the rate of 3%, 4% or 5% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.


Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.


At an Annuity Commencement Date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.


Proof of Age, Sex and Survival

We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.



Examples of Regular Income Payment Calculations

These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the Regular Income Payments. These examples assume that the investment return is the same as the assumed investment return
(AIR) to make the Regular Income Payment calculations simpler to understand. The Regular Income Payments will vary based on the investment performance of the underlying funds.





         Annuitant............................ Male, Age 65
         Secondary Life....................... Female, Age 63
         Purchase Payment..................... $200,000.00
         Regular Income Payment Frequency..... Annual
         AIR.................................. 4.0%
         Hypothetical Investment Return....... 4.0%

                                               20-year Access Period    30-Year Access Period
         Regular Income Payment............... $ 10,566.86              $9,974.48



A 10% withdrawal from the Account Value will reduce the Regular Income Payments by 10% to $9,510.17 with the 20-year access period and $8,977.03 with the 30-year access period.

At the end of the 20-year Access Period, the remaining Account Value of $110,977.41 (assuming no withdrawals) will be used to continue the $10,566.86 Regular Income Payment during the Lifetime Income Period for the lives of the annuitant and Secondary Life. At the end of the 30-year Access Period, the remaining Account Value of $66,884.77 (assuming no withdrawals) will be used to continue the $9,974.48 Regular Income Payment during the Lifetime Income Period for the lives of the annuitant and Secondary Life. (Note: the Regular Income Payments during the Lifetime Income Period will vary with the investment performance of the underlying funds).




Determination of Accumulation and Annuity Unit Value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.


Capital Markets

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.

Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln New York or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.


Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. All ratings are on outlook stable, except Moody's Investors Service ratings which are on outlook positive. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.



More About the S&P 500 Index

Investors look to indexes as a standard of market performance. Indexes are groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the fund. S&P has no obligation to take the needs of the fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the fund or in the determination or calculation of the equation by which the fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain subaccounts, or the fixed side (if available) of the contract into the subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $2,000 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:

 o the Annuity Commencement Date;

 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

We reserve the right to restrict access to this program at any time.


A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or market value Adjustment which may apply to transfers. Upon receipt of an additional purchase payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional purchase payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to us. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Contingent deferred sales charges.

Cross Reinvestment Program/Earnings Sweep Program - Under this option, account value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the annuity commencement date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. The contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the contractowner may make these elections by phone. The portfolio rebalancing program is not available following the annuity commencement date.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements

The December 31, 2011 financial statements of the VAA and the December 31, 2011 financial statements of Lincoln New York appear on the following pages.

                    Prospectus 2

Lincoln ChoicePlus IISM Access
Lincoln New York Account N
for Variable Annuities
Individual Variable Annuity Contracts

Home Office:
Lincoln Life & Annuity Company of New York
100 Madison Street, Suite 1860
Syracuse, NY 13202
www.LincolnFinancial.com

Servicing Office:
Lincoln Life & Annuity Company of New York
PO Box 2348
Fort Wayne, IN 46801-2348
1-888-868-2583


This prospectus describes an individual flexible premium deferred variable annuity contract that is issued by Lincoln Life & Annuity Company of New York (Lincoln New York or Company). This contract is primarily for use with nonqualified plans and qualified retirement plans under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. However, IRAs provide tax deferral whether or not the funds are invested in an annuity contract. Further, if your contract is a Roth IRA, you generally will not pay income tax on a distribution, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate contract value and to provide retirement income over a certain period of time, or for life, subject to certain conditions. If you die before the Annuity Commencement Date, we will pay your beneficiary a death benefit. In the alternative, you generally may choose to receive a death benefit upon the death of the annuitant.


The minimum initial purchase payment for the contract is $10,000. Additional purchase payments may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.


Except as noted below, you choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time. If any portion of your contract value is in the fixed account, we promise to pay you your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. For contracts issued after September 30, 2003, the only fixed account available is for dollar cost averaging purposes. Also, an Interest Adjustment may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a Guaranteed Period.


All purchase payments for benefits on a variable basis will be placed in Lincoln New York Account N for Variable Annuities (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln New York. You take all the investment risk on the contract value and the retirement income for amounts placed into one or more of the contract's variable options. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.

The available funds are listed below:


AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II):
     Invesco Van Kampen V.I. American Franchise Fund*
     (formerly Invesco V.I. Capital Appreciation)

     Invesco V.I. Core Equity Fund*
     Invesco V.I. International Growth Fund*
AllianceBernstein Variable Products Series Fund (Class B):
     AllianceBernstein VPS Global Thematic Growth Portfolio
     AllianceBernstein VPS Growth and Income Portfolio

     AllianceBernstein VPS International Value Portfolio*

     AllianceBernstein VPS Large Cap Growth Portfolio*
     AllianceBernstein VPS Small/Mid Cap Value Portfolio

American Century Investments Variable Products (Class II):
     American Century Investments VP Inflation Protection Fund
American Funds Insurance SeriesSM (Class 2):
   American Funds Global Growth Fund
     American Funds Global Small Capitalization Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds International Fund
BlackRock Variable Series Funds, Inc. (Class III):
     BlackRock Global Allocation V.I. Fund

Delaware VIP (Reg. TM) Trust (Service Class):
   Delaware VIP (Reg. TM) Diversified Income Series
   Delaware VIP (Reg. TM) Emerging Markets Series
     Delaware VIP (Reg. TM) High Yield Series
     Delaware VIP (Reg. TM) Limited-Term Diversified Income Series Delaware VIP (Reg. TM) REIT Series
     Delaware VIP (Reg. TM) Small Cap Value Series

     Delaware VIP (Reg. TM) Smid Cap Growth Series

     Delaware VIP (Reg. TM) U.S. Growth Series
     Delaware VIP (Reg. TM) Value Series
DWS Investments VIT Funds (Class A):
     DWS Equity 500 Index VIP
     DWS Small Cap Index VIP

DWS Variable Series II (Class B):
     DWS Alternative Asset Allocation VIP Portfolio
   (formerly DWS Alternative Asset Allocation Plus VIP Portfolio)

Fidelity (Reg. TM) Variable Insurance Products (Service Class 2):
     Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
     Fidelity (Reg. TM) VIP Equity-Income Portfolio*
     Fidelity (Reg. TM) VIP Growth Portfolio
     Fidelity (Reg. TM) VIP Mid Cap Portfolio
     Fidelity (Reg. TM) VIP Overseas Portfolio
Franklin Templeton Variable Insurance Products Trust (Class 2):
     FTVIPT Franklin Income Securities Fund
     FTVIPT Franklin Small-Mid Cap Growth Securities Fund
     FTVIPT Mutual Shares Securities Fund
     FTVIPT Templeton Global Bond Securities Fund
     FTVIPT Templeton Growth Securities Fund
Janus Aspen Series (Service Class):
     Janus Aspen Balanced Portfolio*
     Janus Aspen Enterprise Portfolio*
     Janus Aspen Worldwide Portfolio*
Lincoln Variable Insurance Products Trust (Standard Class):
     LVIP Delaware Bond Fund
     LVIP Delaware Foundation Aggressive Allocation Fund
     LVIP Delaware Social Awareness Fund
     LVIP Janus Capital Appreciation Fund
     LVIP Mondrian International Value Fund
     LVIP Money Market Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Fund

Lincoln Variable Insurance Products Trust (Service Class):
     LVIP Baron Growth Opportunities Fund
     LVIP BlackRock Inflation Protected Bond Fund
     LVIP Capital Growth Fund
     LVIP Cohen & Steers Global Real Estate Fund
     LVIP Columbia Value Opportunities Fund
     LVIP Delaware Diversified Floating Rate Fund
     LVIP Delaware Growth and Income Fund

     LVIP Delaware Special Opportunities Fund
     LVIP Dimensional Non-U.S. Equity Fund
     LVIP Dimensional U.S. Equity Fund
     LVIP Dimensional/Vanguard Total Bond Fund
     (formerly LVIP Total Bond Fund)

     LVIP Global Income Fund
     LVIP J.P. Morgan High Yield Fund

     LVIP MFS International Growth Fund

     LVIP MFS Value Fund
     LVIP Mid-Cap Value Fund
     LVIP SSgA Bond Index Fund
     LVIP SSgA Conservative Index Allocation Fund
     LVIP SSgA Conservative Structured Allocation Fund
     LVIP SSgA Developed International 150 Fund

     LVIP SSgA Emerging Markets 100 Fund
     LVIP SSgA Global Tactical Allocation Fund

LVIP SSgA International Index Fund
     LVIP SSgA Large Cap 100 Fund
     LVIP SSgA Moderate Index Allocation Fund
     LVIP SSgA Moderate Structured Allocation Fund
     LVIP SSgA Moderately Aggressive Index Allocation Fund
     LVIP SSgA Moderately Aggressive Structured Allocation Fund
     LVIP SSgA Small/Mid Cap 200 Fund
     LVIP SSgA S&P 500 Index Fund**
     LVIP SSgA Small-Cap Index Fund
     LVIP T. Rowe Price Growth Stock Fund

     LVIP Templeton Growth Fund

     LVIP Turner Mid-Cap Growth Fund

     LVIP Vanguard Domestic Equity ETF Fund
     LVIP Vanguard International Equity ETF Fund

     LVIP Wells Fargo Intrinsic Value Fund*

     LVIP Protected Profile 2010 Fund
     LVIP Protected Profile 2020 Fund
     LVIP Protected Profile 2030 Fund
     LVIP Protected Profile 2040 Fund
     LVIP Protected Profile Conservative Fund
     (formerly LVIP Conservative Profile Fund)
   LVIP Protected Profile Growth Fund
     (formerly LVIP Moderately Aggressive Profile Fund)
     LVIP Protected Profile Moderate Fund
     (formerly LVIP Moderate Profile Fund)

MFS (Reg. TM) Variable Insurance TrustSM (Service Class):
     MFS (Reg. TM) VIT Core Equity Series*
     MFS (Reg. TM) VIT Growth Series
     MFS (Reg. TM) VIT Total Return Series
     MFS (Reg. TM) VIT Utilities Series
Neuberger Berman Advisers Management Trust (I Class):

   Neuberger Berman AMT Mid-Cap Growth Portfolio
     Neuberger Berman AMT Mid-Cap Intrinsic Value Portfolio*
     (formerly Neuberger Berman AMT RegencyPortfolio)

PIMCO Variable Insurance Trust (Advisor Class):
     PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio
Putnam Variable Trust (Class IB):
     Putnam VT Global Health Care Fund*
     Putnam VT Growth & Income Fund*

*Not all funds are available in all contracts. Refer to Description of Funds for specific information regarding the availability of funds.

**"Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", Standard & Poor's 500 (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.



This prospectus gives you information about the contracts that you should know before you decide to buy a contract and make purchase payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: Lincoln Life & Annuity Company of New York, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583.
The SAI and other information about Lincoln New York and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.


May 1, 2012

Table of Contents




Item                                                          Page
Special Terms                                                  5
Expense Tables                                                 8
Summary of Common Questions                                   12
Lincoln Life & Annuity Company of New York                    15
Variable Annuity Account (VAA)                                16
Investments of the Variable Annuity Account                   17
Charges and Other Deductions                                  22
The Contracts                                                 31
 Purchase Payments                                            31
 Transfers On or Before the Annuity Commencement Date         32
 Surrenders and Withdrawals                                   35
 Death Benefit                                                38
 Investment Requirements                                      40
 Living Benefit Riders                                        43
 Lincoln Lifetime IncomeSM Advantage 2.0                      43
 Lincoln Lifetime IncomeSM Advantage                          53
 Lincoln SmartSecurity (Reg. TM) Advantage                    59
 4LATER (Reg. TM) Advantage Protected Funds                   65
 i4LIFE (Reg. TM) Advantage                                   68
 Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage    73
 4LATER (Reg. TM) Advantage                                   79
 Annuity Payouts                                              83
 Fixed Side of the Contract                                   85
Distribution of the Contracts                                 88
Federal Tax Matters                                           89
Additional Information                                        94
 Voting Rights                                                94
 Return Privilege                                             94
 Other Information                                            95
 Legal Proceedings                                            95
Contents of the Statement of Additional Information (SAI)
for Lincoln New York Account N for Variable Annuities         96
Appendix A - Condensed Financial Information                  A-1
Appendix B - Overview of Living Benefit Riders                B-1

Special Terms
In this prospectus, the following terms have the indicated meanings:

4LATER (Reg. TM) Advantage or 4LATER (Reg. TM)-An option that provides an Income Base during the accumulation period, which can be used to establish a Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage in the future.


4LATER (Reg. TM) Advantage Protected Funds-An option that provides an Income Base during the accumulation period, which can be used to establish a Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage.

5% Enhancement-A feature under Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 and 4LATER (Reg. TM) Advantage Protected Funds in which the Guaranteed Amount or Income Base, as applicable, minus purchase payments received in that year, will be increased by 5%, subject to certain conditions.

Access Period-Under i4LIFE (Reg. TM) Advantage, a defined period of time during which we make Regular Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the contract, and have a death benefit.


Account or variable annuity account (VAA)-The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.


Account Value-Under i4LIFE (Reg. TM) Advantage, the initial Account Value is the contract value on the valuation date that i4LIFE (Reg. TM) Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value on a valuation date equals the total value of all of the contractowner's accumulation units plus the contractowner's value in the fixed account, reduced by Regular Income Payments, Guaranteed Income Benefit payments, and withdrawals.

Accumulation unit-A measure used to calculate contract value for the variable side of the contract before the Annuity Commencement Date and to calculate the i4LIFE (Reg. TM) Advantage Account Value during the Access Period.

Annuitant-The person upon whose life the annuity benefit payments are based, and upon whose life a death benefit may be paid.

Annuity Commencement Date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select (other than i4LIFE (Reg. TM) Advantage).

Annuity payout-A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or Periodic Income Commencement Date if i4LIFE (Reg. TM) Advantage has been elected). Payments may be variable or fixed, or a combination of both.

Annuity unit-A measure used to calculate the amount of annuity payouts for the variable side of the contract after the Annuity Commencement Date. See Annuity Payouts.

Automatic Annual Step-up-Under Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 and 4LATER (Reg. TM) Advantage Protected Funds, the Guaranteed Amount or Income Base, as applicable, will automatically step-up to the contract value on each Benefit Year anniversary, subject to certain conditions.

Beneficiary-The person you choose to receive any death benefit paid if you die before the Annuity Commencement Date.

Benefit Year-Under Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity (Reg. TM) Advantage and 4LATER (Reg.
TM) Advantage Protected Funds, the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Under Lincoln SmartSecurity (Reg. TM) Advantage, if the contractowner elects a step-up, the Benefit Year will begin on the effective date of the step-up and each anniversary of the step-up after that.


Contractowner (you, your, owner)-The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the contractowner is the annuitant.


Contract value (may be referred to as account value in marketing materials)-At a given time before the Annuity Commencement Date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract, if any.


Contract year-Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.


Death benefit-Before the Annuity Commencement Date, the amount payable to your designated beneficiary if the contractowner dies or, if selected, to the contractowner if the annuitant dies. See The Contracts - Death Benefit for a description of the various death benefit options.

Enhancement Period-Under Lincoln Lifetime IncomeSM Advantage 2.0 , Lincoln Lifetime IncomeSM Advantage, and 4LATER (Reg. TM) Advantage Protected Funds, the 10-year period during which the 5% Enhancement is in effect. A new Enhancement Period will begin each time an Automatic Annual Step-up to the contract value occurs.

Excess Withdrawals-Amounts withdrawn during a Benefit Year, as specified for each Living Benefit rider, which decrease or eliminate the guarantees under the rider.


Good Order-The actual receipt at our Servicing Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.


Guaranteed Amount-The value used to calculate your withdrawal benefit under Lincoln Lifetime IncomeSM Advantage or Lincoln SmartSecurity (Reg. TM) Advantage.

Guaranteed Amount Annuity Payout Option-A fixed annuity payout option available under Lincoln SmartSecurity (Reg. TM) Advantage under which the contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.

Guaranteed Annual Income-The guaranteed periodic withdrawal amount available from the contract each year for life under the Lincoln Lifetime IncomeSM Advantage 2.0.

Guaranteed Annual Income Amount Annuity Payout Option-A payout option available under the Lincoln Lifetime IncomeSM Advantage 2.0 under which the contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life.

Guaranteed Income Benefit-An option that provides a guaranteed minimum payout floor for the i4LIFE (Reg. TM) Advantage Regular Income Payments. The calculation of the Guaranteed Income Benefit or the features applicable to the Guaranteed Income Benefit may vary based on the rider provisions applicable to certain contractowners.

Guaranteed Period-The length of the period during which contract value in a fixed account will be credited a guaranteed interest rate.

i4LIFE (Reg. TM) Advantage-An annuity payout option which combines periodic variable Regular Income Payments for life and a death benefit with the ability to make withdrawals during a defined period, the Access Period.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds-i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is an optional feature under i4LIFE (Reg. TM) Advantage that provides a higher Guaranteed Income Benefit percentage if you adhere to certain Investment Requirements.

Income Base-Under the Lincoln Lifetime IncomeSM Advantage 2.0, a value used to calculate the Guaranteed Annual Income amount. Under 4LATER (Reg. TM) Advantage or 4LATER (Reg. TM) Advantage Protected Funds, the Income Base will be used to calculate the minimum payouts available under your contract at a later date. The amount of the Income Base varies based on when you elect the rider, and is adjusted as set forth in this prospectus.

Interest Adjustment-An upward or downward adjustment on the amount of contract value in the fixed account upon a transfer, withdrawal or surrender of contract value from the fixed account due to fluctuations in the guaranteed interest rate.

Investment Requirements-Restrictions in how you may allocate your subaccount investments if you own certain Living Benefit riders.

Lifetime Income Period-Under i4LIFE (Reg. TM) Advantage, the period of time following the Access Period during which we make Regular Income Payments to you (and Secondary Life, if applicable) for the rest of your life. During the Lifetime Income Period, you will no longer have access to your Account Value or receive a death benefit.

Lincoln New York (we, us, our) - Lincoln Life & Annuity Company of New York
(LNY)

Lincoln Lifetime IncomeSM Advantage 2.0-Provides minimum guaranteed periodic withdrawals and income that may increase based on automatic enhancements and age-based increases to the income amount, regardless of the investment performance of the contract and provided certain conditions are met. Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds is an optional feature under Lincoln Lifetime IncomeSM Advantage 2.0 that provides a higher Guaranteed Annual Income amount percentage if you adhere to certain Investment Requirements.


Lincoln Lifetime IncomeSM Advantage-Provides minimum guaranteed lifetime periodic withdrawals that may increase, regardless of the investment performance of the contract and provided certain conditions are met.

Lincoln SmartSecurity (Reg. TM) Advantage-Provides minimum guaranteed periodic withdrawals (for life, if the 1 Year Automatic Step-Up option is chosen), regardless of the investment performance of the contract and provided certain conditions are met, that may increase due to subsequent purchase payments and step-ups.


Living Benefit-A general reference to certain riders that may be available for purchase that provide some type of a minimum guarantee while you are alive. These riders are the Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage Protected Funds, 4LATER (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit). If you select a Living Benefit rider, Excess Withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements.

Maximum Annual Withdrawal-The guaranteed periodic withdrawal available under Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage.

Maximum Annual Withdrawal Amount Annuity Payout Option - A fixed annuity payout option available under Lincoln Lifetime IncomeSM Advantage under which the contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.

Periodic Income Commencement Date-The valuation date on which the amount of i4LIFE (Reg. TM) Advantage Regular Income Payments are determined.

Purchase payments-Amounts paid into the contract.

Regular Income Payments-The variable, periodic income payments paid under i4LIFE (Reg. TM) Advantage.

Secondary Life-Under i4LIFE (Reg. TM) Advantage and 4LATER (Reg. TM) Advantage Protected Funds, the person designated by the contractowner upon whose life the annuity payouts will also be contingent.


Subaccount-The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date-Each day the New York Stock Exchange (NYSE) is open for trading.


Valuation period-The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options, and/or (if available) the fixed account. State premium taxes may also be deducted.


                      CONTRACTOWNER TRANSACTION EXPENSES:




Accumulation Phase:
  Transfer charge:1.......................................................................    $25
We may also apply an Interest Adjustment to amounts being withdrawn, surrendered or transferred from a Guaranteed
Period account (except for dollar cost averaging, cross-reinvestment, withdrawals up to the Maximum Annual Withdrawal
amount under Lincoln SmartSecurity (Reg. TM) Advantage and Regular Income Payments under
i4LIFE (Reg. TM) Advantage). See Fixed Side
of the Contract.



1 The transfer charge will not be imposed on the first 12 transfers during a contract year. We reserve the right to charge a $25 fee for the 13th and each additional transfer during any contract year, excluding automatic dollar cost averaging, portfolio rebalancing and cross reinvestment transfers.



The next four tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses. Only one table will apply to a given contractowner. The tables differ based on whether the contractowner has purchased the i4LIFE (Reg. TM) Advantage rider.
 o Table A reflects the expenses for a contract that has not elected the i4LIFE (Reg. TM) Advantage (Base contract).
 o Table B reflects the expenses for a contract that has elected the i4LIFE (Reg. TM) Advantage.
 o Table C reflects the expenses for a contract that has elected i4LIFE (Reg.
   TM) Advantage and previously purchased the Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds.
 o Table D reflects the expenses for a contract that has elected i4LIFE (Reg.
   TM) Advantage and previously purchased the 4LATER (Reg. TM) Advantage.

                                    TABLE A




Annual Account Fee:1......................................................................     $    30
Separate Account Annual Expenses (as a percentage of average daily net assets in the subaccounts):2
Guarantee of Principal Death Benefit
  Mortality and Expense Risk Charge.......................................................        1.40%
  Administrative Charge...................................................................        0.15%
  Total Separate Account Expenses.........................................................        1.55%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Mortality and Expense Risk Charge.......................................................        1.50%
  Administrative Charge...................................................................        0.15%
  Total Separate Account Expenses.........................................................        1.65%








                                                                                 Single      Joint
Optional Living Benefit Rider Charges:3                                           Life        Life
Lincoln Lifetime IncomeSM Advantage 2.0:4,5
  Guaranteed Maximum Charge..................................................     2.00%      2.00%
  Current Charge.............................................................     1.05%      1.25%
Lincoln Lifetime IncomeSM Advantage:6
  Guaranteed Maximum Charge..................................................     1.50%      1.50%
  Current Charge.............................................................     0.90%      0.90%
Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option:7
  Guaranteed Maximum Charge..................................................     1.50%      1.50%

  Current Charge............................................................    0.65%      0.80%
Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option:7
  Guaranteed Maximum Charge.................................................    0.95%       N/A
  Current Charge............................................................    0.65%       N/A
4LATER (Reg. TM) Advantage:8
  Guaranteed Maximum Charge.................................................    1.50%       N/A
  Current Charge............................................................    0.65%       N/A
4LATER (Reg. TM) Advantage Protected Funds:9
  Guaranteed Maximum Charge.................................................    2.00%      2.00%
  Current Charge............................................................    1.05%      1.25%




1 The account fee will be waived if your contract value is $50,000 or more at the end of any particular contract year. This account fee will be waived after the fifteenth contract year. The account fee will also be deducted upon full surrender of the contract if the contract value is less than $50,000. We do not assess the account fee on contracts issued prior to October 1, 2003.

2 The mortality and expense risk charge and administrative charge together are 1.40% on and after the Annuity Commencement Date.

3 Only one Living Benefit rider may be elected from this chart.

4 As an annualized percentage of the Income Base (initial purchase payment or contract value at the time of election), as increased for subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements and decreased by Excess Withdrawals. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage 2.0 Charge for a discussion of these changes to the Income Base. This charge is deducted from the contract value on a quarterly basis.

5 There is no additional charge for Lincoln Lifetime IncomeSM Advantage 2.0
  Protected Funds over and above the charge for Lincoln Lifetime IncomeSM Advantage 2.0.

6 As an annualized percentage of the Guaranteed Amount (initial purchase payment or contract value at the time of election) as increased for subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up and decreased for withdrawals. This charge is deducted from the contract value on a quarterly basis. For Lincoln Lifetime IncomeSM Advantage riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative purchase payments received after the first Benefit Year anniversary equal or exceed $100,000. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge for further information. After December 31, 2010, this rider is no longer available for sale.

7 As an annualized percentage of the Guaranteed Amount (initial purchase payment or contract value at the time of election), as increased for subsequent purchase payments and step-ups and decreased for withdrawals. As of January 16, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase for all contractowners. This charge is deducted from the contract value on a quarterly basis. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.45% to 0.65% upon the next election of a step-up of the Guaranteed Amount. See Charges and Other Deductions - Lincoln SmartSecurity (Reg. TM) Advantage Charge for further information.

8 As an annualized percentage of the Income Base (initial purchase payment or contract value at the time of election), as increased for subsequent purchase payments, automatic 15% Enhancements, and resets and decreased for withdrawals. This charge is deducted from the subaccounts on a quarterly basis. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg.
  TM) Advantage Charge for further information.

9 As an annualized percentage of the Income Base (initial purchase payment or contract value at the time of election), as increased for subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements and decreased by withdrawals. See Charges and Other Deductions - 4LATER (Reg. TM) Advantage Protected Funds Charge for a discussion of these changes to the Income Base.



                                    TABLE B






Annual Account Fee:1......................................................     $    30
i4LIFE (Reg. TM) Advantage Without Guaranteed Income Benefit (version 4):2
  Account Value Death Benefit.............................................        1.90%
  Guarantee of Principal Death Benefit....................................        1.95%
  Enhanced Guaranteed Minimum Death Benefit (EGMDB).......................        2.10%






                                                                             Single      Joint
i4LIFE (Reg. TM) Advantage With Guaranteed Income Benefit (version 4):3,4     Life        Life
Account Value Death Benefit
  Guaranteed Maximum Charge..............................................     3.90%      3.90%
  Current Charge.........................................................     2.55%      2.75%
Guarantee of Principal Death Benefit

  Guaranteed Maximum Charge......................    3.95%      3.95%
  Current Charge.................................    2.60%      2.80%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge......................    4.10%      4.10%
  Current Charge.................................    2.75%      2.95%







i4LIFE (Reg. TM) Advantage With Guaranteed Income Benefit (versions 1, 2 and 3):5
Account Value Death Benefit
  Guaranteed Maximum Charge......................................................    3.40%
  Current Charge.................................................................    2.40%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge......................................................    3.45%
  Current Charge.................................................................    2.45%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge......................................................    3.60%
  Current Charge.................................................................    2.60%




1 The account fee will be waived if your contract value is $50,000 or more at the end of any particular contract year. This account fee will be waived after the fifteenth contract year. The account fee will also be deducted upon full surrender of the contract if the contract value is less than $50,000. We do not assess the account fee on contracts issued prior to October 1, 2003.

2 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of i4LIFE (Reg. TM) Advantage. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Rider Charge for further information. These charges continue during the Access Period. The i4LIFE (Reg. TM) Advantage charge is reduced to 1.90% during the Lifetime Income Period.

3 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit (version 4) is 0.65% of Account Value for the single life option and 0.85% of Account Value for the joint life option with a guaranteed maximum charge of 2.00%. These charges are added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.90%. See Charges and Other Deductions - i4LIFE (Reg.
  TM) Advantage with Guaranteed Income Benefit (version 4) Charge for further information.

4 There is no additional charge for i4LIFE (Reg. TM) Advantage Guaranteed
  Income Benefit Protected Funds over and above the charge for i4LIFE (Reg.
  TM) Advantage Guaranteed Income Benefit (version 4).

5 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.50% of Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.90%. The percentage charge may change to the current charge in effect at the time you elect an additional step-up period, not to exceed the guaranteed maximum charge percentage. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Charge for further information.



                                    TABLE C




Annual Account Fee:1......................................................................                 $    30
i4LIFE (Reg. TM) Advantage With Guaranteed Income Benefit (version 4) for purchasers who      Single       Joint
  previously purchased
Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds:....     Life         Life
Separate Account Annual Expenses (as a percentage of average daily net assets in the subaccounts):
  Guarantee of Principal Death Benefit....................................................     1.55%          1.55%
  Enhanced Guaranteed Minimum Death Benefit (EGMDB).......................................     1.65%          1.65%
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4):2,3
  Guaranteed Maximum Charge...............................................................     2.00%          2.00%
  Current Charge..........................................................................     1.05%          1.25%




1 The account fee will be waived if your contract value is $50,000 or more at the end of any particular contract year. This account fee will be waived after the fifteenth contract year. The account fee will also be deducted upon full surrender of the contract if the contract value is less than $50,000. We do not assess the account fee on contracts issued prior to October 1, 2003.

2 As an annualized percentage of the greater of the Income Base (the Lincoln
  Lifetime IncomeSM Advantage 2.0 Income Base less the Guaranteed Annual
  Income amounts paid since the last step-up) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of
 i4LIFE (Reg. TM) Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and 2) the dollar amount of the charge will also increase by the percentage increase, if any, to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge rate. (The Lincoln Lifetime IncomeSM Advantage 2.0 charge continues to be a factor in determining the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.) See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds.

3 As an annualized percentage of the greater of the Income Base (associated with the 4LATER (Reg. TM) Advantage Protected Funds) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE (Reg. TM) Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and
  2) the dollar amount of the charge will also increase by the percentage increase, if any, to the 4LATER (Reg. TM) Advantage Protected Funds current charge rate. (The 4LATER (Reg. TM) Advantage Protected Funds charge continues to be a factor in determining the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.) See Charges and Other Deductions -i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds.



                                    TABLE D




Annual Account Fee:1......................................................................     $    30
i4LIFE (Reg. TM) Advantage With 4LATER (Reg. TM) Advantage Guaranteed Income Benefit for
purchasers who previously purchased
4LATER (Reg. TM) Advantage:2
Account Value Death Benefit
  Guaranteed Maximum Charge...............................................................        3.40%
  Current Charge..........................................................................        2.55%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge...............................................................        3.45%
  Current Charge..........................................................................        2.60%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge...............................................................        3.60%
  Current Charge..........................................................................        2.75%




1 The account fee will be waived if your contract value is $50,000 or more at the end of any particular contract year. This account fee will be waived after the fifteenth contract year. The account fee will also be deducted upon full surrender of the contract if the contract value is less than $50,000. We do not assess the account fee on contracts issued prior to October 1, 2003.

2 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.65% of the Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.90%. The percentage charge will change to the current charge in effect upon election of a new step-up period, not to exceed the guaranteed maximum charge percentage. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg. TM) Advantage Guaranteed Income Benefit Charge for further information.




The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2011. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.





                                                    Minimum      Maximum
                                                   ---------    --------
Total Annual Fund Operating Expenses
(expenses that are deducted from fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses):         0.33%        2.22%
Net Total Annual Fund Operating Expenses
(after contractual waivers/reimbursements*):       0.33%        1.92%



* Several of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2013.

EXAMPLES


The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. The Examples have been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.

The first Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the i4LIFE (Reg. TM) Advantage with the EGMDB death benefit and Guaranteed Income Benefit (version 4) at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable time period:





 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $631   $1,867    $3,070    $5,937



2) If you annuitize or do not surrender your contract at the end of the applicable time period:





 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $631   $1,867    $3,070    $5,937



The next Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EGMDB death benefit and Lincoln Lifetime IncomeSM Advantage 2.0 at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



1) If you surrender your contract at the end of the applicable time period:




 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $587   $1,781    $3,001    $6,167


2) If you annuitize or do not surrender your contract at the end of the applicable time period:




 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $587   $1,781    $3,001    $6,167



For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which annuity payouts are made. See The Contracts - Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.


Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("redemption fees"). As of the date of this prospectus, none have done so. See The Contracts
- Market Timing for a discussion of redemption fees.

For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.



Summary of Common Questions

What kind of contract am I buying? This contract is an individual deferred flexible premium variable annuity contract between you and Lincoln New York. You may allocate your purchase payments to the VAA or to the fixed account. This prospectus primarily describes the variable side of the contract. See The Contracts.


What is the variable annuity account (VAA)? It is a separate account we established under New York insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are Asset Allocation Models? Asset allocation models are designed to assist you in deciding how to allocate your purchase payments among the various subaccounts. Each model provides a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. See The Contracts - Asset Allocation Models.

What are Investment Requirements? If you elect a Living Benefit Rider (except i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit), you will be subject to certain requirements for your subaccount investments, which means you may be limited in how much you can invest in certain subaccounts. Different Investment Requirements apply to different riders. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds and 4LATER (Reg. TM) Advantage Protected Funds, you will have more restrictive Investment Requirements. See The Contracts - Investment Requirements.

What are my investment choices? You may allocate your purchase payments to the VAA or to the fixed account, if available. Based upon your instruction for purchase payments, the VAA applies your purchase payments to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.


How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you buy accumulation units. If you decide to receive an annuity payout, your accumulation units are converted to annuity units. Your annuity payouts will be based on the number of annuity units you receive and the value of each annuity unit on payout days. See The Contracts.


What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge according to the death benefit you select. There is an administrative charge in addition to the mortality and expense risk charge. The charges for any riders applicable to your contract will also be deducted from your contract value or Account Value if i4LIFE (Reg. TM) Advantage is elected. See Charges and Other Deductions.


We will deduct any applicable premium tax from purchase payments or contract value unless the governmental entity dictates otherwise at the time the tax is incurred or at another time we choose. We reserve the right to charge a $25 fee for the 13th and each additional transfer during any contract year, excluding automatic dollar cost averaging, portfolio rebalancing and cross-reinvestment transfers. The transfer charge will not be imposed on the first 12 transfers during the contract year.

See Expense Tables and Charges and Other Deductions for additional fees and expenses in these contracts.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.


The surrender, withdrawal or transfer of value from a Guaranteed Period of the fixed account may be subject to the Interest Adjustment, if applicable. See Fixed Side of the Contract.


Charges may also be imposed during the regular income or annuity payout period, including i4LIFE (Reg. TM) Advantage, if elected. See The Contracts and Annuity Payouts.


For information about the compensation we pay for sales of contracts, see The Contracts - Distribution of the Contracts.

What purchase payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The Contracts - Purchase Payments.

How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.


What happens if I die before I annuitize? Your beneficiary will receive death benefit proceeds based upon the death benefit you select. Your beneficiary has options as to how the death benefit is paid. In the alternative, you may choose to receive a death benefit on the death of the annuitant. See The Contracts - Death Benefit.


May I transfer contract value between variable options and between the variable and fixed sides of the contract? Yes, subject to certain restrictions. Generally, transfers made before the Annuity Commencement Date are restricted to no more than twelve (12) per contract year. The minimum amount that can be transferred to the fixed account is $2,000 (unless the total amount in the subaccounts is less than $2,000). If transferring funds from the fixed account to the subaccount, you may only transfer 25% of the total value invested in the fixed account in any 12-month period. The minimum amount that may be transferred is $300. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date. For further information, see also the Fixed Side of the Contract .

What are Living Benefit Riders? Living Benefit riders are optional riders available to purchase for an additional fee. These riders provide different types of minimum guarantees if you meet certain conditions. These riders offer either a minimum withdrawal benefit (Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage) an income benefit rider (Lincoln Lifetime IncomeSM Advantage 2.0) or a minimum annuity payout (4LATER (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage Protected Funds and i4LIFE (Reg. TM) Advantage with or without the Guaranteed Income Benefit). If you select a Living Benefit rider, Excess Withdrawals may have adverse effects on the benefit (especially during times of poor investment performance), and you will be subject to Investment Requirements (unless you elect i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit). Excess Withdrawals under certain Living Benefit riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit rider. These riders are discussed in detail in this prospectus. In addition, an overview of these riders is provided as an appendix to this prospectus.

What is Lincoln Lifetime IncomeSM Advantage 2.0? Lincoln Lifetime IncomeSM Advantage 2.0 is a rider that you may purchase for an additional charge and which provides on an annual basis guaranteed periodic withdrawals up to a guaranteed amount based on an Income Base, a 5% Enhancement to the Income Base (less purchase payments received in that year) or automatic annual step-ups to the Income Base, and age-based increases to the guaranteed periodic withdrawal amount. Withdrawals may be made up to the Guaranteed Annual Income amount as long as that amount is greater than zero. To continue these payments for life, you must elect i4LIFE (Reg. TM) Advantage or an annuity payout option under this contract. The Income Base is not available as a separate benefit upon death or surrender and is increased by subsequent purchase payments, 5% Enhancements to the Income Base (less purchase payments received in that year), automatic annual step-ups to the Income Base and is decreased by certain withdrawals in accordance with provisions described in this prospectus. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage 2.0 and another one of the Living Benefit riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements.

What is Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds? Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds is an optional feature under Lincoln Lifetime IncomeSM Advantage 2.0 that provides a higher Guaranteed Annual Income amount percentage if you adhere to certain Investment Requirements. You will be subject to certain Investment Requirements in which 100% of your contract value must be allocated among specified subaccounts. See The Contracts - Investment Requirements. All of the other terms and conditions of Lincoln Lifetime IncomeSM Advantage 2.0 continue to apply to Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds.

What is Lincoln Lifetime IncomeSM Advantage? Lincoln Lifetime IncomeSM Advantage is a rider that provides minimum guaranteed, periodic withdrawals for your life regardless of the investment performance of the contract provided certain conditions are met. Withdrawals are based on the Guaranteed Amount which is equal to the initial purchase payment (or contract value if elected after contract issue). The Guaranteed Amount is not available as a separate benefit upon death or surrender and is increased by subsequent purchase payments, Automatic Annual Step-ups, the 5% Enhancements, and the Step-up to 200% (if applicable to your contract) of the initial Guaranteed Amount and is decreased by withdrawals in accordance with provisions described later in this prospectus. See The Contracts - Lincoln Lifetime IncomeSM Advantage. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage and another one of the Living Benefit riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements. This rider is no longer available for sale.

What is Lincoln SmartSecurity (Reg. TM) Advantage? This benefit, which may be available for purchase at an additional charge, provides a Guaranteed Amount equal to the initial purchase payment (or contract value at the time of election) as adjusted. You may access this benefit through periodic withdrawals. Excess Withdrawals will adversely affect the Guaranteed Amount. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage. You cannot simultaneously elect Lincoln SmartSecurity (Reg. TM) Advantage with any other Living Benefit rider. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Investment Requirements.

What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an annuity payout option, available for purchase at an additional charge, that provides periodic variable lifetime income payments, a death benefit, and the ability to make withdrawals during a defined period of time (Access Period). For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase, based on the i4LIFE (Reg. TM) Advantage death benefit you choose and whether or not the Guaranteed Income Benefit is in effect.

What is the Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE (Reg. TM) Advantage Regular Income Payments. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Investment Requirements. The Guaranteed Income Benefit is purchased when you elect i4LIFE (Reg. TM) Advantage or any time during the Access Period subject to terms and conditions at that time. The minimum floor is based on the contract value at the time you elect i4LIFE (Reg.
TM) Advantange with the Guaranteed Income Benefit. Certain Living Benefit riders have features that may be used to establish the amount of the Guaranteed Income Benefit. You may use your Guaranteed Amount from Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage or your Income Base from Lincoln Lifetime IncomeSM Advantage 2.0, 4LATER (Reg. TM) Advantage Protected Funds or 4LATER (Reg. TM) Advantage to establish the Guaranteed Income Benefit at the time you terminate that rider to purchase i4LIFE (Reg.
TM) Advantage. See The Contracts - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, 4LATER (Reg. TM) Advantage Protected Funds, 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, Lincoln Lifetime IncomeSM Advantage 2.0 - i4LIFE (Reg. TM) Advantage option, and Lincoln Lifetime IncomeSM Advantage - i4LIFE (Reg. TM) Advantage option.

What is i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds? Beginning May 21, 2012, i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is an optional feature under i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit that provides a higher Guaranteed Income Benefit percentage if you adhere to certain Investment Requirements in which 100% of your contract value must be allocated among specified subaccounts. See The Contracts - Investment Requirements. All other terms and conditions of i4LIFE (Reg. TM) Advantage continue to apply to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds.

What is 4LATER (Reg. TM) Advantage? 4LATER (Reg. TM) Advantage, which may be available for purchase at an additional charge, is a way to guarantee today a minimum payout floor (a Guaranteed Income Benefit) in the future for the i4LIFE (Reg. TM) Advantage Regular Income Payments. 4LATER (Reg. TM) Advantage is purchased prior to the time you elect i4LIFE (Reg. TM) Advantage and provides a guaranteed value, the Income Base, which can be used to establish the Guaranteed Income Benefit floor in the future. 4LATER (Reg. TM) Advantage provides an initial Income Base that is guaranteed to increase at a specified percentage over the accumulation period of the annuity. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - 4LATER (Reg. TM) Advantage. This rider will no longer be available for sale beginning on or about July 2, 2012, or when the 4LATER (Reg. TM) Advantage Protected Funds rider is approved in your state, whichever is later. Please check with your registered representative for availability.

What is 4LATER (Reg. TM) Advantage Protected Funds? Beginning on or about July 2, 2012, 4LATER (Reg. TM) Advantage Protected Funds is a rider that provides an Income Base which will be used to establish the amount of the Guaranteed Income Benefit payment upon the election of the i4LIFE (Reg. TM) Advantage rider. If you elect 4LATER (Reg. TM) Advantage Protected Funds, you must later elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds feature under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) to receive a benefit from 4LATER (Reg. TM) Advantage Protected Funds. There is an additional charge for this rider, and you will be subject to certain Investment Requirements in which 100% of your contract value must be allocated among specified subaccounts. Please see the section The Contracts - Investment Requirements in your prospectus for further information.


May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The Contracts - Surrenders and Withdrawals. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service
(IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days of the date you first receive the contract. You need to return the contract, postage prepaid, to our Servicing Office. You assume the risk of any market drop on purchase payments you allocate to the variable side of the contract. See Return Privilege.

Where may I find more information about accumulation unit values? Appendix A to this prospectus provides more information about accumulation unit values.



Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.

Note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to the contract fees and expenses, the yields of any subaccount investing in a money market fund may also become extremely low and possibly negative.

The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance.



Lincoln Life & Annuity Company of New York

Lincoln New York (the Company) is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. Lincoln New York is a subsidiary of The Lincoln National Life Insurance Company (Lincoln
Life). Lincoln Life is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln New York is obligated to pay all amounts promised to policy owners under the policies.


Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your contract value, such as those associated with death benefit options and Living Benefit riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of contract value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. With respect to the issuance of the contracts, Lincoln New York does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Securities Exchange Act of 1934.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other contractowner obligations.

Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.

In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.




Variable Annuity Account (VAA)
On March 11, 1999, the VAA was established as an insurance company separate account under New York law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln New York. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their subaccounts, and they offer different benefits.



Financial Statements

The December 31, 2011 financial statements of the VAA and the December 31, 2011 financial statements of Lincoln New York are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-888-868-2583.

Investments of the Variable Annuity Account
You decide the subaccount(s) to which you allocate purchase payments. There is a separate subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.


Investment Advisers


As compensation for its services to the funds, each investment adviser for each fund receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.



Certain Payments We Receive with Regard to the Funds


With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate). It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may pay us significantly more than other funds and the amount we receive may be substantial. These percentages currently range up to 0.50%, and as of the date of this prospectus, we were receiving payments from each fund family. We (or our affiliates) may profit from these payments or use these payments for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contracts and, in our role as intermediary, the funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

The AllianceBernstein, American Century, American Funds, BlackRock, Delaware, DWS, Fidelity, Franklin Templeton, Invesco, Janus, Lincoln, MFS, PIMCO and Putnam funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans). The payment rates range up to 0.35% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.



Description of the Funds

Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Certain funds invest substantially all of their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds or master-feeder funds. Funds of funds or master-feeder structures may have higher expenses than funds that invest directly in debt or equity securities.

Certain funds may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets. The cost of these hedging strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The death benefits and Living Benefit riders offered under the contract also provide protection in the event of a market downturn. Likewise, there are additional costs associated with the death benefits and Living Benefit riders, which can limit the contract's upside participation in the markets. You should consult with your financial representative to determine which combination of investment choices and death benefit and/or rider purchases (if any) are appropriate for you.

Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.


AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.


  o Van Kampen V.I. American Franchise Fund: Long-term capital appreciation. (formerly Capital Appreciation Fund)
     This fund is not offered in contracts issued on or after May 24, 2004.


  o Core Equity Fund: Long-term growth of capital.
     This fund is not offered in contracts issued on or after May 24, 2004.

  o International Growth Fund: Long-term growth of capital.
     This fund is not offered in contracts issued on or after May 24, 2004.


AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein,
    L.P.

  o AllianceBernstein VPS Global Thematic Growth Portfolio: Long-term growth of capital.

  o AllianceBernstein VPS Growth and Income Portfolio: Long-term growth of capital.


  o AllianceBernstein VPS International Value Portfolio: Long-term growth of capital.
     This fund is not available in contracts issued on or after May 21, 2012.


  o AllianceBernstein VPS Large Cap Growth Portfolio: Long-term growth of capital.
     This fund is not offered in contracts issued on or after June 6, 2005.

  o AllianceBernstein VPS Small/Mid Cap Value Portfolio: Long-term growth of capital.


American Century Investments Variable Products, advised by American Century Investment Management, Inc.

  o Inflation Protection Fund: Long-term total return.


American Funds Insurance SeriesSM, advised by Capital Research and Management Company


  o Global Growth Fund: Long-term growth of capital.

  o Global Small Capitalization Fund: Long-term growth of capital.

  o Growth Fund: Growth of capital.

  o Growth-Income Fund: Long-term growth of capital and income.

  o International Fund: Long-term growth of capital.



BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC

  o BlackRock Global Allocation V.I. Fund: High total investment return.


Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company*

  o Diversified Income Series: Long-term total return.

  o Emerging Markets Series: Long-term capital appreciation.

  o High Yield Series: Total return and secondarily high current income.

  o Limited-Term Diversified Income Series: Long-term total return.

  o REIT Series: Total return.


  o Small Cap Value Series: Total return.

  o Smid Cap Growth Series: Total return.


  o U.S. Growth Series: Long-term capital appreciation.


  o Value Series: Long-term capital appreciation.

DWS Investments VIT Funds, advised by Deutsche Investment Management Americas, Inc. and subadvised by Northern Trust Investments, Inc.

  o DWS Equity 500 Index VIP: Replicate S&P 500 (Reg. TM) Index before deduction of expenses.

  o DWS Small Cap Index VIP: Replicate Russell 2000 (Reg. TM) Index before deduction of expenses.



DWS Variable Series II, advised by Deutsche Investment Management Americas, Inc. and subadvised by RREEF America L.L.C.

  o DWS Alternative Asset Allocation VIP Portfolio: Capital appreciation; a fund of funds.
     (formerly DWS Alternative Asset Allocation Plus VIP Portfolio)



Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company and subadvised by FMR Co., Inc.

  o Contrafund (Reg. TM) Portfolio: Long-term capital appreciation.

  o Equity-Income Portfolio: Reasonable income.
     This fund is not offered in contracts issued on or after June 6, 2005.

  o Growth Portfolio: Capital appreciation.

  o Mid Cap Portfolio: Long-term growth of capital.

  o Overseas Portfolio: Long-term growth of capital.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund and the Franklin Small-Mid Cap Growth Securities Fund, by Templeton Global Advisors Limited for the Templeton Global Bond Securities Fund and the Templeton Growth Securities Fund, and by Franklin Mutual Advisors, LLC for the Mutual Shares Securities Fund.

  o Franklin Income Securities Fund: Maximize income.

  o Franklin Small-Mid Cap Growth Securities Fund: Long-term capital growth.

  o Mutual Shares Securities Fund: Capital appreciation.

  o Templeton Global Bond Securities Fund: High current income.

  o Templeton Growth Securities Fund: Long-term capital growth.
     (Subadvised by Templeton Asset Management Limited)


Janus Aspen Series, advised by Janus Capital Management LLC


  o Balanced Portfolio: Long-term growth balanced by current income.
     This fund is not offered in contracts issued on or after June 6, 2005.


  o Enterprise Portfolio: Long-term growth.
     This fund is not offered in contracts issued on or after June 6, 2005.

  o Worldwide Portfolio: Long-term growth.
     This fund is not offered in contracts issued on or after May 24, 2004.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
    Advisors Corporation.

  o LVIP Baron Growth Opportunities Fund: Capital appreciation.
     (Subadvised by BAMCO, Inc.)

  o LVIP BlackRock Inflation Protected Bond Fund: Maximize real return. (Subadvised by BlackRock Financial Management, Inc)

  o LVIP Capital Growth Fund: Capital growth.
     (Subadvised by Wellington Management)

  o LVIP Cohen & Steers Global Real Estate Fund: Total return.
     (Subadvised by Cohen & Steers Capital Management)

  o LVIP Columbia Value Opportunities Fund: Long-term capital appreciation. (Subadvised by Columbia Management Advisors, LLC)


  o LVIP Delaware Bond Fund: Maximum current income.
     (Subadvised by Delaware Management Company)*


  o LVIP Delaware Diversified Floating Rate Fund: Total return.
     (Subadvised by Delaware Management Company)*

  o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund: Long-term capital growth.
     (Subadvised by Delaware Management Company)*

  o LVIP Delaware Growth and Income Fund: Capital appreciation.
     (Subadvised by Delaware Management Company)*

  o LVIP Delaware Social Awareness Fund: Capital appreciation.
     (Subadvised by Delaware Management Company)*

  o LVIP Delaware Special Opportunities Fund: Capital appreciation. (Subadvised by Delaware Management Company)*


  o LVIP Dimensional Non-U.S. Equity Fund: Capital appreciation; a fund of funds.

  o LVIP Dimensional U.S. Equity Fund: Capital appreciation; a fund of funds.

  o LVIP Dimensional/Vanguard Total Bond Fund: Total return consistent with capital appreciation.
     (formerly LVIP Total Bond Fund)


  o LVIP Global Income Fund: Current income consistent with preservation of capital.
     (Subadvised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)

  o LVIP J.P. Morgan High Yield Fund: High level of current income. (Subadvised by J.P. Morgan Investment Management, Inc.)


  o LVIP Janus Capital Appreciation Fund: Long-term growth of capital. (Subadvised by Janus Capital Management LLC)

  o LVIP MFS International Growth Fund: Long-term capital appreciation. (Subadvised by Massachusetts Financial Services Company)


  o LVIP MFS Value Fund: Capital appreciation.
     (Subadvised by Massachusetts Financial Services Company)

  o LVIP Mid-Cap Value Fund: Long-term capital appreciation.
     (Subadvised by Wellington Management)

  o LVIP Mondrian International Value Fund: Long-term capital appreciation. (Subadvised by Mondrian Investment Partners, Limited)

  o LVIP Money Market Fund: Current income/Preservation of capital. (Subadvised by Delaware Management Company)*


  o LVIP SSgA Bond Index Fund: Replicate Barclays Capital U.S. Aggregate Bond Index.

     (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA Conservative Index Allocation Fund: Current income and growth of capital; a fund of funds.

  o LVIP SSgA Conservative Structured Allocation Fund: Current income and growth of capital; a fund of funds.


  o LVIP SSgA Developed International 150 Fund: Long-term capital appreciation.

     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Emerging Markets 100 Fund: Long-term capital appreciation. (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA Global Tactical Allocation Fund: Long-term growth of capital; a fund of funds.

     (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA International Index Fund: Replicate broad market index of non-U.S. foreign securities.
     (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA Large Cap 100 Fund: Long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA Moderate Index Allocation Fund: Current income and growth of capital; a fund of funds.

  o LVIP SSgA Moderate Structured Allocation Fund: Current income and growth of capital; a fund of funds.

  o LVIP SSgA Moderately Aggressive Index Allocation Fund: Current income and growth of capital; a fund of funds.

  o LVIP SSgA Moderately Aggressive Structured Allocation Fund: Current income and growth of capital; a fund of funds.


  o LVIP SSgA Small/Mid Cap 200 Fund: Long-term capital appreciation. (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA S&P 500 Index Fund: Replicate S&P 500 Index.**

     (Subadvised by SSgA Funds Management, Inc.)

  o LVIP SSgA Small-Cap Index Fund: Replicate Russell 2000 (Reg. TM) Index. (Subadvised by SSgA Funds Management, Inc.)

  o LVIP T. Rowe Price Growth Stock Fund: Long-term growth of capital. (Subadvised by T. Rowe Price Associates, Inc.)

  o LVIP T. Rowe Price Structured Mid-Cap Growth Fund: Maximum capital appreciation.
     (Subadvised by T. Rowe Price Associates, Inc.)


  o LVIP Templeton Growth Fund: Long-term growth of capital.
     (Subadvised by Templeton Investment Counsel, LLC)


  o LVIP Turner Mid-Cap Growth Fund: Capital appreciation.
     (Subadvised by Turner Investment Partners)


  o LVIP Vanguard Domestic Equity ETF Fund: Capital appreciation; a fund of funds.

  o LVIP Vanguard International Equity ETF Fund: Capital appreciation; a fund of funds.

  o LVIP Wells Fargo Intrinsic Value Fund: Reasonable income by investing in income-producing equity securities.

    (Subadvised by Metropolitan West Capital Management)
     This fund is not offered in contracts issued before June 6, 2005.


  o LVIP Protected Profile 2010 Fund: Total return with emphasis on high current income; a fund of funds.

  o LVIP Protected Profile 2020 Fund: Total return with increased emphasis on capital preservation as target date approaches; a fund of funds.

  o LVIP Protected Profile 2030 Fund: Total return with increased emphasis on capital preservation as target date approaches; a fund of funds.

  o LVIP Protected Profile 2040 Fund: Total return with increased emphasis on capital preservation as target date approaches; a fund of funds.

  o LVIP Protected Profile Conservative Fund: High current income and growth of capital; a fund of funds.
     (formerly LVIP Conservative Profile Fund)

  o LVIP Protected Profile Growth Fund: Balance between high current income and growth of capital; a fund of funds.
     (formerly LVIP Moderately Aggressive Profile Fund)

  o LVIP Protected Profile Moderate Fund: Balance between high current income and growth of capital; a fund of funds.
     (formerly LVIP Moderate Profile Fund)



MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial
    Services Company

  o Core Equity Series: Capital appreciation.
     This fund is not offered in contracts issued on or after June 6, 2005.

  o Growth Series: Capital appreciation.

  o Total Return Series: Total return.

  o Utilities Series: Total return.


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management, Inc., and subadvised by Neuberger Berman, LLC.

  o Mid-Cap Growth Portfolio: Capital appreciation.


  o Mid-Cap Intrinsic Value Portfolio: Long-term growth.
     (formerly Regency Portfolio)



PIMCO Variable Insurance Trust, advised by PIMCO

  o PIMCO VIT Commodity RealReturnStrategy (Reg. TM) Portfolio: Maximum real return.



Putnam Variable Trust, advised by Putnam Investment Management, LLC

  o Global Health Care Fund: Capital appreciation.
    (Subadvised by Putnam Advisory Company, LLC and Putnam Investments
    Limited)
     This fund is not offered in contracts issued on or after May 24, 2004

  o Growth & Income Fund: Capital growth and current income.
     (Subadvised by Putnam Investments Limited)

     This fund is not offered in contracts issued on or after May 24, 2004.

* Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.


** "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", Standard & Poor's 500
   (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.



Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.


Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.

We also may:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.



Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:

 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services - See Additional Services and the SAI for more information on these programs);
 o maintaining records;
 o administering annuity payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services; and
 o furnishing telephone and electronic fund transfer services.

The risks we assume include:

 o the risk that annuitants receiving annuity payouts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);

 o the risk that lifetime payments to individuals from Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage or guaranteed withdrawals under Lincoln Lifetime IncomeSM Advantage 2.0 will exceed the contract value;

 o the risk that death benefits paid will exceed the actual contract value;
 o the risk that, if i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit or 4LATER (Reg. TM) Guaranteed Income Benefit is in effect, the required Regular Income Payments will exceed the Account Value; and

 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Deductions from the VAA



For the base contract, we apply to the average daily net asset value of the subaccounts a charge which is equal to an annual rate of:


                                           With Enhanced              Guarantee of
                                           Guaranteed Minimum         Principal Death
                                           Death Benefit (EGMDB)      Benefit (GOP)
                                           -----------------------    ----------------
o   Mortality and expense risk charge              1.50%                   1.40%
o   Administrative charge                          0.15%                   0.15%
                                                    ----                    ----
o   Total annual charge for each
    subaccount                                     1.65%                   1.55%

Account Fee


During the accumulation period, we will deduct an account fee of $30 from the contract value on each contract anniversary to compensate us for the administrative services provided to you; this $30 account fee will also be deducted from the contract value upon surrender. This fee will be waived after the fifteenth contract year. The account fee will be waived for any contract with a contract value that is equal to or greater than $50,000 on the contract anniversary. We do not assess the account fee on contracts issued prior to October 1, 2003.



Transfer Fee

We reserve the right to charge a fee of up to $25 for the 13th and each additional transfer during any contract year, excluding automatic dollar cost averaging, portfolio rebalancing and cross-reinvestment transfers. The transfer charge will not be imposed on the first 12 transfers during the contract year.


Rider Charges

A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement.


Lincoln Lifetime IncomeSM Advantage 2.0 Charge. While this rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage 2.0. The rider charge is currently equal to an annual rate of 1.05% (0.2625% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 single life option and 1.25% (0.3125% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 joint life option. There is no additional charge for Lincoln Lifetime IncomeSM Advantage
2.0 Protected Funds over and above the charge for Lincoln Lifetime IncomeSM Advantage 2.0.

The charge is applied to the Income Base (initial purchase payment if purchased at contract issue, or contract value at the time of election) as increased for subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements, and decreased for Excess Withdrawals. We will deduct the cost of this rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each subaccount of the contract on the valuation date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base section for a discussion and example of the impact of the changes to the Income Base.


The annual rider percentage charge may increase each time the Income Base increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. An Automatic Annual Step-up is a feature that will increase the Income Base to equal the contract value on a Benefit Year anniversary if all conditions are met. The Benefit Year is a 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the step-up, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

The 5% Enhancement to the Income Base (less purchase payments received in that year) occurs if a 10-year Enhancement Period is in effect as described further in the Lincoln Lifetime IncomeSM Advantage 2.0 section. During the first ten Benefit Years an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider percentage charge but will increase the dollar amount of the charge. After the 10th Benefit Year anniversary the annual rider percentage charge may increase each time the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. If your percentage charge is increased, you may opt-out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the 5% Enhancement, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement.

The rider percentage charge will increase to the then current rider percentage charge, if after the first Benefit Year anniversary, cumulative purchase payments added to the contract, equal or exceed $100,000. You may not opt-out of this rider charge increase. See The Contracts - Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0 - Income Base.


The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.

If the contract value is reduced to zero while the contractowner is receiving a Guaranteed Annual Income, no rider charge will be deducted.


Lincoln Lifetime IncomeSM Advantage Charge. While this rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage. The rider charge is currently equal to an annual rate of 0.90% of the Guaranteed Amount (0.225% quarterly) . For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative purchase payments received after the first Benefit Year anniversary equal or exceed $100,000. See The Contracts - Lincoln Lifetime IncomeSM Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

The charge is applied to the Guaranteed Amount as increased for subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. The 200% Step-up is not available for riders purchased on or after October 5, 2009. We will deduct the cost of this rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each subaccount of the contract on the valuation date the rider charge is assessed. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln Lifetime IncomeSM Advantage Guaranteed Amount section for a discussion and example of the impact of the changes to the Guaranteed Amount.

The annual rider percentage charge may increase each time the Guaranteed Amount increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 1.50% of the Guaranteed Amount. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. This opt out will only apply for this particular Automatic Annual Step-up and is not available if additional purchase payments would cause your charge to increase (see below). You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

An increase in the Guaranteed Amount as a result of the 5% Enhancement or 200% Step-up will not cause an increase in the annual rider percentage charge but will increase the dollar amount of charge.

Once cumulative additional purchase payments into your annuity contract after the first Benefit Year equal or exceed $100,000, any additional purchase payment will potentially cause the charge for your rider to change to the current charge in effect on the next Benefit Year anniversary, but the charge will never exceed the guaranteed maximum annual charge. The new charge will become effective on the Benefit Year anniversary.

The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.


If the Guaranteed Amount is reduced to zero while the contractowner is receiving a lifetime Maximum Annual Withdrawal, no rider charge will be deducted.

As of December 31, 2010, this rider is no longer available for purchase.


4LATER (Reg. TM) Advantage Protected Funds Charge. While this rider is in effect, there is a charge for the 4LATER (Reg. TM) Advantage Protected Funds. The rider charge is currently equal to an annual rate of 1.05% (0.2625% quarterly) for the single life option and 1.25% (0.3125% quarterly) for the joint life option.

The charge is applied to the Income Base (initial purchase payment if purchased at contract issue, or contract value at the time of election) as increased for subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements and decreased for withdrawals. We will deduct the cost of this rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each subaccount of the contract on the valuation date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to the 4LATER (Reg. TM) Advantage Protected Funds Income Base section for a discussion and example of the impact of the changes to the Income Base.

The annual rate for the charge may increase each time the Income Base increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. An Automatic Annual Step-up is a feature that will increase the Income Base to equal the contract value on a Benefit Year anniversary if all conditions are met. The Benefit Year is a 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Therefore, your percentage charge could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt-out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the step-up, your current charge will remain in effect and the Income Base will be returned to the prior Income Base subject to withdrawals. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

The 5% Enhancement to the Income Base (less purchase payments received in that year) occurs if a 10-year Enhancement Period is in effect as described further in the 4LATER (Reg. TM) Advantage Protected Funds section. During the first 10 Benefit Years an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider percentage charge but will increase the dollar amount of charge. After the 10th Benefit Year anniversary the percentage charge may increase each time the Income Base increases as a result of the 5% Enhancement, but the percentage charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. If your percentage charge is increased, you may opt-out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the 5% Enhancement, your current percentage charge will remain in effect and the Income Base will be returned to the prior Income Base adjusted for withdrawals. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement.

The percentage charge will increase to the then current annual percentage charge, if after the first Benefit Year anniversary, cumulative purchase payments added to the contract equal or exceed $100,000. You may not opt-out of this rider charge increase. See the 4LATER (Reg. TM) Advantage Protected Funds
- Income Base. The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.

Lincoln SmartSecurity (Reg. TM) Advantage Charge. While this rider is in effect, there is a charge for the Lincoln SmartSecurity (Reg. TM) Advantage. The rider charge is currently equal to an annual rate of:

1) 0.65% of the Guaranteed Amount (0.1625% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option (for riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.45% to 0.65% upon the next election of a step-up of the Guaranteed Amount); or

2) 0.65% of the Guaranteed Amount (0.1625% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, single life option (and also the prior version of Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up); or

3) 0.80% of the Guaranteed Amount (0.2000% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, joint life option. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

If you purchase this rider in the future, the percentage charge will be the current charge in effect at the time of purchase. As of January 16, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up Option is no longer available for purchase.

The charge is applied to the Guaranteed Amount (initial purchase payment, if purchased at contract issue, or contract value at the time of election) as increased for subsequent purchase payments and step-ups and decreased for withdrawals. We will deduct the cost of this rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each subaccount of the contract on the valuation date the rider charge is assessed. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln SmartSecurity (Reg. TM) Advantage, Guaranteed Amount section, for a discussion and example of the impact of changes to the Guaranteed Amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary up to and including the 10th Benefit Year if conditions are met as described in the Lincoln SmartSecurity (Reg. TM) Advantage section. Additional 10-year periods of step-ups may be elected. The annual rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount within the 10-year period.

If you elect to step-up the Guaranteed Amount for another 10-year step-up period (including if we administer the step-up election for you or if you make a change from a joint life to a single life option after a death or divorce), a pro-rata deduction of the rider charge based on the Guaranteed Amount immediately prior to the step-up will be made on the valuation date of the step-up. This deduction covers the cost of the rider from the time of the previous deduction to the date of the step-up. After a contractowner's step-up, we will deduct the rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the valuation date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge of 0.95% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or 1.50% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg.
TM) Advantage - 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The rider charge will be discontinued upon the earlier of the Annuity Commencement Date, election of i4LIFE (Reg. TM) Advantage or termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider or surrender of the contract.

Rider Charge Waiver. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the rider charge may be waived. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, no rider charge waiver is available with the single life and joint life options. The earlier version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.

Whenever the above conditions are met, on each valuation date the rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this rider or on the most recent step-up date; and (2) purchase payments made after the step-up, then the quarterly rider charge will be waived. If the withdrawals have been more than 10%, then the rider charge will not be waived.

4LATER (Reg. TM) Advantage Charge. Prior to the Periodic Income Commencement Date (which is defined as the valuation date the initial Regular Income Payment under i4LIFE (Reg. TM) Advantage is determined), the annual 4LATER (Reg. TM) charge is currently 0.65% of the Income Base. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. The Income Base (an amount equal to the initial purchase payment if purchased at contract issue, or contract value at the time of election if elected after the contract effective date), as adjusted, is a value that will be used to calculate the 4LATER (Reg.
TM) Guaranteed Income Benefit. The Income Base is increased for subsequent purchase payments, automatic 15% enhancements and resets, and decreased for withdrawals. An amount equal to the quarterly 4LATER (Reg. TM) rider charge multiplied by the Income Base will be deducted from the subaccounts on every third month anniversary of the later of the 4LATER (Reg. TM) rider effective date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each subaccount on the valuation date the 4LATER (Reg. TM) rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional purchase payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a reset to the current Account Value. If you purchase 4LATER (Reg. TM) in the future, the percentage charge will be the charge in effect at the time you elect 4LATER (Reg. TM).

Upon a reset of the Income Base, a pro-rata deduction of the 4LATER (Reg. TM) rider charge based on the Income Base immediately prior to the reset will be made on the valuation date of the reset. This deduction covers the cost of the 4LATER (Reg. TM) rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER (Reg. TM) rider charge for the reset Income Base on a quarterly basis, beginning on the valuation date on or next following the three-month anniversary of the reset. At the time of the reset, the annual charge will be the current charge in effect for new purchases of 4LATER (Reg. TM) at the time of reset, not to exceed the guaranteed maximum charge of 1.50% of the Income Base. If you never elect to reset your Income Base, your 4LATER (Reg. TM) rider percentage charge will never change, although the amount we deduct will change as your Income Base changes.

Prior to the Periodic Income Commencement Date, a pro-rata amount of the 4LATER (Reg. TM) rider charge will be deducted upon termination of the 4LATER (Reg.
TM) rider for any reason other than death. On the Periodic Income Commencement Date, a pro-rata deduction of the 4LATER (Reg. TM) rider charge will be made to cover the cost of 4LATER (Reg. TM) since the previous deduction.

On or about July 2, 2012, this rider is no longer available for purchase.

i4LIFE (Reg. TM) Advantage Charge. While this rider is in effect, there is a daily charge for i4LIFE (Reg. TM) Advantage. i4LIFE (Reg. TM) Advantage is subject to a daily charge that is based on your Account Value. The initial Account Value is your contract value on the valuation date i4LIFE (Reg. TM) Advantage becomes effective, less any applicable premium taxes. During the Access Period, your Account Value on a valuation date equals the total value of all of the contractowner's accumulation units plus the contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made, as well as withdrawals. i4LIFE (Reg.
TM) Advantage provides Regular Income Payments for your life, subject to certain conditions, during two time periods: the Access Period and the Lifetime Income Period. During the Access Period, you have access to your Account Value. You select when the Access Period begins and ends at the time you elect i4LIFE (Reg. TM) Advantage. The Lifetime Income Period begins immediately after the Access Period ends. The Lifetime Income Period ends when you die (or upon the death of a Secondary Life, if any).

The annual rate of the i4LIFE (Reg. TM) Advantage charge during the Access Period is: 1.90% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 1.95% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.10% for the i4LIFE (Reg. TM) Advantage EGMDB. During the Lifetime Income Period, the charge for all death benefit options is 1.90%. This charge consists of a mortality and expense risk charge, and an administrative charge. These charges replace the Separate Account Annual Expenses for the base contract. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 and 4LATER (Reg. TM) Advantage Protected Funds pay different charges for i4LIFE (Reg. TM) Advantage. i4LIFE (Reg. TM) Advantage will become effective as of the next valuation date after we receive a completed election form in good order at our Servicing Office. We will begin deducting the charge at that time. Refer to the i4LIFE (Reg. TM) Advantage section for explanations of the Account Value, the Access Period, and the Lifetime Income Period.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit Charge. The Guaranteed Income Benefit (version 4) which is available for purchase with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.65% of the Account Value (0.50% for versions 1, 2 and 3) (single life option), which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.55% (2.40% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 2.60% (2.45% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.75% (2.60% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage EGMDB.

If you elect the joint life option, the charge for the Guaranteed Income Benefit (version 4) which is purchased with i4LIFE (Reg. TM) Advantage will be subject to a current annual charge of 0.85% of the Account Value which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.75% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 2.80% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.95% for the i4LIFE (Reg. TM) Advantage EGMDB. These charges replace the Separate Account Annual Expenses for the base contract. There is no additional charge for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds over and above the charge for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4).

The Guaranteed Income Benefit percentage charge will not change until there is an automatic step up of the Guaranteed Income Benefit (version 4) or you elect an additional step-up period (version 2 and version 3) during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus). At the time of the step-up the Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 2.00% (version 4) or 1.50% (version 2 and version 3) of the Account Value. If we automatically administer the step-up (version 4) or step-up period election (versions 2 or 3) for you and your percentage charge is increased, you may ask us to reverse the step-up or the step-up period election by giving us notice within 30 days after the date on which the step-up or the step-up period election occurred. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up or the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. For version 2 and version 3, you will have no more step-ups unless you notify us that you wish to start a new step-up period (described in the i4LIFE (Reg. TM) Advantage section of this prospectus). For version 4, future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up. Version 1 does not step-up; therefore the charge does not change.

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.


i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit is only available for purchase in contracts issued prior to June 30, 2009.


i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds. Purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds may carry over certain features of the Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds rider to elect i4LIFE (Reg. TM)Advantage with Guaranteed Income Benefit (version 4). If you make this election, then the current Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds charge will be your initial charge for i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit (version 4). This charge is in addition to the daily mortality and expense risk and administrative charge of the base contract for your death benefit option set out under Deductions of the VAA. The charges and calculations described earlier for i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit will not apply.

For purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds, the charges for i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit (version 4) are combined into a single charge that is deducted quarterly, starting with the first three-month anniversary of the effective date of i4LIFE (Reg. TM) Advantage and every three months thereafter. The current initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is equal to an annual rate of 1.05% (0.2625% quarterly) for the single life option and 1.25% (0.3125% quarterly) for the joint life option. The charge is a percentage of the greater of the Income Base (the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base less the Lincoln Lifetime IncomeSM Advantage 2.0 Guaranteed Annual Income amounts paid since the last Automatic Step-up or 4LATER (Reg. TM) Advantage Protected Funds Income Base), or the Account Value. Refer to Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds for a description of the Income Base. The total annual subaccount charges of 1.65% for the EGMDB and 1.55% for the Guarantee of Principal death benefit also apply. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds are guaranteed that in the future the guaranteed maximum initial charge for both i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit (version 4) will be the guaranteed maximum charge then in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds.

The charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds will not change until there is an automatic step-up of the Guaranteed Income Benefit (described later in the i4LIFE (Reg.
TM) Advantage section of this prospectus). At such time, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increased and 2) the charge will also increase by the percentage of any increase to the Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds current charge rate. (The Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds charge continues to be used as a factor in determining the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.) The charge rate is based upon surrender experience, mortality experience, contractowner investment experience, solvency and profit margins, and the goals and objectives of the Lincoln hedging experience. Significant changes in one or more of these categories could result in an increase in the charge. This means that the charge may change annually. The charge may also be reduced if a withdrawal above the Regular Income Payment is taken. The dollar amount of the rider charge will be reduced in the same proportion that the withdrawal reduced the Account Value. The annual dollar amount is divided by four (4) to determine the quarterly charge.

The following example shows how the initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 and 4LATER (Reg. TM) Advantage Protected Funds is calculated as well as adjustments due to increases to the Guaranteed Income Benefit (version 4) and the Lincoln Lifetime IncomeSM Advantage 2.0 charge. The example is a nonqualified contract and assumes the contractowner is 65 years old on the effective date of electing the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). Pursuant to the provisions of the Guaranteed Income Benefit (version 4) the initial Guaranteed Income Benefit is set at 4% of the Income Base based upon the contractowner's age (see Guaranteed Income Benefit (version 4) for a more detailed description). The example also assumes that the current charge for Lincoln Lifetime IncomeSM Advantage 2.0 is 1.05%. The first example demonstrates how the initial charge is determined for an existing contract with an Account Value and Income Base. (The same calculation method applies to purchasers of 4LATER (Reg. TM) Advantage Protected Funds except for the different initial Guaranteed Income Benefit rates set forth in the Guaranteed Income Benefit (version 4) description later in this prospectus.)





  1/1/10   Initial i4LIFE (Reg. TM) Advantage Account Value                                       $ 100,000
  1/1/10   Income Base as of the last valuation date under Lincoln Lifetime IncomeSM              $ 125,000
           Advantage 2.0
  1/1/10   Initial Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit    $1,312.50
           (version 4) ($125,000 * 1.05% current charge for Lincoln Lifetime IncomeSM
           Advantage 2.0) (charge is assessed against the Income Base since it is larger than the Account Value)
  1/2/10   Amount of initial i4LIFE (Reg. TM) Advantage Regular Income Payment (an example of     $   5,066
           how the Regular Income Payment is calculated is shown in the SAI)
  1/2/10   Initial Guaranteed Income Benefit (4% * $125,000 Income Base)                          $   5,000

The next example shows how the charge will increase if the Guaranteed Income Benefit is stepped up to 75% of the Regular Income Payment.





  1/2/11   Recalculated Regular Income Payment (due to market gain in Account Value)               $   6,900
  1/2/11   New Guaranteed Income Benefit (75% * $6,900 Regular Income Payment)                     $   5,175
  1/2/11   Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version    $1,358.44
           4) ($1,312.50 * ($5,175/$5,000)) Prior charge * [ratio of increased
           Guaranteed Income Benefit to prior Guaranteed Income Benefit]



If the Lincoln Lifetime IncomeSM Advantage 2.0 charge has also increased, subject to a maximum charge of 2.00%, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) charge will increase upon a step-up. (The Lincoln Lifetime IncomeSM Advantage 2.0 charge continues to be used in the calculation of the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.)



Continuing the above example:




  1/2/11   Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version    $1,358.44
              4)
  1/2/12   Recalculated Regular Income Payment (due to Account Value increase)                     $   7,400
  1/2/12   New Guaranteed Income Benefit (75% * $7,400 Regular Income Payment)                     $   5,550
           Assume the Lincoln Lifetime IncomeSM Advantage 2.0 charge increases from
           1.05% to 1.15%.
  1/2/12   Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit             $1,595.63
           ($1,358.44 * ($5,550/$5,175) * (1.15%/1.05%))


The new annual charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is $1,595.63 which is equal to the current annual charge of $1,358.44 multiplied by the percentage increase of the Guaranteed Income Benefit ($5,550/$5,175) times the percentage increase to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge (1.15%/1.05%).


If the Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds percentage charge is increased, we will notify you in writing. You may contact us in writing or at the telephone number listed on the first page of this prospectus to reverse the step-up within 30 days after the date on which the step-up occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. If the Guaranteed Income Benefit increased due to the step-up we would decrease the Guaranteed Income Benefit to the Guaranteed Income Benefit in effect before the step-up occurred, reduced by any Excess Withdrawals. Future step-ups as described in the rider would continue.

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, i4LIFE (Reg. TM) Advantage will also be terminated and the i4LIFE (Reg. TM) Advantage and Guaranteed Income Benefit charge will cease.

i4LIFE (Reg. TM) Advantage with 4LATER (Reg. TM) Guaranteed Income Benefit Charge for purchasers who previously purchased 4LATER (Reg. TM) Advantage. The 4LATER (Reg. TM) Guaranteed Income Benefit for purchasers who previously purchased 4LATER (Reg. TM) Advantage is subject to a current annual charge of 0.65% of the Account Value, which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.55% for the i4LIFE (Reg. TM) Account Value death benefit; 2.60% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.75% for the EGMDB. (For riders purchased before January 20, 2009, the current annual percentage charge is 0.50%, but will increase to 0.65% upon the next election to reset the Income Base.) These charges apply only during the i4LIFE (Reg. TM) Advantage payout phase.

On and after the Periodic Income Commencement Date, the 4LATER (Reg. TM) Guaranteed Income Benefit charge will be added to the i4LIFE (Reg. TM) charge as a daily percentage of average Account Value. This is a change to the calculation of the 4LATER (Reg. TM) charge because after the Periodic Income Commencement Date, when the 4LATER (Reg. TM) Guaranteed Income Benefit is established, the Income Base is no longer applicable. The percentage 4LATER (Reg. TM) charge is the same immediately before and after the Periodic Income Commencement Date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the Periodic Income Commencement Date and then multiplied by the average daily Account Value after the Periodic Income Commencement Date.

After the Periodic Income Commencement Date, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will not change unless the contractowner elects additional 15-year step-up periods during which the 4LATER (Reg. TM) Guaranteed Income Benefit (described later) is stepped-up to 75% of the current Regular Income Payment. At the time you elect a new 15-year step-up period, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of Account Value.

After the Periodic Income Commencement Date, if the 4LATER (Reg. TM) Guaranteed Income Benefit is terminated, the 4LATER (Reg. TM) Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.

Guaranteed Income Benefit Charge for Lincoln Lifetime IncomeSM Advantage purchasers. For purchasers of Lincoln Lifetime IncomeSM Advantage who terminate their rider and purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (version 2 or 3 as stated in your rider), the Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.50% of the Account Value, which is added to the i4LIFE (Reg.
TM)Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.40% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 2.45% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.60% for the i4LIFE (Reg. TM) Advantage EGMDB.

Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed that in the future the guaranteed maximum charge for the Guaranteed Income Benefit will be the guaranteed maximum charge then in effect at the time that they purchase the Lincoln Lifetime IncomeSM Advantage.


The Guaranteed Income Benefit percentage charge will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later). At the time you elect a new step-up period, the percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your percentage charge is increased, you may ask us to reverse the step-up period election by giving us notice within 30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up period election occurred. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus).

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.



Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 3.5%. Currently, there is no premium tax levied for New York residents.


Other Charges and Deductions

We may apply an interest adjustment to amounts being withdrawn, surrendered or transferred from a guaranteed period account only (except for dollar cost averaging, portfolio rebalancing, cross-reinvestment, withdrawals up to the Maximum Annual Withdrawal amount under the Lincoln SmartSecurity (Reg. TM) Advantage and regular income payments under i4LIFE (Reg. TM) Advantage). See Fixed Side of the Contract.

The mortality and expense risk and administrative charge of 1.40% of the value in the VAA will be assessed on all variable annuity payouts (except for the i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.


There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.


Additional Information

The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.

The Contracts

Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the Contracts.


When a completed application and all other information necessary for processing a purchase order is received in good order at our Servicing Office, an initial purchase payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial purchase payment to your agent, we will not begin processing your purchase order until we receive the application and initial purchase payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the purchase payment will be returned immediately. Once the application is complete, we will allocate your initial purchase payment within two business days.



Who Can Invest

To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the contractowner, joint owner and annuitant must be under age 86. Certain death benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a purchase payment and/or freeze a contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or death benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the contractowner, and held in that account until instructions are received from the appropriate regulator.

Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The contract may not be resold, traded on any stock exchange, or sold on any secondary market.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.


Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Purchase Payments


You may make purchase payments to the contract at any time, subject to certain conditions. You are not required to make any additional purchase payments after the initial purchase payment. There may be some restrictions on making additional purchase payments if you purchased a Living Benefit rider. See the Living Benefit Riders section of this prospectus for additional information. The minimum initial purchase payment is $10,000. The minimum annual amount for additional purchase payments is $300. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a purchase payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the purchase payment to you. Purchase payments totaling $2 million or more are subject to Home Office approval. We may surrender your contract in accordance with New York law, if your contract value drops below $2,000 for any reason, including if your contract value drops due to the performance of the subaccounts you selected. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit riders. Purchase payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the contract, or the death of the contractowner, whichever comes first. Upon advance written notice, we reserve the right to limit purchase payments made to the contract.

Valuation Date

Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.


Allocation of Purchase Payments

Purchase payments allocated to the variable account are placed into the VAA's subaccounts, according to your instructions. You may also allocate purchase payments in the fixed account, if available.


The minimum amount of any purchase payment which can be put into any one subaccount is $20. The minimum amount of any purchase payment which can be put into a Guaranteed Period of the fixed account is $2,000, subject to state approval.


If we receive your purchase payment from you or your broker-dealer in good order at our Servicing Office prior to 4:00 p.m., New York time, we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If we receive your purchase payment in good order at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. If you submit your purchase payment to your representative, we will generally not begin processing the purchase payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your purchase payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your purchase payment to us, and your purchase payment was placed with your broker-dealer prior to 4:00 p.m., New York time, then we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If your purchase payment was placed with your broker-dealer at or after 4:00 p.m. New York time, then we will use the accumulation unit value computed on the next valuation date.

The number of accumulation units determined in this way is not impacted by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


Valuation of Accumulation Units

Purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2. The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.


The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period. Contracts with different features have different daily charges, and therefore, will have different corresponding accumulation unit values on any given day. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.



Transfers On or Before the Annuity Commencement Date

After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one subaccount to another. A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received. Currently, there is no charge to you for a transfer. However, we reserve the right to impose a $25 fee for transfers after the first 12 times during a contract year. Transfers are limited to twelve (12) (within and/or between the variable and fixed subaccounts) per contract year unless otherwise authorized by Lincoln New York. Lincoln New York reserves the right to require a 30 day minimum time period between each transfer. Transfers made as a part of an automatic transfer program will not be counted against these twelve transfers.

The minimum amount which may be transferred between subaccounts is $300 (or the entire amount in the subaccount, if less than $300). If the transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total balance of the subaccount.

A transfer request may be made to our Servicing Office using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the contractowner on the next valuation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Servicing Office.

Requests for transfers will be processed on the valuation date that they are received when they are received in good order at our Servicing Office before the end of the valuation date (normally 4:00 p.m. New York time). If we receive a transfer request in good order at or after 4:00p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.

If your contract offers a fixed account, you may also transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the subaccount if less than $2,000. However, if a transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total amount to the fixed side of the contract.


You may also transfer part of the contract value from a fixed account to the variable subaccount(s) subject to the following restrictions:
 o total fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
 o the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.

Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE (Reg. TM) Advantage transfers) may be subject to interest adjustments, if applicable. For a description of the interest adjustment, see the Fixed Side of the Contract - Guaranteed Periods and Interest Adjustments.

Because of these restrictions, it may take several years to transfer all of the contract value in the fixed accounts to the variable subaccounts. You should carefully consider whether the fixed account meets your investment criteria.


Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.


Market Timing


Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may affect other contractowners or fund shareholders.


In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among subaccounts. While we reserve the right to enforce these policies and procedures, contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures.

We cannot guarantee that the funds (and thus our contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.


Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccount to subaccount to comply with specific fund policies and procedures.


We may increase our monitoring of contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same contractowner if that contractowner has been identified as a market timer. For each contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.


Once a contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the contractowner in writing that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the contract year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that contractowner's particular transfers.


Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of contractowners determined to be engaged in such transfer activity that may adversely affect other contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all contractowners. An exception for any contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all contractowners or as applicable to all contractowners investing in underlying funds.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date


You may transfer all or a portion of your investment in one subaccount to another subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per contract year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment. Once elected, the fixed annuity payment is irrevocable.

These provisions also apply during the i4LIFE (Reg. TM) Advantage Lifetime Income Period. See i4LIFE (Reg. TM) Advantage.



Ownership

The owner on the date of issue will be the person or entity designated in the contract specifications. If no owner is designated, the annuitant(s) will be the owner. The owner may name a joint owner.


As contractowner, you have all rights under the contract. According to New York law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Assignments may have an adverse impact on any death benefits or Living Benefits in this product. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.



Joint Ownership

If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.


Annuitant


The following rules apply prior to the Annuity Commencement Date. You may name only one annuitant [unless you are a tax-exempt entity, then you can name two joint annuitants]. You (if the contractowner is a natural person) have the right to change the annuitant at any time by notifying us of the change, however we reserve the right to approve all annuitant changes. This may not be allowed if certain riders are in effect. The new annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the death benefits or living benefits. See The Contracts - Death Benefit. A contingent annuitant may be named or changed by notifying us in writing. Contingent annuitants are not allowed on contracts owned by non-natural owners. On or after the Annuity Commencement Date, the annuitant or joint annuitants may not be changed and contingent annuitant designations are no longer applicable.



Surrenders and Withdrawals


Before the Annuity Commencement Date, we will allow the surrender of the contract or a withdrawal of the contract value upon your written request on an approved Lincoln distribution request form (available from the Servicing Office), subject to the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date depend on the annuity payout option selected.

The amount available upon surrender/withdrawal is the contract value less any applicable charges, fees, and taxes at the end of the valuation period during which the written request for surrender/withdrawal is received in good order at the Servicing Office. If we receive a surrender or withdrawal request in good order at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total contract value. Surrenders and withdrawals from the fixed account may be subject to the Interest Adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Servicing Office. The payment may be postponed as permitted by the 1940 Act.

As of January 17, 2012, we will no longer offer SecureLine (Reg. TM) for withdrawals or surrenders. SecureLine (Reg. TM) is an interest bearing account established from the proceeds payable on a policy or contract administered by us. We will, however, continue to offer SecureLine (Reg. TM) for death benefit proceeds. Please see the General Death Benefit Information section in this prospectus for more information about SecureLine (Reg. TM).


The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal Tax Matters - Taxation of Withdrawals and Surrenders.


Additional Services

These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one after appropriate notice to contractowners. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Servicing Office. For further detailed information on these services, please see Additional Services in the SAI.


Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable subaccounts into the variable subaccounts on a monthly basis or in accordance with other terms we make available.

You may elect to participate in the DCA program at the time of application or at anytime before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged is $1,500 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the Annuity Commencement Date;
 o the value of the amount being DCA'd is depleted; or

 o you cancel the program by written request or by telephone if we have your telephone authorization on file.


We reserve the right to restrict access to this program at any time.


A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional purchase payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional purchase payments will be credited with interest at the standard DCA rate at the time. If you cancel the DCA program, your remaining contract value in the DCA program will be allocated to the variable subaccounts according to your allocation instructions. We reserve the right to discontinue or modify this program at any time. DCA does not assure a profit or protect against loss.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your contract value. Withdrawals under AWS are subject to applicable Interest Adjustments. See Fixed Side of the Contract - Interest Adjustment.


The cross-reinvestment service automatically transfers the contract value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals. You specify the applicable subaccounts, the baseline amount and the interval period.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.

Only one of the three additional services (DCA, cross-reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross-reinvestment running simultaneously.



Asset Allocation Models


Your registered representative may discuss asset allocation models with you to assist you in deciding how to allocate your purchase payments among the various subaccounts and/or the fixed account. The models listed below were designed and prepared by the Company, in consultation with SSgA Funds Management, Inc., for use by Lincoln Financial Distributors, Inc., (LFD) the principal underwriter of the contracts. LFD provides models to broker dealers who may offer the models to their own clients. The models do not constitute investment advice and you should consult with your broker dealer representative to determine whether you should utilize a model or which model is suitable for you based upon your goals, risk tolerance and time horizon.

Each model invests different percentages of contract value in some or all of the LVIP subaccounts currently available within your annuity contract. If you select an asset allocation model, 100% of your contract value (and any additional purchase payments you make) will be allocated among certain subaccounts in accordance with the model's asset allocation strategy. You may not make transfers among the subaccounts. We will deduct any withdrawals you make from the subaccounts in the asset allocation model on a pro rata basis. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in the contract at any time.

Each of the asset allocation models seeks to meet its investment objective while avoiding excessive risk. The models also strive to achieve diversification among asset classes in order to help reduce volatility and boost returns over the long-term. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive strategy, these models are probably not appropriate for you.

The asset allocation models are intended to provide a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.

In order to maintain the model's specified subaccount allocation percentages, you agree to be automatically enrolled in and you thereby authorize us to automatically rebalance your contract value on a quarterly basis based upon your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each allocation. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.

The models are static asset allocation models. This means that they have fixed allocations made up of underlying funds that are offered within your contract and the percentage allocations will not change over time. Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you desire to change your contract value or purchase payment allocation or percentages to reflect a revised or different model, you must submit new allocation instructions to us. You may terminate a model at any time. There is no charge from Lincoln for participating in a model.


The election of certain Living Benefit riders may require that you allocate purchase payments in accordance with Investment Requirements that may be satisfied by choosing an asset allocation model. Different requirements and/or restrictions may apply under the individual rider. See The Contracts - Investment Requirements.


The models are as follows:
 o The Lincoln SSgA Conservative Index Model is composed of specified underlying subaccounts representing a target allocation of approximately 40% in three equity subaccounts and 60% in one fixed income subaccount. This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes index funds exclusively.
 o The Lincoln SSgA Moderate Index Model is composed of specified underlying subaccounts representing a target allocation of approximately 60% in three equity subaccounts and 40% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes index funds exclusively.

 o The Lincoln SSgA Moderately Aggressive Equity Index Model (formerly known as the Lincoln SSgA Moderately Aggressive Index Model) is composed of specified underlying subaccounts representing a target allocation of approximately 80% in three equity subaccounts and 20% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively.

 o The Lincoln SSgA Moderately Aggressive Index Model is composed of specified underlying subaccounts representing a target allocation of approximately 70% in three equity subaccounts and 30% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively.
 o The Lincoln SSgA Aggressive Index Model is composed of specified underlying subaccounts representing a target allocation of approximately 90% in three equity subaccounts and 10% in one fixed income subaccount. This model seeks long term growth of capital. The model utilizes index funds exclusively.

 o The Lincoln SSgA Structured Conservative Model is composed of specified underlying subaccounts representing a target allocation of approximately 40% in seven equity subaccounts and 60% in one fixed income subaccount. This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.

 o The Lincoln SSgA Structured Moderate Model is composed of specified underlying subaccounts representing a target allocation of approximately 60% in seven equity subaccounts and 40% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.

 o The Lincoln SSgA Structured Moderately Aggressive Equity Model (formerly known as the Lincoln SSgA Structured Moderately Aggressive Model) is composed of specified underlying subaccounts representing a target allocation of approximately 80% in seven equity subaccounts and 20% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.

 o The Lincoln SSgA Structured Moderately Aggressive Model is composed of specified underlying subaccounts representing a target allocation of approximately 70% in seven equity subaccounts and 30% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.
 o The Lincoln SSgA Structured Aggressive Model is composed of specified underlying subaccounts representing a target allocation of approximately 90% in seven equity subaccounts and 10% in one fixed income subaccount. This model seeks long term growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.


Your registered representative will have more information on the specific investments of each model.

Franklin Templeton Founding Investment Strategy: Through the Franklin Templeton Founding Investment Strategy you may allocate purchase payments and/or contract values to three underlying funds as listed below. This is not an asset allocation model. If you choose to follow this strategy you will invest 100% of your contract value according to the strategy. You may invest in any of the three funds without adopting the strategy. Upon selection of this program you agree to be automatically enrolled in portfolio rebalancing and authorize us to automatically rebalance your contract value on a quarterly basis in accordance with the strategy. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each allocation. You may terminate the strategy at any time and reallocate your contract value to other investment options. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.



         o FTVIPT Franklin Income Securities        34% of contract value
         o FTVIPT Mutual Shares Securities          33% of contract value
         o LVIP Templeton Growth Fund               33% of contract value

Death Benefit


The chart below provides a brief overview of how the death benefit proceeds will be distributed if death occurs prior to i4LIFE (Reg. TM) Advantage elections or prior to the Annuity Commencement Date. Refer to your contract for the specific provisions applicable upon death.




 UPON DEATH OF:    AND...
contractowner     There is a surviving joint owner
 contractowner     There is no surviving joint owner
contractowner     There is no surviving joint owner
                  and the beneficiary predeceases the
                  contractowner
 annuitant         The contractowner is living
annuitant         The contractowner is living
 annuitant**       The contractowner is a trust or other
                  non-natural person



 UPON DEATH OF:    AND...                                 DEATH BENEFIT PROCEEDS PASS TO:
contractowner     The annuitant is living or deceased    joint owner
 contractowner     The annuitant is living or deceased    designated beneficiary
contractowner     The annuitant is living or deceased    contractowner's estate
 annuitant         There is no contingent annuitant       The youngest contractowner
                                                         becomes the contingent annuitant
                                                         and the contract continues. The
                                                         contractowner may waive* this
                                                         continuation and receive the death
                                                         benefit proceeds.
annuitant         The contingent annuitant is living     contingent annuitant becomes the
                                                         annuitant and the contract continues
 annuitant**       No contingent annuitant allowed        designated beneficiary
                  with non-natural contractowner


* Notification from the contractowner to select the death benefit proceeds must be received within 75 days of the death of the annuitant.

** Death of annuitant is treated like death of the contractowner.



If the contractowner (or a joint owner) or annuitant dies prior to the Annuity Commencement Date, a death benefit may be payable. You can choose the death benefit. Only one death benefit may be in effect at any one time and this death benefit terminates if you elect i4LIFE (Reg. TM) Advantage or elect any other annuitization option. Generally, the more expensive the death benefit the greater the protection.


You should consider the following provisions carefully when designating the beneficiary, annuitant, any contingent annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the death benefit or other amount paid upon a contractowner's or annuitant's death.

You may designate a beneficiary during your lifetime and change the beneficiary by filing a written request with our Servicing Office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary.

Upon the death of the contractowner, a death benefit will be paid to the beneficiary. Upon the death of a joint owner, the death benefit will be paid to the surviving joint owner. If the contractowner is a corporation or other non-individual (non-natural person), the death of the annuitant will be treated as death of the contractowner.

If an annuitant who is not the contractowner or joint owner dies, then the contingent annuitant, if named, becomes the annuitant and no death benefit is payable on the death of the annuitant. If no contingent annuitant is named, the contractowner (or younger of joint owners) becomes the annuitant. Alternatively, a death benefit may be paid to the contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this death benefit must be received by us within 75 days of the death of the annuitant. The contract terminates when any death benefit is paid due to the death of the annuitant.

Only the contract value as of the valuation date we approve the payment of the death claim is available as a death benefit if a contractowner, joint owner or annuitant was added or changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior contractowner, joint owner or annuitant. If your contract value equals zero, no death benefit will be paid.

Guarantee of Principal Death Benefit. If you do not select a death benefit, the Guarantee of Principal Death Benefit will apply to your contract. If the Guarantee of Principal Death Benefit is in effect, the death benefit will be equal to the greater of:
 o The current contract value as of the valuation date we approve the payment of the claim; or
 o The sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value (withdrawals less than or equal to the Guaranteed Annual Income amount under the Lincoln Lifetime IncomeSM Advantage 2.0 rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all purchase payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 and The Contracts - Lincoln Lifetime IncomeSM Advantage).


In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (an interest adjustment for example) and premium taxes, if any.


Enhanced Guaranteed Minimum Death Benefit (EGMDB).

If the Enhanced Guaranteed Minimum Death Benefit (EGMDB) is in effect, the death benefit paid will be the greatest of:
 o the contract value as of the valuation date the death benefit is approved by us for payment;
 o the sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value (withdrawals less than or equal to the Guaranteed Annual Income amount under the Lincoln Lifetime IncomeSM Advantage 2.0 rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all purchase payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 and The Contracts - Lincoln Lifetime IncomeSM Advantage); or
 o the highest contract value which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the death of the contractowner, joint owner or annuitant for whom the death claim is approved for payment. The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the contract value.


In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal (an interest adjustment for example) and premium taxes, if any.


The EGMDB is not available under contracts issued to a contractowner, or joint owner or annuitant, who is age 80 or older at the time of issuance.


For contracts purchased after October 1, 2003, the contractowner may discontinue the EGMDB at any time by completing the Enhanced Guaranteed Minimum Death Benefit Discontinuance form and sending it to our Servicing Office. The benefit will be discontinued as of the valuation date we receive the request, and the Guarantee of Principal Death Benefit will apply. We will deduct the charge for the Guarantee of Principal Death Benefit as of that date. See Charges and Other Deductions.



General Death Benefit Information


Only one of these death benefit elections may be in effect at any one time. This election terminates if you elect i4LIFE (Reg. TM) Advantage (which provides a death benefit) or if you elect an annuitization option.


If there are joint owners, upon the death of the first contractowner, we will pay a death benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole contractowner. Upon the death of the spouse who continues the contract, we will pay a death benefit to the designated beneficiary(s).

If the beneficiary is the spouse of the contractowner, then the spouse may elect to continue the contract as the new contractowner. Pursuant to the Federal Defense of Marriage Act, same-sex marriages are not recognized for purposes of federal law. Therefore, the favorable tax treatment provided by federal tax law to an opposite-sex spouse is not available to a same-sex spouse. Same-sex spouses should consult a tax advisor prior to purchasing annuity products that provide benefits based upon status as a spouse, and prior to exercising any spousal rights under an annuity. Should the surviving spouse elect to continue the contract, a portion of the death benefit may be credited to the contract. Any portion of the death benefit that would have been payable (if the contract had not been continued) that exceeds the current contract value on the date the surviving spouse elects to continue will be added to the contract value. If the contract is continued in this way, the death benefit in effect at the time the beneficiary elected to continue the contract will remain as the death benefit.

The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in good order. To be in good order, we require all the following:


1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:
 o If any beneficiary dies before the contractowner, that beneficiary's interest will go to any other beneficiaries named, according to their respective interests; and/or
 o If no beneficiary survives the contractowner, the proceeds will be paid to the contractowner's estate.

If the beneficiary is a minor, court documents appointing the guardian/custodian may be required.

Unless the contractowner has already selected a settlement option, the beneficiary may choose the method of payment of the death benefit. The death benefit payable to the beneficiary or joint owner must be distributed within five years of the contractowner's date of death unless the beneficiary begins receiving within one year of the contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the beneficiary's life expectancy.

Upon the death of the annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If the death benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an annuity payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.


In the case of a death of one of the parties to the annuity contract, if the recipient of the death benefit has elected a lump sum settlement and the death benefit is over $10,000, the proceeds will be placed into a SecureLine (Reg.
TM) account in the recipient's name as the owner of the account. SecureLine (Reg. TM) is a service we offer to help the recipient manage the death benefit proceeds. With SecureLine (Reg. TM), an interest bearing account is established from the proceeds payable on a policy or contract administered by us. The recipient is the owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's SecureLine (Reg.
TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in our general account. The interest rate offered with a SecureLine (Reg.
TM) account is not necessarily that credited to the fixed account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.



Investment Requirements


Riders purchased prior to January 20, 2009. Contractowners who purchased the Lincoln Lifetime IncomeSM Advantage rider from December 15, 2008 through January 19, 2009 will be subject to Investment Requirements as set forth in your contract.

Riders purchased on or after January 20, 2009 and prior to June 30, 2009. Contractowners who have elected the Lincoln Lifetime IncomeSM Advantage 2.0 rider, Guaranteed Income Benefit (version 4) under i4LIFE (Reg. TM) Advantage, as well as contractowners who have elected Lincoln Lifetime IncomeSM Advantage rider or the Guaranteed Income Benefit (version 3) under i4LIFE (Reg. TM) Advantage since January 20, 2009 or have elected the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 2), Lincoln SmartSecurity (Reg. TM) Advantage, or 4LATER (Reg. TM) Advantage as of June 30, 2009 are subject to the following Investment Requirements on the investments in their contracts.


We have divided the subaccounts of your contract into two groups. We will specify the minimum or maximum percentages of your contract value (includes Account Value if i4LIFE (Reg. TM) Advantage is in effect) that must be in each group at the time you purchase the rider.

In addition, you may allocate your contract value and purchase payments in accordance with certain asset allocation models. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some subaccounts are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.


You can select the percentages of contract value to allocate to individual subaccounts within each group, but the total investment for all subaccounts in a group must comply with the specified minimum or maximum percentages for that group.


In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your contract value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your contract value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation.



At this time, the subaccount groups are as follows:




Group 1                                               Group 2
Investments must be at least 30% of contract value    Investments cannot exceed 70% of contract value or Account Value if
                                                      i4LIFE (Reg. TM)
or Account Value if i4LIFE (Reg. TM) Advantage with   Advantage with Guaranteed Income Benefit is in effect
                                                      --------------------------------------------------------------------------
Guaranteed Income Benefit is in effect
-----------------------------------------------------
1. American Century VP Inflation Protection Fund      All other subaccounts except as described below.
2. Delaware VIP Diversified Income Series
3. Delaware VIP Limited-Term Diversified Income
Series
4. FTVIPT Templeton Global Bond Securities Fund
5. LVIP BlackRock Inflation Protected Bond Fund
6. LVIP Delaware Bond Fund
7. LVIP Delaware Diversified Floating Rate Fund
8. LVIP Dimensional/Vanguard Total Bond Fund
9. LVIP Global Income Fund
10. LVIP SSgA Bond Index Fund



To satisfy these Investment Requirements, you may allocate 100% of your contract value or Account Value under i4LIFE (Reg. TM) Advantage among the subaccounts on the following list; however, if you allocate less than 100% of contract value or Account Value under i4LIFE (Reg. TM) Advantage to or among these subaccounts, then these subaccounts will be considered as part of Group 1 or 2 above, as applicable, and you will be subject to the Group 1 or 2 restrictions. The DWS Alternative Asset Allocation VIP Portfolio, the PIMCO VIT CommodityRealReturn (Reg. TM) Strategy, the LVIP SSgA Emerging Markets 100 Fund, the AllianceBernstein VPS Global Thematic Growth Portfolio, the Delaware VIP REIT Series and the Delaware VIP Emerging Markets Series and the Franklin Templeton Founding Investment Strategy are not available with these riders. The fixed account is only available for dollar cost averaging.


oAmerican Century VP Inflation Protection oBlackRock Global Allocation VI Fund oDelaware VIP Diversified Income Series oDelaware VIP Limited-Term Diversified Income Series oFTVIPT Franklin Income Securities Fund oFTVIPT Templeton Global Bond Securities Fund oLVIP BlackRock Inflation Protected Bond Fund oLVIP Delaware Bond Fund

oLVIP Delaware Diversified Floating Rate Fund oLVIP Dimensional/Vanguard Total Bond Fund

oLVIP Global Income Fund
oLVIP SSgA Bond Index Fund
oLVIP SSgA Global Tactical Allocation Fund

oLVIP SSgA Conservative Index Allocation Fund oLVIP SSgA Conservative Structured Allocation Fund oLVIP SSgA Moderate Index Allocation Fund oLVIP SSgA Moderate Structured Allocation Fund oLVIP SSgA Moderately Aggressive Index Allocation Fund

oLVIP SSgA Moderately Aggressive Structured Allocation Fund

oLVIP Protected Profile 2010 Fund

oLVIP Protected Profile 2020 Fund
oLVIP Protected Profile Conservative Fund oLVIP Protected Profile Growth Fund oLVIP Protected Profile Moderate Fund

oMFS VIT Total Return Series

To satisfy these Investment Requirements, contract value can be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. 100% of the contract value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model and Lincoln SSgA Moderately Aggressive Index Model.

You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate contract value among Group 1 or Group 2 subaccounts as described above.


Riders purchased on or after June 30, 2009. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds or 4LATER (Reg. TM) Advantage Protected Funds, you must allocate 100% of your contract value among one or more of the following subaccounts only: LVIP Protected Profile Conservative Fund, LVIP Protected Profile Growth Fund, LVIP Protected Profile Moderate Fund, LVIP Delaware Bond Fund and LVIP SSgA Bond Index Fund. You must comply with the Investment Requirements during the period of time you own the rider (the minimum time period for ownership is specified under the Termination section of each rider). If you do not wish to adhere to the Investment Requirements after the minimum time period of ownership has expired, you must terminate your rider. See the Termination section applicable to your rider for more information. Contractowners who have elected the Lincoln Lifetime IncomeSM Advantage 2.0 rider, the Lincoln Lifetime IncomeSM Advantage rider, the Guaranteed Income Benefit (versions 4, 3, or 2) under i4LIFE (Reg. TM) Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage on or after June 30, 2009 will be subject to the following Investment Requirements on the investments in their contracts.

We have divided the subaccounts of your contract into three groups. We will specify the minimum or maximum percentages of your contract value (includes Account Value if i4LIFE (Reg. TM) Advantage is in effect) that must be in each group at the time you purchase the rider. In addition, you may allocate your contract value and purchase payments in accordance with certain asset allocation models. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some subaccounts are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.

You can select the percentages of contract value to allocate to individual subaccounts within each group, but the total investment for all subaccounts in a group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your contract value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your contract value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation.



At this time, the subaccount groups are as follows:




Group 1                                               Group 2
Investments must be at least 30% of contract value    Investments cannot exceed 70% of contract value or Account Value if
                                                      i4LIFE (Reg. TM)
or Account Value if i4LIFE (Reg. TM) Advantage with   Advantage with Guaranteed Income Benefit is in effect
                                                      --------------------------------------------------------------------------
Guaranteed Income Benefit is in effect
-----------------------------------------------------
1. American Century VP Inflation Protection Fund      All other subaccounts except as described below.
2. Delaware VIP Diversified Income Series
3. Delaware VIP Limited-Term Diversified Income
Series
4. FTVIPT Templeton Global Bond Securities Fund
5. LVIP BlackRock Inflation Protected Bond Fund
6. LVIP Delaware Bond Fund
7. LVIP Delaware Diversified Floating Rate Fund
8. LVIP Dimensional/Vanguard Total Bond Fund
9. LVIP Global Income Fund
10. LVIP SSgA Bond Index Fund





Group 3
Investments cannot exceed 10% of contract value or
Account Value if i4LIFE (Reg. TM) with Guaranteed Income
Benefit is in effect
---------------------------------------------------------
1. AllianceBernstein VPS Global Thematic Growth
Portfolio
2. Delaware VIP Emerging Markets Series
3. Delaware VIP REIT Series
4. DWS Alternative Asset Allocation VIP Portfolio
5. LVIP SSgA Emerging Markets 100 Fund

6. LVIP Cohen & Steers Global Real Estate Fund
7. MFS VIT Utilities Series


To satisfy these Investment Requirements, you may allocate 100% of your contract value or Account Value under i4LIFE (Reg. TM) Advantage to or among the subaccounts listed below, as an alternative. If you allocate less than 100% of contract value or Account Value under i4LIFE (Reg. TM) Advantage to or among these subaccounts, then the subaccounts listed below that are also listed in Group 1 will be subject to Group 1 restrictions.* Any remaining subaccounts listed below that are not listed in Group 1 will fall into Group 2 and will be subject to Group 2 restrictions. The PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio is not available with these riders. The fixed account is only available for dollar cost averaging.

oAmerican Century VP Inflation Protection*

oBlackRock Global Allocation VI Fund

oDelaware VIP Diversified Income Series* oDelaware VIP Limited-Term Diversified Income Series* oFTVIPT Templeton Global Bond Securities Fund* oLVIP BlackRock Inflation Protected Bond Fund* oLVIP Delaware Bond Fund* oLVIP Delaware Diversified Floating Rate Fund* oLVIP Dimensional/Vanguard Total Bond Fund* oLVIP Global Income Fund* oLVIP SSgA Bond Index Fund*

oLVIP SSgA Global Tactical Allocation Fund

oLVIP SSgA Conservative Index Allocation Fund oLVIP SSgA Conservative Structured Allocation Fund oLVIP SSgA Moderate Index Allocation Fund oLVIP SSgA Moderate Structured Allocation Fund oLVIP SSgA Moderately Aggressive Index Allocation Fund

oLVIP SSgA Moderately Aggressive Structured Allocation Fund

oLVIP Protected Profile 2010 Fund

oLVIP Protected Profile 2020 Fund
oLVIP Protected Profile Conservative Fund oLVIP Protected Profile Growth Fund oLVIP Protected Profile Moderate Fund

oMFS VIT Total Return Series

To satisfy these Investment Requirements, contract value may be allocated in accordance with certain asset allocation models (depending on when you purchased your contract) made available to you by your broker dealer. If so, currently 100% of the contract value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model and Lincoln SSgA Moderately Aggressive Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate contract value among Group 1 or Group 2 subaccounts as described above. These models are not available for contracts purchased on or after November 15, 2010.


Living Benefit Riders


The optional Living Benefit riders offered under this variable annuity contract
- Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit, 4LATER (Reg. TM) Advantage and 4LATER (Reg. TM) Advantage Protected Funds - are described in the following sections. The riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage), a minimum annuity payout (i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit, 4LATER (Reg. TM) Advantage Protected Funds, and 4LATER (Reg. TM) Advantage), or an income benefit (Lincoln Lifetime IncomeSM Advantage 2.0). You may not elect more than one Living Benefit rider at a time. Upon election of a Living Benefit rider, you will be subject to Investment Requirements (unless you elect i4LIFE (Reg.
TM) Advantage without the Guaranteed Income Benefit).

The overview chart provided as an appendix to this prospectus provides a brief description and comparison of each Living Benefit rider. Excess Withdrawals under certain Living Benefit riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit rider. Terms and conditions may change after the contract is purchased.

The benefits and features of the optional Living Benefit riders are separate and distinct from the downside protection strategies that may be employed by the funds offered under this contract. The riders do not guarantee the investment results of the funds.



Lincoln Lifetime IncomeSM Advantage 2.0

The Lincoln Lifetime IncomeSM Advantage 2.0 is a Living Benefit rider available for purchase in your contract that provides:

 o Guaranteed periodic withdrawals up to the Guaranteed Annual Income amount (with certain exceptions listed later, up to the contractowner's age 80 on qualified contracts and up to the contractowner's age 95 (or the younger of you and your spouse if the joint life option is elected) for nonqualified contracts) which is based upon a guaranteed Income Base (a value equal to either your initial purchase payment or contract value, if elected after the contract's effective date);
 o Lifetime income is available through i4LIFE (Reg. TM) Advantage or Guaranteed Annual Income Amount Annuity Payout Option which must be elected by specific ages set forth below;

 o A 5% Enhancement to the Income Base (less purchase payments received in that year) if greater than an Automatic Annual Step-up so long as no withdrawals are made in that year and the rider is within the Enhancement Period;

 o Automatic Annual Step-ups of the Income Base to the contract value if the contract value is equal to or greater than the Income Base after the 5% Enhancement;
 o Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).

 o An optional feature, Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, if elected, that provides a higher Guaranteed Annual Income percentage if you adhere to additional Investment Requirements.

All terms that apply to Lincoln Lifetime IncomeSM Advantage 2.0 apply to Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds except as noted.


Please note any withdrawals made prior to age 55 or that exceed the Guaranteed Annual Income amount or that are not payable to the original contractowner or original contractowner's bank account (or to the original annuitant or the original annuitant's bank account, if the owner is a non-natural person) (Excess Withdrawals) may significantly reduce your Income Base as well as your Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal and will terminate the rider if the Income Base is reduced to zero.


In order to purchase Lincoln Lifetime IncomeSM Advantage 2.0 the purchase payment or contract value (if purchased after the contract is issued) must be at least $25,000. This rider provides guaranteed, periodic withdrawals regardless of the investment performance of the contract, provided that certain conditions are met. The contractowner, annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the contractowner), including any sale or assignment of the contract as collateral. An Income Base is used to calculate the Guaranteed Annual Income payment from your contract, but is not available as a separate benefit upon death or surrender. The Income Base is equal to the initial purchase payment (or contract value if elected after contract issue), increased by subsequent purchase payments, Automatic Annual Step-ups and 5% Enhancements, and decreased by Excess Withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, cumulative additional purchase payments into the contract will be limited to an amount equal to $100,000 without Home Office approval. No additional purchase payments are allowed if the contract value decreases to zero for any reason.

This rider provides for guaranteed, periodic withdrawals up to the Guaranteed Annual Income amount commencing after the younger of you or your spouse (joint life option) reach age 55. The Guaranteed Annual Income payments are based upon specified percentages of the Income Base. The specified withdrawal percentages of the Income Base are age based and may increase over time. With the single life and joint life options, you may receive Guaranteed Annual Income payments for your lifetime through the election of i4LIFE (Reg. TM) Advantage or the Guaranteed Annual Income Amount Annuity Payout Option. If an election is not made, the Lincoln Lifetime IncomeSM Advantage 2.0 rider will terminate. Except as specified below, this election must be made by the contractowner's age 80 for qualified contracts and up to the contractowner's (or joint owner's if younger) age 95 for nonqualified contracts. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012 and all purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds who own their riders through the 5th Benefit Year anniversary must elect i4LIFE (Reg. TM) Advantage or the Guaranteed Annual Income Amount Annuity Payout Option prior to age 85 for qualified contracts or age 99 for nonqualified contracts.

Withdrawals in excess of the Guaranteed Annual Income amount or that are made prior to age 55 or that are not payable to the original contractowner or original contractowner's bank account (or to the original annuitant or the original annuitant's bank account, if the owner is a non-natural person) (Excess Withdrawals) may significantly reduce your Income Base and your Guaranteed Annual Income payments by an amount greater than the dollar amount of the Excess Withdrawal and may terminate the rider and the contract if the Income Base is reduced to zero. Withdrawals will also negatively impact the availability of the 5% Enhancement. These options are discussed below in detail.


Lincoln New York offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your contract value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage 2.0 and these other riders is included later in this discussion. Not all riders will be available at all times. You may consider purchasing the Lincoln Lifetime IncomeSM Advantage 2.0 if you want a guaranteed lifetime income payment that may grow as you get older and may increase through the Automatic Annual Step-up or 5% Enhancement. The cost of the Lincoln Lifetime IncomeSM Advantage 2.0 may be higher than other Living Benefit riders that you may purchase in your contract. The age at which you may start receiving the Guaranteed Annual Income amount may be different than the ages that you may receive guaranteed payments under other riders.


Availability. The Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds is available for purchase with new and existing nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. For nonqualified contracts, the contractowner/annuitant as well as the spouse under the joint life option must be under age 86 (age 76 for qualified contracts) at the time this rider is elected. You cannot elect the rider and any other living benefit rider offered in your contract at the same time (Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage Protected Funds, 4LATER (Reg. TM) Advantage). You may not elect the rider if you have also elected i4LIFE (Reg. TM) Advantage. You must wait at least 12 months after terminating your Living Benefit rider or any other living benefits we may offer in the future before electing Lincoln Lifetime IncomeSM Advantage 2.0. See The Contracts- Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage for more information. There is no guarantee that the Lincoln Lifetime IncomeSM Advantage 2.0 will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time.

If you purchased Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012, you are not eligible to purchase Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds as there would be no additional benefit to you.

If you are an existing contractowner and have elected a Living Benefit rider (other than Lincoln Lifetime IncomeSM Advantage 2.0) and wish to elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, you will have a transition period of 30 days prior to or after your first Benefit Year Anniversary after Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds became available in your state to terminate your current Living Benefit rider and elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds. Outside of the transition period, you must first terminate your existing Living Benefit rider, subject to the termination rules, before you will be able to elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds. For further information on termination rules, see the "Termination" section associated with your Living Benefit rider. In all cases, by terminating your existing Living Benefit rider, you will no longer be entitled to any of the benefits that have accrued under that rider.

If you purchase the Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, you will be limited in your ability to invest within the subaccounts offered within your contract. You will be required to adhere to Investment Requirements.

If you purchase Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, you will be subject to additional Investment Requirements as set forth in the Investment Requirements section of this prospectus. In addition, the fixed account is not available except for use with dollar cost averaging. See the Investment Requirements section in this prospectus for more information.


If the rider is elected at contract issue, then the rider will be effective on the contract's effective date. If the rider is elected after the contract is issued (by sending a written request to our Home Office), the rider will be effective on the next valuation date following approval by us.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.


Income Base. The Income Base is a value used to calculate your Guaranteed Annual Income amount. The Income Base is not available to you as a lump sum withdrawal or a death benefit. The initial Income Base varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Income Base will equal your initial purchase payment. If you elect the rider after we issue the contract, the initial Income Base will equal the contract value on the effective date of the rider. The maximum Income Base is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit riders of all Lincoln New York contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives. See The Contracts - Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage Protected Funds and Lincoln SmartSecurity (Reg. TM) Advantage.


Additional purchase payments automatically increase the Income Base by the amount of the purchase payment (not to exceed the maximum Income Base); for example, a $10,000 additional purchase payment will increase the Income Base by $10,000. After the first anniversary of the rider effective date, cumulative additional purchase payments into the contract will be limited to an amount equal to $100,000 without Home Office approval. If we grant approval to exceed the $100,000 additional purchase payment restriction, the charge will change to the then current charge in effect on the next Benefit Year anniversary. Additional purchase payments will not be allowed if the contract value decreases to zero for any reason including market loss.

Excess Withdrawals reduce the Income Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount will not reduce the Income Base.

Since the charge for the rider is based on the Income Base, the cost of the rider increases when additional purchase payments, Automatic Annual Step-ups and 5% Enhancements are made, and the cost decreases as Excess Withdrawals are made because these transactions all adjust the Income Base. In addition, the percentage charge may change when Automatic Annual Step-ups or 5% Enhancements occur as discussed below or additional purchase payments occur. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.


5% Enhancement. On each Benefit Year anniversary, the Income Base, minus purchase payments received in that year, will be increased by 5% if the contract owner/annuitant (as well as the spouse if the joint life option is in effect) are under age 86, if there were no withdrawals in that year and the rider is within the Enhancement Period. The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any purchase payment made after the initial purchase payment will be added immediately to the Income

Base and will result in an increased Guaranteed Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any purchase payments made within the first 90 days after the effective date of the rider will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.


If you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the Lincoln Lifetime IncomeSM Advantage 2.0 charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year Anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. In order to be eligible to receive further 5% Enhancements the contractowner/annuitant (single life option), or the contractowner and spouse (joint life option) must still be living and be under age 86.


Note: The 5% Enhancement is not available in any year there is a withdrawal from contract value including a Guaranteed Annual Income payment. A 5% Enhancement will occur in subsequent years only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.


The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals):

Initial purchase payment = $100,000; Income Base = $100,000

Additional purchase payment on day 30 = $15,000; Income Base = $115,000

Additional purchase payment on day 95 = $10,000; Income Base = $125,000


On the first Benefit Year Anniversary, the Income Base will not be less than $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 purchase payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year Anniversary.

The 5% Enhancement will be in effect for 10 years (the Enhancement Period) from the effective date of the rider. A new Enhancement Period will begin each time an Automatic Annual Step-up to the contract value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10,000,000.

You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal, including a Guaranteed Annual Income payment from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawal Amount section below.

If during the first 10 Benefit Years your Income Base is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change on the Benefit Year anniversary. However, the amount you pay for the rider will increase since the charge for the rider is based on the Income Base. After the 10th Benefit Year anniversary the annual rider percentage charge may increase to the current charge each year if the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.

If your percentage charge for this rider is increased due to a 5% Enhancement that occurs after the 10th Benefit Year anniversary, you may opt-out of the 5% Enhancement by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement. You may not opt-out of the 5% Enhancement if the current charge for the rider increases due to additional purchase payment made during that Benefit Year that exceeds the $100,000 purchase payment restriction after the first Benefit Year. See Income Base section for more details.


Automatic Annual Step-ups of the Income Base. The Income Base will automatically step-up to the contract value on each Benefit Year anniversary if:

   a. the contractowner/annuitant (single life option), or the contractowner and spouse (joint life option) are still living and under age 86; and


   b. the contract value on that Benefit Year anniversary, after the deduction of any withdrawals (including the rider charge and account fee), plus any purchase payments made on that date is equal to or greater than the Income Base after the 5% Enhancement (if any).

Each time the Income Base is stepped up to the current contract value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.

Each time the Automatic Annual Step-up occurs a new Enhancement Period starts. The Automatic Annual Step-up is available even in those years when a withdrawal has occurred.

If your percentage charge for this rider is increased upon an Automatic Annual Step-up, you may opt-out of the Automatic Annual Step-up by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. As stated above, if you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the Lincoln Lifetime IncomeSM Advantage
2.0 charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. See the earlier Income Base section. You may not opt-out of the Automatic Annual Step-up if an additional purchase payment made during that Benefit Year caused the charge for the rider to increase to the current charge.


Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional purchase payments):




                                                                 Income Base with                 Potential for Charge
                                                Contract Value    5% Enhancement    Income Base        to Change
                                               ---------------- ------------------ ------------- ---------------------
         Initial Purchase Payment $50,000 .         $50,000            N/A            $50,000             N/A
         1st Benefit Year Anniversary.........      $54,000           $52,500         $54,000             Yes
         2nd Benefit Year Anniversary.........      $53,900           $56,700         $56,700             No
         3rd Benefit Year Anniversary.........      $56,000           $59,535         $59,535             No
         4th Benefit Year Anniversary.........      $64,000           $62,512         $64,000             Yes



On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the contract value of $54,000 since the increase in the contract value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the contract value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10,000,000.

Withdrawal Amount. You may make periodic withdrawals up to the Guaranteed Annual Income amount each Benefit Year as long as your Guaranteed Annual Income amount is greater than zero until the last day to elect either i4LIFE (Reg. TM) Advantage or the Guaranteed Annual Income Amount Annuity Payout Option set forth above. At that time, you must elect i4LIFE (Reg. TM) Advantage or the Guaranteed Annual Income Amount Annuity Payout option to continue receiving Guaranteed Annual Income payments for life. You may start taking Guaranteed Annual Income withdrawals when you (single life option) or the younger of you and your spouse (joint life option) turn age 55.

The initial Guaranteed Annual Income amount is calculated when you purchase the rider. If you (or younger of you and your spouse if the joint life option is elected) are under age 55 at the time the rider is elected the initial Guaranteed Annual Income amount will be zero. If you (or the younger of you and your spouse if the joint life option is elected) are age 55 or older at the time the rider is elected the initial Guaranteed Annual Income amount will be equal to a specified percentage of the Income Base. The specified percentage of the Income Base will be based on your age (or younger of you and your spouse if the joint life option is elected). Upon your first withdrawal the Guaranteed Annual Income percentage is based on your age (single life option) or the younger of you and your spouse's age (joint life option) at the time of the withdrawal. For example, if you purchase the Lincoln Lifetime IncomeSM Advantage 2.0 rider at age 60 (single life option), your Guaranteed Annual Income percentage is 4%. If you waited until you were age 70 (single life option) to make your first withdrawal your Guaranteed Annual Income percentage would be 5%. During the first Benefit Year the Guaranteed Annual Income amount is calculated using the Income Base as of the effective date of the rider (including any purchase payments made within the first 90 days after the effective date of the rider). After the first Benefit Year anniversary we will use the Income Base calculated on the most recent Benefit Year anniversary for calculating the Guaranteed Annual Income amount. After your first withdrawal the Guaranteed Annual Income amount percentage will only increase on a Benefit Year Anniversary on or after you have reached an applicable higher age band and after there has also been an Automatic Annual Step-up. If you have reached an applicable age band and there has not also been a subsequent Automatic Annual Step-up, then the Guaranteed Annual Income amount percentage will not increase until the next Automatic Annual Step-up occurs. If you do not withdraw the entire Guaranteed Annual Income amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.

Guaranteed Annual Income Percentages by Ages for Lincoln Lifetime IncomeSM Advantage 2.0 elections on or after April 2, 2012:

                               Guaranteed                        Age (Joint Life              Guaranteed Annual Income
Age (Single                    Annual Income amount              Option - younger of          amount percentage
Life Option)                   percentage (Single Life Option)   you and your spouse's age)   (Joint Life Option)
------------------------------ --------------------------------- ---------------------------- --------------------------
At Least 55 and under 59 1/2                3.50%                           55-64                       3.50%
59 1/2 -64                                  4.00%                           65-69                       4.50%
65-69                                       4.50%                              70+                      5.00%
70+                                         5.00%



Guaranteed Annual Income Percentages by Ages for Lincoln Lifetime IncomeSM Advantage 2.0 elections prior to April 2, 2012:



                               Guaranteed                        Age (Joint Life              Guaranteed Annual Income
Age (Single                    Annual Income amount              Option - younger of          amount percentage
Life Option)                   percentage (Single Life Option)   you and your spouse's age)   (Joint Life Option)
------------------------------ --------------------------------- ---------------------------- -------------------------
At Least 55 and under 59 1/2                4.00%                           55-64             4.00%
59 1/2+                                     5.00%                              65+            5.00%



Guaranteed Annual Income Percentages by Ages for Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds :



                               Guaranteed                        Age (Joint Life              Guaranteed Annual Income
Age (Single                    Annual Income amount              Option - younger of          amount percentage
Life Option)                   percentage (Single Life Option)   you and your spouse's age)   (Joint Life Option)
------------------------------ --------------------------------- ---------------------------- -------------------------
At Least 55 and under 59 1/2                4.00%                           55-64             4.00%
59 1/2 +                                    5.00%                              65+            5.00%



If your contract value is reduced to zero because of market performance or rider charges, withdrawals equal to the Guaranteed Annual Income amount will continue automatically for your life (and your spouse's life if applicable) under the Guaranteed Annual Income Amount Annuity Payout Option. You may not withdraw the remaining Income Base in a lump sum. You will not be entitled to the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If the Income Base is reduced to zero due to an Excess Withdrawal the rider and contract will terminate. If the contract value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.


Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base. All withdrawals you make will decrease the contract value.


The following example shows the calculation of the Guaranteed Annual Income amount for Lincoln Lifetime IncomeSM Advantage 2.0 and how withdrawals less than or equal to the Guaranteed Annual Income amount affect the Income Base and the contract value. The contractowner is age 60 (4% Guaranteed Annual Income percentage for single life option) on the rider's effective date, and makes an initial purchase payment of $200,000 into the contract:





         Contract value on the rider's effective date                 $200,000
         Income Base on the rider's effective date                    $200,000
         Initial Guaranteed Annual Income amount on the rider's       $  8,000
         effective date ($200,000 x 4%)
         Contract value six months after rider's effective date       $210,000
         Income Base six months after rider's effective date          $200,000
         Withdrawal six months after rider's effective date when      $  8,000
         contractowner is still age 60
         Contract value after withdrawal ($210,000 - $8,000)          $202,000
         Income Base after withdrawal ($200,000 - $0)                 $200,000
         Contract value on first Benefit Year anniversary             $205,000
         Income Base on first Benefit Year anniversary                $205,000
         Guaranteed Annual Income amount on first Benefit Year        $  8,200
         anniversary ($205,000 x 4%)


Since there was a withdrawal during the first year the 5% Enhancement is not available but the Automatic Annual Step-up was available and increased the Income Base to the contract value of $205,000. On the first anniversary of the rider's effective date the Guaranteed Annual Income amount is $8,200 (4% x $205,000).


Purchase payments added to the contract subsequent to the initial purchase payment will increase the Guaranteed Annual Income amount by an amount equal to the applicable Guaranteed Annual Income amount percentage multiplied by the amount of the subsequent purchase payment. For example, assuming a contractowner is age 60 (single life option), if the Guaranteed Annual Income amount of $2,000 (4% of $50,000 Income Base) is in effect and an additional purchase payment of $10,000 is made, the new Guaranteed Annual Income amount that Benefit Year is $2,400 ($2,000 + 4% of $10,000). The Guaranteed Annual Income payment amount will be recalculated immediately after a purchase payment is added to the contract.

Cumulative additional purchase payments into the contract that exceed $100,000 after the first anniversary of the rider effective date must receive Home Office approval. Additional purchase payments will not be allowed if the contract value is zero.

5% Enhancements and Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount after the Income Base is adjusted either by a 5% Enhancement or an Automatic Annual Step-up will be equal to the adjusted Income Base multiplied by the applicable Guaranteed Annual Income percentage.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Guaranteed Annual Income amount at the time of the withdrawal or are withdrawals made prior to age 55 (younger of you or your spouse for joint life) or that are not payable to the original contractowner or original contractowner's bank account (or to the original annuitant or the original annuitant's bank account, if the owner is a non-natural person).

When an Excess Withdrawal occurs:

   1. The Income Base is reduced by the same proportion that the Excess Withdrawal reduces the contract value. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal; and

   2. The Guaranteed Annual Income amount will be recalculated to equal the applicable Guaranteed Annual Income amount percentage multiplied by the new (reduced) Income Base (after the pro rata reduction for the Excess Withdrawal).


We will provide you with quarterly statements that will include the Guaranteed Annual Income amount (as adjusted for Guaranteed Annual Income amount payments, Excess Withdrawals and additional purchase payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided on the front page of this prospectus if you have questions about Excess Withdrawals.

The following example demonstrates the impact of an Excess Withdrawal on the Income Base, the Guaranteed Annual Income amount and the contract value. The contractowner who is age 60 (single life option) makes a $12,000 withdrawal which causes a $12,915.19 reduction in the Income Base.


Prior to Excess Withdrawal:
Contract value = $60,000
Income Base = $85,000
Guaranteed Annual Income amount = $3,400 (4% of the Income Base of $85,000) After a $12,000 Withdrawal ($3,400 is within the Guaranteed Annual Income amount, $8,600 is the Excess Withdrawal):
The contract value is reduced by the amount of the Guaranteed Annual Income amount of $3,400 and the Income Base is not reduced:

Contract value = $56,600 ($60,000 - $3,400)
Income Base = $85,000

The contract value is also reduced by the $8,600 Excess Withdrawal and the Income Base is reduced by 15.19435%, the same proportion that the Excess Withdrawal reduced the $56,600 contract value ($8,600 - $56,600)

Contract value = $48,000 ($56,600 - $8,600)

Income Base = $72,084.81 ($85,000 x 15.19435% = $12,915.19; $85,000 -
$12,915.19 = $72,084.81)

Guaranteed Annual Income amount = $2,883.39 (4% of $72,084.81 Income Base)

On the following Benefit Year anniversary:


Contract value = $43,000
Income Base = $72,084.81
Guaranteed Annual Income amount = $2,883.39 (4% x $72,084.81)


In a declining market, Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the contract value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.

Withdrawals from IRA contracts will be treated as within the Guaranteed Annual Income amount (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic monthly or quarterly installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1. Lincoln's monthly or quarterly automatic withdrawal service is used to calculate and pay the RMD;

     2. The RMD calculation must be based only on the value in this contract;
and

     3. No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Guaranteed Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Guaranteed Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.


Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters for a discussion of the tax consequences of withdrawals.

Guaranteed Annual Income Amount Annuity Payout Option. If you are required to take annuity payments because you have reached age 80 (qualified contracts) or the age 95 (nonqualified contracts) and have not elected i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4), you have the option of electing the Guaranteed Annual Income Amount Annuity Payout Option. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012, and all purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds who own their riders through the 5th Benefit Year anniversary have until age 85 (qualified contracts) or age 99 (nonqualified contracts) to elect the Guaranteed Annual Income Amount Annuity Payout Option. If the contract value is reduced to zero and you have a remaining Income Base, you will receive the Guaranteed Annual Income Amount Annuity Payout Option. If you are receiving the Guaranteed Annual Income Amount Annuity Payout Option, the beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life.


The Guaranteed Annual Income Amount Annuity Payout Option is an annuity payout option which the contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life (this option is different from other annuity payout options, including i4LIFE (Reg.
TM) Advantage, which are based on your contract value). Contractowners may decide to choose the Guaranteed Annual Income Amount Annuity Payout Option over i4LIFE (Reg. TM) Advantage if they feel this may provide a higher final payment option over time and they may place more importance on this over access to the Account Value. Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Guaranteed Annual Income amount for your life or the life of you and your spouse for the joint life option.

The final payment is a one-time lump-sum payment. If the effective date of the rider is the same as the effective date of the contract the final payment will be equal to the sum of all purchase payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract the final payment will be equal to the contract value on the effective date of the rider, increased for purchase payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the contract value; withdrawals less than or equal to the Guaranteed Annual Income amount and payments under the Guaranteed Annual Income Amount Annuity Payout Option will reduce the final payment dollar for dollar.

Death Prior to the Annuity Commencement Date. The Lincoln Lifetime IncomeSM Advantage 2.0 has no provision for a payout of the Income Base or any other death benefit upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit options (as described earlier in this prospectus) will be in effect. Election of the Lincoln Lifetime IncomeSM Advantage 2.0 does not impact the death benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life, the Lincoln Lifetime IncomeSM Advantage 2.0 will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). If the beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage 2.0 if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Income Base.

Upon the first death under the joint life option, the lifetime payout of the Guaranteed Annual Income amount will continue for the life of the surviving spouse. The 5% Enhancement and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, the Lincoln Lifetime IncomeSM Advantage 2.0 will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death).

As an alternative, after the first death, the surviving spouse if under age 86 may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. In deciding whether to make this change, the surviving spouse should consider whether the change will cause the Income Base and the Guaranteed Annual Income amount to decrease.

Termination. After the fifth anniversary of the effective date of the rider, the contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Lincoln Lifetime IncomeSM Advantage 2.0 will automatically terminate:
 o on the Annuity Commencement Date (except payments under the Guaranteed Annual Income Amount Annuity Payout Option will continue if applicable); or

 o upon the death under the single life option or the death of the surviving spouse under the joint life option;
 o when the Guaranteed Annual Income amount or contract value is reduced to zero due to an Excess Withdrawal;
 o upon surrender of the contract;
 o upon termination of the underlying annuity contract;
 o for qualified contracts, on the final day of the contractowner's eligibility to elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version
   4) or the Guaranteed Annual Income Amount Annuity Payout Option; or
 o for nonqualified contracts, on the final day of the contractowner's eligibility to elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) or the Guaranteed Annual Income Amount Annuity Payout Option.

The termination will not result in any increase in contract value equal to the Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can re-elect any Living Benefit rider or any other living benefits we may offer in the future.

Compare to Lincoln SmartSecurity (Reg. TM) Advantage. If a contractowner is interested in purchasing a rider that provides guaranteed minimum withdrawals, the following factors should be considered when comparing Lincoln Lifetime IncomeSM Advantage 2.0 and the Lincoln SmartSecurity (Reg. TM) Advantage (only one of these riders can be added to a contract at any one time): the Lincoln Lifetime IncomeSM Advantage 2.0 has the opportunity to provide a higher Income Base than the Guaranteed Amount under Lincoln SmartSecurity (Reg. TM) Advantage because of the 5% Enhancement or Automatic Annual Step-up. You should compare the annual income percentage available under each rider. The Income Base for Lincoln Lifetime IncomeSM Advantage 2.0 may also be higher than the Guaranteed Amount under Lincoln SmartSecurity (Reg. TM) Advantage because withdrawals equal to or less than the Guaranteed Annual Income amount do not reduce the Income Base whereas withdrawals under Lincoln SmartSecurity (Reg. TM) Advantage reduce the Guaranteed Amount. Lincoln Lifetime IncomeSM Advantage 2.0 also provides the potential for lifetime withdrawals from an earlier age (rather than age 65 with the Lincoln SmartSecurity (Reg. TM) Advantage). However, the percentage charge for the Lincoln Lifetime IncomeSM Advantage 2.0 is higher and has the potential to increase on every Benefit Year Anniversary if the increase in contract value exceeds the 5% Enhancement and after the 10th Benefit Year anniversary upon a 5% Enhancement. In addition, the guaranteed maximum charge is higher for Lincoln Lifetime IncomeSM Advantage 2.0. Since the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base is not reduced by withdrawals that are less than or equal to the Guaranteed Annual Income amount, the charge, which is applied against the Income Base will not be reduced. Whereas with Lincoln SmartSecurity (Reg. TM) Advantage, withdrawals reduce the Guaranteed Amount against which the Lincoln SmartSecurity (Reg. TM) Advantage charge is applied. In addition, the Lincoln SmartSecurity (Reg. TM) Advantage provides that guaranteed Maximum Annual Withdrawal amounts can continue to a beneficiary to the extent of any remaining Guaranteed Amount while the Lincoln Lifetime IncomeSM Advantage 2.0 does not offer this feature.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0. i4LIFE (Reg. TM) Advantage is an optional annuity payout rider that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a death benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for election at the time you elect i4LIFE (Reg. TM) Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage 2.0 in effect on your contract at the same time.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 and elect i4LIFE (Reg.
TM) Advantage with Guaranteed Income Benefit (version 4) even if it is no longer available for sale as long as the election occurs prior to the Annuity Commencement Date. Contractowners are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0. If the decision to drop Lincoln Lifetime IncomeSM Advantage 2.0 is made, the contractowner can use the greater of the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up (or inception date) or the Account Value immediately prior to electing i4LIFE (Reg. TM) Advantage to establish the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). If the decision to elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is made because it is the last day of the contractowner's eligibility to elect i4LIFE (Reg. TM) Advantage, the contractowner may also use the current Guaranteed Annual Income amount, if higher, to establish the initial Guaranteed Income Benefit. This decision must be made by the maximum age to elect i4LIFE (Reg. TM) Advantage, which is age 95 for nonqualified contracts and age 80 for qualified contracts. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds and purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012, who have waited until after the 5th Benefit Year anniversary may elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit until age 99 for nonqualified contracts and age 85 for qualified contracts.

If you choose to drop the Lincoln Lifetime IncomeSM Advantage 2.0 and have the single life option, you must purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) single life option. If you drop the Lincoln Lifetime IncomeSM Advantage 2.0 and have the joint life option, you must purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) joint life option. Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds must elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds. The minimum length of the i4LIFE (Reg. TM) Advantage Access Period will vary based upon when you purchased your Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds rider and how long the rider was in effect before you decided to purchase i4LIFE (Reg. TM) Advantage. These requirements are specifically listed in the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit section of this prospectus under Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments.

For nonqualified contracts, the contractowner must elect the levelized option for Regular Income Payments. While i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is in effect, the contractowner cannot change the payment mode elected or decrease the length of the Access Period.


When deciding whether to drop Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) you should consider that depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Guaranteed Annual Income amounts under Lincoln Lifetime IncomeSM Advantage
2.0. You should consider electing i4LIFE (Reg. TM) Advantage when you are ready to immediately start receiving i4LIFE (Reg. TM) Advantage payments whereas with Lincoln Lifetime IncomeSM Advantage 2.0 you may defer taking withdrawals until a later date. Payments from a nonqualified contract that a person receives under the i4LIFE (Reg. TM) Advantage rider are treated as "amounts received as an annuity" under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an "exclusion ratio" as provided in section 72(b) of the Code, which means a portion of each annuity payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of purchase payments. In contrast, withdrawals under Lincoln Lifetime IncomeSM Advantage
2.0 are not treated as amounts received as an annuity because they occur prior to the annuity starting date. As a result, such withdrawals are treated first as a return of any existing gain in the contract (which is the measure of the extent to which the contract value exceeds purchase payments), and then as a nontaxable return of purchase payments.

You should consider that not all i4LIFE (Reg. TM) Advantage death benefit options will be available to you. Refer to the Expense Table: i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 for available death benefit options.

The initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) will be equal to the current annual rate in effect for your Lincoln Lifetime IncomeSM Advantage 2.0 rider. This charge is in addition to the mortality and expense risk and administrative charge for your base contract death benefit option. The charge is calculated based upon the greater of the value of the Income Base or contract value as of the last valuation date under Lincoln Lifetime IncomeSM Advantage 2.0 prior to election of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). During the Access Period, this charge is deducted from the i4LIFE (Reg. TM) Advantage Account Value on a quarterly basis with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). During the Lifetime Income Period, this charge is deducted annually. The initial charge may increase annually upon a step-up of the Guaranteed Income Benefit by an amount equal to the prior charge rate (or initial charge rate if the first anniversary of the rider's effective date) multiplied by the percentage increase, if any, to the Guaranteed Income Benefit and the percentage increase if any to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge. If an Excess Withdrawal occurs, the charge will decrease by the same percentage as the percentage change to the Account Value.


Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The death benefit calculation for certain death benefit options in effect prior to the Annuity Commencement Date may change for contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0. Certain death benefit options provide that all withdrawals reduce the death benefit in the same proportion that the withdrawals reduce the contract value. If you elect the Lincoln Lifetime IncomeSM Advantage 2.0, withdrawals less than or equal to the Guaranteed Annual Income will reduce the sum of all purchase payment amounts on a dollar for dollar basis for purposes of calculating the death benefit under the Guarantee of Principal Death Benefit. The same also applies to the the EGMDB rider if the death benefit is based on the sum of all purchase payments, decreased by withdrawals. See The Contracts - Death Benefits. Any Excess Withdrawals will reduce the sum of all purchase payments in the same proportion that the withdrawals reduced the contract value under any death benefit option in which proportionate withdrawals are in effect. This change has no impact on death benefit options in which all withdrawals reduce the death benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract while this rider is in effect.

The following example demonstrates how a withdrawal will reduce the death benefit if both the EGMDB and the Lincoln Lifetime IncomeSM Advantage 2.0 are in effect when the contractowner dies. Note that this calculation applies only to the sum of all purchase payments calculation and not for purposes of reducing the highest anniversary contract value under the EGMDB:
Contract value before withdrawal $80,000
Guaranteed Annual Income amount $5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:

     a) Contract value $80,000

   b) Sum of purchase payments $100,000

     c) Highest anniversary contract value $150,000
Withdrawal of $9,000 will impact the death benefit calculation as follows:
   a) $80,000 - $9,000 = $71,000 (Reduction $9,000)
   b) $100,000 - $5,000 = $95,000 (reduction by the amount of the Guaranteed Annual Income amount)

   ($95,000 - $5,067 = $89,932 [$95,000 times ($4,000/$75,000) = $5,067]
   Proportional reduction of Excess Withdrawal. Total reduction = $10,067.

   c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875].
   The entire $9,000 withdrawal reduced the death benefit option proportionally. Total reduction = $16,875.

Item c) provides the largest death benefit of $133,125.



Lincoln Lifetime IncomeSM Advantage

The Lincoln Lifetime IncomeSM Advantage provides minimum, guaranteed, periodic withdrawals for your life as contractowner/

annuitant regardless of the investment performance of the contract, provided that certain conditions are met. A minimum guaranteed amount (Guaranteed Amount) is used to calculate the periodic withdrawals from your contract, but is not available as a separate benefit upon death or surrender. The Guaranteed Amount is equal to the initial purchase payment (or contract value if elected after contract issue) increased by subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements and the Step-up to 200% of the initial Guaranteed Amount (if applicable to your contract) and decreased by withdrawals in accordance with the provisions set forth below. No additional purchase payments are allowed if the contract value decreases to zero for any reason. The Lincoln Lifetime IncomeSM Advantage rider is no longer available for purchase as of December 31, 2010.

This rider provides annual withdrawals of 5% of the initial Guaranteed Amount called Maximum Annual Withdrawal amounts. You may receive Maximum Annual Withdrawal amounts for your lifetime. Withdrawals in excess of the Maximum Annual Withdrawal amount may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement and the 200% Step-up (if applicable to your contract). These options are discussed below in detail.

By purchasing the Lincoln Lifetime IncomeSM Advantage rider, you will be limited in how you can invest in the subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts - Investment Requirements.


Lincoln New York offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your contract value and may provide certain guarantees. These riders are fully discussed in this prospectus. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage and these other riders is included later in this prospectus (See i4LIFE (Reg. TM) Advantage option.) Not all riders will be available at all times.

We have designed the rider to protect you from outliving your contract value. If the rider terminates or you die before your contract value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your contract value will be reduced to zero before your death.


If the rider is elected at contract issue, then the rider will be effective on the contract's effective date. If the rider is elected after the contract is issued (by sending a written request to our Servicing Office), the rider will be effective on the next valuation date following approval by us. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage with any other Living Benefit rider.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a death benefit. The initial Guaranteed Amount varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Guaranteed Amount will equal your initial purchase payment. If you elect the rider after we issue the contract, the initial Guaranteed Amount will equal the contract value on the effective date of the rider. The maximum Guaranteed Amount is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit riders from all Lincoln New York contracts (or contracts issued by our affiliates) in which you are the covered life.

Additional purchase payments automatically increase the Guaranteed Amount by the amount of the purchase payment (not to exceed the maximum Guaranteed Amount); for example, a $10,000 additional purchase payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, each time a purchase payment is made after the cumulative purchase payments equal or exceed $100,000, the charge for your rider may change on the next Benefit Year anniversary. The charge will be the current charge in effect on that next Benefit Year Anniversary, for new purchases of the rider. The charge will never exceed the guaranteed maximum annual charge. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge. Additional purchase payments will not be allowed if the contract value decreases to zero for any reason including market loss.


The following example demonstrates the impact of additional purchase payments on the Lincoln Lifetime IncomeSM Advantage charge:



         Initial purchase payment                   $100,000
         Additional purchase payment in Year 2      $ 95,000   No change to charge
         Additional purchase payment in Year 3      $ 75,000   Charge will be the current charge
         Additional purchase payment in Year 4      $ 25,000   Charge will be the current charge

Each withdrawal reduces the Guaranteed Amount as discussed below.


Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional purchase payments, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up (if applicable to your contract) are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount. In addition, the percentage charge may change when cumulative purchase payments exceed $100,000 and also when Automatic Annual Step-ups occur as discussed below. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

5% Enhancement to the Guaranteed Amount. On each Benefit Year anniversary, the Guaranteed Amount, minus purchase payments received in that year, will be increased by 5% if the contractowner/annuitant is under age 86 and the rider is within the 10 year period described below. Additional purchase payments must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Guaranteed Amount equal to that purchase payment. Any purchase payments made within the first 90 days after the effective date of the rider will be included in the Guaranteed Amount for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.



Note: The 5% Enhancement is not available in any year there is a withdrawal from contract value including a Maximum Annual Withdrawal amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 5% Enhancement on the Guaranteed Amount:

Initial purchase payment = $100,000; Guaranteed Amount = $100,000

Additional purchase payment on day 30 = $15,000; Guaranteed Amount = $115,000

Additional purchase payment on day 95 = $10,000; Guaranteed Amount = $125,000

On the first Benefit Year Anniversary, the Guaranteed Amount is $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 purchase payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year Anniversary.


The 5% Enhancement will be in effect for 10 years from the effective date of the rider. The 5% Enhancement will cease upon the death of the contractowner/annuitant or when the contractowner/annuitant reaches age 86. A new 10-year period will begin each time an Automatic Annual Step-up to the contract value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Guaranteed Amount, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Guaranteed Amount above the maximum Guaranteed Amount of $10,000,000. For riders purchased prior to January 20, 2009, the 5% Enhancement will be in effect for 15 years from the effective date of the rider, and a new 15-year period will begin following each Automatic Annual Step-up.

The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no other withdrawals are made from the contract and the rider is within the 10-year period.


An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.


If your Guaranteed Amount is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change. However, the amount you pay for the rider will increase since the charge for the rider is based on the Guaranteed Amount. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.


Automatic Annual Step-ups of the Guaranteed Amount. The Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary if:

     a. the contractowner/annuitant is still living and under age 86; and

   b. the contract value on that Benefit Year anniversary is greater than the Guaranteed Amount after the 5% Enhancement (if any) or 200% Step-up (if any, as described below).


Each time the Guaranteed Amount is stepped up to the current contract value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

If your percentage rider charge is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. If you decline the Automatic Annual Step-up, you will receive the 200% Step-up (if you are eligible as described below) or the 5% Enhancement (if you are eligible as specified above); however, a new 10-year period for 5% Enhancements will not begin. You may not decline the Automatic Annual Step-up, if applicable, if your additional purchase payments would cause your charge to increase. See the earlier Guaranteed Amount section.


Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional purchase payments):



                                                                              Potential for   Length of 5%
                                                                 Guaranteed     Charge to     Enhancement
                                                Contract Value     Amount         Change         Period
                                               ---------------- ------------ --------------- -------------
         Initial Purchase Payment $50,000 .         $50,000        $50,000         No              10
         1st Benefit Year Anniversary.........      $54,000        $54,000        Yes              10
         2nd Benefit Year Anniversary.........      $53,900        $56,700         No               9
         3rd Benefit Year Anniversary.........      $57,000        $59,535         No               8
         4th Benefit Year Anniversary.........      $64,000        $64,000        Yes              10

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Guaranteed Amount to the contract value of $54,000 since the increase in the contract value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the contract value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535).

An Automatic Annual Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.


Step-up to 200% of the initial Guaranteed Amount. If you purchased Lincoln Lifetime IncomeSM Advantage on or after October 5, 2009, the 200% Step-up will not be available. On the later of the 10th Benefit Year anniversary or the Benefit Year anniversary after you reach age 75, we will step-up your Guaranteed Amount to 200% of your initial Guaranteed Amount (plus any purchase payments made within 90 days of rider election), less any withdrawals, if this would increase your Guaranteed Amount to an amount higher than that provided by the 5% Enhancement or the Automatic Annual Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Automatic Annual Step-up if the 200% Step-up applies.) (The 200% Step-up will occur on the 10th Benefit Year anniversary if you purchased the rider prior to January 20, 2009.) This Step-up will not occur if:


     1) an Excess Withdrawal (defined below) has occurred; or

   2) cumulative withdrawals totaling more than 10% of the initial Guaranteed Amount (plus purchase payments within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).

For example, assume the initial Guaranteed Amount is $200,000. A $10,000 Maximum Annual Withdrawal was made at age 69 and at age 70. If one more $10,000 Maximum Annual Withdrawal was made at age 71, the Step-up would not be available since withdrawals cannot exceed $20,000 (10% of $200,000).

This Step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Guaranteed Amount exceeds 200% of your initial Guaranteed Amount (plus purchase payments within 90 days of rider election). Required minimum distributions (RMDs) from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Guaranteed Amount. See the terms governing RMDs in the Maximum Annual Withdrawal Amount section below.

This Step-up will not cause a change to the percentage charge for your rider. However, the amount you pay for the rider will increase since the charge is based on the Guaranteed Amount. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

The following example demonstrates the impact of this Step-up on the Guaranteed
Amount:

Initial purchase payment at age 65 = $200,000; Guaranteed Amount =$200,000; Maximum Annual Withdrawal amount = $10,000.

After 10 years, at age 75, the Guaranteed Amount is $272,339 (after applicable 5% Enhancements and two $10,000 Maximum Annual Withdrawal Amounts) and the contract value is $250,000. Since the Guaranteed Amount is less than $360,000 ($200,000 initial Guaranteed Amount reduced by the two $10,000 withdrawals times 200%), the Guaranteed Amount is increased to $360,000.

The 200% Step-up (if applicable to your contract) cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Maximum Annual Withdrawal Amount. You may make periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year for your lifetime as long as your Maximum Annual Withdrawal amount is greater than zero.


On the effective date of the rider, the Maximum Annual Withdrawal amount is equal to 5% of the initial Guaranteed Amount. If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.


If your contract value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue automatically for your life under the Maximum Annual Withdrawal Amount Annuity Payment Option (discussed later). You may not withdraw the remaining Guaranteed Amount in a lump sum.

Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year. Withdrawals may also negatively impact the 200% Step-up (see above).

The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your contract value.

The Maximum Annual Withdrawal amount is increased by 5% of any additional purchase payments. For example, if the Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional purchase payment of $10,000 is made, the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000).

5% Enhancements, Automatic Annual Step-ups and the 200% Step-up (if applicable to your contract) will cause a recalculation of the eligible Maximum Annual Withdrawal amount to the greater of:

   a. the Maximum Annual Withdrawal amount immediately prior to the 5% Enhancement, Automatic Annual Step-up or 200% Step-up; or

     b. 5% of the Guaranteed Amount on the Benefit Year anniversary.

See the chart below for examples of the recalculation.

The Maximum Annual Withdrawal amount from both Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage under all Lincoln New York contracts (or contracts issued by our affiliates) applicable to you can never exceed 5% of the maximum Guaranteed Amount.

Withdrawals. If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

     1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2. the Maximum Annual Withdrawal amount will remain the same.

The following example illustrates the impact of Maximum Annual Withdrawals on the Guaranteed Amount and the recalculation of the Maximum Annual Withdrawal amount (assuming no additional purchase payments):



                                                                 Guaranteed    Maximum Annual
                                                Contract Value     Amount     Withdrawal Amount
                                               ---------------- ------------ ------------------
         Initial Purchase Payment $50,000 .         $50,000        $50,000         $2,500
         1st Benefit Year Anniversary.........      $54,000        $54,000         $2,700
         2nd Benefit Year Anniversary.........      $51,000        $51,300         $2,700
         3rd Benefit Year Anniversary.........      $57,000        $57,000         $2,850
         4th Benefit Year Anniversary.........      $64,000        $64,000         $3,200

The initial Maximum Annual Withdrawal amount is equal to 5% of the Guaranteed Amount. Since withdrawals occurred each year (even withdrawals within the Maximum Annual Withdrawal amount), the 5% Enhancement of the Guaranteed Amount was not available. However, each year the Automatic Annual Step-up occurred (1st, 3rd and 4th anniversaries), the Maximum Annual Withdrawal amount was recalculated to 5% of the current Guaranteed Amount.

Withdrawals from Individual Retirement Annuity contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in systematic monthly or quarterly installments of the amount needed to satisfy the RMD rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1. Lincoln's monthly or quarterly automatic withdrawal service is used to calculate and pay the RMD;

     2. The RMD calculation must be based only on the value in this contract;
   and

     3. No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Maximum Annual Withdrawal amount, an additional amount up to the Maximum Annual Withdrawal amount may be withdrawn. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Maximum Annual Withdrawal amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Maximum Annual Withdrawal amount. When Excess Withdrawals occur:

   1. The Guaranteed Amount is reduced by the same proportion that the Excess Withdrawal reduces the contract value. This means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction.

   2. The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount (after the pro rata reduction for the Excess Withdrawal); and

     3. The 200% Step-up will never occur.

The following example demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $12,000 withdrawal caused a $15,182 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal amount = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $12,000 Withdrawal ($5,000 is within the Maximum Annual Withdrawal amount, $7,000 is the Excess Withdrawal):

The contract value and Guaranteed Amount are reduced dollar for dollar for the Maximum Annual Withdrawal amount of $5,000:

Contract Value = $55,000
Guaranteed Amount = $80,000

The contract value is reduced by the $7,000 Excess Withdrawal and the Guaranteed Amount is reduced by 12.72%, the same proportion that the Excess Withdrawal reduced the $55,000 contract value ($7,000 / $55,000)

Contract value = $48,000

Guaranteed Amount = $69,818 ($80,000 X 12.72% = $10,181; $80,000 - $10,181 =
$69,818)
Maximum Annual Withdrawal amount = $3,491.00 (5% of $69,818)

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

Maximum Annual Withdrawal Amount Annuity Payout Option. If you are required to annuitize your Maximum Annual Withdrawal amount because you have reached the maturity date of the contract, the Maximum Annual Withdrawal Amount Annuity Payout Option is available.

The Maximum Annual Withdrawal Amount Annuity Payout Option is a fixed annuitization in which the contractowner will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your contract value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount for your life.

If the contract value is zero and you have a remaining Maximum Annual Withdrawal amount, you will receive the Maximum Annual Withdrawal Amount Annuity Payment Option.

If you are receiving the Maximum Annual Withdrawal Amount Annuity Payout Option, your beneficiary may be eligible for a final payment upon your death. To be eligible the death benefit option in effect immediately prior to the exercise of the Maximum Annual Withdrawal Amount Annuity Payout Option must not be the Account Value Death Benefit.

The final payment is equal to the sum of all purchase payments, decreased by withdrawals in the same proportion as the withdrawals reduce the contract value; withdrawals less than or equal to the Maximum Annual Withdrawal amount and payments under the Maximum Annual Withdrawal Annuity Payout Option will reduce the sum of the purchase payments dollar for dollar.

Death Prior to the Annuity Commencement Date. The Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Guaranteed Amount or any other death benefit upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of the Lincoln Lifetime IncomeSM Advantage does not impact the death benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.


Upon the death of the contractowner/annuitant, the Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). If the beneficiary elects to continue the contract after the death of the contractowner/annuitant (through a separate provision of the contract), the beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage rider if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Guaranteed Amount.

Termination. After the seventh anniversary of the effective date of the rider, the contractowner may terminate the rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:
 o on the Annuity Commencement Date (except payments under the Maximum Annual Withdrawal Amount Annuity Payment Option will continue if applicable);

 o if the contractowner or annuitant is changed including any sale or assignment of the contract or any pledge of the contract as collateral;
 o on the date the contractowner is changed pursuant to an enforceable divorce agreement or decree;
 o upon the death of the contractowner/annuitant;
 o when the Maximum Annual Withdrawal amount is reduced to zero; or
 o upon termination of the underlying annuity contract.


The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.

If you terminate the rider, you must wait one year before you can elect Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage or any other living benefits we may offer in the future.

i4LIFE (Reg. TM) Advantage Option. i4LIFE (Reg. TM) Advantage is an annuity payout option, available for purchase at an additional charge, that provides periodic Regular Income Payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a death benefit during the Access Period. This rider is available after the contract's effective date. A minimum payout floor, called the Guaranteed Income Benefit, is also available for purchase at the time you elect i4LIFE (Reg. TM) Advantage. Depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Maximum Annual Withdrawal amounts under Lincoln Lifetime IncomeSM Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage in effect on your contract at the same time.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage may decide to drop Lincoln Lifetime IncomeSM Advantage and purchase i4LIFE (Reg. TM) Advantage since i4LIFE (Reg. TM) Advantage provides a different income stream. If this decision is made, the contractowner can use any remaining Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage. Owners of the Lincoln Lifetime IncomeSM Advantage rider are guaranteed the ability to purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit in the future even if it is no longer generally available for purchase. Owners of Lincoln Lifetime IncomeSM Advantage are also guaranteed that the annuity factors that are used to calculate the initial Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage will be the annuity factors in effect as of the day they purchased Lincoln Lifetime IncomeSM Advantage. In addition, owners of Lincoln Lifetime IncomeSM Advantage may in the future purchase the Guaranteed Income Benefit at or below the guaranteed maximum charge that is in effect on the date that they purchase Lincoln Lifetime IncomeSM Advantage.


i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit for Lincoln Lifetime IncomeSM Advantage purchasers must be elected before the Annuity Commencement Date and by age 90 for nonqualified contracts or age 85 for qualified contracts. See i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit sections of this prospectus. The charges for these benefits will be the current charge for new purchasers in effect for the i4LIFE (Reg. TM) Advantage and the current Guaranteed Income Benefit charge in effect for prior purchasers of Lincoln

Lifetime IncomeSM Advantage at the time of election of these benefits. If you use your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years.

Below is an example of how the Guaranteed Amount from the Lincoln Lifetime IncomeSM Advantage is used to establish the Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Prior to i4LIFE (Reg. TM) Advantage election:

Contract Value = $100,000

Guaranteed Amount = $150,000

After i4LIFE (Reg. TM)Advantage election:

Regular Income Payment = $6,700 per year = Contract Value divided by the i4LIFE (Reg. TM) Advantage annuity factor

Guaranteed Income Benefit = $7,537.50 per year = Guaranteed Amount divided by Guaranteed Income Benefit Table factor applicable to owners of the Lincoln Lifetime IncomeSM Advantage rider.


Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The death benefit calculation for certain death benefit options in effect prior to the Annuity Commencement Date may change for contractowners with an active Lincoln Lifetime IncomeSM Advantage. Certain death benefit options provide that all withdrawals reduce the death benefit in the same proportion that the withdrawals reduce the contract value. If you elect the Lincoln Lifetime IncomeSM Advantage, withdrawals less than or equal to the Maximum Annual Withdrawal amount will reduce the sum of all purchase payments option of the death benefit on a dollar for dollar basis. This applies to the Guarantee of Principal Death Benefit, and only the sum of all purchase payments alternative of the Enhanced Guaranteed Minimum Death Benefit, whichever is in effect. See The Contracts-Death Benefits. Any Excess Withdrawals will reduce the sum of all purchase payments in the same proportion that the withdrawals reduced the contract value under any death benefit option in which proportionate withdrawals are in effect. This change has no impact on death benefit options in which all withdrawals reduce the death benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract.


The following example demonstrates how a withdrawal will reduce the death benefit if both the Enhanced Guaranteed Minimum Death Benefit (EGMDB) and the Lincoln Lifetime IncomeSM Advantage are in effect when the contractowner dies. Note that this calculation applies only to the sum of all purchase payments calculation and not for purposes of reducing the highest anniversary contract value under the EGMDB:

Contract value before withdrawal $80,000

Maximum Annual Withdrawal Amount $ 5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:

     a) Contract value $80,000

     b) Sum of purchase payments $100,000

     c) Highest anniversary contract value $150,000

Withdrawal of $9,000 will impact the death benefit calculations as follows:

     a) $80,000 - $9,000 = $71,000 (Reduction $9,000)

     b) $100,000 - $5,000 = $95,000 (dollar for dollar reduction of Maximum Annual Withdrawal amount)
     $95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067] Pro rata reduction of Excess Withdrawal. Total reduction = $10,067.

   c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875]
     The entire $9,000 withdrawal reduces the death benefit option pro rata. Total reduction = $16,875.

Item c) provides the largest death benefit of $133,125.


Lincoln Lifetime IncomeSM Advantage is no longer available for purchase.



Lincoln SmartSecurity (Reg. TM) Advantage


The Lincoln SmartSecurity (Reg. TM) Advantage is a rider that is available for purchase with your variable annuity contract. This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial purchase payment (or contract value if elected after contract issue) adjusted for subsequent purchase payments, step-ups and withdrawals in accordance with the provisions set forth below. There are two options that step-up the Guaranteed Amount to a higher level (the contract value at the time of the step-up):

     Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up or

     Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up


The Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase after January 16, 2009. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up, the contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value, if higher, on each Benefit Year anniversary through the 10th anniversary. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, the contractowner can also initiate additional 10-year periods of automatic step-ups.

You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single life or joint life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse (when available in your state). These options are discussed below in detail.

By purchasing this rider, you will be limited in how much you can invest in certain subaccounts. See The Contracts - Investment Requirements. We offer other optional riders available for purchase with variable annuity contracts. These riders, which are fully discussed in this prospectus, provide different methods to take income from your contract value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. In particular, before you elect the Lincoln SmartSecurity (Reg. TM) Advantage, you may want to compare it to Lincoln Lifetime IncomeSM Advantage 2.0, which provides minimum guaranteed, periodic withdrawals for life. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 - Compare to Lincoln SmartSecurity (Reg. TM) Advantage.

If the benefit is elected at contract issue, then the rider will be effective on the contract's effective date. If the benefit is elected after the contract is issued (by sending a written request to our Servicing Office), the rider will be effective on the next valuation date following approval by us.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If the contractowner elects to step-up the Guaranteed Amount (this does not include automatic annual step-ups within a 10-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next valuation date after notice of the step-up is approved by us.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a death benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elect the benefit at the time you purchase the contract, the Guaranteed Amount will equal your initial purchase payment. If you elect the benefit after we issue the contract, the Guaranteed Amount will equal the contract value on the effective date of the rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option. This maximum takes into consideration the combined guaranteed amounts under the Living Benefit riders of all Lincoln New York contracts (or contracts issued by our affiliates) owned by you (or on which you are the annuitant).

Additional purchase payments automatically increase the Guaranteed Amount by the amount of the purchase payment (not to exceed the maximum); for example, a $10,000 additional purchase payment will increase the Guaranteed Amount by $10,000. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option we may restrict purchase payments to your annuity contract in the future. We will notify you if we restrict additional purchase payments. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, we will allow purchase payments into your annuity contract after the first anniversary of the rider effective date if the cumulative additional purchase payments exceed $100,000 only with prior Servicing Office approval. Additional purchase payments will not be allowed if the contract value is zero.



Each withdrawal reduces the Guaranteed Amount as discussed below.


Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional purchase payments and step-ups are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.

Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary up to and including the 10th Benefit Year if:


     a. the contractowner or joint owner is still living; and

   b. the contract value as of the valuation date, after the deduction of any withdrawals (including Interest Adjustments), the rider charge and account fee plus any purchase payments made on that date is greater than the Guaranteed Amount immediately preceding the valuation date.

After the 10th Benefit Year anniversary, you may initiate another 10-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the contract value or the current Guaranteed Amount if:


     a. each contractowner and annuitant is under age 81; and

     b. the contractowner or joint owner is still living.


If you choose, we will administer this election for you automatically, so that a new 10-year period of step-ups will begin at the end of each prior 10-year step-up period.

Following is an example of how the step-ups work in the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, (assuming no withdrawals or additional purchase payments):




                                                                  Guaranteed
                                                 Contract Value     Amount
         o Initial purchase payment $50,000          $50,000     $50,000
         o 1st Benefit Year Anniversary              $54,000     $54,000
         o 2nd Benefit Year Anniversary              $53,900     $54,000
         o 3rd Benefit Year Anniversary              $57,000     $57,000


Annual step-ups, if the conditions are met, will continue until (and including) the 10th Benefit Year Anniversary. If you had elected to have the next 10-year period of step-ups begin automatically after the prior 10-year period, annual step-ups, if conditions are met, will continue beginning on the 11th Benefit Year Anniversary.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the fifth anniversary of the rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the contract value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.

Under both the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up options, contractowner elected step-ups (other than automatic step-ups) will be effective on the next valuation date after we receive your request and a new Benefit Year will begin. Purchase payments and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.

A contractowner elected step-up (including contractowner step-ups that we administer for you to begin a new 10-year step-up period) may cause a change in the percentage charge for this benefit. There is no change in the percentage charge when automatic, annual step-ups occur during a 10-year period. See Charges and Other Deductions - Rider Charges - Lincoln SmartSecurity (Reg. TM) Advantage Charge.


Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero.


On the effective date of the rider, the Maximum Annual Withdrawal amount is:
 o 7% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and
 o 5% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option.

If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional purchase payments. For example, if the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional purchase payment of $10,000 is made, the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:


     a. the Maximum Annual Withdrawal amount immediately prior to the step-up;
or

     b. 7% or 5% (depending on your option) of the new (stepped-up) Guaranteed Amount.

If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

     1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2. the Maximum Annual Withdrawal amount will remain the same.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to the Interest Adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts - Fixed Side of the Contract. If the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic monthly or quarterly installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code
Section 401(a)(9) for this contract value. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.


When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:


     1. The Guaranteed Amount is reduced to the lesser of:
  o the contract value immediately following the withdrawal, or
  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.

     2. The Maximum Annual Withdrawal amount will be the least of:
  o the Maximum Annual Withdrawal amount immediately prior to the withdrawal;
    or
  o the greater of:
   o 7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
   o 7% or 5% (depending on your option) of the contract value immediately following the withdrawal; or
  o the new Guaranteed Amount.


The following example of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 withdrawal caused a $32,000 reduction in the Guaranteed Amount.


Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650

The Guaranteed Amount was reduced to the lesser of the contract value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($85,000
- $7,000 = $78,000).

The Maximum Annual Withdrawal amount was reduced to the least of:

     1) Maximum Annual Withdrawal amount prior to the withdrawal ($5,000); or
     2) The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the contract value following the withdrawal ($2,650); or
     3) The new Guaranteed Amount ($53,000).

The least of these three items is $2,650.

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.


Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with these withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.

Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to an Interest Adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the Interest Adjustment calculation.

Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single or Joint Life options and not the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or the prior version of the Lincoln

SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (contractowner) lifetime (if you purchase the single life option) or for the lifetimes of you (contractowner) and your spouse (if the joint life option is purchased), as long as:

     1) No withdrawals are made before you (and your spouse if a joint life) are age 65; and

     2) An Excess Withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.


If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.

If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:

   1) If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the contract value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or

   2) The contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first valuation date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that valuation date. This will reduce your Maximum Annual Withdrawal amount. A contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:

     a. the contractowner (and spouse if applicable) is age 65;


 b. the contract is currently within a 10-year automatic step-up period described above (or else a contractowner submits a step-up request to start a new 10-year automatic step-up period) (the contractowner must be eligible to elect a step-up; i.e., all contractowners and the annuitant must be alive and under age 81); and


     c. you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.


As an example of these two situations, if you purchased the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single life with $100,000, your initial Guaranteed Amount is $100,000 and your initial Maximum Annual Withdrawal amount is $5,000. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $95,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or owner-elected) causes the Guaranteed Amount to equal or exceed $100,000, then the Maximum Annual Withdrawal amount of $5,000 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a 10-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount; 5% of $95,000 is $4,750. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless Excess Withdrawals are made.


The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your contract value. If the contract is surrendered, the contractowner will receive the contract value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.

If your contract value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.

Guaranteed Amount Annuity Payout Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payout Option is available.

The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in this prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your contract value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and may continue until death if the lifetime Maximum Annual Withdrawal is in effect. This may result in a partial, final payment. You would consider this option only if your contract value is less than the Guaranteed Amount (and you don't believe the contract value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero.

If the contract value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.


Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up - single life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new single life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for new purchases of the single life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider: 1) the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount; 2) whether it is important to have Maximum Annual Withdrawal amounts for life versus the remainder of the prior Guaranteed Amount; and 3) the cost of the single life option.

Upon the first death under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up - joint life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's beneficiary elects to take the annuity death benefit in installments over life expectancy, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the joint life option to the single life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for new purchases of the single life option. In deciding whether to make this change, the surviving spouse should consider: 1) if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the cost of the single life option is less than the cost of the joint life option.

If the surviving spouse of the deceased contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, will apply to the spouse as the new contractowner. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, the new contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new contractowner must meet all conditions for a step-up.

If a non-spouse beneficiary elects to receive the death benefit in installments over life expectancy (thereby keeping the contract in force), the beneficiary may continue the Lincoln SmartSecurity (Reg. TM) Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the contract value declines below the Guaranteed Amount (as adjusted for withdrawals of death benefit payments), the beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the death benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this rider. If there are multiple beneficiaries, each beneficiary will be entitled to continue a share of the Lincoln SmartSecurity (Reg. TM) Advantage equal to his or her share of the death benefit.

Impact of Divorce on Joint Life Option. In the event of a divorce, the contractowner may change from a joint life option to a single life option (if the contractowner is under age 81) at the current rider charge for new sales of the single life option. At the time of the change, the Guaranteed Amount will be reset to the current contract value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.

After a divorce, the contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.

Termination. After the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the contractowner fails to adhere to the Investment Requirements. Lincoln SmartSecurity (Reg. TM) Advantage will automatically terminate:
 o on the Annuity Commencement Date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);

 o upon the election of i4LIFE (Reg. TM) Advantage;
 o if the contractowner or annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
 o when a withdrawal in excess of the Maximum Annual Withdrawal amount reduces the Guaranteed Amount to zero; or
 o upon termination of the underlying annuity contract.


The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.

If you terminate the rider, you must wait one year before you can re-elect Lincoln SmartSecurity (Reg. TM) Advantage, or purchase Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage or any other living benefit we are offering in the future.


i4LIFE (Reg. TM) Advantage Option. Contractowners with an active Lincoln SmartSecurity (Reg. TM) Advantage who decide to terminate the Lincoln SmartSecurity (Reg. TM) Advantage rider and purchase i4LIFE (Reg. TM) Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage terms and charge in effect at the time of the i4LIFE (Reg. TM) Advantage election. Contractowners may consider this if i4LIFE (Reg. TM) Advantage will provide a higher payout amount, among other reasons. There are many factors to consider when making this decision, including the cost of the riders, the payout amounts and applicable guarantees. You should discuss this decision with your registered representative. See i4LIFE (Reg. TM) Advantage.


Availability. The Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. All contractowners and the annuitant of the contracts with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option must be under age 81 at the time this rider is elected. You cannot elect the rider on or after the purchase of i4LIFE (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage Protected Funds, 4LATER (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 or on or after the Annuity Commencement Date. The Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase.



There is no guarantee that the Lincoln SmartSecurity (Reg. TM) Advantage will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. This Rider is available for contracts issued after October 1, 2003. Check with your investment representative regarding availability.



4LATER (Reg. TM) Advantage Protected Funds

Beginning on or about July 2, 2012, 4LATER (Reg. TM) Advantage Protected Funds is a rider that provides an Income Base which will be used to establish the amount of the Guaranteed Income Benefit payment upon the election of the i4LIFE (Reg. TM) Advantage rider. If you elect 4LATER (Reg. TM) Advantage Protected Funds, you must later elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds feature under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) to receive a benefit from 4LATER (Reg. TM) Advantage Protected Funds. You will be subject to certain Investment Requirements in which 100% of your contract value must be allocated among specified subaccounts. Please see the section The Contracts - Investment Requirements in your prospectus for further information.

Income Base. The Income Base is an amount used to calculate the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds at a later date. The Income Base is not available to you as a lump sum withdrawal or as a death benefit. The initial Income Base varies based on when you elect the rider. If you elect the 4LATER (Reg. TM) Advantage Protected Funds at the time you purchase the contract, the Income Base will be equal to the initial purchase payment. If you elect the rider after you have purchased the contract, the initial Income Base will equal the contract value on the effective date of 4LATER (Reg. TM) Advantage Protected Funds. The maximum Income Base is $10,000,000. The maximum takes into consideration the total guaranteed amounts from all Lincoln New York contracts (or contracts issued by our affiliates) in which you (and/or Secondary Life, if joint life option) are the covered lives.

Additional purchase payments automatically increase the Income Base by the amount of the purchase payments (not to exceed the maximum Income Base). For example, an additional purchase payment of $10,000 will increase the Income Base by $10,000. After the first anniversary of the rider effective date, cumulative additional purchase payments will be limited to $100,000. Cumulative purchase payments in excess of $100,000 require Home Office approval. If we grant approval to exceed the $100,000 additional purchase payment restriction, the charge will change to the then current charge in effect on the next Benefit Year anniversary. Additional purchase payments will not be allowed if the contract value decreases to zero for any reason, including market loss.

Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal.

The following example demonstrates the impact of a withdrawal on the Income Base and the contract value. The contractowner makes a withdrawal of $11,200 which causes a $12,550 reduction in the Income Base.

Prior to the withdrawal:
Contract value = $112,000
Income Base = $125,500

After a withdrawal of $11,200, the contract value is reduced by 10% ($11,200) and the Income Base is also reduced by 10%, the same proportion that the withdrawal reduced the contract value ($11,200 - $112,000)

Contract value = $100,800 ($112,000 - $11,200)
Income Base = $112,950 ($125,500 x 10% = $12,550; $125,500 - $12,550 =
$112,950)

In a declining market, withdrawals may significantly reduce your Income Base. If the Income Base is reduced to zero due to withdrawals, this rider will terminate. If the contract value is reduced to zero due to a withdrawal, both the rider and the contract will terminate.

Automatic Annual Step-up. The Income Base will automatically step-up to the contract value on each Benefit Year anniversary if:

   a. the contractowner/annuitant (single life option), or the contractowner and Secondary Life (joint life option) are still living and under age 86; and

   b. the contract value on that Benefit Year anniversary, after the deduction of any withdrawals (including the rider charge and account fee), plus any purchase payments made on that date is equal to or greater than the Income Base after the 5% Enhancement (if any).

The Automatic Annual Step-up is available even in years in which a withdrawal has occurred.

5% Enhancement. On each Benefit Year anniversary, the Income Base, minus purchase payments received in that year, will be increased by 5% if:

     a. the contractowner/annuitant (as well as the Secondary Life if the joint life option is in effect) are under age 86; and

     b. if there were no withdrawals in that year; and

     c. the rider is within the Enhancement Period described below.

The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will terminate at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any new purchase payment made after the initial purchase payment will be added immediately to the Income Base. However, any new purchase payment must be invested in the contract for at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any new purchase payments made within the first 90 days after the effective date of 4LATER (Reg. TM) Advantage Protected Funds will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.

If you decline the Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the 4LATER (Reg. TM) Advantage Protected Funds charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year Anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. In order to be eligible to receive further 5% Enhancements the contractowner/annuitant (single life option), or the contractowner and Secondary Life (joint life option) must still be living and be under age 86.

Note: The 5% Enhancement is not available in any year there is a withdrawal from contract value. A 5% Enhancement will occur in subsequent years only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals):

Initial purchase payment = $100,000; Income Base = $100,000

Additional purchase payment on day 30 = $15,000; Income Base = $115,000

Additional purchase payment on day 95 = $10,000; Income Base = $125,000

On the first Benefit Year Anniversary, the Income Base will not be less than $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 purchase payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year Anniversary.

As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10,000,000.

You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.

The following is an example of how the Automatic Annual Step-ups and the 5% Enhancement affect the Income Base and the potential for the charge to increase or decrease (assuming there have been no withdrawals or new purchase payments):





                                                                 Income Base with                 Potential for Charge
                                                Contract Value    5% Enhancement    Income Base        to Change
                                               ---------------- ------------------ ------------- ---------------------
         Initial Purchase Payment $50,000 .         $50,000            N/A            $50,000             N/A
         1st Benefit Year Anniversary.........      $54,000           $52,500         $54,000             Yes
         2nd Benefit Year Anniversary.........      $53,900           $56,700         $56,700             No
         3rd Benefit Year Anniversary.........      $56,000           $59,535         $59,535             No
         4th Benefit Year Anniversary.........      $64,000           $62,512         $64,000             Yes



On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the contract value of $54,000 since the increase in the contract value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the contract value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10,000,000.

Death Prior to the Annuity Commencement Date. 4LATER (Reg. TM) Advantage Protected Funds has no provision for a payout of the Income Base or any other death benefit upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit options (as described earlier in this prospectus) will be in effect. Election of the 4LATER (Reg. TM) Advantage Protected Funds does not impact the death benefit options available for purchase with your annuity contract. Generally all death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9), as amended. See The Contracts - Death Benefit.

If the contractowner is not also named as the annuitant or the Secondary Life, upon the first death of the annuitant or Secondary Life, 4LATER (Reg. TM) Advantage Protected Funds will continue. Upon the second death of either the annuitant or Secondary Life, 4LATER (Reg. TM) Advantage Protected Funds will terminate.

Upon the death of the contractowner, 4LATER (Reg. TM) Advantage Protected Funds will continue only if either the annuitant or the Secondary Life becomes the new contractowner (because he or she was the beneficiary or joint owner), and payments under i4LIFE (Reg. TM) Advantage begin within one year after the death of the contractowner. The new contractowner will also become the annuitant and the rider charge will neither increase nor decrease as a result of this change in ownership.

Eligibility. To purchase 4LATER (Reg. TM) Advantage Protected Funds, the annuitant and Secondary Life must be age 85 or younger for nonqualified contracts.

4LATER (Reg. TM) Advantage Protected Funds is not available for purchase with qualified contracts. 4LATER (Reg. TM) Advantage Protected Funds is designed primarily for purchasers of non-qualified contracts with joint life benefits where the Secondary Life is not a spouse. If you are eligible to elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds and you purchase joint life benefits where Secondary Life is a spouse, Lincoln Lifetime IncomeSM Advantage
2.0 Protected Funds generally offers better benefits for the same charge. Please see Living Benefits Riders - Lincoln Lifetime IncomeSM Advantage 2.0, for more information about Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds.

Contractowners with an active 4LATER (Reg. TM) Advantage that wish to terminate 4LATER (Reg. TM) Advantage and elect 4LATER (Reg. TM) Advantage Protected Funds will have a transition period of 30 days prior to or after the first anniversary that 4LATER (Reg. TM) Advantage became effective (and after 4LATER (Reg. TM) Advantage Protected Funds becomes available in your state) to terminate 4LATER (Reg. TM) Advantage and elect 4LATER (Reg. TM) Advantage Protected Funds. Outside of the transition period, you must first terminate 4LATER (Reg. TM) Advantage (subject to the termination rules) before you will be able to elect 4LATER (Reg. TM) Advantage Protected Funds. See the 4LATER (Reg. TM) Advantage Termination section of this prospectus for further information about the termination rules. In all cases, by terminating any existing Living Benefit rider, you will no longer be entitled to any of the benefits that have accrued under that rider.

Termination. After the 5th anniversary of the effective date of the 4LATER (Reg. TM) Advantage Protected Funds rider, the contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the contractowner fails to adhere to the Investment Requirements. 4LATER (Reg. TM) Advantage Protected Funds will automatically terminate:
 o on the Annuity Commencement Date; or
 o if the contractowner or annuitant is changed (except if the Secondary Life assumes ownership of the contract upon death of the contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral; or

 o upon the second death of either the annuitant or Secondary Life; or
 o when the Income Base is reduced to zero due to withdrawals; or
 o upon termination of the underlying contract.

If you terminate this rider, you must wait at least one year before you can re-elect it or any other living benefit we offer in the future.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds for purchasers who previously purchased 4LATER (Reg. TM) Advantage Protected Funds. Contractowners with an active 4LATER (Reg. TM) Advantage Protected Funds will purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds at the terms in effect for other purchasers of this rider. i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is a feature under i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). i4LIFE (Reg.
TM) Advantage Guaranteed Income Benefit Protected Funds provides for periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a death benefit during the Access Period, and a minimum payout floor, called the Guaranteed Income Benefit. You will be required to adhere to certain Investment Requirements during the time you own i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds. See Living Benefit Riders - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for more information.

Once you elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds, you can use the greater of the Income Base under 4LATER (Reg. TM) Advantage Protected Funds or Account Value to establish the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds. This decision must be made by the maximum age to elect i4LIFE (Reg. TM) Advantage, which is age 95. Purchasers of 4LATER (Reg. TM) Advantage Protected Funds who have waited until after the 5th Benefit Year anniversary may elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit until age 99.

If you elected the 4LATER (Reg. TM) Advantage Protected Funds single life option, you must purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds single life option. If you elected the 4LATER (Reg. TM) Advantage Protected Funds joint life option, you must purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds joint life option.

Contractowners who elect 4LATER (Reg. TM) Advantage Protected Funds are guaranteed the ability in the future to elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds even if it is no longer available for sale. They are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those at the time they elected 4LATER (Reg. TM) Advantage Protected Funds. The minimum length of the i4LIFE (Reg. TM) Advantage Access Period will vary based upon when you purchased your 4LATER (Reg. TM) Advantage Protected Funds rider and how long the rider was in effect before you decided to purchase i4LIFE (Reg.
TM) Advantage. These requirements are specifically listed in the i4LIFE (Reg.
TM) Advantage Guaranteed Income Benefit section of this prospectus under Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments.

The contractowner must elect the levelized option for Regular Income Payments. While i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is in effect, the contractowner cannot change the payment mode elected or decrease the length of the Access Period.

You should consider electing i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds when you are ready to immediately start receiving i4LIFE (Reg. TM) Advantage payments. Payments from a nonqualified contract that a person receives under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds are treated as "amounts received as an annuity" under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an "exclusion ratio" as provided in section 72(b) of the Code, which means a portion of each annuity payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of purchase payments.


i4LIFE (Reg. TM) Advantage

i4LIFE (Reg. TM) Advantage (the Variable Annuity Payout Option rider in your contract) is an optional annuity payout rider you may purchase at an additional cost and is separate and distinct from other annuity payout options offered under your contract and described later in this prospectus. You may also purchase either the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit or the 4LATER (Reg. TM) Guaranteed Income Benefit (described below) for an additional charge. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is an annuity payout option that provides you with variable, periodic Regular Income Payments for life subject to certain conditions. These payouts are made during two time periods: an Access Period and a Lifetime Income Period. During the Access Period, you have access to your Account Value, which means you may surrender the contract, make withdrawals, and have a death benefit. During the Lifetime Income Period, you no longer have access to your Account Value. You choose the length of the Access Period when you select i4LIFE (Reg. TM) Advantage; the Lifetime Income Period begins immediately after the Access Period ends and continues until your death (or the death of a Secondary Life, if later). i4LIFE (Reg. TM) Advantage is different from other annuity payout options provided by Lincoln because with i4LIFE (Reg.
TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your Regular Income Payments. You choose when you want to receive your first Regular Income Payment and the frequency with which you will receive Regular Income Payments. The initial Regular Income Payment is calculated from the Account Value on a date no more than 14 days prior to the date you select to begin receiving the Regular Income Payments. This calculation date is called the Periodic Income Commencement Date, and is the same date the Access Period begins. Regular Income Payments must begin within one year of the date you elect i4LIFE (Reg.
TM) Advantage. Once they begin, Regular Income Payments will continue until the death of the annuitant or Secondary Life, if applicable. This option is available on non-qualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP market). This option is subject to a charge while the i4LIFE (Reg. TM) Advantage is in effect computed daily on the Account Value. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is available for contracts with a contract value of at least $50,000 and may be elected after the effective date of the contract and before an annuity payout option under this contract is elected by sending a written request to our Servicing Office. If you purchased 4LATER (Reg. TM) Advantage, you must wait at least one year before you can purchase i4LIFE (Reg.
TM) Advantage. When you elect i4LIFE (Reg. TM) Advantage, you must choose the annuitant, Secondary Life, if applicable, and make several choices about your Regular Income Payments. The annuitant and Secondary Life may not be changed after i4LIFE (Reg. TM) Advantage is elected. For qualified contracts, the Secondary Life must be the spouse. See i4LIFE (Reg. TM) Advantage Death Benefits regarding the impact of a change to the annuitant prior to the i4LIFE (Reg. TM) Advantage election.

i4LIFE (Reg. TM) Advantage for IRA annuity contracts is only available if the annuitant and Secondary Life, if applicable, are age 591/2 or older at the time the option is elected. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. i4LIFE (Reg. TM) Advantage must be elected by age 80 for qualified contracts. Additional purchase payments may be made during the Access Period for an IRA annuity contract, unless the Guaranteed Income Benefit has been elected. If the Guaranteed Income Benefit option has been elected on an IRA contract, additional purchase payments may be made until the initial Guaranteed Income Benefit is calculated. Additional purchase payments will not be accepted after the Periodic Income Commencement Date for a non-qualified annuity contract.

If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the Annuity Commencement Date. However, once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The Contracts - Transfers on or Before the Annuity Commencement Date.

When you elect i4LIFE (Reg. TM) Advantage, the death benefit that you had previously elected will become the death benefit under i4LIFE (Reg. TM) Advantage, unless you elect a less expensive death benefit option. The amount paid under the new death benefit may be less than the amount that would have been paid under the death benefit provided before i4LIFE (Reg. TM) Advantage began . See The Contracts - i4LIFE (Reg. TM) Advantage death benefits.

Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the Periodic Income Commencement Date. The Access Period is a defined period of time during which we pay variable, periodic Regular Income Payments and provide a death benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make Regular Income Payments for the rest of your life (or the Secondary Life if applicable). This is called the Lifetime Income Period. During the Lifetime Income Period, you will no longer be able to make withdrawals or surrenders or receive a death benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.


We will establish the minimum (currently 5 years) and maximum (currently the length of time between your current age and age 115 for non-qualified contracts or to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. Additional restrictions may apply if you are under age 591/2 when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent Regular Income Payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue Regular Income Payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage contracts in order to keep the Regular Income Payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See The Contracts - Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Account Value. The initial Account Value is the contract value on the valuation date i4LIFE (Reg. TM) Advantage is effective , less any applicable premium taxes. During the Access Period, the Account Value on a valuation date will equal the total value of all of the contractowner's accumulation units plus the contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made as well as any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life and the Account Value will be reduced to zero.

Regular Income Payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic Regular Income Payments for as long as an annuitant (or Secondary Life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the date you will receive the initial Regular Income Payment. Once they begin, Regular Income Payments will continue until the death of the annuitant or Secondary Life, if applicable. Regular Income Payments must begin within one year of the date you elect i4LIFE (Reg.
TM) Advantage. You also select when the Access Period ends and when the Lifetime Income Period begins. You must also select the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your Regular Income Payments.

If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have Regular Income Payments from non-qualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level Regular Income Payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, or 5% may be available. The higher the assumed investment return you choose, the higher your initial Regular Income Payment will be and the higher the return must be to increase subsequent Regular Income Payments. You also choose the length of the Access Period. At this time, changes can only be made on Periodic Income Commencement Date anniversaries.

Regular Income Payments are not subject to any applicable Interest Adjustments. See Charges and Other Deductions. For information regarding income tax consequences of Regular Income Payments, see Federal Tax Matters.

The amount of the initial Regular Income Payment is determined on the Periodic Income Commencement Date by dividing the contract value, less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:
  o the age and sex of the annuitant and Secondary Life, if applicable;

  o the length of the Access Period selected;

  o the frequency of the Regular Income Payments;

  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.


The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a death benefit of the entire Account Value will be paid to your beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum death benefit of the full Account Value was payable (The contractowner must elect an Access Period of no less than the minimum Access Period which is currently set at 5 years.) The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or death benefit.

The Account Value will vary with the actual net investment return of the subaccounts selected and the interest credited on the fixed account, which then determines the subsequent Regular Income Payments during the Access Period. Each subsequent Regular Income Payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable valuation date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the assumed investment return to determine subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the Regular Income Payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the Regular Income Payment will decrease by approximately 3%.

Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be reduced in the same proportion that withdrawals reduce the Account Value.

For a joint life option, if either the annuitant or Secondary Life dies during the Access Period, Regular Income Payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher Regular Income Payment.

For nonqualified contracts, if the annuitant and Secondary Life, if applicable, both die during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent Regular Income Payment and Regular Income Payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the annuitant and Secondary Life, if applicable, both die during the Access Period, i4LIFE (Reg. TM) Advantage (and any Guaranteed Income Benefit if applicable) will terminate.

Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the annuitant or Secondary Life is living. Your earlier elections regarding the frequency of Regular Income Payments, assumed investment return and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last valuation date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
  o the age and sex of the annuitant and Secondary Life (if living);
  o the frequency of the Regular Income Payments;

  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.


The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the contract is credited with a fixed number of annuity units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided by the annuity unit value (by subaccount). Subsequent Regular Income Payments are determined by multiplying the number of annuity units per subaccount by the annuity unit value. Your Regular Income Payments will vary based on the value of your annuity units. If your Regular Income Payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln New York's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the annuity units.

Regular Income Payments will continue for as long as the annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.

During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no death benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.



i4LIFE (Reg. TM) Advantage Death Benefits

i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The i4LIFE (Reg. TM) Advantage Account Value death benefit is available during the Access Period. This death benefit is equal to the Account Value as of the valuation date on which we approve the payment of the death claim. You may not change this death benefit once it is elected.

i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit. The i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit is available during the Access Period and will be equal to the greater of:
  o the Account Value as of the valuation date we approve the payment of the claim; or

  o the sum of all purchase payments, less the sum of Regular Income Payments and other withdrawals where:
   o Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefits, reduce the death benefit by the dollar amount of the payment; and

   o all other withdrawals, if any, reduce the death benefit in the same proportion that withdrawals reduce the contract value or Account Value.

References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater death benefit option prior to that election.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the contract value or Account Value, may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal (an interest adjustment for example) and premium taxes, if any.



The following example demonstrates the impact of a proportionate withdrawal on your death benefit:



         o i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit     $200,000
         o Total i4LIFE (Reg. TM) Regular Income Payment                       $ 25,000
         o Additional Withdrawal                                               $15,000 ($15,000/$150,000=10% withdrawal)
         o Account Value at the time of Additional Withdrawal                  $150,000



     Death Benefit Value after i4LIFE (Reg. TM) Regular Income Payment = $200,000 - $25,000 = $175,000


     Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500

     Reduction in Death Benefit Value for Withdrawal = $175,000 X 10% = $17,500


The Regular Income Payments reduce the death benefit by $25,000 and the additional withdrawal causes a 10% reduction in the death benefit, the same percentage that the withdrawal reduced the Account Value.


During the Access Period, contracts with the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit may elect to change to the i4LIFE (Reg.
TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Servicing Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit.

i4LIFE (Reg. TM) Advantage EGMDB. The i4LIFE (Reg. TM) Advantage EGMDB is only available during the Access Period. This benefit is the greatest of:
  o the Account Value as of the valuation date on which we approve the payment of the claim; or

  o the sum of all purchase payments, less the sum of Regular Income Payments and other withdrawals where:

   o Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the death benefit by the dollar amount of the payment or in the same proportion that Regular Income Payments reduce the Account Value, depending on the terms of your contract; and

   o all other withdrawals, if any, reduce the death benefit in the same proportion that withdrawals reduce the contract value or Account Value.

References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater death benefit option prior to that election; or

  o the highest Account Value or contract value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or contract value is increased by purchase payments and is decreased by Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or contract value is obtained. Regular Income Payments and withdrawals are deducted in the same proportion that Regular Income Payments and withdrawals reduce the contract value or Account Value.

When determining the highest anniversary value, if you elected the EGMDB in the base contract and this death benefit was in effect when you purchased i4LIFE (Reg. TM) Advantage, we will look at the contract value before i4LIFE (Reg. TM) Advantage and the Account Value after the i4LIFE (Reg. TM) Advantage election to determine the highest anniversary value.


In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal (an interest adjustment for example) and premium taxes, if any.


Contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the i4LIFE (Reg. TM) Advantage Guarantee of Principal or i4LIFE (Reg. TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Servicing Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage EGMDB.


General Death Benefit Provisions. For all death benefit options, following the Access Period, there is no death benefit. The death benefits also terminate when the Account Value equals zero, because the Access Period terminates.

If there is a change in the contractowner, joint owner or annuitant during the life of the contract, for any reason other than death, the only death benefit payable for the new person will be the i4LIFE (Reg. TM) Advantage Account Value death benefit.


For non-qualified contracts, upon the death of the contractowner, joint owner or annuitant, the contractowner (or beneficiary) may elect to terminate the contract and receive full payment of the death benefit or may elect to continue the contract and receive Regular Income Payments. Upon the death of the Secondary Life, who is not also an owner, only the surrender value is paid.

If you are the owner of an IRA annuity contract, and there is no Secondary Life, and you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. A spouse beneficiary may start a new i4LIFE (Reg. TM) Advantage program.


If death occurs during the Access Period, the value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

     1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

     2. written authorization for payment; and

     3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.


Upon notification to us of the death, Regular Income Payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and Regular Income Payments will continue, if applicable. The excess, if any, of the death benefit over the Account Value will be credited into the contract at that time.


If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage

A Guaranteed Income Benefit (version 4) is available for purchase when you elect i4LIFE (Reg. TM) Advantage which ensures that your Regular Income Payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. See Charges and Other Deductions for a discussion of the Guaranteed Income Benefit charges.

Beginning May 21, 2012, i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is an optional feature available for purchase that provides a higher Guaranteed Income Benefit percentage if you adhere to certain Investment Requirements. See Investment Requirements in this prospectus for more information about the Investment Requirements applicable to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds. You will be subject to Investment Requirements applicable to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds for the entire time you own this rider. Failure to comply with the Investment Requirements will result in the termination of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4). See i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit - Termination for more information. All of the other terms and conditions of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) continue to apply to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds.

As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage (withdrawal benefit riders) or Lincoln Lifetime IncomeSM Advantage 2.0 (income benefit rider) or 4LATER (Reg. TM) Advantage Protected Funds prior to electing i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (annuity payout rider). Refer to the 4LATER (Reg. TM) Advantage section of this prospectus for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit.

Additional purchase payments cannot be made to a contract with the Guaranteed Income Benefit. You are also limited in how much you can invest in certain subaccounts. See the Contracts - Investment Requirements.

There is no guarantee that the i4LIFE (Reg. TM) Guaranteed Income Benefit option will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit riders. However, a contractowner with the Lincoln Lifetime IncomeSM Advantage or the Lincoln Lifetime IncomeSM Advantage 2.0 (including Lincoln Lifetime IncomeSM Advantage
2.0 Protected Funds) who decides to drop Lincoln Lifetime IncomeSM Advantage or the Lincoln Lifetime IncomeSM Advantage 2.0 to purchase i4LIFE (Reg. TM) Advantage will be guaranteed the right to purchase the Guaranteed Income Benefit under the terms set forth in the Lincoln Lifetime IncomeSM Advantage or the Lincoln Lifetime IncomeSM Advantage 2.0 rider.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, is elected when you elect i4LIFE (Reg. TM) Advantage or during the Access Period, if still available for election, subject to terms and conditions at that time. You may choose not to purchase the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit at the time you purchase i4LIFE (Reg. TM) Advantage by indicating that you do not want the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit on the election form at the time that you purchase i4LIFE (Reg. TM) Advantage. If you intend to use the Guaranteed Amount from either the Lincoln SmartSecurity (Reg.
TM) Advantage or the Lincoln Lifetime IncomeSM Advantage riders or the Income Base from the Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds rider to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE (Reg. TM) Advantage.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE (Reg. TM) Advantage - General i4LIFE (Reg. TM) Provisions for an example.

There are four versions of the Guaranteed Income Benefit. Guaranteed Income Benefit (version 1) is no longer available for election. Guaranteed Income Benefit (version 2) may only be elected if you own a version of Lincoln Lifetime IncomeSM Advantage that guarantees you the right to elect that version. You may elect Guaranteed Income Benefit (version 3) after December 31, 2010 if you own a version of Lincoln Lifetime IncomeSM Advantage that guarantees you the right to elect that version. Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds or 4LATER (Reg. TM) Advantage Protected Funds who wish to elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) must elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds. Please refer to your Living Benefit rider regarding the availability of prior versions of Guaranteed Income Benefit.

Guaranteed Income Benefit (version 4). For Guaranteed Income Benefit (version
4) the initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base or Guaranteed Amount as applicable), based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected. The specified percentages and the corresponding age-bands for calculating the initial Guaranteed Income Benefit are outlined in the applicable table below.

Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for i4LIFE (Reg. TM) Advantage elections on or after May 21, 2012, or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 on or after April 2, 2012.

Age                     Percentage of Account Value, Income Base or Guaranteed Amount*
-------------------    ---------------------------------------------------------------
  Under age 40         2.0%
  40 - 54              2.5%
  55 - under 59.5      3.0%
  59.5 - 64            3.5%
  65 - 69              4.0%
  70 - 74              4.5%
  75 and above         5.0%



Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for i4LIFE (Reg. TM) Advantage elections prior to May 21, 2012, or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012.





Age                     Percentage of Account Value, Income Base or Guaranteed Amount*
-------------------    ---------------------------------------------------------------
  Under age 40         2.5%
  40 - 54              3.0%
  55 - under 59.5      3.5%
  59.5 - 64            4.0%
  65 - 69              4.5%
  70 - 79              5.0%
  80 and above         5.5%




* Purchasers of Lincoln SmartSecurity (Reg. TM) Advantage may use any remaining Guaranteed Amount (if greater than the Account Value) to calculate the initial Guaranteed Income Benefit. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Contractowners who elected Lincoln SmartSecurity (Reg. TM) Advantage will receive the currently available version of the Guaranteed Income Benefit.


Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for purchasers of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds on or after May 21, 2012, or purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds or 4LATER (Reg. TM) Advantage Protected Funds





Age (Single and Joint Life Options)       Percentage of Account Value or Income Base*
-------------------------------------    --------------------------------------------
  Under 40                               2.5%
  40 - 54                                3.0%
  55 - under 59.5                        3.5%
  59.5 - 64                              4.0%
  65 - 69                                4.5%
  70 - 79                                5.0%
  80 and above                           5.5%




*  Beginning April 2, 2012, purchasers of Lincoln Lifetime IncomeSM Advantage
   2.0 Protected Funds may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider's effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Beginning July 2, 2012, purchasers of 4LATER (Reg. TM) Advantage Protected Funds may use any remaining Income Base to establish the initial Guaranteed Income Benefit.


If the amount of your i4LIFE (Reg. TM) Advantage Regular Income Payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your Regular Income Payment. If your Regular Income Payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the

Account Value by the entire amount of the Guaranteed Income Benefit payment.) (Regular Income Payments also reduce the Account Value.) This payment will be made from the variable subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your death benefit. If your Account Value equals zero, no death benefit will be paid. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the annuitant (or the Secondary Life, if applicable) is living.


The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:



         o i4LIFE (Reg. TM) Account Value before market decline      $135,000
         o i4LIFE (Reg. TM) Account Value after market decline       $100,000
         o Guaranteed Income Benefit                                 $    810
         o Regular Income Payment after market decline               $    769
         o Account Value after market decline and Guaranteed         $ 99,190
         Income Benefit payment

The contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.


The Guaranteed Income Benefit (version 4) will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For non-qualified contracts, the step-up will occur annually on the first valuation date on or after each Periodic Income Commencement Date anniversary starting on the first Periodic Income Commencement Date anniversary. For qualified contracts, the step-up will occur annually on the valuation date of the first periodic income payment of each calendar year. The first step-up is the valuation date of the first periodic income payment in the next calendar year following the Periodic Income Commencement Date.

The following example illustrates how the initial Guaranteed Income Benefit (version 4) is calculated for a 60-year old contractowner with a nonqualified contract, and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 3.5% for a 60-year old per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for i4LIFE (Reg.
TM) Advantage Elections on or after May 21, 2012, table above. The example also assumes that the Account Value has increased due to positive investment returns resulting in a higher recalculated Regular Income Payment. See The Contracts - i4LIFE (Reg. TM) Advantage-Regular Income Payments during the Access Period for a discussion of recalculation of the Regular Income Payment.





8/1/2010 Amount of initial Regular Income Payment:                                    $  4,801
8/1/2010 Account Value at election of Guaranteed Income Benefit (version 4):          $100,000
8/1/2010 Initial Guaranteed Income Benefit (3.5% times $100,000 Account Value):       $  3,500
8/1/2011 Recalculated Regular Income Payment:                                         $  6,000
8/1/2011 Guaranteed Income Benefit after step-up (75% of $6,000):                     $  4,500



The contractowner's Guaranteed Income Benefit was increased to 75% of the recalculated Regular Income Payment.



At the time of a step-up of the Guaranteed Income Benefit the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 2.00%. This means that your charge may change every year. If we automatically administer a new step-up for you and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the date of the step-up. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. Step-ups will continue after a request to reverse a step-up. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

The next section describes any differences in how the Guaranteed Income Benefit works for Guaranteed Income Benefit (version 3), Guaranteed Income Benefit (version 2) and Guaranteed Income Benefit (version 1). All other features of the Guaranteed Income Benefit not discussed below are the same as in Guaranteed Income Benefit (version 4).

Guaranteed Income Benefit (version 3). Guaranteed Income Benefit (version 3) was available for purchase on or after January 20, 2009 to December 31, 2010 (unless version 3 is available for election at any time per the terms of a living benefit rider). For Guaranteed Income Benefit (version 3) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE (Reg. TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.

The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every Periodic Income Commencement Date anniversary during a 5-year step-up period. At the end of a step-up period you may elect a new step-up period by submitting a written request to the Servicing Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.

At the time of a reset of the step-up period the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every five years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the Periodic Income Commencement Date anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

Guaranteed Income Benefit (version 2). Guaranteed Income Benefit (version 2) was available for election prior to January 20, 2009 (unless version 2 is available for election at any time per the terms of a Living Benefit rider). For Guaranteed Income Benefit (version 2) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE (Reg. TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.

The Guaranteed Income Benefit will automatically step-up every three years on the Periodic Income Commencement Date anniversary to 75% of the current Regular Income Payment, if the result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary during a 15-year step-up period. At the end of a step-up period, you may elect a new 15-year step-up period by submitting a written request to the Servicing Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.

At the time of a reset of the 15-year step-up period the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every 15 years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the Periodic Income Commencement Date anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.


Guaranteed Income Benefit (version 1). If you have Guaranteed Income Benefit (version 1), your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level. This version is no longer available for election.

The next section describes certain guarantees in Living Benefit riders relating to the election of the Guaranteed Income Benefit.


Lincoln Lifetime IncomeSM Advantage 2.0. Contractowners who purchase Lincoln Lifetime IncomeSM Advantage 2.0 are guaranteed the ability in the future to purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) even if it is no longer available for sale. They are also guaranteed that the Guaranteed Income Benefit percentages and Access Period requirements will be at least as favorable as those available at the time they purchased Lincoln Lifetime IncomeSM Advantage 2.0. See The Contracts- Lincoln Lifetime IncomeSM Advantage 2.0.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). If this decision is made, the contractowner can use the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or since the rider's effective date (if there has not been an Automatic Annual Step-up) if greater than the Account Value to establish the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) at the terms in effect for purchasers of this rider. If the contractowner drops Lincoln Lifetime IncomeSM Advantage 2.0 and purchases i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) on the last day the contractowner is eligible to purchase i4LIFE (Reg. TM) Advantage, the contractowner may also use the current Guaranteed Annual Income amount, if higher, to establish the initial Guaranteed Income Benefit. This decision must be made by the maximum age to elect i4LIFE (Reg. TM) Advantage, which is age 95 for nonqualified contracts and age 80 for qualified contracts.

Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012 who have waited until after the 5th Benefit Year anniversary may elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit until age 99 for nonqualified contracts and 85 for qualified contracts.

Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds. Contractowners who elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds and purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds in accordance with the same terms set out above for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4). If this decision is made, the contractowner can use the greater of the Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the Account Value to establish the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds who wait until after the 5th Benefit Year anniversary may elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit until age 99 for nonqualified contracts and 85 for qualified contracts.

Lincoln SmartSecurity (Reg. TM) Advantage. Contractowners who purchased the Lincoln SmartSecurity (Reg. TM) Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the initial Guaranteed Income Benefit is determined, to calculate the Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be equal to the applicable percentage based on either the contractowner's age (single life) or the youngest age of either the contractowner or Secondary Life (if applicable), at the time the Guaranteed Income Benefit is elected, multiplied by the remaining Guaranteed Amount. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for elections on or after May 21, 2012 table above. In other words, the initial Guaranteed Income Benefit will equal the applicable percentage based on the contractowner's age multiplied by the remaining Guaranteed Amount (if greater than the Account Value).

The following is an example of how the Guaranteed Amount from Lincoln SmartSecurity (Reg. TM) Advantage or the Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 may be used to calculate the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). The example assumes that on the date that i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is elected the contractowner is 70 years of age and has made no withdrawals from the contract. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4.5% for a 70-year old per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for elections on or after May 21, 2012 table above. The example assumes an annual payment mode has been elected.





         Account Value (equals contract value on date i4LIFE (Reg. TM)      $100,000
         Advantage with Guaranteed Income Benefit (version 4) is
         elected):
         Guaranteed Amount/Income Base on date i4LIFE (Reg. TM)             $140,000
         Advantage with Guaranteed Income Benefit (version 4) is
         elected:
         Amount of initial Regular Income Payment:                          $  5,411    per year
         Initial Guaranteed Income Benefit (4.5% x $140,000                 $  6,300
         Guaranteed Amount/Income Base which is greater than
         $100,000 Account Value):



4LATER (Reg. TM) Advantage Protected Funds. Contractowners who elect the 4LATER (Reg. TM) Advantage Protected Funds rider must elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds in accordance with the same terms set out above for i4LIFE (Reg. TM) Advantage Guaranteed Income. When this decision is made, the contractowner can use the greater of the Income Base under 4LATERSM Advantage Protected Funds or the Account Value under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds to calculate the amount of the initial Guaranteed Income Benefit. All other provisions of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit apply.

Lincoln Lifetime IncomeSM Advantage. Contractowners who purchased Lincoln Lifetime IncomeSM Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit (version 2 or version 3 only). The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the contract value at the time the initial i4LIFE (Reg. TM) Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial Regular Income Payment times the remaining Guaranteed Amount divided by the contract value, if the Guaranteed Amount is greater than the contract value. See the Lincoln Lifetime IncomeSM Advantage - i4LIFE (Reg. TM) Advantage Option section for an example of calculation of the Guaranteed Income Benefit using the purchased Lincoln Lifetime IncomeSM Advantage Guaranteed Amount.

Contractowners who purchased Lincoln Lifetime IncomeSM Advantage may also choose to drop Lincoln Lifetime IncomeSM Advantage to purchase the version of the Guaranteed Income Benefit that is then currently available; however, only the Account Value and not the Guaranteed Amount will be used to establish the Guaranteed Income Benefit. For Guaranteed Income Benefit (version 4), the initial Guaranteed Income Benefit will be equal to the applicable percentage, which is based on the age of either the contractowner (single life option) or the youngest age of either the contractowner or Secondary Life (joint life option) at the time the Guaranteed Income Benefit is elected, multiplied by the Account Value. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. When you select the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:

  o A 4% assumed investment return (AIR) will be used to calculate the Regular Income Payments.
  o The minimum Access Period required for Guaranteed Income Benefit (version
     4) is the longer of 20 years (15 years for versions 2 and 3) or the difference between your age (nearest birthday) and age 100 (age 90 for version 4 prior to May 21, 2012; age 85 for versions 2 and 3). We may change this Access Period requirement prior to election of the Guaranteed Income Benefit. Different minimum Access Period requirements apply if you use the greater of the Account Value or Income Base under Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds or 4LATER (Reg. TM) Advantage Protected Funds to calculate the Guaranteed Income Benefit as set forth below:





                                      Minimum Access Period
                                            Elections of i4LIFE (Reg. TM) Advantage prior to the
                                                        5th Benefit Year Anniversary
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 on or after April 2, 2012   between your age and age 100
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 Protected Funds             between your age and age 90
 Purchasers of 4LATER (Reg. TM) Advantage
 Protected Funds
 Purchasers of Lincoln Lifetime IncomeSM
 Advantage 2.0 prior to April 2, 2012



                                            Elections of i4LIFE (Reg. TM) Advantage on and after
                                                      the 5th Benefit Year Anniversary
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 on or after April 2, 2012   between your age and age 95
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 15 years or the difference
 Advantage 2.0 Protected Funds             between your age and age 85
 Purchasers of 4LATER (Reg. TM) Advantage
 Protected Funds
 Purchasers of Lincoln Lifetime IncomeSM
 Advantage 2.0 prior to April 2, 2012






  o The maximum Access Period available for this benefit is to age 115 for non-qualified contracts; to age 100 for qualified contracts.


If you choose to lengthen your Access Period (which must be increased by a minimum of 5 years), your Regular Income Payment will be reduced. For versions 1, 2 and 3 of Guaranteed Income Benefit, an extension of your Access Period will also reduce your i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit in proportion to the reduction in the Regular Income Payment. This reduction of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit does not apply to Guaranteed Income Benefit (version 4). If you choose to shorten your Access Period, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit will terminate. Refer to the Example in the 4LATER (Reg. TM) Guaranteed Income Benefit section of this prospectus.


The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate due to any of the following events:

  o the death of the annuitant (or the later of the death of the annuitant or Secondary Life if a joint payout was elected); or
  o a contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency; or

  o upon written notice to us; or

  o assignment of the contract; or
  o failure to comply with Investment Requirements.

A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next Periodic Income Commencement Date anniversary. Termination will be only for the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified. However if you used the greater of the Account Value or Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds to establish the Guaranteed Income Benefit any termination of the Guaranteed Income Benefit will also result in a termination of the i4LIFE (Reg. TM) Advantage election. If you used your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years. If you terminate the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE (Reg. TM) Advantage Regular Income Payments will be recalculated. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.

Availability. The contractowner must be under age 95 for nonqualified contracts and under age 80 for qualified contracts at the time this rider is elected.

Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments and Guaranteed Income Benefit payments, if applicable, will be reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. The Interest Adjustment may apply.

The following example demonstrates the impact of a withdrawal on the Regular Income Payments and the Guaranteed Income Benefit payments:




         o i4LIFE (Reg. TM) Regular Income Payment before Withdrawal      $  1,200
         o Guaranteed Income Benefit before Withdrawal                    $    900
         o Account Value at time of Additional Withdrawal                 $150,000
         o Additional Withdrawal                                          $ 15,000   (a 10% withdrawal)


     Reduction in i4LIFE (Reg. TM) Regular Income Payment for Withdrawal = $1,200 X 10 % = $120
     i4LIFE (Reg. TM) Regular Income Payment after Withdrawal = $1,200 - $120 = $1,080


     Reduction in Guaranteed Income Benefit for Withdrawal = $900 X 10% = $90 Guaranteed Income Benefit after Withdrawal = $900 - $90 = $810


Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made. The Interest Adjustment may apply.


Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next valuation date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE (Reg. TM) Advantage death benefit will terminate and you will have the Guarantee of Principal death benefit. Upon termination, we will stop assessing the charge for i4LIFE (Reg. TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the new death benefit option. Your contract value upon termination will be equal to the Account Value on the valuation date we terminate i4LIFE (Reg. TM) Advantage.

For non-qualified contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.


4LATER (Reg. TM) Advantage


4LATER (Reg. TM) Advantage is a rider that is available to protect against market loss by providing you with a method to receive a minimum payout from your annuity. The rider provides an Income Base (described below) prior to the time you begin taking payouts from your annuity. If you elect 4LATER (Reg. TM) Advantage, you must elect i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit to receive a benefit from 4LATER (Reg. TM) Advantage. Election of these riders may limit how much you can invest in certain subaccounts. See The Contracts - Investment Requirements. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Advantage charge.

This rider will no longer be available for sale beginning on or around July 2, 2012, or when the 4LATER (Reg. TM) Advantage Protected Funds rider is available in your state, whichever is later. Please check with your registered representative for availability.



4LATER (Reg. TM) Advantage Before Payouts Begin

The following discussion applies to 4LATER (Reg. TM) Advantage during the accumulation phase of your annuity, referred to as 4LATER (Reg. TM). This is prior to the time any payouts begin under i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit.

Income Base. The Income Base is a value established when you purchase 4LATER (Reg. TM) and will only be used to calculate the minimum payouts available under your contract at a later date. The Income Base is not available for withdrawals or as a death benefit. If you elect 4LATER (Reg. TM) at the time you purchase the contract, the Income Base initially equals the purchase payments. If you elect 4LATER (Reg. TM) after we issue the contract, the Income Base will initially equal the contract value on the 4LATER (Reg. TM) Effective Date. Additional purchase payments automatically increase the Income Base by the amount of the purchase payments. Additional purchase payments will not be allowed if the contract value is zero. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

As described below, during the accumulation phase, the Income Base will be automatically enhanced by 15% (adjusted for additional purchase payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current contract value if your contract value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln New York automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE (Reg. TM) Advantage and establish the 4LATER (Reg. TM) Guaranteed Income Benefit, the Income Base (if higher than the contract value) is used in the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit calculation.

Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER (Reg. TM) Effective Date, or on the date of any reset of the Income Base to the contract value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for purchase payments and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current contract value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.

Future Income Base. 4LATER (Reg. TM) provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE (Reg. TM) Advantage is elected, you terminate 4LATER (Reg. TM) or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATER (Reg. TM) charge will then be assessed on this newly adjusted Income Base, but the percentage charge will not change.

Any purchase payment made after the 4LATER (Reg. TM) Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the purchase payment, plus 15% of that purchase payment.


Example:


         Initial Purchase Payment                                $100,000
         Purchase Payment 60 days later                          $ 10,000
                                                                 --------
         Income Base                                             $110,000
         Future Income Base (during the 1st Waiting Period)      $126,500   ($110,000 x 115%)
         Income Base (after 1st Waiting Period)                  $126,500
         New Future Income Base (during 2nd Waiting Period)      $145,475   ($126,500 x 115%)

Any purchase payments made after the 4LATER (Reg. TM) Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the purchase payment plus 15% of that purchase payment on a pro-rata basis for the number of full years remaining in the current Waiting Period.


Example:


         Income Base                                                $100,000
         Purchase Payment in Year 2                                 $ 10,000
                                                                    --------
         New Income Base                                            $110,000
         Future Income Base (during 1st Waiting Period-Year 2)      $125,500   ($100,000 x 115%) + ($10,000 x 100%) +
                                                                               (10,000 x 15% x 1/3)
         Income Base (after 1st Waiting Period)                     $125,500
         New Future Income Base (during 2nd Waiting Period)         $144,325   (125,500 x 115%)

Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

During any subsequent Waiting Periods, if you elect to reset the Income Base to the contract value, the Future Income Base will equal 115% of the contract value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current contract value below.

In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the contractowner to establish a 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.


Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER (Reg. TM) Effective Date. The Maximum Income Base will be increased by 200% of any additional purchase payments. In all circumstances, the Maximum Income Base can never exceed $10,000,000. This maximum takes into consideration the combined guaranteed amounts from any Living Benefit riders under all Lincoln New York contracts (or contracts issued by our affiliates) owned by you or on which you are the annuitant.


After a reset to the current contract value, the Maximum Income Base will equal 200% of the contract value on the valuation date of the reset not to exceed $10,000,000.

Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.


Example:

      Income Base                             $100,000      Maximum Income Base                   $200,000
      Purchase Payment in Year 2              $ 10,000      Increase to Maximum Income Base       $ 20,000
      New Income Base                         $110,000      New Maximum Income Base               $220,000
      Future Income Base after Purchase       $125,500      Maximum Income Base                   $220,000
       Payment
      Income Base (after 1st Waiting          $125,500
       Period)
      Future Income Base (during 2nd          $144,325      Maximum Income Base                   $220,000
       Waiting Period)
      Contract Value in Year 4                $112,000
      Withdrawal of 10%                       $ 11,200
      After Withdrawal (10% adjustment)
-----------------------------------------
      Contract Value                          $100,800
      Income Base                             $112,950
      Future Income Base                      $129,892      Maximum Income Base                   $198,000

Resets of the Income Base to the current contract value ("Resets"). You may elect to reset the Income Base to the current contract value at any time after the initial Waiting Period following: (a) the 4LATER (Reg. TM) Effective Date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the annuitant must be under age 81. You might consider resetting the Income Base if your contract value has increased above the Income Base (including the 15% automatic Enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the contract value, the 15% automatic Enhancement will not apply until the end of the next Waiting Period.

This reset may be elected by sending a written request to our Servicing Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the contract value is higher than the Income Base (after the Income Base has been reset to the Future Income
Base), we will implement this election and the Income Base will be equal to the contract value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE (Reg. TM) Advantage, the annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the contract value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Servicing Office.

At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge will change to the current charge in effect at the time of the reset, not to exceed the guaranteed maximum charge. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next valuation date after notice of the reset is approved by us.

We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER (Reg. TM) Effective Date and starting with each anniversary of the 4LATER (Reg. TM) Effective Date after that. If the contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.

Eligibility. To purchase 4LATER (Reg. TM) Advantage, the annuitant must be age 80 or younger. If you plan to elect i4LIFE (Reg. TM) Advantage within three years of the issue date of 4LATER (Reg. TM) Advantage, you will not receive the benefit of the Future Income Base.

4LATER (Reg. TM) Rider Effective Date. If 4LATER (Reg. TM) is elected at contract issue, then it will be effective on the contract's effective date. If 4LATER (Reg. TM) is elected after the contract is issued (by sending a written request to our Servicing Office), then it will be effective on the next valuation date following approval by us.


4LATER (Reg. TM) Guaranteed Income Benefit


When you are ready to elect i4LIFE (Reg. TM) Advantage Regular Income Payments, the greater of the Income Base accumulated under 4LATER (Reg. TM) or the contract value will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The 4LATER (Reg. TM) Guaranteed Income Benefit is a minimum payout floor for your i4LIFE (Reg. TM) Advantage Regular Income Payments. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit charge.

The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or contract value (or Guaranteed Amount if applicable) on the Periodic Income Commencement Date, by 1000 and multiplying the result by the rate per $1000 from the Guaranteed Income Benefit Table in your 4LATER (Reg.
TM) rider. If the contract value is used to establish the 4LATER (Reg. TM) Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE (Reg. TM) Advantage Regular Income Payment

(which is also based on the contract value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the contract value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE (Reg. TM) Advantage Regular Income Payment.

If the amount of your i4LIFE (Reg. TM) Advantage Regular Income Payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the 4LATER (Reg. TM) Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER (Reg. TM) Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER (Reg. TM) Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE (Reg.
TM) Advantage Regular Income Payment. If your Regular Income Payment is less than the 4LATER (Reg. TM) Guaranteed Income Benefit, we will reduce your i4LIFE (Reg. TM) Advantage Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the 4LATER (Reg. TM) Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the subaccounts and the fixed account on a pro-rata basis according to your investment allocations.


The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:



         o i4LIFE (Reg. TM) Account Value before market decline      $135,000
         o i4LIFE (Reg. TM) Account Value after market decline       $100,000
         o Guaranteed Income Benefit                                 $    810
         o Regular Income Payment after market decline               $    769
         o Account Value after market decline and Guaranteed         $ 99,190
         Income Benefit payment

If your Account Value reaches zero as a result of withdrawals to provide the 4LATER (Reg. TM) Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER (Reg. TM) Guaranteed Income Benefit.


When your Account Value reaches zero, your i4LIFE (Reg. TM) Advantage Access Period will end and the i4LIFE (Reg. TM) Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER (Reg. TM) Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your death benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER (Reg. TM) Guaranteed Income Benefit for as long as the annuitant (or the secondary life, if applicable) is living (i.e., the i4LIFE (Reg. TM) Advantage Lifetime Income Period). If your Account Value equals zero, no death benefit will be paid.

If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the 4LATER (Reg. TM) Guaranteed Income Benefit, the 4LATER (Reg. TM) Guaranteed Income Benefit will never come into effect.

The 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current Regular Income Payment, if that result is greater than the immediately prior 4LATER (Reg. TM) Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary for 15 years. At the end of a 15-year step-up period, the contractowner may elect a new 15-year step-up period by submitting a written request to the Servicing Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln New York administer this election for you. At the time of a reset of the 15 year period, the charge for the 4LATER (Reg. TM) Guaranteed Income Benefit will become the current charge up to the guaranteed maximum charge of 1.50% (i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charge). After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost). If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred.

Additional purchase payments cannot be made to your contract after the Periodic Income Commencement Date. The 4LATER (Reg. TM) Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your financial adviser.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period. See i4LIFE (Reg. TM) Advantage - Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE (Reg. TM) Advantage Regular Income Payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER (Reg. TM) Guaranteed Income Benefit currently is the longer of 15 years or the difference between your current age (nearest birthday) and age 85. We reserve the right to increase this minimum prior to election of 4LATER (Reg. TM) Advantage, subject to the terms in your rider. (Note: i4LIFE (Reg. TM) Advantage may allow a shorter Access Period if a Guaranteed Income Benefit is not provided.)

If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your Regular Income Payment, your 4LATER (Reg. TM) Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER (Reg. TM) Guaranteed Income Benefit will be adjusted in proportion to the reduction in the Regular Income Payment. If you choose to shorten your Access Period, the 4LATER (Reg. TM) rider will terminate.

When you make your 4LATER (Reg. TM) Guaranteed Income Benefit and i4LIFE (Reg.
TM) Advantage elections, you must also choose an assumed investment return of 4% to calculate your i4LIFE (Reg. TM) Advantage Regular Income Payments. Once you have elected 4LATER (Reg. TM), the assumed investment return rate will not change; however, we may change the required assumed investment return rate in the future for new purchasers only.

The following is an example of what happens when you extend the Access Period:

     Assume:
     i4LIFE (Reg. TM) Advantage remaining Access Period = 10 years

     Current i4LIFE (Reg. TM) Advantage Regular Income Payment = $6,375

     Current 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692

     Extend Access Period 5 years:

     i4LIFE (Reg. TM) Advantage Regular Income Payment after extension = $5,355 Percentage change in i4LIFE (Reg. TM) Advantage Regular Income Payment =
   $5,355 - $6,375 = 84%

     New 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692 x 84% = $4,781


Termination. After the later of the third anniversary of the 4LATER (Reg. TM) rider Effective Date or the most recent Reset, the 4LATER (Reg. TM) rider may be terminated upon written notice to us. Prior to the Periodic Income Commencement Date, 4LATER (Reg. TM) will automatically terminate upon any of the following events:
 o termination of the contract to which the 4LATER (Reg. TM) rider is attached;

 o the change of or the death of the annuitant (except if the surviving spouse assumes ownership of the contract and the role of the annuitant upon death of the contractowner); or
 o the change of contractowner (except if the surviving spouse assumes ownership of the contract and the role of annuitant upon the death of the contractowner), including the assignment of the contract.


After the Periodic Income Commencement Date, the 4LATER (Reg. TM) rider will terminate due to any of the following events:

 o the death of the annuitant (or the later of the death of the annuitant or secondary life if a joint payout was elected); or

 o a contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency.

A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next Periodic Income Commencement Date anniversary. Termination will be only for the 4LATER (Reg. TM) Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.

If you terminate 4LATER (Reg. TM) prior to the Periodic Income Commencement Date, you must wait one year before you can re-elect 4LATER (Reg. TM) or purchase the Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage 2.0. If you terminate the 4LATER (Reg. TM) rider on or after the Periodic Income Commencement Date, you cannot re-elect it. You may be able to elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, after one year. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.


Availability. Check with your registered representative regarding availability. You cannot elect 4LATER (Reg. TM) after an annuity payout option or i4LIFE (Reg. TM) Advantage has been elected, and it cannot be elected on contracts that currently have Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage 2.0.

Contractowners who drop Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage and elect 4LATER (Reg. TM) will not carry their Guaranteed Amount over into the new 4LATER (Reg. TM). The 4LATER (Reg. TM) Income Base will be established based on the contractowner's contract value on the effective date of 4LATER (Reg. TM). Likewise, contractowners who drop Lincoln Lifetime IncomeSM Advantage 2.0 and elect 4LATER (Reg. TM) will not carry their Income Base over into the new 4LATER (Reg. TM). Contractowners who drop Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage 2.0 will have to wait one year before they can elect 4LATER (Reg. TM). See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage 2.0.


Annuity Payouts


When you apply for a contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, contractowners with Lincoln SmartSecurity (Reg. TM) Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payout Option. Contractowners with Lincoln Lifetime IncomeSM Advantage may elect the Maximum Annual Withdrawal Amount Annuity Payout option. Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 may elect the Guaranteed Annual Income Amount Annuity Payout option.


The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.


Annuity Options

The annuity options outlined below do not apply to contractowners who have elected i4LIFE (Reg. TM) Advantage, the Maximum Annual Withdrawal Amount Annuity Payout option, the Guaranteed Amount Annuity Payout option, or the Guaranteed Annual Income Amount Annuity Payout option.

Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus
 o the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death.

The value of the number of annuity units is computed on the date the death claim is approved for payment by the Servicing Office.

Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the annuitant with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.

Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an annuity payout option as a method of paying the death benefit to a beneficiary. If you do, the beneficiary cannot change this payout option. You may change or revoke in writing to our Servicing Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an annuity payout option, the beneficiary may choose any annuity payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.


General Information


Any previously selected death benefit in effect before the Annuity Commencement Date will no longer be available on and after the Annuity Commencement Date. You may change the Annuity Commencement Date, change the annuity option or change the allocation of the investment among subaccounts up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Servicing Office. You must give us at least 30 days notice before the date on which you want payouts to begin. Annuity payouts cannot commence within twelve months of the effective date of the contract.


Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in case of joint life annuity) will be paid to you or your beneficiary as payouts become due after we are in receipt of:
 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o all claim forms, fully completed.


Variable Annuity Payouts

Variable annuity payouts will be determined using:

 o The contract value on the Annuity Commencement Date, less applicable premium taxes;

 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.


Annuity payouts assume an investment return of 3%, 4% or 5% per year, as applied to the applicable mortality table. You may choose your assumed interest rate at the time you elect a variable annuity payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.



Fixed Side of the Contract


Purchase payments and contract value allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the New York State Department of Financial Services as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.


In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.


We guarantee an annual effective interest rate of not less than 1.50% per year on amounts held in a fixed account.

ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED. Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the guaranteed period is subject to the interest adjustment. This may reduce your value upon surrender, withdrawal or transfer, but will not reduce the amount below the value it would have had if 1.50% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed account.

Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time. At this time, the fixed account is available for dollar cost averaging only. Please contact your registered representative for further information.



Guaranteed Periods


The fixed account is divided into separate Guaranteed Periods, which credit guaranteed interest.

You may allocate purchase payments to one or more Guaranteed Periods of 1 to 10 years. We may add Guaranteed Periods or discontinue accepting purchase payments into one or more Guaranteed Periods at any time. The minimum amount of any purchase payment that can be allocated to a Guaranteed Period is $2,000. Each purchase payment allocated to the fixed account will start its own Guaranteed Period and will earn a guaranteed interest rate. The duration of the Guaranteed Period affects the guaranteed interest rate of the fixed account. A Guaranteed Period ends on the date after the number of calendar years in the Guaranteed Period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the Guaranteed Period. Amounts surrendered, transferred or withdrawn prior to the end of the Guaranteed Period will be subject to the Interest Adjustment. Each Guaranteed Period purchase payment will be treated separately for purposes of determining any applicable Interest Adjustment. You may transfer amounts from the fixed account to the variable subaccount(s) subject to the following restrictions:
 o Fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
 o the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.

Because of these restrictions, it may take several years to transfer amounts from the fixed account to the variable subaccounts. Any amount withdrawn from the fixed account may be subject to any applicable account fees and premium taxes.

We will notify the contractowner in writing at least 45 but not more than 75 days prior to the expiration date for any Guaranteed Period amount. A new Guaranteed Period of the same duration as the previous Guaranteed Period will begin automatically at the end of the previous Guaranteed Period, unless we receive, prior to the end of a Guaranteed Period, a written election by the contractowner. The written election may request the transfer of the Guaranteed Period amount to a different Guaranteed Period account or to a variable subaccount from among those being offered by us. Transfers of any Guaranteed Period amount which become effective upon the date of expiration of the applicable Guaranteed Period are not subject to the limitation of twelve transfers per contract year or the additional fixed account transfer restrictions.


Interest Adjustment


Any surrender, withdrawal or transfer of a Guaranteed Period amount before the end of the Guaranteed Period (other than dollar cost averaging, cross-reinvestment, Maximum Annual Withdrawals under Lincoln SmartSecurity (Reg. TM) Advantage or Regular Income Payments under i4LIFE (Reg. TM) Advantage) will be subject to the Interest Adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the Guaranteed Period will not be subject to the Interest Adjustment. The Interest Adjustment will be applied to the amount being surrendered, withdrawn or transferred. The Interest Adjustment will be applied after the deduction of any applicable account fees and before any applicable transfer charges. Any transfer, withdrawal, or surrender of contract value from a fixed account will be increased or decreased by an Interest Adjustment, unless the transfer, withdrawal or surrender is effective:
 o during the free look period (See Return Privilege).
 o on the expiration date of a Guaranteed Period.
 o as a result of the death of the contractowner or annuitant.

 o subsequent to the diagnosis of a terminal illness of the contractowner. Diagnosis of the terminal illness must be after the effective date of the contract and result in a life expectancy of less than one year, as determined by a qualified professional medical practitioner.
 o subsequent to the admittance of the contractowner into an accredited nursing home or equivalent health care facility. Admittance into such facility must be after the effective date of the contract and continue for 90 consecutive days prior to the surrender or withdrawal.

 o subsequent to the permanent and total disability of the contractowner if such disability begins after the effective date of the contract and prior to the 65th birthday of the contractowner.

 o upon annuitization of the contract.

These provisions may not be applicable to your contract or available in your state. Please check with your investment representative regarding the availability of these provisions.


In general, the Interest Adjustment reflects the relationship between the yield rate in effect at the time a purchase payment is allocated to a Guaranteed Period under the contract and the yield rate in effect at the time of the purchase payment's surrender, withdrawal or transfer. It also reflects the time remaining in the Guaranteed Period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the purchase payment was allocated, then the application of the Interest Adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the purchase payment, then the application of the Interest Adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.


The Interest Adjustment is calculated by multiplying the transaction amount by:



   (1+A)n
----------
           -1
  (1+B )n

     where:

   A = yield rate for a U.S. Treasury security with time to maturity equal to the Guaranteed Period, determined at the beginning of the Guaranteed Period.

   B = yield rate for a U.S. Treasury security with time to maturity equal to the time remaining in the Guaranteed Period if greater than one year, determined at the time of surrender, withdrawal or transfer. For remaining periods of one year or less, the yield rate for a one year U.S. Treasury security is used.

     n= The number of years remaining in the Guaranteed Period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)


     Straight-Line interpolation is used for periods to maturity not quoted.


See the SAI for examples of the application of the Interest Adjustment.



Small Contract Surrenders


We may surrender your contract, in accordance with New York law if:

 o your contract value drops below certain state specified minimum amounts ($2,000 or less) for any reason, including if your contract value decreases due to the performance of the subaccounts you selected;
 o no purchase payments have been received for three (3) full, consecutive contract years; and

 o the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month (these requirements may differ in some states).


At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional purchase payments to bring your contract value above the minimum level to avoid surrender. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit riders.


Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect contractowners.

If, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the money market sub-account until the fund is liquidated. Payment of contract proceeds from the fixed account may be delayed for up to six months.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment and/or deny payment of a request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a contractowner's account to government regulators.


Reinvestment Privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal.


This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Servicing Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the Servicing Office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). Any taxable distribution that is reinvested may still be reported as taxable. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.



Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).

Distribution of the Contracts

Lincoln Financial Distributors ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln New York and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors and/or Lincoln Financial Securities Corporation (collectively "LFN"), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us ("Selling Firms"). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer "non-cash compensation", as defined under FINRA's rules, which includes among other things, merchandise, gifts and prizes, office space and equipment, seminars and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.


Compensation Paid to LFN. The maximum commission the Principal Underwriter pays to LFN is 2.50% of purchase payments, plus up to 0.25% quarterly based on contract value. LFN may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFN is 4.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves.


Lincoln New York also pays for the operating and other expenses of LFN, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its sales representatives a portion of the commissions received for their sales of contracts. LFN sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN sales representatives and/or their managers qualify for such benefits. LFN sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.


Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFN, is 2.50% of purchase payments, plus up to 0.30% quarterly based on contract value. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 4.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; (5) and inclusion in the financial products the Selling Firm offers.


Lincoln New York may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.

These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2011 is contained in the SAI.


Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. A marketing expense allowance is paid to American Funds Distributors (AFD) in consideration of the marketing assistance AFD provides to LFD. This allowance, which ranges from 0.10% to 0.16% is based on the amount of purchase payments initially allocated to the American Funds Insurance Series underlying the variable annuity. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.


Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln New York. This prospectus provides a general description of the material features of the contract. Questions about your contract should be directed to us at 1-888-868-2583.



Federal Tax Matters

Introduction

The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code ("Code"), Treasury Regulations and applicable IRS guidance to your individual situation.



Nonqualified Annuities


This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.



Tax Deferral On Earnings


Under the Code, you are generally not subject to tax on any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the Code must treat the contract as owned by an individual).

 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
 o Your right to choose particular investments for a contract must be limited.

 o The Annuity Commencement Date must not occur near the end of the annuitant's life expectancy.



Contracts Not Owned By An Individual


If a contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, bonus credits and persistency credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:

 o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
 o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the annuity payout period;
 o Contracts acquired by an estate of a decedent;
 o Certain qualified contracts;
 o Contracts purchased by employers upon the termination of certain qualified plans; and
 o Certain contracts used in connection with structured settlement agreements.


Investments In The VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."

Restrictions


The Code limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent in an attempt to prevent you from being considered as the owner of the assets of the VAA for purposes of the Code, you as the owner of the assets of the VAA.



Loss Of Interest Deduction

After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses.


Age At Which Annuity Payouts Begin


The Code does not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments, bonus credits, persistency credits and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the contract will not be treated as an annuity for purposes of the Code. In that event, you would be currently taxed on the excess of the contract value over the purchase payments of the contract.



Tax Treatment Of Payments


We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity under the Code and that any increase in your contract value will not be taxed until there is a distribution from your contract.



Taxation Of Withdrawals And Surrenders


You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your purchase payments. In certain circumstances, your purchase payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has a Living Benefit rider, and if the guaranteed amount under that rider immediately before a withdrawal exceeds your contract value, the Code may require that you include those additional amounts in your income. Please consult your tax adviser.



Taxation Of Annuity Payouts, Including Regular Income Payments


The Code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than Regular Income Payments, are taken from i4LIFE (Reg. TM) Advantage during the Access Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.



Taxation Of Death Benefits


We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the Annuity Commencement Date.

Death prior to the Annuity Commencement Date:

 o If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.
 o If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.


Death after the Annuity Commencement Date:

 o If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.

 o If death benefits are received in a lump sum, the Code imposes tax on the amount of death benefits which exceeds the amount of purchase payments not previously received.

Penalty Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts


The Code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or annuity payouts that:

 o you receive on or after you reach 591/2,

 o you receive because you became disabled (as defined in the Code),

 o you receive from an immediate annuity,
 o a beneficiary receives on or after your death, or
 o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).


Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income," or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. The tax is effected for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.


Special Rules If You Own More Than One Annuity Contract


In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described previously.



Loans and Assignments


Except for certain qualified contracts, the Code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your contract value, as a withdrawal of such amount or portion.



Gifting A Contract

If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the extent it exceeds your purchase payments not previously received. The new owner's purchase payments in the contract would then be increased to reflect the amount included in income.


Charges for Additional Benefits

Your contract automatically includes a basic death benefit and may include other optional riders. Certain enhancements to the basic death benefit may also be available to you. The cost of the basic death benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the death benefit and other optional rider charges, if any, as a contract withdrawal.


Qualified Retirement Plans


We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.



Types of Qualified Contracts and Terms of Contracts


Qualified plans may include the following:

 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)

 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
 o Roth 403(b) plans


Beginning January 1, 2012, our individual variable annuity products will no longer be available for use in connection with qualified plan accounts described in the lists above, with the exception of Traditional IRA, SEP IRA and Roth IRA arrangements or Plans.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the Code's requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

Pursuant to new tax regulations, starting September 24, 2007, the contract is not available for purchase under a 403(b) plan and since July 31, 2008, we do not accept additional premiums or transfers to existing 403(b) contracts. Also, we now are generally required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer processing payments you request until all information required under the Code has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, your contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.



Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example:
 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.
 o Minimum annual distributions are required under most qualified plans once you reach a certain age, typically age 701/2, as described below.
 o Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.


Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.



Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.


The IRS regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced death benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.

Federal Penalty Taxes Payable on Distributions


The Code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The Code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:

 o received on or after the annuitant reaches 591/2,

 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the Code),

 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or
 o received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.


Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income," or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.


Transfers and Direct Rollovers

As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.


Death Benefit and IRAs

Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain death benefit options may not be available for all of our products.


Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our Tax Status


Under the Code, we are not required to pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under the Code, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If there are any changes in the Code that require us to pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.

Changes in the Law


The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.




Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.


Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each contractowner provide their voting instructions to us. Even though contractowners may choose not to provide voting instruction, the shares of a fund to which such contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.


Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln New York may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Return Privilege


Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to Lincoln Life & Annuity Company of New York at PO Box 2348, Fort Wayne, IN 46801-2348. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the contract value as of the valuation date on which we receive the cancellation request, plus any premium taxes which had been deducted. No applicable Interest Adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the contract value during the free-look period.


IRA purchasers will receive the greater of purchase payments or contract value as of the valuation date on which we receive the cancellation request.


State Regulation


As a life insurance company organized and operated under New York law, we are subject to provisions governing life insurers and to regulation by the New York Superintendent of Insurance. Our books and accounts are subject to review and examination by the New York State Department of Financial Services at all times. A full examination of our operations is conducted by that Department at least every five years.



Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Servicing Office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.

Other Information

You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.


Legal Proceedings


In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period.

Contents of the Statement of Additional Information (SAI) for Lincoln New York Account N for Variable Annuities


Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment
Calculations
Determination of Accumulation and Annuity Unit
Value
Capital Markets
Advertising & Ratings
Additional Services
Other Information
Financial Statements

For a free copy of the SAI complete the form below.











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                         Lincoln ChoicePlus IISM Access
               Lincoln New York Account N for Variable Annuities










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Please send me a free copy of the current Statement of Additional Information for Lincoln New York Account N for Variable
                                   Annuities.


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Mail to Lincoln Life & Annuity Company of New York, PO Box 2348, Fort Wayne, IN 46801-2348.

                      (This page intentionally left blank)

Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to accumulation unit values and accumulation units for funds in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.




                             with EGMDB                                      with GOP
             -------------------------------------------    -------------------------------------------
              Accumulation unit value                        Accumulation unit value
             --------------------------      Number of      --------------------------      Number of
              Beginning        End of       accumulation     Beginning        End of       accumulation
              of period        period          units         of period        period          units
             -----------    -----------    -------------    -----------    -----------    -------------
                 (Accumulation unit value in dollars and Number of accumulation units in thousands)
AllianceBernstein VPS Global Thematic Growth
2002  .          4.871          2.788            43             N/A            N/A             N/A
2003  .          N/A            N/A             N/A             N/A            N/A             N/A
2004  .          N/A            N/A             N/A             N/A            N/A             N/A
2005  .          N/A            N/A             N/A             N/A            N/A             N/A
2006  .          N/A            N/A             N/A             N/A            N/A             N/A
2007  .          N/A            N/A             N/A             N/A            N/A             N/A
2008  .          N/A            N/A             N/A             N/A            N/A             N/A
2009  .          N/A            N/A             N/A             N/A            N/A             N/A
2010  .          N/A            N/A             N/A             N/A            N/A             N/A
2011  .          N/A            N/A             N/A             N/A            N/A             N/A
---------        -----          -----           ---             --             --              --------
AllianceBernstein VPS Growth and Income
2002  .         10.318          7.889            81             N/A            N/A             N/A
2003  .          7.889         10.258            12             N/A            N/A             N/A
2004  .         10.258         11.222             9           12.105         13.157              1*
2005  .         11.222         11.546             5           13.157         13.550              1*
2006  .         11.546         13.286             4           13.550         15.607              1*
2007  .         13.286         13.703             4             N/A            N/A             N/A
2008  .         13.703          7.993             5             N/A            N/A             N/A
2009  .          7.993          9.462             5             N/A            N/A             N/A
2010  .          9.462         10.499             5             N/A            N/A             N/A
2011  .         10.499         10.954             5             N/A            N/A             N/A
---------       ------         ------           ---           ------         ------            ---
AllianceBernstein VPS International Value
2006  .          N/A            N/A             N/A             N/A            N/A             N/A
2007  .          N/A            N/A             N/A             N/A            N/A             N/A
2008  .          N/A            N/A             N/A             N/A            N/A             N/A
2009  .          N/A            N/A             N/A             N/A            N/A             N/A
2010  .          7.468          7.662             2             N/A            N/A             N/A
2011  .          7.662          6.071             1*           7.698          6.106              2
---------       ------         ------           ---           ------         ------            ---
AllianceBernstein VPS Large Cap Growth
2002  .          6.281          4.273            62             N/A            N/A             N/A
2003  .          4.273          5.185            23             N/A            N/A             N/A
2004  .          5.185          5.526            17             N/A            N/A             N/A
2005  .          5.526          6.242             9             N/A            N/A             N/A
2006  .          6.242          6.101             7             N/A            N/A             N/A
2007  .          6.101          6.818             7             N/A            N/A             N/A
2008  .          6.818          4.036             7             N/A            N/A             N/A
2009  .          4.036          5.443             7             N/A            N/A             N/A
2010  .          5.443          5.880             7             N/A            N/A             N/A
2011  .          5.880          5.594             7             N/A            N/A             N/A
---------       ------         ------           ---           ------         ------            ---
AllianceBernstein VPS Small/Mid Cap Value
2002  .         11.877         10.920             1*            N/A            N/A             N/A
2003  .         10.216         15.134             2             N/A            N/A             N/A
2004  .         15.134         17.726             2             N/A            N/A             N/A
2005  .         17.726         18.593             2             N/A            N/A             N/A
2006  .         18.593         20.886             2             N/A            N/A             N/A
2007  .         20.886         20.858             2             N/A            N/A             N/A
2008  .         20.858         13.182             2             N/A            N/A             N/A
2009  .         13.182         18.497             1*            N/A            N/A             N/A
2010  .         18.497         23.033             1*            N/A            N/A             N/A
2011  .         23.033         20.702             1*            N/A            N/A             N/A
---------       ------         ------           ---           ------         ------            ---

                            with EGMDB                                    with GOP
             ----------------------------------------    -------------------------------------------
             Accumulation unit value                      Accumulation unit value
             -----------------------      Number of      --------------------------      Number of
              Beginning      End of      accumulation     Beginning        End of       accumulation
              of period      period         units         of period        period          units
             -----------    --------    -------------    -----------    -----------    -------------
               (Accumulation unit value in dollars and Number of accumulation units in thousands)
American Century Investments VP Inflation Protection Fund
2004  .          N/A           N/A           N/A            10.274         10.411             1*
2005  .         10.405       10.394            4            10.411         10.410            15
2006  .         10.394       10.384            3            10.410         10.412            12
2007  .         10.384       11.186            3            10.412         11.226            12
2008  .         11.186       10.826            2            11.226         10.877            13
2009  .         10.826       11.740            2            10.877         11.806            12
2010  .         11.740       12.136            1*           11.806         12.217            12
2011  .         12.136       13.340            2            12.217         13.442             8
---------       ------       ------          ---            ------         ------            --
American Funds Global Growth
2004  .          N/A           N/A           N/A             N/A            N/A             N/A
2005  .         11.266       12.642            1*           11.420         12.661             1*
2006  .         12.642       14.975            1*           12.661         15.013             1*
2007  .         14.975       16.917            1*           15.013         16.977             1*
2008  .         16.917       10.252            1*           16.977         10.299             1*
2009  .         10.252       14.350            2            10.299         14.430             1*
2010  .         14.350       15.774            1*           14.430         15.877             1*
2011  .         15.774       14.137            1*           15.877         14.244             1*
---------       ------       ------          ---            ------         ------           ---
American Funds Global Small Capitalization Fund
2002  .          7.062        5.623          195             N/A            N/A             N/A
2003  .          5.623        8.492            1*           13.738         14.135             1*
2004  .          8.492       10.097            3            14.135         16.823             1*
2005  .         10.097       12.450            6            16.823         20.764             1*
2006  .         12.450       15.192            5            20.764         25.362             1*
2007  .         15.192       18.146            6            25.362         30.324             1*
2008  .         18.146        8.296            6            30.324         13.877             1*
2009  .          8.296       13.162            6            13.877         22.039             1*
2010  .         13.162       15.848            4            22.039         26.564             1*
2011  .         15.848       12.604            3            26.564         21.148             1*
---------       ------       ------          ---            ------         ------           ---
American Funds Growth Fund
2002  .          7.224        5.368           66             N/A            N/A             N/A
2003  .          5.368        7.224           11            11.570         12.318             1*
2004  .          7.224        7.994           35            12.318         13.644             2
2005  .          7.994        9.136           52            13.644         15.610             9
2006  .          9.136        9.904           67            15.610         16.940            14
2007  .          9.904       10.945           47            16.940         18.739             8
2008  .         10.945        6.032           43            18.739         10.338             8
2009  .          6.032        8.272           40            10.338         14.190             8
2010  .          8.272        9.657           31            14.190         16.582             8
2011  .          9.657        9.092           26            16.582         15.629             5
---------       ------       ------          ---            ------         ------           ---
American Funds Growth-Income Fund
2002  .         10.529        8.457           81             N/A            N/A             N/A
2003  .          8.457       11.016           11            12.110         12.293             1*
2004  .         11.016       11.960           35            12.293         13.359             5
2005  .         11.960       12.450           44            13.359         13.921            11
2006  .         12.450       14.108           50            13.921         15.791            14
2007  .         14.108       14.577           49            15.791         16.332            10
2008  .         14.577        8.911           34            16.332          9.994             9
2009  .          8.911       11.504           29             9.994         12.915             9
2010  .         11.504       12.609           23            12.915         14.169             7
2011  .         12.609       12.175           22            14.169         13.696             6
---------       ------       ------          ---            ------         ------           ---
American Funds International Fund
2002  .          6.169        5.168           63             N/A            N/A             N/A
2003  .          5.168        6.855           13             N/A            N/A             N/A
2004  .          6.855        8.045           16            13.199         15.507             1*
2005  .          8.045        9.615           25            15.507         18.551             5
2006  .          9.615       11.253           42            18.551         21.733             9
2007  .         11.253       13.285           27            21.733         25.683             4
2008  .         13.285        7.563           26            25.683         14.635             5
2009  .          7.563       10.643           22            14.635         20.617             4
2010  .         10.643       11.226           19            20.617         21.769             4
2011  .         11.226        9.500           17            21.769         18.440             2
---------       ------       ------          ---            ------         ------           ---

                             with EGMDB                                     with GOP
             -------------------------------------------    ----------------------------------------
              Accumulation unit value                       Accumulation unit value
             --------------------------      Number of      -----------------------      Number of
              Beginning        End of       accumulation     Beginning      End of      accumulation
              of period        period          units         of period      period         units
             -----------    -----------    -------------    -----------    --------    -------------
               (Accumulation unit value in dollars and Number of accumulation units in thousands)
Blackrock Global Allocation VI
2009  .          N/A            N/A             N/A            N/A           N/A            N/A
2010  .          N/A            N/A             N/A            N/A           N/A            N/A
2011  .          N/A            N/A             N/A           12.511       11.870             2
---------        --             --              ---           ------       ------           ---
Delaware VIP (Reg. TM) Diversified Income
2004  .         10.231         10.872            13           10.043       10.878            10
2005  .         10.872         10.631            13           10.878       10.648            22
2006  .         10.631         11.248             6           10.648       11.277            20
2007  .         11.248         11.884             4           11.277       11.927            10
2008  .         11.884         11.117             2           11.927       11.169             9
2009  .         11.117         13.851             4           11.169       13.928             8
2010  .         13.851         14.696             2           13.928       14.793             8
2011  .         14.696         15.345             2           14.793       15.462             8
---------       ------         ------           ---           ------       ------           ---
Delaware VIP (Reg. TM) Emerging Markets
2004  .         17.478         19.349             1*          12.720       13.573             1*
2005  .         19.349         24.193             1*          13.573       16.987             1*
2006  .         24.193         30.177             1*          16.987       21.211             1*
2007  .         30.177         41.114             1*          21.211       28.927             1*
2008  .         41.114         19.539             1*          28.927       13.761             1*
2009  .         19.539         34.148             1*          13.761       24.074             1*
2010  .         34.148         39.706             1*          24.074       28.021             1*
2011  .         39.706         31.244             1*          28.021       22.071             1*
---------       ------         ------           ---           ------       ------           ---
Delaware VIP (Reg. TM) High Yield Series
2002  .          8.424          8.422            40            N/A           N/A            N/A
2003  .          8.422         10.655            18           11.040       11.074             1*
2004  .         10.655         11.950            19           11.074       12.433             3
2005  .         11.950         12.148            17           12.433       12.651             6
2006  .         12.148         13.406            12           12.651       13.976             5
2007  .         13.406         13.522            12           13.976       14.111             3
2008  .         13.522         10.052            11           14.111       10.500             3
2009  .         10.052         14.698            11           10.500       15.368             2
2010  .         14.698         16.613             9           15.368       17.389             2
2011  .         16.613         16.722            10           17.389       17.520             3
---------       ------         ------           ---           ------       ------           ---
Delaware VIP (Reg. TM) Limited-Term Diversified Income
2005  .          N/A            N/A             N/A            N/A           N/A            N/A
2006  .          N/A            N/A             N/A            N/A           N/A            N/A
2007  .          N/A            N/A             N/A            N/A           N/A            N/A
2008  .          N/A            N/A             N/A            N/A           N/A            N/A
2009  .          N/A            N/A             N/A            N/A           N/A            N/A
2010  .         11.298         11.590             2            N/A           N/A            N/A
2011  .         11.590         11.692             4            N/A           N/A            N/A
---------       ------         ------           ---           ------       ------           ---
Delaware VIP (Reg. TM) REIT Series
2002  .         11.446         11.752            20            N/A           N/A            N/A
2003  .         11.752         15.458             2           11.723       12.193             1*
2004  .         15.458         19.932             2           12.193       15.738             1*
2005  .         19.932         20.951             2           15.738       16.559             1*
2006  .         20.951         27.269             2           16.559       21.575             1*
2007  .         27.269         23.020             2           21.575       18.231             1*
2008  .         23.020         14.653             2           18.231       11.616             1*
2009  .         14.653         17.762             2           11.616       14.095             1*
2010  .         17.762         22.121             1*          14.095       17.572             1*
2011  .         22.121         24.070             1*          17.572       19.139             1*
---------       ------         ------           ---           ------       ------           ---

                             with EGMDB                                      with GOP
             -------------------------------------------    -------------------------------------------
              Accumulation unit value                        Accumulation unit value
             --------------------------      Number of      --------------------------      Number of
              Beginning        End of       accumulation     Beginning        End of       accumulation
              of period        period          units         of period        period          units
             -----------    -----------    -------------    -----------    -----------    -------------
                 (Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP (Reg. TM) Small Cap Value Series
2002  .         13.015         12.069            26             N/A            N/A             N/A
2003  .         12.069         16.818             6             N/A            N/A             N/A
2004  .         16.818         20.043             7            13.163         15.704             1*
2005  .         20.043         21.519             7            15.704         16.877             3
2006  .         21.519         24.529             7            16.877         19.257             3
2007  .         24.529         22.478             5            19.257         17.664             3
2008  .         22.478         15.462             4            17.664         12.162             3
2009  .         15.462         20.009             4            12.162         15.755             3
2010  .         20.009         25.963             3            15.755         20.464             2
2011  .         25.963         25.132             3            20.464         19.829             1*
---------       ------         ------            --            ------         ------           ---
Delaware VIP (Reg. TM) Smid Cap Growth Series(6)
2002  .          6.422          5.049            72             N/A            N/A             N/A
2003  .          5.049          6.695            20             N/A            N/A             N/A
2004  .          6.695          7.397            19             N/A            N/A             N/A
2005  .          7.397          7.684            16            13.875         14.428             1*
2006  .          7.684          8.113            14            14.428         15.248             1*
2007  .          8.113          8.814            14            15.248         16.584             1*
2008  .          8.814          4.607            16            16.584          8.677             1*
2009  .          4.607          6.996            10             8.677         13.189             1*
2010  .          8.316          9.406             9            15.689         17.751             1*
2011  .          9.406          9.983             7            17.751         18.859             1*
---------       ------         ------            --            ------         ------           ---
Delaware VIP (Reg. TM) US Growth Series
2002  .          N/A            N/A             N/A             N/A            N/A             N/A
2003  .          N/A            N/A             N/A             N/A            N/A             N/A
2004  .          N/A            N/A             N/A            11.636         11.631             1*
2005  .          9.479         11.195             1*           11.631         13.102             1*
2006  .         11.195         11.239             1*           13.102         13.167             1*
2007  .         11.239         12.424             1*           13.167         14.568             1*
2008  .         12.424          6.983             1*           14.568          8.196             1*
2009  .          6.983          9.818             1*            N/A            N/A             N/A
2010  .          9.818         10.965             1*            N/A            N/A             N/A
2011  .         10.965         11.595             1*            N/A            N/A             N/A
---------       ------         ------           ---            ------         ------           ---
Delaware VIP (Reg. TM) Value Series
2002  .         10.910          8.713            12             N/A            N/A             N/A
2003  .          8.713         10.979             3             N/A            N/A             N/A
2004  .         10.979         12.375             1*           12.190         13.590             1*
2005  .         12.375         12.877             2            13.590         14.156             3
2006  .         12.877         15.681             2            14.156         17.255             3
2007  .         15.681         14.962             2            17.255         16.481             3
2008  .         14.962          9.777             2            16.481         10.779             3
2009  .          9.777         11.314             2            10.779         12.487             4
2010  .         11.314         12.834             1*           12.487         14.179             3
2011  .         12.834         13.793             1*           14.179         15.254             1*
---------       ------         ------           ---            ------         ------           ---
DWS VIP Alternative Asset Allocation Plus
2009  .          N/A            N/A             N/A             N/A            N/A             N/A
2010  .         11.482         12.667             1*            N/A            N/A             N/A
2011  .         12.667         12.071             1*           12.687         12.103             1*
---------       ------         ------           ---            ------         ------           ---
DWS VIP Equity 500 Index
2002  .          7.764          5.932            25             N/A            N/A             N/A
2003  .          5.932          7.478             2             N/A            N/A             N/A
2004  .          7.478          8.135             8            12.055         13.132             4
2005  .          8.135          8.376             8            13.132         13.535             8
2006  .          8.376          9.518             2            13.535         15.395             2
2007  .          9.518          9.858             2            15.395         15.961             2
2008  .          9.858          6.094             2            15.961          9.877             2
2009  .          6.094          7.572             2             9.877         12.285             2
2010  .          7.572          8.544             2            12.285         13.875             1*
2011  .          8.544          8.558             2            13.875         13.912             1*
---------       ------         ------           ---            ------         ------           ---

                             with EGMDB                                      with GOP
             -------------------------------------------    -------------------------------------------
              Accumulation unit value                        Accumulation unit value
             --------------------------      Number of      --------------------------      Number of
              Beginning        End of       accumulation     Beginning        End of       accumulation
              of period        period          units         of period        period          units
             -----------    -----------    -------------    -----------    -----------    -------------
                 (Accumulation unit value in dollars and Number of accumulation units in thousands)
DWS VIP Small Cap Index
2002  .         12.119          9.436             1*            N/A            N/A             N/A
2003  .          9.436         13.592             2             N/A            N/A             N/A
2004  .         13.592         15.744             2             N/A            N/A             N/A
2005  .         15.744         16.146             2            15.723         16.141             1*
2006  .         16.146         18.660             3            16.141         18.673             3
2007  .         18.660         18.006             1*           18.673         18.037             1*
2008  .         18.006         11.667             1*           18.037         11.699             1*
2009  .         11.667         14.526             1*           11.699         14.580             1*
2010  .         14.526         18.059             1*           14.580         18.145             1*
2011  .         18.059         16.979             1*           18.145         17.077             1*
---------       ------         ------             -            ------         ------           ---
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
2002  .         10.939          9.717             3             N/A            N/A             N/A
2003  .          9.717         12.253             7             N/A            N/A             N/A
2004  .         12.253         13.880             7            12.257         13.897             1*
2005  .         13.880         15.925            11            13.897         15.964             2
2006  .         15.925         17.455            13            15.964         17.515             3
2007  .         17.455         20.141            14            17.515         20.229             3
2008  .         20.141         11.353            14            20.229         11.415             3
2009  .         11.353         15.128            15            11.415         15.226             3
2010  .         15.128         17.400            10            15.226         17.529             2
2011  .         17.400         16.638             9            17.529         16.779             2
---------       ------         ------            --            ------         ------           ---
Fidelity (Reg. TM) VIP Equity-Income Portfolio
2002  .         10.124          8.249            14             N/A            N/A             N/A
2003  .          8.249         10.551             4            12.178         12.400             1*
2004  .         10.551         11.544             2            12.400         13.580             1*
2005  .         11.544         11.988             2            13.580         14.116             2
2006  .         11.988         14.142             1*           14.116         16.669             2
2007  .         14.142         14.087             1*           16.669         16.621             2
2008  .         14.087          7.924             3            16.621          9.359             2
2009  .          7.924         10.124             2             9.359         11.969             1*
2010  .         10.124         11.444             2            11.969         13.543             1*
2011  .         11.444         11.330             2            13.543         13.422             1*
---------       ------         ------            --            ------         ------           ---
Fidelity (Reg. TM) VIP Growth Portfolio
2002  .          6.739          4.620             7             N/A            N/A             N/A
2003  .          N/A            N/A             N/A             N/A            N/A             N/A
2004  .          N/A            N/A             N/A             N/A            N/A             N/A
2005  .          N/A            N/A             N/A             N/A            N/A             N/A
2006  .          N/A            N/A             N/A             N/A            N/A             N/A
2007  .          7.968          8.280             2             N/A            N/A             N/A
2008  .          N/A            N/A             N/A             N/A            N/A             N/A
2009  .          N/A            N/A             N/A             N/A            N/A             N/A
2010  .          N/A            N/A             N/A             N/A            N/A             N/A
2011  .          N/A            N/A             N/A            13.522         13.310             2
---------       ------         ------           ---            ------         ------           ---
Fidelity (Reg. TM) VIP Mid Cap
2005  .          N/A            N/A             N/A             N/A            N/A             N/A
2006  .          N/A            N/A             N/A             N/A            N/A             N/A
2007  .         12.687         14.506             1*            N/A            N/A             N/A
2008  .         14.506          8.617             1*            N/A            N/A             N/A
2009  .          8.617         11.845             2             N/A            N/A             N/A
2010  .         11.845         14.981             1*            N/A            N/A             N/A
2011  .         14.981         13.136             1*            N/A            N/A             N/A
---------       ------         ------           ---            ------         ------           ---
Fidelity (Reg. TM) VIP Overseas Portfolio
2002  .          6.661          5.211           202             N/A            N/A             N/A
2003  .          N/A            N/A             N/A             N/A            N/A             N/A
2004  .          N/A            N/A             N/A            14.570         15.831             1*
2005  .          8.171          9.547             1*           15.831         18.515             1*
2006  .          9.547         11.060             1*           18.515         21.470             1*
2007  .         11.060         12.734             1*           21.470         24.745             1*
2008  .         12.734          7.019             1*           24.745         13.654             1*
2009  .          7.019          8.715             1*           13.654         16.969             1*
2010  .          8.715          9.672             1*           16.969         18.851             1*
2011  .          9.672          7.864             1*           18.851         15.342             1*
---------       ------         ------           ---            ------         ------           ---

                             with EGMDB                                      with GOP
             -------------------------------------------    -------------------------------------------
              Accumulation unit value                        Accumulation unit value
             --------------------------      Number of      --------------------------      Number of
              Beginning        End of       accumulation     Beginning        End of       accumulation
              of period        period          units         of period        period          units
             -----------    -----------    -------------    -----------    -----------    -------------
                 (Accumulation unit value in dollars and Number of accumulation units in thousands)
FTVIPT Franklin Income Securities
2006  .          N/A            N/A             N/A             N/A            N/A             N/A
2007  .         11.220         11.453             3             N/A            N/A             N/A
2008  .         11.453          7.925             3             N/A            N/A             N/A
2009  .          7.925         10.570             3             N/A            N/A             N/A
2010  .          N/A            N/A             N/A             N/A            N/A             N/A
2011  .         11.714         11.797             2             N/A            N/A             N/A
---------       ------         ------           ---             --             --              --------
FTVIPT Franklin Small-Mid Cap Growth Securities Fund
2002  .          6.703          4.702             3             N/A            N/A             N/A
2003  .          4.702          6.348             1*            N/A            N/A             N/A
2004  .          6.348          6.960             2             N/A            N/A             N/A
2005  .          6.960          7.174             2             N/A            N/A             N/A
2006  .          7.174          7.670             2            15.593         15.696             1*
2007  .          7.670          8.393             2            15.696         17.192             1*
2008  .          8.393          4.747             2            17.192          9.734             1*
2009  .          4.747          6.704             3             9.734         13.761             1*
2010  .          6.704          8.416             2            13.761         17.292             1*
2011  .          8.416          7.878             2            17.292         16.203             1*
---------       ------         ------           ---            ------         ------           ---
FTVIPT Mutual Shares Securities
2006  .          N/A            N/A             N/A             N/A            N/A             N/A
2007  .         11.320         11.468             1*            N/A            N/A             N/A
2008  .         11.468          7.094             1*            N/A            N/A             N/A
2009  .          7.094          8.796             1*            N/A            N/A             N/A
2010  .          N/A            N/A             N/A             N/A            N/A             N/A
2011  .          N/A            N/A             N/A             9.666          9.418             3
---------       ------         ------           ---            ------         ------           ---
FTVIPT Templeton Global Bond Securities
2005  .          N/A            N/A             N/A             N/A            N/A             N/A
2006  .         10.154         10.952             1*           10.160         10.969             3
2007  .         10.952         11.958             3             N/A            N/A             N/A
2008  .         11.958         12.493             1*            N/A            N/A             N/A
2009  .         12.493         14.584             3             N/A            N/A             N/A
2010  .         14.584         16.418             1*            N/A            N/A             N/A
2011  .         16.418         16.009             1*            N/A            N/A             N/A
---------       ------         ------           ---            ------         ------           ---
FTVIPT Templeton Growth Securities Fund
2002  .          9.906          7.942             1*            N/A            N/A             N/A
2003  .          7.942         10.323             1*           12.388         12.689             1*
2004  .         10.323         11.782             1*           12.689         14.496             1*
2005  .         11.782         12.616             1*           14.496         15.538             2
2006  .         12.616         15.116             2            15.538         18.635             2
2007  .         15.116         15.217             2            18.635         18.779             2
2008  .         15.217          8.633             3            18.779         10.665             2
2009  .          8.633         11.133             3            10.665         13.767             1*
2010  .         11.133         11.761             2            13.767         14.557             1*
2011  .         11.761         10.761             2            14.557         13.333             1*
---------       ------         ------           ---            ------         ------           ---
Invesco V.I. Core Equity
2006  .          N/A            N/A             N/A             N/A            N/A             N/A
2007  .          N/A            N/A             N/A             N/A            N/A             N/A
2008  .          N/A            N/A             N/A             N/A            N/A             N/A
2009  .          N/A            N/A             N/A             N/A            N/A             N/A
2010  .          N/A            N/A             N/A             N/A            N/A             N/A
2011  .          N/A            N/A             N/A             N/A            N/A             N/A
---------       ------         ------           ---            ------         ------           ---
Invesco V.I. International Growth Fund
2002  .         11.229          9.279             2             N/A            N/A             N/A
2003  .          9.279         11.737             2             N/A            N/A             N/A
2004  .         11.737         14.282             2             N/A            N/A             N/A
2005  .         14.282         16.535             1*            N/A            N/A             N/A
2006  .         16.535         20.800             1*            N/A            N/A             N/A
2007  .         20.800         23.415             1*            N/A            N/A             N/A
2008  .         23.415         13.693             1*            N/A            N/A             N/A
2009  .         13.693         18.172             1*            N/A            N/A             N/A
2010  .         18.172         20.129             1*            N/A            N/A             N/A
2011  .         20.129         18.414             1*            N/A            N/A             N/A
---------       ------         ------           ---            ------         ------           ---

                             with EGMDB                                     with GOP
             -------------------------------------------    ----------------------------------------
              Accumulation unit value                       Accumulation unit value
             --------------------------      Number of      -----------------------      Number of
              Beginning        End of       accumulation     Beginning      End of      accumulation
              of period        period          units         of period      period         units
             -----------    -----------    -------------    -----------    --------    -------------
               (Accumulation unit value in dollars and Number of accumulation units in thousands)
Invesco Van Kampen V.I. Capital Growth Fund
2006  .         12.085         11.897             1*           N/A           N/A            N/A
2007  .         11.897         13.075             1*           N/A           N/A            N/A
2008  .         13.075          7.378             1*           N/A           N/A            N/A
2009  .          7.378          8.761             1*           N/A           N/A            N/A
2010  .          8.761          9.929             1*           N/A           N/A            N/A
2011  .          9.929          8.974             1*           N/A           N/A            N/A
---------       ------         ------             -           ------       ------           --------
Janus Aspen Balanced Portfolio
2002  .         10.662          9.779             1*           N/A           N/A            N/A
2003  .          9.779         10.939             7            N/A           N/A            N/A
2004  .         10.939         11.652             1*           N/A           N/A            N/A
2005  .         11.652         12.340             1*          11.565       12.260             1*
2006  .         12.340         13.402             1*          12.260       13.328             1*
2007  .         13.402         14.539             1*           N/A           N/A            N/A
2008  .         14.539         12.004             1*           N/A           N/A            N/A
2009  .         12.004         14.828             1*           N/A           N/A            N/A
2010  .         14.828         15.770             1*           N/A           N/A            N/A
2011  .         15.770         15.722             1*          15.747       15.715             2
---------       ------         ------             -           ------       ------           ---
Janus Aspen Enterprise Portfolio
2002  .          N/A            N/A             N/A            N/A           N/A            N/A
2003  .          N/A            N/A             N/A            N/A           N/A            N/A
2004  .          N/A            N/A             N/A           13.020       14.713             1*
2005  .         12.636         13.925             1*          14.713       16.229             1*
2006  .         13.925         15.519             1*          16.229       18.106             1*
2007  .         15.519         18.584             1*          18.106       21.703             1*
2008  .         18.584         10.262             1*          21.703       11.997             1*
2009  .         10.262         14.581             1*          11.997       17.062             1*
2010  .         14.581         18.002             1*          17.062       21.088             1*
2011  .         18.002         17.414             1*          21.088       20.420             1*
---------       ------         ------           ---           ------       ------           ---
Janus Aspen Worldwide
2002  .          N/A            N/A             N/A            N/A           N/A            N/A
2003  .          N/A            N/A             N/A            N/A           N/A            N/A
2004  .          N/A            N/A             N/A            N/A           N/A            N/A
2005  .          N/A            N/A             N/A            N/A           N/A            N/A
2006  .          N/A            N/A             N/A            N/A           N/A            N/A
2007  .          N/A            N/A             N/A            N/A           N/A            N/A
2008  .          N/A            N/A             N/A            N/A           N/A            N/A
2009  .          N/A            N/A             N/A            N/A           N/A            N/A
2010  .          N/A            N/A             N/A            N/A           N/A            N/A
2011  .          N/A            N/A             N/A            N/A           N/A            N/A
---------       ------         ------           ---           ------       ------           ---
LVIP Baron Growth Opportunities(4)
2006  .          N/A            N/A             N/A            N/A           N/A            N/A
2007  .          N/A            N/A             N/A            N/A           N/A            N/A
2008  .          N/A            N/A             N/A            N/A           N/A            N/A
2009  .          N/A            N/A             N/A            N/A           N/A            N/A
2010  .          8.795         10.934             1*           N/A           N/A            N/A
2011  .         10.934         11.187             1*          10.987       11.253             2
---------       ------         ------           ---           ------       ------           ---
LVIP BlackRock Inflation Protected Bond
2010  .          N/A            N/A             N/A            N/A           N/A            N/A
2011  .          N/A            N/A             N/A            N/A           N/A            N/A
---------       ------         ------           ---           ------       ------           ---
LVIP Capital Growth
2007  .          N/A            N/A             N/A            N/A           N/A            N/A
2008  .          N/A            N/A             N/A            N/A           N/A            N/A
2009  .          N/A            N/A             N/A            N/A           N/A            N/A
2010  .          N/A            N/A             N/A            N/A           N/A            N/A
2011  .          N/A            N/A             N/A            N/A           N/A            N/A
---------       ------         ------           ---           ------       ------           ---
LVIP Cohen & Steers Global Real Estate
2007  .          N/A            N/A             N/A            N/A           N/A            N/A
2008  .          N/A            N/A             N/A            N/A           N/A            N/A
2009  .          N/A            N/A             N/A            N/A           N/A            N/A
2010  .          N/A            N/A             N/A            N/A           N/A            N/A
2011  .          N/A            N/A             N/A            N/A           N/A            N/A
---------       ------         ------           ---           ------       ------           ---

                             with EGMDB                                      with GOP
             -------------------------------------------    -------------------------------------------
              Accumulation unit value                        Accumulation unit value
             --------------------------      Number of      --------------------------      Number of
              Beginning        End of       accumulation     Beginning        End of       accumulation
              of period        period          units         of period        period          units
             -----------    -----------    -------------    -----------    -----------    -------------
                 (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Columbia Value Opportunities
2007  .          N/A            N/A             N/A            N/A             N/A             N/A
2008  .          N/A            N/A             N/A            N/A             N/A             N/A
2009  .          N/A            N/A             N/A            N/A             N/A             N/A
2010  .          N/A            N/A             N/A            N/A             N/A             N/A
2011  .          N/A            N/A             N/A            N/A             N/A             N/A
---------        --             --              ---           ------           --              --------
LVIP Delaware Bond
2002  .        11.389          12.341           142            N/A             N/A             N/A
2003  .        12.341          13.023            32           10.050          10.033             1*
2004  .        13.023          13.489            30           10.033          10.403             3
2005  .        13.489          13.618            26           10.403          10.513             7
2006  .        13.618          14.027            30           10.513          10.839             8
2007  .        14.027          14.549            31           10.839          11.254             6
2008  .        14.549          13.892            23           11.254          10.757             4
2009  .        13.892          16.247            23           10.757          12.593             4
2010  .        16.247          17.338            21           12.593          13.452             4
2011  .        17.338          18.357            22           13.452          14.257             2
---------      ------          ------           ---           ------          ------           ---
LVIP Delaware Diversified Floating Rate
2010  .          N/A            N/A             N/A            N/A             N/A             N/A
2011  .        10.037           9.825             5           10.043           9.841             2
---------      ------          ------           ---           ------          ------           ---
LVIP Delaware Foundation Aggressive Allocation(5)
2002  .          N/A            N/A             N/A            N/A             N/A             N/A
2003  .        11.026          11.659             1*           N/A             N/A             N/A
2004  .        11.659          13.021             1*           N/A             N/A             N/A
2005  .        13.021          13.680             3            N/A             N/A             N/A
2006  .        13.680          15.408             6            N/A             N/A             N/A
2007  .        15.408          16.122             5            N/A             N/A             N/A
2008  .        16.122          10.589             4            N/A             N/A             N/A
2009  .        10.589          13.748             3            N/A             N/A             N/A
2010  .        13.748          15.212             1*           N/A             N/A             N/A
2011  .        15.212          14.659             1*           N/A             N/A             N/A
---------      ------          ------           ---           ------          ------           ---
LVIP Delaware Growth and Income
2005  .          N/A            N/A             N/A            N/A             N/A             N/A
2006  .          N/A            N/A             N/A            N/A             N/A             N/A
2007  .          N/A            N/A             N/A            N/A             N/A             N/A
2008  .          N/A            N/A             N/A            N/A             N/A             N/A
2009  .          N/A            N/A             N/A            N/A             N/A             N/A
2010  .          N/A            N/A             N/A            N/A             N/A             N/A
2011  .          N/A            N/A             N/A            N/A             N/A             N/A
---------      ------          ------           ---           ------          ------           ---
LVIP Delaware Social Awareness
2002  .          N/A            N/A             N/A            N/A             N/A             N/A
2003  .          N/A            N/A             N/A            N/A             N/A             N/A
2004  .        12.014          13.319             1*          12.527          13.634             4
2005  .          N/A            N/A             N/A           13.634          15.039             4
2006  .          N/A            N/A             N/A           15.039          16.631             4
2007  .          N/A            N/A             N/A           16.631          16.860             4
2008  .          N/A            N/A             N/A           16.860          10.888             4
2009  .          N/A            N/A             N/A           10.888          13.937             4
2010  .          N/A            N/A             N/A           13.937          15.310             4
2011  .          N/A            N/A             N/A           15.310          15.171             4
---------      ------          ------           ---           ------          ------           ---
LVIP Delaware Special Opportunities
2007  .         8.906           9.139             1*           N/A             N/A             N/A
2008  .         9.139           5.677             1*           N/A             N/A             N/A
2009  .          N/A            N/A             N/A            N/A             N/A             N/A
2010  .          N/A            N/A             N/A            N/A             N/A             N/A
2011  .          N/A            N/A             N/A            N/A             N/A             N/A
---------      ------          ------           ---           ------          ------           ---
LVIP Dimensional Non-US Equity
2011  .          N/A            N/A             N/A            N/A             N/A             N/A
---------      ------          ------           ---           ------          ------           ---
LVIP Dimensional US Equity
2011  .          N/A            N/A             N/A            N/A             N/A             N/A
---------      ------          ------           ---           ------          ------           ---

                             with EGMDB                                     with GOP
             -------------------------------------------    ----------------------------------------
              Accumulation unit value                       Accumulation unit value
             --------------------------      Number of      -----------------------      Number of
              Beginning        End of       accumulation     Beginning      End of      accumulation
              of period        period          units         of period      period         units
             -----------    -----------    -------------    -----------    --------    -------------
               (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Dimensional/Vanguard Total Bond
2011  .          N/A            N/A             N/A            N/A           N/A            N/A
---------        --             --              --------      ------       ------           --------
LVIP Global Income
2009  .          N/A            N/A             N/A            N/A           N/A            N/A
2010  .         10.669         11.483             1*           N/A           N/A            N/A
2011  .         11.483         11.389             1*           N/A           N/A            N/A
---------       ------         ------           ---           ------       ------           --------
LVIP Growth Fund(2)
2005  .          N/A            N/A             N/A            N/A           N/A            N/A
2006  .          N/A            N/A             N/A            N/A           N/A            N/A
---------       ------         ------           ---           ------       ------           --------
LVIP Growth Opportunities(3)
2005  .          N/A            N/A             N/A            N/A           N/A            N/A
2006  .          N/A            N/A             N/A            N/A           N/A            N/A
---------       ------         ------           ---           ------       ------           --------
LVIP Janus Capital Appreciation
2002  .         11.624          8.341             2            N/A           N/A            N/A
2003  .          8.341         10.867             2            N/A           N/A            N/A
2004  .         10.867         11.253             2            N/A           N/A            N/A
2005  .         11.253         11.534             2            N/A           N/A            N/A
2006  .         11.534         12.443             2            N/A           N/A            N/A
2007  .         12.443         14.738             2            N/A           N/A            N/A
2008  .         14.738          8.579             2            N/A           N/A            N/A
2009  .          8.579         11.690             3            N/A           N/A            N/A
2010  .         11.690         12.803             2            N/A           N/A            N/A
2011  .         12.803         11.877             2            N/A           N/A            N/A
---------       ------         ------           ---           ------       ------           --------
LVIP JPMorgan High Yield
2010  .          N/A            N/A             N/A            N/A           N/A            N/A
2011  .          N/A            N/A             N/A            N/A           N/A            N/A
---------       ------         ------           ---           ------       ------           --------
LVIP MFS International Growth
2007  .         10.917         11.146             1*           N/A           N/A            N/A
2008  .          N/A            N/A             N/A            N/A           N/A            N/A
2009  .          N/A            N/A             N/A            N/A           N/A            N/A
2010  .          N/A            N/A             N/A            N/A           N/A            N/A
2011  .          N/A            N/A             N/A            N/A           N/A            N/A
---------       ------         ------           ---           ------       ------           --------
LVIP MFS Value
2007  .          9.402          9.707             2            N/A           N/A            N/A
2008  .          9.707          6.449             1*           N/A           N/A            N/A
2009  .          6.449          7.654             3            N/A           N/A            N/A
2010  .          7.654          8.381             2            N/A           N/A            N/A
2011  .          8.381          8.214             2            N/A           N/A            N/A
---------       ------         ------           ---           ------       ------           --------
LVIP Mid-Cap Value
2007  .          N/A            N/A             N/A            N/A           N/A            N/A
2008  .          N/A            N/A             N/A            N/A           N/A            N/A
2009  .          5.220          7.021             1*           N/A           N/A            N/A
2010  .          N/A            N/A             N/A            N/A           N/A            N/A
2011  .          N/A            N/A             N/A            N/A           N/A            N/A
---------       ------         ------           ---           ------       ------           --------
LVIP Mondrian International Value
2002  .         11.026          9.663             1*           N/A           N/A            N/A
2003  .          9.663         13.462             1*           N/A           N/A            N/A
2004  .         13.462         16.014             7           13.349       15.666             1*
2005  .         16.014         17.728             8           15.666       17.360             2
2006  .         17.728         22.670             1*          17.360       22.222             1*
2007  .         22.670         24.861             1*          22.222       24.394             1*
2008  .         24.861         15.490             1*          24.394       15.215             1*
2009  .         15.490         18.472             1*          15.215       18.161             1*
2010  .         18.472         18.618             1*          18.161       18.322             1*
2011  .         18.618         17.541             1*          18.322       17.280             1*
---------       ------         ------           ---           ------       ------           ---

                             with EGMDB                                      with GOP
             -------------------------------------------    -------------------------------------------
              Accumulation unit value                        Accumulation unit value
             --------------------------      Number of      --------------------------      Number of
              Beginning        End of       accumulation     Beginning        End of       accumulation
              of period        period          units         of period        period          units
             -----------    -----------    -------------    -----------    -----------    -------------
                 (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Money Market Fund
2002  .      10.451            10.424            49             N/A            N/A             N/A
2003  .      10.424            10.324             8             N/A            N/A             N/A
2004  .      10.324            10.244             4             9.931          9.874             5
2005  .      N/A                N/A             N/A             9.874          9.993            16
2006  .      N/A                N/A             N/A             9.993         10.300            12
2007  .      N/A                N/A             N/A            10.300         10.645             8
2008  .      N/A                N/A             N/A            10.645         10.727             8
2009  .      10.982            10.936             5            10.727         10.594            11
2010  .      10.936            10.762             5            10.594         10.436            11
2011  .      N/A                N/A             N/A            10.436         10.278             7
---------    ------            ------           ---            ------         ------           ---
LVIP Protected Profile 2010
2007  .      N/A                N/A             N/A             N/A            N/A             N/A
2008  .      N/A                N/A             N/A             N/A            N/A             N/A
2009  .      N/A                N/A             N/A             N/A            N/A             N/A
2010  .      N/A                N/A             N/A             N/A            N/A             N/A
2011  .      N/A                N/A             N/A             N/A            N/A             N/A
---------    ------            ------           ---            ------         ------           ---
LVIP Protected Profile 2020
2007  .      N/A                N/A             N/A             N/A            N/A             N/A
2008  .      N/A                N/A             N/A             N/A            N/A             N/A
2009  .      N/A                N/A             N/A             N/A            N/A             N/A
2010  .      N/A                N/A             N/A             N/A            N/A             N/A
2011  .      N/A                N/A             N/A             N/A            N/A             N/A
---------    ------            ------           ---            ------         ------           ---
LVIP Protected Profile 2030
2007  .      N/A                N/A             N/A             N/A            N/A             N/A
2008  .      N/A                N/A             N/A             N/A            N/A             N/A
2009  .      N/A                N/A             N/A             N/A            N/A             N/A
2010  .      N/A                N/A             N/A             N/A            N/A             N/A
2011  .      N/A                N/A             N/A             N/A            N/A             N/A
---------    ------            ------           ---            ------         ------           ---
LVIP Protected Profile 2040
2007  .      N/A                N/A             N/A             N/A            N/A             N/A
2008  .      N/A                N/A             N/A             N/A            N/A             N/A
2009  .      N/A                N/A             N/A             N/A            N/A             N/A
2010  .      N/A                N/A             N/A             N/A            N/A             N/A
2011  .      N/A                N/A             N/A             N/A            N/A             N/A
---------    ------            ------           ---            ------         ------           ---
LVIP Protected Profile Conservative
2005  .      N/A                N/A             N/A             N/A            N/A             N/A
2006  .      10.297            10.998             6             N/A            N/A             N/A
2007  .      N/A                N/A             N/A             N/A            N/A             N/A
2008  .      N/A                N/A             N/A             N/A            N/A             N/A
2009  .      N/A                N/A             N/A             N/A            N/A             N/A
2010  .      N/A                N/A             N/A             N/A            N/A             N/A
2011  .      N/A                N/A             N/A             N/A            N/A             N/A
---------    ------            ------           ---            ------         ------           ---
LVIP Protected Profile Growth
2005  .      N/A                N/A             N/A             N/A            N/A             N/A
2006  .      10.929            11.923             4             N/A            N/A             N/A
2007  .      11.923            12.847             4             N/A            N/A             N/A
2008  .      12.847             8.393             4             N/A            N/A             N/A
2009  .      N/A                N/A             N/A             N/A            N/A             N/A
2010  .      N/A                N/A             N/A             N/A            N/A             N/A
2011  .      N/A                N/A             N/A             N/A            N/A             N/A
---------    ------            ------           ---            ------         ------           ---
LVIP Protected Profile Moderate
2005  .      N/A                N/A             N/A             N/A            N/A             N/A
2006  .      10.610            11.510             6             N/A            N/A             N/A
2007  .      N/A                N/A             N/A             N/A            N/A             N/A
2008  .      N/A                N/A             N/A             N/A            N/A             N/A
2009  .      N/A                N/A             N/A             N/A            N/A             N/A
2010  .      N/A                N/A             N/A             N/A            N/A             N/A
2011  .      N/A                N/A             N/A             N/A            N/A             N/A
---------    ------            ------           ---            ------         ------           ---

                            with EGMDB                                   with GOP
             ----------------------------------------    ----------------------------------------
             Accumulation unit value                     Accumulation unit value
             -----------------------      Number of      -----------------------      Number of
              Beginning      End of      accumulation     Beginning      End of      accumulation
              of period      period         units         of period      period         units
             -----------    --------    -------------    -----------    --------    -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSgA Bond Index
2008  .          9.826      10.457             3            N/A           N/A            N/A
2009  .         10.457      10.724             1*           N/A           N/A            N/A
2010  .          N/A          N/A            N/A            N/A           N/A            N/A
2011  .          N/A          N/A            N/A            N/A           N/A            N/A
---------       ------      ------           ---         -----------    --------    -------------
LVIP SSgA Conservative Index Allocation
2010  .          N/A          N/A            N/A            N/A           N/A            N/A
2011  .          N/A          N/A            N/A            N/A           N/A            N/A
---------       ------      ------           ---         -----------    --------    -------------
LVIP SSgA Conservative Structured Allocation
2010  .          N/A          N/A            N/A            N/A           N/A            N/A
2011  .          N/A          N/A            N/A            N/A           N/A            N/A
---------       ------      ------           ---         -----------    --------    -------------
LVIP SSgA Developed International 150
2008  .          N/A          N/A            N/A            N/A           N/A            N/A
2009  .          N/A          N/A            N/A            N/A           N/A            N/A
2010  .          N/A          N/A            N/A            N/A           N/A            N/A
2011  .          N/A          N/A            N/A            N/A           N/A            N/A
---------       ------      ------           ---         -----------    --------    -------------
LVIP SSgA Emerging Markets 100
2008  .          N/A          N/A            N/A            N/A           N/A            N/A
2009  .          N/A          N/A            N/A            N/A           N/A            N/A
2010  .          N/A          N/A            N/A            N/A           N/A            N/A
2011  .          N/A          N/A            N/A            N/A           N/A            N/A
---------       ------      ------           ---         -----------    --------    -------------
LVIP SSgA Global Tactical Allocation(7)
2005  .          N/A          N/A            N/A            N/A           N/A            N/A
2006  .          N/A          N/A            N/A            N/A           N/A            N/A
2007  .          N/A          N/A            N/A            N/A           N/A            N/A
2008  .          N/A          N/A            N/A            N/A           N/A            N/A
2009  .          N/A          N/A            N/A            N/A           N/A            N/A
2010  .          N/A          N/A            N/A            N/A           N/A            N/A
2011  .          N/A          N/A            N/A            N/A           N/A            N/A
---------       ------      ------           ---         -----------    --------    -------------
LVIP SSgA International Index
2008  .          N/A          N/A            N/A            N/A           N/A            N/A
2009  .          N/A          N/A            N/A            N/A           N/A            N/A
2010  .          N/A          N/A            N/A            N/A           N/A            N/A
2011  .          N/A          N/A            N/A            N/A           N/A            N/A
---------       ------      ------           ---         -----------    --------    -------------
LVIP SSgA Large Cap 100
2008  .          N/A          N/A            N/A            N/A           N/A            N/A
2009  .          N/A          N/A            N/A            N/A           N/A            N/A
2010  .          N/A          N/A            N/A            N/A           N/A            N/A
2011  .          N/A          N/A            N/A            N/A           N/A            N/A
---------       ------      ------           ---         -----------    --------    -------------
LVIP SSgA Moderate Index Allocation
2010  .          N/A          N/A            N/A            N/A           N/A            N/A
2011  .          N/A          N/A            N/A            N/A           N/A            N/A
---------       ------      ------           ---         -----------    --------    -------------
LVIP SSgA Moderate Structured Allocation
2010  .          N/A          N/A            N/A            N/A           N/A            N/A
2011  .          N/A          N/A            N/A            N/A           N/A            N/A
---------       ------      ------           ---         -----------    --------    -------------
LVIP SSgA Moderately Aggressive Index Allocation
2010  .          N/A          N/A            N/A            N/A           N/A            N/A
2011  .          N/A          N/A            N/A            N/A           N/A            N/A
---------       ------      ------           ---         -----------    --------    -------------
LVIP SSgA Moderately Aggressive Structured Allocation
2010  .          N/A          N/A            N/A            N/A           N/A            N/A
2011  .          N/A          N/A            N/A            N/A           N/A            N/A
---------       ------      ------           ---         -----------    --------    -------------
LVIP SSgA S&P 500 Index(1)
2005  .          N/A          N/A            N/A            N/A           N/A            N/A
2006  .          N/A          N/A            N/A            N/A           N/A            N/A
2007  .          N/A          N/A            N/A            N/A           N/A            N/A
2008  .          N/A          N/A            N/A            N/A           N/A            N/A
2009  .          N/A          N/A            N/A            N/A           N/A            N/A
2010  .          N/A          N/A            N/A            N/A           N/A            N/A
2011  .          N/A          N/A            N/A            N/A           N/A            N/A
---------       ------      ------           ---         -----------    --------    -------------

                            with EGMDB                                   with GOP
             ----------------------------------------    ----------------------------------------
             Accumulation unit value                     Accumulation unit value
             -----------------------      Number of      -----------------------      Number of
              Beginning      End of      accumulation     Beginning      End of      accumulation
              of period      period         units         of period      period         units
             -----------    --------    -------------    -----------    --------    -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSgA Small Cap Index
2007  .      N/A              N/A            N/A            N/A           N/A            N/A
2008  .      6.575           5.924             1*           N/A           N/A            N/A
2009  .      N/A              N/A            N/A            N/A           N/A            N/A
2010  .      N/A              N/A            N/A            N/A           N/A            N/A
2011  .      N/A              N/A            N/A            N/A           N/A            N/A
---------    -----           -----           ---           ------       ------           --------
LVIP SSgA Small/Mid Cap 200
2008  .      N/A              N/A            N/A            N/A           N/A            N/A
2009  .      N/A              N/A            N/A            N/A           N/A            N/A
2010  .      N/A              N/A            N/A            N/A           N/A            N/A
2011  .      N/A              N/A            N/A            N/A           N/A            N/A
---------    -----           -----           ---           ------       ------           --------
LVIP T. Rowe Price Growth Stock
2007  .      N/A              N/A            N/A            N/A           N/A            N/A
2008  .      N/A              N/A            N/A            N/A           N/A            N/A
2009  .      6.145           7.947             1*           N/A           N/A            N/A
2010  .      N/A              N/A            N/A            N/A           N/A            N/A
2011  .      N/A              N/A            N/A            N/A           N/A            N/A
---------    -----           -----           ---           ------       ------           --------
LVIP T. Rowe Price Structured Mid-Cap Growth
2002  .      N/A              N/A            N/A            N/A           N/A            N/A
2003  .      N/A              N/A            N/A            N/A           N/A            N/A
2004  .      N/A              N/A            N/A           12.409       13.816             1*
2005  .      N/A              N/A            N/A           13.816       14.938             1*
2006  .      N/A              N/A            N/A           14.938       16.073             1*
2007  .      N/A              N/A            N/A           16.073       17.975             1*
2008  .      N/A              N/A            N/A           17.975       10.127             1*
2009  .      N/A              N/A            N/A           10.127       14.593             1*
2010  .      N/A              N/A            N/A           14.593       18.445             1*
2011  .      N/A              N/A            N/A            N/A           N/A            N/A
---------    -----           -----           ---           ------       ------           ---
LVIP Templeton Growth
2007  .      N/A              N/A            N/A            N/A           N/A            N/A
2008  .      N/A              N/A            N/A            N/A           N/A            N/A
2009  .      N/A              N/A            N/A            N/A           N/A            N/A
2010  .      N/A              N/A            N/A            N/A           N/A            N/A
2011  .      N/A              N/A            N/A            N/A           N/A            N/A
---------    -----           -----           ---           ------       ------           ---
LVIP Turner Mid-Cap Growth
2007  .      N/A              N/A            N/A            N/A           N/A            N/A
2008  .      N/A              N/A            N/A            N/A           N/A            N/A
2009  .      N/A              N/A            N/A            N/A           N/A            N/A
2010  .      N/A              N/A            N/A            N/A           N/A            N/A
2011  .      N/A              N/A            N/A            N/A           N/A            N/A
---------    -----           -----           ---           ------       ------           ---
LVIP Vanguard Domestic Equity ETF
2011  .      N/A              N/A            N/A            N/A           N/A            N/A
---------    -----           -----           ---           ------       ------           ---
LVIP Vanguard International Equity ETF
2011  .      N/A              N/A            N/A            N/A           N/A            N/A
---------    -----           -----           ---           ------       ------           ---
LVIP Wells Fargo Intrinsic Value Fund
2005  .      N/A              N/A            N/A            N/A           N/A            N/A
2006  .      N/A              N/A            N/A            N/A           N/A            N/A
2007  .      N/A              N/A            N/A            N/A           N/A            N/A
2008  .      N/A              N/A            N/A            N/A           N/A            N/A
2009  .      N/A              N/A            N/A            N/A           N/A            N/A
2010  .      N/A              N/A            N/A            N/A           N/A            N/A
2011  .      N/A              N/A            N/A            N/A           N/A            N/A
---------    -----           -----           ---           ------       ------           ---

                             with EGMDB                                     with GOP
             -------------------------------------------    ----------------------------------------
              Accumulation unit value                       Accumulation unit value
             --------------------------      Number of      -----------------------      Number of
              Beginning        End of       accumulation     Beginning      End of      accumulation
              of period        period          units         of period      period         units
             -----------    -----------    -------------    -----------    --------    -------------
               (Accumulation unit value in dollars and Number of accumulation units in thousands)
MFS VIT Core Equity
2002  .          N/A            N/A             N/A            N/A           N/A            N/A
2003  .          N/A            N/A             N/A            N/A           N/A            N/A
2004  .          N/A            N/A             N/A            N/A           N/A            N/A
2005  .          N/A            N/A             N/A            N/A           N/A            N/A
2006  .          N/A            N/A             N/A            N/A           N/A            N/A
2007  .          N/A            N/A             N/A            N/A           N/A            N/A
2008  .          N/A            N/A             N/A            N/A           N/A            N/A
2009  .          N/A            N/A             N/A            N/A           N/A            N/A
2010  .          N/A            N/A             N/A            N/A           N/A            N/A
2011  .          N/A            N/A             N/A            N/A           N/A            N/A
---------        --             --              ---           ------       ------           --------
MFS VIT Growth Series
2002  .          5.317          3.459             8            N/A           N/A            N/A
2003  .          N/A            N/A             N/A            N/A           N/A            N/A
2004  .          N/A            N/A             N/A            N/A           N/A            N/A
2005  .          N/A            N/A             N/A            N/A           N/A            N/A
2006  .          N/A            N/A             N/A            N/A           N/A            N/A
2007  .          N/A            N/A             N/A            N/A           N/A            N/A
2008  .          N/A            N/A             N/A            N/A           N/A            N/A
2009  .          N/A            N/A             N/A            N/A           N/A            N/A
2010  .          N/A            N/A             N/A            N/A           N/A            N/A
2011  .          N/A            N/A             N/A            N/A           N/A            N/A
---------        -----          -----           ---           ------       ------           --------
MFS VIT Total Return Series
2002  .         10.952         10.196            56            N/A           N/A            N/A
2003  .         10.196         11.635             2            N/A           N/A            N/A
2004  .         11.635         12.706             3           11.098       12.132             2
2005  .         12.706         12.823             3           12.132       12.256             2
2006  .         12.823         14.079             4           12.256       13.470             2
2007  .         14.079         14.394             4           13.470       13.785             2
2008  .         14.394         10.998             4           13.785       10.543             2
2009  .         10.998         12.736             5           10.543       12.221             2
2010  .         12.736         13.734             3           12.221       13.192             2
2011  .         13.734         13.723             2           13.192       13.195             2
---------       ------         ------           ---           ------       ------           ---
MFS VIT Utilities Series
2002  .          7.353          5.576            21            N/A           N/A            N/A
2003  .          5.576          7.436             2            N/A           N/A            N/A
2004  .          7.436          9.497             2           12.267       15.259             1*
2005  .          9.497         10.890             2           15.259       17.514             1*
2006  .         10.890         14.029             1*          17.514       22.584             1*
2007  .         14.029         17.602             1*          22.584       28.365             1*
2008  .         17.602         10.767             1*          28.365       17.369             1*
2009  .          N/A            N/A             N/A           17.369       22.723             1*
2010  .          N/A            N/A             N/A           22.723       25.396             1*
2011  .          N/A            N/A             N/A           25.396       26.632             1*
---------       ------         ------           ---           ------       ------           ---
Neuberger Berman AMT Mid-Cap Growth Portfolio
2002  .         12.005          8.316             1*           N/A           N/A            N/A
2003  .          8.316         10.475            12            N/A           N/A            N/A
2004  .         10.475         11.984             6           12.409       13.911             1*
2005  .         11.984         13.408             4           13.911       15.579             1*
2006  .         13.408         15.127             4           15.579       17.594             1*
2007  .         15.127         18.231             4           17.594       21.226             1*
2008  .         18.231         10.155             4           21.226       11.835             1*
2009  .         10.155         13.146             1*          11.835       15.335             1*
2010  .         13.146         16.693             1*          15.335       19.493             1*
2011  .         16.693         16.497             1*           N/A           N/A            N/A
---------       ------         ------           ---           ------       ------           ---

                             with EGMDB                                     with GOP
             -------------------------------------------    ----------------------------------------
              Accumulation unit value                       Accumulation unit value
             --------------------------      Number of      -----------------------      Number of
              Beginning        End of       accumulation     Beginning      End of      accumulation
              of period        period          units         of period      period         units
             -----------    -----------    -------------    -----------    --------    -------------
               (Accumulation unit value in dollars and Number of accumulation units in thousands)
Neuberger Berman AMT Regency Portfolio
2002  .          N/A            N/A             N/A            N/A           N/A            N/A
2003  .          9.413         13.095             2            N/A           N/A            N/A
2004  .         13.095         15.761             2           12.857       15.430             1*
2005  .         15.761         17.364             2           15.430       17.016             1*
2006  .         17.364         18.987             2           17.016       18.625             1*
2007  .         18.987         19.292             2            N/A           N/A            N/A
2008  .         19.292         10.281             2            N/A           N/A            N/A
2009  .         10.281         14.822             1*           N/A           N/A            N/A
2010  .         14.822         18.397             1*           N/A           N/A            N/A
2011  .         18.397         16.920             1*           N/A           N/A            N/A
---------       ------         ------           ---           ------       ------           ---
PIMCO VIT Commodity Real Return
2009  .          N/A            N/A             N/A            N/A           N/A            N/A
2010  .          N/A            N/A             N/A            N/A           N/A            N/A
2011  .          N/A            N/A             N/A            N/A           N/A            N/A
---------       ------         ------           ---           ------       ------           ---
Putnam VT Global Health Care Fund
2002  .          N/A            N/A             N/A            N/A           N/A            N/A
2003  .          7.831          9.636             1*           N/A           N/A            N/A
2004  .          9.636         10.153             1*           N/A           N/A            N/A
2005  .         10.153         11.305             1*           N/A           N/A            N/A
2006  .         11.305         11.431             1*           N/A           N/A            N/A
2007  .         11.431         11.176             1*           N/A           N/A            N/A
2008  .         11.176          9.116             1*           N/A           N/A            N/A
2009  .          9.116         11.299             1*           N/A           N/A            N/A
2010  .         11.299         11.388             1*           N/A           N/A            N/A
2011  .         11.388         11.070             1*           N/A           N/A            N/A
---------       ------         ------           ---           ------       ------           ---
Putnam VT Growth and Income Fund
2002  .          N/A            N/A             N/A            N/A           N/A            N/A
2003  .          N/A            N/A             N/A            N/A           N/A            N/A
2004  .          N/A            N/A             N/A            N/A           N/A            N/A
2005  .          N/A            N/A             N/A            N/A           N/A            N/A
2006  .          N/A            N/A             N/A            N/A           N/A            N/A
2007  .          N/A            N/A             N/A            N/A           N/A            N/A
2008  .          N/A            N/A             N/A            N/A           N/A            N/A
2009  .          N/A            N/A             N/A            N/A           N/A            N/A
2010  .          N/A            N/A             N/A            N/A           N/A            N/A
2011  .          N/A            N/A             N/A            N/A           N/A            N/A
---------       ------         ------           ---           ------       ------           ---


* All numbers less than 500 were rounded up to one.


(1) Effective April 30, 2007, the Lincoln Core Fund was reorganized into the LVIP SSgA S&P 500 Index Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Lincoln Core Fund.

(2) Effective April 30, 2007, the Lincoln Growth Fund, was reorganized into the LVIP Janus Capital Appreciation Fund, a series of Lincoln Variable Insurance Products Trust.

(3) Effective June 11, 2007, the Lincoln Growth Opportunities Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.

(4) Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

(5) Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation Aggressive Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.

(6) Effective October 9, 2010, the Delaware VIP (Reg. TM) Trend Series was reorganized into the Delaware VIP (Reg. TM) Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP (Reg. TM) Trend Series.

(7) Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSgA Global Tactical Allocation Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.

Appendix B - Overview of Living Benefit Riders

Overview of Living Benefit Riders
We offer a number of optional Living Benefit riders that, for an additional fee, offer certain guarantees, if certain conditions are met. These Living Benefit riders are described briefly below. Please see the more detailed description in the prospectus discussion for each rider, as well as the Charges and Other Deductions section of the prospectus, for important information on the costs, restrictions, and availability of each rider. Please consult your registered representative as to whether any Living Benefit rider is appropriate for you based on factors such as your investment objectives, risk tolerance, liquidity needs, and time horizon. Prior versions of these riders may have different features. Please consult your registered representative for the availability of any particular rider.





                Lincoln SmartSecurity (Reg. TM) Advan-
                                 tage                           Lincoln Lifetime IncomeSM
                      (prior versions may vary)                      Advantage 2.0
1. Overview   Designed to guarantee that if you         Designed to guarantee that if you
              make your first withdrawal on or          make your first withdrawal on or
              after the date you reach age 65,          after the date you reach age 55 you
              you are guaranteed income for             are guaranteed income for your life
              your life (and your spouse's, under       (and your spouse's, under joint life
              joint life version), even after the       version). Also includes age-based
              entire amount of purchase                 increases to the withdrawal
              payments has been returned to you         amount.
              through periodic withdrawals. If
              lifetime withdrawals are not in
              effect, you may make periodic
              withdrawals of the Guaranteed
              Amount.



                                                      4LATER (Reg. TM) Advantage Protected
                                                                     Funds
                                                           4LATER (Reg. TM) Advantage
                    i4LIFE (Reg. TM) Advantage
1. Overview   Designed to provide an income       Designed to guarantee today a
              program that combines variable      future minimum payout floor for
              Regular Income Payments and a       i4LIFE (Reg. TM) Advantage Regular Income
              death benefit with the ability to   Payments, regardless of
              make withdrawals during an          investment performance, by
              Access Period.                      providing an Income Base during
                                                  the accumulation period that can
                                                  be used to establish in the future a
                                                  Guaranteed Income Benefit with
                                                  i4LIFE (Reg. TM) Advantage.



               i4LIFE (Reg. TM) Advantage Guaranteed
              Income Benefit (Version 4) (prior
              versions may vary)
              4LATER (Reg. TM) Advantage Guaranteed
              Income Benefit
1. Overview   Designed to use the Account
              Value1 established under i4LIFE (Reg. TM)
              Advantage (if i4LIFE (Reg. TM) Advantage
              Guaranteed Income Benefit is
              elected) or the greater of the
              Income Base2 or Account Value
              under Lincoln Lifetime IncomeSM
              Advantage 2.0 or 4LATER (Reg. TM)
              Advantage Protected Funds to
              provide a minimum payout floor
              for i4LIFE (Reg. TM) Advantage Regular
              Income Payments, regardless of
              investment performance.

              1 Can instead use the remaining
              Guaranteed Amount under Lincoln
              SmartSecurity (Reg. TM) Advantage or
              Lincoln Lifetime IncomeSM
              Advantage

              2 Can instead use the Income Base
              established under 4LATER (Reg. TM)
              Advantage

                              Lincoln SmartSecurity (Reg. TM) Advan-
                                               tage                          Lincoln Lifetime IncomeSM
                                    (prior versions may vary)                     Advantage 2.0
2. Current Fee              0.65% (single life) or 0.80% (joint       Single life option 1.05% of Income
                            life) of Guaranteed Amount                Base

                                                                      Joint life option 1.25% of Income
                                                                      Base
3. Guaranteed Maximum Fee   1.50% of Guaranteed Amount                2.00% of Income Base



                                                                     4LATER (Reg. TM) Advantage Protected
                                                                                    Funds
                                                                          4LATER (Reg. TM) Advantage
                                  i4LIFE (Reg. TM) Advantage
2. Current Fee              Varies based on product and death    0.65% of Income Base
                            benefit option (assessed as a % of
                            Account Value, and only during       1.05% (single life) or 1.25% (joint
                            annuity payout phase)                life) of Income Base for 4LATER (Reg. TM)
                                                                 Advantage Protected Funds.
3. Guaranteed Maximum Fee   Same as current fee                  1.50% of Income Base

                                                                 2.00% of Income Base for
                                                                 4LATER (Reg. TM) Advantage Protected
                                                                 Funds



                             i4LIFE (Reg. TM) Advantage Guaranteed
                            Income Benefit (Version 4) (prior
                            versions may vary)
                            4LATER (Reg. TM) Advantage Guaranteed
                            Income Benefit
2. Current Fee              0.65% added to the i4LIFE (Reg. TM)
                            Advantage charge (0.85% if joint
                            life option is chosen) Assessed as
                            a % of Account Value, and only
                            during annuity payout phase
                            (0.50% added to the i4LIFE (Reg. TM)
                            Advantage charge for i4LIFE (Reg. TM)
                            Advantage Guaranteed Income
                            Benefit Versions 3, 2 and 1)
                            (0.65% for 4LATER (Reg. TM) Advantage
                            Guaranteed Income Benefit)

                            For purchasers of Lincoln Lifetime
                            IncomeSM Advantage 2.0 or
                            4LATER (Reg. TM) Advantage Protected
                            Funds, 1.05% (single life option)
                            or 1.25 (joint life option) which is
                            the total charge for i4LIFE (Reg. TM)
                            Advantage and Guaranteed Income
                            Benefit initially (assessed as a % of
                            the Income Base or Account Value,
                            if greater). This charge is in
                            addition to the daily mortality and
                            expense risk and administrative
                            charge for your death benefit
                            option on your base contract.
3. Guaranteed Maximum Fee   1) 2.00% added to the i4LIFE (Reg. TM)
                            Advantage charge, assessed as a
                            % of Account Value, and only
                            during annuity payout phase
                            (1.50% for versions 3, 2 and 1 and
                            4LATER (Reg. TM) Advantage)

                            2) 2.00% charge for i4LIFE (Reg. TM)
                            Advantage Guaranteed Income
                            Benefit for purchasers of Lincoln
                            Lifetime IncomeSM Advantage 2.0
                            and 4LATER (Reg. TM) Advantage Protected
                            Funds initially assessed as a % of
                            the Income Base or Account Value,
                            if greater. This charge is in addition
                            to the daily mortality and expense
                            risk and administrative charge for
                            your death benefit option on your
                            base contract.

                                   Lincoln SmartSecurity (Reg. TM) Advan-
                                                    tage
                                         (prior versions may vary)
4. Withdrawals Permitted         Yes - 5% annually

                                 Excess Withdrawals may
                                 significantly reduce guaranteed
                                 payments.
5. Payments for Life             Yes (if conditions are met)
6. Potential Increases to        Additional Purchase Payments
Guaranteed Amount, Income
Base, or Guaranteed Income       Automatic Annual Step-Ups
Benefit (as applicable)          (if conditions are met)
7. Investment Requirements       Option 3 (different Investment
                                 Requirements may apply
                                 depending upon date of purchase.
                                 See Investment Requirements
                                 section of prospectus for more
                                 details)
8. Ability to Make Additional    Yes. After the first rider
Purchase Payments if             anniversary, cumulative payments
Contract Value is greater than   are limited to $100,000 without
zero                             prior Home Office approval



                                        Lincoln Lifetime IncomeSM
                                             Advantage 2.0                    i4LIFE (Reg. TM) Advantage
4. Withdrawals Permitted         Yes - withdrawal rate varies based   Yes, during Access Period
                                 on age at purchase and if Lincoln
                                 Lifetime IncomeSM Advantage 2.0
                                 Protected Funds is chosen.

                                 Excess Withdrawals may
                                 significantly reduce guaranteed
                                 payments.
5. Payments for Life             Yes (if conditions are met)          Yes (if conditions are met)
6. Potential Increases to        Additional Purchase Payments         N/A
Guaranteed Amount, Income
Base, or Guaranteed Income       5% Enhancements
Benefit (as applicable)
                                 Automatic Annual Step-Ups
                                 (if conditions are met)
7. Investment Requirements       Option 3 (different Investment       None
                                 Requirements may apply
                                 depending upon date of purchase.
                                 See Investment Requirements
                                 section of prospectus for more
                                 details)

                                 Additional Investment
                                 Requirements for Lincoln Lifetime
                                 IncomeSM Advantage 2.0 Protected
                                 Funds
8. Ability to Make Additional    Yes - may impact the charge          No (non-qualified contracts)
Purchase Payments if             (Cumulative purchase payments in
Contract Value is greater than   excess of $100,000 require Home      Yes, during Access Period, unless
zero                             Office approval.)                    4LATER (Reg. TM) Advantage Guaranteed
                                                                      Income Benefit or i4LIFE (Reg. TM)
                                                                      Advantage Guaranteed Income
                                                                      Benefit has been elected (qualified
                                                                      contracts)



                                                                             i4LIFE (Reg. TM) Advantage Guaranteed
                                                                            Income Benefit (Version 4) (prior
                                     4LATER (Reg. TM) Advantage Protected   versions may vary)
                                                    Funds                   4LATER (Reg. TM) Advantage Guaranteed
                                         4LATER (Reg. TM) Advantage         Income Benefit
4. Withdrawals Permitted         Withdrawals may significantly              Excess Withdrawals may
                                 reduce your Income Base.                   significantly reduce guaranteed
                                                                            payments.
5. Payments for Life             When you elect i4LIFE (Reg. TM)Advantage   Yes (if conditions are met)
6. Potential Increases to        Additional Purchase Payments               Automatic Annual Step-Ups (Prior
Guaranteed Amount, Income                                                   versions will have different
Base, or Guaranteed Income       5% Enhancements for 4LATER (Reg. TM)       Step-Up provisions)
Benefit (as applicable)          Advantage Protected Funds                  (if conditions are met)

                                 15% Enhancements (every 3
                                 years) for 4LATER (Reg. TM) Advantage

                                 Resets to contract value
                                 (if conditions are met)
7. Investment Requirements       Option 3 (different Investment             Option 3 (different Investment
                                 Requirements may apply                     Requirements may apply
                                 depending upon date of purchase.           depending upon date of purchase
                                 See Investment Requirements                and for elections of Lincoln
                                 section of prospectus for more             Lifetime IncomeSM Advantage 2.0
                                 details)                                   Protected Funds, 4LATER (Reg. TM)
                                                                            Advantage Protected Funds and
                                 Additional Investment                      i4LIFE (Reg. TM) Advantage Guaranteed
                                 Requirements for 4LATER (Reg. TM)          Income Benefit Protected Funds.
                                 Advantage Protected Funds
8. Ability to Make Additional    Yes. 4LATER (Reg. TM) Advantage            No
Purchase Payments if             Protected Funds cumulative
Contract Value is greater than   purchase payments in excess of
zero                             $100,000 require Home Office
                                 approval.

                               Lincoln SmartSecurity (Reg. TM) Advan-
                                                tage                      Lincoln Lifetime IncomeSM
                                     (prior versions may vary)                 Advantage 2.0
9. Ability to Cancel Rider   Yes, after 5 years following the          Yes, after 5 Years
                             later of rider effective date or
                             contractowner-elected step-up
10. Nursing Home Benefit     No                                        Yes
11. May Elect Other Living   No                                        No
Benefit Riders



                                                               4LATER (Reg. TM) Advantage Protected
                                                                              Funds
                                                                    4LATER (Reg. TM) Advantage
                                i4LIFE (Reg. TM) Advantage
9. Ability to Cancel Rider   No (non-qualified contracts)   Yes, after 3 years following the
                                                            later of rider effective date or most
                             Yes, at any time               recent Reset.
                             (qualified contracts)          Yes, after 5 years for 4LATER (Reg. TM)
                                                            Advantage Protected Funds.
10. Nursing Home Benefit     No                             No
11. May Elect Other Living   Limited to Guaranteed Income   No (prior to Periodic Income
Benefit Riders               Benefit                        Commencement Date)



                              i4LIFE (Reg. TM) Advantage Guaranteed
                             Income Benefit (Version 4) (prior
                             versions may vary)
                             4LATER (Reg. TM) Advantage Guaranteed
                             Income Benefit
9. Ability to Cancel Rider   Yes, at any time (termination of the
                             Guaranteed Income Benefit does
                             not terminate i4LIFE (Reg. TM) Advantage)

                             Yes, after 3 years following the
                             later of rider effective date or most
                             recent Reset (if 4LATER (Reg. TM)
                             Advantage Guaranteed Income
                             Benefit is elected or purchasers of
                             Lincoln Lifetime IncomeSM
                             Advantage elect the Guaranteed
                             Income Benefit) (termination of the
                             Guaranteed Income Benefit does
                             not terminate i4LIFE (Reg. TM) Advantage)

                             Yes, qualified contracts only, after
                             5 years following the rider effective
                             date for Lincoln Lifetime IncomeSM
                             Advantage 2.0 or 4LATER (Reg. TM)
                             Advantage Protected Funds
                             purchasers who elect i4LIFE (Reg. TM)
                             Advantage with Guaranteed
                             Income Benefit. Termination
                             applied to both i4LIFE (Reg. TM) Advantage
                             and Guaranteed Income Benefit.
10. Nursing Home Benefit     No
11. May Elect Other Living   Limited to i4LIFE (Reg. TM) Advantage
Benefit Riders

                            SAI 2

Lincoln ChoicePlus IISM Access
Lincoln New York Account N for Variable Annuities
(Registrant)

Lincoln Life & Annuity Company of New York  (Depositor)



Statement of Additional Information (SAI)

This SAI should be read in conjunction with the Lincoln ChoicePlus IISM Access prospectus of Lincoln New York Account N for Variable Annuities dated May 1, 2012. You may obtain a copy of the Lincoln ChoicePlus IISM Access prospectus on request and without charge. Please write Lincoln Life & Annuity Company of New York, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583.




Table of Contents




Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Interest Adjustment Example                     B-2
Annuity Payouts                                 B-4
Examples of Regular Income Payment
Calculations                                    B-5


Item                                             Page
Determination of Accumulation and Annuity Unit
Value                                           B-5
Capital Markets                                 B-5
Advertising & Ratings                           B-6
More About the S&P 500 Index                    B-6
Additional Services                             B-6
Other Information                               B-7
Financial Statements                            B-7

This SAI is not a prospectus.

The date of this SAI is May 1, 2012.

Special Terms

The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm

Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the VAA as of December 31, 2011; and b) our financial statements of Lincoln Life & Annuity Company of New York as of December 31, 2011, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.



Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln New York. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.



Principal Underwriter

Lincoln Financial Distributors, Inc., ("LFD"), an affiliate of Lincoln New York, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives who are also associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corp. (collectively "LFN"), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $5,410,039, $11,044,907 and $16,649,416 to LFN and Selling
Firms in 2009, 2010 and 2011, respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.




Purchase of Securities Being Offered

The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee may be reduced or waived.


Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Interest Adjustment Example

Note: This example is intended to show how the Interest Adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the Interest Adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The Interest Adjustment may be referred to as a market value adjustment in your contract.

                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE

                             CASH SURRENDER VALUES



         Single Premium..................    $50,000
         Premium taxes...................    None
         Withdrawals.....................    None
         Guaranteed Period...............    5 years
         Guaranteed Interest Rate........    3.50%
         Annuity Date....................    Age 70
         Index Rate A....................    3.50%
         Index Rate B....................    4.00% End of contract year 1
                                             3.50% End of contract year 2
                                             3.00% End of contract year 3
                                             2.00% End of contract year 4
         Percentage adjustment to B......    0.50%



         Interest Adjustment Formula                  (1 + Index A)n
                                              ------------------------------
                                                                             -1
         n = Remaining Guaranteed Period      (1 + Index B + % Adjustment)n

                          SURRENDER VALUE CALCULATION



                                               (3)
                (1)       (2)                  Adjusted   (4)       (5)          (6)         (7)
                Annuity   1 + Interest         Annuity    Minimum   Greater of   Surrender   Surrender
Contract Year   Value     Adjustment Formula   Value      Value     (3) & (4)    Charge      Value
--------------- --------- -------------------- ---------- --------- ------------ ----------- ----------
  1............ $51,710        0.962268        $49,759    $50,710   $50,710      $4,250      $46,460
  2............ $53,480        0.985646        $52,712    $51,431   $52,712      $4,250      $48,462
  3............ $55,312        1.000000        $55,312    $52,162   $55,312      $4,000      $51,312
  4............ $57,208        1.009756        $57,766    $52,905   $57,766      $3,500      $54,266
  5............ $59,170           N/A          $59,170    $53,658   $59,170      $3,000      $56,170

                           ANNUITY VALUE CALCULATION



                   BOY*                              Annual        EOY**
                   Annuity       Guaranteed          Account       Annuity
Contract Year      Value         Interest Rate       Fee           Value
------------------ ---------     ---------------     ---------     ----------
   1...............$50,000   x       1.035       -   $40       =   $51,710
   2...............$51,710   x       1.035       -   $40       =   $53,480
   3...............$53,480   x       1.035       -   $40       =   $55,312
   4...............$55,312   x       1.035       -   $40       =   $57,208
   5...............$57,208   x       1.035       -   $40       =   $59,170

                         SURRENDER CHARGE CALCULATION



                   Surrender
                   Charge                       Surrender
Contract Year      Factor         Deposit       Charge
------------------ ----------     ---------     ----------
   1...............     8.5%  x   $50,000   =   $4,250
   2...............     8.5%  x   $50,000   =   $4,250
   3...............     8.0%  x   $50,000   =   $4,000
   4...............     7.0%  x   $50,000   =   $3,500
   5...............     6.0%  x   $50,000   =   $3,000

                       1 + INTEREST ADJUSTMENT FORMULA CALCULATION



Contract Year       Index A      Index B      Adj Index B      N        Result
----------------    ---------    ---------    -------------    -----    ---------
  1.............     3.50%        4.00%          4.50%          4       0.962268
  2.............     3.50%        3.50%          4.00%          3       0.985646
  3.............     3.50%        3.00%          3.50%          2       1.000000
  4.............     3.50%        2.00%          2.50%          1       1.009756
  5.............     3.50%         N/A            N/A          N/A         N/A

                           MINIMUM VALUE CALCULATION



                                  Minimum             Annual
                                  Guaranteed          Account       Minimum
Contract Year                     Interest Rate       Fee           Value
------------------                ---------------     ---------     ----------
   1...............$50,000    x       1.015       -   $40       =   $50,710
   2...............$50,710    x       1.015       -   $40       =   $51,431
   3...............$51,431    x       1.015       -   $40       =   $52,162
   4...............$52,162    x       1.015       -   $40       =   $52,905
   5...............$52,905    x       1.015       -   $40       =   $53,658


                             * BOY = beginning of year

                                        ** EOY = end of year



Annuity Payouts

Variable Annuity Payouts
Variable annuity payouts will be determined on the basis of:

 o the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax;

 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.


The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables modified, with an assumed investment return at the rate of 3%, 4% or 5% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.


Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.


At an Annuity Commencement Date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.


Proof of Age, Sex and Survival

We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.



Examples of Regular Income Payment Calculations

These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the Regular Income Payments. These examples assume that the investment return is the same as the assumed investment return
(AIR) to make the Regular Income Payment calculations simpler to understand. The Regular Income Payments will vary based on the investment performance of the underlying funds.





         Annuitant............................ Male, Age 65
         Secondary Life....................... Female, Age 63
         Purchase Payment..................... $200,000.00
         Regular Income Payment Frequency..... Annual
         AIR.................................. 4.0%
         Hypothetical Investment Return....... 4.0%

                                               20-year Access Period    30-Year Access Period
         Regular Income Payment............... $ 10,566.86              $9,974.48



A 10% withdrawal from the Account Value will reduce the Regular Income Payments by 10% to $9,510.17 with the 20-year access period and $8,977.03 with the 30-year access period.

At the end of the 20-year Access Period, the remaining Account Value of $110,977.41 (assuming no withdrawals) will be used to continue the $10,566.86 Regular Income Payment during the Lifetime Income Period for the lives of the annuitant and Secondary Life. At the end of the 30-year Access Period, the remaining Account Value of $66,884.77 (assuming no withdrawals) will be used to continue the $9,974.48 Regular Income Payment during the Lifetime Income Period for the lives of the annuitant and Secondary Life. (Note: the Regular Income Payments during the Lifetime Income Period will vary with the investment performance of the underlying funds).




Determination of Accumulation and Annuity Unit Value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.


Capital Markets

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.

Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln New York or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.


Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. All ratings are on outlook stable, except Moody's Investors Service ratings which are on outlook positive. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.



More About the S&P 500 Index

Investors look to indexes as a standard of market performance. Indexes are groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the fund. S&P has no obligation to take the needs of the fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the fund or in the determination or calculation of the equation by which the fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain subaccounts, or the fixed side (if available) of the contract into the subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $2,000 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:

 o the Annuity Commencement Date;

 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

We reserve the right to restrict access to this program at any time.


A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional purchase payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program.

However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional purchase payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to us. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Contingent deferred sales charges.

Cross Reinvestment Program/Earnings Sweep Program - Under this option, account value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the annuity commencement date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. The contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the contractowner may make these elections by phone. The portfolio rebalancing program is not available following the annuity commencement date.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements

The December 31, 2011 financial statements of the VAA and the December 31, 2011 financial statements of Lincoln New York appear on the following pages.

                          Prospectus 3

Lincoln ChoicePlus AssuranceSM (C Share)
Lincoln New York Account N
for Variable Annuities
Individual Variable Annuity Contracts


Home Office:
Lincoln Life & Annuity Company of New York
100 Madison Street, Suite 1860
Syracuse, NY 13202
www.LincolnFinancial.com

Servicing Office:
Lincoln Life & Annuity Company of New York
PO Box 2348
Fort Wayne, IN 46801-2348
1-888-868-2583


This prospectus describes an individual flexible premium deferred variable annuity contract that is issued by Lincoln Life & Annuity Company of New York (Lincoln New York or Company). This contract is primarily for use with nonqualified plans and qualified retirement plans under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. However, IRAs provide tax deferral whether or not the funds are invested in an annuity contract. Further, if your contract is a Roth IRA, you generally will not pay income tax on a distribution, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate contract value and to provide retirement income over a certain period of time, or for life, subject to certain conditions. If you die before the Annuity Commencement Date, we will pay your beneficiary a death benefit. In the alternative, you generally may choose to receive a death benefit upon the death of the annuitant.


The minimum initial purchase payment for the contract is $10,000. Additional purchase payments may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.


Except as noted below, you choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time. If any portion of your contract value is in the fixed account, we promise to pay you your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. For contracts issued after September 30, 2003, the only fixed account available is for dollar cost averaging purposes.


All purchase payments for benefits on a variable basis will be placed in Lincoln New York Account N for Variable Annuities (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln New York. You take all the investment risk on the contract value and the retirement income for amounts placed into one or more of the contract's variable options. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.

The available funds are listed below:


AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II):
   Invesco VanKampen V.I. American Franchise Fund*
     (formerly Invesco V.I. Capital Appreciation Fund)

     Invesco V.I. Core Equity Fund*
     Invesco V.I. International Growth Fund*
AllianceBernstein Variable Products Series Fund (Class B):
     AllianceBernstein VPS Global Thematic Growth Portfolio
     AllianceBernstein VPS Growth and Income Portfolio*

     AllianceBernstein VPS International Value Portfolio*

     AllianceBernstein VPS Large Cap Growth Portfolio*
     AllianceBernstein VPS Small/Mid Cap Value Portfolio

American Century Investments Variable Products (Class II):
     American Century Investments VP Inflation Protection Fund*
American Funds Insurance SeriesSM (Class 2):
     American Funds Global Growth Fund*
     American Funds Global Small Capitalization Fund*
     American Funds Growth Fund*
     American Funds Growth-Income Fund*
     American Funds International Fund*
BlackRock Variable Series Funds, Inc. (Class III)
     BlackRock Global Allocation V.I. Fund

Delaware VIP (Reg. TM) Trust (Service Class):
   Delaware VIP (Reg. TM) Diversified Income Series
   Delaware VIP (Reg. TM) Emerging Markets Series
     Delaware VIP (Reg. TM) High Yield Series*
     Delaware VIP (Reg. TM) Limited-Term Diversified Income Series Delaware VIP (Reg. TM) REIT Series
     Delaware VIP (Reg. TM) Small Cap Value Series

     Delaware VIP (Reg. TM) Smid Cap Growth Series

     Delaware VIP (Reg. TM) U.S. Growth Series
     Delaware VIP (Reg. TM) Value Series
DWS Investments VIT Funds (Class B):
     DWS Equity 500 Index VIP*
     DWS Small Cap Index VIP*

DWS Variable Series II (Class B):
   DWS Alternative Asset Allocation VIP Portfolio
   (formerly DWS Alternative Asset Allocation Plus VIP Portfolio)

Fidelity (Reg. TM) Variable Insurance Products (Service Class 2):
     Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
     Fidelity (Reg. TM) VIP Equity-Income Portfolio*
     Fidelity (Reg. TM) VIP Growth Portfolio
     Fidelity (Reg. TM) VIP Mid Cap Portfolio
     Fidelity (Reg. TM) VIP Overseas Portfolio*
Franklin Templeton Variable Insurance Products Trust (Class 2):
     FTVIPT Franklin Income Securities Fund
     FTVIPT Franklin Small-Mid Cap Growth Securities Fund*
     FTVIPT Mutual Shares Securities Fund
     FTVIPT Templeton Global Bond Securities Fund*
     FTVIPT Templeton Growth Securities Fund*
Janus Aspen Series (Service Class):
     Janus Aspen Balanced Portfolio*
     Janus Aspen Enterprise Portfolio*
     Janus Aspen Worldwide Portfolio*
Lincoln Variable Insurance Products Trust (Service Class):
     LVIP Baron Growth Opportunities Fund
     LVIP BlackRock Inflation Protected Bond Fund
     LVIP Capital Growth Fund
     LVIP Cohen & Steers Global Real Estate Fund
     LVIP Columbia Value Opportunities Fund
     LVIP Delaware Bond Fund
     LVIP Delaware Diversified Floating Rate Fund
     LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund* LVIP Delaware Growth and Income Fund*
     LVIP Delaware Social Awareness Fund

     LVIP Delaware Special Opportunities Fund
     LVIP Dimensional Non-U.S. Equity Fund
     LVIP Dimensional/Vanguard Total Bond Fund
     (formerly LVIP Total Bond Fund)
     LVIP Dimensional U.S. Equity Fund

     LVIP Global Income Fund
     LVIP J.P. Morgan High Yield Fund
     LVIP Janus Capital Appreciation Fund

     LVIP MFS International Growth Fund

     LVIP MFS Value Fund
     LVIP Mid-Cap Value Fund
     LVIP Mondrian International Value Fund
     LVIP Money Market Fund
     LVIP SSgA Bond Index Fund
     LVIP SSgA Conservative Index Allocation Fund

     LVIP SSgA Conservative Structured Allocation Fund
     LVIP SSgA Developed International 150 Fund
     LVIP SSgA Emerging Markets 100 Fund

     LVIP SSgA Global Tactical Allocation Fund

     LVIP SSgA International Index Fund
     LVIP SSgA Large Cap 100 Fund
     LVIP SSgA Moderate Index Allocation Fund
     LVIP SSgA Moderate Structured Allocation Fund
     LVIP SSgA Moderately Aggressive Index Allocation Fund
     LVIP SSgA Moderately Aggressive Structured Allocation Fund
     LVIP SSgA Small/Mid Cap 200 Fund
     LVIP SSgA S&P 500 Index Fund**
     LVIP SSgA Small-Cap Index Fund
     LVIP T. Rowe Price Growth Stock Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Fund

     LVIP Templeton Growth Fund

     LVIP Turner Mid-Cap Growth Fund

     LVIP Vanguard Domestic Equity ETF Fund
     LVIP Vanguard International Equity ETF Fund

     LVIP Wells Fargo Intrinsic Value Fund*

     LVIP Protected Profile 2010 Fund*
     LVIP Protected Profile 2020 Fund*
     LVIP Protected Profile 2030 Fund*
     LVIP Protected Profile 2040 Fund*
     LVIP Protected Profile Conservative Fund
     (formerly LVIP Conservative Profile Fund)
     LVIP Protected Profile Growth Fund
     (formerly LVIP Moderately Aggressive Profile Fund)
     LVIP Protected Profile Moderate Fund
     (formerly LVIP Moderate Profile Fund)

Lincoln Variable Insurance Products Trust (Service Class II):
     LVIP American Global Growth Fund*
     LVIP American Global Small Capitalization Fund*
     LVIP American Growth Fund*
     LVIP American Growth-Income Fund*
     LVIP American International Fund*
MFS (Reg. TM) Variable Insurance TrustSM (Service Class):
     MFS (Reg. TM) VIT Core Equity Series*
     MFS (Reg. TM) VIT Growth Series
     MFS (Reg. TM) VIT Total Return Series*
     MFS (Reg. TM) VIT Utilities Series
Neuberger Berman Advisers Management Trust (I Class):

     Neuberger Berman AMT Mid-Cap Growth Portfolio*
     Neuberger Berman AMT Mid-Cap Intrinsic Value Portfolio*
     (formerly Neuberger Berman AMT Regency Portfolio)

PIMCO Variable Insurance Trust (Advisor Class)
     PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio
Putnam Variable Trust (Class IB):
     Putnam VT Global Health Care Fund*
     Putnam VT Growth & Income Fund*
* Not all funds are available in all contracts. Refer to Description of Funds for specific information regarding the availability of funds.

**"S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)


This prospectus gives you information about the contracts that you should know before you decide to buy a contract and make purchase payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: Lincoln Life & Annuity Company of New York, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583.
The SAI and other information about Lincoln New York and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.


May 1, 2012

Table of Contents




Item                                                          Page
Special Terms                                                   5
Expense Tables                                                  8
Summary of Common Questions                                    17
Lincoln Life & Annuity Company of New York                     20
Variable Annuity Account (VAA)                                 21
Investments of the Variable Annuity Account                    21
Charges and Other Deductions                                   28
The Contracts                                                  36
 Purchase Payments                                             36
 Persistency Credits                                           37
 Transfers On or Before the Annuity Commencement Date          38
 Surrenders and Withdrawals                                    40
 Death Benefit                                                 43
 Investment Requirements                                       46
 Living Benefit Riders                                         49
 Lincoln Lifetime IncomeSM Advantage 2.0                       49
 Lincoln Lifetime IncomeSM Advantage                           58
 Lincoln SmartSecurity (Reg. TM) Advantage                     65
 4LATER (Reg. TM) Advantage Protected Funds                    70
 i4LIFE (Reg. TM) Advantage                                    73
 Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage     78
 4LATER (Reg. TM) Advantage                                    84
 Annuity Payouts                                               88
 Fixed Side of the Contract                                    90
Distribution of the Contracts                                  92
Federal Tax Matters                                            93
Additional Information                                         98
 Voting Rights                                                 98
 Return Privilege                                              98
 Other Information                                             99
 Legal Proceedings                                             99
Contents of the Statement of Additional Information (SAI)
for Lincoln New York Account N for Variable Annuities         100
Appendix A - Condensed Financial Information                  A-1
Appendix B - Condensed Financial Information                  B-1
Appendix C - Overview of Living Benefit Riders                C-1

Special Terms
In this prospectus, the following terms have the indicated meanings:

4LATER (Reg. TM) Advantage or 4LATER (Reg. TM)-An option that provides an Income Base during the accumulation period, which can be used to establish a Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage in the future.


4LATER (Reg. TM) Advantage Protected Funds-An option that provides an Income Base during the accumulation period, which can be used to establish a Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage.

5% Enhancement-A feature under Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 and 4LATER (Reg. TM) Advantage Protected Funds in which the Guaranteed Amount or Income Base, as applicable, minus purchase payments received in that year, will be increased by 5%, subject to certain conditions.

Access Period-Under i4LIFE (Reg. TM) Advantage, a defined period of time during which we make Regular Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the contract, and have a death benefit.


Account or variable annuity account (VAA)-The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.


Account Value-Under i4LIFE (Reg. TM) Advantage, the initial Account Value is the contract value on the valuation date that i4LIFE (Reg. TM) Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value on a valuation date equals the total value of all of the contractowner's accumulation units plus the contractowner's value in the fixed account, reduced by Regular Income Payments, Guaranteed Income Benefit payments, and withdrawals.

Accumulation unit-A measure used to calculate contract value for the variable side of the contract before the Annuity Commencement Date and to calculate the i4LIFE (Reg. TM) Advantage Account Value during the Access Period.

Annuitant-The person upon whose life the annuity benefit payments are based, and upon whose life a death benefit may be paid.

Annuity Commencement Date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select (other than i4LIFE (Reg. TM) Advantage).

Annuity payout-A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or Periodic Income Commencement Date if i4LIFE (Reg. TM) Advantage has been elected). Payments may be variable or fixed, or a combination of both.

Annuity unit-A measure used to calculate the amount of annuity payouts for the variable side of the contract after the Annuity Commencement Date. See Annuity Payouts.

Automatic Annual Step-up-Under Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 and 4LATER (Reg. TM) Advantage Protected Funds, the Guaranteed Amount or Income Base, as applicable, will automatically step-up to the contract value on each Benefit Year anniversary, subject to certain conditions.

Beneficiary-The person you choose to receive any death benefit paid if you die before the Annuity Commencement Date.

Benefit Year-Under Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity (Reg. TM) Advantage and 4LATER (Reg.
TM) Advantage Protected Funds, the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Under Lincoln SmartSecurity (Reg. TM) Advantage, if the contractowner elects a step-up, the Benefit Year will begin on the effective date of the step-up and each anniversary of the step-up after that.


Contractowner (you, your, owner)-The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the contractowner is the annuitant.


Contract value (may be referred to as account value in marketing materials)-At a given time before the Annuity Commencement Date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract, if any.


Contract year-Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.


Death benefit-Before the Annuity Commencement Date, the amount payable to your designated beneficiary if the contractowner dies or, if selected, to the contractowner if the annuitant dies. See The Contracts - Death Benefit for a description of the various death benefit options.

Enhancement Period-Under Lincoln Lifetime IncomeSM Advantage 2.0 , Lincoln Lifetime IncomeSM Advantage, and 4LATER (Reg. TM) Advantage Protected Funds, the 10-year period during which the 5% Enhancement is in effect. A new Enhancement Period will begin each time an Automatic Annual Step-up to the contract value occurs.

Excess Withdrawals-Amounts withdrawn during a Benefit Year, as specified for each Living Benefit rider, which decrease or eliminate the guarantees under the rider.


Good Order-The actual receipt at our Servicing Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.


Guaranteed Amount-The value used to calculate your withdrawal benefit under Lincoln Lifetime IncomeSM Advantage or Lincoln SmartSecurity (Reg. TM) Advantage.

Guaranteed Amount Annuity Payout Option-A fixed annuity payout option available under Lincoln SmartSecurity (Reg. TM) Advantage under which the contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.

Guaranteed Annual Income-The guaranteed periodic withdrawal amount available from the contract each year for life under the Lincoln Lifetime IncomeSM Advantage 2.0.

Guaranteed Annual Income Amount Annuity Payout Option-A payout option available under the Lincoln Lifetime IncomeSM Advantage 2.0 under which the contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life.

Guaranteed Income Benefit-An option that provides a guaranteed minimum payout floor for the i4LIFE (Reg. TM) Advantage Regular Income Payments. The calculation of the Guaranteed Income Benefit or the features applicable to the Guaranteed Income Benefit may vary based on the rider provisions applicable to certain contractowners.

Guaranteed Period-The length of the period during which contract value in a fixed account will be credited a guaranteed interest rate.

i4LIFE (Reg. TM) Advantage-An annuity payout option which combines periodic variable Regular Income Payments for life and a death benefit with the ability to make withdrawals during a defined period, the Access Period.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds-i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is an optional feature under i4LIFE (Reg. TM) Advantage that provides a higher Guaranteed Income Benefit percentage if you adhere to certain Investment Requirements.

Income Base-Under the Lincoln Lifetime IncomeSM Advantage 2.0, a value used to calculate the Guaranteed Annual Income amount. Under 4LATER (Reg. TM) Advantage or 4LATER (Reg. TM) Advantage Protected Funds, the Income Base will be used to calculate the minimum payouts available under your contract at a later date. The amount of the Income Base varies based on when you elect the rider, and is adjusted as set forth in this prospectus.

Interest Adjustment-An upward or downward adjustment on the amount of contract value in the fixed account upon a transfer, withdrawal or surrender of contract value from the fixed account due to fluctuations in the guaranteed interest rate.

Investment Requirements-Restrictions in how you may allocate your subaccount investments if you own certain Living Benefit riders.

Lifetime Income Period-Under i4LIFE (Reg. TM) Advantage, the period of time following the Access Period during which we make Regular Income Payments to you (and Secondary Life, if applicable) for the rest of your life. During the Lifetime Income Period, you will no longer have access to your Account Value or receive a death benefit.

Lincoln New York (we, us, our) - Lincoln Life & Annuity Company of New York
(LNY)

Lincoln Lifetime IncomeSM Advantage 2.0-Provides minimum guaranteed periodic withdrawals and income that may increase based on automatic enhancements and age-based increases to the income amount, regardless of the investment performance of the contract and provided certain conditions are met. Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds is an optional feature under Lincoln Lifetime IncomeSM Advantage 2.0 that provides a higher Guaranteed Annual Income amount percentage if you adhere to certain Investment Requirements.


Lincoln Lifetime IncomeSM Advantage-Provides minimum guaranteed lifetime periodic withdrawals that may increase, regardless of the investment performance of the contract and provided certain conditions are met.

Lincoln SmartSecurity (Reg. TM) Advantage-Provides minimum guaranteed periodic withdrawals (for life, if the 1 Year Automatic Step-Up option is chosen), regardless of the investment performance of the contract and provided certain conditions are met, that may increase due to subsequent purchase payments and step-ups.


Living Benefit-A general reference to certain riders that may be available for purchase that provide some type of a minimum guarantee while you are alive. These riders are the Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage Protected Funds, 4LATER (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit). If you select a Living Benefit rider, Excess Withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements.

Maximum Annual Withdrawal-The guaranteed periodic withdrawal available under Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage.

Maximum Annual Withdrawal Amount Annuity Payout Option - A fixed annuity payout option available under Lincoln Lifetime IncomeSM Advantage under which the contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.

Periodic Income Commencement Date-The valuation date on which the amount of i4LIFE (Reg. TM) Advantage Regular Income Payments are determined.

Persistency credit-The additional amount credited to the contract after the twelfth contract anniversary.


Purchase payments-Amounts paid into the contract other than persistency credits.


Regular Income Payments-The variable, periodic income payments paid under i4LIFE (Reg. TM) Advantage.

Secondary Life-Under i4LIFE (Reg. TM) Advantage and 4LATER (Reg. TM) Advantage Protected Funds, the person designated by the contractowner upon whose life the annuity payouts will also be contingent.


Subaccount-The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date-Each day the New York Stock Exchange (NYSE) is open for trading.


Valuation period-The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options, and/or (if available) the fixed account. State premium taxes may also be deducted.


                      CONTRACTOWNER TRANSACTION EXPENSES:




Accumulation Phase:
  Transfer charge:1.......................................................................    $25
We may also apply an Interest Adjustment to amounts being withdrawn, surrendered or transferred from a Guaranteed
Period account (except for dollar cost averaging, cross-reinvestment, withdrawals up to the Maximum Annual Withdrawal
amount under Lincoln SmartSecurity (Reg. TM) Advantage and Regular Income Payments under
i4LIFE (Reg. TM) Advantage). See Fixed Side
of the Contract.



1 The transfer charge will not be imposed on the first 12 transfers during a contract year. We reserve the right to charge a $25 fee for the 13th and each additional transfer during any contract year, excluding automatic dollar cost averaging, portfolio rebalancing and cross reinvestment transfers.



The next four tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses. Only one table will apply to a given contractowner. The tables differ based on whether the contractowner has purchased the i4LIFE (Reg. TM) Advantage rider.
 o Table A reflects the expenses for a contract that has not elected the i4LIFE (Reg. TM) Advantage (Base contract).
 o Table B reflects the expenses for a contract that has elected the i4LIFE (Reg. TM) Advantage.
 o Table C reflects the expenses for a contract that has elected i4LIFE (Reg.
   TM) Advantage and previously purchased the Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds.
 o Table D reflects the expenses for a contract that has elected i4LIFE (Reg.
   TM) Advantage and previously purchased the 4LATER (Reg. TM) Advantage.

                                    TABLE A




Annual Account Fee:1......................................................................     $    35
Separate Account Annual Expenses (as a percentage of average daily net assets in the subaccounts):2,3
Account Value Death Benefit
  Mortality and Expense Risk Charge.......................................................        1.55%
  Administrative Charge...................................................................        0.10%
  Total Separate Account Expenses.........................................................        1.65%
Guarantee of Principal Death Benefit
  Mortality and Expense Risk Charge.......................................................        1.60%
  Administrative Charge...................................................................        0.10%
  Total Separate Account Expenses.........................................................        1.70%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Mortality and Expense Risk Charge.......................................................        1.85%
  Administrative Charge...................................................................        0.10%
  Total Separate Account Expenses.........................................................        1.95%








                                               Single      Joint
Optional Living Benefit Rider Charges:4         Life        Life
Lincoln Lifetime IncomeSM Advantage 2.0:5,6
  Guaranteed Maximum Charge................     2.00%      2.00%
  Current Charge...........................     1.05%      1.25%
Lincoln Lifetime IncomeSM Advantage:7

  Guaranteed Maximum Charge..................................................    1.50%      1.50%
  Current Charge.............................................................    0.90%      0.90%
Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option:8
  Guaranteed Maximum Charge..................................................    1.50%      1.50%
  Current Charge.............................................................    0.65%      0.80%
Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option:8
  Guaranteed Maximum Charge..................................................    0.95%       N/A
  Current Charge.............................................................    0.65%       N/A
4LATER (Reg. TM) Advantage:9
  Guaranteed Maximum Charge..................................................    1.50%       N/A
  Current Charge.............................................................    0.65%       N/A
4LATER (Reg. TM) Advantage Protected Funds:10
  Guaranteed Maximum Charge..................................................    2.00%      2.00%
  Current Charge.............................................................    1.05%      1.25%




1 The account fee will be waived if your contract value is $100,000 or more at the end of any particular contract year. For contracts purchased prior to November 15, 2010, the account fee is $30. This account fee will be waived after the fifteenth contract year. The account fee will also be deducted upon full surrender of the contract if the contract value is less than $100,000.

2 For contracts purchased prior to July 22, 2005, the total annual charges are as follows: EGMDB 1.65%; Guarantee of Principal 1.55%; Account Value N/A. In the event of a subsequent death benefit change, the charge will be based on the charges in effect at the time the contract was purchased.

3 The mortality and expense risk charge and administrative charge together are 1.40% on and after the Annuity Commencement Date.

4 Only one Living Benefit rider may be elected from this chart.

5 As an annualized percentage of the Income Base (initial purchase payment or contract value at the time of election), as increased for subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements and decreased by Excess Withdrawals. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage 2.0 Charge for a discussion of these changes to the Income Base. This charge is deducted from the contract value on a quarterly basis.

6 There is no additional charge for Lincoln Lifetime IncomeSM Advantage 2.0
  Protected Funds over and above the charge for Lincoln Lifetime IncomeSM Advantage 2.0.

7 As an annualized percentage of the Guaranteed Amount (initial purchase payment or contract value at the time of election) as increased for subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up and decreased for withdrawals. This charge is deducted from the contract value on a quarterly basis. For Lincoln Lifetime IncomeSM Advantage riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative purchase payments received after the first Benefit Year anniversary equal or exceed $100,000. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge for further information. After December 31, 2010, this rider is no longer available for sale.

8 As an annualized percentage of the Guaranteed Amount (initial purchase payment or contract value at the time of election), as increased for subsequent purchase payments and step-ups and decreased for withdrawals. As of January 16, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase for all contractowners. This charge is deducted from the contract value on a quarterly basis. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.45% to 0.65% upon the next election of a step-up of the Guaranteed Amount. See Charges and Other Deductions - Lincoln SmartSecurity (Reg. TM) Advantage Charge for further information.

9 As an annualized percentage of the Income Base (initial purchase payment or contract value at the time of election), as increased for subsequent purchase payments, automatic 15% Enhancements, and resets and decreased for withdrawals. This charge is deducted from the subaccounts on a quarterly basis. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg.
  TM) Advantage Charge for further information.

10 As an annualized percentage of the Income Base (initial purchase payment or contract value at the time of election), as increased for subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements and decreased by withdrawals. See Charges and Other Deductions - 4LATER (Reg. TM) Advantage Protected Funds Charge for a discussion of these changes to the Income Base.



                                    TABLE B






Annual Account Fee:1......................................................     $    35
i4LIFE (Reg. TM) Advantage Without Guaranteed Income Benefit (version 4):2
  Account Value Death Benefit.............................................        2.05%
  Guarantee of Principal Death Benefit....................................        2.10%
  Enhanced Guaranteed Minimum Death Benefit (EGMDB).......................        2.35%

                                                                             Single      Joint
i4LIFE (Reg. TM) Advantage With Guaranteed Income Benefit (version 4):3,4     Life        Life
Account Value Death Benefit
  Guaranteed Maximum Charge..............................................     4.05%      4.05%
  Current Charge.........................................................     2.70%      2.90%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge..............................................     4.10%      4.10%
  Current Charge.........................................................     2.75%      2.95%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge..............................................     4.35%      4.35%
  Current Charge.........................................................     3.00%      3.20%








i4LIFE (Reg. TM) Advantage With Guaranteed Income Benefit (versions 1, 2 and 3):5
Account Value Death Benefit
  Guaranteed Maximum Charge......................................................    3.55%
  Current Charge.................................................................    2.55%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge......................................................    3.60%
  Current Charge.................................................................    2.60%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge......................................................    3.85%
  Current Charge.................................................................    2.85%




1 The account fee will be waived if your contract value is $100,000 or more at the end of any particular contract year. For contracts purchased prior to November 15, 2010, the account fee is $30. This account fee will be waived after the fifteenth contract year. The account fee will also be deducted upon full surrender of the contract if the contract value is less than $100,000.

2 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of i4LIFE (Reg. TM) Advantage. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Rider Charge for further information. These charges continue during the Access Period. The i4LIFE (Reg. TM) Advantage charge is reduced to 1.65% during the Lifetime Income Period.

3 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit (version 4) is 0.65% of Account Value for the single life option and 0.85% of Account Value for the joint life option with a guaranteed maximum charge of 2.00%. These charges are added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.65%. See Charges and Other Deductions - i4LIFE (Reg.
  TM) Advantage with Guaranteed Income Benefit (version 4) Charge for further information.

4 There is no additional charge for i4LIFE (Reg. TM) Advantage Guaranteed
  Income Benefit Protected Funds over and above the charge for i4LIFE (Reg.
  TM) Advantage Guaranteed Income Benefit (version 4).

5 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.50% of Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.65%. The percentage charge may change to the current charge in effect at the time you elect an additional step-up period, not to exceed the guaranteed maximum charge percentage. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Charge for further information.



                                    TABLE C




Annual Account Fee:1......................................................................                 $    35
i4LIFE (Reg. TM) Advantage With Guaranteed Income Benefit (version 4) for purchasers who      Single       Joint
  previously purchased
Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds:....     Life         Life
Separate Account Annual Expenses (as a percentage of average daily net assets in the subaccounts):
  Account Value Death Benefit.............................................................     1.65%          1.65%
  Guarantee of Principal Death Benefit....................................................     1.70%          1.70%
  Enhanced Guaranteed Minimum Death Benefit (EGMDB).......................................     1.95%          1.95%
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4):2,3

  Guaranteed Maximum Charge........    2.00%      2.00%
  Current Charge...................    1.05%      1.25%




1 The account fee will be waived if your contract value is $100,000 or more at the end of any particular contract year. For contracts purchased prior to November 15, 2010, the account fee is $30. This account fee will be waived after the fifteenth contract year. The account fee will also be deducted upon full surrender of the contract if the contract value is less than $100,000.

2 As an annualized percentage of the greater of the Income Base (the Lincoln
  Lifetime IncomeSM Advantage 2.0 Income Base less the Guaranteed Annual Income amounts paid since the last step-up) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE (Reg. TM) Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and 2) the dollar amount of the charge will also increase by the percentage increase, if any, to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge rate. (The Lincoln Lifetime IncomeSM Advantage 2.0 charge continues to be a factor in determining the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.) See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds.

3 As an annualized percentage of the greater of the Income Base (associated with the 4LATER (Reg. TM) Advantage Protected Funds) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE (Reg. TM) Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and
  2) the dollar amount of the charge will also increase by the percentage increase, if any, to the 4LATER (Reg. TM) Advantage Protected Funds current charge rate. (The 4LATER (Reg. TM) Advantage Protected Funds charge continues to be a factor in determining the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.) See Charges and Other Deductions -i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds.



                                    TABLE D




Annual Account Fee:1......................................................................     $    35
i4LIFE (Reg. TM) Advantage With 4LATER (Reg. TM) Advantage Guaranteed Income Benefit for
purchasers who previously purchased
4LATER (Reg. TM) Advantage:2
Account Value Death Benefit
  Guaranteed Maximum Charge...............................................................        3.55%
  Current Charge..........................................................................        2.70%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge...............................................................        3.60%
  Current Charge..........................................................................        2.75%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge...............................................................        3.85%
  Current Charge..........................................................................        3.00%




1 The account fee will be waived if your contract value is $100,000 or more at the end of any particular contract year. For contracts purchased prior to November 15, 2010, the account fee is $30. This account fee will be waived after the fifteenth contract year. The account fee will also be deducted upon full surrender of the contract if the contract value is less than $100,000.

2 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.65% of the Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.65%. The percentage charge will change to the current charge in effect upon election of a new step-up period, not to exceed the guaranteed maximum charge percentage. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg. TM) Advantage Guaranteed Income Benefit Charge for further information.




The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2011. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

                                                    Minimum      Maximum
                                                   ---------    --------
Total Annual Fund Operating Expenses
(expenses that are deducted from fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses):         0.53%        2.22%
Total Annual Fund Operating Expenses
(after contractual waivers/reimbursements*):       0.53%        1.92%



* 51 of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2013.


The following table shows the expenses charged by each fund for the year ended
 December 31, 2011:



(as a percentage of each fund's average net assets):


                                                                                                        Other
                                                                   Management         12b-1 Fees        Expenses
                                                                   Fees (before       (before any       (before any
                                                                   any waivers/       waivers/          waivers/
                                                                   reimburse-         reimburse-        reimburse-
                                                                   ments)         +   ments)        +   ments)        +
AllianceBernstein VPS Global Thematic Growth Portfolio                 0.75%             0.25%             0.19%
AllianceBernstein VPS Growth and Income Portfolio                      0.55%             0.25%             0.05%
AllianceBernstein VPS International Value Portfolio                    0.75%             0.25%             0.07%
AllianceBernstein VPS Large Cap Growth Portfolio                       0.75%             0.25%             0.09%
AllianceBernstein VPS Small/Mid Cap Value Portfolio                    0.75%             0.25%             0.08%
American Century Investments VP Inflation Protection Fund              0.47%             0.25%             0.01%
American Funds Global Growth Fund                                      0.53%             0.25%             0.02%
American Funds Global Small Capitalization Fund                        0.70%             0.25%             0.04%
American Funds Growth Fund                                             0.32%             0.25%             0.02%
American Funds Growth-Income Fund                                      0.27%             0.25%             0.01%
American Funds International Fund                                      0.49%             0.25%             0.04%
BlackRock Global Allocation V.I. Fund(1)                               0.64%             0.25%             0.26%
Delaware VIP (Reg. TM) Diversified Income Series(2)                    0.59%             0.30%             0.09%
Delaware VIP (Reg. TM) Emerging Markets Series(2)                      1.24%             0.30%             0.15%
Delaware VIP (Reg. TM) High Yield Series(2)                            0.65%             0.30%             0.09%
Delaware VIP (Reg. TM) Limited-Term Diversified Income Series(2)       0.49%             0.30%             0.09%
Delaware VIP (Reg. TM) REIT Series(2)                                  0.75%             0.30%             0.10%
Delaware VIP (Reg. TM) Small Cap Value Series(2)                       0.73%             0.30%             0.08%
Delaware VIP (Reg. TM) Smid Cap Growth Series(2)                       0.75%             0.30%             0.08%
Delaware VIP (Reg. TM) U.S. Growth Series(2)                           0.65%             0.30%             0.09%
Delaware VIP (Reg. TM) Value Series(2)                                 0.65%             0.30%             0.08%
DWS Alternative Asset Allocation VIP Portfolio(3)                      0.27%             0.25%             0.34%
DWS Equity 500 Index VIP                                               0.20%             0.25%             0.13%
DWS Small Cap Index VIP(4)                                             0.35%             0.25%             0.17%
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio                  0.56%             0.25%             0.09%
Fidelity (Reg. TM) VIP Equity-Income Portfolio                         0.46%             0.25%             0.10%
Fidelity (Reg. TM) VIP Growth Portfolio                                0.56%             0.25%             0.11%
Fidelity (Reg. TM) VIP Mid Cap Portfolio                               0.56%             0.25%             0.10%
Fidelity (Reg. TM) VIP Overseas Portfolio                              0.71%             0.25%             0.14%
FTVIPT Franklin Income Securities Fund                                 0.45%             0.25%             0.02%
FTVIPT Franklin Small-Mid Cap Growth Securities Fund(5)                0.50%             0.25%             0.29%
FTVIPT Mutual Shares Securities Fund                                   0.60%             0.25%             0.13%



                                                                                                              Total
                                                                                  Total         Total         Expenses
                                                                                  Expenses      Contractual   (after
                                                                   Acquired       (before any   waivers/      Contractual
                                                                   Fund           waivers/      reimburse-    waivers/
                                                                   Fees and       reimburse-    ments         reimburse-
                                                                   Expenses   =   ments)        (if any)      ments)
AllianceBernstein VPS Global Thematic Growth Portfolio               0.00%           1.19%           0.00%         1.19%
AllianceBernstein VPS Growth and Income Portfolio                    0.00%           0.85%           0.00%         0.85%
AllianceBernstein VPS International Value Portfolio                  0.00%           1.07%           0.00%         1.07%
AllianceBernstein VPS Large Cap Growth Portfolio                     0.00%           1.09%           0.00%         1.09%
AllianceBernstein VPS Small/Mid Cap Value Portfolio                  0.00%           1.08%           0.00%         1.08%
American Century Investments VP Inflation Protection Fund            0.00%           0.73%           0.00%         0.73%
American Funds Global Growth Fund                                    0.00%           0.80%           0.00%         0.80%
American Funds Global Small Capitalization Fund                      0.00%           0.99%           0.00%         0.99%
American Funds Growth Fund                                           0.00%           0.59%           0.00%         0.59%
American Funds Growth-Income Fund                                    0.00%           0.53%           0.00%         0.53%
American Funds International Fund                                    0.00%           0.78%           0.00%         0.78%
BlackRock Global Allocation V.I. Fund(1)                             0.02%           1.17%           0.00%         1.17%
Delaware VIP (Reg. TM) Diversified Income Series(2)                  0.00%           0.98%          -0.05%         0.93%
Delaware VIP (Reg. TM) Emerging Markets Series(2)                    0.00%           1.69%          -0.05%         1.64%
Delaware VIP (Reg. TM) High Yield Series(2)                          0.00%           1.04%          -0.05%         0.99%
Delaware VIP (Reg. TM) Limited-Term Diversified Income Series(2)     0.00%           0.88%          -0.05%         0.83%
Delaware VIP (Reg. TM) REIT Series(2)                                0.00%           1.15%          -0.05%         1.10%
Delaware VIP (Reg. TM) Small Cap Value Series(2)                     0.00%           1.11%          -0.05%         1.06%
Delaware VIP (Reg. TM) Smid Cap Growth Series(2)                     0.00%           1.13%          -0.05%         1.08%
Delaware VIP (Reg. TM) U.S. Growth Series(2)                         0.00%           1.04%          -0.05%         0.99%
Delaware VIP (Reg. TM) Value Series(2)                               0.00%           1.03%          -0.05%         0.98%
DWS Alternative Asset Allocation VIP Portfolio(3)                    1.30%           2.16%          -0.24%         1.92%
DWS Equity 500 Index VIP                                             0.00%           0.58%           0.00%         0.58%
DWS Small Cap Index VIP(4)                                           0.05%           0.82%          -0.02%         0.80%
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio                0.00%           0.90%           0.00%         0.90%
Fidelity (Reg. TM) VIP Equity-Income Portfolio                       0.00%           0.81%           0.00%         0.81%
Fidelity (Reg. TM) VIP Growth Portfolio                              0.00%           0.92%           0.00%         0.92%
Fidelity (Reg. TM) VIP Mid Cap Portfolio                             0.00%           0.91%           0.00%         0.91%
Fidelity (Reg. TM) VIP Overseas Portfolio                            0.00%           1.10%           0.00%         1.10%
FTVIPT Franklin Income Securities Fund                               0.00%           0.72%           0.00%         0.72%
FTVIPT Franklin Small-Mid Cap Growth Securities Fund(5)              0.01%           1.05%           0.00%         1.05%
FTVIPT Mutual Shares Securities Fund                                 0.00%           0.98%           0.00%         0.98%

                                                                                                         Other
                                                                    Management         12b-1 Fees        Expenses
                                                                    Fees (before       (before any       (before any
                                                                    any waivers/       waivers/          waivers/
                                                                    reimburse-         reimburse-        reimburse-
                                                                    ments)         +   ments)        +   ments)        +
FTVIPT Templeton Global Bond Securities Fund                            0.46%             0.25%             0.10%
FTVIPT Templeton Growth Securities Fund                                 0.74%             0.25%             0.04%
Invesco V.I. Core Equity Fund(6)                                        0.61%             0.25%             0.28%
Invesco V.I. International Growth Fund                                  0.71%             0.25%             0.32%
Invesco Van Kampen V.I. American Franchise Fund(7)                      0.67%             0.25%             0.28%
Janus Aspen Balanced Portfolio                                          0.55%             0.25%             0.03%
Janus Aspen Enterprise Portfolio                                        0.64%             0.25%             0.05%
Janus Aspen Worldwide Portfolio(8)                                      0.66%             0.25%             0.05%
LVIP American Global Growth Fund(9)                                     0.53%             0.55%             0.42%
LVIP American Global Small Capitalization Fund(9)                       0.70%             0.55%             0.42%
LVIP American Growth Fund(9)                                            0.32%             0.55%             0.15%
LVIP American Growth-Income Fund(9)                                     0.27%             0.55%             0.17%
LVIP American International Fund(9)                                     0.49%             0.55%             0.26%
LVIP Baron Growth Opportunities Fund(10)                                1.00%             0.25%             0.08%
LVIP BlackRock Inflation Protected Bond Fund(11)                        0.45%             0.25%             0.07%
LVIP Capital Growth Fund                                                0.71%             0.25%             0.08%
LVIP Cohen & Steers Global Real Estate Fund(12)                         0.95%             0.25%             0.11%
LVIP Columbia Value Opportunities Fund(13)                              1.05%             0.25%             0.16%
LVIP Delaware Bond Fund                                                 0.32%             0.35%             0.07%
LVIP Delaware Diversified Floating Rate Fund                            0.60%             0.25%             0.11%
LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund(14)       0.75%             0.25%             0.14%
LVIP Delaware Growth and Income Fund                                    0.35%             0.35%             0.07%
LVIP Delaware Social Awareness Fund                                     0.39%             0.35%             0.08%
LVIP Delaware Special Opportunities Fund                                0.39%             0.35%             0.07%
LVIP Dimensional Non-U.S. Equity Fund(15)                               0.25%             0.25%             1.27%
LVIP Dimensional U.S. Equity Fund(15)                                   0.25%             0.25%             0.83%
LVIP Dimensional/Vanguard Total Bond Fund(16)                           0.25%             0.25%             0.43%
LVIP Global Income Fund(17)                                             0.65%             0.25%             0.13%
LVIP J.P. Morgan High Yield Fund(18)                                    0.65%             0.25%             0.14%
LVIP Janus Capital Appreciation Fund(19)                                0.75%             0.25%             0.09%
LVIP MFS International Growth Fund(20)                                  0.93%             0.25%             0.18%
LVIP MFS Value Fund                                                     0.63%             0.25%             0.07%
LVIP Mid-Cap Value Fund(21)                                             0.93%             0.25%             0.14%
LVIP Mondrian International Value Fund                                  0.75%             0.25%             0.10%
LVIP Money Market Fund                                                  0.36%             0.25%             0.07%
LVIP Protected Profile 2010 Fund(22)                                    0.25%             0.25%             0.37%
LVIP Protected Profile 2020 Fund(22)                                    0.25%             0.25%             0.16%
LVIP Protected Profile 2030 Fund(22)                                    0.25%             0.25%             0.18%
LVIP Protected Profile 2040 Fund(22)                                    0.25%             0.25%             0.22%
LVIP Protected Profile Conservative Fund(23)                            0.25%             0.25%             0.05%
LVIP Protected Profile Growth Fund(23)                                  0.25%             0.25%             0.03%
LVIP Protected Profile Moderate Fund(23)                                0.25%             0.25%             0.03%
LVIP SSgA Bond Index Fund(24)                                           0.40%             0.25%             0.09%



                                                                                                               Total
                                                                                   Total         Total         Expenses
                                                                                   Expenses      Contractual   (after
                                                                    Acquired       (before any   waivers/      Contractual
                                                                    Fund           waivers/      reimburse-    waivers/
                                                                    Fees and       reimburse-    ments         reimburse-
                                                                    Expenses   =   ments)        (if any)      ments)
FTVIPT Templeton Global Bond Securities Fund                          0.00%           0.81%           0.00%       0.81%
FTVIPT Templeton Growth Securities Fund                               0.00%           1.03%           0.00%       1.03%
Invesco V.I. Core Equity Fund(6)                                      0.00%           1.14%           0.00%       1.14%
Invesco V.I. International Growth Fund                                0.00%           1.28%           0.00%       1.28%
Invesco Van Kampen V.I. American Franchise Fund(7)                    0.00%           1.20%          -0.05%       1.15%
Janus Aspen Balanced Portfolio                                        0.00%           0.83%           0.00%       0.83%
Janus Aspen Enterprise Portfolio                                      0.00%           0.94%           0.00%       0.94%
Janus Aspen Worldwide Portfolio(8)                                    0.00%           0.96%           0.00%       0.96%
LVIP American Global Growth Fund(9)                                   0.00%           1.50%          -0.30%       1.20%
LVIP American Global Small Capitalization Fund(9)                     0.00%           1.67%          -0.28%       1.39%
LVIP American Growth Fund(9)                                          0.00%           1.02%          -0.03%       0.99%
LVIP American Growth-Income Fund(9)                                   0.00%           0.99%          -0.06%       0.93%
LVIP American International Fund(9)                                   0.00%           1.30%          -0.12%       1.18%
LVIP Baron Growth Opportunities Fund(10)                              0.00%           1.33%          -0.04%       1.29%
LVIP BlackRock Inflation Protected Bond Fund(11)                      0.03%           0.80%           0.00%       0.80%
LVIP Capital Growth Fund                                              0.00%           1.04%           0.00%       1.04%
LVIP Cohen & Steers Global Real Estate Fund(12)                       0.00%           1.31%          -0.22%       1.09%
LVIP Columbia Value Opportunities Fund(13)                            0.00%           1.46%          -0.09%       1.37%
LVIP Delaware Bond Fund                                               0.00%           0.74%           0.00%       0.74%
LVIP Delaware Diversified Floating Rate Fund                          0.00%           0.96%           0.00%       0.96%
LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund(14)     0.03%           1.17%          -0.16%       1.01%
LVIP Delaware Growth and Income Fund                                  0.00%           0.77%           0.00%       0.77%
LVIP Delaware Social Awareness Fund                                   0.00%           0.82%           0.00%       0.82%
LVIP Delaware Special Opportunities Fund                              0.00%           0.81%           0.00%       0.81%
LVIP Dimensional Non-U.S. Equity Fund(15)                             0.45%           2.22%          -1.22%       1.00%
LVIP Dimensional U.S. Equity Fund(15)                                 0.26%           1.59%          -0.78%       0.81%
LVIP Dimensional/Vanguard Total Bond Fund(16)                         0.17%           1.10%          -0.38%       0.72%
LVIP Global Income Fund(17)                                           0.00%           1.03%          -0.05%       0.98%
LVIP J.P. Morgan High Yield Fund(18)                                  0.01%           1.05%           0.00%       1.05%
LVIP Janus Capital Appreciation Fund(19)                              0.00%           1.09%          -0.08%       1.01%
LVIP MFS International Growth Fund(20)                                0.00%           1.36%          -0.05%       1.31%
LVIP MFS Value Fund                                                   0.00%           0.95%           0.00%       0.95%
LVIP Mid-Cap Value Fund(21)                                           0.00%           1.32%          -0.03%       1.29%
LVIP Mondrian International Value Fund                                0.00%           1.10%           0.00%       1.10%
LVIP Money Market Fund                                                0.00%           0.68%           0.00%       0.68%
LVIP Protected Profile 2010 Fund(22)                                  0.44%           1.31%          -0.32%       0.99%
LVIP Protected Profile 2020 Fund(22)                                  0.46%           1.12%          -0.11%       1.01%
LVIP Protected Profile 2030 Fund(22)                                  0.51%           1.19%          -0.13%       1.06%
LVIP Protected Profile 2040 Fund(22)                                  0.53%           1.25%          -0.17%       1.08%
LVIP Protected Profile Conservative Fund(23)                          0.50%           1.05%           0.00%       1.05%
LVIP Protected Profile Growth Fund(23)                                0.52%           1.05%           0.00%       1.05%
LVIP Protected Profile Moderate Fund(23)                              0.52%           1.05%           0.00%       1.05%
LVIP SSgA Bond Index Fund(24)                                         0.00%           0.74%          -0.10%       0.64%

                                                                                                      Other
                                                                 Management         12b-1 Fees        Expenses
                                                                 Fees (before       (before any       (before any
                                                                 any waivers/       waivers/          waivers/
                                                                 reimburse-         reimburse-        reimburse-
                                                                 ments)         +   ments)        +   ments)        +
LVIP SSgA Conservative Index Allocation Fund(25)                     0.25%             0.25%             0.51%
LVIP SSgA Conservative Structured Allocation Fund(26)                0.25%             0.25%             0.12%
LVIP SSgA Developed International 150 Fund(27)                       0.75%             0.25%             0.12%
LVIP SSgA Emerging Markets 100 Fund(28)                              1.09%             0.25%             0.17%
LVIP SSgA Global Tactical Allocation Fund                            0.25%             0.25%             0.08%
LVIP SSgA International Index Fund(29)                               0.40%             0.25%             0.18%
LVIP SSgA Large Cap 100 Fund(30)                                     0.52%             0.25%             0.07%
LVIP SSgA Moderate Index Allocation Fund(31)                         0.25%             0.25%             0.22%
LVIP SSgA Moderate Structured Allocation Fund(31)                    0.25%             0.25%             0.06%
LVIP SSgA Moderately Aggressive Index Allocation Fund(31)            0.25%             0.25%             0.21%
LVIP SSgA Moderately Aggressive Structured Allocation Fund(31)       0.25%             0.25%             0.08%
LVIP SSgA S&P 500 Index Fund                                         0.20%             0.25%             0.08%
LVIP SSgA Small/Mid Cap 200 Fund(32)                                 0.69%             0.25%             0.10%
LVIP SSgA Small-Cap Index Fund                                       0.32%             0.25%             0.10%
LVIP T. Rowe Price Growth Stock Fund(33)                             0.75%             0.25%             0.10%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund                    0.73%             0.25%             0.09%
LVIP Templeton Growth Fund                                           0.73%             0.25%             0.10%
LVIP Turner Mid-Cap Growth Fund(34)                                  0.87%             0.25%             0.13%
LVIP Vanguard Domestic Equity ETF Fund(35)                           0.25%             0.25%             0.32%
LVIP Vanguard International Equity ETF Fund(36)                      0.25%             0.25%             0.21%
LVIP Wells Fargo Intrinsic Value Fund(37)                            0.75%             0.25%             0.08%
MFS (Reg. TM) VIT Core Equity Series(38)                             0.75%             0.25%             0.25%
MFS (Reg. TM) VIT Growth Series                                      0.75%             0.25%             0.09%
MFS (Reg. TM) VIT Total Return Series(39)                            0.75%             0.25%             0.06%
MFS (Reg. TM) VIT Utilities Series                                   0.73%             0.25%             0.08%
Neuberger Berman AMT Mid-Cap Growth Portfolio                        0.85%             0.00%             0.16%
Neuberger Berman AMT Mid-Cap Intrinsic Value Portfolio               0.85%             0.00%             0.22%
PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio(40)       0.74%             0.25%             0.02%
Putnam VT Global Health Care Fund                                    0.63%             0.25%             0.21%
Putnam VT Growth & Income Fund                                       0.48%             0.25%             0.15%



                                                                                                            Total
                                                                                Total         Total         Expenses
                                                                                Expenses      Contractual   (after
                                                                 Acquired       (before any   waivers/      Contractual
                                                                 Fund           waivers/      reimburse-    waivers/
                                                                 Fees and       reimburse-    ments         reimburse-
                                                                 Expenses   =   ments)        (if any)      ments)
LVIP SSgA Conservative Index Allocation Fund(25)                   0.38%           1.39%          -0.56%         0.83%
LVIP SSgA Conservative Structured Allocation Fund(26)              0.38%           1.00%          -0.17%         0.83%
LVIP SSgA Developed International 150 Fund(27)                     0.00%           1.12%          -0.40%         0.72%
LVIP SSgA Emerging Markets 100 Fund(28)                            0.00%           1.51%          -0.74%         0.77%
LVIP SSgA Global Tactical Allocation Fund                          0.33%           0.91%           0.00%         0.91%
LVIP SSgA International Index Fund(29)                             0.00%           0.83%          -0.04%         0.79%
LVIP SSgA Large Cap 100 Fund(30)                                   0.00%           0.84%          -0.20%         0.64%
LVIP SSgA Moderate Index Allocation Fund(31)                       0.38%           1.10%          -0.27%         0.83%
LVIP SSgA Moderate Structured Allocation Fund(31)                  0.39%           0.95%          -0.11%         0.84%
LVIP SSgA Moderately Aggressive Index Allocation Fund(31)          0.40%           1.11%          -0.26%         0.85%
LVIP SSgA Moderately Aggressive Structured Allocation Fund(31)     0.40%           0.98%          -0.13%         0.85%
LVIP SSgA S&P 500 Index Fund                                       0.00%           0.53%           0.00%         0.53%
LVIP SSgA Small/Mid Cap 200 Fund(32)                               0.00%           1.04%          -0.31%         0.73%
LVIP SSgA Small-Cap Index Fund                                     0.00%           0.67%           0.00%         0.67%
LVIP T. Rowe Price Growth Stock Fund(33)                           0.00%           1.10%           0.00%         1.10%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund                  0.00%           1.07%           0.00%         1.07%
LVIP Templeton Growth Fund                                         0.00%           1.08%           0.00%         1.08%
LVIP Turner Mid-Cap Growth Fund(34)                                0.00%           1.25%          -0.07%         1.18%
LVIP Vanguard Domestic Equity ETF Fund(35)                         0.13%           0.95%          -0.27%         0.68%
LVIP Vanguard International Equity ETF Fund(36)                    0.21%           0.92%          -0.16%         0.76%
LVIP Wells Fargo Intrinsic Value Fund(37)                          0.00%           1.08%          -0.05%         1.03%
MFS (Reg. TM) VIT Core Equity Series(38)                           0.00%           1.25%          -0.10%         1.15%
MFS (Reg. TM) VIT Growth Series                                    0.00%           1.09%           0.00%         1.09%
MFS (Reg. TM) VIT Total Return Series(39)                          0.00%           1.06%          -0.03%         1.03%
MFS (Reg. TM) VIT Utilities Series                                 0.00%           1.06%           0.00%         1.06%
Neuberger Berman AMT Mid-Cap Growth Portfolio                      0.00%           1.01%           0.00%         1.01%
Neuberger Berman AMT Mid-Cap Intrinsic Value Portfolio             0.00%           1.07%           0.00%         1.07%
PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio(40)     0.14%           1.15%          -0.14%         1.01%
Putnam VT Global Health Care Fund                                  0.00%           1.09%           0.00%         1.09%
Putnam VT Growth & Income Fund                                     0.00%           0.88%           0.00%         0.88%



(1) Other Expenses have been restated to reflect current fees.

(2) The Service Class shares are subject to a 12b-1 fee of 0.30% of average daily net assets. The Series' distributor, Delaware Distributors, L.P., has contracted to limit the 12b-1 fees to no more than 0.25% of average daily net assets from April 30, 2012 to April 30, 2013.

(3) Effective October 1, 2012 through April 30, 2013, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the portfolio to the extent necessary to maintain the portfolio's operating expenses at 0.62% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired funds (underlying funds) fees and expenses (estimated at 1.30%). The agreement may be terminated with the consent of the fund's Board.

(4) Through April 30, 2013, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the portfolio's operating expenses at ratios no higher than 0.75% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired funds (underlying funds) fees and expenses.

(5) The Fund's manager and administrator have agreed in advance to reduce their fees as a result of the Fund's investment in a Franklin Templeton money market fund ("Sweep Money Fund" shown in the expense table in "Acquired fund fees and expenses"). This reduction will continue until at least
    April 30, 2013.

(6) The Fund's advisor has contractually agreed through April 30, 2013, to waive a portion of its advisory fees and or/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Operating Expenses of Series II shares to 1.45% of average daily net assets.

(7) The Fund's advisor has contractually agreed through April 30, 2013, to waive a portion of its advisory fees and or/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Operating Expenses of Series II shares to 1.15% of average daily net assets.

(8) The Portfolio pays an investment advisory fee rate that adjusts up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis based upon the Portfolio's performance relative to its benchmark index during a measurement period.


(9) The amounts set forth under "Management Fee" and "Other Expenses" reflect the aggregate expenses of the Feeder Fund and the Master Fund. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Feeder Fund and does not include the fees of the Master Fund. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to reimburse the fund's Service Class II to the extent that the Other Expenses of the Feeder Fund exceed 0.10% of average daily net assets. The agreement will continue at least through April 30, 2013.

(10) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses exceed 1.29% of the average daily net assets of the fund. The agreement will continue at least through April 30, 2013.

(11) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.

(12) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.22% of the first $250 million of average net assets of the fund and 0.32% of the excess over $250 million of average daily nets assets of the fund. The agreement will continue at least through April 30, 2013.

(13) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.09% on the first $60 million of average daily net assets of the Fund. The agreement will continue at least through April 30, 2013. The Management Fee has been restated to reflect the current expenses of the fund. The Other Expenses have been restated to reflect the current expenses of the fund.

(14) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% of average daily net assets of the fund. The agreement will continue at least through April 30, 2013. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.98% of average daily net assets of the fund. The agreement will continue at least through April 30, 2013.

(15) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed waive the following portion of its advisory fee for the fund: 0.05% of average daily net assets of the Fund. LIA has also contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.55% of average daily net assets of the fund. Both agreements will continue at least through April 30, 2013.

(16) The AFFE has been restated to reflect the current expenses of the fund. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed waive the following portion of its advisory fee for the fund: 0.05% of average daily net assets of the Fund. LIA has also contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.55% of average daily net assets of the fund. Both agreements will continue at least through April 30, 2013.

(17) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.05% of average daily net assets of the fund. The agreement will continue at least through April 30, 2013.

(18) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.

(19) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.15% on the first $100 million of average daily net assets of the Fund; and 0.10% on the next $150 million of average daily net assets of the fund. The agreement will continue at least through April 30, 2013.

(20) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.05% on the first $400 million of average daily net assets of the Fund. The agreement will continue at least through April 30, 2013. The Management Fee has been restated to reflect the current expenses of the fund. The Other Expenses have been restated to reflect the current expenses of the fund.

(21) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.05% of the first $25 million of average net assets of the Fund. The agreement will continue at least through April 30, 2013. LIA has contractually agreed to reimburse the Fund's Service Class to the extent that the Total Annual Fund Operating Expenses exceed 1.29% of average daily net assets of the fund. The agreement will continue at least through April 30, 2013.

(22) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.55% of average daily net assets of the fund. The agreement will continue at least through April 30, 2013.

(23) The AFFE has been restated to reflect the current expenses of the Fund. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.

(24) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.07% on the first $500 million of average daily net assets of the fund and 0.12% of average daily net assets of the fund in excess of $500 million. This waiver will continue at least through April 30, 2013.

(25) "The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% of average daily net assets of the fund. The agreement will continue at least through April 30, 2012. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.45% of average daily net assets of the fund. The agreement will continue at least through April 30, 2012.

(26) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% of average daily net assets of the fund. The agreement will continue at least through April 30, 2013. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.45% of average daily net assets of the fund. The agreement will continue at least through April 30, 2013.

(27) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.35% on the first $100 million of average daily net assets of the fund and 0.43% of average daily net assets of the fund in excess of $100 million. The agreement will continue at least through April 30, 2013.

(28) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.69% on the first $100 million of average daily net assets of the Fund and 0.76% of average daily net assets of the fund in excess of $100 million. The agreement will continue at least through April 30, 2013.

(29) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.03% on the first $500 million of average daily net assets of the fund and 0.05% of average daily net assets of the fund in excess of $500 million. The agreement will continue at least through April 30, 2013.

(30) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.12% on the first $100 million of average daily net assets of the fund and 0.22% of average daily net assets of the fund in excess of $100 million. The agreement will continue at least through April 30, 2013.

(31) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% of average daily net assets of the fund. The agreement will continue at least through April 30, 2013. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.45% of average daily net assets of the fund. The agreement will continue at least through April 30, 2013.

(32) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.29% on the first $100 million of average daily net assets of the fund and 0.39% of average daily net assets of the fund in excess of $100 million. The agreement will continue at least through April 30, 2013.

(33) The Management Fee has been restated to reflect the current expenses of the fund. The Other Expenses have been restated to reflect the current expenses of the fund.

(34) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund; 0.10% on the first $25 million of average daily net assets of the fund and 0.05% on the next $50 million of average daily net assets. The agreement will continue at least through April 30, 2013.

(35) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed waive the following portion of its advisory fee for the fund: 0.05% of average daily net assets of the Fund. LIA has also contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.55% of average daily net assets of the fund. Both agreements will continue at least through April 30, 2013.

(36) The AFFE has been restated to reflect the current expenses of the fund. The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed waive the following portion of its advisory fee for the fund: 0.05% of average daily net assets of the Fund. LIA has also contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.55% of average daily net assets of the fund. Both agreements will continue at least through April 30, 2013.

(37) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.03% on the first $250 million of average daily net assets of the fund; 0.08% on the next $500 million and 0.13% of average daily net assets in excess of $750 million. The agreement will continue at least through April 30, 2013.

(38) MFS has agreed in writing to bear the fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that "Total Annual Fund Operating Expenses" do not exceed 1.15% annually. This written agreement will continue until modified by a vote of the fund's Board of Trustees, but such arrangement will continue until at least April 30, 2013.

(39) MFS has agreed in writing to reduce its management fee to 0.70% of the fund's average daily net assets annually in excess of $1 billion and 0.65% of the fund's average daily net assets annually in excess of $2.5 billion to $3 billion until modified by a vote of the fund's Board of Trustees, but such agreement will continue until at least April 30, 2013.

(40) PIMCO has contractually agreed to waive the Portfolio's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administration services fee, respectively, paid by the PIMCO Cayman Commodity Portfolio I Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will be in effect through at least May 1, 2013 and will remain in effect as long as PIMCO's contract with the Subsidiary is in place.



Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("redemption fees") which are not reflected in the table above. As of the date of this prospectus, none have done so. See The Contracts - Market Timing for a discussion of redemption fees.

For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.

EXAMPLES


The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. The Examples have been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.

The first Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the i4LIFE (Reg. TM) Advantage with the EGMDB death benefit and Guaranteed Income Benefit (version 4) at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable time period:





 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $655   $1,934    $3,172    $6,098



2) If you annuitize or do not surrender your contract at the end of the applicable time period:

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $655   $1,934    $3,172    $6,098



The next Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EGMDB death benefit and Lincoln Lifetime IncomeSM Advantage 2.0 at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



1) If you surrender your contract at the end of the applicable time period:




 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $619   $1,871    $3,143    $6,406


2) If you annuitize or do not surrender your contract at the end of the applicable time period:




 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $619   $1,871    $3,143    $6,406



For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. The examples do not reflect persistency credits. Different fees and expenses not reflected in the examples may be imposed during a period in which annuity payouts are made. See The Contracts - Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.




Summary of Common Questions

What kind of contract am I buying? This contract is an individual deferred flexible premium variable annuity contract between you and Lincoln New York. You may allocate your purchase payments to the VAA or to the fixed account. This prospectus primarily describes the variable side of the contract. See The Contracts.


What is the variable annuity account (VAA)? It is a separate account we established under New York insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.


What are Asset Allocation Models? Asset allocation models are designed to assist you in deciding how to allocate your purchase payments among the various subaccounts. Each model provides a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. See The Contracts - Asset Allocation Models.

What are Investment Requirements? If you elect a Living Benefit Rider (except i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit), you will be subject to certain requirements for your subaccount investments, which means you may be limited in how much you can invest in certain subaccounts. Different Investment Requirements apply to different riders. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds and 4LATER (Reg. TM) Advantage Protected Funds, you will have more restrictive Investment Requirements. See The Contracts - Investment Requirements.

What are my investment choices? You may allocate your purchase payments to the VAA or to the fixed account, if available. Based upon your instruction for purchase payments, the VAA applies your purchase payments to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.


How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you buy accumulation units. If you decide to receive an annuity payout, your accumulation units are converted to annuity units. Your annuity payouts will be based on the number of annuity units you receive and the value of each annuity unit on payout days. See The Contracts.


What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge according to the death benefit you select. There is an administrative charge in addition to the mortality and expense risk charge. The charges for any riders applicable to your contract will also be deducted from your contract value or Account Value if i4LIFE (Reg. TM) Advantage is elected. See Charges and Other Deductions.

We will deduct any applicable premium tax from purchase payments or contract value unless the governmental entity dictates otherwise at the time the tax is incurred or at another time we choose. We reserve the right to charge a $25 fee for the 13th and each additional transfer during any contract year, excluding automatic dollar cost averaging, portfolio rebalancing and cross-reinvestment transfers. The transfer charge will not be imposed on the first 12 transfers during the contract year.

See Expense Tables and Charges and Other Deductions for additional fees and expenses in these contracts.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.


The surrender, withdrawal or transfer of value from a Guaranteed Period of the fixed account may be subject to the Interest Adjustment, if applicable. See Fixed Side of the Contract.


Charges may also be imposed during the regular income or annuity payout period, including i4LIFE (Reg. TM) Advantage, if elected. See The Contracts and Annuity Payouts.


For information about the compensation we pay for sales of contracts, see The Contracts - Distribution of the Contracts.

What purchase payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The Contracts - Purchase Payments.

What is a persistency credit? For contracts issued on or after November 14, 2011, a persistency credit of 0.10% of contract value less purchase payments that have been in the contract less than twelve years will be credited on a quarterly basis after the twelfth anniversary. For contracts issued on or after June 6, 2005 (or later in some states that have not approved the contract changes) a persistency credit of 0.10% of contract value less purchase payments that have been in the contract less than seven years will be credited on a quarterly basis after the seventh anniversary. See The Contracts - Persistency Credits.

How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.


What happens if I die before I annuitize? Your beneficiary will receive death benefit proceeds based upon the death benefit you select. Your beneficiary has options as to how the death benefit is paid. In the alternative, you may choose to receive a death benefit on the death of the annuitant. See The Contracts - Death Benefit.


May I transfer contract value between variable options and between the variable and fixed sides of the contract? Yes, subject to certain restrictions. Generally, transfers made before the Annuity Commencement Date are restricted to no more than twelve (12) per contract year. The minimum amount that can be transferred to the fixed account is $2,000 (unless the total amount in the subaccounts is less than $2,000). If transferring funds from the fixed account to the subaccount, you may only transfer 25% of the total value invested in the fixed account in any 12-month period. The minimum amount that may be transferred is $300. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date. For further information, see also the Fixed Side of the Contract .

What are Living Benefit Riders? Living Benefit riders are optional riders available to purchase for an additional fee. These riders provide different types of minimum guarantees if you meet certain conditions. These riders offer either a minimum withdrawal benefit (Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage) an income benefit rider (Lincoln Lifetime IncomeSM Advantage 2.0) or a minimum annuity payout (4LATER (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage Protected Funds and i4LIFE (Reg. TM) Advantage with or without the Guaranteed Income Benefit). If you select a Living Benefit rider, Excess Withdrawals may have adverse effects on the benefit (especially during times of poor investment performance), and you will be subject to Investment Requirements (unless you elect i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit). Excess Withdrawals under certain Living Benefit riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit rider. These riders are discussed in detail in this prospectus. In addition, an overview of these riders is provided as an appendix to this prospectus.

What is Lincoln Lifetime IncomeSM Advantage 2.0? Lincoln Lifetime IncomeSM Advantage 2.0 is a rider that you may purchase for an additional charge and which provides on an annual basis guaranteed periodic withdrawals up to a guaranteed amount based on an Income Base, a 5% Enhancement to the Income Base (less purchase payments received in that year) or automatic annual step-ups to the Income Base, and age-based increases to the guaranteed periodic withdrawal amount. Withdrawals may be made up to the Guaranteed Annual Income amount as long as that amount is greater than zero. To continue these payments for life, you must elect i4LIFE (Reg. TM) Advantage or an annuity payout option under this contract. The Income Base is not available as a separate benefit upon death or surrender and is increased by subsequent purchase payments, 5% Enhancements to the Income Base (less purchase payments received in that year), automatic annual step-ups to the Income Base and is decreased by certain withdrawals in accordance with provisions described in this prospectus. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage 2.0 and another one of the Living Benefit riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements.


What is Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds? Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds is an optional feature under Lincoln Lifetime IncomeSM Advantage 2.0 that provides a higher Guaranteed Annual Income amount percentage if you adhere to certain Investment Requirements. You will be subject to certain Investment Requirements in which 100% of your contract value must be allocated among specified subaccounts. See The Contracts - Investment Requirements. All of the other terms and conditions of Lincoln Lifetime IncomeSM Advantage 2.0 continue to apply to Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds.

What is Lincoln Lifetime IncomeSM Advantage? Lincoln Lifetime IncomeSM Advantage is a rider that provides minimum guaranteed, periodic withdrawals for your life regardless of the investment performance of the contract provided certain conditions are met. Withdrawals are based on the Guaranteed Amount which is equal to the initial purchase payment (or contract value if elected after contract issue). The Guaranteed Amount is not available as a separate benefit upon death or surrender and is increased by subsequent purchase payments, Automatic Annual Step-ups, the 5% Enhancements, and the Step-up to 200% (if applicable to your contract) of the initial Guaranteed Amount and is decreased by withdrawals in accordance with provisions described later in this prospectus. See The Contracts - Lincoln Lifetime IncomeSM Advantage. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage and another one of the Living Benefit riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements. This rider is no longer available for sale.

What is Lincoln SmartSecurity (Reg. TM) Advantage? This benefit, which may be available for purchase at an additional charge, provides a Guaranteed Amount equal to the initial purchase payment (or contract value at the time of election) as adjusted. You may access this benefit through periodic withdrawals. Excess Withdrawals will adversely affect the Guaranteed Amount. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage. You cannot simultaneously elect Lincoln SmartSecurity (Reg. TM) Advantage with any other Living Benefit rider. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Investment Requirements.

What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an annuity payout option, available for purchase at an additional charge, that provides periodic variable lifetime income payments, a death benefit, and the ability to make withdrawals during a defined period of time (Access Period). For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase, based on the i4LIFE (Reg. TM) Advantage death benefit you choose and whether or not the Guaranteed Income Benefit is in effect.

What is the Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE (Reg. TM) Advantage Regular Income Payments. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Investment Requirements. The Guaranteed Income Benefit is purchased when you elect i4LIFE (Reg. TM) Advantage or any time during the Access Period subject to terms and conditions at that time. The minimum floor is based on the contract value at the time you elect i4LIFE (Reg.
TM) Advantange with the Guaranteed Income Benefit. Certain Living Benefit riders have features that may be used to establish the amount of the Guaranteed Income Benefit. You may use your Guaranteed Amount from Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage or your Income Base from Lincoln Lifetime IncomeSM Advantage 2.0, 4LATER (Reg. TM) Advantage Protected Funds or 4LATER (Reg. TM) Advantage to establish the Guaranteed Income Benefit at the time you terminate that rider to purchase i4LIFE (Reg.
TM) Advantage. See The Contracts - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, 4LATER (Reg. TM) Advantage Protected Funds, 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, Lincoln Lifetime IncomeSM Advantage 2.0 - i4LIFE (Reg. TM) Advantage option, and Lincoln Lifetime IncomeSM Advantage - i4LIFE (Reg. TM) Advantage option.

What is i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds? Beginning May 21, 2012, i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is an optional feature under i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit that provides a higher Guaranteed Income Benefit percentage if you adhere to certain Investment Requirements in which 100% of your contract value must be allocated among specified subaccounts. See The Contracts - Investment Requirements. All other terms and conditions of i4LIFE (Reg. TM) Advantage continue to apply to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds.

What is 4LATER (Reg. TM) Advantage? 4LATER (Reg. TM) Advantage, which may be available for purchase at an additional charge, is a way to guarantee today a minimum payout floor (a Guaranteed Income Benefit) in the future for the i4LIFE (Reg. TM) Advantage Regular Income Payments. 4LATER (Reg. TM) Advantage is purchased prior to the time you elect i4LIFE (Reg. TM) Advantage and provides a guaranteed value, the Income Base, which can be used to establish the Guaranteed Income Benefit floor in the future. 4LATER (Reg. TM) Advantage provides an initial Income Base that is guaranteed to increase at a specified percentage over the accumulation period of the annuity. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - 4LATER (Reg. TM) Advantage. This rider will no longer be available for sale beginning on or about July 2, 2012, or when the 4LATER (Reg. TM) Advantage Protected Funds rider is approved in your state, whichever is later. Please check with your registered representative for availability.

What is 4LATER (Reg. TM) Advantage Protected Funds? Beginning on or about July 2, 2012, 4LATER (Reg. TM) Advantage Protected Funds is a rider that provides an Income Base which will be used to establish the amount of the Guaranteed Income Benefit payment upon the election of the i4LIFE (Reg. TM) Advantage rider. If you elect 4LATER (Reg. TM) Advantage Protected Funds, you must later elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds feature under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) to receive a benefit from 4LATER (Reg. TM) Advantage Protected Funds. There is an additional charge for this rider, and you will be subject to certain Investment

Requirements in which 100% of your contract value must be allocated among specified subaccounts. Please see the section The Contracts - Investment Requirements in your prospectus for further information.


May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The Contracts - Surrenders and Withdrawals. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service
(IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days of the date you first receive the contract. You need to return the contract, postage prepaid, to our Servicing Office. You assume the risk of any market drop on purchase payments you allocate to the variable side of the contract. See Return Privilege.

Where may I find more information about accumulation unit values? Appendix A and B to this prospectus provide more information about accumulation unit values.



Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.

Note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to the contract fees and expenses, the yields of any subaccount investing in a money market fund may also become extremely low and possibly negative.

The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance.



Lincoln Life & Annuity Company of New York

Lincoln New York (the Company) is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. Lincoln New York is a subsidiary of The Lincoln National Life Insurance Company (Lincoln
Life). Lincoln Life is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln New York is obligated to pay all amounts promised to policy owners under the policies.


Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your contract value, such as those associated with death benefit options and Living Benefit riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of contract value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. With respect to the issuance of the contracts, Lincoln New York does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Securities Exchange Act of 1934.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other contractowner obligations.

Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.

In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.




Variable Annuity Account (VAA)
On March 11, 1999, the VAA was established as an insurance company separate account under New York law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln New York. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their subaccounts, and they offer different benefits.



Financial Statements

The December 31, 2011 financial statements of the VAA and the December 31, 2011 financial statements of Lincoln New York are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-888-868-2583.




Investments of the Variable Annuity Account
You decide the subaccount(s) to which you allocate purchase payments. There is a separate subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.


Investment Advisers


As compensation for its services to the funds, each investment adviser for each fund receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.



Certain Payments We Receive with Regard to the Funds


With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate). It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may pay us significantly more than other funds and the amount we receive may be substantial. These percentages currently range up to 0.50%, and as of the date of this prospectus, we were receiving payments from each fund family. We (or our affiliates) may profit from these payments or use these payments for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contracts and, in our role as intermediary, the funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.


The AllianceBernstein, American Century, American Funds, BlackRock, Delaware, DWS, Fidelity, Franklin Templeton, Invesco, Janus, Lincoln, MFS, PIMCO and Putnam funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans). The payment rates range up to 0.55% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.



Description of the Funds

Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.


We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.


Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Certain funds invest substantially all of their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds or master-feeder funds. Funds of funds or master-feeder structures may have higher expenses than funds that invest directly in debt or equity securities.

Certain funds may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets. The cost of these hedging strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The death benefits and Living Benefit riders offered under the contract also provide protection in the event of a market downturn. Likewise, there are additional costs associated with the death benefits and Living Benefit riders, which can limit the contract's upside participation in the markets. You should consult with your financial representative to determine which combination of investment choices and death benefit and/or rider purchases (if any) are appropriate for you.

Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.


AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.


  o Van Kampen V.I. American Franchise Fund: Long-term capital appreciation. (formerly Capital Appreciation Fund)

     This fund is not available in contracts issued on or after May 24, 2004.

  o Core Equity Fund: Long-term growth of capital.
     This fund is not available in contracts issued on or after May 24, 2004.

  o International Growth Fund: Long-term growth of capital.
     This fund is not available in contracts issued on or after May 24, 2004.


AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein,
    L.P.

  o AllianceBernstein VPS Global Thematic Growth Portfolio: Long-term growth of capital.

  o AllianceBernstein VPS Growth and Income Portfolio: Long-term growth of capital.
     This fund is not available in contracts issued on or after May 23, 2011.


  o AllianceBernstein VPS International Value Portfolio: Long-term growth of capital.
     This fund is not available in contracts issued on or after May 21, 2012.


  o AllianceBernstein VPS Large Cap Growth Portfolio: Long-term growth of capital.
     This fund is not available in contracts issued on or after June 6, 2005.

  o AllianceBernstein VPS Small/Mid Cap Value Portfolio: Long-term growth of capital.


American Century Investments Variable Products, advised by American Century Investment Management, Inc.

  o Inflation Protection Fund: Long-term total return.
     This fund is not available in contracts issued on or after November 15, 2010.


American Funds Insurance SeriesSM, advised by Capital Research and Management
    Company


  o Global Growth Fund: Long-term growth of capital.

     This fund is not available in contracts issued on or after November 15, 2010.


  o Global Small Capitalization Fund: Long-term growth of capital.
     This fund is not available in contracts issued on or after November 15, 2010.

  o Growth Fund: Growth of capital.
     This fund is not available in contracts issued on or after November 15, 2010.

  o Growth-Income Fund: Long-term growth of capital and income.

     This fund is not available in contracts issued on or after November 15, 2010.


  o International Fund: Long-term growth of capital.

     This fund is not available in contracts issued on or after November 15, 2010.


BlackRock Variable Series Funds, Inc.,advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC

  o BlackRock Global Allocation V.I. Fund: High total investment return.


Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company*

  o Diversified Income Series: Long-term total return.

  o Emerging Markets Series: Long-term capital appreciation.

  o High Yield Series: Total return and secondarily high current income. This fund is not available in contracts issued on or after November 15,
2010.

  o Limited-Term Diversified Income Series: Long-term total return.

  o REIT Series: Total return.


  o Small Cap Value Series: Total return.

  o Smid Cap Growth Series: Total return.


  o U.S. Growth Series: Long-term capital appreciation.


  o Value Series: Long-term capital appreciation.



DWS Investments VIT Funds, advised by Deutsche Investment Management Americas, Inc. and subadvised by Northern Trust Investments, Inc.

  o DWS Equity 500 Index VIP: Replicate S&P 500 (Reg. TM) Index before deduction of expenses.
     This fund is not available in contracts issued on or after June 4, 2007.

  o DWS Small Cap Index VIP: Replicate Russell 2000 (Reg. TM) Index before deduction of expenses.
     This fund is not available in contracts issued on or after June 4, 2007.


DWS Variable Series II, advised by Deutsche Investment Management Americas,
    Inc. and subadvised by RREEF America L.L.C.


  o DWS Alternative Asset Allocation VIP Portfolio: Capital appreciation; a fund of funds.
     (formerly DWS Alternative Asset Allocation Plus VIP Portfolio)



Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company and subadvised by FMR CO., Inc.

  o Contrafund (Reg. TM) Portfolio: Long-term capital appreciation.

  o Equity-Income Portfolio: Reasonable income.
     This fund is not available in contracts issued on or after June 6, 2005.

  o Growth Portfolio: Capital appreciation.

  o Mid Cap Portfolio: Long-term growth of capital.

  o Overseas Portfolio: Long-term growth of capital.
     This fund is not available in contracts issued on or after May 23, 2011.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund, the Franklin Small-Mid Cap Growth Securities Fund, and the Templeton Global Bond Securities Fund, and by Templeton Global Advisors Limited for the Templeton Growth Securities Fund, and by Franklin Mutual Advisers, LLC for the Mutual Shares Securities Fund.

  o Franklin Income Securities Fund: Maximize income.

  o Franklin Small-Mid Cap Growth Securities Fund: Long-term capital growth. This fund is not available in contracts issued on or after May 23, 2011.

  o Mutual Shares Securities Fund: Capital appreciation.

  o Templeton Global Bond Securities Fund: High current income.
     This fund is not available in contracts issued on or after June 30, 2009.

  o Templeton Growth Securities Fund: Long-term capital growth.
    (Subadvised by Templeton Asset Management Limited)
    This fund is not available in contracts issued on or after June 4, 2007.


Janus Aspen Series, advised by Janus Capital Management LLC

  o Balanced Portfolio: Long-term growth balanced by current income.
     This fund is not available in contracts issued on or after June 6, 2005.

  o Enterprise Portfolio: Long-term growth.
     This fund is not available in contracts issued on or after June 6, 2005.

  o Worldwide Portfolio: Long-term growth.
     This fund is not available in contracts issued on or after May 24, 2004.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
    Advisors Corporation.


  o LVIP American Global Growth Fund: Long-term growth of capital; a master-feeder fund.

     This fund is not available in contracts issued before November 15, 2010.


  o LVIP American Global Small Capitalization Fund: Long-term growth of capital; a master-feeder fund.

     This fund is not available in contracts issued before November 15, 2010.


  o LVIP American Growth Fund: Growth of capital; a master-feeder fund.

     This fund is not available in contracts issued before November 15, 2010.


  o LVIP American Growth-Income Fund: Long-term growth of capital and income; a master-feeder fund.

     This fund is not available in contracts issued before November 15, 2010.


  o LVIP American International Fund: Long-term growth of capital; a master-feeder fund.

     This fund is not available in contracts issued before November 15, 2010.

  o LVIP Baron Growth Opportunities Fund: Capital appreciation.
     (Subadvised by BAMCO, Inc.)


  o LVIP BlackRock Inflation Protected Bond Fund: Maximize real return.

     (Subadvised by BlackRock Financial Management, Inc.)

  o LVIP Capital Growth Fund: Capital growth.
     (Subadvised by Wellington Management)

  o LVIP Cohen & Steers Global Real Estate Fund: Total Return.
     (Subadvised by Cohen & Steers Capital Management)

  o LVIP Columbia Value Opportunities Fund: Long-term capital appreciation. (Subadvised by Columbia Management Advisors, LLC)


  o LVIP Delaware Bond Fund: Maximum current income.
     (Subadvised by Delaware Management Company)*

  o LVIP Delaware Diversified Floating Rate Fund: Total return.
     (Subadvised by Delaware Management Company)*

  o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund: Long-term capital growth.
     (Subadvised by Delaware Management Company)*
     This fund is not available in contracts issued on or after June 30, 2009.

  o LVIP Delaware Growth and Income Fund: Capital appreciation.
     (Subadvised by Delaware Management Company)*
     This fund is not available in contracts issued on or after May 23, 2011.

  o LVIP Delaware Social Awareness Fund: Capital appreciation.
     (Subadvised by Delaware Management Company)*

  o LVIP Delaware Special Opportunities Fund: Capital appreciation. (Subadvised by Delaware Management Company)*


  o LVIP Dimensional Non-U.S. Equity Fund: Capital appreciation; a fund of funds.

  o LVIP Dimensional U.S. Equity Fund: Capital appreciation; a fund of funds.

  o LVIP Dimensional/Vanguard Total Bond Fund: Total return consistent with capital appreciation.
     (formerly LVIP Total Bond Fund)


  o LVIP Global Income Fund: Current income consistent with preservation of capital.
     (Subadvised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)

  o LVIP J.P Morgan High Yield Fund: High level of current income. (Subadvised by J.P. Morgan Investment Management, Inc.)


  o LVIP Janus Capital Appreciation Fund: Long-term growth of capital. (Subadvised by Janus Capital Management LLC)

  o LVIP MFS International Growth Fund: Long-term capital appreciation. (Subadvised by Massachusetts Financial Services Company)


  o LVIP MFS Value Fund: Capital appreciation.
     (Subadvised by Massachusetts Financial Services Company)

  o LVIP Mid-Cap Value Fund: Long-term capital appreciation.
     (Subadvised by Wellington Management)

  o LVIP Mondrian International Value Fund: Long-term capital appreciation. (Subadvised by Mondrian Investment Partners Limited)

  o LVIP Money Market Fund: Current income/Preservation of capital. (Subadvised by Delaware Management Company)*


  o LVIP SSgA Bond Index Fund: Replicate Barclays Capital U.S. Aggregate Bond Index

     (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA Conservative Index Allocation Fund: Current income and growth of capital; a fund of funds.

  o LVIP SSgA Conservative Structured Allocation Fund: Current income with and of capital; a fund of funds.


  o LVIP SSgA Developed International 150 Fund: Long-term capital appreciation.

     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Emerging Markets 100 Fund: Long-term capital appreciation. (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA Global Tactical Allocation Fund: Long-term growth of capital; a fund of funds.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA International Index Fund: Replicate broad market index of non-U.S. foreign securities.
     (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA Large Cap 100 Fund: Long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA Moderate Index Allocation Fund: Current income and growth of capital; a fund of funds.

  o LVIP SSgA Moderate Structured Allocation Fund: Current income and growth of capital; a fund of funds.

  o LVIP SSgA Moderately Aggressive Index Allocation Fund: Current income and growth of capital; a fund of funds.

  o LVIP SSgA Moderately Aggressive Structured Allocation Fund: Current income and growth of capital; a fund of funds.

  o LVIP SSgA Small/Mid Cap 200 Fund: Long-term capital appreciation. (Sub-advised by SSgA Funds Management, Inc.)


  o LVIP SSgA S&P 500 Index Fund: Replicate S&P 500 Index.**

     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Small-Cap Index Fund: Replicate Russell 2000 (Reg. TM) Index. (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP T. Rowe Price Growth Stock Fund: Long-term growth of capital. (Subadvised by T. Rowe Price Associates, Inc.)

  o LVIP T. Rowe Price Structured Mid-Cap Growth Fund: Maximum capital appreciation.
     (Subadvised by T. Rowe Price Associates, Inc.)


  o LVIP Templeton Growth Fund: Long-term growth of capital.
     (Subadvised by Templeton Investment Counsel, LLC)


  o LVIP Turner Mid-Cap Growth Fund: Capital appreciation.
     (Subadvised by Turner Investment Partners)


  o LVIP Vanguard Domestic Equity ETF Fund: Capital appreciation; a fund of funds.

  o LVIP Vanguard International Equity ETF Fund: Capital appreciation; a fund of funds.

  o LVIP Wells Fargo Intrinsic Value Fund: Reasonable income by investing in income-producing equity securities.

    (Subadvised by Metropolitan West Capital Management)
     This fund is only available in contracts issued on or after June 6, 2005.


  o LVIP Protected Profile 2010 Fund: Total return with emphasis on high current income; a fund of funds.

     This fund is not available in contracts issued on or after June 30, 2009.


  o LVIP Protected Profile 2020 Fund: Total return with increased emphasis on capital preservation as target date approaches; a fund of funds.

     This fund is not available in contracts issued on or after June 30, 2009.


  o LVIP Protected Profile 2030 Fund: Total return with increased emphasis on capital preservation as target date approaches; a fund of funds.
    This fund is not available in contracts issued on or after June 30, 2009.

  o LVIP Protected Profile 2040 Fund: Total return with increased emphasis on capital preservation as target date approaches; a fund of funds.

     This fund is not available in contracts issued on or after June 30, 2009.


  o LVIP Protected Profile Conservative Fund: High current income and growth of capital; a fund of funds.
     (formerly LVIP Conservative Profile Fund)

  o LVIP Protected Profile Growth Fund: Balance between high current income and growth of capital; a fund of funds.
     (formerly LVIP Moderately Aggressive Profile Fund)

  o LVIP Protected Profile Moderate Fund: Balance between high current income and growth of capital; a fund of funds.
     (formerly LVIP Moderate Profile Fund)



MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial
    Services Company

  o Core Equity Series: Capital appreciation.
     This fund is not available in contracts issued on or after June 6, 2005.

  o Growth Series: Capital appreciation.

  o Total Return Series: Total return.
     This fund is not available in contracts issued on or after May 23, 2011.

  o Utilities Series: Total return.


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management, Inc. and subadvised by Neuberger Berman, LLC

  o Mid-Cap Growth Portfolio: Capital appreciation.
     This fund is not available in contracts issued on or after June 4, 2007.


  o Mid-Cap Intrinsic Value Portfolio: Long-term growth.
     (formerly Regency Portfolio)

     This fund is not available in contracts issued on or after June 4, 2007.

PIMCO Variable Insurance Trust, advised by PIMCO


  o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio: Maximum real return.


Putnam Variable Trust, advised by Putnam Investment Management, LLC

  o Global Health Care Fund: Capital appreciation.
     (Subadvised by Putnam Advisory Company, LLC and Putnam Investments
Limited)

     This fund is not available in contracts issued on or after May 24, 2004.


  o Growth & Income Fund: Capital growth and current income.
     (Subadvised by Putnam Investments Limited)

     This fund is not available in contracts issued on or after May 24, 2004.

* Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.


** "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", Standard & Poor's 500
   (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.



Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.


Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.

We also may:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;

 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.



Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services - See Additional Services and the SAI for more information on these programs);
 o maintaining records;
 o administering annuity payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services; and
 o furnishing telephone and electronic fund transfer services.

The risks we assume include:

 o the risk that annuitants receiving annuity payouts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);

 o the risk that lifetime payments to individuals from Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage or guaranteed withdrawals under Lincoln Lifetime IncomeSM Advantage 2.0 will exceed the contract value;

 o the risk that death benefits paid will exceed the actual contract value;
 o the risk that, if i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit or 4LATER (Reg. TM) Guaranteed Income Benefit is in effect, the required Regular Income Payments will exceed the Account Value; and

 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Deductions from the VAA



For the base contract, we apply to the average daily net asset value of the subaccounts a charge which is equal to an annual rate of:


                                           With Enhanced              Guarantee of
                                           Guaranteed Minimum         Principal Death
                                           Death Benefit (EGMDB)      Benefit (GOP)       Account Value Death Benefit
                                           -----------------------    ----------------    ----------------------------
o   Mortality and expense risk charge              1.85%                   1.60%                     1.55%
o   Administrative charge                          0.10%                   0.10%                     0.10%
                                                    ----                    ----                      ----
o   Total annual charge for each
    subaccount*                                    1.95%                   1.70%                     1.65%

* For contracts purchased before July 22, 2005, the total annual charges are as follows: EGMDB 1.65%; Guarantee of Principal 1.55% Account Value N/A.


Account Fee


During the accumulation period, we will deduct an account fee of $35 from the contract value on each contract anniversary to compensate us for the administrative services provided to you; this $35 account fee will also be deducted from the contract value upon surrender. This fee will be waived after the fifteenth contract year. The account fee will be waived for any contract with a contract value that is equal to or greater than $100,000 on the contract anniversary.

Transfer Fee

We reserve the right to charge a fee of up to $25 for the 13th and each additional transfer during any contract year, excluding automatic dollar cost averaging, portfolio rebalancing and cross-reinvestment transfers. The transfer charge will not be imposed on the first 12 transfers during the contract year.


Rider Charges

A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement.


Lincoln Lifetime IncomeSM Advantage 2.0 Charge. While this rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage 2.0. The rider charge is currently equal to an annual rate of 1.05% (0.2625% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 single life option and 1.25% (0.3125% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 joint life option. There is no additional charge for Lincoln Lifetime IncomeSM Advantage
2.0 Protected Funds over and above the charge for Lincoln Lifetime IncomeSM Advantage 2.0.


The charge is applied to the Income Base (initial purchase payment if purchased at contract issue, or contract value at the time of election) as increased for subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements, and decreased for Excess Withdrawals. We will deduct the cost of this rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each subaccount of the contract on the valuation date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base section for a discussion and example of the impact of the changes to the Income Base.


The annual rider percentage charge may increase each time the Income Base increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. An Automatic Annual Step-up is a feature that will increase the Income Base to equal the contract value on a Benefit Year anniversary if all conditions are met. The Benefit Year is a 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the step-up, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

The 5% Enhancement to the Income Base (less purchase payments received in that year) occurs if a 10-year Enhancement Period is in effect as described further in the Lincoln Lifetime IncomeSM Advantage 2.0 section. During the first ten Benefit Years an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider percentage charge but will increase the dollar amount of the charge. After the 10th Benefit Year anniversary the annual rider percentage charge may increase each time the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. If your percentage charge is increased, you may opt-out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the 5% Enhancement, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement.

The rider percentage charge will increase to the then current rider percentage charge, if after the first Benefit Year anniversary, cumulative purchase payments added to the contract, equal or exceed $100,000. You may not opt-out of this rider charge increase. See The Contracts - Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0 - Income Base.


The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.


If the contract value is reduced to zero while the contractowner is receiving a Guaranteed Annual Income, no rider charge will be deducted.

Lincoln Lifetime IncomeSM Advantage Charge. While this rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage. The rider charge is currently equal to an annual rate of 0.90% of the Guaranteed Amount (0.225% quarterly) . For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative purchase payments received after the first Benefit Year anniversary equal or exceed $100,000. See The Contracts - Lincoln Lifetime IncomeSM Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

The charge is applied to the Guaranteed Amount as increased for subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. The 200% Step-up is not available for riders purchased on or after October 5, 2009. We will deduct the cost of this rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each subaccount of the contract on the valuation date the rider charge is assessed. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln Lifetime IncomeSM Advantage Guaranteed Amount section for a discussion and example of the impact of the changes to the Guaranteed Amount.


The annual rider percentage charge may increase each time the Guaranteed Amount increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 1.50% of the Guaranteed Amount. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. This opt out will only apply for this particular Automatic Annual Step-up and is not available if additional purchase payments would cause your charge to increase (see below). You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

An increase in the Guaranteed Amount as a result of the 5% Enhancement or 200% Step-up will not cause an increase in the annual rider percentage charge but will increase the dollar amount of charge.

Once cumulative additional purchase payments into your annuity contract after the first Benefit Year equal or exceed $100,000, any additional purchase payment will potentially cause the charge for your rider to change to the current charge in effect on the next Benefit Year anniversary, but the charge will never exceed the guaranteed maximum annual charge. The new charge will become effective on the Benefit Year anniversary.

The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.


If the Guaranteed Amount is reduced to zero while the contractowner is receiving a lifetime Maximum Annual Withdrawal, no rider charge will be deducted.

As of December 31, 2010, this rider is no longer available for purchase.


4LATER (Reg. TM) Advantage Protected Funds Charge. While this rider is in effect, there is a charge for the 4LATER (Reg. TM) Advantage Protected Funds. The rider charge is currently equal to an annual rate of 1.05% (0.2625% quarterly) for the single life option and 1.25% (0.3125% quarterly) for the joint life option.

The charge is applied to the Income Base (initial purchase payment if purchased at contract issue, or contract value at the time of election) as increased for subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements and decreased for withdrawals. We will deduct the cost of this rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each subaccount of the contract on the valuation date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to the 4LATER (Reg. TM) Advantage Protected Funds Income Base section for a discussion and example of the impact of the changes to the Income Base.

The annual rate for the charge may increase each time the Income Base increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. An Automatic Annual Step-up is a feature that will increase the Income Base to equal the contract value on a Benefit Year anniversary if all conditions are met. The Benefit Year is a 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Therefore, your percentage charge could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt-out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the step-up, your current charge will remain in effect and the Income Base will be returned to the prior Income Base subject to withdrawals. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

The 5% Enhancement to the Income Base (less purchase payments received in that year) occurs if a 10-year Enhancement Period is in effect as described further in the 4LATER (Reg. TM) Advantage Protected Funds section. During the first 10 Benefit Years an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider percentage charge but will increase the dollar amount of charge. After the 10th Benefit Year anniversary the percentage charge may increase each time the Income Base increases as a result of the 5% Enhancement, but the percentage charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. If your percentage charge is increased, you may opt-out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the 5% Enhancement, your current percentage charge will remain in effect and the Income Base will be returned to the prior Income Base adjusted for withdrawals. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement.

The percentage charge will increase to the then current annual percentage charge, if after the first Benefit Year anniversary, cumulative purchase payments added to the contract equal or exceed $100,000. You may not opt-out of this rider charge increase. See the 4LATER (Reg. TM) Advantage Protected Funds
- Income Base. The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.

Lincoln SmartSecurity (Reg. TM) Advantage Charge. While this rider is in effect, there is a charge for the Lincoln SmartSecurity (Reg. TM) Advantage. The rider charge is currently equal to an annual rate of:

1) 0.65% of the Guaranteed Amount (0.1625% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option (for riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.45% to 0.65% upon the next election of a step-up of the Guaranteed Amount); or

2) 0.65% of the Guaranteed Amount (0.1625% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, single life option (and also the prior version of Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up); or

3) 0.80% of the Guaranteed Amount (0.2000% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, joint life option. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

If you purchase this rider in the future, the percentage charge will be the current charge in effect at the time of purchase. As of January 16, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up Option is no longer available for purchase.

The charge is applied to the Guaranteed Amount (initial purchase payment, if purchased at contract issue, or contract value at the time of election) as increased for subsequent purchase payments and step-ups and decreased for withdrawals. We will deduct the cost of this rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each subaccount of the contract on the valuation date the rider charge is assessed. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln SmartSecurity (Reg. TM) Advantage, Guaranteed Amount section, for a discussion and example of the impact of changes to the Guaranteed Amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary up to and including the 10th Benefit Year if conditions are met as described in the Lincoln SmartSecurity (Reg. TM) Advantage section. Additional 10-year periods of step-ups may be elected. The annual rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount within the 10-year period.

If you elect to step-up the Guaranteed Amount for another 10-year step-up period (including if we administer the step-up election for you or if you make a change from a joint life to a single life option after a death or divorce), a pro-rata deduction of the rider charge based on the Guaranteed Amount immediately prior to the step-up will be made on the valuation date of the step-up. This deduction covers the cost of the rider from the time of the previous deduction to the date of the step-up. After a contractowner's step-up, we will deduct the rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the valuation date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge of 0.95% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or 1.50% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg.
TM) Advantage - 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The rider charge will be discontinued upon the earlier of the Annuity Commencement Date, election of i4LIFE (Reg. TM) Advantage or termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider or surrender of the contract.

Rider Charge Waiver. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the rider charge may be waived. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, no rider charge waiver is available with the single life and joint life options. The earlier version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.

Whenever the above conditions are met, on each valuation date the rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this rider or on the most recent step-up date; and (2) purchase payments made after the step-up, then the quarterly rider charge will be waived. If the withdrawals have been more than 10%, then the rider charge will not be waived.

4LATER (Reg. TM) Advantage Charge. Prior to the Periodic Income Commencement Date (which is defined as the valuation date the initial Regular Income Payment under i4LIFE (Reg. TM) Advantage is determined), the annual 4LATER (Reg. TM) charge is currently 0.65% of the Income Base. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. The Income Base (an amount equal to the initial purchase payment if purchased at contract issue, or contract value at the time of election if elected after the contract effective date), as adjusted, is a value that will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The Income Base is increased for subsequent purchase payments, automatic 15% enhancements and resets, and decreased for withdrawals. An amount equal to the quarterly 4LATER (Reg. TM) rider charge multiplied by the Income Base will be deducted from the subaccounts on every third month anniversary of the later of the 4LATER (Reg.
TM) rider effective date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each subaccount on the valuation date the 4LATER (Reg. TM) rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional purchase payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a reset to the current Account Value. If you purchase 4LATER (Reg. TM) in the future, the percentage charge will be the charge in effect at the time you elect 4LATER (Reg. TM).

Upon a reset of the Income Base, a pro-rata deduction of the 4LATER (Reg. TM) rider charge based on the Income Base immediately prior to the reset will be made on the valuation date of the reset. This deduction covers the cost of the 4LATER (Reg. TM) rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER (Reg. TM) rider charge for the reset Income Base on a quarterly basis, beginning on the valuation date on or next following the three-month anniversary of the reset. At the time of the reset, the annual charge will be the current charge in effect for new purchases of 4LATER (Reg. TM) at the time of reset, not to exceed the guaranteed maximum charge of 1.50% of the Income Base. If you never elect to reset your Income Base, your 4LATER (Reg. TM) rider percentage charge will never change, although the amount we deduct will change as your Income Base changes.

Prior to the Periodic Income Commencement Date, a pro-rata amount of the 4LATER (Reg. TM) rider charge will be deducted upon termination of the 4LATER (Reg.
TM) rider for any reason other than death. On the Periodic Income Commencement Date, a pro-rata deduction of the 4LATER (Reg. TM) rider charge will be made to cover the cost of 4LATER (Reg. TM) since the previous deduction.

On or about July 2, 2012, this rider is no longer available for purchase.

i4LIFE (Reg. TM) Advantage Charge. While this rider is in effect, there is a daily charge for i4LIFE (Reg. TM) Advantage. i4LIFE (Reg. TM) Advantage is subject to a daily charge that is based on your Account Value. The initial Account Value is your contract value on the valuation date i4LIFE (Reg. TM) Advantage becomes effective, less any applicable premium taxes. During the Access Period, your Account Value on a valuation date equals the total value of all of the contractowner's accumulation units plus the contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made, as well as withdrawals. i4LIFE (Reg.
TM) Advantage provides Regular Income Payments for your life, subject to certain conditions, during two time periods: the Access Period and the Lifetime Income Period. During the Access Period, you have access to your Account Value. You select when the Access Period begins and ends at the time you elect i4LIFE (Reg. TM) Advantage. The Lifetime Income Period begins immediately after the Access Period ends. The Lifetime Income Period ends when you die (or upon the death of a Secondary Life, if any).

The annual rate of the i4LIFE (Reg. TM) Advantage charge during the Access Period is: 2.05% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 2.10% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.35% for the i4LIFE (Reg. TM) Advantage EGMDB. During the Lifetime Income Period, the charge for all death benefit options is 1.65%. This charge consists of a mortality and expense risk charge, and an administrative charge. These charges replace the Separate Account Annual Expenses for the base contract. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 and 4LATER (Reg. TM) Advantage Protected Funds pay different charges for i4LIFE (Reg. TM) Advantage. i4LIFE (Reg. TM) Advantage will become effective as of the next valuation date after we receive a completed election form in good order at our Servicing Office. We will begin deducting the charge at that time. Refer to the i4LIFE (Reg. TM) Advantage section for explanations of the Account Value, the Access Period, and the Lifetime Income Period.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit Charge. The Guaranteed Income Benefit (version 4) which is available for purchase with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.65% of the Account Value (0.50% for versions 1, 2 and 3) (single life option), which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.70% (2.55% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 2.75% (2.60% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 3.00% (2.85% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage EGMDB.

If you elect the joint life option, the charge for the Guaranteed Income Benefit (version 4) which is purchased with i4LIFE (Reg. TM) Advantage will be subject to a current annual charge of 0.85% of the Account Value which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.90% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 2.95% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 3.20% for the i4LIFE (Reg. TM) Advantage EGMDB. These charges replace the Separate Account Annual Expenses for the base contract. There is no additional charge for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds over and above the charge for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4).

The Guaranteed Income Benefit percentage charge will not change until there is an automatic step up of the Guaranteed Income Benefit (version 4) or you elect an additional step-up period (version 2 and version 3) during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus). At the time of the step-up the Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 2.00% (version 4) or 1.50% (version 2 and version 3) of the Account Value. If we automatically administer the step-up (version 4) or step-up period election (versions 2 or 3) for you and your percentage charge is increased, you may ask us to reverse the step-up or the step-up period election by giving us notice within 30 days after the date on which the step-up or the step-up period election occurred. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up or the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. For version 2 and version 3, you will have no more step-ups unless you notify us that you wish to start a new step-up period (described in the i4LIFE (Reg. TM) Advantage section of this prospectus). For version 4, future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up. Version 1 does not step-up; therefore the charge does not change.

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds. Purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds may carry over certain features of the Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds rider to elect i4LIFE (Reg. TM)Advantage with Guaranteed Income Benefit (version 4). If you make this election, then the current Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds charge will be your initial charge for i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit (version 4). This charge is in addition to the daily mortality and expense risk and administrative charge of the base contract for your death benefit option set out under Deductions of the VAA. The charges and calculations described earlier for i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit will not apply.

For purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds, the charges for i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit (version 4) are combined into a single charge that is deducted quarterly, starting with the first three-month anniversary of the effective date of i4LIFE (Reg. TM) Advantage and every three months thereafter. The current initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is equal to an annual rate of 1.05% (0.2625% quarterly) for the single life option and 1.25% (0.3125% quarterly) for the joint life option. The charge is a percentage of the greater of the Income Base (the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base less the Lincoln Lifetime IncomeSM Advantage 2.0 Guaranteed Annual Income amounts paid since the last Automatic Step-up or 4LATER (Reg. TM) Advantage Protected Funds Income Base), or the Account Value. Refer to Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds for a description of the Income Base. The total annual subaccount charges of 1.95% for the EGMDB, 1.70% for the Guarantee of Principal death benefit and 1.65% for the Account Value death benefit also apply. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds are guaranteed that in the future the guaranteed maximum initial charge for both i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit (version 4) will be the guaranteed maximum charge then in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds.

The charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds will not change until there is an automatic step-up of the Guaranteed Income Benefit (described later in the i4LIFE (Reg.
TM) Advantage section of this prospectus). At such time, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increased and 2) the charge will also increase by the percentage of any increase to the Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds current charge rate. (The Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds charge continues to be used as a factor in determining the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.) The charge rate is based upon surrender experience, mortality experience, contractowner investment experience, solvency and profit margins, and the goals and objectives of the Lincoln hedging experience. Significant changes in one or more of these categories could result in an increase in the charge. This means that the charge may change annually. The charge may also be reduced if a withdrawal above the Regular Income Payment is taken. The dollar amount of the rider charge will be reduced in the same proportion that the withdrawal reduced the Account Value. The annual dollar amount is divided by four (4) to determine the quarterly charge.

The following example shows how the initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 and 4LATER (Reg. TM) Advantage Protected Funds is calculated as well as adjustments due to increases to the Guaranteed Income Benefit (version 4) and the Lincoln Lifetime IncomeSM Advantage 2.0 charge. The example is a nonqualified contract and assumes the contractowner is 65 years old on the effective date of electing the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). Pursuant to the provisions of the Guaranteed Income Benefit (version 4) the initial Guaranteed Income Benefit is set at 4% of the Income Base based upon the contractowner's age (see Guaranteed Income Benefit (version 4) for a more detailed description). The example also assumes that the current charge for Lincoln Lifetime IncomeSM Advantage 2.0 is 1.05%. The first example demonstrates how the initial charge is determined for an existing contract with an Account Value and Income Base. (The same calculation method applies to purchasers of 4LATER (Reg. TM) Advantage Protected Funds except for the different initial Guaranteed Income Benefit rates set forth in the Guaranteed Income Benefit (version 4) description later in this prospectus.)





  1/1/10   Initial i4LIFE (Reg. TM) Advantage Account Value    $100,000

  1/1/10   Income Base as of the last valuation date under Lincoln Lifetime IncomeSM              $ 125,000
           Advantage 2.0
  1/1/10   Initial Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit    $1,312.50
           (version 4) ($125,000 * 1.05% current charge for Lincoln Lifetime IncomeSM
           Advantage 2.0) (charge is assessed against the Income Base since it is larger than the Account Value)
  1/2/10   Amount of initial i4LIFE (Reg. TM) Advantage Regular Income Payment (an example of     $   5,066
           how the Regular Income Payment is calculated is shown in the SAI)
  1/2/10   Initial Guaranteed Income Benefit (4% * $125,000 Income Base)                          $   5,000



The next example shows how the charge will increase if the Guaranteed Income Benefit is stepped up to 75% of the Regular Income Payment.





  1/2/11   Recalculated Regular Income Payment (due to market gain in Account Value)               $   6,900
  1/2/11   New Guaranteed Income Benefit (75% * $6,900 Regular Income Payment)                     $   5,175
  1/2/11   Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version    $1,358.44
           4) ($1,312.50 * ($5,175/$5,000)) Prior charge * [ratio of increased
           Guaranteed Income Benefit to prior Guaranteed Income Benefit]



If the Lincoln Lifetime IncomeSM Advantage 2.0 charge has also increased, subject to a maximum charge of 2.00%, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) charge will increase upon a step-up. (The Lincoln Lifetime IncomeSM Advantage 2.0 charge continues to be used in the calculation of the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.)



Continuing the above example:




  1/2/11   Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version    $1,358.44
              4)
  1/2/12   Recalculated Regular Income Payment (due to Account Value increase)                     $   7,400
  1/2/12   New Guaranteed Income Benefit (75% * $7,400 Regular Income Payment)                     $   5,550
           Assume the Lincoln Lifetime IncomeSM Advantage 2.0 charge increases from
           1.05% to 1.15%.
  1/2/12   Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit             $1,595.63
           ($1,358.44 * ($5,550/$5,175) * (1.15%/1.05%))


The new annual charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is $1,595.63 which is equal to the current annual charge of $1,358.44 multiplied by the percentage increase of the Guaranteed Income Benefit ($5,550/$5,175) times the percentage increase to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge (1.15%/1.05%).


If the Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds percentage charge is increased, we will notify you in writing. You may contact us in writing or at the telephone number listed on the first page of this prospectus to reverse the step-up within 30 days after the date on which the step-up occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. If the Guaranteed Income Benefit increased due to the step-up we would decrease the Guaranteed Income Benefit to the Guaranteed Income Benefit in effect before the step-up occurred, reduced by any Excess Withdrawals. Future step-ups as described in the rider would continue.

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, i4LIFE (Reg. TM) Advantage will also be terminated and the i4LIFE (Reg. TM) Advantage and Guaranteed Income Benefit charge will cease.

i4LIFE (Reg. TM) Advantage with 4LATER (Reg. TM) Guaranteed Income Benefit Charge for purchasers who previously purchased 4LATER (Reg. TM) Advantage. The 4LATER (Reg. TM) Guaranteed Income Benefit for purchasers who previously purchased 4LATER (Reg. TM) Advantage is subject to a current annual charge of 0.65% of the Account Value, which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.70% for the i4LIFE (Reg. TM) Account Value death benefit; 2.75% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 3.00% for the EGMDB. (For riders purchased before January 20, 2009, the current annual percentage charge is 0.50%, but will increase to 0.65% upon the next election to reset the Income Base.) These charges apply only during the i4LIFE (Reg. TM) Advantage payout phase.

On and after the Periodic Income Commencement Date, the 4LATER (Reg. TM) Guaranteed Income Benefit charge will be added to the i4LIFE (Reg. TM) charge as a daily percentage of average Account Value. This is a change to the calculation of the 4LATER (Reg. TM) charge because after the Periodic Income Commencement Date, when the 4LATER (Reg. TM) Guaranteed Income Benefit is established, the Income Base is no longer applicable. The percentage 4LATER (Reg. TM) charge is the same immediately before and after the Periodic Income Commencement Date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the Periodic Income Commencement Date and then multiplied by the average daily Account Value after the Periodic Income Commencement Date.

After the Periodic Income Commencement Date, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will not change unless the contractowner elects additional 15-year step-up periods during which the 4LATER (Reg. TM) Guaranteed Income Benefit (described later) is stepped-up to 75% of the current Regular Income Payment. At the time you elect a new 15-year step-up period, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of Account Value.

After the Periodic Income Commencement Date, if the 4LATER (Reg. TM) Guaranteed Income Benefit is terminated, the 4LATER (Reg. TM) Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.


Guaranteed Income Benefit Charge for Lincoln Lifetime IncomeSM Advantage purchasers. For purchasers of Lincoln Lifetime IncomeSM Advantage who terminate their rider and purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (version 2 or 3 as stated in your rider), the Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.50% of the Account Value, which is added to the i4LIFE (Reg.
TM)Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.55% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 2.60% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.85% for the i4LIFE (Reg. TM) Advantage EGMDB.

Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed that in the future the guaranteed maximum charge for the Guaranteed Income Benefit will be the guaranteed maximum charge then in effect at the time that they purchase the Lincoln Lifetime IncomeSM Advantage.


The Guaranteed Income Benefit percentage charge will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later). At the time you elect a new step-up period, the percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your percentage charge is increased, you may ask us to reverse the step-up period election by giving us notice within 30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up period election occurred. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus).

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.



Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 3.5%. Currently, there is no premium tax levied for New York residents.


Other Charges and Deductions

The mortality and expense risk and administrative charge of 1.40% of the value in the VAA will be assessed on all variable annuity payouts (except for the i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.


There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.


Additional Information

The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,

 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.



The Contracts

Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the Contracts.


When a completed application and all other information necessary for processing a purchase order is received in good order at our Servicing Office, an initial purchase payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial purchase payment to your agent, we will not begin processing your purchase order until we receive the application and initial purchase payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the purchase payment will be returned immediately. Once the application is complete, we will allocate your initial purchase payment within two business days.



Who Can Invest

To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the contractowner, joint owner and annuitant must be under age 86. Certain death benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a purchase payment and/or freeze a contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or death benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the contractowner, and held in that account until instructions are received from the appropriate regulator.

Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The contract may not be resold, traded on any stock exchange, or sold on any secondary market.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.


Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Purchase Payments


You may make purchase payments to the contract at any time, subject to certain conditions. You are not required to make any additional purchase payments after the initial purchase payment. There may be some restrictions on making additional purchase payments if you purchased a Living Benefit rider. See the Living Benefit Riders section of this prospectus for additional information. The minimum initial purchase payment is $10,000. The minimum annual amount for additional purchase payments is $300. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a purchase payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the purchase payment to you. Purchase payments totaling $2 million or more are subject to Home Office approval. We may surrender your contract in accordance with New York law, if your contract value drops below $2,000 for any reason, including if your contract value drops due to the performance of the subaccounts you selected. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit riders. Purchase payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the contract, or the death of the contractowner, whichever comes first. Upon advance written notice, we reserve the right to limit purchase payments made to the contract.



Persistency Credits


For contracts purchased on or after November 14, 2011, contractowners will receive a persistency credit on a quarterly basis after the twelfth contract anniversary. For contracts purchased on or after June 6, 2005 and prior to November 14, 2011 (or later in those states that have not approved the contract changes), contractowners will receive a persistency credit on a quarterly basis after the seventh contract anniversary. The amount of the persistency credit is calculated by multiplying the contract value, less any purchase payments that have not been invested in the contract for at least twelve years (seven years for contracts purchased on or after June 6, 2005 and prior to November 14,
2011) by 0.10%. This persistency credit will be allocated to the variable subaccounts and the fixed accounts in proportion to the contract value in each variable subaccount and fixed account at the time the persistency credit is paid into the contract.

There is no additional charge to receive this persistency credit, and in no case will the persistency credit be less than zero. The amount of any persistency credit received will be noted on your quarterly statement. Confirmation statements for each individual transaction will not be issued.



Valuation Date

Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.


Allocation of Purchase Payments

Purchase payments allocated to the variable account are placed into the VAA's subaccounts, according to your instructions. You may also allocate purchase payments in the fixed account, if available.


The minimum amount of any purchase payment which can be put into any one subaccount is $20. The minimum amount of any purchase payment which can be put into a Guaranteed Period of the fixed account is $2,000, subject to state approval.


If we receive your purchase payment from you or your broker-dealer in good order at our Servicing Office prior to 4:00 p.m., New York time, we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If we receive your purchase payment in good order at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. If you submit your purchase payment to your representative, we will generally not begin processing the purchase payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your purchase payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your purchase payment to us, and your purchase payment was placed with your broker-dealer prior to 4:00 p.m., New York time, then we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If your purchase payment was placed with your broker-dealer at or after 4:00 p.m. New York time, then we will use the accumulation unit value computed on the next valuation date.

The number of accumulation units determined in this way is not impacted by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


Valuation of Accumulation Units

Purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2. The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period. Contracts with different features have different daily charges, and therefore, will have different corresponding accumulation unit values on any given day. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.



Transfers On or Before the Annuity Commencement Date

After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one subaccount to another. A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received. Currently, there is no charge to you for a transfer. However, we reserve the right to impose a $25 fee for transfers after the first 12 times during a contract year. Transfers are limited to twelve (12) (within and/or between the variable and fixed subaccounts) per contract year unless otherwise authorized by Lincoln New York. Lincoln New York reserves the right to require a 30 day minimum time period between each transfer. Transfers made as a part of an automatic transfer program will not be counted against these twelve transfers.

The minimum amount which may be transferred between subaccounts is $300 (or the entire amount in the subaccount, if less than $300). If the transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total balance of the subaccount.

A transfer request may be made to our Servicing Office using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the contractowner on the next valuation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Servicing Office.

Requests for transfers will be processed on the valuation date that they are received when they are received in good order at our Servicing Office before the end of the valuation date (normally 4:00 p.m. New York time). If we receive a transfer request in good order at or after 4:00p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.

If your contract offers a fixed account, you may also transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the subaccount if less than $2,000. However, if a transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total amount to the fixed side of the contract.


Because of these restrictions, it may take several years to transfer all of the contract value in the fixed accounts to the variable subaccounts. You should carefully consider whether the fixed account meets your investment criteria.


Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.


Market Timing


Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may affect other contractowners or fund shareholders.


In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among subaccounts. While we reserve the right to enforce these policies and procedures, contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.


Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccount to subaccount to comply with specific fund policies and procedures.


We may increase our monitoring of contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same contractowner if that contractowner has been identified as a market timer. For each contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.


Once a contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the contractowner in writing that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the contract year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that contractowner's particular transfers.


Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of contractowners determined to be engaged in such transfer activity that may adversely affect other contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all contractowners. An exception for any contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all contractowners or as applicable to all contractowners investing in underlying funds.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date


You may transfer all or a portion of your investment in one subaccount to another subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per contract year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment. Once elected, the fixed annuity payment is irrevocable.

These provisions also apply during the i4LIFE (Reg. TM) Advantage Lifetime Income Period. See i4LIFE (Reg. TM) Advantage.



Ownership

The owner on the date of issue will be the person or entity designated in the contract specifications. If no owner is designated, the annuitant(s) will be the owner. The owner may name a joint owner.


As contractowner, you have all rights under the contract. According to New York law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Assignments may have an adverse impact on any death benefits or Living Benefits in this product. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.



Joint Ownership

If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.


Annuitant


The following rules apply prior to the Annuity Commencement Date. You may name only one annuitant [unless you are a tax-exempt entity, then you can name two joint annuitants]. You (if the contractowner is a natural person) have the right to change the annuitant at any time by notifying us of the change, however we reserve the right to approve all annuitant changes. This may not be allowed if certain riders are in effect. The new annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the death benefits or living benefits. See The Contracts - Death Benefit. A contingent annuitant may be named or changed by notifying us in writing. Contingent annuitants are not allowed on contracts owned by non-natural owners. On or after the Annuity Commencement Date, the annuitant or joint annuitants may not be changed and contingent annuitant designations are no longer applicable.



Surrenders and Withdrawals


Before the Annuity Commencement Date, we will allow the surrender of the contract or a withdrawal of the contract value upon your written request on an approved Lincoln distribution request form (available from the Servicing Office), subject to the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date depend on the annuity payout option selected.


The amount available upon surrender/withdrawal is the contract value less any applicable fees and taxes at the end of the valuation period during which the written request for surrender/withdrawal is received in good order at the Servicing office. If we receive a surrender or withdrawal request in good order at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total contract value. Surrenders and withdrawals from the fixed account may be subject to an interest adjustment. See Fixed side of the contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Servicing office. The payment may be postponed as permitted by the 1940 Act.


As of January 17, 2012, we will no longer offer SecureLine (Reg. TM) for withdrawals or surrenders. SecureLine (Reg. TM) is an interest bearing account established from the proceeds payable on a policy or contract administered by us. We will, however, continue to offer SecureLine (Reg. TM) for death benefit proceeds. Please see the General Death Benefit Information section in this prospectus for more information about SecureLine (Reg. TM).


The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal Tax Matters - Taxation of Withdrawals and Surrenders.

Additional Services

These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one after appropriate notice to contractowners. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Servicing Office. For further detailed information on these services, please see Additional Services in the SAI.


Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable subaccounts into the variable subaccounts on a monthly basis or in accordance with other terms we make available.

You may elect to participate in the DCA program at the time of application or at anytime before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged is $1,500 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the Annuity Commencement Date;
 o the value of the amount being DCA'd is depleted; or

 o you cancel the program by written request or by telephone if we have your telephone authorization on file.


We reserve the right to restrict access to this program at any time.


A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional purchase payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional purchase payments will be credited with interest at the standard DCA rate at the time. If you cancel the DCA program, your remaining contract value in the DCA program will be allocated to the variable subaccounts according to your allocation instructions. We reserve the right to discontinue or modify this program at any time. DCA does not assure a profit or protect against loss.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your contract value. Withdrawals under AWS are subject to applicable Interest Adjustments. See Fixed Side of the Contract - Interest Adjustment.


The cross-reinvestment service automatically transfers the contract value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals. You specify the applicable subaccounts, the baseline amount and the interval period.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.

Only one of the three additional services (DCA, cross-reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross-reinvestment running simultaneously.


Asset Allocation Models

The asset allocation models discussed below are not available for contracts purchased on or after November 15, 2010.

Your registered representative may discuss asset allocation models with you to assist you in deciding how to allocate your purchase payments among the various subaccounts and/or the fixed account. The models listed below were designed and prepared by the Company, in consultation with SSgA Funds Management, Inc., for use by Lincoln Financial Distributors, Inc., (LFD) the principal underwriter of the contracts. LFD provides models to broker dealers who may offer the models to their own clients. The models do not constitute investment advice and you should consult with your broker dealer representative to determine whether you should utilize a model or which model is suitable for you based upon your goals, risk tolerance and time horizon.

Each model invests different percentages of contract value in some or all of the LVIP subaccounts currently available within your annuity contract. If you select an asset allocation model, 100% of your contract value (and any additional purchase payments you make) will be allocated among certain subaccounts in accordance with the model's asset allocation strategy. You may not make transfers among the subaccounts. We will deduct any withdrawals you make from the subaccounts in the asset allocation model on a pro rata basis. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in the contract at any time.

Each of the asset allocation models seeks to meet its investment objective while avoiding excessive risk. The models also strive to achieve diversification among asset classes in order to help reduce volatility and boost returns over the long-term. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive strategy, these models are probably not appropriate for you.

The asset allocation models are intended to provide a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.

In order to maintain the model's specified subaccount allocation percentages, you agree to be automatically enrolled in and you thereby authorize us to automatically rebalance your contract value on a quarterly basis based upon your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each allocation. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.



The models are static asset allocation models. This means that they have fixed allocations made up of underlying funds that are offered within your contract and the percentage allocations will not change over time. Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you desire to change your contract value or purchase payment allocation or percentages to reflect a revised or different model, you must submit new allocation instructions to us. You may terminate a model at any time. There is no charge from Lincoln for participating in a model.


The election of certain Living Benefit riders may require that you allocate purchase payments in accordance with Investment Requirements that may be satisfied by choosing an asset allocation model. Different requirements and/or restrictions may apply under the individual rider. See The Contracts - Investment Requirements.


The models are as follows:

 o The Lincoln SSgA Conservative Index Model is composed of specified underlying subaccounts representing a target allocation of approximately
   40% in three equity subaccounts and 60% in one fixed income subaccount.
   This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes index funds exclusively.
   This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Moderate Index Model is composed of specified underlying subaccounts representing a target allocation of approximately 60% in three equity subaccounts and 40% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Moderately Aggressive Equity Index Model (formerly known as the Lincoln SSgA Moderately Aggressive Index Model) is composed of specified underlying subaccounts representing a target allocation of approximately 80% in three equity subaccounts and 20% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued after June 30, 2009.
 o The Lincoln SSgA Moderately Aggressive Index Model is composed of specified underlying subaccounts representing a target allocation of approximately
   70% in three equity subaccounts and 30% in one fixed income subaccount.
   This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Aggressive Index Model is composed of specified underlying subaccounts representing a target allocation of approximately 90% in three equity subaccounts and 10% in one fixed income subaccount. This model seeks long term growth of capital. The model utilizes index funds exclusively. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Structured Conservative Model is composed of specified underlying subaccounts representing a target allocation of approximately
   40% in seven equity subaccounts and 60% in one fixed income subaccount.
   This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Structured Moderate Model is composed of specified underlying subaccounts representing a target allocation of approximately
   60% in seven equity subaccounts and 40% in one fixed income subaccount.
   This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Structured Moderately Aggressive Equity Model (formerly known as the Lincoln SSgA Structured Moderately Aggressive Model) is composed of specified underlying subaccounts representing a target allocation of approximately 80% in seven equity subaccounts and 20% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued after June 30, 2009.

 o The Lincoln SSgA Structured Moderately Aggressive Model is composed of specified underlying subaccounts representing a target allocation of approximately 70% in seven equity subaccounts and 30% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.
 o The Lincoln SSgA Structured Aggressive Model is composed of specified underlying subaccounts representing a target allocation of approximately 90% in seven equity subaccounts and 10% in one fixed income subaccount. This model seeks long term growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. This model is not available for contracts issued on or after November 15, 2010.

Your registered representative will have more information on the specific investments of each model.

Franklin Templeton Founding Investment Strategy: Through the Franklin Templeton Founding Investment Strategy you may allocate purchase payments and/or contract values to three underlying funds as listed below. This is not an asset allocation model. If you choose to follow this strategy you will invest 100% of your contract value according to the strategy. You may invest in any of the three funds without adopting the strategy. Upon selection of this program you agree to be automatically enrolled in portfolio rebalancing and authorize us to automatically rebalance your contract value on a quarterly basis in accordance with the strategy. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each allocation. You may terminate the strategy at any time and reallocate your contract value to other investment options. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.



         o FTVIPT Franklin Income Securities        34% of contract value
         o FTVIPT Mutual Shares Securities          33% of contract value
         o LVIP Templeton Growth Fund               33% of contract value

Death Benefit


The chart below provides a brief overview of how the death benefit proceeds will be distributed if death occurs prior to i4LIFE (Reg. TM) Advantage elections or prior to the Annuity Commencement Date. Refer to your contract for the specific provisions applicable upon death.




 UPON DEATH OF:    AND...
contractowner     There is a surviving joint owner
 contractowner     There is no surviving joint owner
contractowner     There is no surviving joint owner
                  and the beneficiary predeceases the
                  contractowner
 annuitant         The contractowner is living
annuitant         The contractowner is living
 annuitant**       The contractowner is a trust or other
                  non-natural person



 UPON DEATH OF:    AND...                                 DEATH BENEFIT PROCEEDS PASS TO:
contractowner     The annuitant is living or deceased    joint owner
 contractowner     The annuitant is living or deceased    designated beneficiary
contractowner     The annuitant is living or deceased    contractowner's estate
 annuitant         There is no contingent annuitant       The youngest contractowner
                                                         becomes the contingent annuitant
                                                         and the contract continues. The
                                                         contractowner may waive* this
                                                         continuation and receive the death
                                                         benefit proceeds.
annuitant         The contingent annuitant is living     contingent annuitant becomes the
                                                         annuitant and the contract continues
 annuitant**       No contingent annuitant allowed        designated beneficiary
                  with non-natural contractowner


* Notification from the contractowner to select the death benefit proceeds must be received within 75 days of the death of the annuitant.

** Death of annuitant is treated like death of the contractowner.



If the contractowner (or a joint owner) or annuitant dies prior to the Annuity Commencement Date, a death benefit may be payable. You can choose the death benefit. Only one death benefit may be in effect at any one time and this death benefit terminates if you elect i4LIFE (Reg. TM) Advantage or elect any other annuitization option. Generally, the more expensive the death benefit the greater the protection.


You should consider the following provisions carefully when designating the beneficiary, annuitant, any contingent annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the death benefit or other amount paid upon a contractowner's or annuitant's death.

You may designate a beneficiary during your lifetime and change the beneficiary by filing a written request with our Servicing Office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary.

Upon the death of the contractowner, a death benefit will be paid to the beneficiary. Upon the death of a joint owner, the death benefit will be paid to the surviving joint owner. If the contractowner is a corporation or other non-individual (non-natural person), the death of the annuitant will be treated as death of the contractowner.

If an annuitant who is not the contractowner or joint owner dies, then the contingent annuitant, if named, becomes the annuitant and no death benefit is payable on the death of the annuitant. If no contingent annuitant is named, the contractowner (or younger of joint owners) becomes the annuitant. Alternatively, a death benefit may be paid to the contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this death benefit must be received by us within 75 days of the death of the annuitant. The contract terminates when any death benefit is paid due to the death of the annuitant.

Only the contract value as of the valuation date we approve the payment of the death claim is available as a death benefit if a contractowner, joint owner or annuitant was added or changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior contractowner, joint owner or annuitant. If your contract value equals zero, no death benefit will be paid.


Account Value Death Benefit. Contractowners who purchase their contracts on or after July 22, 2005 may select the Account Value Death Benefit. If you elect the Account Value Death Benefit contract option, we will pay a death benefit equal to the contract value on the valuation date the death benefit is approved by us for payment. No additional death benefit is provided. Once you have selected this death benefit option, it cannot be changed. (Your contract may refer to this benefit as the Contract Value Death Benefit.)


Guarantee of Principal Death Benefit. If you do not select a death benefit, the Guarantee of Principal Death Benefit will apply to your contract. If the Guarantee of Principal Death Benefit is in effect, the death benefit will be equal to the greater of:
 o The current contract value as of the valuation date we approve the payment of the claim; or
 o The sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value (withdrawals less than or equal to the Guaranteed Annual Income amount under the Lincoln Lifetime IncomeSM Advantage 2.0 rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all purchase payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 and The Contracts - Lincoln Lifetime IncomeSM Advantage).


In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (an interest adjustment for example) and premium taxes, if any.


For contracts issued on or after July 22, 2005, you may discontinue the Guarantee of Principal Death Benefit by completing the Death Benefit Discontinuance form and sending it to our Servicing Office. The benefit will be discontinued as of the valuation date we receive the request and the Account Value Death Benefit will apply. We will deduct the charge for the Account Value Death Benefit as of that date. See Charges and Other Deductions.

Enhanced Guaranteed Minimum Death Benefit (EGMDB). If the EGMDB is in effect, the death benefit paid will be the greatest of:
 o The current contract value as of the valuation date we approve the payment of the claim; or
 o the sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value (withdrawals less than or equal to the Guaranteed Annual Income amount under the Lincoln Lifetime IncomeSM Advantage 2.0 rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all purchase payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 and The Contracts - Lincoln Lifetime IncomeSM Advantage); or
 o the highest contract value which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the death of the contractowner, joint owner (if applicable) or annuitant for whom the death claim is approved for payment. The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the contract value.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal and premium taxes, if any.

The EGMDB is not available under contracts issued to a contractowner, or joint owner or annuitant, who is age 80 or older at the time of issuance.


You may discontinue the EGMDB at any time by completing the Death Benefit Discontinuance form and sending it to our Servicing Office. The benefit will be discontinued as of the valuation date we receive the request, and the Guarantee of Principal Death Benefit will apply, or, if your contract was purchased on or after July 22, 2005 (or later in some states) you may instead choose the Account Value Death Benefit. We will deduct the applicable charge for the new death benefit as of that date. See Charges and Other Deductions.


General Death Benefit Information


Only one of these death benefit elections may be in effect at any one time. This election terminates if you elect i4LIFE (Reg. TM) Advantage (which provides a death benefit) or if you elect an annuitization option.


If there are joint owners, upon the death of the first contractowner, we will pay a death benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole contractowner. Upon the death of the spouse who continues the contract, we will pay a death benefit to the designated beneficiary(s).

If the beneficiary is the spouse of the contractowner, then the spouse may elect to continue the contract as the new contractowner. Pursuant to the Federal Defense of Marriage Act, same-sex marriages are not recognized for purposes of federal law. Therefore, the favorable tax treatment provided by federal tax law to an opposite-sex spouse is not available to a same-sex spouse. Same-sex spouses should consult a tax advisor prior to purchasing annuity products that provide benefits based upon status as a spouse, and prior to exercising any spousal rights under an annuity. Should the surviving spouse elect to continue the contract, a portion of the death benefit may be credited to the contract. Any portion of the death benefit that would have been payable (if the contract had not been continued) that exceeds the current contract value on the date the surviving spouse elects to continue will be added to the contract value. If the contract is continued in this way, the death benefit in effect at the time the beneficiary elected to continue the contract will remain as the death benefit.

The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in good order. To be in good order, we require all the following:


1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and


2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:
 o If any beneficiary dies before the contractowner, that beneficiary's interest will go to any other beneficiaries named, according to their respective interests; and/or
 o If no beneficiary survives the contractowner, the proceeds will be paid to the contractowner's estate.

If the beneficiary is a minor, court documents appointing the guardian/custodian may be required.

Unless the contractowner has already selected a settlement option, the beneficiary may choose the method of payment of the death benefit. The death benefit payable to the beneficiary or joint owner must be distributed within five years of the contractowner's date of death unless the beneficiary begins receiving within one year of the contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the beneficiary's life expectancy.

Upon the death of the annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If the death benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an annuity payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

In the case of a death of one of the parties to the annuity contract, if the recipient of the death benefit has elected a lump sum settlement and the death benefit is over $10,000, the proceeds will be placed into a SecureLine (Reg.
TM) account in the recipient's name as the owner of the account. SecureLine (Reg. TM) is a service we offer to help the recipient manage the death benefit proceeds. With SecureLine (Reg. TM), an interest bearing account is established from the proceeds payable on a policy or contract administered by us. The recipient is the owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's SecureLine (Reg.
TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in our general account. The interest rate offered with a SecureLine (Reg.
TM) account is not necessarily that credited to the fixed account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.



Investment Requirements


Riders purchased prior to January 20, 2009. Contractowners who purchased the Lincoln Lifetime IncomeSM Advantage rider from December 15, 2008 through January 19, 2009 will be subject to Investment Requirements as set forth in your contract.

Riders purchased on or after January 20, 2009 and prior to June 30, 2009. Contractowners who have elected the Lincoln Lifetime IncomeSM Advantage 2.0 rider, Guaranteed Income Benefit (version 4) under i4LIFE (Reg. TM) Advantage, as well as contractowners who have elected Lincoln Lifetime IncomeSM Advantage rider or the Guaranteed Income Benefit (version 3) under i4LIFE (Reg. TM) Advantage since January 20, 2009 or have elected the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 2), Lincoln SmartSecurity (Reg. TM) Advantage, or 4LATER (Reg. TM) Advantage as of June 30, 2009 are subject to the following Investment Requirements on the investments in their contracts.

We have divided the subaccounts of your contract into two groups. We will specify the minimum or maximum percentages of your contract value (includes Account Value if i4LIFE (Reg. TM) Advantage is in effect) that must be in each group at the time you purchase the rider. In addition, you may allocate your contract value and purchase payments in accordance with certain asset allocation models. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some subaccounts are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.


You can select the percentages of contract value to allocate to individual subaccounts within each group, but the total investment for all subaccounts in a group must comply with the specified minimum or maximum percentages for that group.


In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your contract value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your contract value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation.



At this time, the subaccount groups are as follows:




Group 1                                               Group 2
Investments must be at least 30% of contract value    Investments cannot exceed 70% of contract value or Account Value if
                                                      i4LIFE (Reg. TM)
or Account Value if i4LIFE (Reg. TM) Advantage with   Advantage with Guaranteed Income Benefit is in effect
                                                      --------------------------------------------------------------------------
Guaranteed Income Benefit is in effect
-----------------------------------------------------
1. American Century VP Inflation Protection Fund      All other subaccounts except as described below.
2. Delaware VIP Diversified Income Series
3. Delaware VIP Limited-Term Diversified Income
Series
4. FTVIPT Templeton Global Bond Securities Fund
5. LVIP BlackRock Inflation Protected Bond Fund
6. LVIP Delaware Bond Fund
7. LVIP Delaware Diversified Floating Rate Fund
8. LVIP Dimensional/Vanguard Total Bond Fund
9. LVIP Global Income Fund
10. LVIP SSgA Bond Index Fund



To satisfy these Investment Requirements, you may allocate 100% of your contract value or Account Value under i4LIFE (Reg. TM) Advantage among the subaccounts on the following list; however, if you allocate less than 100% of contract value or Account Value under i4LIFE (Reg. TM) Advantage to or among these subaccounts, then these subaccounts will be considered as part of Group 1 or 2 above, as applicable, and you will be subject to the Group 1 or 2 restrictions. The DWS Alternative Asset Allocation VIP Portfolio, the PIMCO VIT CommodityRealReturn (Reg. TM) Strategy, the LVIP SSgA Emerging Markets 100 Fund, the AllianceBernstein VPS Global Thematic Growth Portfolio, the Delaware VIP REIT Series and the Delaware VIP Emerging Markets Series and the Franklin Templeton Founding Investment Strategy are not available with these riders. The fixed account is only available for dollar cost averaging.


oAmerican Century VP Inflation Protection oBlackRock Global Allocation VI Fund oDelaware VIP Diversified Income Series oDelaware VIP Limited-Term Diversified Income Series oFTVIPT Franklin Income Securities Fund oFTVIPT Templeton Global Bond Securities Fund oLVIP BlackRock Inflation Protected Bond Fund oLVIP Delaware Bond Fund

oLVIP Delaware Diversified Floating Rate Fund oLVIP Dimensional/Vanguard Total Bond Fund

oLVIP Global Income Fund
oLVIP SSgA Bond Index Fund
oLVIP SSgA Global Tactical Allocation Fund

oLVIP SSgA Conservative Index Allocation Fund oLVIP SSgA Conservative Structured Allocation Fund oLVIP SSgA Moderate Index Allocation Fund oLVIP SSgA Moderate Structured Allocation Fund oLVIP SSgA Moderately Aggressive Index Allocation Fund

oLVIP SSgA Moderately Aggressive Structured Allocation Fund

oLVIP Protected Profile 2010 Fund

oLVIP Protected Profile 2020 Fund
oLVIP Protected Profile Conservative Fund oLVIP Protected Profile Growth Fund oLVIP Protected Profile Moderate Fund

oMFS VIT Total Return Series

To satisfy these Investment Requirements, contract value can be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. 100% of the contract value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model and Lincoln SSgA Moderately Aggressive Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate contract value among Group 1 or Group 2 subaccounts as described above.


Riders purchased on or after June 30, 2009. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds or 4LATER (Reg. TM) Advantage Protected Funds, you must allocate 100% of your contract value among one or more of the following subaccounts only: LVIP Protected Profile Conservative Fund, LVIP Protected Profile Growth Fund, LVIP Protected Profile Moderate Fund, LVIP Delaware Bond Fund and LVIP SSgA Bond Index Fund. You must comply with the Investment Requirements during the period of time you own the rider (the minimum time period for ownership is specified under the Termination section of each rider). If you do not wish to adhere to the Investment Requirements after the minimum time period of ownership has expired, you must terminate your rider. See the Termination section applicable to your rider for more information. Contractowners who have elected the Lincoln Lifetime IncomeSM Advantage 2.0 rider, the Lincoln Lifetime IncomeSM Advantage rider, the Guaranteed Income Benefit (versions 4, 3, or 2) under i4LIFE (Reg. TM) Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage on or after June 30, 2009 will be subject to the following Investment Requirements on the investments in their contracts.

We have divided the subaccounts of your contract into three groups. We will specify the minimum or maximum percentages of your contract value (includes Account Value if i4LIFE (Reg. TM) Advantage is in effect) that must be in each group at the time you purchase the rider. In addition, you may allocate your contract value and purchase payments in accordance with certain asset allocation models. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some subaccounts are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.

You can select the percentages of contract value to allocate to individual subaccounts within each group, but the total investment for all subaccounts in a group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your contract value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your contract value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation.



At this time, the subaccount groups are as follows:



Group 1   Group 2

Investments must be at least 30% of contract value    Investments cannot exceed 70% of contract value or Account Value if
                                                      i4LIFE (Reg. TM)
or Account Value if i4LIFE (Reg. TM) Advantage with   Advantage with Guaranteed Income Benefit is in effect
                                                      --------------------------------------------------------------------------
Guaranteed Income Benefit is in effect
-----------------------------------------------------
1. American Century VP Inflation Protection Fund      All other subaccounts except as described below.
2. Delaware VIP Diversified Income Series
3. Delaware VIP Limited-Term Diversified Income
Series
4. FTVIPT Templeton Global Bond Securities Fund
5. LVIP BlackRock Inflation Protected Bond Fund
6. LVIP Delaware Bond Fund
7. LVIP Delaware Diversified Floating Rate Fund
8. LVIP Dimensional/Vanguard Total Bond Fund
9. LVIP Global Income Fund
10. LVIP SSgA Bond Index Fund





Group 3
Investments cannot exceed 10% of contract value or
Account Value if i4LIFE (Reg. TM) with Guaranteed Income
Benefit is in effect
---------------------------------------------------------
1. AllianceBernstein VPS Global Thematic Growth
Portfolio
2. Delaware VIP Emerging Markets Series
3. Delaware VIP REIT Series
4. DWS Alternative Asset Allocation VIP Portfolio
5. LVIP SSgA Emerging Markets 100 Fund
6. LVIP Cohen & Steers Global Real Estate Fund
7. MFS VIT Utilities Series



To satisfy these Investment Requirements, you may allocate 100% of your contract value or Account Value under i4LIFE (Reg. TM) Advantage to or among the subaccounts listed below, as an alternative. If you allocate less than 100% of contract value or Account Value under i4LIFE (Reg. TM) Advantage to or among these subaccounts, then the subaccounts listed below that are also listed in Group 1 will be subject to Group 1 restrictions.* Any remaining subaccounts listed below that are not listed in Group 1 will fall into Group 2 and will be subject to Group 2 restrictions. The PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio is not available with these riders. The fixed account is only available for dollar cost averaging.

oAmerican Century VP Inflation Protection*

oBlackRock Global Allocation VI Fund

oDelaware VIP Diversified Income Series* oDelaware VIP Limited-Term Diversified Income Series* oFTVIPT Templeton Global Bond Securities Fund* oLVIP BlackRock Inflation Protected Bond Fund* oLVIP Delaware Bond Fund* oLVIP Delaware Diversified Floating Rate Fund* oLVIP Dimensional/Vanguard Total Bond Fund* oLVIP Global Income Fund* oLVIP SSgA Bond Index Fund*

oLVIP SSgA Global Tactical Allocation Fund

oLVIP SSgA Conservative Index Allocation Fund oLVIP SSgA Conservative Structured Allocation Fund oLVIP SSgA Moderate Index Allocation Fund oLVIP SSgA Moderate Structured Allocation Fund oLVIP SSgA Moderately Aggressive Index Allocation Fund

oLVIP SSgA Moderately Aggressive Structured Allocation Fund

oLVIP Protected Profile 2010 Fund

oLVIP Protected Profile 2020 Fund
oLVIP Protected Profile Conservative Fund oLVIP Protected Profile Growth Fund oLVIP Protected Profile Moderate Fund

oMFS VIT Total Return Series

To satisfy these Investment Requirements, contract value may be allocated in accordance with certain asset allocation models (depending on when you purchased your contract) made available to you by your broker dealer. If so, currently 100% of the contract value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model and Lincoln SSgA Moderately Aggressive Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate contract value among Group 1 or Group 2 subaccounts as described above. These models are not available for contracts purchased on or after November 15, 2010.

Living Benefit Riders


The optional Living Benefit riders offered under this variable annuity contract
- Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit, 4LATER (Reg. TM) Advantage and 4LATER (Reg. TM) Advantage Protected Funds - are described in the following sections. The riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage), a minimum annuity payout (i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit, 4LATER (Reg. TM) Advantage Protected Funds, and 4LATER (Reg. TM) Advantage), or an income benefit (Lincoln Lifetime IncomeSM Advantage 2.0). You may not elect more than one Living Benefit rider at a time. Upon election of a Living Benefit rider, you will be subject to Investment Requirements (unless you elect i4LIFE (Reg.
TM) Advantage without the Guaranteed Income Benefit).

The overview chart provided as an appendix to this prospectus provides a brief description and comparison of each Living Benefit rider. Excess Withdrawals under certain Living Benefit riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit rider. Terms and conditions may change after the contract is purchased.

The benefits and features of the optional Living Benefit riders are separate and distinct from the downside protection strategies that may be employed by the funds offered under this contract. The riders do not guarantee the investment results of the funds.



Lincoln Lifetime IncomeSM Advantage 2.0

The Lincoln Lifetime IncomeSM Advantage 2.0 is a Living Benefit rider available for purchase in your contract that provides:

 o Guaranteed periodic withdrawals up to the Guaranteed Annual Income amount (with certain exceptions listed later, up to the contractowner's age 80 on qualified contracts and up to the contractowner's age 95 (or the younger of you and your spouse if the joint life option is elected) for nonqualified contracts) which is based upon a guaranteed Income Base (a value equal to either your initial purchase payment or contract value, if elected after the contract's effective date);
 o Lifetime income is available through i4LIFE (Reg. TM) Advantage or Guaranteed Annual Income Amount Annuity Payout Option which must be elected by specific ages set forth below;
 o A 5% Enhancement to the Income Base (less purchase payments received in that year) if greater than an Automatic Annual Step-up so long as no withdrawals are made in that year and the rider is within the Enhancement Period;

 o Automatic Annual Step-ups of the Income Base to the contract value if the contract value is equal to or greater than the Income Base after the 5% Enhancement;
 o Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).

 o An optional feature, Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, if elected, that provides a higher Guaranteed Annual Income percentage if you adhere to additional Investment Requirements.

All terms that apply to Lincoln Lifetime IncomeSM Advantage 2.0 apply to Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds except as noted.


Please note any withdrawals made prior to age 55 or that exceed the Guaranteed Annual Income amount or that are not payable to the original contractowner or original contractowner's bank account (or to the original annuitant or the original annuitant's bank account, if the owner is a non-natural person) (Excess Withdrawals) may significantly reduce your Income Base as well as your Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal and will terminate the rider if the Income Base is reduced to zero.


In order to purchase Lincoln Lifetime IncomeSM Advantage 2.0 the purchase payment or contract value (if purchased after the contract is issued) must be at least $25,000. This rider provides guaranteed, periodic withdrawals regardless of the investment performance of the contract, provided that certain conditions are met. The contractowner, annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the contractowner), including any sale or assignment of the contract as collateral. An Income Base is used to calculate the Guaranteed Annual Income payment from your contract, but is not available as a separate benefit upon death or surrender. The Income Base is equal to the initial purchase payment (or contract value if elected after contract issue), increased by subsequent purchase payments, Automatic Annual Step-ups and 5% Enhancements, and decreased by Excess Withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, cumulative additional purchase payments into the contract will be limited to an amount equal to $100,000 without Home Office approval. No additional purchase payments are allowed if the contract value decreases to zero for any reason.

This rider provides for guaranteed, periodic withdrawals up to the Guaranteed Annual Income amount commencing after the younger of you or your spouse (joint life option) reach age 55. The Guaranteed Annual Income payments are based upon specified percentages of the Income Base. The specified withdrawal percentages of the Income Base are age based and may increase over time. With the single life and joint life options, you may receive Guaranteed Annual Income payments for your lifetime through the election of i4LIFE (Reg. TM) Advantage or the Guaranteed Annual Income Amount Annuity Payout Option. If an election is not made, the Lincoln Lifetime

IncomeSM Advantage 2.0 rider will terminate. Except as specified below, this election must be made by the contractowner's age 80 for qualified contracts and up to the contractowner's (or joint owner's if younger) age 95 for nonqualified contracts. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012 and all purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds who own their riders through the 5th Benefit Year anniversary must elect i4LIFE (Reg. TM) Advantage or the Guaranteed Annual Income Amount Annuity Payout Option prior to age 85 for qualified contracts or age 99 for nonqualified contracts.

Withdrawals in excess of the Guaranteed Annual Income amount or that are made prior to age 55 or that are not payable to the original contractowner or original contractowner's bank account (or to the original annuitant or the original annuitant's bank account, if the owner is a non-natural person) (Excess Withdrawals) may significantly reduce your Income Base and your Guaranteed Annual Income payments by an amount greater than the dollar amount of the Excess Withdrawal and may terminate the rider and the contract if the Income Base is reduced to zero. Withdrawals will also negatively impact the availability of the 5% Enhancement. These options are discussed below in detail.


Lincoln New York offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your contract value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage 2.0 and these other riders is included later in this discussion. Not all riders will be available at all times. You may consider purchasing the Lincoln Lifetime IncomeSM Advantage 2.0 if you want a guaranteed lifetime income payment that may grow as you get older and may increase through the Automatic Annual Step-up or 5% Enhancement. The cost of the Lincoln Lifetime IncomeSM Advantage 2.0 may be higher than other Living Benefit riders that you may purchase in your contract. The age at which you may start receiving the Guaranteed Annual Income amount may be different than the ages that you may receive guaranteed payments under other riders.


Availability. The Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds is available for purchase with new and existing nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. For nonqualified contracts, the contractowner/annuitant as well as the spouse under the joint life option must be under age 86 (age 76 for qualified contracts) at the time this rider is elected. You cannot elect the rider and any other living benefit rider offered in your contract at the same time (Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage Protected Funds, 4LATER (Reg. TM) Advantage). You may not elect the rider if you have also elected i4LIFE (Reg. TM) Advantage. You must wait at least 12 months after terminating your Living Benefit rider or any other living benefits we may offer in the future before electing Lincoln Lifetime IncomeSM Advantage 2.0. See The Contracts- Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage and i4LIFE (Reg.
TM) Advantage for more information. There is no guarantee that the Lincoln Lifetime IncomeSM Advantage 2.0 will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time.

If you purchased Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012, you are not eligible to purchase Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds as there would be no additional benefit to you.

If you are an existing contractowner and have elected a Living Benefit rider (other than Lincoln Lifetime IncomeSM Advantage 2.0) and wish to elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, you will have a transition period of 30 days prior to or after your first Benefit Year Anniversary after Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds became available in your state to terminate your current Living Benefit rider and elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds. Outside of the transition period, you must first terminate your existing Living Benefit rider, subject to the termination rules, before you will be able to elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds. For further information on termination rules, see the "Termination" section associated with your Living Benefit rider. In all cases, by terminating your existing Living Benefit rider, you will no longer be entitled to any of the benefits that have accrued under that rider.

If you purchase the Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, you will be limited in your ability to invest within the subaccounts offered within your contract. You will be required to adhere to Investment Requirements.

If you purchase Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, you will be subject to additional Investment Requirements as set forth in the Investment Requirements section of this prospectus. In addition, the fixed account is not available except for use with dollar cost averaging. See the Investment Requirements section in this prospectus for more information.


If the rider is elected at contract issue, then the rider will be effective on the contract's effective date. If the rider is elected after the contract is issued (by sending a written request to our Home Office), the rider will be effective on the next valuation date following approval by us.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.

Income Base. The Income Base is a value used to calculate your Guaranteed Annual Income amount. The Income Base is not available to you as a lump sum withdrawal or a death benefit. The initial Income Base varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Income Base will equal your initial purchase payment. If you elect the rider after we issue the contract, the initial Income Base will equal the contract value on the effective date of the rider. The maximum

Income Base is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit riders of all Lincoln New York contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives. See The Contracts - Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage Protected Funds and Lincoln SmartSecurity (Reg. TM) Advantage.


Additional purchase payments automatically increase the Income Base by the amount of the purchase payment (not to exceed the maximum Income Base); for example, a $10,000 additional purchase payment will increase the Income Base by $10,000. After the first anniversary of the rider effective date, cumulative additional purchase payments into the contract will be limited to an amount equal to $100,000 without Home Office approval. If we grant approval to exceed the $100,000 additional purchase payment restriction, the charge will change to the then current charge in effect on the next Benefit Year anniversary. Additional purchase payments will not be allowed if the contract value decreases to zero for any reason including market loss.

Excess Withdrawals reduce the Income Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount will not reduce the Income Base.

Since the charge for the rider is based on the Income Base, the cost of the rider increases when additional purchase payments, Automatic Annual Step-ups and 5% Enhancements are made, and the cost decreases as Excess Withdrawals are made because these transactions all adjust the Income Base. In addition, the percentage charge may change when Automatic Annual Step-ups or 5% Enhancements occur as discussed below or additional purchase payments occur. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.


5% Enhancement. On each Benefit Year anniversary, the Income Base, minus purchase payments received in that year, will be increased by 5% if the contract owner/annuitant (as well as the spouse if the joint life option is in effect) are under age 86, if there were no withdrawals in that year and the rider is within the Enhancement Period. The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any purchase payment made after the initial purchase payment will be added immediately to the Income Base and will result in an increased Guaranteed Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any purchase payments made within the first 90 days after the effective date of the rider will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.

If you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the Lincoln Lifetime IncomeSM Advantage 2.0 charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year Anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. In order to be eligible to receive further 5% Enhancements the contractowner/annuitant (single life option), or the contractowner and spouse (joint life option) must still be living and be under age 86.


Note: The 5% Enhancement is not available in any year there is a withdrawal from contract value including a Guaranteed Annual Income payment. A 5% Enhancement will occur in subsequent years only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.


The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals):

Initial purchase payment = $100,000; Income Base = $100,000

Additional purchase payment on day 30 = $15,000; Income Base = $115,000

Additional purchase payment on day 95 = $10,000; Income Base = $125,000


On the first Benefit Year Anniversary, the Income Base will not be less than $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 purchase payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year Anniversary.

The 5% Enhancement will be in effect for 10 years (the Enhancement Period) from the effective date of the rider. A new Enhancement Period will begin each time an Automatic Annual Step-up to the contract value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10,000,000.

You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal, including a Guaranteed Annual Income payment from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawal Amount section below.

If during the first 10 Benefit Years your Income Base is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change on the Benefit Year anniversary. However, the amount you pay for the rider will increase since the charge for the rider is based on the Income Base. After the 10th Benefit Year anniversary the annual rider percentage charge may increase to the current charge each year if the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.

If your percentage charge for this rider is increased due to a 5% Enhancement that occurs after the 10th Benefit Year anniversary, you may opt-out of the 5% Enhancement by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement. You may not opt-out of the 5% Enhancement if the current charge for the rider increases due to additional purchase payment made during that Benefit Year that exceeds the $100,000 purchase payment restriction after the first Benefit Year. See Income Base section for more details.


Automatic Annual Step-ups of the Income Base. The Income Base will automatically step-up to the contract value on each Benefit Year anniversary if:

   a. the contractowner/annuitant (single life option), or the contractowner and spouse (joint life option) are still living and under age 86; and

   b. the contract value on that Benefit Year anniversary, after the deduction of any withdrawals (including the rider charge and account fee), plus any purchase payments made on that date and persistency credits, if any added on that date, is equal to or greater than the Income Base after the 5% Enhancement (if any).


Each time the Income Base is stepped up to the current contract value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.

Each time the Automatic Annual Step-up occurs a new Enhancement Period starts. The Automatic Annual Step-up is available even in those years when a withdrawal has occurred.

If your percentage charge for this rider is increased upon an Automatic Annual Step-up, you may opt-out of the Automatic Annual Step-up by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. As stated above, if you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the Lincoln Lifetime IncomeSM Advantage
2.0 charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. See the earlier Income Base section. You may not opt-out of the Automatic Annual Step-up if an additional purchase payment made during that Benefit Year caused the charge for the rider to increase to the current charge.


Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional purchase payments):




                                                                 Income Base with                 Potential for Charge
                                                Contract Value    5% Enhancement    Income Base        to Change
                                               ---------------- ------------------ ------------- ---------------------
         Initial Purchase Payment $50,000 .         $50,000            N/A            $50,000             N/A
         1st Benefit Year Anniversary.........      $54,000           $52,500         $54,000             Yes
         2nd Benefit Year Anniversary.........      $53,900           $56,700         $56,700             No
         3rd Benefit Year Anniversary.........      $56,000           $59,535         $59,535             No
         4th Benefit Year Anniversary.........      $64,000           $62,512         $64,000             Yes



On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the contract value of $54,000 since the increase in the contract value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the contract value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10,000,000.

Withdrawal Amount. You may make periodic withdrawals up to the Guaranteed Annual Income amount each Benefit Year as long as your Guaranteed Annual Income amount is greater than zero until the last day to elect either i4LIFE (Reg. TM) Advantage or the Guaranteed Annual Income Amount Annuity Payout Option set forth above. At that time, you must elect i4LIFE (Reg. TM) Advantage or the Guaranteed

Annual Income Amount Annuity Payout option to continue receiving Guaranteed Annual Income payments for life. You may start taking Guaranteed Annual Income withdrawals when you (single life option) or the younger of you and your spouse (joint life option) turn age 55.

The initial Guaranteed Annual Income amount is calculated when you purchase the rider. If you (or younger of you and your spouse if the joint life option is elected) are under age 55 at the time the rider is elected the initial Guaranteed Annual Income amount will be zero. If you (or the younger of you and your spouse if the joint life option is elected) are age 55 or older at the time the rider is elected the initial Guaranteed Annual Income amount will be equal to a specified percentage of the Income Base. The specified percentage of the Income Base will be based on your age (or younger of you and your spouse if the joint life option is elected). Upon your first withdrawal the Guaranteed Annual Income percentage is based on your age (single life option) or the younger of you and your spouse's age (joint life option) at the time of the withdrawal. For example, if you purchase the Lincoln Lifetime IncomeSM Advantage 2.0 rider at age 60 (single life option), your Guaranteed Annual Income percentage is 4%. If you waited until you were age 70 (single life option) to make your first withdrawal your Guaranteed Annual Income percentage would be 5%. During the first Benefit Year the Guaranteed Annual Income amount is calculated using the Income Base as of the effective date of the rider (including any purchase payments made within the first 90 days after the effective date of the rider). After the first Benefit Year anniversary we will use the Income Base calculated on the most recent Benefit Year anniversary for calculating the Guaranteed Annual Income amount. After your first withdrawal the Guaranteed Annual Income amount percentage will only increase on a Benefit Year Anniversary on or after you have reached an applicable higher age band and after there has also been an Automatic Annual Step-up. If you have reached an applicable age band and there has not also been a subsequent Automatic Annual Step-up, then the Guaranteed Annual Income amount percentage will not increase until the next Automatic Annual Step-up occurs. If you do not withdraw the entire Guaranteed Annual Income amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.

Guaranteed Annual Income Percentages by Ages for Lincoln Lifetime IncomeSM Advantage 2.0 elections on or after April 2, 2012:



                               Guaranteed                        Age (Joint Life              Guaranteed Annual Income
Age (Single                    Annual Income amount              Option - younger of          amount percentage
Life Option)                   percentage (Single Life Option)   you and your spouse's age)   (Joint Life Option)
------------------------------ --------------------------------- ---------------------------- -------------------------
At Least 55 and under 59 1/2                3.50%                           55-64                       3.50%
59 1/2 -64                                  4.00%                           65-69                       4.50%
65-69                                       4.50%                              70+                      5.00%
70+                                         5.00%



Guaranteed Annual Income Percentages by Ages for Lincoln Lifetime IncomeSM Advantage 2.0 elections prior to April 2, 2012:



                               Guaranteed                        Age (Joint Life              Guaranteed Annual Income
Age (Single                    Annual Income amount              Option - younger of          amount percentage
Life Option)                   percentage (Single Life Option)   you and your spouse's age)   (Joint Life Option)
------------------------------ --------------------------------- ---------------------------- -------------------------
At Least 55 and under 59 1/2                4.00%                           55-64             4.00%
59 1/2+                                     5.00%                              65+            5.00%



Guaranteed Annual Income Percentages by Ages for Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds :



                               Guaranteed                        Age (Joint Life              Guaranteed Annual Income
Age (Single                    Annual Income amount              Option - younger of          amount percentage
Life Option)                   percentage (Single Life Option)   you and your spouse's age)   (Joint Life Option)
------------------------------ --------------------------------- ---------------------------- -------------------------
At Least 55 and under 59 1/2                4.00%                           55-64             4.00%
59 1/2 +                                    5.00%                              65+            5.00%



If your contract value is reduced to zero because of market performance or rider charges, withdrawals equal to the Guaranteed Annual Income amount will continue automatically for your life (and your spouse's life if applicable) under the Guaranteed Annual Income Amount Annuity Payout Option. You may not withdraw the remaining Income Base in a lump sum. You will not be entitled to the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If the Income Base is reduced to zero due to an Excess Withdrawal the rider and contract will terminate. If the contract value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.


Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base. All withdrawals you make will decrease the contract value.


The following example shows the calculation of the Guaranteed Annual Income amount for Lincoln Lifetime IncomeSM Advantage 2.0 and how withdrawals less than or equal to the Guaranteed Annual Income amount affect the Income Base and the contract value. The contractowner is age 60 (4% Guaranteed Annual Income percentage for single life option) on the rider's effective date, and makes an initial purchase payment of $200,000 into the contract:

         Contract value on the rider's effective date                 $200,000
         Income Base on the rider's effective date                    $200,000
         Initial Guaranteed Annual Income amount on the rider's       $  8,000
         effective date ($200,000 x 4%)
         Contract value six months after rider's effective date       $210,000
         Income Base six months after rider's effective date          $200,000
         Withdrawal six months after rider's effective date when      $  8,000
         contractowner is still age 60
         Contract value after withdrawal ($210,000 - $8,000)          $202,000
         Income Base after withdrawal ($200,000 - $0)                 $200,000
         Contract value on first Benefit Year anniversary             $205,000
         Income Base on first Benefit Year anniversary                $205,000
         Guaranteed Annual Income amount on first Benefit Year        $  8,200
         anniversary ($205,000 x 4%)


Since there was a withdrawal during the first year the 5% Enhancement is not available but the Automatic Annual Step-up was available and increased the Income Base to the contract value of $205,000. On the first anniversary of the rider's effective date the Guaranteed Annual Income amount is $8,200 (4% x $205,000).


Purchase payments added to the contract subsequent to the initial purchase payment will increase the Guaranteed Annual Income amount by an amount equal to the applicable Guaranteed Annual Income amount percentage multiplied by the amount of the subsequent purchase payment. For example, assuming a contractowner is age 60 (single life option), if the Guaranteed Annual Income amount of $2,000 (4% of $50,000 Income Base) is in effect and an additional purchase payment of $10,000 is made, the new Guaranteed Annual Income amount that Benefit Year is $2,400 ($2,000 + 4% of $10,000). The Guaranteed Annual Income payment amount will be recalculated immediately after a purchase payment is added to the contract.


Cumulative additional purchase payments into the contract that exceed $100,000 after the first anniversary of the rider effective date must receive Home Office approval. Additional purchase payments will not be allowed if the contract value is zero.

5% Enhancements and Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount after the Income Base is adjusted either by a 5% Enhancement or an Automatic Annual Step-up will be equal to the adjusted Income Base multiplied by the applicable Guaranteed Annual Income percentage.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Guaranteed Annual Income amount at the time of the withdrawal or are withdrawals made prior to age 55 (younger of you or your spouse for joint life) or that are not payable to the original contractowner or original contractowner's bank account (or to the original annuitant or the original annuitant's bank account, if the owner is a non-natural person).

When an Excess Withdrawal occurs:

   1. The Income Base is reduced by the same proportion that the Excess Withdrawal reduces the contract value. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal; and

   2. The Guaranteed Annual Income amount will be recalculated to equal the applicable Guaranteed Annual Income amount percentage multiplied by the new (reduced) Income Base (after the pro rata reduction for the Excess Withdrawal).


We will provide you with quarterly statements that will include the Guaranteed Annual Income amount (as adjusted for Guaranteed Annual Income amount payments, Excess Withdrawals and additional purchase payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided on the front page of this prospectus if you have questions about Excess Withdrawals.

The following example demonstrates the impact of an Excess Withdrawal on the Income Base, the Guaranteed Annual Income amount and the contract value. The contractowner who is age 60 (single life option) makes a $12,000 withdrawal which causes a $12,915.19 reduction in the Income Base.


Prior to Excess Withdrawal:
Contract value = $60,000
Income Base = $85,000
Guaranteed Annual Income amount = $3,400 (4% of the Income Base of $85,000) After a $12,000 Withdrawal ($3,400 is within the Guaranteed Annual Income amount, $8,600 is the Excess Withdrawal):
The contract value is reduced by the amount of the Guaranteed Annual Income amount of $3,400 and the Income Base is not reduced:

Contract value = $56,600 ($60,000 - $3,400)
Income Base = $85,000

The contract value is also reduced by the $8,600 Excess Withdrawal and the Income Base is reduced by 15.19435%, the same proportion that the Excess Withdrawal reduced the $56,600 contract value ($8,600 - $56,600)

Contract value = $48,000 ($56,600 - $8,600)

Income Base = $72,084.81 ($85,000 x 15.19435% = $12,915.19; $85,000 -
$12,915.19 = $72,084.81)

Guaranteed Annual Income amount = $2,883.39 (4% of $72,084.81 Income Base)

On the following Benefit Year anniversary:


Contract value = $43,000
Income Base = $72,084.81
Guaranteed Annual Income amount = $2,883.39 (4% x $72,084.81)


In a declining market, Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the contract value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.

Withdrawals from IRA contracts will be treated as within the Guaranteed Annual Income amount (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic monthly or quarterly installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1. Lincoln's monthly or quarterly automatic withdrawal service is used to calculate and pay the RMD;

     2. The RMD calculation must be based only on the value in this contract;
   and

     3. No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Guaranteed Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Guaranteed Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.


Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters for a discussion of the tax consequences of withdrawals.

Guaranteed Annual Income Amount Annuity Payout Option. If you are required to take annuity payments because you have reached age 80 (qualified contracts) or the age 95 (nonqualified contracts) and have not elected i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4), you have the option of electing the Guaranteed Annual Income Amount Annuity Payout Option. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012, and all purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds who own their riders through the 5th Benefit Year anniversary have until age 85 (qualified contracts) or age 99 (nonqualified contracts) to elect the Guaranteed Annual Income Amount Annuity Payout Option. If the contract value is reduced to zero and you have a remaining Income Base, you will receive the Guaranteed Annual Income Amount Annuity Payout Option. If you are receiving the Guaranteed Annual Income Amount Annuity Payout Option, the beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life. To be eligible the death benefit option in effect immediately prior to the effective date of the Guaranteed Annual Income Amount Annuity Payout Option must be one of the following death benefits: the Guarantee of Principal Death benefit or the EGMDB. If the Account Value death benefit option is in effect, the beneficiary will not be eligible to receive the final payment(s).


The Guaranteed Annual Income Amount Annuity Payout Option is an annuity payout option which the contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life (this option is different from other annuity payout options, including i4LIFE (Reg.
TM) Advantage, which are based on your contract value). Contractowners may decide to choose the Guaranteed Annual Income Amount Annuity Payout Option over i4LIFE (Reg. TM) Advantage if they feel this may provide a higher final payment option over time and they may place more importance on this over access to the Account Value. Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Guaranteed Annual Income amount for your life or the life of you and your spouse for the joint life option.

The final payment is a one-time lump-sum payment. If the effective date of the rider is the same as the effective date of the contract the final payment will be equal to the sum of all purchase payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract the final payment will be equal to the contract value on the effective date of the rider, increased for purchase payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the contract value; withdrawals less than or equal to the Guaranteed Annual Income amount and payments under the Guaranteed Annual Income Amount Annuity Payout Option will reduce the final payment dollar for dollar.

Death Prior to the Annuity Commencement Date. The Lincoln Lifetime IncomeSM Advantage 2.0 has no provision for a payout of the Income Base or any other death benefit upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit options (as described earlier in this prospectus) will be in effect. Election of the Lincoln Lifetime IncomeSM Advantage 2.0 does not impact the death benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life, the Lincoln Lifetime IncomeSM Advantage 2.0 will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). If the beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage 2.0 if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Income Base.

Upon the first death under the joint life option, the lifetime payout of the Guaranteed Annual Income amount will continue for the life of the surviving spouse. The 5% Enhancement and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, the Lincoln Lifetime IncomeSM Advantage 2.0 will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death).

As an alternative, after the first death, the surviving spouse if under age 86 may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. In deciding whether to make this change, the surviving spouse should consider whether the change will cause the Income Base and the Guaranteed Annual Income amount to decrease.


Termination. After the fifth anniversary of the effective date of the rider, the contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Lincoln Lifetime IncomeSM Advantage 2.0 will automatically terminate:
 o on the Annuity Commencement Date (except payments under the Guaranteed Annual Income Amount Annuity Payout Option will continue if applicable); or

 o upon the death under the single life option or the death of the surviving spouse under the joint life option;
 o when the Guaranteed Annual Income amount or contract value is reduced to zero due to an Excess Withdrawal;
 o upon surrender of the contract;
 o upon termination of the underlying annuity contract;
 o for qualified contracts, on the final day of the contractowner's eligibility to elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version
   4) or the Guaranteed Annual Income Amount Annuity Payout Option; or
 o for nonqualified contracts, on the final day of the contractowner's eligibility to elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) or the Guaranteed Annual Income Amount Annuity Payout Option.

The termination will not result in any increase in contract value equal to the Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can re-elect any Living Benefit rider or any other living benefits we may offer in the future.

Compare to Lincoln SmartSecurity (Reg. TM) Advantage. If a contractowner is interested in purchasing a rider that provides guaranteed minimum withdrawals, the following factors should be considered when comparing Lincoln Lifetime IncomeSM Advantage 2.0 and the Lincoln SmartSecurity (Reg. TM) Advantage (only one of these riders can be added to a contract at any one time): the Lincoln Lifetime IncomeSM Advantage 2.0 has the opportunity to provide a higher Income Base than the Guaranteed Amount under Lincoln SmartSecurity (Reg. TM) Advantage because of the 5% Enhancement or Automatic Annual Step-up. You should compare the annual income percentage available under each rider. The Income Base for Lincoln Lifetime IncomeSM Advantage 2.0 may also be higher than the Guaranteed Amount under Lincoln SmartSecurity (Reg. TM) Advantage because withdrawals equal to or less than the Guaranteed Annual Income amount do not reduce the Income Base whereas withdrawals under Lincoln SmartSecurity (Reg. TM) Advantage reduce the Guaranteed Amount. Lincoln Lifetime IncomeSM Advantage 2.0 also provides the potential for lifetime withdrawals from an earlier age (rather than age 65 with the Lincoln SmartSecurity (Reg. TM) Advantage). However, the percentage charge for the Lincoln Lifetime IncomeSM Advantage 2.0 is higher and has the potential to increase on every Benefit Year Anniversary if the increase in contract value exceeds the 5% Enhancement and after the 10th Benefit Year anniversary upon a 5% Enhancement. In addition, the guaranteed maximum charge is higher for Lincoln Lifetime IncomeSM Advantage 2.0. Since the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base is not reduced by withdrawals that are less than or equal to the Guaranteed Annual Income amount, the charge, which is applied against the Income Base will not be reduced. Whereas with Lincoln SmartSecurity (Reg. TM) Advantage, withdrawals reduce the Guaranteed Amount against which the Lincoln SmartSecurity (Reg. TM) Advantage charge is applied. In addition, the Lincoln SmartSecurity (Reg. TM) Advantage provides that guaranteed

Maximum Annual Withdrawal amounts can continue to a beneficiary to the extent of any remaining Guaranteed Amount while the Lincoln Lifetime IncomeSM Advantage 2.0 does not offer this feature.


i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0. i4LIFE (Reg. TM) Advantage is an optional annuity payout rider that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a death benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for election at the time you elect i4LIFE (Reg. TM) Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage 2.0 in effect on your contract at the same time.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 and elect i4LIFE (Reg.
TM) Advantage with Guaranteed Income Benefit (version 4) even if it is no longer available for sale as long as the election occurs prior to the Annuity Commencement Date. Contractowners are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0. If the decision to drop Lincoln Lifetime IncomeSM Advantage 2.0 is made, the contractowner can use the greater of the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up (or inception date) or the Account Value immediately prior to electing i4LIFE (Reg. TM) Advantage to establish the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). If the decision to elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is made because it is the last day of the contractowner's eligibility to elect i4LIFE (Reg. TM) Advantage, the contractowner may also use the current Guaranteed Annual Income amount, if higher, to establish the initial Guaranteed Income Benefit. This decision must be made by the maximum age to elect i4LIFE (Reg. TM) Advantage, which is age 95 for nonqualified contracts and age 80 for qualified contracts. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds and purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012, who have waited until after the 5th Benefit Year anniversary may elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit until age 99 for nonqualified contracts and age 85 for qualified contracts.

If you choose to drop the Lincoln Lifetime IncomeSM Advantage 2.0 and have the single life option, you must purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) single life option. If you drop the Lincoln Lifetime IncomeSM Advantage 2.0 and have the joint life option, you must purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) joint life option. Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds must elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds. The minimum length of the i4LIFE (Reg. TM) Advantage Access Period will vary based upon when you purchased your Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds rider and how long the rider was in effect before you decided to purchase i4LIFE (Reg. TM) Advantage. These requirements are specifically listed in the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit section of this prospectus under Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments.

For nonqualified contracts, the contractowner must elect the levelized option for Regular Income Payments. While i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is in effect, the contractowner cannot change the payment mode elected or decrease the length of the Access Period.


When deciding whether to drop Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) you should consider that depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Guaranteed Annual Income amounts under Lincoln Lifetime IncomeSM Advantage
2.0. You should consider electing i4LIFE (Reg. TM) Advantage when you are ready to immediately start receiving i4LIFE (Reg. TM) Advantage payments whereas with Lincoln Lifetime IncomeSM Advantage 2.0 you may defer taking withdrawals until a later date. Payments from a nonqualified contract that a person receives under the i4LIFE (Reg. TM) Advantage rider are treated as "amounts received as an annuity" under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an "exclusion ratio" as provided in section 72(b) of the Code, which means a portion of each annuity payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of purchase payments. In contrast, withdrawals under Lincoln Lifetime IncomeSM Advantage
2.0 are not treated as amounts received as an annuity because they occur prior to the annuity starting date. As a result, such withdrawals are treated first as a return of any existing gain in the contract (which is the measure of the extent to which the contract value exceeds purchase payments), and then as a nontaxable return of purchase payments.

The initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) will be equal to the current annual rate in effect for your Lincoln Lifetime IncomeSM Advantage 2.0 rider. This charge is in addition to the mortality and expense risk and administrative charge for your base contract death benefit option. The charge is calculated based upon the greater of the value of the Income Base or contract value as of the last valuation date under Lincoln Lifetime IncomeSM Advantage 2.0 prior to election of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). During the Access Period, this charge is deducted from the i4LIFE (Reg. TM) Advantage Account Value on a quarterly basis with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). During the Lifetime Income Period, this charge is deducted annually. The initial charge may increase annually upon a step-up of the Guaranteed Income Benefit by an amount equal to the prior charge rate (or initial charge rate if the first anniversary of the rider's effective date) multiplied by the percentage increase, if any, to the Guaranteed Income Benefit and the percentage increase if any to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge. If an Excess Withdrawal occurs, the charge will decrease by the same percentage as the percentage change to the Account Value.

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The death benefit calculation for certain death benefit options in effect prior to the Annuity Commencement Date may change for contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0. Certain death benefit options provide that all withdrawals reduce the death benefit in the same proportion that the withdrawals reduce the contract value. If you elect the Lincoln Lifetime IncomeSM Advantage 2.0, withdrawals less than or equal to the Guaranteed Annual Income will reduce the sum of all purchase payment amounts on a dollar for dollar basis for purposes of calculating the death benefit under the Guarantee of Principal Death Benefit. The same also applies to the the EGMDB rider if the death benefit is based on the sum of all purchase payments, decreased by withdrawals. See The Contracts - Death Benefits. Any Excess Withdrawals will reduce the sum of all purchase payments in the same proportion that the withdrawals reduced the contract value under any death benefit option in which proportionate withdrawals are in effect. This change has no impact on death benefit options in which all withdrawals reduce the death benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract while this rider is in effect.

The following example demonstrates how a withdrawal will reduce the death benefit if both the EGMDB and the Lincoln Lifetime IncomeSM Advantage 2.0 are in effect when the contractowner dies. Note that this calculation applies only to the sum of all purchase payments calculation and not for purposes of reducing the highest anniversary contract value under the EGMDB:
Contract value before withdrawal $80,000
Guaranteed Annual Income amount $5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:
   a) Contract value $80,000
   b) Sum of purchase payments $100,000
     c) Highest anniversary contract value $150,000
Withdrawal of $9,000 will impact the death benefit calculation as follows:
   a) $80,000 - $9,000 = $71,000 (Reduction $9,000)
   b) $100,000 - $5,000 = $95,000 (reduction by the amount of the Guaranteed Annual Income amount)

   ($95,000 - $5,067 = $89,932 [$95,000 times ($4,000/$75,000) = $5,067]
   Proportional reduction of Excess Withdrawal. Total reduction = $10,067.

   c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875].
   The entire $9,000 withdrawal reduced the death benefit option proportionally. Total reduction = $16,875.

Item c) provides the largest death benefit of $133,125.



Lincoln Lifetime IncomeSM Advantage

The Lincoln Lifetime IncomeSM Advantage provides minimum, guaranteed, periodic withdrawals for your life as contractowner/

annuitant regardless of the investment performance of the contract, provided that certain conditions are met. A minimum guaranteed amount (Guaranteed Amount) is used to calculate the periodic withdrawals from your contract, but is not available as a separate benefit upon death or surrender. The Guaranteed Amount is equal to the initial purchase payment (or contract value if elected after contract issue) increased by subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements and the Step-up to 200% of the initial Guaranteed Amount (if applicable to your contract) and decreased by withdrawals in accordance with the provisions set forth below. No additional purchase payments are allowed if the contract value decreases to zero for any reason. The Lincoln Lifetime IncomeSM Advantage rider is no longer available for purchase as of December 31, 2010.

This rider provides annual withdrawals of 5% of the initial Guaranteed Amount called Maximum Annual Withdrawal amounts. You may receive Maximum Annual Withdrawal amounts for your lifetime. Withdrawals in excess of the Maximum Annual Withdrawal amount may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement and the 200% Step-up (if applicable to your contract). These options are discussed below in detail.

By purchasing the Lincoln Lifetime IncomeSM Advantage rider, you will be limited in how you can invest in the subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts - Investment Requirements.


Lincoln New York offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your contract value and may provide certain guarantees. These riders are fully discussed in this prospectus. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage and these other riders is included later in this prospectus (See i4LIFE (Reg. TM) Advantage option.) Not all riders will be available at all times.

We have designed the rider to protect you from outliving your contract value. If the rider terminates or you die before your contract value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your contract value will be reduced to zero before your death.


If the rider is elected at contract issue, then the rider will be effective on the contract's effective date. If the rider is elected after the contract is issued (by sending a written request to our Servicing Office), the rider will be effective on the next valuation date following approval by us. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage with any other Living Benefit rider.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a death benefit. The initial Guaranteed Amount varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Guaranteed Amount will equal your initial purchase payment. If you elect the rider after we issue the contract, the initial Guaranteed Amount will equal the contract value on the effective date of the rider. The maximum Guaranteed Amount is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit riders from all Lincoln New York contracts (or contracts issued by our affiliates) in which you are the covered life.

Additional purchase payments automatically increase the Guaranteed Amount by the amount of the purchase payment (not to exceed the maximum Guaranteed Amount); for example, a $10,000 additional purchase payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, each time a purchase payment is made after the cumulative purchase payments equal or exceed $100,000, the charge for your rider may change on the next Benefit Year anniversary. The charge will be the current charge in effect on that next Benefit Year Anniversary, for new purchases of the rider. The charge will never exceed the guaranteed maximum annual charge. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge. Additional purchase payments will not be allowed if the contract value decreases to zero for any reason including market loss.


The following example demonstrates the impact of additional purchase payments on the Lincoln Lifetime IncomeSM Advantage charge:



         Initial purchase payment                   $100,000
         Additional purchase payment in Year 2      $ 95,000   No change to charge
         Additional purchase payment in Year 3      $ 75,000   Charge will be the current charge
         Additional purchase payment in Year 4      $ 25,000   Charge will be the current charge

Each withdrawal reduces the Guaranteed Amount as discussed below.


Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional purchase payments, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up (if applicable to your contract) are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount. In addition, the percentage charge may change when cumulative purchase payments exceed $100,000 and also when Automatic Annual Step-ups occur as discussed below. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

5% Enhancement to the Guaranteed Amount. On each Benefit Year anniversary, the Guaranteed Amount, minus purchase payments received in that year, will be increased by 5% if the contractowner/annuitant is under age 86 and the rider is within the 10 year period described below. Additional purchase payments must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Guaranteed Amount equal to that purchase payment. Any purchase payments made within the first 90 days after the effective date of the rider will be included in the Guaranteed Amount for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.



Note: The 5% Enhancement is not available in any year there is a withdrawal from contract value including a Maximum Annual Withdrawal amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 5% Enhancement on the Guaranteed Amount:

Initial purchase payment = $100,000; Guaranteed Amount = $100,000

Additional purchase payment on day 30 = $15,000; Guaranteed Amount = $115,000

Additional purchase payment on day 95 = $10,000; Guaranteed Amount = $125,000

On the first Benefit Year Anniversary, the Guaranteed Amount is $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 purchase payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year Anniversary.

The 5% Enhancement will be in effect for 10 years from the effective date of the rider. The 5% Enhancement will cease upon the death of the contractowner/annuitant or when the contractowner/annuitant reaches age 86. A new 10-year period will begin each time an Automatic Annual Step-up to the contract value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Guaranteed Amount, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Guaranteed Amount above the maximum Guaranteed Amount of $10,000,000. For riders purchased prior to January 20, 2009, the 5% Enhancement will be in effect for 15 years from the effective date of the rider, and a new 15-year period will begin following each Automatic Annual Step-up.

The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no other withdrawals are made from the contract and the rider is within the 10-year period.


An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.


If your Guaranteed Amount is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change. However, the amount you pay for the rider will increase since the charge for the rider is based on the Guaranteed Amount. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.


Automatic Annual Step-ups of the Guaranteed Amount. The Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary if:

     a. the contractowner/annuitant is still living and under age 86; and

   b. the contract value on that Benefit Year anniversary is greater than the Guaranteed Amount after the 5% Enhancement (if any) or 200% Step-up (if any, as described below).


Each time the Guaranteed Amount is stepped up to the current contract value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

If your percentage rider charge is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. If you decline the Automatic Annual Step-up, you will receive the 200% Step-up (if you are eligible as described below) or the 5% Enhancement (if you are eligible as specified above); however, a new 10-year period for 5% Enhancements will not begin. You may not decline the Automatic Annual Step-up, if applicable, if your additional purchase payments would cause your charge to increase. See the earlier Guaranteed Amount section.


Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional purchase payments):



                                                                              Potential for   Length of 5%
                                                                 Guaranteed     Charge to     Enhancement
                                                Contract Value     Amount         Change         Period
                                               ---------------- ------------ --------------- -------------
         Initial Purchase Payment $50,000 .         $50,000        $50,000         No              10
         1st Benefit Year Anniversary.........      $54,000        $54,000        Yes              10
         2nd Benefit Year Anniversary.........      $53,900        $56,700         No               9
         3rd Benefit Year Anniversary.........      $57,000        $59,535         No               8
         4th Benefit Year Anniversary.........      $64,000        $64,000        Yes              10

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Guaranteed Amount to the contract value of $54,000 since the increase in the contract value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the contract value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535).

An Automatic Annual Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.


Step-up to 200% of the initial Guaranteed Amount. If you purchased Lincoln Lifetime IncomeSM Advantage on or after October 5, 2009, the 200% Step-up will not be available. On the later of the 10th Benefit Year anniversary or the Benefit Year anniversary after you reach age 75, we will step-up your Guaranteed Amount to 200% of your initial Guaranteed Amount (plus any purchase payments made within 90 days of rider election), less any withdrawals, if this would increase your Guaranteed Amount to an amount higher than that provided by the 5% Enhancement or the Automatic Annual Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Automatic Annual Step-up if the 200% Step-up applies.) (The 200% Step-up will occur on the 10th Benefit Year anniversary if you purchased the rider prior to January 20, 2009.) This Step-up will not occur if:

   1) an Excess Withdrawal (defined below) has occurred; or

   2) cumulative withdrawals totaling more than 10% of the initial Guaranteed Amount (plus purchase payments within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).

For example, assume the initial Guaranteed Amount is $200,000. A $10,000 Maximum Annual Withdrawal was made at age 69 and at age 70. If one more $10,000 Maximum Annual Withdrawal was made at age 71, the Step-up would not be available since withdrawals cannot exceed $20,000 (10% of $200,000).

This Step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Guaranteed Amount exceeds 200% of your initial Guaranteed Amount (plus purchase payments within 90 days of rider election). Required minimum distributions (RMDs) from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Guaranteed Amount. See the terms governing RMDs in the Maximum Annual Withdrawal Amount section below.

This Step-up will not cause a change to the percentage charge for your rider. However, the amount you pay for the rider will increase since the charge is based on the Guaranteed Amount. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

The following example demonstrates the impact of this Step-up on the Guaranteed
Amount:

Initial purchase payment at age 65 = $200,000; Guaranteed Amount =$200,000; Maximum Annual Withdrawal amount = $10,000.

After 10 years, at age 75, the Guaranteed Amount is $272,339 (after applicable 5% Enhancements and two $10,000 Maximum Annual Withdrawal Amounts) and the contract value is $250,000. Since the Guaranteed Amount is less than $360,000 ($200,000 initial Guaranteed Amount reduced by the two $10,000 withdrawals times 200%), the Guaranteed Amount is increased to $360,000.

The 200% Step-up (if applicable to your contract) cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Maximum Annual Withdrawal Amount. You may make periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year for your lifetime as long as your Maximum Annual Withdrawal amount is greater than zero.


On the effective date of the rider, the Maximum Annual Withdrawal amount is equal to 5% of the initial Guaranteed Amount. If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.


If your contract value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue automatically for your life under the Maximum Annual Withdrawal Amount Annuity Payment Option (discussed later). You may not withdraw the remaining Guaranteed Amount in a lump sum.

Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year. Withdrawals may also negatively impact the 200% Step-up (see above).

The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your contract value.

The Maximum Annual Withdrawal amount is increased by 5% of any additional purchase payments. For example, if the Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional purchase payment of $10,000 is made, the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000).

5% Enhancements, Automatic Annual Step-ups and the 200% Step-up (if applicable to your contract) will cause a recalculation of the eligible Maximum Annual Withdrawal amount to the greater of:

   a. the Maximum Annual Withdrawal amount immediately prior to the 5% Enhancement, Automatic Annual Step-up or 200% Step-up; or

     b. 5% of the Guaranteed Amount on the Benefit Year anniversary.

See the chart below for examples of the recalculation.

The Maximum Annual Withdrawal amount from both Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage under all Lincoln New York contracts (or contracts issued by our affiliates) applicable to you can never exceed 5% of the maximum Guaranteed Amount.

Withdrawals. If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

     1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2. the Maximum Annual Withdrawal amount will remain the same.

The following example illustrates the impact of Maximum Annual Withdrawals on the Guaranteed Amount and the recalculation of the Maximum Annual Withdrawal amount (assuming no additional purchase payments):



                                                                 Guaranteed    Maximum Annual
                                                Contract Value     Amount     Withdrawal Amount
                                               ---------------- ------------ ------------------
         Initial Purchase Payment $50,000 .         $50,000        $50,000         $2,500
         1st Benefit Year Anniversary.........      $54,000        $54,000         $2,700
         2nd Benefit Year Anniversary.........      $51,000        $51,300         $2,700
         3rd Benefit Year Anniversary.........      $57,000        $57,000         $2,850
         4th Benefit Year Anniversary.........      $64,000        $64,000         $3,200

The initial Maximum Annual Withdrawal amount is equal to 5% of the Guaranteed Amount. Since withdrawals occurred each year (even withdrawals within the Maximum Annual Withdrawal amount), the 5% Enhancement of the Guaranteed Amount was not available. However, each year the Automatic Annual Step-up occurred (1st, 3rd and 4th anniversaries), the Maximum Annual Withdrawal amount was recalculated to 5% of the current Guaranteed Amount.

Withdrawals from Individual Retirement Annuity contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in systematic monthly or quarterly installments of the amount needed to satisfy the RMD rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1. Lincoln's monthly or quarterly automatic withdrawal service is used to calculate and pay the RMD;

     2. The RMD calculation must be based only on the value in this contract;
   and

     3. No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Maximum Annual Withdrawal amount, an additional amount up to the Maximum Annual Withdrawal amount may be withdrawn. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Maximum Annual Withdrawal amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Maximum Annual Withdrawal amount. When Excess Withdrawals occur:

   1. The Guaranteed Amount is reduced by the same proportion that the Excess Withdrawal reduces the contract value. This means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction.

   2. The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount (after the pro rata reduction for the Excess Withdrawal); and

     3. The 200% Step-up will never occur.

The following example demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $12,000 withdrawal caused a $15,182 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal amount = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $12,000 Withdrawal ($5,000 is within the Maximum Annual Withdrawal amount, $7,000 is the Excess Withdrawal):

The contract value and Guaranteed Amount are reduced dollar for dollar for the Maximum Annual Withdrawal amount of $5,000:

Contract Value = $55,000
Guaranteed Amount = $80,000

The contract value is reduced by the $7,000 Excess Withdrawal and the Guaranteed Amount is reduced by 12.72%, the same proportion that the Excess Withdrawal reduced the $55,000 contract value ($7,000 / $55,000)

Contract value = $48,000

Guaranteed Amount = $69,818 ($80,000 X 12.72% = $10,181; $80,000 - $10,181 =
$69,818)
Maximum Annual Withdrawal amount = $3,491.00 (5% of $69,818)

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

Maximum Annual Withdrawal Amount Annuity Payout Option. If you are required to annuitize your Maximum Annual Withdrawal amount because you have reached the maturity date of the contract, the Maximum Annual Withdrawal Amount Annuity Payout Option is available.

The Maximum Annual Withdrawal Amount Annuity Payout Option is a fixed annuitization in which the contractowner will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your contract value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount for your life.

If the contract value is zero and you have a remaining Maximum Annual Withdrawal amount, you will receive the Maximum Annual Withdrawal Amount Annuity Payment Option.

If you are receiving the Maximum Annual Withdrawal Amount Annuity Payout Option, your beneficiary may be eligible for a final payment upon your death. To be eligible the death benefit option in effect immediately prior to the exercise of the Maximum Annual Withdrawal Amount Annuity Payout Option must not be the Account Value Death Benefit.

The final payment is equal to the sum of all purchase payments, decreased by withdrawals in the same proportion as the withdrawals reduce the contract value; withdrawals less than or equal to the Maximum Annual Withdrawal amount and payments under the Maximum Annual Withdrawal Annuity Payout Option will reduce the sum of the purchase payments dollar for dollar.

Death Prior to the Annuity Commencement Date. The Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Guaranteed Amount or any other death benefit upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of the Lincoln Lifetime IncomeSM Advantage does not impact the death benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.


Upon the death of the contractowner/annuitant, the Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). If the beneficiary elects to continue the contract after the death of the contractowner/annuitant (through a separate provision of the contract), the beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage rider if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Guaranteed Amount.

Termination. After the seventh anniversary of the effective date of the rider, the contractowner may terminate the rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:
 o on the Annuity Commencement Date (except payments under the Maximum Annual Withdrawal Amount Annuity Payment Option will continue if applicable);

 o if the contractowner or annuitant is changed including any sale or assignment of the contract or any pledge of the contract as collateral;
 o on the date the contractowner is changed pursuant to an enforceable divorce agreement or decree;
 o upon the death of the contractowner/annuitant;
 o when the Maximum Annual Withdrawal amount is reduced to zero; or
 o upon termination of the underlying annuity contract.


The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.

If you terminate the rider, you must wait one year before you can elect Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage or any other living benefits we may offer in the future.

i4LIFE (Reg. TM) Advantage Option. i4LIFE (Reg. TM) Advantage is an annuity payout option, available for purchase at an additional charge, that provides periodic Regular Income Payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a death benefit during the Access Period. This rider is available after the contract's effective date. A minimum payout floor, called the Guaranteed Income Benefit, is also available for purchase at the time you elect i4LIFE (Reg. TM) Advantage. Depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Maximum Annual Withdrawal amounts under Lincoln Lifetime IncomeSM Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage in effect on your contract at the same time.


Contractowners with an active Lincoln Lifetime IncomeSM Advantage may decide to drop Lincoln Lifetime IncomeSM Advantage and purchase i4LIFE (Reg. TM) Advantage since i4LIFE (Reg. TM) Advantage provides a different income stream. If this decision is made, the contractowner can use any remaining Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage. Owners of the Lincoln Lifetime IncomeSM Advantage rider are guaranteed the ability to purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit in the future even if it is no longer generally available for purchase. Owners of Lincoln Lifetime IncomeSM Advantage are also guaranteed that the annuity factors that are used to calculate the initial Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage will be the annuity factors in effect as of the day they purchased Lincoln Lifetime IncomeSM Advantage. In addition, owners of Lincoln Lifetime IncomeSM Advantage may in the future purchase the Guaranteed Income Benefit at or below the guaranteed maximum charge that is in effect on the date that they purchase Lincoln Lifetime IncomeSM Advantage.


i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit for Lincoln Lifetime IncomeSM Advantage purchasers must be elected before the Annuity Commencement Date and by age 90 for nonqualified contracts or age 85 for qualified contracts. See i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit sections of this prospectus. The charges for these benefits will be the current charge for new purchasers in effect for the i4LIFE (Reg. TM) Advantage and the current Guaranteed Income Benefit charge in effect for prior purchasers of Lincoln Lifetime IncomeSM Advantage at the time of election of these benefits. If you use your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years.

Below is an example of how the Guaranteed Amount from the Lincoln Lifetime IncomeSM Advantage is used to establish the Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Prior to i4LIFE (Reg. TM) Advantage election:

Contract Value = $100,000

Guaranteed Amount = $150,000

After i4LIFE (Reg. TM)Advantage election:

Regular Income Payment = $6,700 per year = Contract Value divided by the i4LIFE (Reg. TM) Advantage annuity factor

Guaranteed Income Benefit = $7,537.50 per year = Guaranteed Amount divided by Guaranteed Income Benefit Table factor applicable to owners of the Lincoln Lifetime IncomeSM Advantage rider.


Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The death benefit calculation for certain death benefit options in effect prior to the Annuity Commencement Date may change for contractowners with an active Lincoln Lifetime IncomeSM Advantage. Certain death benefit options provide that all withdrawals reduce the death benefit in the same proportion that the withdrawals reduce the contract value. If you elect the Lincoln Lifetime IncomeSM Advantage, withdrawals less than or equal to the Maximum Annual Withdrawal amount will reduce the sum of all purchase payments option of the death benefit on a dollar for dollar basis. This applies to the Guarantee of Principal Death Benefit, and only the sum of all purchase payments alternative of the Enhanced Guaranteed Minimum Death Benefit, whichever is in effect. See The Contracts-Death Benefits. Any Excess Withdrawals will reduce the sum of all purchase payments in the same proportion that the withdrawals reduced the contract value under any death benefit option in which proportionate withdrawals are in effect. This change has no impact on death benefit options in which all withdrawals reduce the death benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract.


The following example demonstrates how a withdrawal will reduce the death benefit if both the Enhanced Guaranteed Minimum Death Benefit (EGMDB) and the Lincoln Lifetime IncomeSM Advantage are in effect when the contractowner dies. Note that this calculation applies only to the sum of all purchase payments calculation and not for purposes of reducing the highest anniversary contract value under the EGMDB:

Contract value before withdrawal $80,000

Maximum Annual Withdrawal Amount $ 5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:

     a) Contract value $80,000

     b) Sum of purchase payments $100,000

     c) Highest anniversary contract value $150,000

Withdrawal of $9,000 will impact the death benefit calculations as follows:

     a) $80,000 - $9,000 = $71,000 (Reduction $9,000)

     b) $100,000 - $5,000 = $95,000 (dollar for dollar reduction of Maximum Annual Withdrawal amount)
     $95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067] Pro rata reduction of Excess Withdrawal. Total reduction = $10,067.

   c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875]
     The entire $9,000 withdrawal reduces the death benefit option pro rata. Total reduction = $16,875.

Item c) provides the largest death benefit of $133,125.


Lincoln Lifetime IncomeSM Advantage is no longer available for purchase.



Lincoln SmartSecurity (Reg. TM) Advantage


The Lincoln SmartSecurity (Reg. TM) Advantage is a rider that is available for purchase with your variable annuity contract. This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial purchase payment (or contract value if elected after contract issue) adjusted for subsequent purchase payments, step-ups and withdrawals in accordance with the provisions set forth below. There are two options that step-up the Guaranteed Amount to a higher level (the contract value at the time of the step-up):


     Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up or

     Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up


The Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase after January 16, 2009. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up, the contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value, if higher, on each Benefit Year anniversary through the 10th anniversary. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, the contractowner can also initiate additional 10-year periods of automatic step-ups.

You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single life or joint life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse (when available in your state). These options are discussed below in detail.

By purchasing this rider, you will be limited in how much you can invest in certain subaccounts. See The Contracts - Investment Requirements. We offer other optional riders available for purchase with variable annuity contracts. These riders, which are fully discussed in this prospectus, provide different methods to take income from your contract value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. In particular, before you elect the Lincoln SmartSecurity (Reg. TM) Advantage, you may want to compare it to Lincoln Lifetime IncomeSM Advantage 2.0, which provides minimum guaranteed, periodic withdrawals for life. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 - Compare to Lincoln SmartSecurity (Reg. TM) Advantage.

If the benefit is elected at contract issue, then the rider will be effective on the contract's effective date. If the benefit is elected after the contract is issued (by sending a written request to our Servicing Office), the rider will be effective on the next valuation date following approval by us.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If the contractowner elects to step-up the Guaranteed Amount (this does not include automatic annual step-ups within a 10-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next valuation date after notice of the step-up is approved by us.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a death benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elect the benefit at the time you purchase the contract, the Guaranteed Amount will equal your initial purchase payment. If you elect the benefit after we issue the contract, the Guaranteed Amount will equal the contract value on the effective date of the rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option. This maximum takes into consideration the combined guaranteed amounts under the Living Benefit riders of all Lincoln New York contracts (or contracts issued by our affiliates) owned by you (or on which you are the annuitant).

Additional purchase payments automatically increase the Guaranteed Amount by the amount of the purchase payment (not to exceed the maximum); for example, a $10,000 additional purchase payment will increase the Guaranteed Amount by $10,000. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option we may restrict purchase payments to your annuity contract in the future. We will notify you if we restrict additional purchase payments. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, we will allow purchase payments into your annuity contract after the first anniversary of the rider effective date if the cumulative additional purchase payments exceed $100,000 only with prior Servicing Office approval. Additional purchase payments will not be allowed if the contract value is zero.



Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional purchase payments and step-ups are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.

Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary up to and including the 10th Benefit Year if:


     a. the contractowner or joint owner is still living; and


   b. the contract value as of the valuation date, after the deduction of any withdrawals (including Interest Adjustments), the rider charge and account fee plus any purchase payments made on that date is greater than the Guaranteed Amount immediately preceding the valuation date.

After the 10th Benefit Year anniversary, you may initiate another 10-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the contract value or the current Guaranteed Amount if:


     a. each contractowner and annuitant is under age 81; and

     b. the contractowner or joint owner is still living.


If you choose, we will administer this election for you automatically, so that a new 10-year period of step-ups will begin at the end of each prior 10-year step-up period.

Following is an example of how the step-ups work in the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, (assuming no withdrawals or additional purchase payments):




                                                                  Guaranteed
                                                 Contract Value     Amount
         o Initial purchase payment $50,000          $50,000     $50,000
         o 1st Benefit Year Anniversary              $54,000     $54,000
         o 2nd Benefit Year Anniversary              $53,900     $54,000
         o 3rd Benefit Year Anniversary              $57,000     $57,000


Annual step-ups, if the conditions are met, will continue until (and including) the 10th Benefit Year Anniversary. If you had elected to have the next 10-year period of step-ups begin automatically after the prior 10-year period, annual step-ups, if conditions are met, will continue beginning on the 11th Benefit Year Anniversary.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the fifth anniversary of the rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the contract value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.

Under both the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up options, contractowner elected step-ups (other than automatic step-ups) will be effective on the next valuation date after we receive your request and a new Benefit Year will begin. Purchase payments and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.

A contractowner elected step-up (including contractowner step-ups that we administer for you to begin a new 10-year step-up period) may cause a change in the percentage charge for this benefit. There is no change in the percentage charge when automatic, annual step-ups occur during a 10-year period. See Charges and Other Deductions - Rider Charges - Lincoln SmartSecurity (Reg. TM) Advantage Charge.


Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero.


On the effective date of the rider, the Maximum Annual Withdrawal amount is:
 o 7% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and
 o 5% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option.

If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional purchase payments. For example, if the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional purchase payment of $10,000 is made, the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:

     a. the Maximum Annual Withdrawal amount immediately prior to the step-up;
or

     b. 7% or 5% (depending on your option) of the new (stepped-up) Guaranteed Amount.

If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

     1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2. the Maximum Annual Withdrawal amount will remain the same.


Withdrawals within the Maximum Annual Withdrawal amount are not subject to the Interest Adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts - Fixed Side of the Contract. If the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic monthly or quarterly installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code
Section 401(a)(9) for this contract value. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.


When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:


     1. The Guaranteed Amount is reduced to the lesser of:
  o the contract value immediately following the withdrawal, or
  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.

     2. The Maximum Annual Withdrawal amount will be the least of:
  o the Maximum Annual Withdrawal amount immediately prior to the withdrawal;
    or
  o the greater of:
   o 7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
   o 7% or 5% (depending on your option) of the contract value immediately following the withdrawal; or
  o the new Guaranteed Amount.


The following example of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 withdrawal caused a $32,000 reduction in the Guaranteed Amount.


Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650

The Guaranteed Amount was reduced to the lesser of the contract value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($85,000
- $7,000 = $78,000).

The Maximum Annual Withdrawal amount was reduced to the least of:

     1) Maximum Annual Withdrawal amount prior to the withdrawal ($5,000); or
     2) The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the contract value following the withdrawal ($2,650); or
     3) The new Guaranteed Amount ($53,000).

The least of these three items is $2,650.

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.


Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with these withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.


Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to an Interest Adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the Interest Adjustment calculation.

Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single or Joint Life options and not the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (contractowner) lifetime (if you purchase the single life option) or for the lifetimes of you (contractowner) and your spouse (if the joint life option is purchased), as long as:

     1) No withdrawals are made before you (and your spouse if a joint life) are age 65; and

     2) An Excess Withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.


If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.

If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:

   1) If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the contract value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or

   2) The contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first valuation date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that valuation date. This will reduce your Maximum Annual Withdrawal amount. A contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:

     a. the contractowner (and spouse if applicable) is age 65;


 b. the contract is currently within a 10-year automatic step-up period described above (or else a contractowner submits a step-up request to start a new 10-year automatic step-up period) (the contractowner must be eligible to elect a step-up; i.e., all contractowners and the annuitant must be alive and under age 81); and


     c. you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.


As an example of these two situations, if you purchased the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single life with $100,000, your initial Guaranteed Amount is $100,000 and your initial Maximum Annual Withdrawal amount is $5,000. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $95,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or owner-elected) causes the Guaranteed Amount to equal or exceed $100,000, then the Maximum Annual Withdrawal amount of $5,000 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a 10-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount; 5% of $95,000 is $4,750. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless Excess Withdrawals are made.


The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your contract value. If the contract is surrendered, the contractowner will receive the contract value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.

If your contract value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.

Guaranteed Amount Annuity Payout Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payout Option is available.

The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in this prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your contract value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and may continue until death if the lifetime Maximum Annual Withdrawal is in effect. This may result in a partial, final payment. You would consider this option only if your contract value is less than the Guaranteed Amount (and you don't believe the contract value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero.

If the contract value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.


Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up - single life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new single life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for new purchases of the single life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider: 1) the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount; 2) whether it is important to have Maximum Annual Withdrawal amounts for life versus the remainder of the prior Guaranteed Amount; and 3) the cost of the single life option.

Upon the first death under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up - joint life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's beneficiary elects to take the annuity death benefit in installments over life expectancy, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the joint life option to the single life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for new purchases of the single life option. In deciding whether to make this change, the surviving spouse should consider: 1) if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the cost of the single life option is less than the cost of the joint life option.

If the surviving spouse of the deceased contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, will apply to the spouse as the new contractowner. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, the new contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new contractowner must meet all conditions for a step-up.

If a non-spouse beneficiary elects to receive the death benefit in installments over life expectancy (thereby keeping the contract in force), the beneficiary may continue the Lincoln SmartSecurity (Reg. TM) Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the contract value declines below the Guaranteed Amount (as adjusted for withdrawals of death benefit payments), the beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the death benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this rider. If there are multiple beneficiaries, each beneficiary will be entitled to continue a share of the Lincoln SmartSecurity (Reg. TM) Advantage equal to his or her share of the death benefit.

Impact of Divorce on Joint Life Option. In the event of a divorce, the contractowner may change from a joint life option to a single life option (if the contractowner is under age 81) at the current rider charge for new sales of the single life option. At the time of the change, the Guaranteed Amount will be reset to the current contract value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.


After a divorce, the contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.

Termination. After the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the contractowner fails to adhere to the Investment Requirements. Lincoln SmartSecurity (Reg. TM) Advantage will automatically terminate:
 o on the Annuity Commencement Date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);

 o upon the election of i4LIFE (Reg. TM) Advantage;
 o if the contractowner or annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
 o when a withdrawal in excess of the Maximum Annual Withdrawal amount reduces the Guaranteed Amount to zero; or
 o upon termination of the underlying annuity contract.


The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.

If you terminate the rider, you must wait one year before you can re-elect Lincoln SmartSecurity (Reg. TM) Advantage, or purchase Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage or any other living benefit we are offering in the future.


i4LIFE (Reg. TM) Advantage Option. Contractowners with an active Lincoln SmartSecurity (Reg. TM) Advantage who decide to terminate the Lincoln SmartSecurity (Reg. TM) Advantage rider and purchase i4LIFE (Reg. TM) Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage terms and charge in effect at the time of the i4LIFE (Reg. TM) Advantage election. Contractowners may consider this if i4LIFE (Reg. TM) Advantage will provide a higher payout amount, among other reasons. There are many factors to consider when making this decision, including the cost of the riders, the payout amounts and applicable guarantees. You should discuss this decision with your registered representative. See i4LIFE (Reg. TM) Advantage.


Availability. The Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. All contractowners and the annuitant of the contracts with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option must be under age 81 at the time this rider is elected. You cannot elect the rider on or after the purchase of i4LIFE (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage Protected Funds, 4LATER (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 or on or after the Annuity Commencement Date. The Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase.



There is no guarantee that the Lincoln SmartSecurity (Reg. TM) Advantage will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. This Rider is available for contracts issued after October 1, 2003. Check with your investment representative regarding availability.



4LATER (Reg. TM) Advantage Protected Funds

Beginning on or about July 2, 2012, 4LATER (Reg. TM) Advantage Protected Funds is a rider that provides an Income Base which will be used to establish the amount of the Guaranteed Income Benefit payment upon the election of the i4LIFE (Reg. TM) Advantage rider. If you elect 4LATER (Reg. TM) Advantage Protected Funds, you must later elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds feature under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) to receive a benefit from 4LATER (Reg. TM) Advantage Protected Funds. You will be subject to certain Investment Requirements in which 100% of your contract value must be allocated among specified subaccounts. Please see the section The Contracts - Investment Requirements in your prospectus for further information.

Income Base. The Income Base is an amount used to calculate the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds at a later date. The Income Base is not available to you as a lump sum withdrawal or as a death benefit. The initial Income Base varies based on when you elect the rider. If you elect the 4LATER (Reg. TM) Advantage Protected Funds at the time you purchase the contract, the Income Base will be equal to the initial purchase payment. If you elect the rider after you have purchased the contract, the initial Income Base will equal the contract value on the effective date of 4LATER (Reg. TM) Advantage Protected Funds. The maximum Income Base is $10,000,000. The maximum takes into consideration the total guaranteed amounts from all Lincoln New York contracts (or contracts issued by our affiliates) in which you (and/or Secondary Life, if joint life option) are the covered lives.

Additional purchase payments automatically increase the Income Base by the amount of the purchase payments (not to exceed the maximum Income Base). For example, an additional purchase payment of $10,000 will increase the Income Base by $10,000. After the first anniversary of the rider effective date, cumulative additional purchase payments will be limited to $100,000. Cumulative purchase payments in excess of $100,000 require Home Office approval. If we grant approval to exceed the $100,000 additional purchase payment restriction, the charge will change to the then current charge in effect on the next Benefit Year anniversary. Additional purchase payments will not be allowed if the contract value decreases to zero for any reason, including market loss.

Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal.

The following example demonstrates the impact of a withdrawal on the Income Base and the contract value. The contractowner makes a withdrawal of $11,200 which causes a $12,550 reduction in the Income Base.

Prior to the withdrawal:
Contract value = $112,000
Income Base = $125,500

After a withdrawal of $11,200, the contract value is reduced by 10% ($11,200) and the Income Base is also reduced by 10%, the same proportion that the withdrawal reduced the contract value ($11,200 - $112,000)

Contract value = $100,800 ($112,000 - $11,200)
Income Base = $112,950 ($125,500 x 10% = $12,550; $125,500 - $12,550 =
$112,950)

In a declining market, withdrawals may significantly reduce your Income Base. If the Income Base is reduced to zero due to withdrawals, this rider will terminate. If the contract value is reduced to zero due to a withdrawal, both the rider and the contract will terminate.

Automatic Annual Step-up. The Income Base will automatically step-up to the contract value on each Benefit Year anniversary if:

   a. the contractowner/annuitant (single life option), or the contractowner and Secondary Life (joint life option) are still living and under age 86; and

   b. the contract value on that Benefit Year anniversary, after the deduction of any withdrawals (including the rider charge and account fee), plus any purchase payments made on that date and persistency credits, if any added on that date, is equal to or greater than the Income Base after the 5% Enhancement (if any).

The Automatic Annual Step-up is available even in years in which a withdrawal has occurred.

5% Enhancement. On each Benefit Year anniversary, the Income Base, minus purchase payments received in that year, will be increased by 5% if:

     a. the contractowner/annuitant (as well as the Secondary Life if the joint life option is in effect) are under age 86; and

     b. if there were no withdrawals in that year; and

     c. the rider is within the Enhancement Period described below.

The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will terminate at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any new purchase payment made after the initial purchase payment will be added immediately to the Income Base. However, any new purchase payment must be invested in the contract for at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any new purchase payments made within the first 90 days after the effective date of 4LATER (Reg. TM) Advantage Protected Funds will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.

If you decline the Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the 4LATER (Reg. TM) Advantage Protected Funds charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year Anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. In order to be eligible to receive further 5% Enhancements the contractowner/annuitant (single life option), or the contractowner and Secondary Life (joint life option) must still be living and be under age 86.

Note: The 5% Enhancement is not available in any year there is a withdrawal from contract value. A 5% Enhancement will occur in subsequent years only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals):

Initial purchase payment = $100,000; Income Base = $100,000

Additional purchase payment on day 30 = $15,000; Income Base = $115,000

Additional purchase payment on day 95 = $10,000; Income Base = $125,000

On the first Benefit Year Anniversary, the Income Base will not be less than $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 purchase payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year Anniversary.

As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10,000,000.

You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.

The following is an example of how the Automatic Annual Step-ups and the 5% Enhancement affect the Income Base and the potential for the charge to increase or decrease (assuming there have been no withdrawals or new purchase payments):





                                                                 Income Base with                 Potential for Charge
                                                Contract Value    5% Enhancement    Income Base        to Change
                                               ---------------- ------------------ ------------- ---------------------
         Initial Purchase Payment $50,000 .         $50,000            N/A            $50,000             N/A
         1st Benefit Year Anniversary.........      $54,000           $52,500         $54,000             Yes
         2nd Benefit Year Anniversary.........      $53,900           $56,700         $56,700             No
         3rd Benefit Year Anniversary.........      $56,000           $59,535         $59,535             No
         4th Benefit Year Anniversary.........      $64,000           $62,512         $64,000             Yes



On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the contract value of $54,000 since the increase in the contract value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the contract value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10,000,000.

Death Prior to the Annuity Commencement Date. 4LATER (Reg. TM) Advantage Protected Funds has no provision for a payout of the Income Base or any other death benefit upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit options (as described earlier in this prospectus) will be in effect. Election of the 4LATER (Reg. TM) Advantage Protected Funds does not impact the death benefit options available for purchase with your annuity contract. Generally all death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9), as amended. See The Contracts - Death Benefit.

If the contractowner is not also named as the annuitant or the Secondary Life, upon the first death of the annuitant or Secondary Life, 4LATER (Reg. TM) Advantage Protected Funds will continue. Upon the second death of either the annuitant or Secondary Life, 4LATER (Reg. TM) Advantage Protected Funds will terminate.

Upon the death of the contractowner, 4LATER (Reg. TM) Advantage Protected Funds will continue only if either the annuitant or the Secondary Life becomes the new contractowner (because he or she was the beneficiary or joint owner), and payments under i4LIFE (Reg. TM) Advantage begin within one year after the death of the contractowner. The new contractowner will also become the annuitant and the rider charge will neither increase nor decrease as a result of this change in ownership.

Eligibility. To purchase 4LATER (Reg. TM) Advantage Protected Funds, the annuitant and Secondary Life must be age 85 or younger for nonqualified contracts.

4LATER (Reg. TM) Advantage Protected Funds is not available for purchase with qualified contracts. 4LATER (Reg. TM) Advantage Protected Funds is designed primarily for purchasers of non-qualified contracts with joint life benefits where the Secondary Life is not a spouse. If you are eligible to elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds and you purchase joint life benefits where Secondary Life is a spouse, Lincoln Lifetime IncomeSM Advantage
2.0 Protected Funds generally offers better benefits for the same charge. Please see Living Benefits Riders - Lincoln Lifetime IncomeSM Advantage 2.0, for more information about Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds.

Contractowners with an active 4LATER (Reg. TM) Advantage that wish to terminate 4LATER (Reg. TM) Advantage and elect 4LATER (Reg. TM) Advantage Protected Funds will have a transition period of 30 days prior to or after the first anniversary that 4LATER (Reg. TM) Advantage became effective (and after 4LATER (Reg. TM) Advantage Protected Funds becomes available in your state) to terminate 4LATER (Reg. TM) Advantage and elect 4LATER (Reg. TM) Advantage Protected Funds. Outside of the transition period, you must first terminate 4LATER (Reg. TM) Advantage (subject to the termination rules) before you will be able to elect 4LATER (Reg. TM) Advantage Protected Funds. See the 4LATER (Reg. TM) Advantage Termination section of this prospectus for further information about the termination rules. In all cases, by terminating any existing Living Benefit rider, you will no longer be entitled to any of the benefits that have accrued under that rider.

Termination. After the 5th anniversary of the effective date of the 4LATER (Reg. TM) Advantage Protected Funds rider, the contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the contractowner fails to adhere to the Investment Requirements. 4LATER (Reg. TM) Advantage Protected Funds will automatically terminate:
 o on the Annuity Commencement Date; or
 o if the contractowner or annuitant is changed (except if the Secondary Life assumes ownership of the contract upon death of the contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral; or
 o upon the second death of either the annuitant or Secondary Life; or
 o when the Income Base is reduced to zero due to withdrawals; or
 o upon termination of the underlying contract.

If you terminate this rider, you must wait at least one year before you can re-elect it or any other living benefit we offer in the future.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds for purchasers who previously purchased 4LATER (Reg. TM) Advantage Protected Funds. Contractowners with an active 4LATER (Reg. TM) Advantage Protected Funds will purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds at the terms in effect for other purchasers of this rider. i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is a feature under i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). i4LIFE (Reg.
TM) Advantage Guaranteed Income Benefit Protected Funds provides for periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a death benefit during the Access Period, and a minimum payout floor, called the Guaranteed Income Benefit. You will be required to adhere to certain Investment Requirements during the time you own i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds. See Living Benefit Riders - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for more information.

Once you elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds, you can use the greater of the Income Base under 4LATER (Reg. TM) Advantage Protected Funds or Account Value to establish the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds. This decision must be made by the maximum age to elect i4LIFE (Reg. TM) Advantage, which is age 95. Purchasers of 4LATER (Reg. TM) Advantage Protected Funds who have waited until after the 5th Benefit Year anniversary may elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit until age 99.

If you elected the 4LATER (Reg. TM) Advantage Protected Funds single life option, you must purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds single life option. If you elected the 4LATER (Reg. TM) Advantage Protected Funds joint life option, you must purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds joint life option.

Contractowners who elect 4LATER (Reg. TM) Advantage Protected Funds are guaranteed the ability in the future to elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds even if it is no longer available for sale. They are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those at the time they elected 4LATER (Reg. TM) Advantage Protected Funds. The minimum length of the i4LIFE (Reg. TM) Advantage Access Period will vary based upon when you purchased your 4LATER (Reg. TM) Advantage Protected Funds rider and how long the rider was in effect before you decided to purchase i4LIFE (Reg.
TM) Advantage. These requirements are specifically listed in the i4LIFE (Reg.
TM) Advantage Guaranteed Income Benefit section of this prospectus under Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments.

The contractowner must elect the levelized option for Regular Income Payments. While i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is in effect, the contractowner cannot change the payment mode elected or decrease the length of the Access Period.

You should consider electing i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds when you are ready to immediately start receiving i4LIFE (Reg. TM) Advantage payments. Payments from a nonqualified contract that a person receives under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds are treated as "amounts received as an annuity" under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an "exclusion ratio" as provided in section 72(b) of the Code, which means a portion of each annuity payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of purchase payments.


i4LIFE (Reg. TM) Advantage

i4LIFE (Reg. TM) Advantage (the Variable Annuity Payout Option rider in your contract) is an optional annuity payout rider you may purchase at an additional cost and is separate and distinct from other annuity payout options offered under your contract and described later in this prospectus. You may also purchase either the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit or the 4LATER (Reg. TM) Guaranteed Income Benefit (described below) for an additional charge. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is an annuity payout option that provides you with variable, periodic Regular Income Payments for life subject to certain conditions. These payouts are made during two time periods: an Access Period and a Lifetime Income Period. During the Access Period, you have access to your Account Value, which means you may surrender the contract, make withdrawals, and have a death benefit. During the Lifetime Income Period, you no longer have access to your Account Value. You choose the length of the Access Period when you select i4LIFE (Reg. TM) Advantage; the Lifetime Income Period begins immediately after the Access Period ends and continues until your death (or the death of a Secondary Life, if later). i4LIFE (Reg. TM) Advantage is different from other annuity payout options provided by Lincoln because with i4LIFE (Reg.
TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your Regular Income Payments. You choose when you want to receive your first Regular Income Payment and the frequency with which you will receive Regular Income Payments. The initial Regular Income Payment is calculated from the Account Value on a date no more than 14 days prior to the date you select to begin receiving the Regular Income Payments. This calculation date is called the Periodic Income Commencement Date, and is the same date the Access Period begins. Regular Income Payments must begin within one year of the date you elect i4LIFE (Reg. TM) Advantage. Once they begin, Regular Income Payments will continue until the death of the annuitant or Secondary Life, if applicable. This option is available on non-qualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP market). This option is subject to a charge while the i4LIFE (Reg. TM) Advantage is in effect computed daily on the Account Value. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is available for contracts with a contract value of at least $50,000 and may be elected after the effective date of the contract and before an annuity payout option under this contract is elected by sending a written request to our Servicing Office. If you purchased 4LATER (Reg. TM) Advantage, you must wait at least one year before you can purchase i4LIFE (Reg.
TM) Advantage. When you elect i4LIFE (Reg. TM) Advantage, you must choose the annuitant, Secondary Life, if applicable, and make several choices about your Regular Income Payments. The annuitant and Secondary Life may not be changed after i4LIFE (Reg. TM) Advantage is elected. For qualified contracts, the Secondary Life must be the spouse. See i4LIFE (Reg. TM) Advantage Death Benefits regarding the impact of a change to the annuitant prior to the i4LIFE (Reg. TM) Advantage election.

i4LIFE (Reg. TM) Advantage for IRA annuity contracts is only available if the annuitant and Secondary Life, if applicable, are age 591/2 or older at the time the option is elected. i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit must be elected by age 80 on qualified contracts. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional purchase payments may be made during the Access Period for an IRA annuity contract, unless a Guaranteed Income Benefit has been elected. If the Guaranteed Income Benefit option has been elected on an IRA contract, additional purchase payments may be made until the initial Guaranteed Income Benefit is calculated. Additional purchase payments will not be accepted after the Periodic Income Commencement Date for a non-qualified annuity contract.

If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the Annuity Commencement Date. However, once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The Contracts - Transfers on or Before the Annuity Commencement Date.

When you elect i4LIFE (Reg. TM) Advantage, the death benefit that you had previously elected will become the death benefit under i4LIFE (Reg. TM) Advantage, unless you elect a less expensive death benefit option. Existing contractowners with the Account Value death benefit who elect i4LIFE (Reg. TM) Advantage must choose the i4LIFE (Reg. TM) Advantage Account Value death benefit. The amount paid under the new death benefit may be less than the amount that would have been paid under the death benefit provided before i4LIFE (Reg. TM) Advantage began . See The Contracts - i4LIFE (Reg. TM) Advantage Death Benefits.

Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the Periodic Income Commencement Date. The Access Period is a defined period of time during which we pay variable, periodic Regular Income Payments and provide a death benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make Regular Income Payments for the rest of your life (or the Secondary Life if applicable). This is called the Lifetime Income Period. During the Lifetime Income Period, you will no longer be able to make withdrawals or surrenders or receive a death benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.


We will establish the minimum (currently 5 years) and maximum (currently the length of time between your current age and age 115 for non-qualified contracts or to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. Additional restrictions may apply if you are under age 591/2 when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent Regular Income Payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue Regular Income Payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage contracts in order to keep the Regular Income Payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See The Contracts - Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Account Value. The initial Account Value is the contract value on the valuation date i4LIFE (Reg. TM) Advantage is effective , less any applicable premium taxes. During the Access Period, the Account Value on a valuation date will equal the total value of all of the contractowner's accumulation units plus the contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made as well as any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life and the Account Value will be reduced to zero.

Regular Income Payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic Regular Income Payments for as long as an annuitant (or Secondary Life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the date you will receive the initial Regular Income Payment. Once they begin, Regular Income Payments will continue until the death of the annuitant or Secondary Life, if applicable. Regular Income Payments must begin within one year of the day you elect i4LIFE (Reg.
TM) Advantage. You also select when the Access Period ends and when the Lifetime Income Period begins. You must also select the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your Regular Income Payments.

If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have Regular Income Payments from non-qualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level Regular Income Payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, or 5% may be available. The higher the assumed investment return you choose, the higher your initial Regular Income Payment will be and the higher the return must be to increase subsequent Regular Income Payments. You also choose the length of the Access Period. At this time, changes can only be made on Periodic Income Commencement Date anniversaries.

Regular Income Payments are not subject to any applicable Interest Adjustments. See Charges and Other Deductions. For information regarding income tax consequences of Regular Income Payments, see Federal Tax Matters.

The amount of the initial Regular Income Payment is determined on the Periodic Income Commencement Date by dividing the contract value, less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:
 o the age and sex of the annuitant and Secondary Life, if applicable;

 o the length of the Access Period selected;

 o the frequency of the Regular Income Payments;

 o the assumed investment return you selected; and
 o the Individual Annuity Mortality table specified in your contract.


The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a death benefit of the entire Account Value will be paid to your beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum death benefit of the full Account Value was payable (The contractowner must elect an Access Period of no less than the minimum Access Period which is currently set at 5 years.) The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or death benefit.

The Account Value will vary with the actual net investment return of the subaccounts selected and the interest credited on the fixed account, which then determines the subsequent Regular Income Payments during the Access Period. Each subsequent Regular Income Payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable valuation date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the assumed investment return to determine subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the Regular Income Payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the Regular Income Payment will decrease by approximately 3%.

Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be reduced in the same proportion that withdrawals reduce the Account Value.

For a joint life option, if either the annuitant or Secondary Life dies during the Access Period, Regular Income Payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher Regular Income Payment.

For nonqualified contracts, if the annuitant and Secondary Life, if applicable, both die during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent Regular Income Payment and Regular Income Payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the annuitant and Secondary Life, if applicable, both die during the Access Period, i4LIFE (Reg. TM) Advantage (and any Guaranteed Income Benefit if applicable) will terminate.

Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the annuitant or Secondary Life is living. Your earlier elections regarding the frequency of Regular Income Payments, assumed investment return and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last valuation date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
 o the age and sex of the annuitant and Secondary Life (if living);
 o the frequency of the Regular Income Payments;

 o the assumed investment return you selected; and
 o the Individual Annuity Mortality table specified in your contract.


The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the contract is credited with a fixed number of annuity units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided by the annuity unit value (by subaccount). Subsequent Regular Income Payments are determined by multiplying the number of annuity units per subaccount by the annuity unit value. Your Regular Income Payments will vary based on the value of your annuity units. If your Regular Income Payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln New York's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the annuity units.

Regular Income Payments will continue for as long as the annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.

During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no death benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.



i4LIFE (Reg. TM) Advantage Death Benefits

i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The i4LIFE (Reg. TM) Advantage Account Value death benefit is available during the Access Period. This death benefit is equal to the Account Value as of the valuation date on which we approve the payment of the death claim. You may not change this death benefit once it is elected.

i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit. The i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit is available during the Access Period and will be equal to the greater of:
 o the Account Value as of the valuation date we approve the payment of the claim; or

 o the sum of all purchase payments, less the sum of Regular Income Payments and other withdrawals where:
  o Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefits, reduce the death benefit by the dollar amount of the payment; and

  o all other withdrawals, if any, reduce the death benefit in the same proportion that withdrawals reduce the contract value or Account Value.

References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater death benefit option prior to that election.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the contract value or Account Value, may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal and premium taxes, if any.


The following example demonstrates the impact of a proportionate withdrawal on your death benefit:



         o i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit     $200,000
         o Total i4LIFE (Reg. TM) Regular Income Payment                       $ 25,000
         o Additional Withdrawal                                               $15,000 ($15,000/$150,000=10% withdrawal)
         o Account Value at the time of Additional Withdrawal                  $150,000



     Death Benefit Value after i4LIFE (Reg. TM) Regular Income Payment = $200,000 - $25,000 = $175,000

     Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500
     Reduction in Death Benefit Value for Withdrawal = $175,000 X 10% = $17,500


The Regular Income Payments reduce the death benefit by $25,000 and the additional withdrawal causes a 10% reduction in the death benefit, the same percentage that the withdrawal reduced the Account Value.

During the Access Period, contracts with the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit may elect to change to the i4LIFE (Reg.
TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Servicing Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit.


i4LIFE (Reg. TM) Advantage EGMDB. The i4LIFE (Reg. TM) Advantage EGMDB is only available during the Access Period. This benefit is the greatest of:
 o the Account Value as of the valuation date on which we approve the payment of the claim; or

 o the sum of all purchase payments, less the sum of Regular Income Payments and other withdrawals where:
  o Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the death benefit by the dollar amount of the payment or in the same proportion that Regular Income Payments reduce the Account Value, depending on the terms of your contract; and

  o all other withdrawals, if any, reduce the death benefit in the same proportion that withdrawals reduce the contract value or Account Value.

References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater death benefit option prior to that election; or

 o the highest Account Value or contract value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or contract value is increased by purchase payments and is decreased by Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or contract value is obtained. Regular Income Payments and withdrawals are deducted in the same proportion that Regular Income
   Payments and withdrawals reduce the contract value or Account Value.

When determining the highest anniversary value, if you elected the EGMDB in the base contract and this death benefit was in effect when you purchased i4LIFE (Reg. TM) Advantage, we will look at the contract value before i4LIFE (Reg. TM) Advantage and the Account Value after the i4LIFE (Reg. TM) Advantage election to determine the highest anniversary value.


In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal and premium taxes, if any.


Contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the i4LIFE (Reg. TM) Advantage Guarantee of Principal or i4LIFE (Reg. TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Servicing Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage EGMDB.


General Death Benefit Provisions. For all death benefit options, following the Access Period, there is no death benefit. The death benefits also terminate when the Account Value equals zero, because the Access Period terminates.

If there is a change in the contractowner, joint owner or annuitant during the life of the contract, for any reason other than death, the only death benefit payable for the new person will be the i4LIFE (Reg. TM) Advantage Account Value death benefit.


For non-qualified contracts, upon the death of the contractowner, joint owner or annuitant, the contractowner (or beneficiary) may elect to terminate the contract and receive full payment of the death benefit or may elect to continue the contract and receive Regular Income Payments. Upon the death of the Secondary Life, who is not also an owner, only the surrender value is paid.

If you are the owner of an IRA annuity contract, and there is no Secondary Life, and you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. A spouse beneficiary may start a new i4LIFE (Reg. TM) Advantage program.


If a death occurs during the Access Period, the value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

     1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

     2. written authorization for payment; and

     3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.


Upon notification to us of the death, Regular Income Payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and Regular Income Payments will continue, if applicable. The excess, if any, of the death benefit over the Account Value will be credited into the contract at that time.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.



Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage

A Guaranteed Income Benefit (version 4) is available for purchase when you elect i4LIFE (Reg. TM) Advantage which ensures that your Regular Income Payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. See Charges and Other Deductions for a discussion of the Guaranteed Income Benefit charges.

Beginning May 21, 2012, i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is an optional feature available for purchase that provides a higher Guaranteed Income Benefit percentage if you adhere to certain Investment Requirements. See Investment Requirements in this prospectus for more information about the Investment Requirements applicable to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds. You will be subject to Investment Requirements applicable to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds for the entire time you own this rider. Failure to comply with the Investment Requirements will result in the termination of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4). See i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit - Termination for more information. All of the other terms and conditions of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) continue to apply to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds.

As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage (withdrawal benefit riders) or Lincoln Lifetime IncomeSM Advantage 2.0 (income benefit rider) or 4LATER (Reg. TM) Advantage Protected Funds prior to electing i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (annuity payout rider). Refer to the 4LATER (Reg. TM) Advantage section of this prospectus for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit.

Additional purchase payments cannot be made to a contract with the Guaranteed Income Benefit. You are also limited in how much you can invest in certain subaccounts. See the Contracts - Investment Requirements.

There is no guarantee that the i4LIFE (Reg. TM) Guaranteed Income Benefit option will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit riders. However, a contractowner with the Lincoln Lifetime IncomeSM Advantage or the Lincoln Lifetime IncomeSM Advantage 2.0 (including Lincoln Lifetime IncomeSM Advantage
2.0 Protected Funds) who decides to drop Lincoln Lifetime IncomeSM Advantage or the Lincoln Lifetime IncomeSM Advantage 2.0 to purchase i4LIFE (Reg. TM) Advantage will be guaranteed the right to purchase the Guaranteed Income Benefit under the terms set forth in the Lincoln Lifetime IncomeSM Advantage or the Lincoln Lifetime IncomeSM Advantage 2.0 rider.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, is elected when you elect i4LIFE (Reg. TM) Advantage or during the Access Period, if still available for election, subject to terms and conditions at that time. You may choose not to purchase the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit at the time you purchase i4LIFE (Reg. TM) Advantage by indicating that you do not want the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit on the election form at the time that you purchase i4LIFE (Reg. TM) Advantage. If you intend to use the Guaranteed Amount from either the Lincoln SmartSecurity (Reg.
TM) Advantage or the Lincoln Lifetime IncomeSM Advantage riders or the Income Base from the Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds rider to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE (Reg. TM) Advantage.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE (Reg. TM) Advantage - General i4LIFE (Reg. TM) Provisions for an example.

There are four versions of the Guaranteed Income Benefit. Guaranteed Income Benefit (version 1) is no longer available for election. Guaranteed Income Benefit (version 2) may only be elected if you own a version of Lincoln Lifetime IncomeSM Advantage that guarantees you the right to elect that version. You may elect Guaranteed Income Benefit (version 3) after December 31, 2010 if you own a version of Lincoln Lifetime IncomeSM Advantage that guarantees you the right to elect that version. Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds or 4LATER (Reg. TM) Advantage Protected Funds who wish to elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) must elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds. Please refer to your Living Benefit rider regarding the availability of prior versions of Guaranteed Income Benefit.

Guaranteed Income Benefit (version 4). For Guaranteed Income Benefit (version
4) the initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base or Guaranteed Amount as applicable), based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected. The specified percentages and the corresponding age-bands for calculating the initial Guaranteed Income Benefit are outlined in the applicable table below.

Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for i4LIFE (Reg. TM) Advantage elections on or after May 21, 2012, or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 on or after April 2, 2012.

Age                     Percentage of Account Value, Income Base or Guaranteed Amount*
-------------------    ---------------------------------------------------------------
  Under age 40         2.0%
  40 - 54              2.5%
  55 - under 59.5      3.0%
  59.5 - 64            3.5%
  65 - 69              4.0%
  70 - 74              4.5%
  75 and above         5.0%



Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for i4LIFE (Reg. TM) Advantage elections prior to May 21, 2012, or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012.





Age                     Percentage of Account Value, Income Base or Guaranteed Amount*
-------------------    ---------------------------------------------------------------
  Under age 40         2.5%
  40 - 54              3.0%
  55 - under 59.5      3.5%
  59.5 - 64            4.0%
  65 - 69              4.5%
  70 - 79              5.0%
  80 and above         5.5%




* Purchasers of Lincoln SmartSecurity (Reg. TM) Advantage may use any remaining Guaranteed Amount (if greater than the Account Value) to calculate the initial Guaranteed Income Benefit. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Contractowners who elected Lincoln SmartSecurity (Reg. TM) Advantage will receive the currently available version of the Guaranteed Income Benefit.


Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for purchasers of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds on or after May 21, 2012, or purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds or 4LATER (Reg. TM) Advantage Protected Funds





Age (Single and Joint Life Options)       Percentage of Account Value or Income Base*
-------------------------------------    --------------------------------------------
  Under 40                               2.5%
  40 - 54                                3.0%
  55 - under 59.5                        3.5%
  59.5 - 64                              4.0%
  65 - 69                                4.5%
  70 - 79                                5.0%
  80 and above                           5.5%




*  Beginning April 2, 2012, purchasers of Lincoln Lifetime IncomeSM Advantage
   2.0 Protected Funds may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider's effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Beginning July 2, 2012, purchasers of 4LATER (Reg. TM) Advantage Protected Funds may use any remaining Income Base to establish the initial Guaranteed Income Benefit.


If the amount of your i4LIFE (Reg. TM) Advantage Regular Income Payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your Regular Income Payment. If your Regular Income Payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the

Account Value by the entire amount of the Guaranteed Income Benefit payment.) (Regular Income Payments also reduce the Account Value.) This payment will be made from the variable subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your death benefit. If your Account Value equals zero, no death benefit will be paid. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the annuitant (or the Secondary Life, if applicable) is living.


The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:



         o i4LIFE (Reg. TM) Account Value before market decline      $135,000
         o i4LIFE (Reg. TM) Account Value after market decline       $100,000
         o Guaranteed Income Benefit                                 $    810
         o Regular Income Payment after market decline               $    769
         o Account Value after market decline and Guaranteed         $ 99,190
         Income Benefit payment

The contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.


The Guaranteed Income Benefit (version 4) will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For non-qualified contracts, the step-up will occur annually on the first valuation date on or after each Periodic Income Commencement Date anniversary starting on the first Periodic Income Commencement Date anniversary. For qualified contracts, the step-up will occur annually on the valuation date of the first periodic income payment of each calendar year. The first step-up is the valuation date of the first periodic income payment in the next calendar year following the Periodic Income Commencement Date.

The following example illustrates how the initial Guaranteed Income Benefit (version 4) is calculated for a 60-year old contractowner with a nonqualified contract, and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 3.5% for a 60-year old per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for i4LIFE (Reg.
TM) Advantage Elections on or after May 21, 2012, table above. The example also assumes that the Account Value has increased due to positive investment returns resulting in a higher recalculated Regular Income Payment. See The Contracts - i4LIFE (Reg. TM) Advantage-Regular Income Payments during the Access Period for a discussion of recalculation of the Regular Income Payment.





8/1/2010 Amount of initial Regular Income Payment:                                    $  4,801
8/1/2010 Account Value at election of Guaranteed Income Benefit (version 4):          $100,000
8/1/2010 Initial Guaranteed Income Benefit (3.5% times $100,000 Account Value):       $  3,500
8/1/2011 Recalculated Regular Income Payment:                                         $  6,000
8/1/2011 Guaranteed Income Benefit after step-up (75% of $6,000):                     $  4,500



The contractowner's Guaranteed Income Benefit was increased to 75% of the recalculated Regular Income Payment.



At the time of a step-up of the Guaranteed Income Benefit the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 2.00%. This means that your charge may change every year. If we automatically administer a new step-up for you and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the date of the step-up. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. Step-ups will continue after a request to reverse a step-up. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

The next section describes any differences in how the Guaranteed Income Benefit works for Guaranteed Income Benefit (version 3), Guaranteed Income Benefit (version 2) and Guaranteed Income Benefit (version 1). All other features of the Guaranteed Income Benefit not discussed below are the same as in Guaranteed Income Benefit (version 4).

Guaranteed Income Benefit (version 3). Guaranteed Income Benefit (version 3) was available for purchase on or after January 20, 2009 to December 31, 2010 (unless version 3 is available for election at any time per the terms of a living benefit rider). For Guaranteed Income Benefit (version 3) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE (Reg. TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.

The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every Periodic Income Commencement Date anniversary during a 5-year step-up period. At the end of a step-up period you may elect a new step-up period by submitting a written request to the Servicing Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.

At the time of a reset of the step-up period the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every five years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the Periodic Income Commencement Date anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

Guaranteed Income Benefit (version 2). Guaranteed Income Benefit (version 2) was available for election prior to January 20, 2009 (unless version 2 is available for election at any time per the terms of a Living Benefit rider). For Guaranteed Income Benefit (version 2) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE (Reg. TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.

The Guaranteed Income Benefit will automatically step-up every three years on the Periodic Income Commencement Date anniversary to 75% of the current Regular Income Payment, if the result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary during a 15-year step-up period. At the end of a step-up period, you may elect a new 15-year step-up period by submitting a written request to the Servicing Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.

At the time of a reset of the 15-year step-up period the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every 15 years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the Periodic Income Commencement Date anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.


Guaranteed Income Benefit (version 1). If you have Guaranteed Income Benefit (version 1), your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level. This version is no longer available for election.

The next section describes certain guarantees in Living Benefit riders relating to the election of the Guaranteed Income Benefit.


Lincoln Lifetime IncomeSM Advantage 2.0. Contractowners who purchase Lincoln Lifetime IncomeSM Advantage 2.0 are guaranteed the ability in the future to purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) even if it is no longer available for sale. They are also guaranteed that the Guaranteed Income Benefit percentages and Access Period requirements will be at least as favorable as those available at the time they purchased Lincoln Lifetime IncomeSM Advantage 2.0. See The Contracts- Lincoln Lifetime IncomeSM Advantage 2.0.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). If this decision is made, the contractowner can use the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or since the rider's effective date (if there has not been an Automatic Annual Step-up) if greater than the Account Value to establish the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) at the terms in effect for purchasers of this rider. If the contractowner drops Lincoln Lifetime IncomeSM Advantage 2.0 and purchases i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) on the last day the contractowner is eligible to purchase i4LIFE (Reg. TM) Advantage, the contractowner may also use the current Guaranteed Annual Income amount, if higher, to establish the initial Guaranteed Income Benefit. This decision must be made by the maximum age to elect i4LIFE (Reg. TM) Advantage, which is age 95 for nonqualified contracts and age 80 for qualified contracts.

Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012 who have waited until after the 5th Benefit Year anniversary may elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit until age 99 for nonqualified contracts and 85 for qualified contracts.

Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds. Contractowners who elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds and purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds in accordance with the same terms set out above for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4). If this decision is made, the contractowner can use the greater of the Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the Account Value to establish the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds who wait until after the 5th Benefit Year anniversary may elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit until age 99 for nonqualified contracts and 85 for qualified contracts.

Lincoln SmartSecurity (Reg. TM) Advantage. Contractowners who purchased the Lincoln SmartSecurity (Reg. TM) Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the initial Guaranteed Income Benefit is determined, to calculate the Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be equal to the applicable percentage based on either the contractowner's age (single life) or the youngest age of either the contractowner or Secondary Life (if applicable), at the time the Guaranteed Income Benefit is elected, multiplied by the remaining Guaranteed Amount. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for elections on or after May 21, 2012 table above. In other words, the initial Guaranteed Income Benefit will equal the applicable percentage based on the contractowner's age multiplied by the remaining Guaranteed Amount (if greater than the Account Value).

The following is an example of how the Guaranteed Amount from Lincoln SmartSecurity (Reg. TM) Advantage or the Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 may be used to calculate the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). The example assumes that on the date that i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is elected the contractowner is 70 years of age and has made no withdrawals from the contract. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4.5% for a 70-year old per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for elections on or after May 21, 2012 table above. The example assumes an annual payment mode has been elected.





         Account Value (equals contract value on date i4LIFE (Reg. TM)      $100,000
         Advantage with Guaranteed Income Benefit (version 4) is
         elected):
         Guaranteed Amount/Income Base on date i4LIFE (Reg. TM)             $140,000
         Advantage with Guaranteed Income Benefit (version 4) is
         elected:
         Amount of initial Regular Income Payment:                          $  5,411    per year
         Initial Guaranteed Income Benefit (4.5% x $140,000                 $  6,300
         Guaranteed Amount/Income Base which is greater than
         $100,000 Account Value):



4LATER (Reg. TM) Advantage Protected Funds. Contractowners who elect the 4LATER (Reg. TM) Advantage Protected Funds rider must elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds in accordance with the same terms set out above for i4LIFE (Reg. TM) Advantage Guaranteed Income. When this decision is made, the contractowner can use the greater of the Income Base under 4LATERSM Advantage Protected Funds or the Account Value under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds to calculate the amount of the initial Guaranteed Income Benefit. All other provisions of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit apply.

Lincoln Lifetime IncomeSM Advantage. Contractowners who purchased Lincoln Lifetime IncomeSM Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit (version 2 or version 3 only). The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the contract value at the time the initial i4LIFE (Reg. TM) Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial Regular Income Payment times the remaining Guaranteed Amount divided by the contract value, if the Guaranteed Amount is greater than the contract value. See the Lincoln Lifetime IncomeSM Advantage - i4LIFE (Reg. TM) Advantage Option section for an example of calculation of the Guaranteed Income Benefit using the purchased Lincoln Lifetime IncomeSM Advantage Guaranteed Amount.

Contractowners who purchased Lincoln Lifetime IncomeSM Advantage may also choose to drop Lincoln Lifetime IncomeSM Advantage to purchase the version of the Guaranteed Income Benefit that is then currently available; however, only the Account Value and not the Guaranteed Amount will be used to establish the Guaranteed Income Benefit. For Guaranteed Income Benefit (version 4), the initial Guaranteed Income Benefit will be equal to the applicable percentage, which is based on the age of either the contractowner (single life option) or the youngest age of either the contractowner or Secondary Life (joint life option) at the time the Guaranteed Income Benefit is elected, multiplied by the Account Value. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. When you select the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:

  o A 4% assumed investment return (AIR) will be used to calculate the Regular Income Payments.
  o The minimum Access Period required for Guaranteed Income Benefit (version
     4) is the longer of 20 years (15 years for versions 2 and 3) or the difference between your age (nearest birthday) and age 100 (age 90 for version 4 prior to May 21, 2012; age 85 for versions 2 and 3). We may change this Access Period requirement prior to election of the Guaranteed Income Benefit. Different minimum Access Period requirements apply if you use the greater of the Account Value or Income Base under Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds or 4LATER (Reg. TM) Advantage Protected Funds to calculate the Guaranteed Income Benefit as set forth below:





                                      Minimum Access Period
                                            Elections of i4LIFE (Reg. TM) Advantage prior to the
                                                        5th Benefit Year Anniversary
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 on or after April 2, 2012   between your age and age 100
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 Protected Funds             between your age and age 90
 Purchasers of 4LATER (Reg. TM) Advantage
 Protected Funds
 Purchasers of Lincoln Lifetime IncomeSM
 Advantage 2.0 prior to April 2, 2012



                                            Elections of i4LIFE (Reg. TM) Advantage on and after
                                                      the 5th Benefit Year Anniversary
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 on or after April 2, 2012   between your age and age 95
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 15 years or the difference
 Advantage 2.0 Protected Funds             between your age and age 85
 Purchasers of 4LATER (Reg. TM) Advantage
 Protected Funds
 Purchasers of Lincoln Lifetime IncomeSM
 Advantage 2.0 prior to April 2, 2012






  o The maximum Access Period available for this benefit is to age 115 for non-qualified contracts; to age 100 for qualified contracts.


If you choose to lengthen your Access Period (which must be increased by a minimum of 5 years), your Regular Income Payment will be reduced. For versions 1, 2 and 3 of Guaranteed Income Benefit, an extension of your Access Period will also reduce your i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit in proportion to the reduction in the Regular Income Payment. This reduction of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit does not apply to Guaranteed Income Benefit (version 4). If you choose to shorten your Access Period, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit will terminate. Refer to the Example in the 4LATER (Reg. TM) Guaranteed Income Benefit section of this prospectus.


The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate due to any of the following events:

  o the death of the annuitant (or the later of the death of the annuitant or Secondary Life if a joint payout was elected); or
  o a contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency; or

  o upon written notice to us; or

  o assignment of the contract; or
  o failure to comply with Investment Requirements.

A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next Periodic Income Commencement Date anniversary. Termination will be only for the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified. However if you used the greater of the Account Value or Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds to establish the Guaranteed Income Benefit any termination of the Guaranteed Income Benefit will also result in a termination of the i4LIFE (Reg. TM) Advantage election. If you used your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years. If you terminate the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE (Reg. TM) Advantage Regular Income Payments will be recalculated. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.

Availability. The contractowner must be under age 95 for nonqualified contracts and under age 80 for qualified contracts at the time this rider is elected.

Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments and Guaranteed Income Benefit payments, if applicable, will be reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. The Interest Adjustment may apply.

The following example demonstrates the impact of a withdrawal on the Regular Income Payments and the Guaranteed Income Benefit payments:




         o i4LIFE (Reg. TM) Regular Income Payment before Withdrawal      $  1,200
         o Guaranteed Income Benefit before Withdrawal                    $    900
         o Account Value at time of Additional Withdrawal                 $150,000
         o Additional Withdrawal                                          $ 15,000   (a 10% withdrawal)


     Reduction in i4LIFE (Reg. TM) Regular Income Payment for Withdrawal = $1,200 X 10 % = $120
     i4LIFE (Reg. TM) Regular Income Payment after Withdrawal = $1,200 - $120 = $1,080


     Reduction in Guaranteed Income Benefit for Withdrawal = $900 X 10% = $90 Guaranteed Income Benefit after Withdrawal = $900 - $90 = $810


Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made. The Interest Adjustment may apply.


Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next valuation date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE (Reg. TM) Advantage death benefit will terminate and you may choose the Guarantee of Principal (if you had the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit) or Account Value death benefit options. Upon termination, we will stop assessing the charge for i4LIFE (Reg. TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the new death benefit option. Your contract value upon termination will be equal to the Account Value on the valuation date we terminate i4LIFE (Reg. TM) Advantage.

For non-qualified contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.


4LATER (Reg. TM) Advantage


4LATER (Reg. TM) Advantage is a rider that is available to protect against market loss by providing you with a method to receive a minimum payout from your annuity. The rider provides an Income Base (described below) prior to the time you begin taking payouts from your annuity. If you elect 4LATER (Reg. TM) Advantage, you must elect i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit to receive a benefit from 4LATER (Reg. TM) Advantage. Election of these riders may limit how much you can invest in certain subaccounts. See The Contracts - Investment Requirements. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Advantage charge.

This rider will no longer be available for sale beginning on or around July 2, 2012, or when the 4LATER (Reg. TM) Advantage Protected Funds rider is available in your state, whichever is later. Please check with your registered representative for availability.



4LATER (Reg. TM) Advantage Before Payouts Begin

The following discussion applies to 4LATER (Reg. TM) Advantage during the accumulation phase of your annuity, referred to as 4LATER (Reg. TM). This is prior to the time any payouts begin under i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit.

Income Base. The Income Base is a value established when you purchase 4LATER (Reg. TM) and will only be used to calculate the minimum payouts available under your contract at a later date. The Income Base is not available for withdrawals or as a death benefit. If you elect 4LATER (Reg. TM) at the time you purchase the contract, the Income Base initially equals the purchase payments. If you elect 4LATER (Reg. TM) after we issue the contract, the Income Base will initially equal the contract value on the 4LATER (Reg. TM) Effective Date. Additional purchase payments automatically increase the Income Base by the amount of the purchase payments. Additional purchase payments will not be allowed if the contract value is zero. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

As described below, during the accumulation phase, the Income Base will be automatically enhanced by 15% (adjusted for additional purchase payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current contract value if your contract value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln New York automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE (Reg. TM) Advantage and establish the 4LATER (Reg. TM) Guaranteed Income Benefit, the Income Base (if higher than the contract value) is used in the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit calculation.

Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER (Reg. TM) Effective Date, or on the date of any reset of the Income Base to the contract value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for purchase payments and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current contract value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.

Future Income Base. 4LATER (Reg. TM) provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE (Reg. TM) Advantage is elected, you terminate 4LATER (Reg. TM) or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATER (Reg. TM) charge will then be assessed on this newly adjusted Income Base, but the percentage charge will not change.

Any purchase payment made after the 4LATER (Reg. TM) Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the purchase payment, plus 15% of that purchase payment.


Example:


         Initial Purchase Payment                                $100,000
         Purchase Payment 60 days later                          $ 10,000
                                                                 --------
         Income Base                                             $110,000
         Future Income Base (during the 1st Waiting Period)      $126,500   ($110,000 x 115%)
         Income Base (after 1st Waiting Period)                  $126,500
         New Future Income Base (during 2nd Waiting Period)      $145,475   ($126,500 x 115%)

Any purchase payments made after the 4LATER (Reg. TM) Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the purchase payment plus 15% of that purchase payment on a pro-rata basis for the number of full years remaining in the current Waiting Period.


Example:


         Income Base                                                $100,000
         Purchase Payment in Year 2                                 $ 10,000
                                                                    --------
         New Income Base                                            $110,000
         Future Income Base (during 1st Waiting Period-Year 2)      $125,500   ($100,000 x 115%) + ($10,000 x 100%) +
                                                                               (10,000 x 15% x 1/3)
         Income Base (after 1st Waiting Period)                     $125,500
         New Future Income Base (during 2nd Waiting Period)         $144,325   (125,500 x 115%)

Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

During any subsequent Waiting Periods, if you elect to reset the Income Base to the contract value, the Future Income Base will equal 115% of the contract value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current contract value below.

In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the contractowner to establish a 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.


Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER (Reg. TM) Effective Date. The Maximum Income Base will be increased by 200% of any additional purchase payments. In all circumstances, the Maximum Income Base can never exceed $10,000,000. This maximum takes into consideration the combined guaranteed amounts from any Living Benefit riders under all Lincoln New York contracts (or contracts issued by our affiliates) owned by you or on which you are the annuitant.


After a reset to the current contract value, the Maximum Income Base will equal 200% of the contract value on the valuation date of the reset not to exceed $10,000,000.

Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.


Example:

      Income Base                             $100,000      Maximum Income Base                   $200,000
      Purchase Payment in Year 2              $ 10,000      Increase to Maximum Income Base       $ 20,000
      New Income Base                         $110,000      New Maximum Income Base               $220,000
      Future Income Base after Purchase       $125,500      Maximum Income Base                   $220,000
       Payment
      Income Base (after 1st Waiting          $125,500
       Period)
      Future Income Base (during 2nd          $144,325      Maximum Income Base                   $220,000
       Waiting Period)
      Contract Value in Year 4                $112,000
      Withdrawal of 10%                       $ 11,200
      After Withdrawal (10% adjustment)
-----------------------------------------
      Contract Value                          $100,800
      Income Base                             $112,950
      Future Income Base                      $129,892      Maximum Income Base                   $198,000

Resets of the Income Base to the current contract value ("Resets"). You may elect to reset the Income Base to the current contract value at any time after the initial Waiting Period following: (a) the 4LATER (Reg. TM) Effective Date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the annuitant must be under age 81. You might consider resetting the Income Base if your contract value has increased above the Income Base (including the 15% automatic Enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the contract value, the 15% automatic Enhancement will not apply until the end of the next Waiting Period.

This reset may be elected by sending a written request to our Servicing Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the contract value is higher than the Income Base (after the Income Base has been reset to the Future Income
Base), we will implement this election and the Income Base will be equal to the contract value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE (Reg. TM) Advantage, the annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the contract value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Servicing Office.

At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge will change to the current charge in effect at the time of the reset, not to exceed the guaranteed maximum charge. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next valuation date after notice of the reset is approved by us.

We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER (Reg. TM) Effective Date and starting with each anniversary of the 4LATER (Reg. TM) Effective Date after that. If the contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.

Eligibility. To purchase 4LATER (Reg. TM) Advantage, the annuitant must be age 80 or younger. If you plan to elect i4LIFE (Reg. TM) Advantage within three years of the issue date of 4LATER (Reg. TM) Advantage, you will not receive the benefit of the Future Income Base.

4LATER (Reg. TM) Rider Effective Date. If 4LATER (Reg. TM) is elected at contract issue, then it will be effective on the contract's effective date. If 4LATER (Reg. TM) is elected after the contract is issued (by sending a written request to our Servicing Office), then it will be effective on the next valuation date following approval by us.


4LATER (Reg. TM) Guaranteed Income Benefit


When you are ready to elect i4LIFE (Reg. TM) Advantage Regular Income Payments, the greater of the Income Base accumulated under 4LATER (Reg. TM) or the contract value will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The 4LATER (Reg. TM) Guaranteed Income Benefit is a minimum payout floor for your i4LIFE (Reg. TM) Advantage Regular Income Payments. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit charge.

The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or contract value (or Guaranteed Amount if applicable) on the Periodic Income Commencement Date, by 1000 and multiplying the result by the rate per $1000 from the Guaranteed Income Benefit Table in your 4LATER (Reg.
TM) rider. If the contract value is used to establish the 4LATER (Reg. TM) Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE (Reg. TM) Advantage Regular Income Payment

(which is also based on the contract value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the contract value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE (Reg. TM) Advantage Regular Income Payment.

If the amount of your i4LIFE (Reg. TM) Advantage Regular Income Payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the 4LATER (Reg. TM) Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER (Reg. TM) Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER (Reg. TM) Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE (Reg.
TM) Advantage Regular Income Payment. If your Regular Income Payment is less than the 4LATER (Reg. TM) Guaranteed Income Benefit, we will reduce your i4LIFE (Reg. TM) Advantage Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the 4LATER (Reg. TM) Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the subaccounts and the fixed account on a pro-rata basis according to your investment allocations.


The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:



         o i4LIFE (Reg. TM) Account Value before market decline      $135,000
         o i4LIFE (Reg. TM) Account Value after market decline       $100,000
         o Guaranteed Income Benefit                                 $    810
         o Regular Income Payment after market decline               $    769
         o Account Value after market decline and Guaranteed         $ 99,190
         Income Benefit payment

If your Account Value reaches zero as a result of withdrawals to provide the 4LATER (Reg. TM) Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER (Reg. TM) Guaranteed Income Benefit.


When your Account Value reaches zero, your i4LIFE (Reg. TM) Advantage Access Period will end and the i4LIFE (Reg. TM) Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER (Reg. TM) Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your death benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER (Reg. TM) Guaranteed Income Benefit for as long as the annuitant (or the secondary life, if applicable) is living (i.e., the i4LIFE (Reg. TM) Advantage Lifetime Income Period). If your Account Value equals zero, no death benefit will be paid.

If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the 4LATER (Reg. TM) Guaranteed Income Benefit, the 4LATER (Reg. TM) Guaranteed Income Benefit will never come into effect.

The 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current Regular Income Payment, if that result is greater than the immediately prior 4LATER (Reg. TM) Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary for 15 years. At the end of a 15-year step-up period, the contractowner may elect a new 15-year step-up period by submitting a written request to the Servicing Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln New York administer this election for you. At the time of a reset of the 15 year period, the charge for the 4LATER (Reg. TM) Guaranteed Income Benefit will become the current charge up to the guaranteed maximum charge of 1.50% (i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charge). After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost). If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred.

Additional purchase payments cannot be made to your contract after the Periodic Income Commencement Date. The 4LATER (Reg. TM) Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your financial adviser.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period. See i4LIFE (Reg. TM) Advantage - Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE (Reg. TM) Advantage Regular Income Payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER (Reg. TM) Guaranteed Income Benefit currently is the longer of 15 years or the difference between your current age (nearest birthday) and age 85. We reserve the right to increase this minimum prior to election of 4LATER (Reg. TM) Advantage, subject to the terms in your rider. (Note: i4LIFE (Reg. TM) Advantage may allow a shorter Access Period if a Guaranteed Income Benefit is not provided.)

If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your Regular Income Payment, your 4LATER (Reg. TM) Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER (Reg. TM) Guaranteed Income Benefit will be adjusted in proportion to the reduction in the Regular Income Payment. If you choose to shorten your Access Period, the 4LATER (Reg. TM) rider will terminate.

When you make your 4LATER (Reg. TM) Guaranteed Income Benefit and i4LIFE (Reg.
TM) Advantage elections, you must also choose an assumed investment return of 4% to calculate your i4LIFE (Reg. TM) Advantage Regular Income Payments. Once you have elected 4LATER (Reg. TM), the assumed investment return rate will not change; however, we may change the required assumed investment return rate in the future for new purchasers only.

The following is an example of what happens when you extend the Access Period:

     Assume:
     i4LIFE (Reg. TM) Advantage remaining Access Period = 10 years

     Current i4LIFE (Reg. TM) Advantage Regular Income Payment = $6,375

     Current 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692

     Extend Access Period 5 years:

     i4LIFE (Reg. TM) Advantage Regular Income Payment after extension = $5,355 Percentage change in i4LIFE (Reg. TM) Advantage Regular Income Payment =
   $5,355 - $6,375 = 84%

     New 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692 x 84% = $4,781


Termination. After the later of the third anniversary of the 4LATER (Reg. TM) rider Effective Date or the most recent Reset, the 4LATER (Reg. TM) rider may be terminated upon written notice to us. Prior to the Periodic Income Commencement Date, 4LATER (Reg. TM) will automatically terminate upon any of the following events:
 o termination of the contract to which the 4LATER (Reg. TM) rider is attached;

 o the change of or the death of the annuitant (except if the surviving spouse assumes ownership of the contract and the role of the annuitant upon death of the contractowner); or
 o the change of contractowner (except if the surviving spouse assumes ownership of the contract and the role of annuitant upon the death of the contractowner), including the assignment of the contract.


After the Periodic Income Commencement Date, the 4LATER (Reg. TM) rider will terminate due to any of the following events:

 o the death of the annuitant (or the later of the death of the annuitant or secondary life if a joint payout was elected); or

 o a contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency.

A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next Periodic Income Commencement Date anniversary. Termination will be only for the 4LATER (Reg. TM) Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.

If you terminate 4LATER (Reg. TM) prior to the Periodic Income Commencement Date, you must wait one year before you can re-elect 4LATER (Reg. TM) or purchase the Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage 2.0. If you terminate the 4LATER (Reg. TM) rider on or after the Periodic Income Commencement Date, you cannot re-elect it. You may be able to elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, after one year. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.


Availability. Check with your registered representative regarding availability. You cannot elect 4LATER (Reg. TM) after an annuity payout option or i4LIFE (Reg. TM) Advantage has been elected, and it cannot be elected on contracts that currently have Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage 2.0.

Contractowners who drop Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage and elect 4LATER (Reg. TM) will not carry their Guaranteed Amount over into the new 4LATER (Reg. TM). The 4LATER (Reg. TM) Income Base will be established based on the contractowner's contract value on the effective date of 4LATER (Reg. TM). Likewise, contractowners who drop Lincoln Lifetime IncomeSM Advantage 2.0 and elect 4LATER (Reg. TM) will not carry their Income Base over into the new 4LATER (Reg. TM). Contractowners who drop Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage 2.0 will have to wait one year before they can elect 4LATER (Reg. TM). See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage 2.0.


Annuity Payouts


When you apply for a contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, contractowners with Lincoln SmartSecurity (Reg. TM) Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payout Option. Contractowners with Lincoln Lifetime IncomeSM Advantage may elect the Maximum Annual Withdrawal Amount Annuity Payout option. Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 may elect the Guaranteed Annual Income Amount Annuity Payout option.


The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.


Annuity Options

The annuity options outlined below do not apply to contractowners who have elected i4LIFE (Reg. TM) Advantage, the Maximum Annual Withdrawal Amount Annuity Payout option, the Guaranteed Amount Annuity Payout option, or the Guaranteed Annual Income Amount Annuity Payout option.

Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus
 o the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death.

The value of the number of annuity units is computed on the date the death claim is approved for payment by the Servicing Office.

Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the annuitant with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.

Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an annuity payout option as a method of paying the death benefit to a beneficiary. If you do, the beneficiary cannot change this payout option. You may change or revoke in writing to our Servicing Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an annuity payout option, the beneficiary may choose any annuity payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.


General Information


Any previously selected death benefit in effect before the Annuity Commencement Date will no longer be available on and after the Annuity Commencement Date. You may change the Annuity Commencement Date, change the annuity option or change the allocation of the investment among subaccounts up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Servicing Office. You must give us at least 30 days notice before the date on which you want payouts to begin. Annuity payouts cannot commence within twelve months of the effective date of the contract.


Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in case of joint life annuity) will be paid to you or your beneficiary as payouts become due after we are in receipt of:
 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o all claim forms, fully completed.


Variable Annuity Payouts

Variable annuity payouts will be determined using:

 o The contract value on the Annuity Commencement Date, less applicable premium taxes;

 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.


Annuity payouts assume an investment return of 3%, 4% or 5% per year, as applied to the applicable mortality table. You may choose your assumed interest rate at the time you elect a variable annuity payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.



Fixed Side of the Contract


Purchase payments and contract value allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the New York State Department of Financial Services as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.


In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.


We guarantee an annual effective interest rate of not less than 1.50% per year on amounts held in a fixed account.

ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED. Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the guaranteed period is subject to the interest adjustment. This may reduce your value upon surrender, withdrawal or transfer, but will not reduce the amount below the value it would have had if 1.50% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed account.

Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time. At this time, the fixed account is available for dollar cost averaging only. Please contact your registered representative for further information.



Guaranteed Periods


The fixed account is divided into separate Guaranteed Periods, which credit guaranteed interest.

You may allocate purchase payments to one or more Guaranteed Periods of 1 to 10 years. We may add Guaranteed Periods or discontinue accepting purchase payments into one or more Guaranteed Periods at any time. Each purchase payment allocated to the fixed account will start its own Guaranteed Period and will earn a guaranteed interest rate. The duration of the Guaranteed Period affects the guaranteed interest rate of the fixed account. A Guaranteed Period ends on the date after the number of calendar years in the Guaranteed Period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the Guaranteed Period. Amounts surrendered, transferred or withdrawn prior to the end of the Guaranteed Period will be subject to the Interest Adjustment. Each Guaranteed Period purchase payment will be treated separately for purposes of determining any applicable Interest Adjustment. You may transfer amounts from the fixed account to the variable subaccount(s) subject to the following restrictions:
 o Fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
 o the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.

Because of these restrictions, it may take several years to transfer amounts from the fixed account to the variable subaccounts. Any amount withdrawn from the fixed account may be subject to any applicable account fees and premium taxes.

We will notify the contractowner in writing at least 45 but not more than 75 days prior to the expiration date for any Guaranteed Period amount. A new Guaranteed Period of the same duration as the previous Guaranteed Period will begin automatically at the end of the previous Guaranteed Period, unless we receive, prior to the end of a Guaranteed Period, a written election by the contractowner. The written election may request the transfer of the Guaranteed Period amount to a different Guaranteed Period account or to a variable subaccount from among those being offered by us. Transfers of any Guaranteed Period amount which become effective upon the date of expiration of the applicable Guaranteed Period are not subject to the limitation of twelve transfers per contract year or the additional fixed account transfer restrictions.



Small Contract Surrenders


We may surrender your contract, in accordance with New York law if:

 o your contract value drops below certain state specified minimum amounts ($2,000 or less) for any reason, including if your contract value decreases due to the performance of the subaccounts you selected;
 o no purchase payments have been received for three (3) full, consecutive contract years; and

 o the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month (these requirements may differ in some states).


At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional purchase payments to bring your contract value above the minimum level to avoid surrender. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit riders.


Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect contractowners.


If, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the money market sub-account until the fund is liquidated. Payment of contract proceeds from the fixed account may be delayed for up to six months.


Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment and/or deny payment of a request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a contractowner's account to government regulators.


Reinvestment Privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal.

This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Servicing Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the Servicing

Office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). Any taxable distribution that is reinvested may still be reported as taxable. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.



Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).



Distribution of the Contracts

Lincoln Financial Distributors ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln New York and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors and/or Lincoln Financial Securities Corporation (collectively "LFN"), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us ("Selling Firms"). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer "non-cash compensation", as defined under FINRA's rules, which includes among other things, merchandise, gifts and prizes, office space and equipment, seminars and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.


Compensation Paid to LFN. The maximum commission the Principal Underwriter pays to LFN is 2.00% of purchase payments, plus up to 0.25% quarterly based on contract value. LFN may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFN is 4.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves.


Lincoln New York also pays for the operating and other expenses of LFN, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its sales representatives a portion of the commissions received for their sales of contracts. LFN sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN sales representatives and/or their managers qualify for such benefits. LFN sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.


Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFN, is 2.50% of purchase payments, plus up to 0.30% quarterly based on contract value. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 4.00% of annuitized value and/or ongoing annual compensation of up to 1.15% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.


LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; (5) and inclusion in the financial products the Selling Firm offers.

Lincoln New York may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.

These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2011 is contained in the SAI.

Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. A marketing expense allowance is paid to American Funds Distributors (AFD) in consideration of the marketing assistance AFD provides to LFD. This allowance, which ranges from 0.10% to 0.16% is based on the amount of purchase payments initially allocated to the American Funds Insurance Series underlying the variable annuity. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.



Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln New York. This prospectus provides a general description of the material features of the contract. Questions about your contract should be directed to us at 1-888-868-2583.



Federal Tax Matters

Introduction

The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code ("Code"), Treasury Regulations and applicable IRS guidance to your individual situation.



Nonqualified Annuities


This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.



Tax Deferral On Earnings


Under the Code, you are generally not subject to tax on any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the Code must treat the contract as owned by an individual).

 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
 o Your right to choose particular investments for a contract must be limited.

 o The Annuity Commencement Date must not occur near the end of the annuitant's life expectancy.



Contracts Not Owned By An Individual


If a contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, bonus credits and persistency credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:

 o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
 o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the annuity payout period;
 o Contracts acquired by an estate of a decedent;
 o Certain qualified contracts;

 o Contracts purchased by employers upon the termination of certain qualified plans; and
 o Certain contracts used in connection with structured settlement agreements.


Investments In The VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."


Restrictions


The Code limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent in an attempt to prevent you from being considered as the owner of the assets of the VAA for purposes of the Code, you as the owner of the assets of the VAA.



Loss Of Interest Deduction

After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses.


Age At Which Annuity Payouts Begin


The Code does not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments, bonus credits, persistency credits and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the contract will not be treated as an annuity for purposes of the Code. In that event, you would be currently taxed on the excess of the contract value over the purchase payments of the contract.



Tax Treatment Of Payments


We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity under the Code and that any increase in your contract value will not be taxed until there is a distribution from your contract.



Taxation Of Withdrawals And Surrenders


You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your purchase payments. In certain circumstances, your purchase payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has a Living Benefit rider, and if the guaranteed amount under that rider immediately before a withdrawal exceeds your contract value, the Code may require that you include those additional amounts in your income. Please consult your tax adviser.



Taxation Of Annuity Payouts, Including Regular Income Payments


The Code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than Regular Income Payments, are taken from i4LIFE (Reg. TM) Advantage during the Access Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.



Taxation Of Death Benefits


We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the Annuity Commencement Date.

Death prior to the Annuity Commencement Date:

 o If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.

 o If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.


Death after the Annuity Commencement Date:

 o If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.

 o If death benefits are received in a lump sum, the Code imposes tax on the amount of death benefits which exceeds the amount of purchase payments not previously received.



Penalty Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts


The Code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or annuity payouts that:

 o you receive on or after you reach 591/2,

 o you receive because you became disabled (as defined in the Code),

 o you receive from an immediate annuity,
 o a beneficiary receives on or after your death, or
 o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).


Unearned Income Medicare Contribution


Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income," or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. The tax is effected for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.



Special Rules If You Own More Than One Annuity Contract


In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described previously.



Loans and Assignments


Except for certain qualified contracts, the Code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your contract value, as a withdrawal of such amount or portion.



Gifting A Contract

If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the extent it exceeds your purchase payments not previously received. The new owner's purchase payments in the contract would then be increased to reflect the amount included in income.


Charges for Additional Benefits

Your contract automatically includes a basic death benefit and may include other optional riders. Certain enhancements to the basic death benefit may also be available to you. The cost of the basic death benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the death benefit and other optional rider charges, if any, as a contract withdrawal.


Qualified Retirement Plans


We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.

Types of Qualified Contracts and Terms of Contracts


Qualified plans may include the following:

 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
 o Roth 403(b) plans


Beginning January 1, 2012, our individual variable annuity products will no longer be available for use in connection with qualified plan accounts described in the lists above, with the exception of Traditional IRA, SEP IRA and Roth IRA arrangements or Plans.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the Code's requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

Pursuant to new tax regulations, starting September 24, 2007, the contract is not available for purchase under a 403(b) plan and since July 31, 2008, we do not accept additional premiums or transfers to existing 403(b) contracts. Also, we now are generally required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer processing payments you request until all information required under the Code has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, your contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.



Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example:
 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.
 o Minimum annual distributions are required under most qualified plans once you reach a certain age, typically age 701/2, as described below.
 o Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.


Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.



Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.


The IRS regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced death benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.


Federal Penalty Taxes Payable on Distributions


The Code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The Code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:

 o received on or after the annuitant reaches 591/2,

 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the Code),

 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or
 o received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.


Unearned Income Medicare Contribution


Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income," or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.



Transfers and Direct Rollovers

As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.


Death Benefit and IRAs

Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain death benefit options may not be available for all of our products.


Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our Tax Status


Under the Code, we are not required to pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under the Code, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If there are any changes in the Code that require us to pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.



Changes in the Law


The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.




Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.


Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each contractowner provide their voting instructions to us. Even though contractowners may choose not to provide voting instruction, the shares of a fund to which such contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.


Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln New York may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Return Privilege


Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to Lincoln Life & Annuity Company of New York at PO Box 2348, Fort Wayne, IN 46801-2348. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the contract value as of the valuation date on which we receive the cancellation request, plus any premium taxes which had been deducted. A purchaser who participates in the VAA is subject to the risk of a market loss on the contract value during the free-look period.


IRA purchasers will receive the greater of purchase payments or contract value as of the valuation date on which we receive the cancellation request.


State Regulation


As a life insurance company organized and operated under New York law, we are subject to provisions governing life insurers and to regulation by the New York Superintendent of Insurance. Our books and accounts are subject to review and examination by the New York State Department of Financial Services at all times. A full examination of our operations is conducted by that Department at least every five years.



Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Servicing Office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.


Other Information

You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.


Legal Proceedings


In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period.

Contents of the Statement of Additional Information (SAI) for Lincoln New York Account N for Variable Annuities


Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment
Calculations
Determination of Accumulation and Annuity Unit
Value
Capital Markets
Advertising & Ratings
Additional Services
Other Information
Financial Statements

For a free copy of the SAI complete the form below.











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                    Lincoln ChoicePlus AssuranceSM (C Share)
               Lincoln New York Account N for Variable Annuities










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Please send me a free copy of the current Statement of Additional Information for Lincoln New York Account N for Variable
                                   Annuities.


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Mail to Lincoln Life & Annuity Company of New York, PO Box 2348, Fort Wayne, IN 46801-2348.

Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to accumulation unit values and accumulation units for contracts purchased before July 22, 2005 for funds in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.




                             with EGMDB                                      with GOP
             -------------------------------------------    -------------------------------------------
              Accumulation unit value                        Accumulation unit value
             --------------------------      Number of      --------------------------      Number of
              Beginning        End of       accumulation     Beginning        End of       accumulation
              of period        period          units         of period        period          units
             -----------    -----------    -------------    -----------    -----------    -------------
             (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in
                                                       2004)
AllianceBernstein VPS Global Thematic Growth
2003  .          N/A            N/A             N/A             N/A            N/A             N/A
2004  .          N/A            N/A             N/A             N/A            N/A             N/A
2005  .          N/A            N/A             N/A             N/A            N/A             N/A
2006  .          N/A            N/A             N/A             N/A            N/A             N/A
2007  .          N/A            N/A             N/A             N/A            N/A             N/A
2008  .          N/A            N/A             N/A             N/A            N/A             N/A
2009  .          N/A            N/A             N/A             N/A            N/A             N/A
2010  .          N/A            N/A             N/A             N/A            N/A             N/A
2011  .          N/A            N/A             N/A             N/A            N/A             N/A
---------        --             --              --------        --             --              ---
AllianceBernstein VPS Growth and Income
2003  .          N/A            N/A             N/A             N/A            N/A             N/A
2004  .          N/A            N/A             N/A            12.105         13.157            10
2005  .         11.222         11.546             2            13.157         13.550             9
2006  .         11.546         13.286             2            13.550         15.607            10
2007  .         13.286         13.703             2            15.607         16.114             9
2008  .         13.703          7.993             2            16.114          9.409             8
2009  .          7.993          9.462             2             9.409         11.150             6
2010  .          9.462         10.499             2            11.150         12.384             6
2011  .          N/A            N/A             N/A            12.384         12.933             6
---------       ------         ------           ---            ------         ------           ---
AllianceBernstein VPS International Value
2006  .          N/A            N/A             N/A             N/A            N/A             N/A
2007  .          N/A            N/A             N/A             N/A            N/A             N/A
2008  .          N/A            N/A             N/A             N/A            N/A             N/A
2009  .          N/A            N/A             N/A             N/A            N/A             N/A
2010  .          N/A            N/A             N/A             N/A            N/A             N/A
2011  .          N/A            N/A             N/A             N/A            N/A             N/A
---------       ------         ------           ---            ------         ------           ---
AllianceBernstein VPS Large Cap Growth
2003  .          N/A            N/A             N/A             N/A            N/A             N/A
2004  .          N/A            N/A             N/A             N/A            N/A             N/A
2005  .          N/A            N/A             N/A             N/A            N/A             N/A
2006  .          N/A            N/A             N/A             N/A            N/A             N/A
2007  .          N/A            N/A             N/A             N/A            N/A             N/A
2008  .          N/A            N/A             N/A             N/A            N/A             N/A
2009  .          N/A            N/A             N/A             N/A            N/A             N/A
2010  .          N/A            N/A             N/A             N/A            N/A             N/A
2011  .          N/A            N/A             N/A             N/A            N/A             N/A
---------       ------         ------           ---            ------         ------           ---
AllianceBernstein VPS Small/Mid Cap Value
2003  .          N/A            N/A             N/A             N/A            N/A             N/A
2004  .          N/A            N/A             N/A             N/A            N/A             N/A
2005  .         17.726         18.593             3            15.267         16.159             1*
2006  .         18.593         20.886             1*           16.159         18.170             1*
2007  .          N/A            N/A             N/A            18.170         18.163             1*
2008  .          N/A            N/A             N/A            18.163         11.491             1*
2009  .          N/A            N/A             N/A            11.491         16.140             1*
2010  .          N/A            N/A             N/A            16.140         20.118             1*
2011  .          N/A            N/A             N/A            20.118         18.100             1*
---------       ------         ------           ---            ------         ------           ---

                             with EGMDB                                      with GOP
             -------------------------------------------    -------------------------------------------
              Accumulation unit value                        Accumulation unit value
             --------------------------      Number of      --------------------------      Number of
              Beginning        End of       accumulation     Beginning        End of       accumulation
              of period        period          units         of period        period          units
             -----------    -----------    -------------    -----------    -----------    -------------
             (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in
                                                       2004)
American Century Investments VP Inflation Protection Fund
2004  .         10.291         10.405             1*           10.274         10.411              8
2005  .         10.405         10.394             4            10.411         10.410              8
2006  .         10.394         10.384             4            10.410         10.412              9
2007  .         10.384         11.186             4            10.412         11.226              9
2008  .         11.186         10.826             4            11.226         10.877              8
2009  .         10.826         11.740             4            10.877         11.806              4
2010  .         11.740         12.136             3            11.806         12.217              3
2011  .         12.136         13.340             1*           12.217         13.442              3
---------       ------         ------             -            ------         ------              -
American Funds Global Growth Fund
2004  .         10.108         11.266            20             N/A            N/A             N/A
2005  .         11.266         12.642            21            11.420         12.661              1*
2006  .         12.642         14.975             1*           12.661         15.013              1*
2007  .         14.975         16.917             1*           15.013         16.977              1*
2008  .         16.917         10.252             1*           16.977         10.299              1*
2009  .         10.252         14.350             1*           10.299         14.430              1*
2010  .         14.350         15.774             1*           14.430         15.877              1*
2011  .         15.774         14.137             1*           15.877         14.244              1*
---------       ------         ------            --            ------         ------           ----
American Funds Global Small Capitalization Fund
2003  .          N/A            N/A             N/A             N/A            N/A             N/A
2004  .          8.492         10.097            65            14.135         16.823              4
2005  .         10.097         12.450            64            16.823         20.764              5
2006  .         12.450         15.192            20            20.764         25.362              5
2007  .         15.192         18.146             3            25.362         30.324              4
2008  .         18.146          8.296             3            30.324         13.877              4
2009  .          8.296         13.162             2            13.877         22.039              4
2010  .         13.162         15.848             2            22.039         26.564              4
2011  .         15.848         12.604             2            26.564         21.148              4
---------       ------         ------           ---            ------         ------           ----
American Funds Growth Fund
2003  .          N/A            N/A             N/A            11.570         12.318         10,727
2004  .          7.224          7.994           164            12.318         13.644             17
2005  .          7.994          9.136           172            13.644         15.610             17
2006  .          9.136          9.904            93            15.610         16.940             17
2007  .          9.904         10.945            10            16.940         18.739             16
2008  .         10.945          6.032            10            18.739         10.338             16
2009  .          6.032          8.272             9            10.338         14.190             14
2010  .          8.272          9.657             5            14.190         16.582             13
2011  .          9.657          9.092             2            16.582         15.629             14
---------       ------         ------           ---            ------         ------         ------
American Funds Growth-Income Fund
2003  .          N/A            N/A             N/A            12.110         12.293          6,865
2004  .         11.016         11.960           111            12.293         13.359             16
2005  .         11.960         12.450           123            13.359         13.921             16
2006  .         12.450         14.108            72            13.921         15.791             15
2007  .         14.108         14.577            21            15.791         16.332             14
2008  .         14.577          8.911            14            16.332          9.994             11
2009  .          8.911         11.504            15             9.994         12.915              9
2010  .         11.504         12.609            15            12.915         14.169              9
2011  .         12.609         12.175            13            14.169         13.696              9
---------       ------         ------           ---            ------         ------         ------
American Funds International Fund
2003  .          N/A            N/A             N/A            12.986         13.199          2,944
2004  .          6.855          8.045            57            13.199         15.507              3
2005  .          8.045          9.615            60            15.507         18.551              3
2006  .          9.615         11.253            34            18.551         21.733              3
2007  .         11.253         13.285            12            21.733         25.683              3
2008  .         13.285          7.563            11            25.683         14.635              1*
2009  .          7.563         10.643            10            14.635         20.617              1*
2010  .         10.643         11.226            11            20.617         21.769              1*
2011  .         11.226          9.500            11            21.769         18.440              1*
---------       ------         ------           ---            ------         ------         ------
Blackrock Global Allocation VI
2009  .          N/A            N/A             N/A             N/A            N/A             N/A
2010  .          N/A            N/A             N/A             N/A            N/A             N/A
2011  .          N/A            N/A             N/A             N/A            N/A             N/A
---------       ------         ------           ---            ------         ------         ------

                            with EGMDB                                   with GOP
             ----------------------------------------    ----------------------------------------
             Accumulation unit value                     Accumulation unit value
             -----------------------      Number of      -----------------------      Number of
              Beginning      End of      accumulation     Beginning      End of      accumulation
              of period      period         units         of period      period         units
             -----------    --------    -------------    -----------    --------    -------------
                (Accumulation unit value in dollars. Number of accumulation units in thousands beginning
                                                   in 2004)
Delaware VIP (Reg. TM) Diversified Income Series
2004  .      10.231         10.872             2           10.043       10.878              4
2005  .      10.872         10.631             2           10.878       10.648              4
2006  .      10.631         11.248            12           10.648       11.277              4
2007  .      11.248         11.884            26           11.277       11.927              4
2008  .      11.884         11.117             2           11.927       11.169              3
2009  .      11.117         13.851             2           11.169       13.928              2
2010  .      N/A              N/A            N/A           13.928       14.793              1*
2011  .      N/A              N/A            N/A           14.793       15.462              1*
---------    ------         ------           ---           ------       ------              -
Delaware VIP (Reg. TM) Emerging Markets Series
2004  .      17.478         19.349             1*           N/A           N/A            N/A
2005  .      19.349         24.193             3           13.573       16.987              1*
2006  .      24.193         30.177             1*          16.987       21.211              1*
2007  .      30.177         41.114             1*          21.211       28.927              1*
2008  .      41.114         19.539             1*          28.927       13.761              1*
2009  .      19.539         34.148             1*          13.761       24.074              1*
2010  .      34.148         39.706             1*          24.074       28.021              1*
2011  .      39.706         31.244             1*          28.021       22.071              1*
---------    ------         ------           ---           ------       ------           ----
Delaware VIP (Reg. TM) High Yield Series
2003  .      N/A              N/A            N/A            N/A           N/A            N/A
2004  .      10.655         11.950             1*          11.074       12.433              4
2005  .      11.950         12.148             2           12.433       12.651              4
2006  .      12.148         13.406             2           12.651       13.976              3
2007  .      13.406         13.522             1*          13.976       14.111              3
2008  .      13.522         10.052             1*          14.111       10.500              2
2009  .      10.052         14.698             1*          10.500       15.368              1*
2010  .      14.698         16.613             1*          15.368       17.389              1*
2011  .      N/A              N/A            N/A           17.389       17.520              1*
---------    ------         ------           ---           ------       ------           ----
Delaware VIP (Reg. TM) Limited-Term Diversified Income
2005  .      N/A              N/A            N/A            N/A           N/A            N/A
2006  .      N/A              N/A            N/A            N/A           N/A            N/A
2007  .      N/A              N/A            N/A            N/A           N/A            N/A
2008  .      N/A              N/A            N/A           10.526       10.238              1*
2009  .      N/A              N/A            N/A           10.238       11.349              1*
2010  .      N/A              N/A            N/A            N/A           N/A            N/A
2011  .      N/A              N/A            N/A            N/A           N/A            N/A
---------    ------         ------           ---           ------       ------           ----
Delaware VIP (Reg. TM) REIT Series
2003  .      N/A              N/A            N/A           11.723       12.193          9,452
2004  .      15.458         19.932            12           12.193       15.738              5
2005  .      19.932         20.951            12           15.738       16.559              6
2006  .      20.951         27.269             5           16.559       21.575              6
2007  .      27.269         23.020             1*          21.575       18.231              6
2008  .      23.020         14.653             2           18.231       11.616              6
2009  .      14.653         17.762             1*          11.616       14.095              6
2010  .      17.762         22.121             1*          14.095       17.572              5
2011  .      22.121         24.070             1*          17.572       19.139              5
---------    ------         ------           ---           ------       ------          -----
Delaware VIP (Reg. TM) Small Cap Value Series
2003  .      N/A              N/A            N/A           12.389       13.163          4,595
2004  .      16.818         20.043             1*          13.163       15.704              4
2005  .      20.043         21.519             1*          15.704       16.877              4
2006  .      21.519         24.529             2           16.877       19.257              4
2007  .      24.529         22.478             2           19.257       17.664              4
2008  .      22.478         15.462             2           17.664       12.162              4
2009  .      15.462         20.009             2           12.162       15.755              4
2010  .      20.009         25.963             2           15.755       20.464              4
2011  .      25.963         25.132             2           20.464       19.829              4
---------    ------         ------           ---           ------       ------          -----

                            with EGMDB                                    with GOP
             ----------------------------------------    -------------------------------------------
             Accumulation unit value                      Accumulation unit value
             -----------------------      Number of      --------------------------      Number of
              Beginning      End of      accumulation     Beginning        End of       accumulation
              of period      period         units         of period        period          units
             -----------    --------    -------------    -----------    -----------    -------------
             (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in
                                                      2004)
Delaware VIP (Reg. TM) Smid Cap Growth Series(6)
2003  .      N/A              N/A            N/A             N/A            N/A             N/A
2004  .      N/A              N/A            N/A            12.788         13.875             6
2005  .      N/A              N/A            N/A            13.875         14.428             6
2006  .      N/A              N/A            N/A            14.428         15.248             6
2007  .      N/A              N/A            N/A            15.248         16.584             6
2008  .      N/A              N/A            N/A            16.584          8.677             5
2009  .      N/A              N/A            N/A             8.677         13.189             5
2010  .      N/A              N/A            N/A            15.689         17.751             5
2011  .      N/A              N/A            N/A            17.751         18.859             5
---------    ------         ------           --------       ------         ------           ---
Delaware VIP (Reg. TM) US Growth Series
2003  .      N/A              N/A            N/A             N/A            N/A             N/A
2004  .      N/A              N/A            N/A            11.636         11.631             2
2005  .      N/A              N/A            N/A            11.631         13.102             2
2006  .      N/A              N/A            N/A            13.102         13.167             2
2007  .      N/A              N/A            N/A            13.167         14.568             2
2008  .      N/A              N/A            N/A            14.568          8.196             1*
2009  .      N/A              N/A            N/A             8.196         11.536             1*
2010  .      N/A              N/A            N/A             N/A            N/A             N/A
2011  .      N/A              N/A            N/A             N/A            N/A             N/A
---------    ------         ------           --------       ------         ------           ---
Delaware VIP (Reg. TM) Value Series
2003  .      N/A              N/A            N/A             N/A            N/A             N/A
2004  .      N/A              N/A            N/A             N/A            N/A             N/A
2005  .      N/A              N/A            N/A            13.590         14.156             1*
2006  .      N/A              N/A            N/A            14.156         17.255             1*
2007  .      N/A              N/A            N/A            17.255         16.481             1*
2008  .      N/A              N/A            N/A            16.481         10.779             1*
2009  .      N/A              N/A            N/A            10.779         12.487             1*
2010  .      N/A              N/A            N/A            12.487         14.179             1*
2011  .      N/A              N/A            N/A            14.179         15.254             1*
---------    ------         ------           --------       ------         ------           ---
DWS VIP Alternative Asset Allocation Plus
2009  .      N/A              N/A            N/A             N/A            N/A             N/A
2010  .      N/A              N/A            N/A             N/A            N/A             N/A
2011  .      N/A              N/A            N/A             N/A            N/A             N/A
---------    ------         ------           --------       ------         ------           ---
DWS VIP Equity 500 Index
2003  .      N/A              N/A            N/A             N/A            N/A             N/A
2004  .      N/A              N/A            N/A            12.005         13.074             8
2005  .      N/A              N/A            N/A            13.074         13.442             2
2006  .      N/A              N/A            N/A            13.442         15.253             1*
2007  .      N/A              N/A            N/A            15.253         15.774             1*
2008  .      N/A              N/A            N/A            15.774          9.732             1*
2009  .      N/A              N/A            N/A             9.732         12.076             1*
2010  .      N/A              N/A            N/A            12.076         13.617             1*
2011  .      N/A              N/A            N/A            13.617         13.608             1*
---------    ------         ------           --------       ------         ------           ---
DWS VIP Small Cap Index
2003  .      N/A              N/A            N/A             N/A            N/A             N/A
2004  .      14.510         15.630             3             N/A            N/A             N/A
2005  .      15.630         15.988             3            14.814         16.031             1*
2006  .      15.988         18.430             3            16.031         18.497             1*
2007  .      18.430         17.737             2            18.497         17.819             1*
2008  .      17.737         11.458             2            17.819         11.522             1*
2009  .      11.458         14.231             2            11.522         14.326             1*
2010  .      14.231         17.653             1*            N/A            N/A             N/A
2011  .      17.653         16.569             1*            N/A            N/A             N/A
---------    ------         ------           ---            ------         ------           ---

                             with EGMDB                                      with GOP
             -------------------------------------------    -------------------------------------------
              Accumulation unit value                        Accumulation unit value
             --------------------------      Number of      --------------------------      Number of
              Beginning        End of       accumulation     Beginning        End of       accumulation
              of period        period          units         of period        period          units
             -----------    -----------    -------------    -----------    -----------    -------------
             (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in
                                                       2004)
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
2003  .          N/A            N/A             N/A            11.567         12.257          4,309
2004  .          N/A            N/A             N/A            12.257         13.897             13
2005  .          N/A            N/A             N/A            13.897         15.964              7
2006  .          N/A            N/A             N/A            15.964         17.515              7
2007  .          N/A            N/A             N/A            17.515         20.229              7
2008  .          N/A            N/A             N/A            20.229         11.415              7
2009  .          N/A            N/A             N/A            11.415         15.226              7
2010  .          N/A            N/A             N/A            15.226         17.529              6
2011  .          N/A            N/A             N/A            17.529         16.779              6
---------        --             --              ---            ------         ------          -----
Fidelity (Reg. TM) VIP Equity-Income Portfolio
2003  .          N/A            N/A             N/A             N/A            N/A             N/A
2004  .         10.551         11.544             6            12.400         13.580              2
2005  .         11.544         11.988            10            13.580         14.116              2
2006  .         11.988         14.142             6            14.116         16.669              2
2007  .         14.142         14.087             4            16.669         16.621              2
2008  .         14.087          7.924             5            16.621          9.359              2
2009  .          7.924         10.124             5             9.359         11.969              1*
2010  .         10.124         11.444             2            11.969         13.543              1*
2011  .          N/A            N/A             N/A            13.543         13.422              1*
---------       ------         ------           ---            ------         ------          -----
Fidelity (Reg. TM) VIP Growth Portfolio
2003  .          N/A            N/A             N/A            11.638         12.289          4,793
2004  .          6.023          6.109             1*           12.289         12.478              5
2005  .          6.109          6.340             4            12.478         12.962              5
2006  .          6.340          6.646             3            12.962         13.601              6
2007  .          6.646          8.280             3            13.601         16.962              5
2008  .          8.280          4.291             3            16.962          8.800              6
2009  .          4.291          5.402             3             8.800         11.088              4
2010  .          5.402          6.581             3            11.088         13.522              4
2011  .          N/A            N/A             N/A            13.522         13.310              4
---------       ------         ------           ---            ------         ------          -----
Fidelity (Reg. TM) VIP Mid Cap
2005  .          N/A            N/A             N/A             N/A            N/A             N/A
2006  .          N/A            N/A             N/A            12.193         12.806              1*
2007  .          N/A            N/A             N/A            12.806         14.543              1*
2008  .          N/A            N/A             N/A             N/A            N/A             N/A
2009  .          N/A            N/A             N/A             N/A            N/A             N/A
2010  .          N/A            N/A             N/A             N/A            N/A             N/A
2011  .          N/A            N/A             N/A             N/A            N/A             N/A
---------       ------         ------           ---            ------         ------          -----
Fidelity (Reg. TM) VIP Overseas Portfolio
2003  .          N/A            N/A             N/A             N/A            N/A             N/A
2004  .          N/A            N/A             N/A            14.570         15.831              3
2005  .          8.171          9.547             5            15.831         18.515              3
2006  .          9.547         11.060             5            18.515         21.470              3
2007  .         11.060         12.734             5            21.470         24.745              2
2008  .         12.734          7.019             5            24.745         13.654              2
2009  .          7.019          8.715             4            13.654         16.969              1*
2010  .          8.715          9.672             4            16.969         18.851              1*
2011  .          N/A            N/A             N/A            18.851         15.342              1*
---------       ------         ------           ---            ------         ------          -----
FTVIPT Franklin Income Securities
2006  .          N/A            N/A             N/A             N/A            N/A             N/A
2007  .          N/A            N/A             N/A             N/A            N/A             N/A
2008  .          N/A            N/A             N/A             N/A            N/A             N/A
2009  .          N/A            N/A             N/A             N/A            N/A             N/A
2010  .          N/A            N/A             N/A             N/A            N/A             N/A
2011  .          N/A            N/A             N/A             N/A            N/A             N/A
---------       ------         ------           ---            ------         ------          -----

                             with EGMDB                                      with GOP
             -------------------------------------------    -------------------------------------------
              Accumulation unit value                        Accumulation unit value
             --------------------------      Number of      --------------------------      Number of
              Beginning        End of       accumulation     Beginning        End of       accumulation
              of period        period          units         of period        period          units
             -----------    -----------    -------------    -----------    -----------    -------------
             (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in
                                                       2004)
FTVIPT Franklin Small-Mid Cap Growth Securities Fund
2003  .          N/A            N/A             N/A             N/A            N/A             N/A
2004  .          6.348          6.960            49             N/A            N/A             N/A
2005  .          6.960          7.174            55            13.731         14.667             1*
2006  .          7.174          7.670             7            14.667         15.696             1*
2007  .          7.670          8.393             2            15.696         17.192             1*
2008  .          8.393          4.747             2            17.192          9.734             1*
2009  .          4.747          6.704             2             9.734         13.761             1*
2010  .          6.704          8.416             1*           13.761         17.292             1*
2011  .          8.416          7.878             1*           17.292         16.203             1*
---------        -----          -----           ---            ------         ------           ---
FTVIPT Mutual Shares Securities
2006  .          N/A            N/A             N/A             N/A            N/A             N/A
2007  .          N/A            N/A             N/A             N/A            N/A             N/A
2008  .          N/A            N/A             N/A             N/A            N/A             N/A
2009  .          N/A            N/A             N/A             N/A            N/A             N/A
2010  .          N/A            N/A             N/A             N/A            N/A             N/A
2011  .          N/A            N/A             N/A             N/A            N/A             N/A
---------        -----          -----           ---            ------         ------           ---
FTVIPT Templeton Global Bond Securities
2005  .          N/A            N/A             N/A             N/A            N/A             N/A
2006  .          N/A            N/A             N/A             N/A            N/A             N/A
2007  .          N/A            N/A             N/A             N/A            N/A             N/A
2008  .          N/A            N/A             N/A            12.113         12.537             1*
2009  .         12.845         14.584             1*           12.537         14.650             1*
2010  .         14.584         16.418             1*           14.650         16.509             1*
2011  .         16.418         16.009             1*           16.509         16.113             1*
---------       ------         ------           ---            ------         ------           ---
FTVIPT Templeton Growth Securities Fund
2003  .          N/A            N/A             N/A             N/A            N/A             N/A
2004  .          N/A            N/A             N/A            12.689         14.496             1*
2005  .         11.782         12.616             4            14.496         15.538             1*
2006  .         12.616         15.116             2            15.538         18.635             1*
2007  .          N/A            N/A             N/A            18.635         18.779             1*
2008  .          N/A            N/A             N/A            18.779         10.665             1*
2009  .          N/A            N/A             N/A            10.665         13.767             1*
2010  .          N/A            N/A             N/A            13.767         14.557             1*
2011  .          N/A            N/A             N/A            14.557         13.333             1*
---------       ------         ------           ---            ------         ------           ---
Invesco V.I. Core Equity
2006  .          N/A            N/A             N/A             N/A            N/A             N/A
2007  .          N/A            N/A             N/A             N/A            N/A             N/A
2008  .          N/A            N/A             N/A             N/A            N/A             N/A
2009  .          N/A            N/A             N/A             N/A            N/A             N/A
2010  .          N/A            N/A             N/A             N/A            N/A             N/A
2011  .          N/A            N/A             N/A             N/A            N/A             N/A
---------       ------         ------           ---            ------         ------           ---
Invesco V.I. International Growth Fund
2003  .          N/A            N/A             N/A             N/A            N/A             N/A
2004  .          N/A            N/A             N/A             N/A            N/A             N/A
2005  .          N/A            N/A             N/A             N/A            N/A             N/A
2006  .          N/A            N/A             N/A             N/A            N/A             N/A
2007  .          N/A            N/A             N/A             N/A            N/A             N/A
2008  .          N/A            N/A             N/A             N/A            N/A             N/A
2009  .          N/A            N/A             N/A             N/A            N/A             N/A
2010  .          N/A            N/A             N/A             N/A            N/A             N/A
2011  .          N/A            N/A             N/A             N/A            N/A             N/A
---------       ------         ------           ---            ------         ------           ---
Invesco Van Kampen V.I. Capital Growth Fund
2006  .          N/A            N/A             N/A             N/A            N/A             N/A
2007  .          N/A            N/A             N/A             N/A            N/A             N/A
2008  .          N/A            N/A             N/A             N/A            N/A             N/A
2009  .          N/A            N/A             N/A             N/A            N/A             N/A
2010  .          N/A            N/A             N/A             N/A            N/A             N/A
2011  .          N/A            N/A             N/A             N/A            N/A             N/A
---------       ------         ------           ---            ------         ------           ---

                            with EGMDB                                   with GOP
             ----------------------------------------    ----------------------------------------
             Accumulation unit value                     Accumulation unit value
             -----------------------      Number of      -----------------------      Number of
              Beginning      End of      accumulation     Beginning      End of      accumulation
              of period      period         units         of period      period         units
             -----------    --------    -------------    -----------    --------    -------------
                (Accumulation unit value in dollars. Number of accumulation units in thousands beginning
                                                   in 2004)
Janus Aspen Balanced Portfolio
2003  .      N/A              N/A            N/A            N/A           N/A            N/A
2004  .      N/A              N/A            N/A            N/A           N/A            N/A
2005  .      N/A              N/A            N/A           11.565       12.260             1*
2006  .      N/A              N/A            N/A           12.260       13.328             1*
2007  .      N/A              N/A            N/A           13.328       14.473             1*
2008  .      N/A              N/A            N/A           14.473       11.962             1*
2009  .      N/A              N/A            N/A           11.962       14.792             1*
2010  .      N/A              N/A            N/A           14.792       15.747             1*
2011  .      N/A              N/A            N/A           15.747       15.715             1*
---------    ------         ------           --------      ------       ------           ---
Janus Aspen Enterprise Portfolio
2003  .      N/A              N/A            N/A            N/A           N/A            N/A
2004  .      10.964         12.636             1*          13.020       14.713             3
2005  .      12.636         13.925             1*          14.713       16.229             1*
2006  .      13.925         15.519             1*          16.229       18.106             1*
2007  .      15.519         18.584             1*          18.106       21.703             1*
2008  .      18.584         10.262             1*          21.703       11.997             1*
2009  .      10.262         14.581             1*          11.997       17.062             1*
2010  .      14.581         18.002             1*           N/A           N/A            N/A
2011  .      18.002         17.414             1*           N/A           N/A            N/A
---------    ------         ------           ---           ------       ------           ---
Janus Aspen Worldwide
2003  .      N/A              N/A            N/A            N/A           N/A            N/A
2004  .      N/A              N/A            N/A            N/A           N/A            N/A
2005  .      N/A              N/A            N/A            N/A           N/A            N/A
2006  .      N/A              N/A            N/A            N/A           N/A            N/A
2007  .      N/A              N/A            N/A            N/A           N/A            N/A
2008  .      N/A              N/A            N/A            N/A           N/A            N/A
2009  .      N/A              N/A            N/A            N/A           N/A            N/A
2010  .      N/A              N/A            N/A            N/A           N/A            N/A
2011  .      N/A              N/A            N/A            N/A           N/A            N/A
---------    ------         ------           ---           ------       ------           ---
LVIP Baron Growth Opportunities(4)
2006  .      N/A              N/A            N/A            N/A           N/A            N/A
2007  .      N/A              N/A            N/A            N/A           N/A            N/A
2008  .      N/A              N/A            N/A            N/A           N/A            N/A
2009  .      N/A              N/A            N/A            N/A           N/A            N/A
2010  .      N/A              N/A            N/A            N/A           N/A            N/A
2011  .      N/A              N/A            N/A            N/A           N/A            N/A
---------    ------         ------           ---           ------       ------           ---
LVIP BlackRock Inflation Protected Bond
2010  .      N/A              N/A            N/A            N/A           N/A            N/A
2011  .      N/A              N/A            N/A            N/A           N/A            N/A
---------    ------         ------           ---           ------       ------           ---
LVIP Capital Growth
2007  .      N/A              N/A            N/A            N/A           N/A            N/A
2008  .      N/A              N/A            N/A            N/A           N/A            N/A
2009  .      N/A              N/A            N/A            N/A           N/A            N/A
2010  .      N/A              N/A            N/A            N/A           N/A            N/A
2011  .      N/A              N/A            N/A            N/A           N/A            N/A
---------    ------         ------           ---           ------       ------           ---
LVIP Cohen & Steers Global Real Estate
2007  .      N/A              N/A            N/A            N/A           N/A            N/A
2008  .      N/A              N/A            N/A            N/A           N/A            N/A
2009  .      N/A              N/A            N/A            N/A           N/A            N/A
2010  .      N/A              N/A            N/A            N/A           N/A            N/A
2011  .      N/A              N/A            N/A            N/A           N/A            N/A
---------    ------         ------           ---           ------       ------           ---
LVIP Columbia Value Opportunities
2007  .      N/A              N/A            N/A            N/A           N/A            N/A
2008  .      N/A              N/A            N/A            N/A           N/A            N/A
2009  .      N/A              N/A            N/A            N/A           N/A            N/A
2010  .      N/A              N/A            N/A            N/A           N/A            N/A
2011  .      N/A              N/A            N/A            N/A           N/A            N/A
---------    ------         ------           ---           ------       ------           ---

                            with EGMDB                                   with GOP
             ----------------------------------------    ----------------------------------------
             Accumulation unit value                     Accumulation unit value
             -----------------------      Number of      -----------------------      Number of
              Beginning      End of      accumulation     Beginning      End of      accumulation
              of period      period         units         of period      period         units
             -----------    --------    -------------    -----------    --------    -------------
                (Accumulation unit value in dollars. Number of accumulation units in thousands beginning
                                                   in 2004)
LVIP Delaware Bond
2003  .      N/A              N/A            N/A           10.026       10.020          6,968
2004  .      10.090         10.347            23           10.020       10.364             22
2005  .      10.347         10.421            28           10.364       10.448             22
2006  .      10.421         10.706            28           10.448       10.745             22
2007  .      10.706         11.076            26           10.745       11.127             22
2008  .      11.076         10.539            22           11.127       10.599             15
2009  .      10.539         12.283            22           10.599       12.364              6
2010  .      12.283         13.062            18           12.364       13.162              4
2011  .      13.062         13.781            12           13.162       13.901              4
---------    ------         ------           ---           ------       ------          -----
LVIP Delaware Diversified Floating Rate
2010  .      N/A              N/A            N/A            N/A           N/A            N/A
2011  .      N/A              N/A            N/A            N/A           N/A            N/A
---------    ------         ------           ---           ------       ------          -----
LVIP Delaware Foundation Aggressive Allocation(5)
2003  .      N/A              N/A            N/A            N/A           N/A            N/A
2004  .      N/A              N/A            N/A            N/A           N/A            N/A
2005  .      N/A              N/A            N/A            N/A           N/A            N/A
2006  .      N/A              N/A            N/A            N/A           N/A            N/A
2007  .      N/A              N/A            N/A            N/A           N/A            N/A
2008  .      N/A              N/A            N/A            N/A           N/A            N/A
2009  .      N/A              N/A            N/A            N/A           N/A            N/A
2010  .      N/A              N/A            N/A            N/A           N/A            N/A
2011  .      N/A              N/A            N/A            N/A           N/A            N/A
---------    ------         ------           ---           ------       ------          -----
LVIP Delaware Growth and Income
2005  .      N/A              N/A            N/A            N/A           N/A            N/A
2006  .      N/A              N/A            N/A            N/A           N/A            N/A
2007  .      N/A              N/A            N/A            N/A           N/A            N/A
2008  .      N/A              N/A            N/A            N/A           N/A            N/A
2009  .      N/A              N/A            N/A            N/A           N/A            N/A
2010  .      N/A              N/A            N/A            N/A           N/A            N/A
2011  .      N/A              N/A            N/A            N/A           N/A            N/A
---------    ------         ------           ---           ------       ------          -----
LVIP Delaware Social Awareness
2003  .      N/A              N/A            N/A            N/A           N/A            N/A
2004  .      N/A              N/A            N/A           12.373       13.579              5
2005  .      13.179         14.902             3           13.579       14.941              4
2006  .      14.902         16.421             9           14.941       16.480              4
2007  .      16.421         16.590             9           16.480       16.666              4
2008  .      16.590         10.666             9           16.666       10.726              3
2009  .      10.666         13.590             9           10.726       13.681              1*
2010  .      13.590         14.863             9           13.681       14.976              1*
2011  .      14.863         14.661             6           14.976       14.788              1*
---------    ------         ------           ---           ------       ------          -----
LVIP Delaware Special Opportunities
2007  .      N/A              N/A            N/A            N/A           N/A            N/A
2008  .      N/A              N/A            N/A            N/A           N/A            N/A
2009  .      N/A              N/A            N/A            N/A           N/A            N/A
2010  .      N/A              N/A            N/A            N/A           N/A            N/A
2011  .      N/A              N/A            N/A            N/A           N/A            N/A
---------    ------         ------           ---           ------       ------          -----
LVIP Dimensional Non-US Equity
2011  .      N/A              N/A            N/A            N/A           N/A            N/A
---------    ------         ------           ---           ------       ------          -----
LVIP Dimensional US Equity
2011  .      N/A              N/A            N/A            N/A           N/A            N/A
---------    ------         ------           ---           ------       ------          -----
LVIP Dimensional/Vanguard Total Bond
2011  .      N/A              N/A            N/A            N/A           N/A            N/A
---------    ------         ------           ---           ------       ------          -----
LVIP Global Income
2009  .      N/A              N/A            N/A            N/A           N/A            N/A
2010  .      N/A              N/A            N/A            N/A           N/A            N/A
2011  .      N/A              N/A            N/A            N/A           N/A            N/A
---------    ------         ------           ---           ------       ------          -----
LVIP Growth Fund(2)
2005  .      N/A              N/A            N/A            N/A           N/A            N/A
2006  .      N/A              N/A            N/A            N/A           N/A            N/A
---------    ------         ------           ---           ------       ------          -----

                             with EGMDB                                      with GOP
             -------------------------------------------    -------------------------------------------
              Accumulation unit value                        Accumulation unit value
             --------------------------      Number of      --------------------------      Number of
              Beginning        End of       accumulation     Beginning        End of       accumulation
              of period        period          units         of period        period          units
             -----------    -----------    -------------    -----------    -----------    -------------
             (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in
                                                       2004)
LVIP Growth Opportunities(3)
2005  .          N/A            N/A             N/A             N/A            N/A             N/A
2006  .          N/A            N/A             N/A             N/A            N/A             N/A
---------        --             --              ---             --             --              ---
LVIP Janus Capital Appreciation
2003  .          N/A            N/A             N/A             N/A            N/A             N/A
2004  .          N/A            N/A             N/A             N/A            N/A             N/A
2005  .         12.206         12.871             1*            N/A            N/A             N/A
2006  .         12.871         13.851             1*            N/A            N/A             N/A
2007  .         13.851         16.365             1*            N/A            N/A             N/A
2008  .         16.365          9.502             1*            N/A            N/A             N/A
2009  .          9.502         12.915             1*            N/A            N/A             N/A
2010  .         12.915         14.110             1*            N/A            N/A             N/A
2011  .          N/A            N/A             N/A             N/A            N/A             N/A
---------       ------         ------           ---             --             --              ---
LVIP JPMorgan High Yield
2010  .          N/A            N/A             N/A             N/A            N/A             N/A
2011  .          N/A            N/A             N/A             N/A            N/A             N/A
---------       ------         ------           ---             --             --              ---
LVIP MFS International Growth
2007  .          N/A            N/A             N/A             N/A            N/A             N/A
2008  .          N/A            N/A             N/A             N/A            N/A             N/A
2009  .          N/A            N/A             N/A             N/A            N/A             N/A
2010  .          N/A            N/A             N/A             N/A            N/A             N/A
2011  .          N/A            N/A             N/A             N/A            N/A             N/A
---------       ------         ------           ---             --             --              ---
LVIP MFS Value
2007  .          N/A            N/A             N/A             N/A            N/A             N/A
2008  .          N/A            N/A             N/A             N/A            N/A             N/A
2009  .          N/A            N/A             N/A             N/A            N/A             N/A
2010  .          N/A            N/A             N/A             N/A            N/A             N/A
2011  .          N/A            N/A             N/A             N/A            N/A             N/A
---------       ------         ------           ---             --             --              ---
LVIP Mid-Cap Value
2007  .          N/A            N/A             N/A             N/A            N/A             N/A
2008  .          N/A            N/A             N/A             N/A            N/A             N/A
2009  .          N/A            N/A             N/A             N/A            N/A             N/A
2010  .          N/A            N/A             N/A             N/A            N/A             N/A
2011  .          N/A            N/A             N/A             N/A            N/A             N/A
---------       ------         ------           ---             --             --              ---
LVIP Mondrian International Value
2003  .          N/A            N/A             N/A             N/A            N/A             N/A
2004  .         13.105         15.580             1*           13.443         15.605             4
2005  .         15.580         17.204             2            15.605         17.248             4
2006  .         17.204         21.946             2            17.248         22.025             4
2007  .         21.946         24.006             2            22.025         24.116             4
2008  .         24.006         14.920             2            24.116         15.004             2
2009  .         14.920         17.747             2            15.004         17.864             1*
2010  .         17.747         17.843             2            17.864         17.979             1*
2011  .          N/A            N/A             N/A            17.979         16.914             1*
---------       ------         ------           ---            ------         ------           ---
LVIP Money Market Fund
2003  .          N/A            N/A             N/A             N/A            N/A             N/A
2004  .          N/A            N/A             N/A             9.923          9.834             7
2005  .          9.820          9.902             1*            9.834          9.928            27
2006  .          9.902         10.170             1*            9.928         10.207             8
2007  .         10.170         10.474             1*           10.207         10.523             8
2008  .         10.474         10.518            12            10.523         10.577             6
2009  .         10.518         10.355             9            10.577         10.423             2
2010  .         10.355         10.190             1*           10.423         10.267             1*
2011  .          N/A            N/A             N/A            10.267         10.112             1*
---------       ------         ------           ---            ------         ------           ---
LVIP Protected Profile 2010
2007  .          N/A            N/A             N/A             N/A            N/A             N/A
2008  .          N/A            N/A             N/A             N/A            N/A             N/A
2009  .          N/A            N/A             N/A             N/A            N/A             N/A
2010  .          N/A            N/A             N/A             N/A            N/A             N/A
2011  .          N/A            N/A             N/A             N/A            N/A             N/A
---------       ------         ------           ---            ------         ------           ---

                            with EGMDB                                   with GOP
             ----------------------------------------    ----------------------------------------
             Accumulation unit value                     Accumulation unit value
             -----------------------      Number of      -----------------------      Number of
              Beginning      End of      accumulation     Beginning      End of      accumulation
              of period      period         units         of period      period         units
             -----------    --------    -------------    -----------    --------    -------------
                (Accumulation unit value in dollars. Number of accumulation units in thousands beginning
                                                   in 2004)
LVIP Protected Profile 2020
2007  .      N/A              N/A            N/A             N/A           N/A           N/A
2008  .      N/A              N/A            N/A             N/A           N/A           N/A
2009  .      N/A              N/A            N/A             N/A           N/A           N/A
2010  .      N/A              N/A            N/A             N/A           N/A           N/A
2011  .      N/A              N/A            N/A             N/A           N/A           N/A
---------    -----------    --------    -------------        --            ---           ---
LVIP Protected Profile 2030
2007  .      N/A              N/A            N/A             N/A           N/A           N/A
2008  .      N/A              N/A            N/A             N/A           N/A           N/A
2009  .      N/A              N/A            N/A             N/A           N/A           N/A
2010  .      N/A              N/A            N/A             N/A           N/A           N/A
2011  .      N/A              N/A            N/A             N/A           N/A           N/A
---------    -----------    --------    -------------        --            ---           ---
LVIP Protected Profile 2040
2007  .      N/A              N/A            N/A             N/A           N/A           N/A
2008  .      N/A              N/A            N/A             N/A           N/A           N/A
2009  .      N/A              N/A            N/A             N/A           N/A           N/A
2010  .      N/A              N/A            N/A             N/A           N/A           N/A
2011  .      N/A              N/A            N/A             N/A           N/A           N/A
---------    -----------    --------    -------------        --            ---           ---
LVIP Protected Profile Conservative
2005  .      N/A              N/A            N/A             N/A           N/A           N/A
2006  .      N/A              N/A            N/A             N/A           N/A           N/A
2007  .      N/A              N/A            N/A             N/A           N/A           N/A
2008  .      N/A              N/A            N/A             N/A           N/A           N/A
2009  .      N/A              N/A            N/A            10.772       11.453           29
2010  .      N/A              N/A            N/A            11.453       12.431           28
2011  .      N/A              N/A            N/A            12.431       12.659           28
---------    -----------    --------    -------------       ------       ------          ---
LVIP Protected Profile Growth
2005  .      N/A              N/A            N/A             N/A           N/A           N/A
2006  .      N/A              N/A            N/A             N/A           N/A           N/A
2007  .      N/A              N/A            N/A             N/A           N/A           N/A
2008  .      N/A              N/A            N/A             N/A           N/A           N/A
2009  .      N/A              N/A            N/A             N/A           N/A           N/A
2010  .      N/A              N/A            N/A             N/A           N/A           N/A
2011  .      N/A              N/A            N/A             N/A           N/A           N/A
---------    -----------    --------    -------------       ------       ------          ---
LVIP Protected Profile Moderate
2005  .      N/A              N/A            N/A             N/A           N/A           N/A
2006  .      N/A              N/A            N/A             N/A           N/A           N/A
2007  .      N/A              N/A            N/A             N/A           N/A           N/A
2008  .      N/A              N/A            N/A             N/A           N/A           N/A
2009  .      N/A              N/A            N/A             N/A           N/A           N/A
2010  .      N/A              N/A            N/A             N/A           N/A           N/A
2011  .      N/A              N/A            N/A             N/A           N/A           N/A
---------    -----------    --------    -------------       ------       ------          ---
LVIP SSgA Bond Index
2008  .      N/A              N/A            N/A             9.857       10.462           13
2009  .      N/A              N/A            N/A            10.462       10.740           11
2010  .      N/A              N/A            N/A            10.740       11.178           11
2011  .      N/A              N/A            N/A            11.178       11.791            6
---------    -----------    --------    -------------       ------       ------          ---
LVIP SSgA Conservative Index Allocation
2010  .      N/A              N/A            N/A             N/A           N/A           N/A
2011  .      N/A              N/A            N/A             N/A           N/A           N/A
---------    -----------    --------    -------------       ------       ------          ---
LVIP SSgA Conservative Structured Allocation
2010  .      N/A              N/A            N/A             N/A           N/A           N/A
2011  .      N/A              N/A            N/A             N/A           N/A           N/A
---------    -----------    --------    -------------       ------       ------          ---
LVIP SSgA Developed International 150
2008  .      N/A              N/A            N/A             6.010        6.262            2
2009  .      N/A              N/A            N/A             6.262        8.898            1*
2010  .      N/A              N/A            N/A             8.898        9.375            1*
2011  .      N/A              N/A            N/A             9.375        8.090            1*
---------    -----------    --------    -------------       ------       ------          ---

                            with EGMDB                                    with GOP
             ----------------------------------------    -------------------------------------------
             Accumulation unit value                      Accumulation unit value
             -----------------------      Number of      --------------------------      Number of
              Beginning      End of      accumulation     Beginning        End of       accumulation
              of period      period         units         of period        period          units
             -----------    --------    -------------    -----------    -----------    -------------
             (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in
                                                      2004)
LVIP SSgA Emerging Markets 100
2008  .      N/A              N/A            N/A             6.247          6.053             1*
2009  .      N/A              N/A            N/A             6.053         11.293             1*
2010  .      N/A              N/A            N/A            11.293         14.172             1*
2011  .      N/A              N/A            N/A            14.172         11.839             1*
---------    -----------    --------    -------------       ------         ------             -
LVIP SSgA Global Tactical Allocation(7)
2005  .      N/A              N/A            N/A             N/A            N/A             N/A
2006  .      N/A              N/A            N/A             N/A            N/A             N/A
2007  .      N/A              N/A            N/A             N/A            N/A             N/A
2008  .      N/A              N/A            N/A             N/A            N/A             N/A
2009  .      N/A              N/A            N/A             N/A            N/A             N/A
2010  .      N/A              N/A            N/A             N/A            N/A             N/A
2011  .      N/A              N/A            N/A             N/A            N/A             N/A
---------    -----------    --------    -------------       ------         ------           ---
LVIP SSgA International Index
2008  .      N/A              N/A            N/A             6.090          6.398             2
2009  .      N/A              N/A            N/A             6.398          8.034             1*
2010  .      N/A              N/A            N/A             8.034          8.447             1*
2011  .      N/A              N/A            N/A             8.447          7.270             1*
---------    -----------    --------    -------------       ------         ------           ---
LVIP SSgA Large Cap 100
2008  .      N/A              N/A            N/A             6.862          6.975             4
2009  .      N/A              N/A            N/A             6.975          9.268             3
2010  .      N/A              N/A            N/A             9.268         10.850             2
2011  .      N/A              N/A            N/A            10.850         10.903             1*
---------    -----------    --------    -------------       ------         ------           ---
LVIP SSgA Moderate Index Allocation
2010  .      N/A              N/A            N/A             N/A            N/A             N/A
2011  .      N/A              N/A            N/A             N/A            N/A             N/A
---------    -----------    --------    -------------       ------         ------           ---
LVIP SSgA Moderate Structured Allocation
2010  .      N/A              N/A            N/A             N/A            N/A             N/A
2011  .      N/A              N/A            N/A             N/A            N/A             N/A
---------    -----------    --------    -------------       ------         ------           ---
LVIP SSgA Moderately Aggressive Index Allocation
2010  .      N/A              N/A            N/A             N/A            N/A             N/A
2011  .      N/A              N/A            N/A             N/A            N/A             N/A
---------    -----------    --------    -------------       ------         ------           ---
LVIP SSgA Moderately Aggressive Structured Allocation
2010  .      N/A              N/A            N/A             N/A            N/A             N/A
2011  .      N/A              N/A            N/A             N/A            N/A             N/A
---------    -----------    --------    -------------       ------         ------           ---
LVIP SSgA S&P 500 Index(1)
2005  .      N/A              N/A            N/A             N/A            N/A             N/A
2006  .      N/A              N/A            N/A             N/A            N/A             N/A
2007  .      N/A              N/A            N/A             N/A            N/A             N/A
2008  .      N/A              N/A            N/A             6.952          7.000             3
2009  .      N/A              N/A            N/A             7.000          8.670             3
2010  .      N/A              N/A            N/A             8.670          9.770             3
2011  .      N/A              N/A            N/A             9.770          9.773             1*
---------    -----------    --------    -------------       ------         ------           ---
LVIP SSgA Small Cap Index
2007  .      N/A              N/A            N/A             N/A            N/A             N/A
2008  .      N/A              N/A            N/A             6.200          5.934             1*
2009  .      N/A              N/A            N/A             5.934          7.344             1*
2010  .      N/A              N/A            N/A             7.344          9.102             1*
2011  .      N/A              N/A            N/A             9.102          8.532             1*
---------    -----------    --------    -------------       ------         ------           ---
LVIP SSgA Small/Mid Cap 200
2008  .      N/A              N/A            N/A             7.461          7.225             1*
2009  .      N/A              N/A            N/A             7.225         10.763             1*
2010  .      N/A              N/A            N/A            10.763         13.505             1*
2011  .      N/A              N/A            N/A            13.505         12.971             1*
---------    -----------    --------    -------------       ------         ------           ---
LVIP T. Rowe Price Growth Stock
2007  .      N/A              N/A            N/A             N/A            N/A             N/A
2008  .      N/A              N/A            N/A             N/A            N/A             N/A
2009  .      N/A              N/A            N/A             N/A            N/A             N/A
2010  .      N/A              N/A            N/A             N/A            N/A             N/A
2011  .      N/A              N/A            N/A             N/A            N/A             N/A
---------    -----------    --------    -------------       ------         ------           ---

                            with EGMDB                                   with GOP
             ----------------------------------------    ----------------------------------------
             Accumulation unit value                     Accumulation unit value
             -----------------------      Number of      -----------------------      Number of
              Beginning      End of      accumulation     Beginning      End of      accumulation
              of period      period         units         of period      period         units
             -----------    --------    -------------    -----------    --------    -------------
                (Accumulation unit value in dollars. Number of accumulation units in thousands beginning
                                                   in 2004)
LVIP T. Rowe Price Structured Mid-Cap Growth
2003  .      N/A              N/A            N/A            N/A           N/A            N/A
2004  .      N/A              N/A            N/A            N/A           N/A            N/A
2005  .      N/A              N/A            N/A            N/A           N/A            N/A
2006  .      N/A              N/A            N/A            N/A           N/A            N/A
2007  .      N/A              N/A            N/A            N/A           N/A            N/A
2008  .      N/A              N/A            N/A            N/A           N/A            N/A
2009  .      N/A              N/A            N/A            N/A           N/A            N/A
2010  .      N/A              N/A            N/A            N/A           N/A            N/A
2011  .      N/A              N/A            N/A            N/A           N/A            N/A
---------    -----------    --------    -------------    -----------    --------    -------------
LVIP Templeton Growth
2007  .      N/A              N/A            N/A            N/A           N/A            N/A
2008  .      N/A              N/A            N/A            N/A           N/A            N/A
2009  .      N/A              N/A            N/A            N/A           N/A            N/A
2010  .      N/A              N/A            N/A            N/A           N/A            N/A
2011  .      N/A              N/A            N/A            N/A           N/A            N/A
---------    -----------    --------    -------------    -----------    --------    -------------
LVIP Turner Mid-Cap Growth
2007  .      N/A              N/A            N/A            N/A           N/A            N/A
2008  .      N/A              N/A            N/A            N/A           N/A            N/A
2009  .      N/A              N/A            N/A            N/A           N/A            N/A
2010  .      N/A              N/A            N/A            N/A           N/A            N/A
2011  .      N/A              N/A            N/A            N/A           N/A            N/A
---------    -----------    --------    -------------    -----------    --------    -------------
LVIP Vanguard Domestic Equity ETF
2011  .      N/A              N/A            N/A            N/A           N/A            N/A
---------    -----------    --------    -------------    -----------    --------    -------------
LVIP Vanguard International Equity ETF
2011  .      N/A              N/A            N/A            N/A           N/A            N/A
---------    -----------    --------    -------------    -----------    --------    -------------
LVIP Wells Fargo Intrinsic Value Fund
2005  .      N/A              N/A            N/A            N/A           N/A            N/A
2006  .      N/A              N/A            N/A            N/A           N/A            N/A
2007  .      N/A              N/A            N/A            N/A           N/A            N/A
2008  .      N/A              N/A            N/A            N/A           N/A            N/A
2009  .      N/A              N/A            N/A            N/A           N/A            N/A
2010  .      N/A              N/A            N/A            N/A           N/A            N/A
2011  .      N/A              N/A            N/A            N/A           N/A            N/A
---------    -----------    --------    -------------    -----------    --------    -------------
MFS VIT Core Equity
2003  .      N/A              N/A            N/A            N/A           N/A            N/A
2004  .      N/A              N/A            N/A            N/A           N/A            N/A
2005  .      N/A              N/A            N/A            N/A           N/A            N/A
2006  .      N/A              N/A            N/A            N/A           N/A            N/A
2007  .      N/A              N/A            N/A            N/A           N/A            N/A
2008  .      N/A              N/A            N/A            N/A           N/A            N/A
2009  .      N/A              N/A            N/A            N/A           N/A            N/A
2010  .      N/A              N/A            N/A            N/A           N/A            N/A
2011  .      N/A              N/A            N/A            N/A           N/A            N/A
---------    -----------    --------    -------------    -----------    --------    -------------
MFS VIT Growth Series
2003  .      N/A              N/A            N/A            N/A           N/A            N/A
2004  .      N/A              N/A            N/A            N/A           N/A            N/A
2005  .      N/A              N/A            N/A            N/A           N/A            N/A
2006  .      N/A              N/A            N/A            N/A           N/A            N/A
2007  .      N/A              N/A            N/A            N/A           N/A            N/A
2008  .      N/A              N/A            N/A            N/A           N/A            N/A
2009  .      N/A              N/A            N/A            N/A           N/A            N/A
2010  .      N/A              N/A            N/A            N/A           N/A            N/A
2011  .      N/A              N/A            N/A            N/A           N/A            N/A
---------    -----------    --------    -------------    -----------    --------    -------------

                            with EGMDB                                   with GOP
             ----------------------------------------    ----------------------------------------
             Accumulation unit value                     Accumulation unit value
             -----------------------      Number of      -----------------------      Number of
              Beginning      End of      accumulation     Beginning      End of      accumulation
              of period      period         units         of period      period         units
             -----------    --------    -------------    -----------    --------    -------------
                (Accumulation unit value in dollars. Number of accumulation units in thousands beginning
                                                   in 2004)
MFS VIT Total Return Series
2003  .      N/A              N/A            N/A           10.988       11.098          8,544
2004  .      N/A              N/A            N/A           11.098       12.132             10
2005  .      N/A              N/A            N/A           12.132       12.256             11
2006  .      12.886         14.079             3           12.256       13.470             10
2007  .      N/A              N/A            N/A           13.470       13.785             10
2008  .      N/A              N/A            N/A           13.785       10.543              9
2009  .      N/A              N/A            N/A           10.543       12.221             10
2010  .      N/A              N/A            N/A           12.221       13.192              9
2011  .      N/A              N/A            N/A           13.192       13.195              9
---------    ------         ------           ---           ------       ------          -----
MFS VIT Utilities Series
2003  .      N/A              N/A            N/A            N/A           N/A            N/A
2004  .      N/A              N/A            N/A           12.267       15.259              1*
2005  .      N/A              N/A            N/A           15.259       17.514              1*
2006  .      N/A              N/A            N/A           17.514       22.584              1*
2007  .      N/A              N/A            N/A           22.584       28.365              1*
2008  .      N/A              N/A            N/A           28.365       17.369              1*
2009  .      N/A              N/A            N/A           17.369       22.723              1*
2010  .      N/A              N/A            N/A           22.723       25.396              1*
2011  .      15.712         16.461             1*          25.396       26.632              1*
---------    ------         ------           ---           ------       ------          -----
Neuberger Berman AMT Mid-Cap Growth Portfolio
2003  .      N/A              N/A            N/A            N/A           N/A            N/A
2004  .      10.475         11.984             1*          12.409       13.911              5
2005  .      11.984         13.408             2           13.911       15.579              6
2006  .      13.408         15.127             2           15.579       17.594              6
2007  .      15.127         18.231             1*          17.594       21.226              6
2008  .      18.231         10.155             1*          21.226       11.835              5
2009  .      10.155         13.146             1*          11.835       15.335              5
2010  .      N/A              N/A            N/A           15.335       19.493              5
2011  .      N/A              N/A            N/A           19.493       19.284              5
---------    ------         ------           ---           ------       ------          -----
Neuberger Berman AMT Regency Portfolio
2003  .      N/A              N/A            N/A            N/A           N/A            N/A
2004  .      N/A              N/A            N/A           12.857       15.430              4
2005  .      15.761         17.364             2           15.430       17.016              4
2006  .      17.364         18.987             2           17.016       18.625              4
2007  .      18.987         19.292             2           18.625       18.944              3
2008  .      19.292         10.281             2           18.944       10.106              2
2009  .      10.281         14.822             2           10.106       14.584              1*
2010  .      14.822         18.397             2           14.584       18.119              1*
2011  .      N/A              N/A            N/A           18.119       16.681              1*
---------    ------         ------           ---           ------       ------          -----
PIMCO VIT Commodity Real Return
2009  .      N/A              N/A            N/A            N/A           N/A            N/A
2010  .      N/A              N/A            N/A            N/A           N/A            N/A
2011  .      N/A              N/A            N/A            N/A           N/A            N/A
---------    ------         ------           ---           ------       ------          -----
Putnam VT Global Health Care Fund
2003  .      N/A              N/A            N/A            N/A           N/A            N/A
2004  .      N/A              N/A            N/A            N/A           N/A            N/A
2005  .      N/A              N/A            N/A            N/A           N/A            N/A
2006  .      N/A              N/A            N/A           13.166       13.076              1*
2007  .      N/A              N/A            N/A           13.076       12.797              1*
2008  .      N/A              N/A            N/A            N/A           N/A            N/A
2009  .      N/A              N/A            N/A            N/A           N/A            N/A
2010  .      N/A              N/A            N/A            N/A           N/A            N/A
2011  .      N/A              N/A            N/A            N/A           N/A            N/A
---------    ------         ------           ---           ------       ------          -----

                            with EGMDB                                   with GOP
             ----------------------------------------    ----------------------------------------
             Accumulation unit value                     Accumulation unit value
             -----------------------      Number of      -----------------------      Number of
              Beginning      End of      accumulation     Beginning      End of      accumulation
              of period      period         units         of period      period         units
             -----------    --------    -------------    -----------    --------    -------------
                (Accumulation unit value in dollars. Number of accumulation units in thousands beginning
                                                   in 2004)
Putnam VT Growth and Income Fund
2003  .      N/A              N/A            N/A            N/A           N/A            N/A
2004  .      N/A              N/A            N/A            N/A           N/A            N/A
2005  .      N/A              N/A            N/A            N/A           N/A            N/A
2006  .      N/A              N/A            N/A            N/A           N/A            N/A
2007  .      N/A              N/A            N/A            N/A           N/A            N/A
2008  .      N/A              N/A            N/A            N/A           N/A            N/A
2009  .      N/A              N/A            N/A            N/A           N/A            N/A
2010  .      N/A              N/A            N/A            N/A           N/A            N/A
2011  .      N/A              N/A            N/A            N/A           N/A            N/A
---------    -----------    --------    -------------    -----------    --------    -------------



* All numbers less than 500 were rounded up to one.


(1) Effective April 30, 2007, the Lincoln Core Fund was reorganized into the LVIP SSgA S&P 500 Index Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Lincoln Core Fund.

(2) Effective April 30, 2007, the Lincoln Growth Fund, was reorganized into the LVIP Janus Capital Appreciation Fund, a series of Lincoln Variable Insurance Products Trust.

(3) Effective June 11, 2007, the Lincoln Growth Opportunities Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.

(4) Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

(5) Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation Aggressive Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.

(6) Effective October 9, 2010, the Delaware VIP (Reg. TM) Trend Series was reorganized into the Delaware VIP (Reg. TM) Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP (Reg. TM) Trend Series.

(7) Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSgA Global Tactical Allocation Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.

Appendix B - Condensed Financial Information

Accumulation Unit Values

The following information relates to accumulation unit values and number of accumulation units for contracts purchased on or after July 22, 2005 for funds available in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.





                       with EGMDB                            with GOP                          Acct Value DB
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation unit                    Accumulation unit                    Accumulation unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning    End of    accumulation
           of period    period       units      of period    period       units      of period    period       units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
AllianceBernstein VPS Global Thematic Growth
2005  .       N/A         N/A         N/A         10.720     10.924          1*         N/A         N/A         N/A
2006  .       N/A         N/A         N/A         10.924     11.640          1*         N/A         N/A         N/A
2007  .      11.771     13.527          2         11.640     13.726          1*         N/A         N/A         N/A
2008  .      13.527      6.969          3         13.726      7.089          1*         N/A         N/A         N/A
2009  .       6.969     10.466          4          7.089     10.673          1*         N/A         N/A         N/A
2010  .      10.466     12.172          4         10.673     12.443          2          N/A         N/A         N/A
2011  .      12.172      9.142          3         12.443      9.369          2          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------          -          --          --          --------
AllianceBernstein VPS Growth and Income
2005  .       N/A         N/A         N/A         12.277     12.625          2          N/A         N/A         N/A
2006  .       N/A         N/A         N/A         12.625     14.520          3          N/A         N/A         N/A
2007  .      14.620     14.739          3         14.520     14.969          4          N/A         N/A         N/A
2008  .      14.739      8.572          6         14.969      8.728          3          N/A         N/A         N/A
2009  .       8.572     10.117          6          8.728     10.327          3          N/A         N/A         N/A
2010  .      10.117     11.191          6         10.327     11.452          3          N/A         N/A         N/A
2011  .      11.191     11.641          9         11.452     11.942          2          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------          -          --          --          --------
AllianceBernstein VPS International Value
2006  .      10.406     11.821          9          N/A         N/A         N/A          N/A         N/A         N/A
2007  .      11.821     12.240         26         12.231     12.289         16         13.305     12.297          1*
2008  .      12.240      5.608         28         12.289      5.644         21         12.297      5.651          1*
2009  .       5.608      7.389         34          5.644      7.456         25          N/A         N/A         N/A
2010  .       7.389      7.558         33          7.456      7.645         34          N/A         N/A         N/A
2011  .       7.558      5.971         34          7.645      6.055         29          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
AllianceBernstein VPS Small/Mid Cap Value
2005  .       N/A         N/A         N/A         17.693     18.549          1*         N/A         N/A         N/A
2006  .      18.513     20.556          1*        18.549     20.826          1*         N/A         N/A         N/A
2007  .      20.556     20.466          2         20.826     20.788          4          N/A         N/A         N/A
2008  .      20.466     12.896          3         20.788     13.131          4          N/A         N/A         N/A
2009  .      12.896     18.042          3         13.131     18.417          6         17.959     18.496          1*
2010  .      18.042     22.398          5         18.417     22.921          7         18.496     23.032          1*
2011  .      22.398     20.071          3         22.921     20.592          6          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
American Century Investments VP Inflation Protection Fund
2005  .      10.451     10.346          1*        10.401     10.385          1*         N/A         N/A         N/A
2006  .      10.346     10.306          4         10.385     10.371          2          N/A         N/A         N/A
2007  .      10.306     11.068          4         10.371     11.166          5          N/A         N/A         N/A
2008  .      11.068     10.681          7         11.166     10.802          8         11.543     10.826          1*
2009  .      10.681     11.547         10         10.802     11.707         29          N/A         N/A         N/A
2010  .      11.547     11.902         13         11.707     12.097         24          N/A         N/A         N/A
2011  .      11.902     13.043         11         12.097     13.289         27         12.136     13.340          1*
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
American Funds Global Growth Fund
2005  .       N/A         N/A         N/A         11.263     12.631          7          N/A         N/A         N/A
2006  .      12.983     14.858          9         12.631     14.955         15          N/A         N/A         N/A
2007  .      14.858     16.735         12         14.955     16.886         19          N/A         N/A         N/A
2008  .      16.735     10.111         14         16.886     10.228         17          9.428     10.252          1*
2009  .      10.111     14.111         14         10.228     14.310         13         10.252     14.350          1*
2010  .      14.111     15.464         11         14.310     15.721         13         14.350     15.774          1*
2011  .      15.464     13.817         13         15.721     14.083         11         15.774     14.137          1*
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---

                       with EGMDB                           with GOP                         Acct Value DB
          ------------------------------------ ---------------------------------- ------------------------------------
            Accumulation unit                   Accumulation unit                   Accumulation unit
                  value                               value                               value
          ----------------------   Number of   --------------------   Number of   ----------------------   Number of
           Beginning    End of    accumulation  Beginning   End of   accumulation  Beginning    End of    accumulation
           of period    period       units      of period   period      units      of period    period       units
          ----------- ---------- ------------- ----------- -------- ------------- ----------- ---------- -------------
                       (Accumulation unit value in dollars and Number of accumulation units in thousands)
American Funds Global Small Capitalization Fund
2005  .       N/A         N/A         N/A         17.793    21.928         3          N/A         N/A         N/A
2006  .      22.527     26.400          1*        21.928    26.744         5          N/A         N/A         N/A
2007  .      26.400     31.438          4         26.744    31.928         6         34.962     32.115          1*
2008  .      31.438     14.329          6         31.928    14.589         4         32.115     14.682          1*
2009  .      14.329     22.666          6         14.589    23.135         4          N/A         N/A         N/A
2010  .      22.666     27.212          5         23.135    27.844         4         23.294     28.049          1*
2011  .      27.212     21.577          4         27.844    22.133         4          N/A         N/A         N/A
---------    ------     ------        ---         ------    ------         -         ------     ------        ---
American Funds Growth Fund
2005  .      14.501     15.343          1*        13.572    15.504         5          N/A         N/A         N/A
2006  .      15.343     16.585         17         15.504    16.800        36         16.603     16.885          1*
2007  .      16.585     18.273         56         16.800    18.556        46         16.885     18.660          2
2008  .      18.273     10.040         60         18.556    10.222        43         18.660     10.284          3
2009  .      10.040     13.727         69         10.222    14.010        41         10.284     14.102          3
2010  .      13.727     15.977         64         14.010    16.347        37         14.102     16.463          3
2011  .      15.977     14.998         61         16.347    15.384        33         16.463     15.500          3
---------    ------     ------        ---         ------    ------        --         ------     ------        ---
American Funds Growth-Income Fund
2005  .      13.001     13.198          1*        12.819    13.338         9          N/A         N/A         N/A
2006  .      13.198     14.911         20         13.338    15.106        51          N/A         N/A         N/A
2007  .      14.911     15.360         61         15.106    15.601        69         16.852     15.672          1*
2008  .      15.360      9.362         66         15.601     9.532        65         15.672      9.581          1*
2009  .       9.362     12.049         73          9.532    12.300        56          9.581     12.368          1*
2010  .      12.049     13.167         65         12.300    13.474        51          N/A         N/A         N/A
2011  .      13.167     12.676         64         13.474    13.004        39          N/A         N/A         N/A
---------    ------     ------        ---         ------    ------        --         ------     ------        ---
American Funds International Fund
2005  .      15.436     16.666          1*        14.089    16.830         7          N/A         N/A         N/A
2006  .      16.666     19.446          2         16.830    19.687         8         19.100     19.771          1*
2007  .      19.446     22.889         14         19.687    23.231        17         19.771     23.342          1*
2008  .      22.889     12.991         17         23.231    13.218        21         23.342     13.288          1*
2009  .      12.991     18.228         17         13.218    18.593        16         13.288     18.700          1*
2010  .      18.228     19.169         16         18.593    19.602        18         18.700     19.725          1*
2011  .      19.169     16.173         16         19.602    16.580        18         19.725     16.692          1*
---------    ------     ------        ---         ------    ------        --         ------     ------        ---
Blackrock Global Allocation VI
2009  .       N/A         N/A         N/A         11.329    11.566         2          N/A         N/A         N/A
2010  .      11.548     12.430          2         11.566    12.481         9          N/A         N/A         N/A
2011  .      12.430     11.746         16         12.481    11.823        11          N/A         N/A         N/A
---------    ------     ------        ---         ------    ------        --         ------     ------        ---
Delaware VIP (Reg. TM) Diversified Income Series
2005  .       N/A         N/A         N/A         10.868    10.622         9          N/A         N/A         N/A
2006  .      10.645     11.160          9         10.622    11.233        10          N/A         N/A         N/A
2007  .      11.160     11.756          9         11.233    11.863        17          N/A         N/A         N/A
2008  .      11.756     10.964          8         11.863    11.092        30          N/A         N/A         N/A
2009  .      10.964     13.619         12         11.092    13.812        42          N/A         N/A         N/A
2010  .      13.619     14.407         13         13.812    14.647        44          N/A         N/A         N/A
2011  .      14.407     14.998         13         14.647    15.287        51          N/A         N/A         N/A
---------    ------     ------        ---         ------    ------        --         ------     ------        ---
Delaware VIP (Reg. TM) Emerging Markets Series
2005  .       N/A         N/A         N/A         11.736    12.030         1*         N/A         N/A         N/A
2006  .      12.660     14.939          1*        12.030    14.998         1*         N/A         N/A         N/A
2007  .      14.939     20.292          7         14.998    20.424         5          N/A         N/A         N/A
2008  .      20.292      9.615          6         20.424     9.701         7          N/A         N/A         N/A
2009  .       9.615     16.753          8          9.701    16.946         8         13.442     16.984          1*
2010  .      16.753     19.422          6         16.946    19.695         8          N/A         N/A         N/A
2011  .      19.422     15.237          6         19.695    15.490         8          N/A         N/A         N/A
---------    ------     ------        ---         ------    ------        --         ------     ------        ---
Delaware VIP (Reg. TM) High Yield Series
2005  .      14.813     14.672          1*        14.590    14.824         1*         N/A         N/A         N/A
2006  .      14.672     16.143          9         14.824    16.351         5          N/A         N/A         N/A
2007  .      16.143     16.234          9         16.351    16.485         8          N/A         N/A         N/A
2008  .      16.234     12.031         10         16.485    12.248         8          N/A         N/A         N/A
2009  .      12.031     17.540         10         12.248    17.900         8         10.539     14.698          1*
2010  .      17.540     19.766         11         17.900    20.223         9          N/A         N/A         N/A
2011  .      19.766     19.836          9         20.223    20.345         7          N/A         N/A         N/A
---------    ------     ------        ---         ------    ------        --         ------     ------        ---

                       with EGMDB                            with GOP                          Acct Value DB
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation unit                    Accumulation unit                    Accumulation unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning    End of    accumulation
           of period    period       units      of period    period       units      of period    period       units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP (Reg. TM) Limited-Term Diversified Income
2005  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2006  .       9.963     10.134          2          9.940     10.174          1*         N/A         N/A         N/A
2007  .      10.134     10.359          2         10.174     10.425          1*         N/A         N/A         N/A
2008  .      10.359     10.093          2         10.425     10.183          1*         N/A         N/A         N/A
2009  .      10.093     11.143          2         10.183     11.272          6          N/A         N/A         N/A
2010  .      11.143     11.398          4         11.272     11.558          4          N/A         N/A         N/A
2011  .      11.398     11.463          7         11.558     11.653         18          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---          --          --          --------
Delaware VIP (Reg. TM) REIT Series
2005  .       N/A         N/A         N/A         18.614     19.555          1*         N/A         N/A         N/A
2006  .      19.993     25.108          1*        19.555     25.440          2          N/A         N/A         N/A
2007  .      25.108     21.131          3         25.440     21.465          2          N/A         N/A         N/A
2008  .      21.131     13.410          4         21.465     13.656          2          N/A         N/A         N/A
2009  .      13.410     16.207          4         13.656     16.546          2          N/A         N/A         N/A
2010  .      16.207     20.124          6         16.546     20.596          2          N/A         N/A         N/A
2011  .      20.124     21.831          9         20.596     22.399          2          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---          --          --          --------
Delaware VIP (Reg. TM) Small Cap Value Series
2005  .       N/A         N/A         N/A         18.097     19.419          1*         N/A         N/A         N/A
2006  .      21.457     21.833          2         19.419     22.125          1*       23.977      24.529          1*
2007  .      21.833     19.947          4         22.125     20.264          5        24.529      22.478          1*
2008  .      19.947     13.680          5         20.264     13.932          8        22.478      15.462          1*
2009  .      13.680     17.650          5         13.932     18.020          8        15.462      20.009          1*
2010  .      17.650     22.834          5         18.020     23.371          8        20.009      25.963          1*
2011  .      22.834     22.036          5         23.371     22.612          8        25.963      25.132          1*
---------    ------     ------        ---         ------     ------        ---        ------      ------        ---
Delaware VIP (Reg. TM) Smid Cap Growth Series(6)
2005  .       N/A         N/A         N/A         14.651     15.213          1*         N/A         N/A         N/A
2006  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2007  .      16.866     17.141          1*        17.781     17.433          1*         N/A         N/A         N/A
2008  .      17.141      8.933          1*        17.433      9.108          1*         N/A         N/A         N/A
2009  .       8.933     13.523          1*         9.108     13.823          1*         N/A         N/A         N/A
2010  .      16.037     18.128          3         16.424     18.576          2         8.316       9.406          1*
2011  .      18.128     19.183          1*        18.576     19.706          2          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---        ------      ------        ---
Delaware VIP (Reg. TM) US Growth Series
2006  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2007  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---        ------      ------        ---
Delaware VIP (Reg. TM) Value Series
2005  .       N/A         N/A         N/A         12.550     13.053          1*         N/A         N/A         N/A
2006  .      13.115     15.683          3         13.053     15.886          1*         N/A         N/A         N/A
2007  .      15.683     14.919          3         15.886     15.151          5          N/A         N/A         N/A
2008  .      14.919      9.719          3         15.151      9.895          9          N/A         N/A         N/A
2009  .       9.719     11.214          3          9.895     11.445          9          N/A         N/A         N/A
2010  .      11.214     12.683          3         11.445     12.977          8          N/A         N/A         N/A
2011  .      12.683     13.590          5         12.977     13.939          9          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---        ------      ------        ---
DWS VIP Alternative Asset Allocation Plus
2009  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2010  .      11.461     12.605          3          N/A         N/A         N/A          N/A         N/A         N/A
2011  .      12.605     11.976          3         12.656     12.055          1*         N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---        ------      ------        ---
DWS VIP Equity 500 Index
2005  .       N/A         N/A         N/A         13.043     13.389          1*         N/A         N/A         N/A
2006  .       N/A         N/A         N/A         13.389     15.170          2          N/A         N/A         N/A
2007  .      15.819     15.485          1*        15.170     15.665          2          N/A         N/A         N/A
2008  .      15.485      9.515          1*        15.665      9.650          2          N/A         N/A         N/A
2009  .       9.515     11.761          1*         9.650     11.957          1*         N/A         N/A         N/A
2010  .      11.761     13.208          1*        11.957     13.462          1*         N/A         N/A         N/A
2011  .      13.208     13.146          1*        13.462     13.434          1*         N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---        ------      ------        ---

                       with EGMDB                            with GOP                          Acct Value DB
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation unit                    Accumulation unit                    Accumulation unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning    End of    accumulation
           of period    period       units      of period    period       units      of period    period       units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
DWS VIP Small Cap Index
2005  .      15.940     15.864          1*        15.618     15.968          1*         N/A         N/A         N/A
2006  .      15.864     18.232          1*        15.968     18.397          5          N/A         N/A         N/A
2007  .      18.232     17.493          7         18.397     17.697          5          N/A         N/A         N/A
2008  .      17.493     11.266          5         17.697     11.426          2          N/A         N/A         N/A
2009  .      11.266     13.951          5         11.426     14.184          2          N/A         N/A         N/A
2010  .      13.951     17.254          4         14.184     17.586          2          N/A         N/A         N/A
2011  .      17.254     16.146          4         17.586     16.498          2          N/A         N/A         N/A
---------    ------     ------          -         ------     ------          -          --          --          --------
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
2005  .       N/A         N/A         N/A         13.855     15.891          3          N/A         N/A         N/A
2006  .      16.763     17.175          8         15.891     17.409          8          N/A         N/A         N/A
2007  .      17.175     19.758         16         17.409     20.077         25         20.613     20.141          1*
2008  .      19.758     11.104         18         20.077     11.312         27         20.141     11.354          1*
2009  .      11.104     14.752         19         11.312     15.065         27         11.354     15.129          1*
2010  .      14.752     16.916         18         15.065     17.319         36         15.129     17.400          1*
2011  .      16.916     16.127         19         17.319     16.552         33         17.400     16.639          1*
---------    ------     ------        ---         ------     ------         --         ------     ------        ---
Fidelity (Reg. TM) VIP Growth Portfolio
2005  .       N/A         N/A         N/A         10.627     11.023          1*         N/A         N/A         N/A
2006  .       N/A         N/A         N/A         11.023     11.550          6          N/A         N/A         N/A
2007  .      12.113     14.178          1*        11.550     14.382          8          N/A         N/A         N/A
2008  .      14.178      7.326          1*        14.382      7.450          7          N/A         N/A         N/A
2009  .       7.326      9.194          2          7.450      9.373          7          N/A         N/A         N/A
2010  .       9.194     11.168          2          9.373     11.414         12          N/A         N/A         N/A
2011  .      11.168     10.948          2         11.414     11.218         10          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------         --         ------     ------        ---
Fidelity (Reg. TM) VIP Mid Cap
2005  .       N/A         N/A         N/A         10.096     11.561          1*         N/A         N/A         N/A
2006  .      12.021     12.726          1*        11.561     12.776         11          N/A         N/A         N/A
2007  .      12.726     14.395         11         12.776     14.487         21          N/A         N/A         N/A
2008  .      14.395      8.526         13         14.487      8.601         18          7.907      8.617          1*
2009  .       8.526     11.685         12          8.601     11.818         19          8.617     11.845          1*
2010  .      11.685     14.733         11         11.818     14.939         20         11.845     14.981          1*
2011  .      14.733     12.880         11         14.939     13.093         18         14.981     13.136          1*
---------    ------     ------        ---         ------     ------         --         ------     ------        ---
Fidelity (Reg. TM) VIP Overseas Portfolio
2005  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2006  .       N/A         N/A         N/A         16.923     17.993          1*         N/A         N/A         N/A
2007  .      18.047     20.435          1*        17.993     20.706          4          N/A         N/A         N/A
2008  .      20.435     11.231          1*        20.706     11.408          4          N/A         N/A         N/A
2009  .      11.231     13.902          3         11.408     14.156          3          N/A         N/A         N/A
2010  .      13.902     15.382          3         14.156     15.703          5          N/A         N/A         N/A
2011  .      15.382     12.469          2         15.703     12.761          5          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
FTVIPT Franklin Income Securities
2006  .      10.483     11.201         22         10.580     11.219          2          N/A         N/A         N/A
2007  .      11.201     11.398         21         11.219     11.444         16          N/A         N/A         N/A
2008  .      11.398      7.863         17         11.444      7.914         32          N/A         N/A         N/A
2009  .       7.863     10.456         21          7.914     10.550         24          8.830     10.570          1*
2010  .      10.456     11.553         29         10.550     11.687         34          N/A         N/A         N/A
2011  .      11.553     11.600         31         11.687     11.764         24          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
FTVIPT Franklin Small-Mid Cap Growth Securities Fund
2005  .       N/A         N/A         N/A         12.780     13.166          1*         N/A         N/A         N/A
2006  .       N/A         N/A         N/A         13.166     14.070          1*         N/A         N/A         N/A
2007  .      15.176     15.083          2         14.070     15.387          3          N/A         N/A         N/A
2008  .      15.083      8.505          3         15.387      8.699          3          N/A         N/A         N/A
2009  .       8.505     11.976          3          8.699     12.279          5          N/A         N/A         N/A
2010  .      11.976     14.989          3         12.279     15.407          5          N/A         N/A         N/A
2011  .      14.989     13.989          4         15.407     14.415          4          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
FTVIPT Mutual Shares Securities
2006  .       9.987     11.246         23          N/A         N/A         N/A          N/A         N/A         N/A
2007  .      11.246     11.414         32         11.725     11.460         10          N/A         N/A         N/A
2008  .      11.414      7.040         23         11.460      7.086         14          N/A         N/A         N/A
2009  .       7.040      8.702         29          7.086      8.781         14          N/A         N/A         N/A
2010  .       8.702      9.490         26          8.781      9.600         14          N/A         N/A         N/A
2011  .       9.490      9.209         26          9.600      9.339         12          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---

                       with EGMDB                            with GOP                          Acct Value DB
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation unit                    Accumulation unit                    Accumulation unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning    End of    accumulation
           of period    period       units      of period    period       units      of period    period       units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
FTVIPT Templeton Global Bond Securities
2005  .       N/A         N/A         N/A          9.821      9.870          1*         N/A         N/A         N/A
2006  .      10.479     10.900         12          9.870     10.943          1*         N/A         N/A         N/A
2007  .      10.900     11.866         12         10.943     11.942          5         11.923     11.958          1*
2008  .      11.866     12.359         13         11.942     12.470         18         11.958     12.493          1*
2009  .      12.359     14.385         16         12.470     14.550          4          N/A         N/A         N/A
2010  .      14.385     16.145         16         14.550     16.372          4          N/A         N/A         N/A
2011  .      16.145     15.695         15         16.372     15.955          2         16.418     16.009          1*
---------    ------     ------        ---         ------     ------         --         ------     ------        ---
FTVIPT Templeton Growth Securities Fund
2005  .       N/A         N/A         N/A         13.247     14.178          1*         N/A         N/A         N/A
2006  .      14.383     16.749          9         14.178     16.979          3          N/A         N/A         N/A
2007  .      16.749     16.811         11         16.979     17.085          3          N/A         N/A         N/A
2008  .      16.811      9.509          5         17.085      9.688          3          N/A         N/A         N/A
2009  .       9.509     12.225          5          9.688     12.487          2          N/A         N/A         N/A
2010  .      12.225     12.876          4         12.487     13.184          2          N/A         N/A         N/A
2011  .      12.876     11.746          4         13.184     12.058          2          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------         --         ------     ------        ---
LVIP American Global Growth
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A         12.357     11.024          1*         N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP American Global Small Capitalization
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP American Growth
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .      12.457     11.645          3         12.473     11.689          1*         N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP American Growth-Income
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A         12.157     11.685          1*         N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP American International
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A         12.250     10.318          4          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP Baron Growth Opportunities(4)
2006  .       9.293     10.597          1*         N/A         N/A         N/A         10.139     10.614          1*
2007  .      10.597     10.748          8         10.936     10.791          2         10.614     10.797          1*
2008  .      10.748      6.415          8         10.791      6.457          7         10.797      6.464          1*
2009  .       6.415      8.702          9          6.457      8.781          7          6.464      8.795          1*
2010  .       8.702     10.786          9          8.781     10.911          9          8.795     10.934          1*
2011  .      10.786     11.003          8         10.911     11.159         10         10.934     11.187          1*
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP BlackRock Inflation Protected Bond
2010  .       N/A         N/A         N/A         10.081     10.093          1*         N/A         N/A         N/A
2011  .      10.077     11.056          5         10.093     11.100         10          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP Capital Growth
2007  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .       N/A         N/A         N/A         10.088      6.128          1*         N/A         N/A         N/A
2009  .       N/A         N/A         N/A          6.128      8.105          2          N/A         N/A         N/A
2010  .       N/A         N/A         N/A          8.105      9.456          2          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          9.456      8.437          2          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP Cohen & Steers Global Real Estate
2007  .       8.573      8.203          2          9.280      8.216          1*         N/A         N/A         N/A
2008  .       8.203      4.652          4          8.216      4.670          7          N/A         N/A         N/A
2009  .       4.652      6.272          1*         4.670      6.313          6          N/A         N/A         N/A
2010  .       6.272      7.237          1*         6.313      7.303          7          N/A         N/A         N/A
2011  .       7.237      6.465          1*         7.303      6.540         20          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP Columbia Value Opportunities
2007  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       5.542      7.356          1*         N/A         N/A         N/A          N/A         N/A         N/A
2010  .       7.356      8.978          1*         N/A         N/A         N/A          N/A         N/A         N/A
2011  .       8.978      8.628          1*         N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---

                       with EGMDB                            with GOP                         Acct Value DB
          ------------------------------------ ------------------------------------ ----------------------------------
            Accumulation unit                    Accumulation unit                   Accumulation unit
                  value                                value                               value
          ----------------------   Number of   ----------------------   Number of   --------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning   End of   accumulation
           of period    period       units      of period    period       units      of period   period      units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- -------- -------------
                       (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Delaware Bond
2005  .      10.449     10.339          1*        10.339     10.407         10         N/A        N/A         N/A
2006  .      10.339     10.591          1*        10.407     10.687         17         N/A        N/A         N/A
2007  .      10.591     10.923         30         10.687     11.050         21        10.861    11.076          1*
2008  .      10.923     10.363         31         11.050     10.509         21        11.076    10.539          1*
2009  .      10.363     12.041         34         10.509     12.242         34        10.539    12.283          1*
2010  .      12.041     12.767         33         12.242     13.012         33        12.283    13.062          1*
2011  .      12.767     13.430         34         13.012     13.722         33        13.062    13.781          3
---------    ------     ------         --         ------     ------         --        ------    ------        ---
LVIP Delaware Diversified Floating Rate
2010  .       N/A         N/A         N/A         10.031     10.034          1*        N/A        N/A         N/A
2011  .       N/A         N/A         N/A         10.034      9.817          5         N/A        N/A         N/A
---------    ------     ------        ---         ------     ------         --        ------    ------        ---
LVIP Delaware Foundation Aggressive Allocation(5)
2005  .       N/A         N/A         N/A         12.942     13.225          1*        N/A        N/A         N/A
2006  .       N/A         N/A         N/A         13.225     14.851          1*        N/A        N/A         N/A
2007  .      15.852     15.316          4         14.851     15.493         10         N/A        N/A         N/A
2008  .      15.316     10.004          4         15.493     10.146          8         N/A        N/A         N/A
2009  .      10.004     12.917          8         10.146     13.133          8         N/A        N/A         N/A
2010  .      12.917     14.214          4         13.133     14.488          8         N/A        N/A         N/A
2011  .      14.214     13.623          4         14.488     13.920          8         N/A        N/A         N/A
---------    ------     ------        ---         ------     ------         --        ------    ------        ---
LVIP Delaware Growth and Income
2005  .       N/A         N/A         N/A         10.360     10.361          1*        N/A        N/A         N/A
2006  .       N/A         N/A         N/A         10.361     11.416          1*        N/A        N/A         N/A
2007  .       N/A         N/A         N/A         11.416     11.880          1*        N/A        N/A         N/A
2008  .       N/A         N/A         N/A         11.880      7.476          2         N/A        N/A         N/A
2009  .       N/A         N/A         N/A          7.476      9.131          2         N/A        N/A         N/A
2010  .       N/A         N/A         N/A          9.131     10.103          1*        N/A        N/A         N/A
2011  .       N/A         N/A         N/A         10.103     10.017          2         N/A        N/A         N/A
---------    ------     ------        ---         ------     ------         --        ------    ------        ---
LVIP Delaware Social Awareness
2005  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2006  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2007  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2008  .       N/A         N/A         N/A         15.857     10.635          1*        N/A        N/A         N/A
2009  .       N/A         N/A         N/A         10.635     13.545          1*        N/A        N/A         N/A
2010  .       N/A         N/A         N/A         13.545     14.805          1*        N/A        N/A         N/A
2011  .       N/A         N/A         N/A         14.805     14.598          1*        N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---        ------    ------        ---
LVIP Delaware Special Opportunities
2007  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2008  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2009  .       6.949      7.201          1*         5.843      7.249          2         N/A        N/A         N/A
2010  .       7.201      9.194          2          N/A         N/A         N/A         N/A        N/A         N/A
2011  .       9.194      8.518          1*         N/A         N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---        ------    ------        ---
LVIP Dimensional Non-US Equity
2011  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---        ------    ------        ---
LVIP Dimensional US Equity
2011  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---        ------    ------        ---
LVIP Dimensional/Vanguard Total Bond
2011  .      10.035     10.321          1*        10.079     10.337          1*        N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---        ------    ------        ---
LVIP Global Income
2009  .       N/A         N/A         N/A         10.667     10.668          4         N/A        N/A         N/A
2010  .       N/A         N/A         N/A         10.668     11.476          7         N/A        N/A         N/A
2011  .      11.430     11.302          7         11.476     11.376         12         N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---        ------    ------        ---
LVIP Growth Fund(2)
2005  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2006  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---        ------    ------        ---
LVIP Growth Opportunities(3)
2005  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2006  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---        ------    ------        ---

                       with EGMDB                            with GOP                          Acct Value DB
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation unit                    Accumulation unit                    Accumulation unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning    End of    accumulation
           of period    period       units      of period    period       units      of period    period       units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Janus Capital Appreciation
2005  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2006  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2007  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .       N/A         N/A         N/A         15.530      9.476          1*         N/A         N/A         N/A
2009  .       N/A         N/A         N/A          9.476     12.873          1*         N/A         N/A         N/A
2010  .       N/A         N/A         N/A         12.873     14.058          1*         N/A         N/A         N/A
2011  .       N/A         N/A         N/A         14.058     13.002          1*         N/A         N/A         N/A
---------     --          --          ---         ------     ------        ---          --          --          --------
LVIP JPMorgan High Yield
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A         10.798     10.885          1*         N/A         N/A         N/A
---------     --          --          ---         ------     ------        ---          --          --          --------
LVIP MFS International Growth
2007  .       N/A         N/A         N/A         11.681     11.142          5          N/A         N/A         N/A
2008  .       N/A         N/A         N/A         11.142      5.579          5          N/A         N/A         N/A
2009  .       5.413      7.384          3          5.579      7.433          4          N/A         N/A         N/A
2010  .       7.384      8.171          3          7.433      8.245         11          N/A         N/A         N/A
2011  .       8.171      7.203          3          8.245      7.287         12          N/A         N/A         N/A
---------     -----      -----        ---         ------     ------        ---          --          --          --------
LVIP MFS Value
2007  .       9.503      9.689          1*         9.773      9.704          1*         N/A         N/A         N/A
2008  .       9.689      6.417          1*         9.704      6.443          1*         5.866      6.449          1*
2009  .       6.417      7.594          4          6.443      7.644          2          6.449      7.654          1*
2010  .       7.594      8.290          4          7.644      8.365         15          7.654      8.381          1*
2011  .       8.290      8.101          4          8.365      8.195         15          8.381      8.214          1*
---------     -----      -----        ---         ------     ------        ---          -----      -----        ---
LVIP Mid-Cap Value
2007  .       8.496      8.619          1*         9.886      8.633          3          N/A         N/A         N/A
2008  .       8.619      5.000          4          8.633      5.020          7          4.341      5.024          1*
2009  .       5.000      6.966          6          5.020      7.013          5          5.024      7.021          1*
2010  .       6.966      8.444          5          7.013      8.522          8          7.021      8.536          1*
2011  .       8.444      7.490          5          8.522      7.578          8          8.536      7.594          1*
---------     -----      -----        ---         ------     ------        ---          -----      -----        ---
LVIP Mondrian International Value
2005  .       N/A         N/A         N/A         15.567     17.181          1*         N/A         N/A         N/A
2006  .      20.845     21.708          1*        17.181     21.906          2          N/A         N/A         N/A
2007  .      21.708     23.675          1*        21.906     23.951          3          N/A         N/A         N/A
2008  .      23.675     14.671          1*        23.951     14.878          1*         N/A         N/A         N/A
2009  .      14.671     17.398          1*        14.878     17.688          1*         N/A         N/A         N/A
2010  .      17.398     17.439          1*        17.688     17.775          3          N/A         N/A         N/A
2011  .      17.439     16.341          1*        17.775     16.697          3          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---          -----      -----        ---
LVIP Money Market Fund
2005  .       N/A         N/A         N/A          9.810      9.889          1*         N/A         N/A         N/A
2006  .       N/A         N/A         N/A          9.889     10.152          1*         N/A         N/A         N/A
2007  .      10.167     10.330         14         10.152     10.450         45         10.406     10.474          1*
2008  .      10.330     10.342         19         10.450     10.489        102         10.474     10.518          1*
2009  .      10.342     10.151          2         10.489     10.321         53         10.518     10.355          1*
2010  .      10.151      9.959          2         10.321     10.151         10         10.355     10.190          1*
2011  .       9.959      9.770         21         10.151      9.983          9         10.190     10.026          2
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP Protected Profile 2010
2007  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP Protected Profile 2020
2007  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---

                       with EGMDB                            with GOP                          Acct Value DB
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation unit                    Accumulation unit                    Accumulation unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning    End of    accumulation
           of period    period       units      of period    period       units      of period    period       units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Protected Profile 2030
2007  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------     --          --          ---          --          --          ---          --          --          ---
LVIP Protected Profile 2040
2007  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------     --          --          ---          --          --          ---          --          --          ---
LVIP Protected Profile Conservative
2005  .       N/A         N/A         N/A         10.262     10.249         14          N/A         N/A         N/A
2006  .       N/A         N/A         N/A         10.249     10.989         15          N/A         N/A         N/A
2007  .       N/A         N/A         N/A         10.989     11.615          4          N/A         N/A         N/A
2008  .       N/A         N/A         N/A         11.615      9.290         45          N/A         N/A         N/A
2009  .       N/A         N/A         N/A          9.290     11.375         37          N/A         N/A         N/A
2010  .      11.246     12.157          1*        11.375     12.327         46          N/A         N/A         N/A
2011  .      12.157     12.330          1*        12.327     12.535         54          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---          --          --          ---
LVIP Protected Profile Growth
2005  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2006  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2007  .      12.562     12.748         11          N/A         N/A         N/A          N/A         N/A         N/A
2008  .      12.748      8.303         10          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       8.303     10.481          2          N/A         N/A         N/A          N/A         N/A         N/A
2010  .      10.481     11.556          2          N/A         N/A         N/A          N/A         N/A         N/A
2011  .      11.556     11.305          2          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---          --          --          ---
LVIP Protected Profile Moderate
2005  .       N/A         N/A         N/A         10.259     10.466         14          N/A         N/A         N/A
2006  .       N/A         N/A         N/A         10.466     11.501         24          N/A         N/A         N/A
2007  .      12.007     12.245          5         11.501     12.324         63         11.551     12.340          1*
2008  .      12.245      8.789          8         12.324      8.868         59         12.340      8.884          1*
2009  .       8.789     11.010          1*         8.868     11.136         56          N/A         N/A         N/A
2010  .      11.010     12.058          1*        11.136     12.227         54          N/A         N/A         N/A
2011  .      12.058     11.933          1*        12.227     12.131         55          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSGA Bond Index
2008  .       N/A         N/A         N/A         10.119     10.454          2          9.955     10.457          1*
2009  .      10.378     10.675          1*        10.454     10.716          7         10.457     10.724          1*
2010  .      10.675     11.066          1*        10.716     11.136          7         10.724     11.150         11
2011  .      11.066     11.626          1*        11.136     11.729          5          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSgA Conservative Index Allocation
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A         10.436     10.511          1*         N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSgA Conservative Structured Allocation
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSGA Developed International 150
2008  .       N/A         N/A         N/A          5.980      6.257         18          N/A         N/A         N/A
2009  .       5.713      8.844          1*         6.257      8.878          1*         N/A         N/A         N/A
2010  .       8.844      9.281          1*         8.878      9.339          1*         8.885      9.351          1*
2011  .       9.281      7.977          1*         9.339      8.047          1*         N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSGA Emerging Markets 100
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       5.779     11.224          1*         5.259     11.267          3          N/A         N/A         N/A
2010  .      11.224     14.028          3         11.267     14.135          2         11.276     14.135          1*
2011  .      14.028     11.672          2         14.135     11.791          4          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---

                       with EGMDB                            with GOP                          Acct Value DB
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation unit                    Accumulation unit                    Accumulation unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning    End of    accumulation
           of period    period       units      of period    period       units      of period    period       units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSgA Global Tactical Allocation(7)
2005  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2006  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2007  .      13.043     13.451          4          N/A         N/A         N/A          N/A         N/A         N/A
2008  .      13.451      7.833          4          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       7.833     10.022          4          N/A         N/A         N/A          N/A         N/A         N/A
2010  .      10.022     10.662          4          N/A         N/A         N/A          N/A         N/A         N/A
2011  .      10.662     10.452          4         10.811     10.625         50         10.842     10.660         18
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSGA International Index
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       5.861      7.985          1*         5.279      8.016          2          N/A         N/A         N/A
2010  .       7.985      8.362          1*         8.016      8.415          2          8.022      8.426          1*
2011  .       8.362      7.168          3          8.415      7.232          1*         N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSGA Large Cap 100
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       6.713      9.211          1*         5.739      9.246          1*         N/A         N/A         N/A
2010  .       9.211     10.741          3          9.246     10.809          3          9.254     10.823          3
2011  .      10.741     10.750          1*        10.809     10.846          2          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSgA Moderate Index Allocation
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSgA Moderate Structured Allocation
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .      10.540     10.340          2         10.551     10.377        127          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSgA Moderately Aggressive Index Allocation
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSgA Moderately Aggressive Structured Allocation
2010  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSgA S&P 500 Index(1)
2005  .       N/A         N/A         N/A         10.345     10.242          1*         N/A         N/A         N/A
2006  .       N/A         N/A         N/A         10.242     11.446          1*         N/A         N/A         N/A
2007  .       N/A         N/A         N/A         11.432     11.305          5          N/A         N/A         N/A
2008  .       N/A         N/A         N/A         11.305      6.963         68          N/A         N/A         N/A
2009  .       6.679      8.514          1*         6.963      8.611          6          N/A         N/A         N/A
2010  .       8.514      9.556          1*         8.611      9.689         15          8.631      9.717          2
2011  .       9.556      9.521          5          9.689      9.677         13          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSgA Small Cap Index
2007  .       N/A         N/A         N/A         10.178      9.142          1*         N/A         N/A         N/A
2008  .       7.930      5.896          2          9.142      5.919          1*         N/A         N/A         N/A
2009  .       5.896      7.268          2          5.919      7.315          2          N/A         N/A         N/A
2010  .       7.268      8.972          2          7.315      9.053          2          7.325      9.069          1*
2011  .       8.972      8.376          3          9.053      8.473          1*         N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP SSGA Small/Mid Cap 200
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       6.784     10.698          1*         5.773     10.739          1*         N/A         N/A         N/A
2010  .      10.698     13.369          1*        10.739     13.454          1*        10.747     13.471          1*
2011  .      13.369     12.789          1*        13.454     12.902          1*         N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---
LVIP T. Rowe Price Growth Stock
2007  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2009  .       6.694      7.885          1*         N/A         N/A         N/A          N/A         N/A         N/A
2010  .       7.885      9.004          1*         7.937      9.086          1*         N/A         N/A         N/A
2011  .       9.004      8.663          2          9.086      8.763          1*         N/A         N/A         N/A
---------    ------     ------        ---         ------     ------        ---         ------     ------        ---

                       with EGMDB                            with GOP                         Acct Value DB
          ------------------------------------ ------------------------------------ ----------------------------------
            Accumulation unit                    Accumulation unit                   Accumulation unit
                  value                                value                               value
          ----------------------   Number of   ----------------------   Number of   --------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning   End of   accumulation
           of period    period       units      of period    period       units      of period   period      units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- -------- -------------
                       (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP T. Rowe Price Structured Mid-Cap Growth
2005  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2006  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2007  .       N/A         N/A         N/A         17.377     17.646          2         N/A        N/A         N/A
2008  .       N/A         N/A         N/A         17.646      9.903          1*        N/A        N/A         N/A
2009  .       N/A         N/A         N/A          9.903     14.211          1*        N/A        N/A         N/A
2010  .       N/A         N/A         N/A         14.211     17.892          2         N/A        N/A         N/A
2011  .       N/A         N/A         N/A         17.892     16.867          2         N/A        N/A         N/A
---------     --          --          ---         ------     ------        ---      ----------- -------- -------------
LVIP Templeton Growth
2007  .       N/A         N/A         N/A         10.124      9.789          7         N/A        N/A         N/A
2008  .       N/A         N/A         N/A          9.789      5.976          7         N/A        N/A         N/A
2009  .       N/A         N/A         N/A          5.976      7.509          8         N/A        N/A         N/A
2010  .       N/A         N/A         N/A          7.509      7.848          8         N/A        N/A         N/A
2011  .       N/A         N/A         N/A          7.848      7.458          8         N/A        N/A         N/A
---------     --          --          ---         ------     ------        ---      ----------- -------- -------------
LVIP Turner Mid-Cap Growth
2007  .      11.122     10.925          1*        10.768     10.942          1*        N/A        N/A         N/A
2008  .      10.925      5.418          2         10.942      5.440          2         N/A        N/A         N/A
2009  .       5.418      7.866          2          5.440      7.918          1*        N/A        N/A         N/A
2010  .       7.866      9.792          2          7.918      9.881          5         N/A        N/A         N/A
2011  .       9.792      8.851          2          9.881      8.954          7         N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---      ----------- -------- -------------
LVIP Vanguard Domestic Equity ETF
2011  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---      ----------- -------- -------------
LVIP Vanguard International Equity ETF
2011  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---      ----------- -------- -------------
LVIP Wells Fargo Intrinsic Value Fund
2005  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2006  .      10.718     11.379          1*        11.074     11.424          4         N/A        N/A         N/A
2007  .      11.379     11.616          1*        11.424     11.691          4         N/A        N/A         N/A
2008  .      11.616      7.007          1*        11.691      7.071          4         N/A        N/A         N/A
2009  .       7.007      8.452          1*         7.071      8.550          4         N/A        N/A         N/A
2010  .       8.452      9.751          1*         8.550      9.889          4         N/A        N/A         N/A
2011  .       9.751      9.294          1*         9.889      9.449          2         N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---      ----------- -------- -------------
MFS VIT Growth Series
2008  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2009  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2010  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
2011  .       N/A         N/A         N/A          N/A         N/A         N/A         N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---      ----------- -------- -------------
MFS VIT Total Return Series
2005  .       N/A         N/A         N/A         12.311     12.418          1*        N/A        N/A         N/A
2006  .      12.524     13.444          5         12.418     13.627          8         N/A        N/A         N/A
2007  .      13.444     13.703          4         13.627     13.925         15         N/A        N/A         N/A
2008  .      13.703     10.439          2         13.925     10.634         15         N/A        N/A         N/A
2009  .      10.439     12.051          2         10.634     12.308         11         N/A        N/A         N/A
2010  .      12.051     12.957          2         12.308     13.266         12         N/A        N/A         N/A
2011  .      12.957     12.908          1*        13.266     13.249         13         N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---      ----------- -------- -------------
MFS VIT Utilities Series
2005  .       N/A         N/A         N/A         12.689     14.543          1*        N/A        N/A         N/A
2006  .      17.349     18.478          6         14.543     18.724          2         N/A        N/A         N/A
2007  .      18.478     23.115          8         18.724     23.482          6         N/A        N/A         N/A
2008  .      23.115     14.098          9         23.482     14.357          6         N/A        N/A         N/A
2009  .      14.098     18.370          8         14.357     18.755          5         N/A        N/A         N/A
2010  .      18.370     20.449          9         18.755     20.930          9         N/A        N/A         N/A
2011  .      20.449     21.359         11         20.930     21.915          8         N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---      ----------- -------- -------------
Neuberger Berman AMT Mid-Cap Growth Portfolio
2005  .      12.711     13.260          1*        11.959     13.373          1*        N/A        N/A         N/A
2006  .      13.260     14.915          4         13.373     15.080          1*        N/A        N/A         N/A
2007  .      14.915     17.922          6         15.080     18.166          1*        N/A        N/A         N/A
2008  .      17.922      9.953          2         18.166     10.114          1*        N/A        N/A         N/A
2009  .       9.953     12.845          2         10.114     13.085          1*        N/A        N/A         N/A
2010  .      12.845     16.262          2         13.085     16.608          1*        N/A        N/A         N/A
2011  .      16.262     16.024          1*        16.608     16.405          1*        N/A        N/A         N/A
---------    ------     ------        ---         ------     ------        ---      ----------- -------- -------------

                      with EGMDB                          with GOP                        Acct Value DB
          ---------------------------------- ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
                     (Accumulation unit value in dollars and Number of accumulation units in thousands)
Neuberger Berman AMT Regency Portfolio
2005  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2006  .   N/A           N/A         N/A        17.572    18.947          1*        N/A        N/A         N/A
2007  .   18.274      18.932          2        18.947    19.243          1*        N/A        N/A         N/A
2008  .   18.932      10.059          1*       19.243    10.250          1*        N/A        N/A         N/A
2009  .   10.059      14.458          1*       10.250    14.769          1*        N/A        N/A         N/A
2010  .   14.458      17.891          1*       14.769    18.322          1*        N/A        N/A         N/A
2011  .   17.891      16.405          1*       18.322    16.843          1*        N/A        N/A         N/A
--------- ------      ------        ---        ------    ------        ---      ----------- -------- -------------
PIMCO VIT Commodity Real Return
2009  .   N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2010  .   12.476      15.202          1*        N/A        N/A         N/A         N/A        N/A         N/A
2011  .   15.202      13.783          2        15.263    13.874          5         N/A        N/A         N/A
--------- ------      ------        ---        ------    ------        ---      ----------- -------- -------------


* All numbers less than 500 were rounded up to one.

(1) Effective April 30, 2007, the Lincoln Core Fund was reorganized into the LVIP SSgA S&P 500 Index Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Lincoln Core Fund.

(2) Effective April 30, 2007, the Lincoln Growth Fund, was reorganized into the LVIP Janus Capital Appreciation Fund, a series of Lincoln Variable Insurance Products Trust.

(3) Effective June 11, 2007, the Lincoln Growth Opportunities Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.

(4) Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

(5) Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation Aggressive Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.

(6) Effective October 9, 2010, the Delaware VIP (Reg. TM) Trend Series was reorganized into the Delaware VIP (Reg. TM) Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP (Reg. TM) Trend Series.

(7) Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSgA Global Tactical Allocation Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Appendix C - Overview of Living Benefit Riders

Overview of Living Benefit Riders
We offer a number of optional Living Benefit riders that, for an additional fee, offer certain guarantees, if certain conditions are met. These Living Benefit riders are described briefly below. Please see the more detailed description in the prospectus discussion for each rider, as well as the Charges and Other Deductions section of the prospectus, for important information on the costs, restrictions, and availability of each rider. Please consult your registered representative as to whether any Living Benefit rider is appropriate for you based on factors such as your investment objectives, risk tolerance, liquidity needs, and time horizon. Prior versions of these riders may have different features. Please consult your registered representative for the availability of any particular rider.





                Lincoln SmartSecurity (Reg. TM) Advan-
                                 tage                           Lincoln Lifetime IncomeSM
                      (prior versions may vary)                      Advantage 2.0
1. Overview   Designed to guarantee that if you         Designed to guarantee that if you
              make your first withdrawal on or          make your first withdrawal on or
              after the date you reach age 65,          after the date you reach age 55 you
              you are guaranteed income for             are guaranteed income for your life
              your life (and your spouse's, under       (and your spouse's, under joint life
              joint life version), even after the       version). Also includes age-based
              entire amount of purchase                 increases to the withdrawal
              payments has been returned to you         amount.
              through periodic withdrawals. If
              lifetime withdrawals are not in
              effect, you may make periodic
              withdrawals of the Guaranteed
              Amount.



                                                      4LATER (Reg. TM) Advantage Protected
                                                                     Funds
                                                           4LATER (Reg. TM) Advantage
                    i4LIFE (Reg. TM) Advantage
1. Overview   Designed to provide an income       Designed to guarantee today a
              program that combines variable      future minimum payout floor for
              Regular Income Payments and a       i4LIFE (Reg. TM) Advantage Regular Income
              death benefit with the ability to   Payments, regardless of
              make withdrawals during an          investment performance, by
              Access Period.                      providing an Income Base during
                                                  the accumulation period that can
                                                  be used to establish in the future a
                                                  Guaranteed Income Benefit with
                                                  i4LIFE (Reg. TM) Advantage.



               i4LIFE (Reg. TM) Advantage Guaranteed
              Income Benefit (Version 4) (prior
              versions may vary)
              4LATER (Reg. TM) Advantage Guaranteed
              Income Benefit
1. Overview   Designed to use the Account
              Value1 established under i4LIFE (Reg. TM)
              Advantage (if i4LIFE (Reg. TM) Advantage
              Guaranteed Income Benefit is
              elected) or the greater of the
              Income Base2 or Account Value
              under Lincoln Lifetime IncomeSM
              Advantage 2.0 or 4LATER (Reg. TM)
              Advantage Protected Funds to
              provide a minimum payout floor
              for i4LIFE (Reg. TM) Advantage Regular
              Income Payments, regardless of
              investment performance.

              1 Can instead use the remaining
              Guaranteed Amount under Lincoln
              SmartSecurity (Reg. TM) Advantage or
              Lincoln Lifetime IncomeSM
              Advantage

              2 Can instead use the Income Base
              established under 4LATER (Reg. TM)
              Advantage

                              Lincoln SmartSecurity (Reg. TM) Advan-
                                               tage                          Lincoln Lifetime IncomeSM
                                    (prior versions may vary)                     Advantage 2.0
2. Current Fee              0.65% (single life) or 0.80% (joint       Single life option 1.05% of Income
                            life) of Guaranteed Amount                Base

                                                                      Joint life option 1.25% of Income
                                                                      Base
3. Guaranteed Maximum Fee   1.50% of Guaranteed Amount                2.00% of Income Base



                                                                     4LATER (Reg. TM) Advantage Protected
                                                                                    Funds
                                                                          4LATER (Reg. TM) Advantage
                                  i4LIFE (Reg. TM) Advantage
2. Current Fee              Varies based on product and death    0.65% of Income Base
                            benefit option (assessed as a % of
                            Account Value, and only during       1.05% (single life) or 1.25% (joint
                            annuity payout phase)                life) of Income Base for 4LATER (Reg. TM)
                                                                 Advantage Protected Funds.
3. Guaranteed Maximum Fee   Same as current fee                  1.50% of Income Base

                                                                 2.00% of Income Base for
                                                                 4LATER (Reg. TM) Advantage Protected
                                                                 Funds



                             i4LIFE (Reg. TM) Advantage Guaranteed
                            Income Benefit (Version 4) (prior
                            versions may vary)
                            4LATER (Reg. TM) Advantage Guaranteed
                            Income Benefit
2. Current Fee              0.65% added to the i4LIFE (Reg. TM)
                            Advantage charge (0.85% if joint
                            life option is chosen) Assessed as
                            a % of Account Value, and only
                            during annuity payout phase
                            (0.50% added to the i4LIFE (Reg. TM)
                            Advantage charge for i4LIFE (Reg. TM)
                            Advantage Guaranteed Income
                            Benefit Versions 3, 2 and 1)
                            (0.65% for 4LATER (Reg. TM) Advantage
                            Guaranteed Income Benefit)

                            For purchasers of Lincoln Lifetime
                            IncomeSM Advantage 2.0 or
                            4LATER (Reg. TM) Advantage Protected
                            Funds, 1.05% (single life option)
                            or 1.25 (joint life option) which is
                            the total charge for i4LIFE (Reg. TM)
                            Advantage and Guaranteed Income
                            Benefit initially (assessed as a % of
                            the Income Base or Account Value,
                            if greater). This charge is in
                            addition to the daily mortality and
                            expense risk and administrative
                            charge for your death benefit
                            option on your base contract.
3. Guaranteed Maximum Fee   1) 2.00% added to the i4LIFE (Reg. TM)
                            Advantage charge, assessed as a
                            % of Account Value, and only
                            during annuity payout phase
                            (1.50% for versions 3, 2 and 1 and
                            4LATER (Reg. TM) Advantage)

                            2) 2.00% charge for i4LIFE (Reg. TM)
                            Advantage Guaranteed Income
                            Benefit for purchasers of Lincoln
                            Lifetime IncomeSM Advantage 2.0
                            and 4LATER (Reg. TM) Advantage Protected
                            Funds initially assessed as a % of
                            the Income Base or Account Value,
                            if greater. This charge is in addition
                            to the daily mortality and expense
                            risk and administrative charge for
                            your death benefit option on your
                            base contract.

                                   Lincoln SmartSecurity (Reg. TM) Advan-
                                                    tage
                                         (prior versions may vary)
4. Withdrawals Permitted         Yes - 5% annually

                                 Excess Withdrawals may
                                 significantly reduce guaranteed
                                 payments.
5. Payments for Life             Yes (if conditions are met)
6. Potential Increases to        Additional Purchase Payments
Guaranteed Amount, Income
Base, or Guaranteed Income       Automatic Annual Step-Ups
Benefit (as applicable)          (if conditions are met)
7. Investment Requirements       Option 3 (different Investment
                                 Requirements may apply
                                 depending upon date of purchase.
                                 See Investment Requirements
                                 section of prospectus for more
                                 details)
8. Ability to Make Additional    Yes. After the first rider
Purchase Payments if             anniversary, cumulative payments
Contract Value is greater than   are limited to $100,000 without
zero                             prior Home Office approval



                                        Lincoln Lifetime IncomeSM
                                             Advantage 2.0                    i4LIFE (Reg. TM) Advantage
4. Withdrawals Permitted         Yes - withdrawal rate varies based   Yes, during Access Period
                                 on age at purchase and if Lincoln
                                 Lifetime IncomeSM Advantage 2.0
                                 Protected Funds is chosen.

                                 Excess Withdrawals may
                                 significantly reduce guaranteed
                                 payments.
5. Payments for Life             Yes (if conditions are met)          Yes (if conditions are met)
6. Potential Increases to        Additional Purchase Payments         N/A
Guaranteed Amount, Income
Base, or Guaranteed Income       5% Enhancements
Benefit (as applicable)
                                 Automatic Annual Step-Ups
                                 (if conditions are met)
7. Investment Requirements       Option 3 (different Investment       None
                                 Requirements may apply
                                 depending upon date of purchase.
                                 See Investment Requirements
                                 section of prospectus for more
                                 details)

                                 Additional Investment
                                 Requirements for Lincoln Lifetime
                                 IncomeSM Advantage 2.0 Protected
                                 Funds
8. Ability to Make Additional    Yes - may impact the charge          No (non-qualified contracts)
Purchase Payments if             (Cumulative purchase payments in
Contract Value is greater than   excess of $100,000 require Home      Yes, during Access Period, unless
zero                             Office approval.)                    4LATER (Reg. TM) Advantage Guaranteed
                                                                      Income Benefit or i4LIFE (Reg. TM)
                                                                      Advantage Guaranteed Income
                                                                      Benefit has been elected (qualified
                                                                      contracts)



                                                                             i4LIFE (Reg. TM) Advantage Guaranteed
                                                                            Income Benefit (Version 4) (prior
                                     4LATER (Reg. TM) Advantage Protected   versions may vary)
                                                    Funds                   4LATER (Reg. TM) Advantage Guaranteed
                                         4LATER (Reg. TM) Advantage         Income Benefit
4. Withdrawals Permitted         Withdrawals may significantly              Excess Withdrawals may
                                 reduce your Income Base.                   significantly reduce guaranteed
                                                                            payments.
5. Payments for Life             When you elect i4LIFE (Reg. TM)Advantage   Yes (if conditions are met)
6. Potential Increases to        Additional Purchase Payments               Automatic Annual Step-Ups (Prior
Guaranteed Amount, Income                                                   versions will have different
Base, or Guaranteed Income       5% Enhancements for 4LATER (Reg. TM)       Step-Up provisions)
Benefit (as applicable)          Advantage Protected Funds                  (if conditions are met)

                                 15% Enhancements (every 3
                                 years) for 4LATER (Reg. TM) Advantage

                                 Resets to contract value
                                 (if conditions are met)
7. Investment Requirements       Option 3 (different Investment             Option 3 (different Investment
                                 Requirements may apply                     Requirements may apply
                                 depending upon date of purchase.           depending upon date of purchase
                                 See Investment Requirements                and for elections of Lincoln
                                 section of prospectus for more             Lifetime IncomeSM Advantage 2.0
                                 details)                                   Protected Funds, 4LATER (Reg. TM)
                                                                            Advantage Protected Funds and
                                 Additional Investment                      i4LIFE (Reg. TM) Advantage Guaranteed
                                 Requirements for 4LATER (Reg. TM)          Income Benefit Protected Funds.
                                 Advantage Protected Funds
8. Ability to Make Additional    Yes. 4LATER (Reg. TM) Advantage            No
Purchase Payments if             Protected Funds cumulative
Contract Value is greater than   purchase payments in excess of
zero                             $100,000 require Home Office
                                 approval.

                               Lincoln SmartSecurity (Reg. TM) Advan-
                                                tage                      Lincoln Lifetime IncomeSM
                                     (prior versions may vary)                 Advantage 2.0
9. Ability to Cancel Rider   Yes, after 5 years following the          Yes, after 5 Years
                             later of rider effective date or
                             contractowner-elected step-up
10. Nursing Home Benefit     No                                        Yes
11. May Elect Other Living   No                                        No
Benefit Riders



                                                               4LATER (Reg. TM) Advantage Protected
                                                                              Funds
                                                                    4LATER (Reg. TM) Advantage
                                i4LIFE (Reg. TM) Advantage
9. Ability to Cancel Rider   No (non-qualified contracts)   Yes, after 3 years following the
                                                            later of rider effective date or most
                             Yes, at any time               recent Reset.
                             (qualified contracts)          Yes, after 5 years for 4LATER (Reg. TM)
                                                            Advantage Protected Funds.
10. Nursing Home Benefit     No                             No
11. May Elect Other Living   Limited to Guaranteed Income   No (prior to Periodic Income
Benefit Riders               Benefit                        Commencement Date)



                              i4LIFE (Reg. TM) Advantage Guaranteed
                             Income Benefit (Version 4) (prior
                             versions may vary)
                             4LATER (Reg. TM) Advantage Guaranteed
                             Income Benefit
9. Ability to Cancel Rider   Yes, at any time (termination of the
                             Guaranteed Income Benefit does
                             not terminate i4LIFE (Reg. TM) Advantage)

                             Yes, after 3 years following the
                             later of rider effective date or most
                             recent Reset (if 4LATER (Reg. TM)
                             Advantage Guaranteed Income
                             Benefit is elected or purchasers of
                             Lincoln Lifetime IncomeSM
                             Advantage elect the Guaranteed
                             Income Benefit) (termination of the
                             Guaranteed Income Benefit does
                             not terminate i4LIFE (Reg. TM) Advantage)

                             Yes, qualified contracts only, after
                             5 years following the rider effective
                             date for Lincoln Lifetime IncomeSM
                             Advantage 2.0 or 4LATER (Reg. TM)
                             Advantage Protected Funds
                             purchasers who elect i4LIFE (Reg. TM)
                             Advantage with Guaranteed
                             Income Benefit. Termination
                             applied to both i4LIFE (Reg. TM) Advantage
                             and Guaranteed Income Benefit.
10. Nursing Home Benefit     No
11. May Elect Other Living   Limited to i4LIFE (Reg. TM) Advantage
Benefit Riders

                                 SAI 3

Lincoln ChoicePlus AssuranceSM (C Share)
Lincoln New York Account N for Variable Annuities
(Registrant)

Lincoln Life & Annuity Company of New York  (Depositor)



Statement of Additional Information (SAI)

This SAI should be read in conjunction with the Lincoln ChoicePlus AssuranceSM (C Share) prospectus of Lincoln New York Account N for Variable Annuities dated May 1, 2012. You may obtain a copy of the Lincoln ChoicePlus AssuranceSM (C Share) prospectus on request and without charge. Please write Lincoln Life & Annuity Company of New York, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583.




Table of Contents





Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Interest Adjustment Example                     B-2
Annuity Payouts                                 B-4
Examples of Regular Income Payment
Calculations                                    B-5


Item                                             Page
Determination of Accumulation and Annuity Unit
Value                                           B-5
Capital Markets                                 B-5
Advertising & Ratings                           B-5
More About the S&P 500 Index                    B-6
Additional Services                             B-6
Other Information                               B-7
Financial Statements                            B-7


This SAI is not a prospectus.

The date of this SAI is May 1, 2012.

Special Terms

The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm

Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the VAA as of December 31, 2011; and b) our financial statements of Lincoln Life & Annuity Company of New York as of December 31, 2011, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.



Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln New York. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.



Principal Underwriter

Lincoln Financial Distributors, Inc., ("LFD"), an affiliate of Lincoln New York, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives who are also associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corp. (collectively "LFN"), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $5,410,039, $11,044,907 and $16,649,416 to LFN and Selling
Firms in 2009, 2010 and 2011, respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.




Purchase of Securities Being Offered

The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee may be reduced or waived.


Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Interest Adjustment Example

Note: This example is intended to show how the Interest Adjustment calculation impacts the surrender value of a representative contract. The annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the Interest Adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The Interest Adjustment may be referred to as a market value adjustment in your contract.

                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE

                             CASH SURRENDER VALUES



         Single Premium..................    $50,000
         Premium taxes...................    None
         Withdrawals.....................    None
         Guaranteed Period...............    5 years
         Guaranteed Interest Rate........    3.50%
         Annuity Date....................    Age 70
         Index Rate A....................    3.50%
         Index Rate B....................    4.00% End of contract year 1
                                             3.50% End of contract year 2
                                             3.00% End of contract year 3
                                             2.00% End of contract year 4
         Percentage adjustment to B......    0.50%



         Interest Adjustment Formula                  (1 + Index A)n
                                              ------------------------------
                                                                             -1
         n = Remaining Guaranteed Period      (1 + Index B + % Adjustment)n

                          SURRENDER VALUE CALCULATION




                                               (3)
                (1)       (2)                  Adjusted   (4)       (5)          (6)
                Annuity   1 + Interest         Annuity    Minimum   Greater of   Surrender
Contract Year   Value     Adjustment Formula   Value      Value     (3) & (4)    Value
--------------- --------- -------------------- ---------- --------- ------------ ----------
  1............ $51,710        0.962268        $49,759    $50,710   $50,710      $46,460
  2............ $53,480        0.985646        $52,712    $51,431   $52,712      $48,462
  3............ $55,312        1.000000        $55,312    $52,162   $55,312      $51,312
  4............ $57,208        1.009756        $57,766    $52,905   $57,766      $54,266
  5............ $59,170           N/A          $59,170    $53,658   $59,170      $56,170


                           ANNUITY VALUE CALCULATION



                   BOY*                              Annual        EOY**
                   Annuity       Guaranteed          Account       Annuity
Contract Year      Value         Interest Rate       Fee           Value
------------------ ---------     ---------------     ---------     ----------
   1...............$50,000   x       1.035       -   $40       =   $51,710
   2...............$51,710   x       1.035       -   $40       =   $53,480
   3...............$53,480   x       1.035       -   $40       =   $55,312
   4...............$55,312   x       1.035       -   $40       =   $57,208
   5...............$57,208   x       1.035       -   $40       =   $59,170


                  1 + INTEREST ADJUSTMENT FORMULA CALCULATION




Contract Year       Index A      Index B      Adj Index B      N        Result
----------------    ---------    ---------    -------------    -----    ---------
  1.............     3.50%        4.00%          4.50%          4       0.962268
  2.............     3.50%        3.50%          4.00%          3       0.985646
  3.............     3.50%        3.00%          3.50%          2       1.000000
  4.............     3.50%        2.00%          2.50%          1       1.009756
  5.............     3.50%         N/A            N/A          N/A         N/A

                             MINIMUM VALUE CALCULATION



                                  Minimum             Annual
                                  Guaranteed          Account       Minimum
Contract Year                     Interest Rate       Fee           Value
------------------                ---------------     ---------     ----------
   1...............$50,000    x       1.015       -   $40       =   $50,710
   2...............$50,710    x       1.015       -   $40       =   $51,431
   3...............$51,431    x       1.015       -   $40       =   $52,162
   4...............$52,162    x       1.015       -   $40       =   $52,905
   5...............$52,905    x       1.015       -   $40       =   $53,658


                             * BOY = beginning of year

                                        ** EOY = end of year



Annuity Payouts

Variable Annuity Payouts
Variable annuity payouts will be determined on the basis of:

 o the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax;

 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.


The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables modified, with an assumed investment return at the rate of 3%, 4% or 5% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.


Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.


At an Annuity Commencement Date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.


The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.


Proof of Age, Sex and Survival

We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.



Examples of Regular Income Payment Calculations

These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the Regular Income Payments. These examples assume that the investment return is the same as the assumed investment return
(AIR) to make the Regular Income Payment calculations simpler to understand. The Regular Income Payments will vary based on the investment performance of the underlying funds.





         Annuitant............................ Male, Age 65
         Secondary Life....................... Female, Age 63
         Purchase Payment..................... $200,000.00
         Regular Income Payment Frequency..... Annual
         AIR.................................. 4.0%
         Hypothetical Investment Return....... 4.0%

                                               20-year Access Period    30-Year Access Period
         Regular Income Payment............... $ 10,566.86              $9,974.48



A 10% withdrawal from the Account Value will reduce the Regular Income Payments by 10% to $9,510.17 with the 20-year access period and $8,977.03 with the 30-year access period.

At the end of the 20-year Access Period, the remaining Account Value of $110,977.41 (assuming no withdrawals) will be used to continue the $10,566.86 Regular Income Payment during the Lifetime Income Period for the lives of the annuitant and Secondary Life. At the end of the 30-year Access Period, the remaining Account Value of $66,884.77 (assuming no withdrawals) will be used to continue the $9,974.48 Regular Income Payment during the Lifetime Income Period for the lives of the annuitant and Secondary Life. (Note: the Regular Income Payments during the Lifetime Income Period will vary with the investment performance of the underlying funds).




Determination of Accumulation and Annuity Unit Value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.


Capital Markets

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.


Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln New York or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. All ratings are on outlook stable, except Moody's Investors Service ratings which are on outlook positive. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.



More About the S&P 500 Index

Investors look to indexes as a standard of market performance. Indexes are groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the fund. S&P has no obligation to take the needs of the fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the fund or in the determination or calculation of the equation by which the fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain subaccounts, or the fixed side (if available) of the contract into the subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $1,500 ($2,000 for contracts purchased prior to November 15, 2010) over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:

 o the Annuity Commencement Date;

 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

We reserve the right to restrict access to this program at any time.


A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional purchase payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional purchase payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.


Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in

AWS at the time of application or at any time before the annuity commencement date by sending a written request to us. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts.

Cross Reinvestment Program/Earnings Sweep Program - Under this option, account value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the annuity commencement date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. The contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the contractowner may make these elections by phone. The portfolio rebalancing program is not available following the annuity commencement date.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements

The December 31, 2011 financial statements of the VAA and the December 31, 2011 financial statements of Lincoln New York appear on the following pages.

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2011 AND 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of Lincoln Life & Annuity Company of New York

We have audited the accompanying consolidated balance sheets of Lincoln Life & Annuity Company of New York (the Company) as of December 31, 2011 and 2010, and the related consolidated statements of income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2011. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Lincoln Life & Annuity Company of New York at December 31, 2011 and 2010, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the consolidated financial statements, in 2009 the Company changed its method of accounting for the recognition and presentation of other-than-temporary impairments.

                                                     /s/ Ernst & Young LLP

                                                     Philadelphia, Pennsylvania
                                                     March 30, 2012

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

BALANCE SHEETS
(IN MILLIONS, EXCEPT SHARE DATA)

                                                                                   AS OF DECEMBER 31,
                                                                                   ------------------
                                                                                      2011     2010
                                                                                    -------   -------
ASSETS
Investments:
   Available-for-sale securities, at fair value:
      Fixed maturity securities (amortized cost: 2011 -- $6,660; 2010 -- $6,429)    $ 7,288   $ 6,659
      Equity securities (cost: 2011 and 2010 -- $2)                                       3         3
   Mortgage loans on real estate                                                        264       225
   Policy loans                                                                         419       431
   Other investments                                                                      1         1
                                                                                    -------   -------
         Total investments                                                            7,975     7,319
Cash and invested cash                                                                   17        48
Deferred acquisition costs and value of business acquired                               585       731
Premiums and fees receivable                                                              5         5
Accrued investment income                                                                97        93
Reinsurance recoverables                                                                564       484
Reinsurance related embedded derivatives                                                 13        19
Goodwill                                                                                 60       162
Other assets                                                                             92       115
Separate account assets                                                               2,677     2,660
                                                                                    -------   -------
         Total assets                                                               $12,085   $11,636
                                                                                    =======   =======
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                                            $ 1,676   $ 1,585
Other contract holder funds                                                           5,333     5,208
Other liabilities                                                                       445       304
Separate account liabilities                                                          2,677     2,660
                                                                                    -------   -------
         Total liabilities                                                           10,131     9,757
                                                                                    =======   =======
CONTINGENCIES AND COMMITMENTS (SEE NOTE 10)
STOCKHOLDER'S EQUITY
Common stock -- 132,000 shares authorized, issued and outstanding                       941       940
Retained earnings                                                                       775       879
Accumulated other comprehensive income (loss)                                           238        60
                                                                                    -------   -------
         Total stockholder's equity                                                   1,954     1,879
                                                                                    -------   -------
            Total liabilities and stockholder's equity                              $12,085   $11,636
                                                                                    =======   =======

                 See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF INCOME (LOSS)
(IN MILLIONS)

                                                                                             FOR THE YEARS ENDED
                                                                                                 DECEMBER 31,
                                                                                             -------------------
                                                                                             2011   2010   2009
                                                                                             ----   ----   ----
REVENUES
Insurance premiums                                                                           $128   $127   $104
Insurance fees                                                                                266    259    255
Net investment income                                                                         417    418    408
Realized gain (loss):
   Total other-than-temporary impairment losses on securities                                 (25)   (20)   (90)
   Portion of loss recognized in other comprehensive income                                     7      5     31
                                                                                             ----   ----   ----
      Net other-than-temporary impairment losses on securities recognized in earnings         (18)   (15)   (59)
      Realized gain (loss), excluding other-than-temporary impairment losses on securities     (9)    (2)    (6)
                                                                                             ----   ----   ----
         Total realized gain (loss)                                                           (27)   (17)   (65)
Other revenues and fees                                                                        --     --     (1)
                                                                                             ----   ----   ----
      Total revenues                                                                          784    787    701
                                                                                             ----   ----   ----
BENEFITS AND EXPENSES
Interest credited                                                                             207    207    209
Benefits                                                                                      274    254    225
Underwriting, acquisition, insurance and other expenses                                       200    158    159
Impairment of intangibles                                                                     102     --     --
                                                                                             ----   ----   ----
   Total benefits and expenses                                                                783    619    593
                                                                                             ----   ----   ----
      Income (loss) before taxes                                                                1    168    108
      Federal income tax expense (benefit)                                                     32     55     35
                                                                                             ----   ----   ----
         Net income (loss)                                                                   $(31)  $113   $ 73
                                                                                             ====   ====   ====

                 See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF STOCKHOLDER'S EQUITY
(IN MILLIONS)

                                                                FOR THE YEARS ENDED
                                                                    DECEMBER 31,
                                                              ------------------------
                                                               2011     2010     2009
                                                              ------   ------   ------
COMMON STOCK
Balance as of beginning-of-year                               $  940   $  940   $  940
Stock compensation/issued for benefit plans                        1       --       --
                                                              ------   ------   ------
   Balance as of end-of-year                                     941      940      940
                                                              ------   ------   ------
RETAINED EARNINGS
Balance as of beginning-of-year                                  879      846      757
Cumulative effect from adoption of new accounting standards       --       --       16
Comprehensive income (loss)                                      147      203      269
Less other comprehensive income (loss), net of tax               178       90      196
                                                              ------   ------   ------
   Net income (loss)                                             (31)     113       73
Dividends declared                                               (73)     (80)      --
                                                              ------   ------   ------
   Balance as of end-of-year                                     775      879      846
                                                              ------   ------   ------
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance as of beginning-of-year                                   60      (30)    (210)
Cumulative effect from adoption of new accounting standards       --       --      (16)
Other comprehensive income (loss), net of tax                    178       90      196
                                                              ------   ------   ------
   Balance as of end-of-year                                     238       60      (30)
                                                              ------   ------   ------
      Total stockholder's equity as of end-of-year            $1,954   $1,879   $1,756
                                                              ======   ======   ======

                 See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS
(IN MILLIONS)

                                                                                 FOR THE YEARS ENDED
                                                                                    DECEMBER 31,
                                                                               -----------------------
                                                                                2011    2010    2009
                                                                               -----   -----   -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                              $ (31)  $ 113   $    73
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
   Deferred acquisition costs, value of business acquired,
      deferred sales inducements and deferred front-end
      loads deferrals and interest, net of amortization                           60      28        27
   Change in premiums and fees receivable                                         --      --        (2)
   Change in accrued investment income                                            (4)     (1)       (6)
   Change in future contract benefits and other contract holder funds            (75)    (84)     (140)
   Change in reinsurance related assets and liabilities                          (79)     25        92
   Change in federal income tax accruals                                          15      40        44
   Realized (gain) loss                                                           27      17        65
   Impairment of intangibles                                                     102      --        --
   Other                                                                          42     (18)       (5)
                                                                               -----   -----   -------
      Net cash provided by (used in) operating activities                         57     120       148
                                                                               -----   -----   -------
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of available-for-sale securities                                      (857)   (920)   (1,150)
Sales of available-for-sale securities                                           100     210       271
Maturities of available-for-sale securities                                      500     451       384
Purchases of other investments                                                  (132)   (119)      (18)
Sales or maturities of other investments                                         105     135        70
                                                                               -----   -----   -------
      Net cash provided by (used in) investing activities                       (284)   (243)     (443)
                                                                               -----   -----   -------
CASH FLOWS FROM FINANCING ACTIVITIES
Deposits of fixed account values, including the fixed portion of variable        620     583       663
Withdrawals of fixed account values, including the fixed portion of variable    (284)   (346)     (308)
Transfers to and from separate accounts, net                                     (68)    (51)      (50)
Common stock issued for benefit plans and excess tax benefits                      1      --        --
Dividends paid to stockholders                                                   (73)    (80)       --
                                                                               -----   -----   -------
      Net cash provided by (used in) financing activities                        196     106       305
                                                                               -----   -----   -------
Net increase (decrease) in cash and invested cash                                (31)    (17)       10
Cash and invested cash as of beginning-of-year                                    48      65        55
                                                                               -----   -----   -------
      Cash and invested cash as of end-of-year                                 $  17   $  48   $    65
                                                                               =====   =====   =======

                 See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

Lincoln Life & Annuity Company of New York ("LLANY" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of The Lincoln National Life Insurance Company ("LNL"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Ultimate Parent"), and formerly referred to as Jefferson-Pilot LifeAmerica Insurance Company ("JPLA"), is domiciled in the state of New York. LLANY is principally engaged in the sale of individual life insurance products, individual annuity products and work-site and group non-medical products (primarily term life and disability). These products are marketed primarily through personal producing general agents and brokers throughout the U.S. LLANY is licensed and sells its products throughout the United States of America and several U.S. territories. See Note 19 for additional information.

BASIS OF PRESENTATION

The accompanying financial statements are prepared in accordance with United States of America generally accepted accounting principles ("GAAP"). Certain GAAP policies, which significantly affect the determination of financial position, results of operations and cash flows, are summarized below.

LLANY also submits financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices ("SAP") and are significantly different from financial statements prepared in accordance with GAAP. See Note 17 for additional discussion on SAP.

Certain amounts reported in prior years' financial statements have been reclassified to conform to the presentation adopted in the current year. These reclassifications had no effect on net income or stockholder's equity of the prior years.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ACCOUNTING ESTIMATES AND ASSUMPTIONS

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets, asset valuation allowances, deferred acquisition costs ("DAC"), value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds which includes deferred front-end loads ("DFEL"), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS

We use the acquisition method of accounting for all business combination transactions, and accordingly, generally recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our financial statements. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information relative to the fair values as of the acquisition date becomes available. The financial statements include the results of operations of any acquired company since the acquisition date.

FAIR VALUE MEASUREMENT

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price"). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") ACCOUNTING STANDARDS CODIFICATION(TM) ("ASC"), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

     - Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to "blockage discounts" that are excluded;

     - Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, that are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

     - Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

AVAILABLE-FOR-SALE SECURITIES -- FAIR VALUATION METHODOLOGIES AND ASSOCIATED INPUTS

Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("AOCI"), net of associated DAC, VOBA, DSI, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

     - Corporate bonds and U.S. Government bonds - We also use Trade Reporting and Compliance Engine(TM) reported tables for our corporate bonds and vendor trading platform data for our U.S. Government bonds.

     - Mortgage- and asset-backed securities - We also utilize additional inputs which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities ("MBS"), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages ("RMBS"), commercial mortgage-backed securities ("CMBS") and collateralized debt obligations ("CDOs").

     - State and municipal bonds - We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

     - Hybrid and redeemable preferred and equity securities - We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities, including banking, insurance, other financial services and other securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source. We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS SECURITIES -- EVALUATION FOR RECOVERY OF AMORTIZED COST

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary. For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an other-than-temporary impairment ("OTTI") has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Statements of Income (Loss). When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities, we generally consider the following to determine whether our unrealized losses are OTTI:

     -    The estimated range and average period until recovery;

     -    The estimated range and average holding period to maturity;

     -    Remaining payment terms of the security;

     - Current delinquencies and nonperforming assets of underlying collateral;

     -    Expected future default rates;

     - Collateral value by vintage, geographic region, industry concentration or property type;

     - Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and

     -    Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Statements of Income (Loss). If we do not intend to sell a debt security or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Statements of Income (Loss), as this amount is deemed the credit portion of the OTTI. The remainder of the decline to fair value is recorded in OCI to unrealized OTTI on AFS securities on our Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sale of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process. Management considers the following as part of the evaluation:

     -    The current economic environment and market conditions;

     -    Our business strategy and current business plans;

     - The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;

     - Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;

     - The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

     -    The capital risk limits approved by management; and

     -    Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

     -    Historic and implied volatility of the security;

     - Length of time and extent to which the fair value has been less than amortized cost;

     - Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;

     - Failure, if any, of the issuer of the security to make scheduled payments; and

     - Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI. Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

     - Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;

     -    Fundamentals of the industry in which the issuer operates;

     - Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

     - Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);

     -    Expectations regarding defaults and recovery rates;

     -    Changes to the rating of the security by a rating agency; and

     - Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost. We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

     - Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;

     - Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;

     - Susceptibility to fair value fluctuations for changes in the interest rate environment;

     - Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;

     - Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;

     - Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and

     -    Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related asset-backed securities ("ABS"), we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or subprime), geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment of the security.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Statements of Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate. As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans. We believe all of the loans in our portfolio share three primary risks: borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate; the loan's observable market price; or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles. Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis. Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted. After the grace period expiration that may last up to 10 days, we send a default notice. The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Statements of Income (Loss) when received, depending on the assessment of the collectibility of the loan. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized gain (loss) on our Statements of Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios. The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan. The debt-service coverage ratio compares a property's net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

POLICY LOANS

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

DERIVATIVE INSTRUMENTS

We have certain variable annuity products with guaranteed withdrawal benefits ("GWB") and guaranteed income benefits ("GIB") features that are embedded derivatives. These derivative instruments are recognized as either assets or liabilities on our Balance Sheets at estimated fair value. The change in fair value of the embedded derivatives flows through net income as realized gain
(loss) on our Statements of Income (Loss).

CASH AND CASH EQUIVALENTS

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with a maturity of three months or less.

DAC, VOBA, DSI AND DFEL

Commissions and other costs of acquiring universal life ("UL") insurance, variable universal life ("VUL") insurance, traditional life insurance, annuities and other investment contracts, which vary with and are related primarily to the production of new business, have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI. Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain
(loss), is reported within underwriting, acquisition, insurance and other expenses on our Statements of Income (Loss). DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Statements of Income (Loss). The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within insurance fees on our Statements of Income (Loss). The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 40 years and 30 years, respectively, based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are generally between 12 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance, which include individual whole life, group business and term life insurance contracts, are amortized over periods of 7 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract. We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain
(loss) on our Statements of Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

On a quarterly basis, we may record an adjustment to the amounts included within our Balance Sheets for DAC, VOBA, DSI and DFEL with an offsetting benefit or charge to revenue or expense for the effect of the difference between future EGPs used in the prior quarter and the emergence of actual and updated future EGPs in the current quarter ("retrospective unlocking"). In addition, in the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL, included on our Balance Sheets, are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change ("prospective unlocking -- assumption changes"). We may have prospective unlocking in other quarters as we become aware of information that warrants updating prospective assumptions outside of our annual comprehensive review. We may also identify and implement actuarial modeling refinements ("prospective unlocking -- model refinements") that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. The primary distinction between retrospective and prospective unlocking is that retrospective unlocking is driven by the difference between actual gross profits compared to EGPs each period, while prospective unlocking is driven by changes in assumptions or projection models related to our expectations of future EGPs.

DAC, VOBA, DSI and DFEL are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE

We enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Balance Sheets and Statements of Income (Loss), respectively, because there is a right of offset. All other reinsurance agreements are reported on a gross basis on our Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of modified coinsurance ("Modco") agreements for which the right of offset also exists. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. We are required to perform a two-step test in our evaluation of the carrying value of goodwill for impairment. In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value is deemed to be sufficient and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist and Step 2 is required to be performed. In Step 2, the implied fair value of the reporting unit's goodwill is determined by assigning the reporting unit's fair value as determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value, and a charge is reported in impairment of intangibles on our Statements of Income (Loss).

OTHER ASSETS AND OTHER LIABILITIES

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the company, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date and other prepaid expenses. Other liabilities consist primarily of current and deferred taxes, employee benefit liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date and other accrued expenses.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following: the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Statements of Income (Loss). Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years.

Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment. We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed. Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit ("GDB"), GWB and GIB features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

As discussed in Note 4, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each guaranteed living benefit ("GLB") feature. The net impact of these changes is reported as a component of realized gain (loss) on our Statements of Income (Loss).

The "market consistent scenarios" used in the determination of the fair value of the GWB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. In our calculation, risk-neutral Monte-Carlo simulations resulting in over 35 million scenarios are utilized to value the entire block of guarantees. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims. Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.50% to 10.00%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the reserves. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.

With respect to our future contract benefits and other contract holder funds, we continually review: overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2011 and 2010, participating policies comprised approximately 3% of the face amount of insurance in force, and dividend expenses were $24 million, $27 million and $29 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Future contract benefits on our Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which represents approximate surrender value including an estimate for our nonperformance risk. Certain of these features have elements of both insurance benefits and embedded derivatives. We weight these features and their associated reserves accordingly based on their hybrid nature. We classify these items in Level 3 within the hierarchy levels described above in "Fair Value Measurement."

The fair value of our indexed annuity contracts is based on their approximate surrender values.

COMMITMENTS AND CONTINGENCIES

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

INSURANCE FEES

Insurance fees for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within insurance fees on our Statements of Income (Loss). These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Statements of Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

INSURANCE PREMIUMS

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

NET INVESTMENT INCOME

Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CDOs and MBS, included in the AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Statements of Income (Loss).

REALIZED GAIN (LOSS)

Realized gain (loss) on our Statements of Income (Loss) includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, embedded derivative gains and losses and net gains and losses on reinsurance embedded derivatives. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

INTEREST CREDITED

Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2009 through 2011 ranged from 3.00% to 9.00%.

BENEFITS

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed death benefits. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

Our employees participate in the pension and postretirement benefit plans which are sponsored by LNC and LNL. Pursuant to the accounting rules for our obligations to employees under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

STOCK-BASED COMPENSATION

In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our balance sheet and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in underwriting, acquisition, insurance and other expenses on our Statements of Income (Loss).

INCOME TAXES

We have elected to file consolidated federal income tax returns with LNC and its subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized.

2.   NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC

In January 2010, the FASB issued ASU No. 2010-06, "Improving Disclosures about Fair Value Measurements" ("ASU 2010-06"), which required additional disclosure related to the three-level fair value hierarchy. We adopted the disclosure requirements related to significant transfers in and out of Levels 1 and 2 of the fair value hierarchy, and fair value disclosures related to pension and postretirement benefit plan assets effective January 1, 2010. Effective January 1, 2011, we adopted the remaining disclosure amendments in ASU 2010-06 requiring us to separately present information related to purchases, sales, issuances and settlements in the reconciliation of fair value measurements classified as Level 3, and have included the disclosure in Note 18 for the year ended December 31, 2011.

FINANCIAL SERVICES -- INSURANCE INDUSTRY TOPIC

In April 2010, the FASB issued ASU No. 2010-15, "How Investments Held through Separate Accounts Affect an Insurer's Consolidation Analysis of Those Investments" ("ASU 2010-15"), to clarify a consolidation issue for insurance entities that hold a controlling interest in an investment fund either partially or completely through separate accounts. ASU 2010-15 concludes that an insurance entity would not be required to consider interests held in separate accounts when determining whether or not to consolidate an investment fund, unless the separate account interest is held for the benefit of a related party. If an investment fund is consolidated, the portion of the assets representing interests held in separate accounts would be recorded as a separate account asset with a corresponding separate account liability. The remaining investment fund assets would be consolidated in the insurance entity's general accounts. We adopted the accounting guidance in ASU 2010-15 effective January 1, 2011, and applied the accounting guidance retrospectively to our separate accounts. The adoption did not have a material effect on our financial condition and results of operations.

INTANGIBLES -- GOODWILL AND OTHER TOPIC

In December 2010, the FASB issued ASU No. 2010-28, "When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts" ("ASU 2010-28"). Generally, reporting units with zero or negative carrying amounts will pass Step 1 of the goodwill impairment test as the fair value will exceed carrying value; therefore, goodwill impairment would not be assessed under Step 2. ASU 2010-28 modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts, and requires these reporting units perform Step 2 of the impairment test to determine if it is more likely than not that goodwill impairment exists. We adopted ASU 2010-28 effective January 1, 2011, and the adoption did not have a material effect on our financial condition and results of operations.

INVESTMENTS -- DEBT AND EQUITY SECURITIES TOPIC

In April 2009, the FASB replaced the guidance in the Investments -- Debt and Equity Securities Topic of the FASB ASC related to OTTI. Our accounting policy for OTTI, included in Note 1, reflects these changes adopted by the FASB. As a result of adopting this accounting guidance, effective January 1, 2009, we recorded an increase of $16 million to the opening balance of retained earnings with a corresponding decrease to accumulated OCI on our Statements of Stockholder's Equity to reclassify the noncredit portion of previously other-than-tem-porarily impaired debt securities held as of January 1, 2009. The cumulative effect adjustment was calculated for all debt securities held as of January 1, 2009, for which an OTTI was previously recognized, and for which we did not intend to sell the security and it was not more likely than not that we would be required to sell the security before recovery of its amortized cost, by comparing the present value of cash flows expected to be received as of January 1, 2009, to the amortized cost basis of the debt securities. In addition, because the carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on fixed maturity AFS securities, we recognized a true-up to our DAC, VOBA, DSI and DFEL balances for this cumulative effect adjustment.

Information regarding our calculation of OTTI is included in Note 3, and the amount of OTTI recognized in accumulated OCI is provided in Note 11.

RECEIVABLES TOPIC

In July 2010, the FASB issued ASU No. 2010-20, "Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses" ("ASU 2010-20") to provide more information regarding the nature of the risk associated with financing receivables and how the assessment of the risk is used to estimate the allowance for credit losses. ASU 2010-20 was adopted over two reporting periods, and comparative disclosures were not required for earlier reporting periods ending prior to the initial adoption date. The remaining disclosure requirement related to the activity in our allowance for mortgage loans on real estate losses was effective January 1, 2011, and is provided in Note 3.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

BALANCE SHEET TOPIC

In December 2011, the FASB issued ASU No. 2011-11, "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"), to address certain comparability issues between financial statements prepared in accordance with GAAP and those prepared in accordance with International Financial Reporting Standards. ASU 2011-11 will require an entity to provide enhanced disclosures about financial instruments and derivative instruments to enable users to understand the effects of offsetting in the financial statements as well as the effects of master netting arrangements on an entity's financial position. The disclosures required by ASU 2011-11 are effective for annual and interim reporting periods beginning on or after January 1, 2013, with respective disclosures required for all comparative periods presented. We will adopt the disclosure requirements in ASU 2011-11 beginning with our 2013 financial statements, and are currently evaluating the appropriate location for these disclosures in the notes to our financial statements.

COMPREHENSIVE INCOME TOPIC

In June 2011, the FASB issued ASU No. 2011-05, "Presentation of Comprehensive Income" ("ASU 2011-05"), with an objective of increasing the prominence of items reported in other comprehensive income ("OCI"). The amendments in ASU 2011-05 provide entities with the option to present the total of comprehensive income, the components of net income and the components of OCI in either a single continuous statement of comprehensive income or in two separate but consecutive statements. In addition, ASU 2011-05 requires entities to present reclassification adjustments for each component of AOCI in both net income and OCI on the face of the financial statements, however in December 2011, the FASB deferred this presentation requirement by issuing ASU No. 2011-12, "Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05" ("ASU 2011-12"). The FASB is considering operational concerns about the presentation requirements and the needs of financial statement users for additional information about reclassification adjustments. As noted in ASU 2011-12, the deferral does not affect the requirements in ASU 2011-5 to present the items of net income, OCI and total comprehensive income in a single continuous or two consecutive statements. In addition, entities will still be required to present amounts reclassified out of AOCI on the face of the financial statements or in the notes to the financial statements. ASU 2011-05 and ASU 2011-12 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011. Early adoption is permitted and the accounting guidance in ASU 2011-05 not subject to the deferral in ASU 2011-12 must be applied retrospectively. We will adopt the provisions of ASU 2011-05 and ASU 2011-12 with our 2012 financial statements and are currently evaluating our options for the presentation of comprehensive income.

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC

In May 2011, the FASB issued ASU No. 2011-04, "Amendments to Achieve Common
Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards" ("ASU 2011-04"), which was issued to create a consistent framework for the application of fair value measurement across jurisdictions. The amendments include wording changes to GAAP in order to clarify the FASB's intent about the application of existing fair value measurements and disclosure requirements, as well as to change a particular principle or existing requirement for measuring fair value or disclosing information about fair value measurements. There are no additional fair value measurements required upon the adoption of ASU 2011-04. The amendments are effective, prospectively, for interim and annual reporting periods beginning after December 15, 2011. Early adoption is prohibited. We will adopt the provisions of ASU 2011-04 effective January 1, 2012, and do not expect the adoption will have a material effect on our financial condition and results of operations.

FINANCIAL SERVICES -- INSURANCE INDUSTRY TOPIC

In October 2010, the FASB issued ASU No. 2010-26, "Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts" ("ASU 2010-26"), which clarifies the types of costs incurred by an insurance entity that can be capitalized in the acquisition of insurance contracts. Only those costs incurred which result directly from and are essential to the successful acquisition of new or renewal insurance contracts may be capitalized. Incremental costs related to unsuccessful attempts to acquire insurance contracts must be expensed as incurred. Under ASU 2010-26, the capitalization criteria in the direct-response advertising guidance of the Other Assets and Deferred Costs Topic of the FASB ASC must be met in order to capitalize advertising costs. The amendments are effective for fiscal years and interim periods beginning after December 15, 2011. Early adoption is permitted and an entity may elect to apply the guidance prospectively or retrospectively. We will adopt the provisions of ASU 2010-26 effective January 1, 2012, and currently estimate that retrospective adoption will result in the restatement of all years presented with a cumulative effect adjustment to the opening balance of retained earnings for the earliest period presented of approximately $51 million to $62 million. In addition, the adoption of this accounting guidance will result in a lower DAC adjustment associated with unrealized gains and losses on AFS securities and certain derivatives; therefore, we will also adjust these DAC balances as of January 1, 2012, through a cumulative effect adjustment to the opening balance of AOCI. This adjustment is dependent on our unrealized position as of the date of adoption.

INTANGIBLES -- GOODWILL AND OTHER TOPIC

In September 2011, the FASB issued ASU No. 2011-08, "Testing Goodwill for Impairment" ("ASU 2011-08"), which provides an option to first assess qualitative factors to determine if it is necessary to complete the two-step goodwill impairment test. If an assessment of the relevant events and circumstances leads to a conclusion that it is not more likely than not that the fair value of a reporting unit is less than its carrying value, then performing the two-step impairment test is unnecessary. However, if a conclusion is reached otherwise, the two-step impairment test, that is currently required under the FASB ASC, must be completed. An entity has an unconditional option to bypass the qualitative assessment for any reporting unit and proceed directly to the two-step goodwill impairment test, and resume qualitative assessment for the same reporting unit in a subsequent reporting period. The amendments in ASU 2011-08 will be effective for interim and annual goodwill impairment tests performed for fiscal years beginning after December 15, 2011, with early adoption permitted. We will adopt the provisions of ASU 2011-08 effective January 1, 2012, and do not expect the adoption will have a material effect on our financial condition and results of operations.

TRANSFERS AND SERVICING TOPIC

In April 2011, the FASB issued ASU No. 2011-03, "Reconsideration of Effective Control for Repurchase Agreements" ("ASU 2011-03"), which revises the criteria for assessing effective control for repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The determination of whether the transfer of a financial asset subject to a repurchase agreement is a sale is based, in part, on whether the entity maintains effective control over the financial asset. ASU 2011-03 removes from the assessment of effective control: the criterion requiring the transferor to have the ability to repurchase or redeem the financial asset on substantially the agreed terms, even in the event of default by the transferee, and the related requirement to demonstrate that the transferor possesses adequate collateral to fund substantially all the cost of purchasing replacement financial assets. The amendments in ASU 2011-03 will be effective for interim and annual reporting periods beginning on or after December 15, 2011, early adoption is prohibited and the amendments will be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. We will adopt the provisions of ASU 2011-03 effective January 1, 2012, and do not expect the adoption will have a material effect on our financial condition and results of operations.

3. INVESTMENTS

AFS SECURITIES

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

                                                  AS OF DECEMBER 31, 2011
                                            --------------------------------------
                                                         GROSS UNREALIZED
                                            AMORTIZED  -------------------   FAIR
                                               COST    GAINS  LOSSES  OTTI   VALUE
                                            ---------  -----  ------  ----  ------
FIXED MATURITY SECURITIES:
Corporate bonds                               $5,253    $626    $ 84   $ 9  $5,786
U.S. Government bonds                             28       7      --    --      35
Foreign government bonds                          50       7      --    --      57
RMBS                                             791      70       8    13     840
CMBS                                             130       5       9    --     126
CDOs                                               3      --      --    --       3
State and municipal bonds                        294      37       1    --     330
Hybrid and redeemable preferred securities       111      10      10    --     111
                                              ------    ----    ----   ---  ------
   Total fixed maturity securities             6,660     762     112    22   7,288
Equity securities                                  2       1      --    --       3
                                              ------    ----    ----   ---  ------
      Total AFS securities                    $6,662    $763    $112   $22  $7,291
                                              ======    ====    ====   ===  ======

                                                  AS OF DECEMBER 31, 2010
                                            --------------------------------------
                                                         GROSS UNREALIZED
                                            AMORTIZED  -------------------   FAIR
                                               COST    GAINS  LOSSES  OTTI   VALUE
                                            ---------  -----  ------  ----  ------
FIXED MATURITY SECURITIES:
Corporate bonds                               $4,898    $348    $ 93   $13  $5,140
U.S. Government bonds                             29       4      --    --      33
Foreign government bonds                          28       2      --    --      30
RMBS                                             889      45      23    12     899
CMBS                                             200       8      25    --     183
CDOs                                               3      --      --    --       3
State and municipal bonds                        257       1       8    --     250
Hybrid and redeemable preferred securities       125       6      10    --     121
                                              ------    ----    ----   ---  ------
   Total fixed maturity securities             6,429     414     159    25   6,659
Equity securities                                  2       1      --    --       3
                                              ------    ----    ----   ---  ------
      Total AFS securities                    $6,431    $415    $159   $25  $6,662
                                              ======    ====    ====   ===  ======

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) were as follows:

                                           AS OF DECEMBER 31, 2011
                                           -----------------------
                                              AMORTIZED    FAIR
                                                COST      VALUE
                                              ---------  -------
Due in one year or less                         $  237   $  240
Due after one year through five years            1,000    1,070
Due after five years through ten years           2,203    2,455
Due after ten years                              2,296    2,554
                                                ------   ------
   Subtotal                                      5,736    6,319
                                                ------   ------
MBS                                                921      966
CDOs                                                 3        3
                                                ------   ------
      Total fixed maturity AFS securities       $6,660   $7,288
                                                ======   ======

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                          AS OF DECEMBER 31, 2011
                                                               --------------------------------------------------------
                                                               LESS THAN OR EQUAL    GREATER THAN
                                                                TO TWELVE MONTHS     TWELVE MONTHS         TOTAL
                                                               ------------------  -----------------  -----------------
                                                                         GROSS              GROSS              GROSS
                                                                       UNREALIZED         UNREALIZED         UNREALIZED
                                                                 FAIR  LOSSES AND   FAIR  LOSSES AND   FAIR  LOSSES AND
                                                                VALUE     OTTI     VALUE     OTTI     VALUE     OTTI
                                                               ------  ----------  -----  ----------  -----  ----------
FIXED MATURITY SECURITIES:
Corporate bonds                                                  $225      $17      $246     $ 76      $471    $ 93
RMBS                                                               68       14        53        7       121      21
CMBS                                                                8       --        19        9        27       9
State and municipal bonds                                           9       --        10        1        19       1
Hybrid and redeemable preferred securities                         31        2        29        8        60      10
                                                                 ----      ---      ----     ----      ----    ----
   Total fixed maturity AFS securities                           $341      $33      $357     $101      $698    $134
                                                                 ====      ===      ====     ====      ====    ====
Total number of AFS securities in an unrealized loss position                                                   267
                                                                                                                ===

                                                                          AS OF DECEMBER 31, 2010
                                                               --------------------------------------------------------
                                                               LESS THAN OR EQUAL    GREATER THAN
                                                                TO TWELVE MONTHS     TWELVE MONTHS         TOTAL
                                                               ------------------  -----------------  -----------------
                                                                         GROSS              GROSS              GROSS
                                                                       UNREALIZED         UNREALIZED         UNREALIZED
                                                                 FAIR  LOSSES AND   FAIR  LOSSES AND   FAIR  LOSSES AND
                                                                VALUE     OTTI     VALUE     OTTI     VALUE     OTTI
                                                               ------  ----------  -----  ----------  -----  ----------
FIXED MATURITY SECURITIES:
Corporate bonds                                                  $505      $26      $371      $ 80    $  876   $106
RMBS                                                               42       14        94        21       136     35
CMBS                                                                4       --        39        25        43     25
State and municipal bonds                                         179        7         8         1       187      8
Hybrid and redeemable preferred securities                         21        2        43         8        64     10
                                                                 ----      ---      ----     ----      ----    ----
   Total fixed maturity AFS securities                           $751      $49      $555      $135    $1,306   $184
                                                                 ====      ===      ====      ====    ======   ====
Total number of AFS securities in an unrealized loss position                                                   401
                                                                                                                ===

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

                                                            AS OF DECEMBER 31, 2011
                                                     --------------------------------------
                                                            GROSS UNREALIZED
                                                      FAIR  ----------------    NUMBER OF
                                                     VALUE    LOSSES  OTTI    SECURITIES(1)
                                                     -----    ------  ----    -------------
Less than six months                                  $ 36       $ 8   $ 6         19
Six months or greater, but less than nine months         1         1    --          3
Nine months or greater, but less than twelve months      1        --    --          2
Twelve months or greater                                93        69    11         57
                                                      ----       ---   ---        ---
   Total                                              $131       $78   $17         81
                                                      ====       ===   ===        ===

                                                            AS OF DECEMBER 31, 2010
                                                     --------------------------------------
                                                            GROSS UNREALIZED
                                                      FAIR  ----------------    NUMBER OF
                                                     VALUE    LOSSES  OTTI    SECURITIES(1)
                                                     -----    ------  ----    -------------
Less than six months                                  $ 25       $ 12  $--         17
Six months or greater, but less than nine months         9          3   --          2
Nine months or greater, but less than twelve months      6          2   --          3
Twelve months or greater                               126         84   22         76
                                                      ----       ----  ---         --
   Total                                              $166       $101  $22         98
                                                      ====       ====  ===         ==

----------
(1) We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI. Our gross unrealized losses on AFS securities as of December 31, 2011, decreased $50 million in comparison to December 31, 2010. This change was attributable primarily to a decline in overall market yields, which was driven by market uncertainty and weakening economic activity. As discussed further below, we believe the unrealized loss position as of December 31, 2011, does not represent OTTI as we did not intend to sell these fixed maturity AFS securities, it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities, or we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2011, management believed we had the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2011, the unrealized losses associated with our corporate bond securities were attributable primarily to securities that were backed by commercial loans and individual issuer companies. For our corporate bond securities with commercial loans as the underlying collateral, we evaluated the projected credit losses in the underlying collateral and concluded that we had sufficient subordination or other credit enhancement when compared with our estimate of credit losses for the individual security and we expected to recover the entire amortized cost for each security. For individual issuers, we performed detailed analysis of the financial performance of the issuer and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2011, the unrealized losses associated with our MBS were attributable primarily to collateral losses and credit spreads. We assessed for credit impairment using a cash flow model as discussed above. The key assumptions included default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each security.

As of December 31, 2011, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of specific issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the issuer based upon credit performance and investment ratings and determined we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

                                                                                    FOR THE YEARS ENDED
                                                                                        DECEMBER 31,
                                                                                    -------------------
                                                                                    2011   2010   2009
                                                                                    ----   ----   ----
Balance as of beginning-of-year                                                     $47    $46    $--
   Cumulative effect from adoption of new accounting standard                               --      5
   Increases attributable to:
      Credit losses on securities for which an OTTI was not previously recognized    10      1     46
      Credit losses on securities for which an OTTI was previously recognized        11      9     --
   Decreases attributable to:
      Securities sold                                                                (7)    (9)    (5)
                                                                                    ---    ---    ---
         Balance as of end-of-year                                                  $61    $47    $46
                                                                                    ===    ===    ===

During the years ended December 31, 2011, 2010 and 2009, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security. The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

-    Failure of the issuer of the security to make scheduled payments;

-    Deterioration of creditworthiness of the issuer;

-    Deterioration of conditions specifically related to the security;

-    Deterioration of fundamentals of the industry in which the issuer operates;

- Deterioration of fundamentals in the economy including, but not limited to, higher unemployment and lower housing prices; and

-    Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in New York, which accounted for approximately 47% of mortgage loans on real estate as of December 31, 2011, and New York and Texas, which accounted for 38% of mortgage loans as of December 31, 2010.

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

                                 AS OF DECEMBER 31,
                                 ------------------
                                    2011   2010
                                    ----   ----
Current                             $263   $226
Unamortized premium (discount)         1    (1)
                                    ----   ----
Total carrying value                $264   $225
                                    ====   ====

There were no impaired mortgage loans on real estate as of December 31, 2011 and 2010.

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):

                                            AS OF DECEMBER 31, 2011       AS OF DECEMBER 31, 2010
                                         ----------------------------   ----------------------------
                                                               DEBT-                          DEBT-
                                                              SERVICE                        SERVICE
                                         PRINCIPAL    % OF   COVERAGE   PRINCIPAL   % OF    COVERAGE
                                          AMOUNT     TOTAL     RATIO     AMOUNT     TOTAL     RATIO
                                         ---------   -----   --------   ---------   -----   --------
LOAN-TO-VALUE
Less than 65%                               $235      89.4%    1.60       $187       82.8%    1.58
65% to 74%                                    24       9.1%    1.48         34       15.0%    1.50
75% to 100%                                    4       1.5%    0.45          5        2.2%    0.41
                                            ----     -----                ----      -----
   Total mortgage loans on real estate      $263     100.0%               $226      100.0%
                                            ====     =====                ====      =====

NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Consolidated Statements of Income (Loss) were as follows:

                                                                   FOR THE YEARS ENDED
                                                                       DECEMBER 31,
                                                                  ---------------------
                                                                  2011     2010    2009
                                                                  -----   -----   -----
Fixed maturity AFS securities                                     $382    $381    $370
Mortgage loans on real estate                                       14      14      15
Policy loans                                                        23      25      25
Commercial mortgage loan prepayment and bond makewhole premiums      5       4       2
Consent fees                                                        --       1      --
                                                                  ----    ----    ----
   Investment income                                               424     425     412
Investment expense                                                  (7)     (7)     (4)
                                                                  ----    ----    ----
   Net investment income                                          $417    $418    $408
                                                                  ====    ====    ====

REALIZED GAIN (LOSS) RELATED TO CERTAIN INVESTMENTS

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

                                                                FOR THE YEARS ENDED
                                                                    DECEMBER 31,
                                                               ---------------------
                                                                2011    2010    2009
                                                               -----   -----   -----
Fixed maturity AFS securities:
   Gross gains                                                 $  2    $  7    $  13
   Gross losses                                                 (31)    (29)    (103)
Gain (loss) on other investments                                 --       1       (1)
Associated amortization of DAC, VOBA, DSI and DFEL
   and changes in other contract holder funds                     4       6       25
                                                               ----    ----    -----
   Total realized gain (loss) related to certain investments   $(25)   $(15)   $ (66)
                                                               ====    ====    =====

Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

                                                                FOR THE YEARS ENDED
                                                                    DECEMBER 31,
                                                                -------------------
                                                                2011   2010   2009
                                                                ----   ----   ----
OTTI RECOGNIZED IN NET INCOME (LOSS)
Fixed maturity securities:
   Corporate bonds                                              $ (2)  $ (8)  $(37)
   RMBS                                                          (14)   (12)   (49)
   CMBS                                                           (8)    (5)    --
                                                                ----   ----   ----
      Total fixed maturity securities                            (24)   (25)   (86)
Equity securities                                                 --     --     (1)
                                                                ----   ----   ----
         Gross OTTI recognized in net income (loss)              (24)   (25)   (87)
         Associated amortization of DAC, VOBA, DSI and DFEL        6     10     28
                                                                ----   ----   ----
            Net OTTI recognized in net income (loss), pre-tax   $(18)  $(15)  $(59)
                                                                ====   ====   ====
PORTION OF OTTI RECOGNIZED IN OCI
Gross OTTI recognized in OCI                                    $  8   $  6   $ 46
Change in DAC, VOBA, DSI and DFEL                                 (1)    (1)   (15)
                                                                ----   ----   ----
   Net portion of OTTI recognized in OCI, pre-tax               $  7   $  5   $ 31
                                                                ====   ====   ====

DETERMINATION OF CREDIT LOSSES ON CORPORATE BONDS

As of December 31, 2011 and 2010, we reviewed our corporate bond portfolio for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs. The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

DETERMINATION OF CREDIT LOSSES ON MBS

As of December 31, 2011 and 2010, default rates were projected by considering underlying MBS loan performance and collateral type. Projected default rates on existing delinquencies vary between 25% to 100% depending on loan type and severity of delinquency status. In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history. Finally, we develop a default rate timing curve by aggregating the defaults for all loans (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) in the pool to project the future expected cash flows.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans. Second lien loans are assigned 100% severity, if defaulted. For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further housing price depreciation.

INVESTMENT COMMITMENTS

As of December 31, 2011, our investment commitments were $50 million, which included $44 million of mortgage loans on real estate and $6 million of private placements.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2011 and 2010, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $494 million and $507 million, or 6% and 7% of our invested assets portfolio, respectively, and our investments in securities issued by Fannie Mae with a fair value of $223 million and $197 million, or 3% of our invested assets portfolio, respectively. These investments are included in corporate bonds in the tables above.

As of December 31, 2011, and December 31, 2010, our most significant investments in one industry were our investment securities in the electric industry with a fair value of $753 million and $713 million, or 9% and 10% of our invested assets portfolio, respectively, and our investment securities in the CMO industry with a fair value of $589 million and $647 million, or 7% and 9% of our invested assets portfolio, respectively. We utilized the industry classifications to obtain the concentration of financial instruments amount; as such, this amount will not agree to the AFS securities table above.

ASSETS ON DEPOSIT

The Company had investment assets on deposit with regulatory agencies with a fair market value of $14 million as of December 31, 2011 and 2010.

4. DERIVATIVE INSTRUMENTS

TYPES OF DERIVATIVE INSTRUMENTS AND DERIVATIVE STRATEGIES

GLB RESERVES EMBEDDED DERIVATIVES

We transfer the liability for our GWB and GIB features to LNL, who along with an affiliate, use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with these features. The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of changes in embedded derivative reserves of the GWB and GIB caused by those same factors. As part of the current hedging program, equity markets, interest rates and volatility in market conditions are monitored on a daily basis. The hedge positions are re-balanced based upon changes in these factors as needed. While the hedge positions are actively managed, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and the ability to purchase hedging instruments at prices consistent with the desired risk and return trade off.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC ("embedded derivative reserves"). We calculate the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.

REINSURANCE RELATED EMBEDDED DERIVATIVES

We have certain modified coinsurance arrangements and coinsurance with funds withheld reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the estimated fair value of these derivatives as they occur are recorded through net income (loss). Offsetting these amounts are corresponding changes in the estimated fair value of trading securities in portfolios that support these arrangements.

See Note 18 for additional disclosures related to the fair value of our financial instruments.

We have embedded derivatives with off-balance-sheet risks whose contract amounts exceed the credit exposure. Outstanding embedded derivatives not designated and not qualifying as hedging instruments, with off-balance-sheet risks (in millions) were as follows:

                                AS OF DECEMBER 31, 2011   AS OF DECEMBER 31, 2010
                                -----------------------   -----------------------
                                       FAIR VALUE                 FAIR VALUE
                                -----------------------   -----------------------
                                   ASSET   LIABILITY         ASSET   LIABILITY
                                   -----   ---------         -----   ---------
GLB reserves(1)                     $--      $(101)           $--      $(24)
Reinsurance related(2)               13         --             19        --
                                    ---      -----            ---      ----
   Total embedded derivatives       $13      $(101)           $19      $(24)
                                    ===      =====            ===      ====

----------
(1)  Reported in future contract benefits on our Balance Sheets.

(2)  Reported in reinsurance related embedded derivatives on our Balance Sheets.

The gains (losses) on embedded derivatives not designated and not qualifying as hedging instruments (in millions), recorded within net income (loss) on our Statements of Income (Loss) were as follows:

                  FOR THE YEARS ENDED
                      DECEMBER 31,
                  -------------------
                   2011   2010   2009
                  -----   ----   ----
GLB reserves(1)   $(77)    $8     $92
                  ====     ==     ===

----------
(1)  Reported in realized gain (loss) on our Statements of Income (Loss).

5. FEDERAL INCOME TAXES

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

                                          FOR THE YEARS ENDED
                                              DECEMBER 31,
                                          -------------------
                                          2011   2010   2009
                                          ----   ----   -----
Current                                    $20    $30    $(9)
Deferred                                    12     25     44
                                           ---    ---    ---
   Federal income tax expense (benefit)    $32    $55    $35
                                           ===    ===    ===

A reconciliation of the effective tax rate differences (dollars in millions) was as follows:

                                                  FOR THE YEARS ENDED
                                                      DECEMBER 31,
                                                  ------------------
                                                  2011   2010   2009
                                                  ----   ----   ----
Tax rate times pre-tax income                     $ --   $59    $38
Effect of:
   Goodwill                                         36    --     --
   Separate account dividend received deduction     (3)   (3)    (2)
   Other items                                      (1)   (1)    (1)
                                                  ----   ---    ---
      Federal income tax expense (benefit)        $ 32   $55    $35
                                                  ====   ===    ===
Effective tax rate                                 N/M    33%    32%
                                                  ====   ===    ===

The effective tax rate is a ratio of tax expense over pre-tax income. Since the pre-tax income of $1 million resulted in tax expense of $32 million in 2011, the effective tax rate was not meaningful. The separate account dividend received deduction included in the table above is exclusive of any prior years' tax return resolution.

The federal income tax asset (liability) (in millions) was as follows:

                                                AS OF DECEMBER 31,
                                                ------------------
                                                   2011    2010
                                                  -----   -----
Current                                           $ (27)  $ (24)
Deferred                                           (379)   (259)
                                                  -----   -----
   Total federal income tax asset (liability)     $(406)  $(283)
                                                  =====   =====

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                                           AS OF DECEMBER 31,
                                                           ------------------
                                                               2011    2010
                                                              -----   -----
DEFERRED TAX ASSETS
Future contract benefits and other contract holder funds      $  32   $  66
Investments                                                      11      11
Net capital loss carryforward                                     6       9
Guarantee assessments                                             6      --
Other                                                             4       4
                                                              -----   -----
Total deferred tax assets                                        59      90
                                                              -----   -----
DEFERRED TAX LIABILITIES
DAC                                                             130     140
VOBA                                                             70     112
Net unrealized gain on AFS securities                           222      82
Other                                                            16      15
                                                              -----   -----
   Total deferred tax liabilities                               438     349
                                                              -----   -----
      Net deferred tax asset (liability)                      $(379)  $(259)
                                                              =====   =====

As of December 31, 2011, LLANY had net capital loss carryforwards of $9 million and $9 million which will expire in 2014 and 2015, respectively. We believe that it is more likely than not that the capital losses will be fully utilized within the allowable carryforward period.

The application of GAAP requires us to evaluate the recoverability of our deferred tax assets and establish a valuation allowance if necessary, to reduce our deferred tax asset to an amount that is more likely than not to be realizable. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, including our capital loss deferred tax asset, will be realized.

As of December 31, 2011 and 2010, $7 million and $6 million of our unrecognized tax benefits presented below, if recognized, would have impacted our income tax expense and our effective tax rate. We anticipate a change to our unrecognized tax benefits during 2012 in the range of none to $3 million.

A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                              FOR THE
                                            YEARS ENDED
                                            DECEMBER 31,
                                            ------------
                                            2011   2010
                                            ----   -----
Balance as of beginning-of-year             $22    $ 24
   Increases for prior year tax positions     1      --
   Decreases for prior year tax positions    (1)     (2)
                                            ---    ----
      Balance as of end-of-year             $22    $ 22
                                            ===    ====

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. During the years ended December 31, 2011, 2010, and 2009, we recognized interest and penalty expense related to uncertain tax positions of $1 million in each year. We had accrued interest and penalty expense related to the unrecognized tax benefits of $5 million and $4 million as of December 31, 2011 and 2010, respectively.

We are subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the second quarter of 2010, the IRS completed its examination for tax years 2005 and 2006 resulting in a proposed assessment. Also, during the second quarter of 2010, the IRS completed its examination of tax year 2006 for the former Jefferson-Pilot Corporation and its subsidiaries. We believe a portion of the assessments is inconsistent with existing law and are protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to our consolidated results of operations or financial condition. We are currently under audit by the IRS for years 2007 and 2008. The Jefferson-Pilot subsidiaries acquired in the April 2006 merger are subject to a separate IRS examination cycle. For the former Jefferson-Pilot LifeAmerica Insurance Company, the IRS is examining the tax year ended April 1, 2007.

6. DAC, VOBA, DSI AND DFEL

Changes in DAC (in millions) were as follows:


                                                     FOR THE YEARS ENDED
                                                         DECEMBER 31,
                                                     ------------------
                                                     2011   2010   2009
                                                     ----   ----   ----
Balance as of beginning-of-year                      $412   $439   $460
   Deferrals                                           82     72     76
   Amortization, net of interest:
      Prospective unlocking -- assumption changes     (21)    (6)    --
      Prospective unlocking -- model refinements       20     (4)    --
      Retrospective unlocking                          (1)     9      3
      Other amortization                              (44)   (50)   (40)
   Adjustment related to realized (gains) losses        2      2     20
   Adjustment related to unrealized (gains) losses    (65)   (50)   (80)
                                                     ----   ----   ----
         Balance as of end-of-year                   $385   $412   $439
                                                     ====   ====   ====

Changes in VOBA (in millions) were as follows:

                                                     FOR THE YEARS ENDED
                                                         DECEMBER 31,
                                                     -------------------
                                                     2011   2010    2009
                                                     ----   ----   -----
Balance as of beginning-of-year                      $319   $417   $ 655
   Deferrals                                            1      1       2
   Amortization:
      Prospective unlocking -- assumption changes     (31)    21       3
      Prospective unlocking -- model refinements        9     (2)     --
      Retrospective unlocking                           8     (2)     (2)
      Other amortization                              (59)   (68)    (73)
   Accretion of interest(1)                            20     22      24
   Adjustment related to realized (gains) losses       --     --       6
   Adjustment related to unrealized (gains) losses    (67)   (70)   (198)
                                                     ----   ----   -----
         Balance as of end-of-year                   $200   $319   $ 417
                                                     ====   ====   =====

----------
(1) The interest accrual rates utilized to calculate the accretion of interest ranged from 3.40% to 7.25%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2011, was as follows:

2012   $20
2013    18
2014    17
2015    16
2016    15

Changes in DSI (in millions) were as follows:

                                                     FOR THE YEARS ENDED
                                                         DECEMBER 31,
                                                     -------------------
                                                      2011   2010   2009
                                                      ----   ----   ----
Balance as of beginning-of-year                       $13    $16    $14
   Deferrals                                            1      3      3
   Amortization, net of interest:
      Other amortization                               (2)    (2)    (1)
   Adjustment related to unrealized (gains) losses     --     (4)    --
                                                      ---    ---    ---
         Balance as of end-of-year                    $12    $13    $16
                                                      ===    ===    ===

Changes in DFEL (in millions) were as follows:


                                                     FOR THE YEARS ENDED
                                                         DECEMBER 31,
                                                     --------------------
                                                      2011    2010   2009
                                                     -----   -----   ----
Balance as of beginning-of-year                      $101    $ 87    $ 65
   Deferrals                                           40      35      34
   Amortization, net of interest:
      Prospective unlocking -- assumption changes      (8)     (2)     (1)
      Prospective unlocking -- model refinements        2       1      --
      Retrospective unlocking                          --       1      (1)
      Other amortization                              (11)    (13)    (10)
   Adjustment related to unrealized (gains) losses    (42)     (8)     --
                                                     ----    ----    ----
         Balance as of end-of-year                   $ 82    $101    $ 87
                                                     ====    ====    ====

7. REINSURANCE

The following summarizes reinsurance amounts (in millions) recorded on our Statements of Income (Loss):

                                                  FOR THE YEARS ENDED
                                                      DECEMBER 31,
                                                 ---------------------
                                                  2011    2010    2009
                                                 -----   -----   -----
Direct insurance premiums and fees               $ 553   $ 529   $ 502
Reinsurance ceded                                 (159)   (143)   (143)
                                                 -----   -----   -----
   Total insurance premiums and fees             $ 394   $ 386   $ 359
                                                 =====   =====   =====
Direct insurance benefits                        $ 458   $ 425   $ 365
Reinsurance recoveries netted against benefits   $(184)   (171)   (140)
                                                 -----   -----   -----
   Total benefits                                $ 274   $ 254   $ 225
                                                 =====   =====   =====

We cede insurance to other companies. The portion of risks exceeding each company's retention limit is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance and annuities in order to limit our exposure to mortality losses and enhance our capital management. As discussed in Note 21, a portion of this reinsurance activity is with affiliated companies.

Under our reinsurance program, we reinsure approximately 30% to 35% of the total mortality risk on newly issued life insurance contracts. Our policy for this program is to retain no more than $11 million on a single insured life issued on fixed, VUL and term life insurance contracts. The retention per single insured life for corporate-owned life insurance is less than $1 million. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2011, the reserves associated with these reinsurance arrangements totaled $5 million. To cover products other than life insurance, we acquire other reinsurance coverages with retentions and limits.

Reinsurance contracts do not relieve an insurer from its primarily obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to us. We regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk related to reinsurance activities.

8. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

                                      FOR THE YEAR ENDED DECEMBER 31, 2011
                    ------------------------------------------------------------------------
                    ACQUISITION   CUMULATIVE
                      BALANCE     IMPAIRMENT
                       AS OF         AS OF     ACQUISITION                          BALANCE
                    BEGINNING-    BEGINNING-   ACCOUNTING                         AS OF END-
                      OF-YEAR       OF-YEAR    ADJUSTMENTS   IMPAIRMENT   OTHER     OF-YEAR
                    -----------   ----------   -----------   ----------   -----   ----------
Annuities               $ 26          $--          $--         $  --       $--        $26
Life Insurance           136           --           --          (102)       --         34
                        ----          ---          ---         -----       ---        ---
   Total goodwill       $162          $--          $--         $(102)      $--        $60
                        ====          ===          ===         =====       ===        ===

                                      FOR THE YEAR ENDED DECEMBER 31, 2010
                    ------------------------------------------------------------------------
                    ACQUISITION   CUMULATIVE
                      BALANCE     IMPAIRMENT
                       AS OF         AS OF     ACQUISITION                          BALANCE
                    BEGINNING-    BEGINNING-   ACCOUNTING                         AS OF END-
                      OF-YEAR       OF-YEAR    ADJUSTMENTS   IMPAIRMENT   OTHER     OF-YEAR
                    -----------   ----------   -----------   ----------   -----   ----------
Annuities               $ 26          $--          $--          $--        $--       $ 26
Life Insurance           136           --           --           --         --        136
                        ----          ---          ---          ---        ---       ----
   Total goodwill       $162          $--          $--          $--        $--       $162
                        ====          ===          ===          ===        ===       ====

We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1. To determine the implied fair value for our reporting units, we utilize primarily a discounted cash flow valuation technique ("income approach"), although limited available market data is also considered. In determining the estimated fair value, we consider discounted cash flow calculations, the level of our own share price and assumptions that market participants would make in valuing the reporting unit. This analysis requires us to make judgments about revenues, earnings projections, capital market assumptions and discount rates.

As of October 1, 2011, our Annuities reporting unit passed the Step 1 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance reporting unit. Based upon our Step 2 analysis for Life Insurance, we recorded goodwill impairment that was attributable primarily to marketplace dynamics, including product changes that we have implemented or will implement shortly that we believe will have an unfavorable effect on our sales levels for a period of time.

As of October 1, 2010, all of our reporting units passed the Step 1 analysis, and although the carrying value of the net assets was within the estimated fair value range for our Life Insurance reporting unit, we deemed it necessary to validate the carrying value of goodwill through a Step 2 analysis. In our Step 2 analysis of the Life Insurance reporting unit, we determined there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

As of October 1, 2009, all of our reporting units passed the Step 1 analysis.

The gross carrying amounts and accumulated amortization (in millions) for the major specifically identifiable intangible asset class by reportable segment were as follows:

                                  AS OF DECEMBER 31,
                  -------------------------------------------------
                            2011                     2010
                  -----------------------   -----------------------
                    GROSS                    GROSS
                  CARRYING    ACCUMULATED   CARRYING   ACCUMULATED
                   AMOUNT    AMORTIZATION    AMOUNT    AMORTIZATION
                  --------   ------------   --------   ------------
Life Insurance:
   Sales force       $7           $2           $7           $1

Future estimated amortization of the specifically identifiable intangible asset was immaterial as of December 31, 2011.

9. GUARANTEED BENEFIT FEATURES

Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

                                            AS OF DECEMBER 31,
                                           -------------------
                                             2011       2010
                                           --------   --------
RETURN OF NET DEPOSITS
Total account value                        $  1,993   $  1,834
Net amount at risk(1)                            47         25
Average attained age of contract holders   55 YEARS   54 years
MINIMUM RETURN
Average attained age of contract holders   80 YEARS   79 years
Guaranteed minimum return                         5%         5%
ANNIVERSARY CONTRACT VALUE
Total account value                        $    926   $    995
Net amount at risk(1)                           116         78
Average attained age of contract holders   66 YEARS   66 years

----------
(1) Represents the amount of death benefit in excess of the account balance. The increase in net amount at risk when comparing December 31, 2011, to December 31, 2010, was attributable primarily to the decline in international equity markets during 2011.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDB (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

                                  FOR THE YEARS ENDED
                                      DECEMBER 31,
                                  -------------------
                                  2011   2010   2009
                                  ----   ----   ----
Balance as of beginning-of-year   $ 1    $ 2    $ 8
   Changes in reserves              3     --     --
   Benefits paid                   (2)    (1)    (6)
                                  ---    ---    ---
      Balance as of end-of-year   $ 2    $ 1    $ 2
                                  ===    ===    ===

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                                            AS OF DECEMBER 31,
                                                            ------------------
                                                              2011     2010
                                                             ------   ------
ASSET TYPE
Domestic equity                                              $  962   $  990
International equity                                            424      454
Bonds                                                           581      479
Money market                                                    188      184
                                                             ------   ------
   Total                                                     $2,155   $2,107
                                                             ======   ======
Percent of total variable annuity separate account values        89%      89%

Future contract benefits also includes reserves for our products with secondary guarantees for our products sold through our Life Insurance segment. These UL and VUL products with secondary guarantees represented approximately 11% of permanent life insurance in force as of December 31, 2011, and approximately 54% of total sales for these products for the year ended December 31, 2011.

10. CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws and securities laws.

We are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experiences of LLANY in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2011. While the potential future charges could be material in the periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LLANY's financial position.

For some matters, the Company is able to estimate a reasonably possible range of loss. For such matters in which a loss is probable, an accrual has been made. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. Accordingly, the estimate contained in this paragraph reflects two types of matters. For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued. In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount. For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable. In these cases, the estimate reflects the reasonably possible loss or range of loss.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss. We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

We are currently being audited on behalf of multiple states' treasury and controllers' offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed contract benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Master Death File to identify deceased policy and contract holders. In addition, we are the subject of multiple state Insurance Department inquiries and market conduct examinations with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in additional payments to beneficiaries, escheatment of funds deemed abandoned under state laws, administrative penalties and changes in our procedures for the identification of unreported claims and handling of escheatable property.

VULNERABILITY FROM CONCENTRATIONS

As of December 31, 2011, we did not have a concentration of business transactions with a particular customer or lender or sources of supply of labor or services used in the business. However, we do have a concentration in a market and geographic area in which business is conducted. For the year ended December 31, 2011, approximately 90% of the premiums, on the basis of SAP, were generated in New York.

OTHER CONTINGENCY MATTERS

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. The accrual for expected assessments was $17 million and less than $1 million as of December 31, 2011 and 2010.

11. SHARES AND STOCKHOLDERS' EQUITY

All authorized and issued shares of LLANY are owned by LNL.

ACCUMULATED OCI

The following summarizes the components and changes in accumulated OCI (in millions):

                                                                                      FOR THE YEARS ENDED
                                                                                          DECEMBER 31,
                                                                                     ---------------------
                                                                                      2011    2010    2009
                                                                                     -----   -----   -----
UNREALIZED GAIN (LOSS) ON AFS SECURITIES
Balance as of beginning-of-year                                                      $  69   $ (19)  $(211)
   Cumulative effect from adoption of new accounting standards                          --      --     (11)
   Unrealized holding gains (losses) arising during the year                           366     252     541
   Change in DAC, VOBA, DSI and other contract holder funds                           (107)   (123)   (282)
   Income tax benefit (expense)                                                        (99)    (51)    (98)
   Less:
      Reclassification adjustment for gains (losses) included in net income (loss)     (29)    (22)    (90)
      Associated amortization of DAC, VOBA, DSI and DFEL                                 4       6      25
      Income tax benefit (expense)                                                       9       6      23
                                                                                     -----   -----   -----
         Balance as of end-of-year                                                   $ 245   $  69   $ (19)
                                                                                     =====   =====   =====
UNREALIZED OTTI ON AFS SECURITIES
Balance as of beginning-of-year                                                      $ (10)  $ (12)  $  --
(Increases) attributable to:
   Cumulative effect from adoption of new accounting standards                          --      --      (5)
   Gross OTTI recognized in OCI during the year                                         (8)     (6)    (46)
   Change in DAC, VOBA, DSI and DFEL                                                     1       1      15
   Income tax benefit (expense)                                                          3       2      11
Decreases attributable to:
   Sales, maturities or other settlements of AFS securities                             11      12      26
   Change in DAC, VOBA, DSI and DFEL                                                    (2)     (4)     (6)
   Income tax benefit (expense)                                                         (3)     (3)     (7)
                                                                                     -----   -----   -----
         Balance as of end-of-year                                                   $  (8)  $ (10)  $ (12)
                                                                                     =====   =====   =====
UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year                                                      $   1   $   1   $   1
                                                                                     -----   -----   -----
         Balance as of end-of-year                                                   $   1   $   1   $   1
                                                                                     =====   =====   =====

12. REALIZED GAIN (LOSS)

Details underlying realized gain (loss) (in millions) reported on our Statements of Income (Loss) were as follows:

                                                               FOR THE YEARS ENDED
                                                                   DECEMBER 31,
                                                               -------------------
                                                               2011   2010   2009
                                                               ----   ----   ----
Total realized gain (loss) related to certain investments(1)   $(26)  $(15)  $(66)
Variable annuity net derivatives results:(2)
   Gross gain (loss)                                             --     --      1
   Associated amortization of DAC, VOBA, DSI and DFEL            (1)    (2)    --
                                                               ----   ----   ----
      Total realized gain (loss)                               $(27)  $(17)  $(65)
                                                               ====   ====   ====

----------
(1)  See "Realized Gain (Loss) Related to Certain Investments" section in Note
     3.

(2)  Represents the change in embedded derivative reserves of our GLB products.

13. UNDERWRITING, ACQUISITION, INSURANCE AND OTHER EXPENSES

Details underlying underwriting, acquisition, insurance and other expenses (in millions) were as follows:

                                                           FOR THE YEARS ENDED
                                                               DECEMBER 31,
                                                           -------------------
                                                            2011   2010   2009
                                                            ----   ----   ----
Commissions                                                 $ 80   $ 74   $ 71
General and administrative expenses                           68     61     65
DAC and VOBA deferrals and interest, net of amortization      16      7      7
Taxes, licenses and fees                                      36     16     16
                                                            ----   ----   ----
   Total                                                    $200   $158   $159
                                                            ====   ====   ====

14. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS

LNC and LNL maintain qualified funded defined benefit pension plans in which many of our employees are participants. LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees. In addition, LNC and LNL maintain supplemental retirement plans for certain employees that provide defined benefit pension benefits in excess of limits imposed by federal tax law. All of our defined benefit pension plans are frozen, and there are no new participants and no future accruals of benefits from the date of the freeze.

The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service and date of hire, subject to age limitations. The frozen pension plans' benefits are calculated either on a traditional or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. The cash balance formula provides benefits stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the dates the plans were frozen. Interest credits continue until the participant's benefit is paid.

LNC and LNL also sponsor a voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide benefits that are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement.

15. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS

DEFINED CONTRIBUTION PLANS

LNC and LNL sponsor defined contribution plans for eligible employees and agents, including those of LLANY, which includes money purchase plans. LNC and LNL make contributions and matching contributions to each of the active plans in accordance with the plan documents and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended. For the years ended December 31, 2011, 2010 and 2009, expenses (income) for these plans were approximately $2 million and are reported in the underwriting, acquisition, insurance and other expenses on our Statements of Income.


DEFERRED COMPENSATION PLANS

LNC and LNL sponsor six separate non-qualified, unfunded, deferred compensation plans for employees, agents and non-employee directors. LLANY participates in five of these deferred compensation plans. LLANY's associated liability for these plans was approximately $1 million as of December 31, 2011 and 2010, which is reported in other liabilities on our Balance Sheets.

DEFERRED COMPENSATION PLAN FOR EMPLOYEES

Participants may elect to defer a portion of their compensation as defined by the plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of the plan, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. LNC makes matching contributions based upon amounts placed into the plan by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amounts of LNC contributions are calculated in accordance with the plan document. Our expenses for this plan were less than $1 million for the years ended December 31, 2011, 2010, and 2009.

DEFERRED COMPENSATION PLANS FOR AGENTS

LNL sponsors three deferred compensation plans for certain eligible agents. Participants may elect to defer a portion of their compensation as defined by the respective plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of these plans, LNL agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. LNL makes matching contributions based upon amounts placed into the plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amounts of LNL's contributions are calculated in accordance with the plans' documents. Our expenses for these plans were not significant for the years ended December 31, 2011, 2010, and 2009.

16. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees and agents are included in LNC's various incentive plans that provide for the issuance of stock options, performance shares (performance-vested shares as opposed to time-vested shares), SARs, restricted stock units and restricted stock awards ("nonvested stock"). LNC has a policy of issuing new shares to satisfy option exercises. Total compensation expense for stock-based incentive compensation plans was not material for the years ended December 31, 2011, 2010 and 2009.

17. STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements in accordance with SAP prescribed or permitted by the New York Department of Insurance, which may vary materially from GAAP. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our state of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Specified statutory information (in millions) was as follows:

                      AS OF DECEMBER 31,
                      ------------------
                          2011   2010
                          ----   ----
Capital and surplus       $586   $794

                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                             -------------------
                                              2011   2010   2009
                                             -----   ----   ----
Net gain (loss) from operations, after-tax   $ (99)   $73   $107
Net income (loss)                             (121)    55     13
Dividends to LNL                                73     80     --

The decrease in statutory net income (loss) for the year ended December 31, 2011, from that of 2010, was primarily due to an increase in reserves on variable annuity products as a result of the low interest rate environment during 2011.

The increase in statutory net income (loss) for the year ended December 31, 2010, from that of 2009, was primarily due to a significant decrease in realized losses on investments due to improving market conditions throughout 2010.

Our state of domicile, New York, has adopted certain prescribed accounting practices that differ from those found in NAIC SAP. These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves as prescribed by the state of New York. We also have an accounting practice permitted by our state of domicile that differs from that found in NAIC SAP. Specifically, the use of a more conservative valuation interest rate on certain annuities as of December 31, 2011 and 2010.

The effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed practices (in millions) were as follows:

                                                   AS OF DECEMBER 31,
                                                   ------------------
                                                       2011   2010
                                                       ----   ----
Calculation of reserves using continuous CARVM          (2)    (5)
Conservative valuation rate on certain annuities        (1)    (1)

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNL. Under New York laws and regulations, we may pay dividends to LNL without prior approval from the Superintendent of the New York Department of Insurance provided such dividend, along with all other dividends paid within the preceding 12 consecutive months, would not exceed the statutory limitation. The current statutory limitation is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year-end or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We may not pay any dividends in 2012 without New York Department of Insurance approval.

18. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                    AS OF DECEMBER 31,
                                                         ---------------------------------------
                                                                2011                 2010
                                                         ------------------   ------------------
                                                         CARRYING     FAIR    CARRYING    FAIR
                                                           VALUE     VALUE      VALUE     VALUE
                                                         --------   -------   --------   -------
ASSETS
AFS securities:
   Fixed maturity securities                             $ 7,288    $ 7,288   $ 6,659    $ 6,659
   Equity securities                                           3          3         3          3
Mortgage loans on real estate                                264        289       225        243
Other investments                                              1          1         1          1
Cash and invested cash                                        17         17        48         48
Separate account assets                                    2,677      2,677     2,660      2,660
LIABILITIES
Future contract benefits:
   GLB reserves embedded derivatives                        (101)      (101)      (24)       (24)
Other contract holder funds:
   Remaining guaranteed interest and similar contracts       (94)       (94)      (98)       (98)
   Account values of certain investment contracts         (1,386)    (1,545)   (1,396)    (1,442)
Other liabilities:
   Deferred compensation plans embedded derivatives           (1)        (1)       (1)        (1)

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent.

OTHER INVESTMENTS

The carrying value of our assets classified as other investments approximates their fair value. Other investments include other privately held investments that are accounted for using the equity method of accounting.

OTHER CONTRACT HOLDER FUNDS

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2011 and 2010, the remaining guaranteed interest and similar contracts carrying value approximates fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2011, or December 31, 2010, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

                                                                    AS OF DECEMBER 31, 2011
                                                      --------------------------------------------------
                                                         QUOTED
                                                         PRICES
                                                       IN ACTIVE
                                                      MARKETS FOR   SIGNIFICANT   SIGNIFICANT
                                                       IDENTICAL     OBSERVABLE   UNOBSERVABLE    TOTAL
                                                         ASSETS        INPUTS       INPUTS        FAIR
                                                       (LEVEL 1)      (LEVEL 2)    (LEVEL 3)      VALUE
                                                      -----------   -----------   ------------   -------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                     $ 5          $5,641        $ 140       $5,786
      U.S. Government bonds                                34              --            1           35
      Foreign government bonds                             --              57           --           57
      RMBS                                                 --             838            2          840
      CMBS                                                 --             122            4          126
      CDOs                                                 --              --            3            3
      State and municipal bonds                            --             330           --          330
      Hybrid and redeemable preferred securities           --             101           10          111
   Equity AFS securities                                    3              --           --            3
Cash and invested cash                                     --              17           --           17
Separate account assets                                    --           2,677           --        2,677
                                                          ---          ------        -----       ------
         Total assets                                     $42          $9,783        $ 160       $9,985
                                                          ===          ======        =====       ======
LIABILITIES
Future contract benefits:
   GLB reserves embedded derivatives                      $--          $   --        $(101)      $ (101)
Other liabilities:
   Deferred compensation plans embedded derivatives        --              --           (1)          (1)
                                                          ---          ------        -----       ------
         Total liabilities                                $--          $   --        $(102)      $ (102)
                                                          ===          ======        =====       ======

                                                                    AS OF DECEMBER 31, 2010
                                                      --------------------------------------------------
                                                        QUOTED
                                                        PRICES
                                                       IN ACTIVE
                                                      MARKETS FOR   SIGNIFICANT    SIGNIFICANT
                                                       IDENTICAL     OBSERVABLE   UNOBSERVABLE   TOTAL
                                                        ASSETS         INPUTS        INPUTS       FAIR
                                                       (LEVEL 1)     (LEVEL 2)      (LEVEL 3)    VALUE
                                                      -----------   -----------   ------------   -------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                     $ 5          $4,996        $139        $5,140
      U.S. Government bonds                                32              --           1            33
      Foreign government bonds                             --              29           1            30
      RMBS                                                 --             897           2           899
      CMBS                                                 --             168          15           183
      CDOs                                                 --              --           3             3
      State and municipal bonds                            --             250          --           250
      Hybrid and redeemable preferred securities           --             117           4           121
   Equity AFS securities                                    3              --          --             3
Cash and invested cash                                     --              48          --            48
Separate account assets                                    --           2,660          --         2,660
                                                          ---          ------        -----       ------
         Total assets                                     $40          $9,165        $165        $9,370
                                                          ===          ======        =====       ======
LIABILITIES
Future contract benefits:
   GLB reserves embedded derivatives                      $--          $   --        $(24)       $  (24)
Other liabilities:
   Deferred compensation plans embedded derivatives        --              --          (1)           (1)
                                                          ---          ------        -----       ------
         Total liabilities                                $--          $   --        $(25)       $  (25)
                                                          ===          ======        =====       ======

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any impact of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

                                                                         FOR THE YEAR ENDED DECEMBER 31, 2011
                                                         -------------------------------------------------------------------
                                                                                            PURCHASES,
                                                                                            ISSUANCES,    TRANSFERS
                                                                      ITEMS                   SALES,        IN OR
                                                                     INCLUDED    GAINS     MATURITIES,      OUT
                                                         BEGINNING      IN      (LOSSES)   SETTLEMENTS,      OF       ENDING
                                                            FAIR       NET         IN         CALLS,       LEVEL 3,    FAIR
                                                           VALUE      INCOME       OCI         NET          NET(1)     VALUE
                                                         ---------   --------   --------   ------------   ---------   ------
Investments:(2)
   Fixed maturity AFS securities:
      Corporate bonds                                      $139        $  3       $  1        $ (7)         $  4      $ 140
      U.S. Government bonds                                   1          --         --          --            --          1
      Foreign government bonds                                1          --         --          --            (1)        --
      RMBS                                                    2          --         --          --            --          2
      CMBS                                                   15         (10)        13         (14)           --          4
      CDOs                                                    3          --         --          --            --          3
      Hybrid and redeemable preferred securities              4          --          3          (6)            9         10
Future contract benefits:(3)
   GLB reserves embedded derivatives                        (24)        (77)        --          --            --       (101)
Other liabilities:
   Deferred compensation plans embedded derivatives(4)       (1)         --         --          --            --         (1)
                                                           ----        ----       ----        ----          ----      -----
         Total, net                                        $140        $(84)      $ 17        $(27)         $ 12      $  58
                                                           ====        ====       ====        ====          ====      =====

                                                                         FOR THE YEAR ENDED DECEMBER 31, 2010
                                                         -------------------------------------------------------------------
                                                                                            PURCHASES,
                                                                                            ISSUANCES,    TRANSFERS
                                                                       ITEMS                  SALES,        IN OR
                                                                     INCLUDED    GAINS     MATURITIES,       OUT
                                                         BEGINNING      IN      (LOSSES)   SETTLEMENTS,      OF       ENDING
                                                            FAIR        NET        IN         CALLS,       LEVEL 3,    FAIR
                                                            VALUE     INCOME       OCI         NET          NET(1)     VALUE
                                                         ---------   --------   --------   ------------   ---------   ------
Investments:(2)
   Fixed maturity AFS securities:
      Corporate bonds                                      $160        $ 1        $  6        $(10)         $(18)      $139
      U.S. Government bonds                                  --         --          --          --             1          1
      Foreign government bonds                               --         --          --          --             1          1
      RMBS                                                    3         --          --          (1)           --          2
      CMBS                                                   51         (5)         12         (14)          (29)        15
      CDOs                                                    3         --          --          --            --          3
      Hybrid and redeemable preferred securities             14         --         (10)         --            --          4
Future contract benefits:(3)
   GLB reserves embedded derivatives                        (32)         8          --          --            --        (24)
Other liabilities:
   Deferred compensation plans embedded derivatives(4)       (2)        (2)         --           3            --         (1)
                                                           ----        ---        ----        ----          ----       ----
         Total, net                                        $197        $ 2        $  8        $(22)         $(45)      $140
                                                           ====        ===        ====        ====          ====       ====

                                                                         FOR THE YEAR ENDED DECEMBER 31, 2009
                                                         -------------------------------------------------------------------
                                                                                            PURCHASES,
                                                                                            ISSUANCES,    TRANSFERS
                                                                       ITEMS                  SALES,        IN OR
                                                                     INCLUDED     GAINS     MATURITIES,      OUT
                                                         BEGINNING      IN      (LOSSES)   SETTLEMENTS,      OF       ENDING
                                                            FAIR        NET        IN         CALLS,       LEVEL 3,    FAIR
                                                            VALUE     INCOME       OCI         NET          NET(1)     VALUE
                                                         ---------   --------   --------   ------------   ---------   ------
Investments:(2)
   Fixed maturity AFS securities:
      Corporate bonds                                      $ 176       $(2)       $ 3         $ 6           $(23)      $160
      RMBS                                                    22        --         --          (1)           (18)         3
      CMBS                                                    42        --         12          (3)            --         51
      CDOs                                                     4        --          2          (3)            --          3
      State and municipal bonds                               37        --         --          (5)           (32)        --
      Hybrid and redeemable preferred securities               6        --          8          --             --         14
Future contract benefits:(3)
   GLB reserves embedded derivatives                        (124)       92         --          --             --        (32)
Other liabilities:
   Deferred compensation plans embedded derivatives(4)        (2)       (5)        --           5             --         (2)
                                                           -----       ---        ----        ----          ----       ----
         Total, net                                        $ 161       $85        $25         $(1)          $(73)      $197
                                                           =====       ===        ====        ====          ====       ====

----------
(1) Transfers in or out of Level 3 for AFS are displayed at amortized cost as of the beginning-of-period. For AFS, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.

(2) Amortization and accretion of premiums and discounts are included in net investment income on our Statements of Income (Loss). Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Statements of Income (Loss).

(3) Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Statements of Income (Loss).

(4) Deferrals and subsequent changes in fair value for the participants' investment options are reported in underwriting, acquisition, insurance and other expenses on our Statements of Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements, calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits (in millions) as reported above:

                                                               FOR THE YEAR ENDED DECEMBER 31, 2011
                                                   ------------------------------------------------------------
                                                   ISSUANCES   SALES   MATURITIES   SETTLEMENTS   CALLS   TOTAL
                                                   ---------   -----   ----------   -----------   -----   -----
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                 $14      $ (6)      $(6)         $ (8)      $ (1)   $ (7)
      CMBS                                             --       (12)       --            (2)        --     (14)
      Hybrid and redeemable preferred securities       --        (6)       --            --         --      (6)
                                                      ---      ----       ---          ----       ----    ----
         Total, net                                   $14      $(24)      $(6)         $(10)      $ (1)   $(27)
                                                      ===      ====       ===          ====       ====    ====

The following summarizes changes in unrealized gains (losses) included in net income, excluding any impact of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

                                                         FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                         -------------------
                                                          2011   2010   2009
                                                          ----   ----   ----
Investments:(1)
   GLB reserves embedded derivatives                      $(69)  $16    $99
Other liabilities:
   Deferred compensation plans embedded derivatives(2)      --    (2)    (5)
                                                          ----   ---    ---
      Total, net                                          $(69)  $14    $94
                                                          ====   ===    ===

----------
(1)  Included in realized gain (loss) on our Statements of Income (Loss).

(2) Included in underwriting, acquisition, insurance and other expenses on our Statements of Income (Loss).

The following provides the components of the transfers in and out of Level 3 (in millions) as reported above:

                                                                  FOR THE YEARS ENDED DECEMBER 31,
                                                   -------------------------------------------------------------
                                                                2011                            2010
                                                   -----------------------------   -----------------------------
                                                   TRANSFERS   TRANSFERS           TRANSFERS   TRANSFERS
                                                     IN TO       OUT OF              IN TO       OUT OF
                                                    LEVEL 3     LEVEL 3    TOTAL    LEVEL 3      LEVEL 3   TOTAL
                                                   ---------   ---------   -----   ---------   ---------   -----
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                 $24        $(20)      $ 4       $ 5        $ (23)    $(18)
      U.S. Government bonds                            --          --        --         1           --        1
      Foreign government bonds                         --          (1)       (1)        1           --        1
      CMBS                                             --          --        --         1          (30)     (29)
      Hybrid and redeemable preferred securities        9          --         9        --           --       --
                                                      ---        ----       ---       ---         ----     ----
         Total, net                                   $33        $(21)      $12       $ 8         $(53)    $(45)
                                                      ===        ====       ===       ===         ====     ====

Transfers in and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors. For the years ended December 31, 2011 and 2010, our corporate bonds and CMBS transfers in and out were attributable primarily to the securities' observable market information being available or no longer being available, respectively. For the years ended December 31, 2011 and 2010, there were no significant transfers between Level 1 and 2 of the fair value hierarchy.

19. SEGMENT INFORMATION

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments. We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities and variable annuities. The Retirement Plan Services segment provides employer-sponsored variable and fixed annuities, defined benefit, individual retirement accounts and mutual-fund based programs in the retirement plan marketplaces.

The Life Insurance segment offers wealth protection and transfer opportunities through term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs) and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products. The Group Protection segment offers group life, disability and dental insurance to employers, and its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to the excess capital, other corporate investments, and benefit plan net liability.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

- Realized gains and losses associated with the following ("excluded realized gain (loss)"):

     -    Sale or disposal of securities;

     -    Impairments of securities;

     - Change in the fair value of derivative instruments, embedded derivatives within certain reinsurance arrangements and our trading securities;

     - Change in the fair value of the derivatives we own to hedge our GDB riders within our variable annuities;

     - Change in the GLB embedded derivative reserves, net of the change in the fair value of the derivatives we own to hedge the changes in the embedded derivative reserves; and

     - Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC.

- Change in reserves accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC resulting from benefit ratio unlocking on our GDB and GLB riders ("benefit ratio unlocking");

-    Income (loss) from the initial adoption of new accounting standards;

- Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance;

-    Gain (loss) on early extinguishment of debt;

-    Losses from the impairment of intangible assets; and

-    Income (loss) from discontinued operations.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

     -    Excluded realized gain (loss);

     - Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking;

     - Amortization of deferred gains arising from the reserve changes on business sold through reinsurance; and

     - Revenue adjustments from the initial adoption of new accounting standards.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure. Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

                                         FOR THE YEARS ENDED
                                             DECEMBER 31,
                                         -------------------
                                         2011   2010   2009
                                         ----   ----   -----
REVENUES
Operating revenues:
   Annuities                             $115   $111   $ 99
   Retirement Plan Services                56     53     52
   Life Insurance                         555    563    550
   Group Protection                        73     62     48
   Other Operations                        16     18     20
Excluded realized gain (loss), pre-tax    (31)   (20)   (68)
                                         ----   ----   -----
   Total revenues                        $784   $787   $ 701
                                         ====   ====   =====

                                           FOR THE YEARS ENDED
                                               DECEMBER 31,
                                           -------------------
                                            2011   2010   2009
                                           -----   ----   ----
NET INCOME (LOSS)
Income (loss) from operations:
   Annuities                               $  22   $ 22   $ 22
   Retirement Plan Services                    5     (1)     3
   Life Insurance                             64     96     80
   Group Protection                            1     (2)    --
   Other Operations                           (1)    11     12
Excluded realized gain (loss), after-tax     (20)   (13)   (44)
Impairment of intangibles, after-tax        (102)    --     --
                                           -----   ----   ----
   Net income (loss)                       $ (31)  $113   $ 73
                                           =====   ====   ====

                                 FOR THE YEARS ENDED
                                     DECEMBER 31,
                                 -------------------
                                  2011   2010   2009
                                  ----   ----   ----
NET INVESTMENT INCOME
Annuities                         $ 66   $ 69   $ 62
Retirement Plan Services            51     49     48
Life Insurance                     278    277    274
Group Protection                     6      5      4
Other Operations                    16     18     20
                                  ----   ----   ----
   Total net investment income    $417   $418   $408
                                  ====   ====   ====

                                                         FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                         -------------------
                                                          2011   2010   2009
                                                          ----   ----   ----
AMORTIZATION OF DAC AND VOBA, NET OF INTEREST
Annuities                                                  $16    $15   $10
Retirement Plan Services                                     1     10     7
Life Insurance                                              80     53    66
Group Protection                                             2      2     3
                                                           ---    ---   ---
   Total amortization of DAC and VOBA, net of interest     $99    $80   $85
                                                           ===    ===   ===

                                                FOR THE YEARS ENDED
                                                     DECEMBER 31,
                                                -------------------
                                                2011   2010   2009
                                                ----   ----   -----
FEDERAL INCOME TAX EXPENSE (BENEFIT)
Annuities                                       $  6   $ 7    $  8
Retirement Plan Services                           2    (1)      2
Life Insurance                                    34    51      43
Group Protection                                   1    (1)     --
Other Operations                                  (1)    6       6
Excluded realized gain (loss)                    (10)   (7)    (24)
                                                ----   ---    ----
   Total federal income tax expense (benefit)   $ 32   $55    $ 35
                                                ====   ===    ====


                           AS OF DECEMBER 31,
                           ------------------
                             2011      2010
                           -------   --------
ASSETS
Annuities                  $ 3,775   $ 3,542
Retirement Plan Services     1,460     1,337
Life Insurance               6,627     6,387
Group Protection               124       102
Other Operations                99       268
                           -------   -------
   Total assets            $12,085   $11,636
                           =======   =======

20. SUPPLEMENTAL DISCLOSURES OF CASH FLOW DATA

The following summarizes our supplemental cash flow data (in millions):

                               FOR THE YEARS ENDED
                                   DECEMBER 31,
                               -------------------
                               2011   2010   2009
                               ----   ----   -----
Income taxes paid (received)    $17    $15    $(9)
                                ===    ===    ===

21. TRANSACTIONS WITH AFFILIATES

Transactions with affiliates (in millions) recorded on our financial statements were as follows:

                                     AS OF DECEMBER 31,
                                     ------------------
                                         2011   2010
                                         ----   ----
Assets with affiliates:
   Service agreement receivable(1)       $(8)   $16
   Ceded reinsurance contracts(2)         122    45
   Ceded reinsurance contracts(3)          13    19

                                                     FOR THE YEARS ENDED
                                                        DECEMBER 31,
                                                     -------------------
                                                     2011   2010   2009
                                                     ----   ----   ----
Revenues with affiliates:
   Premiums paid on ceded reinsurance contracts(4)   $(17)  $(10)  $(17)
   Fees for management of general account(5)           --     --     (4)
Benefits and expenses with affiliates:
   Service agreement payments(6)                       65     57     59

----------
(1)  Reported in other assets on our Balance Sheets.

(2)  Reported in reinsurance recoverables on our Balance Sheets.

(3)  Reported in reinsurance related embedded derivatives on our Balance Sheets.

(4)  Reported in insurance premiums on our Statements of Income (Loss).

(5)  Reported in net investment income on our Statements of Income (Loss).

(6) Reported in underwriting, acquisition, insurance and other expenses on our Statements of Income (Loss).

SERVICE AGREEMENT

In accordance with service agreements with LNL and certain of its affiliates for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are assigned based on specific methodologies for each function. The majority of the expenses are assigned based on the following methodologies: investments by product, assets under management, weighted policies in force, headcount and sales.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT

On January 4, 2010, LNC closed on a purchase and sale agreement pursuant to which all of the outstanding capital stock of Delaware Management Holdings, Inc. ("Delaware") was sold. In addition, we entered into investment advisory agreements with Delaware, pursuant to which Delaware will continue to manage the majority of our general account insurance assets.

CEDED REINSURANCE CONTRACTS

We cede business to two affiliated companies, LNL and Lincoln National Reinsurance Company (Barbados) Ltd.

               LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2011

                                                                                                       MORTALITY &
                                                                                                        EXPENSE
                                                              CONTRACT                    CONTRACT     GUARANTEE
                                                              PURCHASES                  REDEMPTIONS    CHARGES
                                                              DUE FROM                     DUE TO      PAYABLE TO
                                                            LINCOLN LIFE                LINCOLN LIFE  LINCOLN LIFE
                                                              & ANNUITY                  & ANNUITY     & ANNUITY
                                                               COMPANY                     COMPANY      COMPANY
SUBACCOUNT                                     INVESTMENTS   OF NEW YORK  TOTAL ASSETS   OF NEW YORK   OF NEW YORK   NET ASSETS
---------------------------------------------  -----------  ------------  ------------  ------------  ------------  -----------
ABVPSF Global Thematic Growth Class B          $ 1,460,879    $ 10,007    $ 1,470,886     $     --       $  136     $ 1,470,750
ABVPSF Growth and Income Class B                 6,478,894          --      6,478,894          218          585       6,478,091
ABVPSF International Value Class B               6,923,094         540      6,923,634           --          620       6,923,014
ABVPSF Large Cap Growth Class B                    640,469          12        640,481           --           55         640,426
ABVPSF Small/Mid Cap Value Class B               7,114,714      14,079      7,128,793           --          662       7,128,131
American Century VP Inflation Protection
   Class II                                     24,941,947         552     24,942,499           --        2,335      24,940,164
American Funds Global Growth Class 2            14,687,810          --     14,687,810          196        1,374      14,686,240
American Funds Global Small Capitalization
   Class 2                                      11,246,891       2,146     11,249,037           --          986      11,248,051
American Funds Growth Class 2                   72,184,560          --     72,184,560        1,400        6,657      72,176,503
American Funds Growth-Income Class 2            69,014,913       1,051     69,015,964           --        6,291      69,009,673
American Funds International Class 2            34,309,156       2,263     34,311,419           --        3,087      34,308,332
BlackRock Global Allocation V.I. Class III      35,336,075      36,189     35,372,264           --        3,454      35,368,810
Delaware VIP Diversified Income Service Class   49,342,891          --     49,342,891      101,523        4,493      49,236,875
Delaware VIP Emerging Markets Service Class     16,703,779          --     16,703,779       14,979        1,498      16,687,302
Delaware VIP High Yield Standard Class             654,793          --        654,793           --           51         654,742
Delaware VIP High Yield Service Class           14,301,277     246,050     14,547,327           --        1,285      14,546,042
Delaware VIP Limited-Term Diversified Income
   Service Class                                21,254,326      21,818     21,276,144           --        1,897      21,274,247
Delaware VIP REIT Standard Class                   754,000          --        754,000           --           58         753,942
Delaware VIP REIT Service Class                 11,313,076          --     11,313,076        1,382        1,036      11,310,658
Delaware VIP Small Cap Value Standard Class        779,551          --        779,551           --           61         779,490
Delaware VIP Small Cap Value Service Class      18,297,552          --     18,297,552        4,359        1,696      18,291,497
Delaware VIP Smid Cap Growth Standard Class        408,414          --        408,414           --           32         408,382
Delaware VIP Smid Cap Growth Service Class       5,920,045          --      5,920,045          324          545       5,919,176
Delaware VIP U.S. Growth Service Class           3,580,852         837      3,581,689           --          264       3,581,425
Delaware VIP Value Standard Class                  205,067          --        205,067           --           16         205,051
Delaware VIP Value Service Class                 8,281,602      80,552      8,362,154           --          763       8,361,391
DWS VIP Alternative Asset Allocation Plus
   Class B                                       2,001,752          28      2,001,780           --          196       2,001,584
DWS VIP Equity 500 Index Class A                 2,159,801           4      2,159,805           --          188       2,159,617
DWS VIP Equity 500 Index Class B                 2,459,520          --      2,459,520           40          220       2,459,260
DWS VIP Small Cap Index Class A                    471,923      82,047        553,970           --           42         553,928
DWS VIP Small Cap Index Class B                  1,468,528          --      1,468,528           56          143       1,468,329
Fidelity VIP Contrafund Service Class 2         39,642,429      23,089     39,665,518           --        3,651      39,661,867
Fidelity VIP Equity-Income Initial Class           555,144          --        555,144           --           43         555,101
Fidelity VIP Equity-Income Service Class 2       1,677,306          --      1,677,306            1          148       1,677,157
Fidelity VIP Growth Initial Class                  192,880          --        192,880           --           15         192,865
Fidelity VIP Growth Service Class 2              3,317,847          --      3,317,847           19          302       3,317,526
Fidelity VIP Mid Cap Service Class 2            23,428,644          --     23,428,644       63,220        2,142      23,363,282
Fidelity VIP Overseas Initial Class                 78,561          --         78,561           --            6          78,555
Fidelity VIP Overseas Service Class 2            3,216,518          --      3,216,518            2          282       3,216,234
FTVIPT Franklin Income Securities Class 2       24,846,063          --     24,846,063          708        2,283      24,843,072
FTVIPT Franklin Small-Mid Cap Growth
   Securities Class 2                            7,749,196          --      7,749,196          248          730       7,748,218
FTVIPT Mutual Shares Securities Class 2         19,165,784          --     19,165,784        1,195        1,649      19,162,940
FTVIPT Templeton Global Bond Securities
   Class 2                                      14,855,495         244     14,855,739           --        1,372      14,854,367
FTVIPT Templeton Growth Securities Class 2       3,890,271          --      3,890,271           16          352       3,889,903
Goldman Sachs VIT Large Cap Value
   Service Class                                 1,469,389          --      1,469,389          766           81       1,468,542
Invesco V.I. Capital Appreciation Series I         137,299          --        137,299           --           13         137,286

See accompanying notes.

                                                                                                        MORTALITY &
                                                                                                         EXPENSE
                                                               CONTRACT                    CONTRACT     GUARANTEE
                                                               PURCHASES                  REDEMPTIONS    CHARGES
                                                               DUE FROM                     DUE TO      PAYABLE TO
                                                             LINCOLN LIFE                LINCOLN LIFE  LINCOLN LIFE
                                                               & ANNUITY                  & ANNUITY     & ANNUITY
                                                                COMPANY                     COMPANY      COMPANY
SUBACCOUNT                                      INVESTMENTS   OF NEW YORK  TOTAL ASSETS   OF NEW YORK   OF NEW YORK   NET ASSETS
----------------------------------------------  -----------  ------------  ------------  ------------  ------------  -----------
Invesco V.I. Capital Appreciation Series II     $    60,753    $    --      $    60,753    $     --      $    5      $    60,748
Invesco V.I. Core Equity Series I                   382,060         --          382,060          --          31          382,029
Invesco V.I. Core Equity Series II                    8,280         --            8,280          --           1            8,279
Invesco V.I. International Growth Series I          109,651         --          109,651          --           8          109,643
Invesco V.I. International Growth Series II         199,495         --          199,495          --          17          199,478
Janus Aspen Series Balanced Service Class           622,316         --          622,316          --          54          622,262
Janus Aspen Series Enterprise Service Class         542,178         --          542,178          --          47          542,131
Janus Aspen Series Worldwide Service Class           11,248         --           11,248          --           1           11,247
LVIP American Global Growth Service Class II      1,409,283         59        1,409,342          --         129        1,409,213
LVIP American Global Small Capitalization
   Service Class II                               1,403,649        514        1,404,163          --         122        1,404,041
LVIP American Growth Service Class II             3,849,850     24,846        3,874,696          --         359        3,874,337
LVIP American Growth-Income Service Class II      3,771,746         --        3,771,746         190         367        3,771,189
LVIP American International Service Class II      2,773,433         93        2,773,526          --         260        2,773,266
LVIP Baron Growth Opportunities Service Class     7,937,597     14,080        7,951,677          --         766        7,950,911
LVIP BlackRock Inflation Protected Bond
   Service Class                                 12,026,667     26,802       12,053,469          --       1,114       12,052,355
LVIP Capital Growth Service Class                 2,254,614      1,852        2,256,466          --         144        2,256,322
LVIP Cohen & Steers Global Real Estate
   Service Class                                  5,695,855         --        5,695,855         466         523        5,694,866
LVIP Columbia Value Opportunities
   Service Class                                  1,019,904         --        1,019,904          --          96        1,019,808
LVIP Delaware Bond Standard Class                11,437,828         --       11,437,828     185,730         987       11,251,111
LVIP Delaware Bond Service Class                 57,645,921     19,534       57,665,455          --       5,017       57,660,438
LVIP Delaware Diversified Floating Rate
   Service Class                                  5,260,195     21,909        5,282,104          --         494        5,281,610
LVIP Delaware Foundation Aggressive
   Allocation Standard Class                        280,522         --          280,522          --          22          280,500
LVIP Delaware Foundation Aggressive
   Allocation Service Class                       2,710,115         --        2,710,115          34         242        2,709,839
LVIP Delaware Growth and Income
   Service Class                                  1,811,299         --        1,811,299         785         161        1,810,353
LVIP Delaware Social Awareness Standard Class       720,810         --          720,810          --          61          720,749
LVIP Delaware Social Awareness Service Class      2,336,972         --        2,336,972           3         194        2,336,775
LVIP Delaware Special Opportunities
   Service Class                                  2,003,922         --        2,003,922       2,031         194        2,001,697
LVIP Dimensional Non-U.S. Equity Service Class      539,242         --          539,242          --          46          539,196
LVIP Dimensional U.S. Equity Service Class          620,022         --          620,022          --          50          619,972
LVIP Dimensional/Vanguard Total Bond
   Service Class                                  6,239,589     24,525        6,264,114          --         570        6,263,544
LVIP Global Income Service Class                 14,307,000      5,029       14,312,029          --       1,390       14,310,639
LVIP Janus Capital Appreciation Standard Class      111,991         --          111,991          --          10          111,981
LVIP Janus Capital Appreciation Service Class     1,446,936         --        1,446,936          --         144        1,446,792
LVIP JPMorgan High Yield Service Class            3,521,037      9,757        3,530,794          --         307        3,530,487
LVIP MFS International Growth Service Class       3,057,067         --        3,057,067          68         269        3,056,730
LVIP MFS Value Service Class                     10,565,351     10,674       10,576,025          --         865       10,575,160
LVIP Mid-Cap Value Service Class                  3,245,998         --        3,245,998       1,013         301        3,244,684
LVIP Mondrian International Value
   Standard Class                                 1,672,650         --        1,672,650          12         145        1,672,493
LVIP Mondrian International Value
   Service Class                                  6,629,503        320        6,629,823          --         612        6,629,211
LVIP Money Market Standard Class                  3,378,768         72        3,378,840          --         273        3,378,567
LVIP Money Market Service Class                  15,249,962         --       15,249,962           1       1,423       15,248,538

See accompanying notes.

                                                                                                        MORTALITY &
                                                                                                         EXPENSE
                                                               CONTRACT                    CONTRACT     GUARANTEE
                                                               PURCHASES                  REDEMPTIONS    CHARGES
                                                               DUE FROM                     DUE TO      PAYABLE TO
                                                             LINCOLN LIFE                LINCOLN LIFE  LINCOLN LIFE
                                                               & ANNUITY                  & ANNUITY     & ANNUITY
                                                                COMPANY                     COMPANY      COMPANY
SUBACCOUNT                                      INVESTMENTS   OF NEW YORK  TOTAL ASSETS   OF NEW YORK   OF NEW YORK   NET ASSETS
----------------------------------------------  -----------  ------------  ------------  ------------  ------------  -----------
LVIP Protected Profile 2010 Service Class       $   832,727     $    --     $   832,727     $    --       $   73     $   832,654
LVIP Protected Profile 2020 Service Class         3,104,539          --       3,104,539          --          285       3,104,254
LVIP Protected Profile 2030 Service Class           384,909          --         384,909          --           33         384,876
LVIP Protected Profile 2040 Service Class             8,276          --           8,276          --            1           8,275
LVIP Protected Profile Conservative
   Service Class                                 17,796,414          --      17,796,414         211        1,659      17,794,544
LVIP Protected Profile Growth Service Class      21,582,177          --      21,582,177          55        1,956      21,580,166
LVIP Protected Profile Moderate Service Class    50,677,838          --      50,677,838         175        5,084      50,672,579
LVIP SSgA Bond Index Service Class               33,526,326      25,145      33,551,471          --        3,255      33,548,216
LVIP SSgA Conservative Index Allocation
   Service Class                                  1,825,938          --       1,825,938          --          190       1,825,748
LVIP SSgA Conservative Structured Allocation
   Service Class                                  4,934,498          --       4,934,498          --          449       4,934,049
LVIP SSgA Developed International 150
   Service Class                                  4,122,642         100       4,122,742          --          397       4,122,345
LVIP SSgA Emerging Markets 100 Service Class      6,078,153          --       6,078,153         223          583       6,077,347
LVIP SSgA Global Tactical Allocation
   Service Class                                 22,929,317          --      22,929,317         861        2,368      22,926,088
LVIP SSgA International Index Service Class       6,766,251      10,354       6,776,605          --          660       6,775,945
LVIP SSgA Large Cap 100 Service Class            10,327,506          --      10,327,506       1,249        1,002      10,325,255
LVIP SSgA Moderate Index Allocation
   Service Class                                  4,378,991          --       4,378,991          --          447       4,378,544
LVIP SSgA Moderate Structured Allocation
   Service Class                                 26,871,412          --      26,871,412       2,443        2,402      26,866,567
LVIP SSgA Moderately Aggressive Index
   Allocation Service Class                       3,264,826          --       3,264,826          --          291       3,264,535
LVIP SSgA Moderately Aggressive Structured
   Allocation Service Class                      13,319,103          --      13,319,103         448        1,252      13,317,403
LVIP SSgA S&P 500 Index Standard Class              403,385          --         403,385         428           49         402,908
LVIP SSgA S&P 500 Index Service Class            18,595,545      14,675      18,610,220          --        1,802      18,608,418
LVIP SSgA Small-Cap Index Service Class           5,589,906       2,618       5,592,524          --          534       5,591,990
LVIP SSgA Small-Mid Cap 200 Service Class         3,203,958          --       3,203,958         381          310       3,203,267
LVIP T. Rowe Price Growth Stock Service Class     3,964,055          --       3,964,055         776          374       3,962,905
LVIP T. Rowe Price Structured Mid-Cap Growth
   Standard Class                                    62,251          --          62,251          --            6          62,245
LVIP T. Rowe Price Structured Mid-Cap Growth
   Service Class                                  3,095,858      14,700       3,110,558          --          296       3,110,262
LVIP Templeton Growth Service Class               4,567,843          --       4,567,843          85          426       4,567,332
LVIP Turner Mid-Cap Growth Service Class          1,816,839          --       1,816,839           2          177       1,816,660
LVIP Vanguard Domestic Equity ETF
   Service Class                                    480,796          --         480,796          --           34         480,762
LVIP Vanguard International Equity ETF
   Service Class                                    551,190          --         551,190          --           47         551,143
LVIP Wells Fargo Intrinsic Value Service Class    1,418,168          --       1,418,168          76          132       1,417,960
Lord Abbett Fundamental Equity Class VC              88,250          --          88,250          --            5          88,245
MFS VIT Core Equity Service Class                    41,652          --          41,652          --            4          41,648
MFS VIT Growth Initial Class                        109,957          --         109,957          --            8         109,949
MFS VIT Growth Service Class                        669,535          --         669,535      23,250           60         646,225
MFS VIT Total Return Initial Class                  697,272          --         697,272          --           54         697,218
MFS VIT Total Return Service Class               14,539,901          --      14,539,901          83        1,316      14,538,502
MFS VIT Utilities Initial Class                     487,751          --         487,751          --           37         487,714
MFS VIT Utilities Service Class                  13,457,324          --      13,457,324         175        1,204      13,455,945
NB AMT Mid-Cap Growth I Class                     3,580,176          --       3,580,176           3          328       3,579,845

See accompanying notes.

                                                                                                     MORTALITY &
                                                                                                      EXPENSE
                                                            CONTRACT                    CONTRACT     GUARANTEE
                                                            PURCHASES                  REDEMPTIONS    CHARGES
                                                            DUE FROM                     DUE TO      PAYABLE TO
                                                          LINCOLN LIFE                LINCOLN LIFE  LINCOLN LIFE
                                                            & ANNUITY                  & ANNUITY     & ANNUITY
                                                             COMPANY                     COMPANY      COMPANY
SUBACCOUNT                                   INVESTMENTS   OF NEW YORK  TOTAL ASSETS   OF NEW YORK   OF NEW YORK  NET ASSETS
-------------------------------------------  -----------  ------------  ------------  ------------  ------------  ----------
NB AMT Regency I Class                        $3,721,982      $--        $3,721,982       $140          $338      $3,721,504
Oppenheimer Global Securities Service Class      207,754       --           207,754         --            10         207,744
PIMCO VIT Commodity Real Return
   Advisor Class                               1,322,937       --         1,322,937         --           113       1,322,824
Putnam VT Global Health Care Class IB             75,667       --            75,667         --             6          75,661
Putnam VT Growth & Income Class IB                56,126       --            56,126         --             6          56,120

See accompanying notes.

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2011

                                                     DIVIDENDS
                                                       FROM       MORTALITY AND         NET
                                                    INVESTMENT       EXPENSE         INVESTMENT
SUBACCOUNT                                            INCOME    GUARANTEE CHARGES  INCOME (LOSS)
--------------------------------------------------  ----------  -----------------  -------------
ABVPSF Global Thematic Growth Class B               $    5,262     $   (27,801)     $  (22,539)
ABVPSF Growth and Income Class B                        80,633        (119,414)        (38,781)
ABVPSF International Value Class B                     333,008        (135,968)        197,040
ABVPSF Large Cap Growth Class B                            622         (11,225)        (10,603)
ABVPSF Small/Mid Cap Value Class B                      22,821        (138,582)       (115,761)
American Century VP Inflation Protection Class II    1,026,680        (432,998)        593,682
American Funds Global Growth Class 2                   215,412        (282,621)        (67,209)
American Funds Global Small Capitalization Class 2     176,338        (220,703)        (44,365)
American Funds Growth Class 2                          503,389      (1,447,410)       (944,021)
American Funds Growth-Income Class 2                 1,133,644      (1,277,374)       (143,730)
American Funds International Class 2                   693,003        (671,078)         21,925
BlackRock Global Allocation V.I. Class III             836,051        (430,425)        405,626
Delaware VIP Diversified Income Service Class        1,734,709        (745,368)        989,341
Delaware VIP Emerging Markets Service Class            277,133        (290,256)        (13,123)
Delaware VIP High Yield Standard Class                  56,836          (9,600)         47,236
Delaware VIP High Yield Service Class                1,248,756        (251,807)        996,949
Delaware VIP Limited-Term Diversified Income
   Service Class                                       267,478        (262,066)          5,412
Delaware VIP REIT Standard Class                        12,098         (11,007)          1,091
Delaware VIP REIT Service Class                        144,887        (184,748)        (39,861)
Delaware VIP Small Cap Value Standard Class              4,262         (11,759)         (7,497)
Delaware VIP Small Cap Value Service Class              52,143        (314,385)       (262,242)
Delaware VIP Smid Cap Growth Standard Class              4,590          (6,547)         (1,957)
Delaware VIP Smid Cap Growth Service Class              55,557        (115,924)        (60,367)
Delaware VIP U.S. Growth Service Class                   1,247         (36,488)        (35,241)
Delaware VIP Value Standard Class                        3,665          (2,568)          1,097
Delaware VIP Value Service Class                       132,738        (133,385)           (647)
DWS VIP Alternative Asset Allocation Plus Class B       39,229         (46,502)         (7,273)
DWS VIP Equity 500 Index Class A                        38,648         (35,974)          2,674
DWS VIP Equity 500 Index Class B                        40,326         (44,381)         (4,055)
DWS VIP Small Cap Index Class A                          4,955          (8,787)         (3,832)
DWS VIP Small Cap Index Class B                         10,892         (30,822)        (19,930)
Fidelity VIP Contrafund Service Class 2                331,813        (683,853)       (352,040)
Fidelity VIP Equity-Income Initial Class                14,413          (8,180)          6,233
Fidelity VIP Equity-Income Service Class 2              39,907         (30,208)          9,699
Fidelity VIP Growth Initial Class                          750          (2,988)         (2,238)
Fidelity VIP Growth Service Class 2                      4,516         (54,835)        (50,319)
Fidelity VIP Mid Cap Service Class 2                     5,671        (395,195)       (389,524)
Fidelity VIP Overseas Initial Class                      1,307          (1,347)            (40)
Fidelity VIP Overseas Service Class 2                   44,172         (71,304)        (27,132)
FTVIPT Franklin Income Securities Class 2            1,469,757        (430,361)      1,039,396
FTVIPT Franklin Small-Mid Cap Growth Securities
   Class 2                                                 --         (147,318)       (147,318)
FTVIPT Mutual Shares Securities Class 2                449,536        (294,786)        154,750
FTVIPT Templeton Global Bond Securities Class 2        930,842        (275,537)        655,305
FTVIPT Templeton Growth Securities Class 2              62,247         (76,473)        (14,226)
Goldman Sachs VIT Large Cap Value Service Class         16,347         (12,516)          3,831
Invesco V.I. Capital Appreciation Series I                 250          (2,813)         (2,563)
Invesco V.I. Capital Appreciation Series II               --            (1,101)         (1,101)
Invesco V.I. Core Equity Series I                        3,894          (6,053)         (2,159)
Invesco V.I. Core Equity Series II                          80            (145)            (65)
Invesco V.I. International Growth Series I               1,858          (1,688)            170
Invesco V.I. International Growth Series II              2,508          (3,334)           (826)
Janus Aspen Series Balanced Service Class               14,841         (10,749)          4,092
Janus Aspen Series Enterprise Service Class                 --          (9,625)         (9,625)
Janus Aspen Series Worldwide Service Class                  60            (205)           (145)
LVIP American Global Growth Service Class II               775         (13,838)        (13,063)
LVIP American Global Small Capitalization Service
   Class II                                              7,217         (12,776)         (5,559)
LVIP American Growth Service Class II                    1,414         (39,245)        (37,831)

                                                                     DIVIDENDS                       NET CHANGE      NET INCREASE
                                                                        FROM          TOTAL        IN UNREALIZED     (DECREASE)
                                                     NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                     GAIN (LOSS)      GAIN ON      GAIN (LOSS)      DEPRECIATION      RESULTING
SUBACCOUNT                                          ON INVESTMENTS  INVESTMENTS   ON INVESTMENTS   ON INVESTMENTS  FROM OPERATIONS
--------------------------------------------------  --------------  ------------  --------------  ---------------  ---------------
ABVPSF Global Thematic Growth Class B                $    38,215     $       --    $    38,215      $  (465,736)    $  (450,060)
ABVPSF Growth and Income Class B                        (291,579)            --       (291,579)         610,892         280,532
ABVPSF International Value Class B                    (1,183,632)            --     (1,183,632)      (1,088,389)     (2,074,981)
ABVPSF Large Cap Growth Class B                           21,049             --         21,049          (41,308)        (30,862)
ABVPSF Small/Mid Cap Value Class B                       416,310             --        416,310       (1,197,641)       (897,092)
American Century VP Inflation Protection Class II        388,775        306,178        694,953        1,104,564       2,393,199
American Funds Global Growth Class 2                      92,648             --         92,648       (1,795,346)     (1,769,907)
American Funds Global Small Capitalization Class 2       243,213             --        243,213       (3,094,114)     (2,895,266)
American Funds Growth Class 2                            460,677             --        460,677       (4,220,709)     (4,704,053)
American Funds Growth-Income Class 2                    (735,341)            --       (735,341)      (1,802,703)     (2,681,774)
American Funds International Class 2                    (435,122)            --       (435,122)      (6,191,891)     (6,605,088)
BlackRock Global Allocation V.I. Class III               136,049        862,303        998,352       (3,291,046)     (1,887,068)
Delaware VIP Diversified Income Service Class            663,729      1,812,325      2,476,054       (1,590,714)      1,874,681
Delaware VIP Emerging Markets Service Class              245,548             --        245,548       (4,428,662)     (4,196,237)
Delaware VIP High Yield Standard Class                    10,163             --         10,163          (51,424)          5,975
Delaware VIP High Yield Service Class                    339,642             --        339,642       (1,221,144)        115,447
Delaware VIP Limited-Term Diversified Income
   Service Class                                          20,873        227,169        248,042         (139,564)        113,890
Delaware VIP REIT Standard Class                         (36,388)            --        (36,388)         104,011          68,714
Delaware VIP REIT Service Class                         (397,281)            --       (397,281)       1,312,451         875,309
Delaware VIP Small Cap Value Standard Class               26,065             --         26,065          (40,413)        (21,845)
Delaware VIP Small Cap Value Service Class               325,789             --        325,789         (908,534)       (844,987)
Delaware VIP Smid Cap Growth Standard Class               22,506         13,138         35,644           (1,049)         32,638
Delaware VIP Smid Cap Growth Service Class               373,605        200,488        574,093         (261,826)        251,900
Delaware VIP U.S. Growth Service Class                   147,052             --        147,052           53,842         165,653
Delaware VIP Value Standard Class                          3,210             --          3,210           10,663          14,970
Delaware VIP Value Service Class                        (179,032)            --       (179,032)         670,255         490,576
DWS VIP Alternative Asset Allocation Plus Class B         10,133          9,794         19,927         (144,842)       (132,188)
DWS VIP Equity 500 Index Class A                          33,873             --         33,873          (31,012)          5,535
DWS VIP Equity 500 Index Class B                          48,515             --         48,515          (33,990)         10,470
DWS VIP Small Cap Index Class A                           (2,390)            --         (2,390)         (27,332)        (33,554)
DWS VIP Small Cap Index Class B                          (43,784)            --        (43,784)         (56,842)       (120,556)
Fidelity VIP Contrafund Service Class 2                 (669,563)            --       (669,563)        (873,819)     (1,895,422)
Fidelity VIP Equity-Income Initial Class                  (5,382)            --         (5,382)          (2,463)         (1,612)
Fidelity VIP Equity-Income Service Class 2               (61,064)            --        (61,064)          39,970         (11,395)
Fidelity VIP Growth Initial Class                          5,058            729          5,787           (4,564)         (1,015)
Fidelity VIP Growth Service Class 2                      110,176         11,665        121,841         (120,528)        (49,006)
Fidelity VIP Mid Cap Service Class 2                     268,111         44,554        312,665       (3,284,633)     (3,361,492)
Fidelity VIP Overseas Initial Class                         (155)           181             26          (18,255)        (18,269)
Fidelity VIP Overseas Service Class 2                   (405,457)         7,578       (397,879)        (643,105)     (1,068,116)
FTVIPT Franklin Income Securities Class 2               (209,045)            --       (209,045)        (663,004)        167,347
FTVIPT Franklin Small-Mid Cap Growth Securities
   Class 2                                               279,144             --        279,144         (647,347)       (515,521)
FTVIPT Mutual Shares Securities Class 2                 (165,738)            --       (165,738)        (460,970)       (471,958)
FTVIPT Templeton Global Bond Securities Class 2          512,574        108,249        620,823       (1,706,272)       (430,144)
FTVIPT Templeton Growth Securities Class 2              (177,979)            --       (177,979)        (154,156)       (346,361)
Goldman Sachs VIT Large Cap Value Service Class           14,743             --         14,743         (130,968)       (112,394)
Invesco V.I. Capital Appreciation Series I                (3,738)            --         (3,738)          (9,876)        (16,177)
Invesco V.I. Capital Appreciation Series II                 (438)            --           (438)          (4,909)         (6,448)
Invesco V.I. Core Equity Series I                          4,685             --          4,685           (7,571)         (5,045)
Invesco V.I. Core Equity Series II                           142             --            142             (266)           (189)
Invesco V.I. International Growth Series I                 2,047             --          2,047          (11,923)         (9,706)
Invesco V.I. International Growth Series II                1,609             --          1,609          (19,216)        (18,433)
Janus Aspen Series Balanced Service Class                  9,226         35,709         44,935          (51,418)         (2,391)
Janus Aspen Series Enterprise Service Class               68,808             --         68,808          (75,294)        (16,111)
Janus Aspen Series Worldwide Service Class                   856             --            856           (2,591)         (1,880)
LVIP American Global Growth Service Class II              (7,590)             7         (7,583)        (114,084)       (134,730)
LVIP American Global Small Capitalization Service
   Class II                                              (14,336)             8        (14,328)        (210,873)       (230,760)
LVIP American Growth Service Class II                    (24,717)             3        (24,714)        (175,795)       (238,340)

See accompanying notes.

                                                  DIVIDENDS
                                                     FROM       MORTALITY AND         NET
                                                  INVESTMENT       EXPENSE        INVESTMENT
SUBACCOUNT                                          INCOME    GUARANTEE CHARGES  INCOME (LOSS)
------------------------------------------------  ----------  -----------------  -------------
LVIP American Growth-Income Service Class II      $    2,297      $ (34,626)       $ (32,329)
LVIP American International Service Class II           1,524        (25,411)         (23,887)
LVIP Baron Growth Opportunities Service Class             --       (134,780)        (134,780)
LVIP BlackRock Inflation Protected Bond Service
   Class                                             184,767       (104,388)          80,379
LVIP Capital Growth Service Class                         --        (24,508)         (24,508)
LVIP Cohen & Steers Global Real Estate Service
   Class                                                  --        (93,318)         (93,318)
LVIP Columbia Value Opportunities Service Class           --        (15,419)         (15,419)
LVIP Delaware Bond Standard Class                    395,745       (188,326)         207,419
LVIP Delaware Bond Service Class                   1,677,853       (837,400)         840,453
LVIP Delaware Diversified Floating Rate Service
   Class                                              80,207        (58,743)          21,464
LVIP Delaware Foundation Aggressive Allocation
   Standard Class                                      6,449         (4,788)           1,661
LVIP Delaware Foundation Aggressive Allocation
   Service Class                                      54,055        (50,275)           3,780
LVIP Delaware Growth and Income Service Class         13,542        (27,526)         (13,984)
LVIP Delaware Social Awareness Standard Class          5,879        (12,239)          (6,360)
LVIP Delaware Social Awareness Service Class          10,287        (36,790)         (26,503)
LVIP Delaware Special Opportunities Service
   Class                                                  --        (43,336)         (43,336)
LVIP Dimensional Non-U.S. Equity Service Class           399         (2,348)          (1,949)
LVIP Dimensional U.S. Equity Service Class                --         (1,854)          (1,854)
LVIP Dimensional/Vanguard Total Bond Service
   Class                                               7,414        (36,334)         (28,920)
LVIP Global Income Service Class                     552,985       (206,555)         346,430
LVIP Janus Capital Appreciation Standard Class           263         (1,667)          (1,404)
LVIP Janus Capital Appreciation Service Class             --        (28,410)         (28,410)
LVIP JPMorgan High Yield Service Class               134,018        (29,508)         104,510
LVIP MFS International Growth Service Class           86,819        (51,752)          35,067
LVIP MFS Value Service Class                         119,612       (141,447)         (21,835)
LVIP Mid-Cap Value Service Class                          --        (53,642)         (53,642)
LVIP Mondrian International Value Standard Class      55,818        (28,258)          27,560
LVIP Mondrian International Value Service Class      204,758       (122,521)          82,237
LVIP Money Market Standard Class                       1,072        (52,285)         (51,213)
LVIP Money Market Service Class                        4,818       (269,263)        (264,445)
LVIP Protected Profile 2010 Service Class              2,904         (7,989)          (5,085)
LVIP Protected Profile 2020 Service Class              3,629        (14,926)         (11,297)
LVIP Protected Profile 2030 Service Class              2,649         (6,380)          (3,731)
LVIP Protected Profile 2040 Service Class                 52           (463)            (411)
LVIP Protected Profile Conservative Service
   Class                                             282,914       (251,838)          31,076
LVIP Protected Profile Growth Service Class          366,568       (349,754)          16,814
LVIP Protected Profile Moderate Service Class        755,421       (840,151)         (84,730)
LVIP SSgA Bond Index Service Class                   951,396       (576,738)         374,658
LVIP SSgA Conservative Index Allocation Service
   Class                                               2,771        (18,709)         (15,938)
LVIP SSgA Conservative Structured Allocation
   Service Class                                       4,791        (35,981)         (31,190)
LVIP SSgA Developed International 150 Service
   Class                                             101,403        (79,283)          22,120
LVIP SSgA Emerging Markets 100 Service Class         153,656       (107,545)          46,111
LVIP SSgA Global Tactical Allocation Service
   Class                                             180,859       (233,506)         (52,647)
LVIP SSgA International Index Service Class           80,087       (124,051)         (43,964)
LVIP SSgA Large Cap 100 Service Class                145,447       (194,991)         (49,544)
LVIP SSgA Moderate Index Allocation Service
   Class                                               1,988        (36,891)         (34,903)
LVIP SSgA Moderate Structured Allocation Service
   Class                                              27,293       (206,681)        (179,388)
LVIP SSgA Moderately Aggressive Index Allocation
   Service Class                                         482        (26,845)         (26,363)
LVIP SSgA Moderately Aggressive Structured
   Allocation Service Class                           11,297       (105,708)         (94,411)
LVIP SSgA S&P 500 Index Standard Class                 3,707         (9,569)          (5,862)
LVIP SSgA S&P 500 Index Service Class                125,212       (316,975)        (191,763)
LVIP SSgA Small-Cap Index Service Class                5,796        (99,153)         (93,357)
LVIP SSgA Small-Mid Cap 200 Service Class             46,216        (56,250)         (10,034)
LVIP T. Rowe Price Growth Stock Service Class             --        (56,681)         (56,681)
LVIP T. Rowe Price Structured Mid-Cap Growth
   Standard Class                                         --         (1,481)          (1,481)
LVIP T. Rowe Price Structured Mid-Cap Growth
   Service Class                                          --        (49,648)         (49,648)
LVIP Templeton Growth Service Class                   90,518        (78,301)          12,217

                                                                    DIVIDENDS                     NET CHANGE      NET INCREASE
                                                                      FROM           TOTAL       IN UNREALIZED     (DECREASE)
                                                   NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                    GAIN (LOSS)      GAIN ON      GAIN (LOSS)    DEPRECIATION       RESULTING
SUBACCOUNT                                        ON INVESTMENTS   INVESTMENTS  ON INVESTMENTS  ON INVESTMENTS   FROM OPERATIONS
------------------------------------------------  --------------  ------------  --------------  ---------------  ---------------
LVIP American Growth-Income Service Class II        $   1,026      $        3    $     1,029      $   (56,350)    $   (87,650)
LVIP American International Service Class II          (35,536)              5        (35,531)        (296,496)       (355,914)
LVIP Baron Growth Opportunities Service Class         280,201              --        280,201           19,163         164,584
LVIP BlackRock Inflation Protected Bond Service
   Class                                               83,256          72,376        155,632          309,958         545,969
LVIP Capital Growth Service Class                      43,889              --         43,889         (258,478)       (239,097)
LVIP Cohen & Steers Global Real Estate Service
   Class                                               78,787              --         78,787         (597,251)       (611,782)
LVIP Columbia Value Opportunities Service Class         9,622              --          9,622          (31,904)        (37,701)
LVIP Delaware Bond Standard Class                     202,748         284,937        487,685           (6,838)        688,266
LVIP Delaware Bond Service Class                      582,623       1,337,849      1,920,472           28,593       2,789,518
LVIP Delaware Diversified Floating Rate Service
   Class                                               (9,614)          3,509         (6,105)        (130,065)       (114,706)
LVIP Delaware Foundation Aggressive Allocation
   Standard Class                                      (9,002)             --         (9,002)          (4,278)        (11,619)
LVIP Delaware Foundation Aggressive Allocation
   Service Class                                      (43,533)             --        (43,533)         (56,442)        (96,195)
LVIP Delaware Growth and Income Service Class          (4,881)             --         (4,881)         (10,557)        (29,422)
LVIP Delaware Social Awareness Standard Class          10,221              --         10,221          (11,417)         (7,556)
LVIP Delaware Social Awareness Service Class           42,903              --         42,903          (43,543)        (27,143)
LVIP Delaware Special Opportunities Service
   Class                                              (51,564)        157,957        106,393         (386,224)       (323,167)
LVIP Dimensional Non-U.S. Equity Service Class        (12,679)             --        (12,679)         (19,012)        (33,640)
LVIP Dimensional U.S. Equity Service Class              1,333              --          1,333           16,839          16,318
LVIP Dimensional/Vanguard Total Bond Service
   Class                                                4,559              --          4,559           53,743          29,382
LVIP Global Income Service Class                       32,359          18,378         50,737         (731,898)       (334,731)
LVIP Janus Capital Appreciation Standard Class          4,861              --          4,861          (10,101)         (6,644)
LVIP Janus Capital Appreciation Service Class          36,452              --         36,452         (123,195)       (115,153)
LVIP JPMorgan High Yield Service Class                 (6,340)             --         (6,340)        (117,119)        (18,949)
LVIP MFS International Growth Service Class           (63,060)             --        (63,060)        (351,279)       (379,272)
LVIP MFS Value Service Class                          173,519              --        173,519         (339,502)       (187,818)
LVIP Mid-Cap Value Service Class                       60,722              --         60,722         (389,501)       (382,421)
LVIP Mondrian International Value Standard Class      (35,291)             --        (35,291)         (95,264)       (102,995)
LVIP Mondrian International Value Service Class      (123,350)             --       (123,350)        (357,354)       (398,467)
LVIP Money Market Standard Class                           --               4              4             --           (51,209)
LVIP Money Market Service Class                            --              20             20             --          (264,425)
LVIP Protected Profile 2010 Service Class              39,330              --         39,330          (35,325)         (1,080)
LVIP Protected Profile 2020 Service Class              11,073              --         11,073          (33,900)        (34,124)
LVIP Protected Profile 2030 Service Class               1,554              --          1,554           (7,753)         (9,930)
LVIP Protected Profile 2040 Service Class              10,008              --         10,008           (7,103)          2,494
LVIP Protected Profile Conservative Service
   Class                                              163,864              --        163,864           34,090         229,030
LVIP Protected Profile Growth Service Class           120,823              --        120,823         (530,141)       (392,504)
LVIP Protected Profile Moderate Service Class         566,164              --        566,164       (1,128,913)       (647,479)
LVIP SSgA Bond Index Service Class                    477,236           4,264        481,500          810,162       1,666,320
LVIP SSgA Conservative Index Allocation Service
   Class                                              (83,471)             44        (83,427)          12,826         (86,539)
LVIP SSgA Conservative Structured Allocation
   Service Class                                       (3,956)            948         (3,008)          37,029           2,831
LVIP SSgA Developed International 150 Service
   Class                                              124,806              --        124,806         (778,980)       (632,054)
LVIP SSgA Emerging Markets 100 Service Class          442,802         492,126        934,928       (2,101,845)     (1,120,806)
LVIP SSgA Global Tactical Allocation Service
   Class                                             (222,715)             --       (222,715)        (164,146)       (439,508)
LVIP SSgA International Index Service Class           121,516              --        121,516       (1,071,160)       (993,608)
LVIP SSgA Large Cap 100 Service Class                 761,840              --        761,840         (691,148)         21,148
LVIP SSgA Moderate Index Allocation Service
   Class                                              (29,933)             40        (29,893)           5,086         (59,710)
LVIP SSgA Moderate Structured Allocation Service
   Class                                               (2,465)         11,225          8,760         (332,400)       (503,028)
LVIP SSgA Moderately Aggressive Index Allocation
   Service Class                                      (23,252)             26        (23,226)         (96,316)       (145,905)
LVIP SSgA Moderately Aggressive Structured
   Allocation Service Class                           (40,879)          5,098        (35,781)        (222,372)       (352,564)
LVIP SSgA S&P 500 Index Standard Class                 12,005              --         12,005           (7,543)         (1,400)
LVIP SSgA S&P 500 Index Service Class                 543,374              --        543,374         (308,059)         43,552
LVIP SSgA Small-Cap Index Service Class               247,789              --        247,789         (493,409)       (338,977)
LVIP SSgA Small-Mid Cap 200 Service Class             165,566              --        165,566         (283,986)       (128,454)
LVIP T. Rowe Price Growth Stock Service Class          80,505              --         80,505         (185,378)       (161,554)
LVIP T. Rowe Price Structured Mid-Cap Growth
   Standard Class                                      14,427              --         14,427          (14,843)         (1,897)
LVIP T. Rowe Price Structured Mid-Cap Growth
   Service Class                                      134,425              --        134,425         (249,355)       (164,578)
LVIP Templeton Growth Service Class                   (58,065)             --        (58,065)        (220,763)       (266,611)

See accompanying notes.

                                                   DIVIDENDS
                                                     FROM       MORTALITY AND         NET
                                                  INVESTMENT       EXPENSE        INVESTMENT
SUBACCOUNT                                          INCOME    GUARANTEE CHARGES  INCOME (LOSS)
------------------------------------------------  ----------  -----------------  -------------
LVIP Turner Mid-Cap Growth Service Class           $     --       $ (31,097)       $(31,097)
LVIP Vanguard Domestic Equity ETF Service Class       1,749          (1,147)            602
LVIP Vanguard International Equity ETF Service
   Class                                                 --          (2,313)         (2,313)
LVIP Wells Fargo Intrinsic Value Service Class       10,857         (23,011)        (12,154)
Lord Abbett Fundamental Equity Class VC                 183            (622)           (439)
MFS VIT Core Equity Service Class                       294          (1,113)           (819)
MFS VIT Growth Initial Class                            272          (1,989)         (1,717)
MFS VIT Growth Service Class                             83          (6,936)         (6,853)
MFS VIT Total Return Initial Class                   20,181         (10,920)          9,261
MFS VIT Total Return Service Class                  366,127        (250,779)        115,348
MFS VIT Utilities Initial Class                      18,381          (8,040)         10,341
MFS VIT Utilities Service Class                     358,760        (193,094)        165,666
NB AMT Mid-Cap Growth I Class                            --         (66,935)        (66,935)
NB AMT Regency I Class                               26,918         (72,009)        (45,091)
Oppenheimer Global Securities Service Class             841          (1,323)           (482)
PIMCO VIT Commodity Real Return Advisor Class       178,844         (19,315)        159,529
Putnam VT Global Health Care Class IB                   714          (1,335)           (621)
Putnam VT Growth & Income Class IB                      706          (1,041)           (335)

                                                                    DIVIDENDS                     NET CHANGE      NET INCREASE
                                                                      FROM           TOTAL       IN UNREALIZED     (DECREASE)
                                                   NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                    GAIN (LOSS)      GAIN ON      GAIN (LOSS)    DEPRECIATION       RESULTING
SUBACCOUNT                                        ON INVESTMENTS   INVESTMENTS  ON INVESTMENTS  ON INVESTMENTS   FROM OPERATIONS
------------------------------------------------  --------------  ------------  --------------  ---------------  ---------------
LVIP Turner Mid-Cap Growth Service Class             $ 54,328        $   --        $ 54,328        $(229,039)      $(205,808)
LVIP Vanguard Domestic Equity ETF Service Class           866            --             866           18,068          19,536
LVIP Vanguard International Equity ETF Service
   Class                                               (3,120)           --          (3,120)         (37,349)        (42,782)
LVIP Wells Fargo Intrinsic Value Service Class         (5,235)           --          (5,235)         (41,625)        (59,014)
Lord Abbett Fundamental Equity Class VC                   403         2,969           3,372           (9,540)         (6,607)
MFS VIT Core Equity Service Class                      12,640            --          12,640          (10,751)          1,070
MFS VIT Growth Initial Class                           24,543            --          24,543          (24,120)         (1,294)
MFS VIT Growth Service Class                           15,983            --          15,983          (26,043)        (16,913)
MFS VIT Total Return Initial Class                        454            --             454           (7,809)          1,906
MFS VIT Total Return Service Class                     (1,934)           --          (1,934)        (154,646)        (41,232)
MFS VIT Utilities Initial Class                        24,329            --          24,329           (3,045)         31,625
MFS VIT Utilities Service Class                        93,305            --          93,305          202,177         461,148
NB AMT Mid-Cap Growth I Class                         240,235            --         240,235         (198,469)        (25,169)
NB AMT Regency I Class                                 81,971            --          81,971         (370,022)       (333,142)
Oppenheimer Global Securities Service Class               592            --             592          (23,614)        (23,504)
PIMCO VIT Commodity Real Return Advisor Class          (5,636)           --          (5,636)        (300,051)       (146,158)
Putnam VT Global Health Care Class IB                     215         2,294           2,509           (4,265)         (2,377)
Putnam VT Growth & Income Class IB                     (3,286)           --          (3,286)            (213)         (3,834)

See accompanying notes.

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2010 AND 2011

                                                   ABVPSF
                                                   GLOBAL       ABVPSF       ABVPSF        ABVPSF
                                                  THEMATIC      GROWTH    INTERNATIONAL  LARGE CAP
                                                   GROWTH     AND INCOME      VALUE        GROWTH
                                                  CLASS B      CLASS B       CLASS B      CLASS B
                                                 SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                                 ----------  -----------  -------------  ----------
NET ASSETS AT JANUARY 1, 2010                    $1,734,910  $ 6,786,606   $ 8,023,441   $ 870,301
Changes From Operations:
   - Net investment income (loss)                     6,709     (110,419)       84,989      (9,592)
   - Net realized gain (loss) on investments        (11,401)    (458,766)     (737,950)      6,059
   - Net change in unrealized appreciation or
     depreciation on investments                    225,894    1,298,774       884,858      60,645
                                                 ----------  -----------   -----------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  221,202      729,589       231,897      57,112
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             133,624      320,254       594,591          91
   - Contract withdrawals and transfers to
     annuity reserves                              (337,621)    (769,551)     (535,035)   (186,009)
   - Contract transfers                             (53,938)     206,381       (51,169)     17,137
                                                 ----------  -----------   -----------   ---------
                                                   (257,935)    (242,916)        8,387    (168,781)
   Annuity Reserves:
   - Transfer from accumulation units                    --       10,249            --          --
   - Annuity Payments                                    --         (410)           --          --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               --           29            --          --
                                                 ----------  -----------   -----------   ---------
                                                         --        9,868            --          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (257,935)    (233,048)        8,387    (168,781)
                                                 ----------  -----------   -----------   ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (36,733)     496,541       240,284    (111,669)
                                                 ----------  -----------   -----------   ---------
NET ASSETS AT DECEMBER 31, 2010                   1,698,177    7,283,147     8,263,725     758,632
Changes From Operations:
   - Net investment income (loss)                   (22,539)     (38,781)      197,040     (10,603)
   - Net realized gain (loss) on investments         38,215     (291,579)   (1,183,632)     21,049
   - Net change in unrealized appreciation or
     depreciation on investments                   (465,736)     610,892    (1,088,389)    (41,308)
                                                 ----------  -----------   -----------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (450,060)     280,532    (2,074,981)    (30,862)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             202,740      231,465       608,461         577
   - Contract withdrawals and transfers to
     annuity reserves                              (140,585)    (814,906)     (688,924)    (71,263)
   - Contract transfers                             160,478     (500,852)      814,733     (16,658)
                                                 ----------  -----------   -----------   ---------
                                                    222,633   (1,084,293)      734,270     (87,344)
   Annuity Reserves:
   - Annuity Payments
   - Receipt (reimbursement) of mortality                --       (1,097)           --          --
     guarantee adjustments                               --         (198)           --          --
                                                 ----------  -----------   -----------   ---------
                                                         --       (1,295)           --          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           222,633   (1,085,588)      734,270     (87,344)
                                                 ----------  -----------   -----------   ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (227,427)    (805,056)   (1,340,711)   (118,206)
                                                 ----------  -----------   -----------   ---------
NET ASSETS AT DECEMBER 31, 2011                  $1,470,750  $ 6,478,091   $ 6,923,014   $ 640,426
                                                 ==========  ===========   ===========   =========

                                                                  AMERICAN                     AMERICAN
                                                    ABVPSF       CENTURY VP    AMERICAN          FUNDS        AMERICAN
                                                 SMALL/MID CAP    INFLATION      FUNDS       GLOBAL SMALL       FUNDS
                                                     VALUE       PROTECTION  GLOBAL GROWTH  CAPITALIZATION     GROWTH
                                                    CLASS B       CLASS II      CLASS 2         CLASS 2        CLASS 2
                                                  SUBACCOUNT     SUBACCOUNT   SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                 -------------  -----------  -------------  --------------  ------------
NET ASSETS AT JANUARY 1, 2010                     $ 6,441,402   $22,593,535   $15,847,735    $14,036,268    $ 84,571,379
Changes From Operations:
   - Net investment income (loss)                     (97,686)       (1,067)      (30,910)         1,430        (783,888)
   - Net realized gain (loss) on investments           89,211       301,623      (105,957)      (243,991)     (2,213,335)
   - Net change in unrealized appreciation or
     depreciation on investments                    1,598,448       308,918     1,721,099      2,885,395      16,257,656
                                                  -----------   -----------   -----------    -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  1,589,973       609,474     1,584,232      2,642,834      13,260,433
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              329,833     3,542,400       857,305      1,129,785       4,926,673
   - Contract withdrawals and transfers to
     annuity reserves                                (448,338)   (2,053,570)     (904,331)    (1,009,270)     (6,908,989)
   - Contract transfers                             1,090,197      (339,671)      158,537       (303,837)     (2,606,372)
                                                  -----------   -----------   -----------    -----------    ------------
                                                      971,692     1,149,159       111,511       (183,322)     (4,588,688)
   Annuity Reserves:
   - Transfer from accumulation units                      --            --            --             --          10,249
   - Annuity Payments                                      --        (3,703)           --             --          (1,849)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 --           292            --             --             102
                                                  -----------   -----------   -----------    -----------    ------------
                                                           --        (3,411)           --             --           8,502
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             971,692     1,145,748       111,511       (183,322)     (4,580,186)
                                                  -----------   -----------   -----------    -----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             2,561,665     1,755,222     1,695,743      2,459,512       8,680,247
                                                  -----------   -----------   -----------    -----------    ------------
NET ASSETS AT DECEMBER 31, 2010                     9,003,067    24,348,757    17,543,478     16,495,780      93,251,626
Changes From Operations:
   - Net investment income (loss)                    (115,761)      593,682       (67,209)       (44,365)       (944,021)
   - Net realized gain (loss) on investments          416,310       694,953        92,648        243,213         460,677
   - Net change in unrealized appreciation or
     depreciation on investments                   (1,197,641)    1,104,564    (1,795,346)    (3,094,114)     (4,220,709)
                                                  -----------   -----------   -----------    -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (897,092)    2,393,199    (1,769,907)    (2,895,266)     (4,704,053)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               827,399       335,965       142,323        442,243         913,772
   - Contract withdrawals and transfers to
     annuity reserves                                (732,819)   (1,818,084)   (1,380,160)    (1,317,806)     (9,651,770)
   - Contract transfers                            (1,072,424)     (316,213)      150,506     (1,476,900)     (7,630,300)
                                                  -----------   -----------   -----------    -----------    ------------
                                                     (977,844)   (1,798,332)   (1,087,331)    (2,352,463)    (16,368,298)
   Annuity Reserves:
   - Annuity Payments
   - Receipt (reimbursement) of mortality                  --        (3,790)           --             --          (2,685)
     guarantee adjustments                                 --           330            --             --             (87)
                                                  -----------   -----------   -----------    -----------    ------------
                                                           --        (3,460)           --             --          (2,772)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (977,844)   (1,801,792)   (1,087,331)    (2,352,463)    (16,371,070)
                                                  -----------   -----------   -----------    -----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (1,874,936)      591,407    (2,857,238)    (5,247,729)    (21,075,123)
                                                  -----------   -----------   -----------    -----------    ------------
NET ASSETS AT DECEMBER 31, 2011                   $ 7,128,131   $24,940,164   $14,686,240    $11,248,051    $ 72,176,503
                                                  ===========   ===========   ===========    ===========    ============

                                                   AMERICAN                                      DELAWARE
                                                     FUNDS       AMERICAN        BLACKROCK          VIP
                                                    GROWTH-        FUNDS           GLOBAL       DIVERSIFIED
                                                    INCOME     INTERNATIONAL  ALLOCATION V.I.     INCOME
                                                    CLASS 2       CLASS 2        CLASS III     SERVICE CLASS
                                                  SUBACCOUNT    SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
                                                 ------------  -------------  ---------------  -------------
NET ASSETS AT JANUARY 1, 2010                    $ 76,909,875   $43,087,776     $ 1,928,875     $30,370,661
Changes From Operations:
   - Net investment income (loss)                     (84,258)      166,420          27,699         916,960
   - Net realized gain (loss) on investments       (2,152,064)     (598,607)        119,480       1,052,812
   - Net change in unrealized appreciation or
     depreciation on investments                    9,395,908     2,751,183         682,755         191,465
                                                 ------------   -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  7,159,586     2,318,996         829,934       2,161,237
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             3,555,058     3,085,709       7,167,060       7,732,978
   - Contract withdrawals and transfers to
     annuity reserves                              (6,671,069)   (3,349,701)       (403,094)     (4,077,226)
   - Contract transfers                             2,608,218    (1,077,499)      4,283,334       8,219,962
                                                 ------------   -----------     -----------     -----------
                                                     (507,793)   (1,341,491)     11,047,300      11,875,714
   Annuity Reserves:
   - Transfer from accumulation units                      --            --              --              --
   - Annuity Payments                                  (1,610)       (1,597)             --          (3,308)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 89           132              --             260
                                                 ------------   -----------     -----------     -----------
                                                       (1,521)       (1,465)             --          (3,048)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (509,314)   (1,342,956)     11,047,300      11,872,666
                                                 ------------   -----------     -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             6,650,272       976,040      11,877,234      14,033,903
                                                 ------------   -----------     -----------     -----------
NET ASSETS AT DECEMBER 31, 2010                    83,560,147    44,063,816      13,806,109      44,404,564
Changes From Operations:
   - Net investment income (loss)                    (143,730)       21,925         405,626         989,341
   - Net realized gain (loss) on investments         (735,341)     (435,122)        998,352       2,476,054
   - Net change in unrealized appreciation or
     depreciation on investments                   (1,802,703)   (6,191,891)     (3,291,046)     (1,590,714)
                                                 ------------   -----------     -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (2,681,774)   (6,605,088)     (1,887,068)      1,874,681
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             1,023,752       509,189      14,499,484       9,223,508
   - Contract withdrawals and transfers to
     annuity reserves                              (7,150,026)   (4,326,491)     (1,005,324)     (3,449,882)
   - Contract transfers                            (5,740,823)      668,405       9,955,609      (2,812,955)
                                                 ------------   -----------     -----------     -----------
                                                  (11,867,097)   (3,148,897)     23,449,769       2,960,671
   Annuity Reserves:
   - Annuity Payments
   - Receipt (reimbursement) of mortality              (1,710)       (1,612)             --          (3,324)
     guarantee adjustments                                107           113              --             283
                                                 ------------   -----------     -----------     -----------
                                                       (1,603)       (1,499)             --          (3,041)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                         (11,868,700)   (3,150,396)     23,449,769       2,957,630
                                                 ------------   -----------     -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (14,550,474)   (9,755,484)     21,562,701       4,832,311
                                                 ------------   -----------     -----------     -----------
NET ASSETS AT DECEMBER 31, 2011                  $ 69,009,673   $34,308,332     $35,368,810     $49,236,875
                                                 ============   ===========     ===========     ===========

See accompanying notes.

                                                    DELAWARE                                    DELAWARE VIP
                                                      VIP          DELAWARE        DELAWARE     LIMITED-TERM
                                                    EMERGING          VIP            VIP        DIVERSIFIED
                                                    MARKETS       HIGH YIELD      HIGH YIELD       INCOME
                                                 SERVICE CLASS  STANDARD CLASS  SERVICE CLASS  SERVICE CLASS
                                                   SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                 -------------  --------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                     $14,713,375      $659,241      $14,029,082    $ 5,958,645
Changes From Operations:
   - Net investment income (loss)                    (160,078)       42,640          859,281         42,930
   - Net realized gain (loss) on investments          131,757        15,412          235,024        178,267
   - Net change in unrealized appreciation or
     depreciation on investments                    2,446,725        27,817          707,240        (26,579)
                                                  -----------      --------      -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  2,418,404        85,869        1,801,545        194,618
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             2,153,503            73        1,683,756      5,692,793
   - Contract withdrawals and transfers to
     annuity reserves                                (971,983)      (78,305)      (1,608,313)      (850,407)
   - Contract transfers                              (714,824)      (15,018)         487,954      2,160,837
                                                  -----------      --------      -----------    -----------
                                                      466,696       (93,250)         563,397      7,003,223
   Annuity Reserves:
   - Transfer from accumulation units                      --            --               --             --
   - Annuity Payments                                  (1,031)         (380)              --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 87            33               --             --
                                                  -----------      --------      -----------    -----------
                                                         (944)         (347)              --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             465,752       (93,597)         563,397      7,003,223
                                                  -----------      --------      -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             2,884,156        (7,728)       2,364,942      7,197,841
                                                  -----------      --------      -----------    -----------
NET ASSETS AT DECEMBER 31, 2010                    17,597,531       651,513       16,394,024     13,156,486
Changes From Operations:
   - Net investment income (loss)                     (13,123)       47,236          996,949          5,412
   - Net realized gain (loss) on investments          245,548        10,163          339,642        248,042
   - Net change in unrealized appreciation or
     depreciation on investments                   (4,428,662)      (51,424)      (1,221,144)      (139,564)
                                                  -----------      --------      -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (4,196,237)        5,975          115,447        113,890
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             2,831,884            73          229,505      5,204,218
   - Contract withdrawals and transfers to
     annuity reserves                              (1,398,502)      (69,250)      (1,973,148)    (1,120,201)
   - Contract transfers                             1,853,607        66,809         (219,786)     3,919,854
                                                  -----------      --------      -----------    -----------
                                                    3,286,989        (2,368)      (1,963,429)     8,003,871
   Annuity Reserves:
   - Annuity Payments                                  (1,056)         (409)              --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 75            31               --             --
                                                  -----------      --------      -----------    -----------
                                                         (981)         (378)              --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           3,286,008        (2,746)      (1,963,429)     8,003,871
                                                  -----------      --------      -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (910,229)        3,229       (1,847,982)     8,117,761
                                                  -----------      --------      -----------    -----------
NET ASSETS AT DECEMBER 31, 2011                   $16,687,302      $654,742      $14,546,042    $21,274,247
                                                  ===========      ========      ===========    ===========

                                                                                 DELAWARE VIP   DELAWARE VIP    DELAWARE VIP
                                                    DELAWARE       DELAWARE       SMALL CAP       SMALL CAP       SMID CAP
                                                    VIP REIT       VIP REIT         VALUE           VALUE          GROWTH
                                                 STANDARD CLASS  SERVICE CLASS  STANDARD CLASS  SERVICE CLASS  STANDARD CLASS
                                                   SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                 --------------  -------------  --------------  -------------  --------------
NET ASSETS AT JANUARY 1, 2010                      $ 798,797      $ 8,788,159      $ 934,628     $14,527,468     $      --
Changes From Operations:
   - Net investment income (loss)                     10,965           98,881         (6,868)       (189,661)       (1,524)
   - Net realized gain (loss) on investments         (99,064)      (1,883,863)        37,714         (96,449)        1,518
   - Net change in unrealized appreciation or
     depreciation on investments                     266,862        3,839,312        201,732       4,403,182        58,782
                                                   ---------      -----------      ---------     -----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   178,763        2,054,330        232,578       4,117,072        58,776
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   84          829,710          2,234       1,474,002            --
   - Contract withdrawals and transfers to
     annuity reserves                               (116,857)      (1,179,870)      (209,620)     (1,214,527)      (20,570)
   - Contract transfers                              (70,367)        (161,756)       (61,853)       (801,895)      442,965
                                                   ---------      -----------      ---------     -----------     ---------
                                                    (187,140)        (511,916)      (269,239)       (542,420)      422,395
   Annuity Reserves:
   - Transfer from accumulation units                     --           10,249             --              --            --
   - Annuity Payments                                     --              (59)        (1,355)             --         4,335
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --               --             32              --            28
                                                   ---------      -----------      ---------     -----------     ---------
                                                          --           10,190         (1,323)             --         4,363
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (187,140)        (501,726)      (270,562)       (542,420)      426,758
                                                   ---------      -----------      ---------     -----------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (8,377)       1,552,604        (37,984)      3,574,652       485,534
                                                   ---------      -----------      ---------     -----------     ---------
NET ASSETS AT DECEMBER 31, 2010                      790,420       10,340,763        896,644      18,102,120       485,534
Changes From Operations:
   - Net investment income (loss)                      1,091          (39,861)        (7,497)       (262,242)       (1,957)
   - Net realized gain (loss) on investments         (36,388)        (397,281)        26,065         325,789        35,644
   - Net change in unrealized appreciation or
     depreciation on investments                     104,011        1,312,451        (40,413)       (908,534)       (1,049)
                                                   ---------      -----------      ---------     -----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    68,714          875,309        (21,845)       (844,987)       32,638
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   84          863,646          1,207       1,858,775         1,744
   - Contract withdrawals and transfers to
     annuity reserves                                (74,923)      (1,216,437)       (58,930)     (1,749,191)      (42,188)
   - Contract transfers                              (30,353)         448,361        (37,203)        924,780       (69,008)
                                                   ---------      -----------      ---------     -----------     ---------
                                                    (105,192)          95,570        (94,926)      1,034,364      (109,452)
   Annuity Reserves:
   - Annuity Payments                                     --             (750)          (413)             --          (368)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --             (234)            30              --            30
                                                   ---------      -----------      ---------     -----------     ---------
                                                          --             (984)          (383)             --          (338)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (105,192)          94,586        (95,309)      1,034,364      (109,790)
                                                   ---------      -----------      ---------     -----------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (36,478)         969,895       (117,154)        189,377       (77,152)
                                                   ---------      -----------      ---------     -----------     ---------
NET ASSETS AT DECEMBER 31, 2011                    $ 753,942      $11,310,658      $ 779,490     $18,291,497     $ 408,382
                                                   =========      ===========      =========     ===========     =========

                                                  DELAWARE VIP
                                                    SMID CAP       DELAWARE       DELAWARE      DELAWARE VIP
                                                     GROWTH        VIP TREND      VIP TREND     U.S. GROWTH
                                                 SERVICE CLASS  STANDARD CLASS  SERVICE CLASS  SERVICE CLASS
                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                 -------------  --------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                     $       --      $ 492,868      $ 3,989,233    $1,955,508
Changes From Operations:
   - Net investment income (loss)                    (22,019)        (4,701)         (54,870)      (29,780)
   - Net realized gain (loss) on investments          31,075         76,097          493,714        23,982
   - Net change in unrealized appreciation or
     depreciation on investments                     687,849          5,781          330,506       247,047
                                                  ----------      ---------      -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   696,905         77,177          769,350       241,249
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               25,888            600          149,226       324,708
   - Contract withdrawals and transfers to
     annuity reserves                               (114,303)      (144,333)        (388,390)     (277,007)
   - Contract transfers                            5,815,944       (421,688)      (4,519,419)      200,922
                                                  ----------      ---------      -----------    ----------
                                                   5,727,529       (565,421)      (4,758,583)      248,623
   Annuity Reserves:
   - Transfer from accumulation units                     --             --               --            --
   - Annuity Payments                                     --         (4,624)              --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --             --               --            --
                                                  ----------      ---------      -----------    ----------
                                                          --         (4,624)              --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          5,727,529       (570,045)      (4,758,583)      248,623
                                                  ----------      ---------      -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            6,424,434       (492,868)      (3,989,233)      489,872
                                                  ----------      ---------      -----------    ----------
NET ASSETS AT DECEMBER 31, 2010                    6,424,434             --               --     2,445,380
Changes From Operations:
   - Net investment income (loss)                    (60,367)            --               --       (35,241)
   - Net realized gain (loss) on investments         574,093             --               --       147,052
   - Net change in unrealized appreciation or
     depreciation on investments                    (261,826)            --               --        53,842
                                                  ----------      ---------      -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   251,900             --               --       165,653
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              606,805             --               --     1,049,007
   - Contract withdrawals and transfers to
     annuity reserves                               (956,196)            --               --      (264,417)
   - Contract transfers                             (407,767)            --               --       185,802
                                                  ----------      ---------      -----------    ----------
                                                    (757,158)            --               --       970,392
   Annuity Reserves:
   - Annuity Payments                                     --             --               --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --             --               --            --
                                                  ----------      ---------      -----------    ----------
                                                          --             --               --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (757,158)            --               --       970,392
                                                  ----------      ---------      -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (505,258)            --               --     1,136,045
                                                  ----------      ---------      -----------    ----------
NET ASSETS AT DECEMBER 31, 2011                   $5,919,176      $      --      $        --    $3,581,425
                                                  ==========      =========      ===========    ==========


See accompanying notes.

                                                                                     DWS VIP       DWS VIP
                                                    DELAWARE       DELAWARE        ALTERNATIVE    EQUITY 500
                                                   VIP VALUE       VIP VALUE    ASSET ALLOCATION    INDEX
                                                 STANDARD CLASS  SERVICE CLASS    PLUS CLASS B     CLASS A
                                                   SUBACCOUNT     SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
                                                 --------------  -------------  ----------------  ----------
NET ASSETS AT JANUARY 1, 2010                     $ 263,719       $ 6,955,676     $    49,770     $2,899,686
Changes From Operations:
   - Net investment income (loss)                     3,100            38,098          (9,811)        10,990
   - Net realized gain (loss) on investments         (9,456)         (311,966)          9,897         12,151
   - Net change in unrealized appreciation or
     depreciation on investments                     29,693         1,165,316         133,338        254,098
                                                  ---------       -----------     -----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   23,337           891,448         133,424        277,239
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  --           248,907         422,456         31,742
   - Contract withdrawals and transfers to
     annuity reserves                               (50,655)         (659,044)        (28,596)      (479,316)
   - Contract transfers                             (51,818)          165,384       3,262,445       (301,925)
                                                  ---------       -----------     -----------     ----------
                                                   (102,473)         (244,753)      3,656,305       (749,499)
   Annuity Reserves:
   - Transfer from accumulation units                    --                --              --             --
   - Annuity Payments                                    --                --              --        (85,768)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               --                --              --             16
                                                  ---------       -----------     -----------     ----------
                                                         --                --              --        (85,752)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (102,473)         (244,753)      3,656,305       (835,251)
                                                  ---------       -----------     -----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (79,136)          646,695       3,789,729       (558,012)
                                                  ---------       -----------     -----------     ----------
NET ASSETS AT DECEMBER 31, 2010                     184,583         7,602,371       3,839,499      2,341,674
Changes From Operations:
   - Net investment income (loss)                     1,097              (647)         (7,273)         2,674
   - Net realized gain (loss) on investments          3,210          (179,032)         19,927         33,873
   - Net change in unrealized appreciation or
     depreciation on investments                     10,663           670,255        (144,842)       (31,012)
                                                  ---------       -----------     -----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   14,970           490,576        (132,188)         5,535
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  --           883,990         709,102         11,439
   - Contract withdrawals and transfers to
     annuity reserves                               (17,296)       (1,087,004)       (121,705)      (128,561)
   - Contract transfers                              22,794           471,458      (2,293,124)        13,404
                                                  ---------       -----------     -----------     ----------
                                                      5,498           268,444      (1,705,727)      (103,718)
   Annuity Reserves:
   - Annuity Payments                                    --                --              --        (83,882)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               --                --              --              8
                                                  ---------       -----------     -----------     ----------
                                                         --                --              --        (83,874)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             5,498           268,444      (1,705,727)      (187,592)
                                                  ---------       -----------     -----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              20,468           759,020      (1,837,915)      (182,057)
                                                  ---------       -----------     -----------     ----------
NET ASSETS AT DECEMBER 31, 2011                   $ 205,051       $ 8,361,391     $ 2,001,584     $2,159,617
                                                  =========       ===========     ===========     ==========

                                                  DWS VIP     DWS VIP     DWS VIP    FIDELITY VIP   FIDELITY VIP
                                                 EQUITY 500  SMALL CAP   SMALL CAP    CONTRAFUND   EQUITY-INCOME
                                                   INDEX       INDEX       INDEX       SERVICE        INITIAL
                                                  CLASS B     CLASS A     CLASS B      CLASS 2         CLASS
                                                 SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                                                 ----------  ----------  ----------  ------------  -------------
NET ASSETS AT JANUARY 1, 2010                    $3,362,104  $ 663,838   $1,868,669  $34,236,601     $ 661,398
Changes From Operations:
   - Net investment income (loss)                     3,192     (3,690)     (20,167)    (220,036)        1,444
   - Net realized gain (loss) on investments        (70,247)   (56,283)    (133,711)  (1,422,555)      (46,676)
   - Net change in unrealized appreciation or
     depreciation on investments                    417,466    175,845      564,874    6,859,728       119,383
                                                 ----------  ---------   ----------  -----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  350,411    115,872      410,996    5,217,137        74,151
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              20,675        100       43,164    3,609,748            57
   - Contract withdrawals and transfers to
     annuity reserves                              (437,638)  (192,681)    (234,132)  (2,516,532)     (106,634)
   - Contract transfers                            (208,095)     5,177     (141,708)    (306,953)      (39,027)
                                                 ----------  ---------   ----------  -----------     ---------
                                                   (625,058)  (187,404)    (332,676)     786,263      (145,604)
   Annuity Reserves:
   - Transfer from accumulation units                    --         --           --       10,249            --
   - Annuity Payments                                  (675)        --           --          (59)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               55         --           --           --            --
                                                 ----------  ---------   ----------  -----------     ---------
                                                       (620)        --           --       10,190            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (625,678)  (187,404)    (332,676)     796,453      (145,604)
                                                 ----------  ---------   ----------  -----------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (275,267)   (71,532)      78,320    6,013,590       (71,453)
                                                 ----------  ---------   ----------  -----------     ---------
NET ASSETS AT DECEMBER 31, 2010                   3,086,837    592,306    1,946,989   40,250,191       589,945
Changes From Operations:
   - Net investment income (loss)                    (4,055)    (3,832)     (19,930)    (352,040)        6,233
   - Net realized gain (loss) on investments         48,515     (2,390)     (43,784)    (669,563)       (5,382)
   - Net change in unrealized appreciation or
     depreciation on investments                    (33,990)   (27,332)     (56,842)    (873,819)       (2,463)
                                                 ----------  ---------   ----------  -----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   10,470    (33,554)    (120,556)  (1,895,422)       (1,612)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               8,127        221       12,504    4,646,325            --
   - Contract withdrawals and transfers to
     annuity reserves                              (452,677)   (52,953)    (244,654)  (4,073,583)      (35,157)
   - Contract transfers                            (192,825)    47,908     (125,954)     735,263         1,925
                                                 ----------  ---------   ----------  -----------     ---------
                                                   (637,375)    (4,824)    (358,104)   1,308,005       (33,232)
   Annuity Reserves:
   - Annuity Payments                                  (729)        --           --         (696)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               57         --           --         (211)           --
                                                 ----------  ---------   ----------  -----------     ---------
                                                       (672)        --           --         (907)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (638,047)    (4,824)    (358,104)   1,307,098       (33,232)
                                                 ----------  ---------   ----------  -----------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (627,577)   (38,378)    (478,660)    (588,324)      (34,844)
                                                 ----------  ---------   ----------  -----------     ---------
NET ASSETS AT DECEMBER 31, 2011                  $2,459,260  $ 553,928   $1,468,329  $39,661,867     $ 555,101
                                                 ==========  =========   ==========  ===========     =========

                                                  FIDELITY VIP  FIDELITY VIP  FIDELITY VIP  FIDELITY VIP
                                                 EQUITY-INCOME     GROWTH        GROWTH       MID CAP
                                                    SERVICE       INITIAL       SERVICE       SERVICE
                                                    CLASS 2        CLASS        CLASS 2       CLASS 2
                                                   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                 -------------  ------------  ------------  ------------
NET ASSETS AT JANUARY 1, 2010                     $2,192,506      $223,539     $2,462,291   $17,620,587
Changes From Operations:
   - Net investment income (loss)                       (600)       (2,331)       (42,592)     (296,091)
   - Net realized gain (loss) on investments        (126,262)       (1,749)       (42,348)     (104,935)
   - Net change in unrealized appreciation or
     depreciation on investments                     378,489        47,345        615,808     4,994,722
                                                  ----------      --------     ----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   251,627        43,265        530,868     4,593,696
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               17,173            --        295,912     2,783,532
   - Contract withdrawals and transfers to
     annuity reserves                               (205,006)      (49,106)      (369,714)   (1,372,828)
   - Contract transfers                             (212,954)         (372)       170,585    (1,339,436)
                                                  ----------      --------     ----------   -----------
                                                    (400,787)      (49,478)        96,783        71,268
   Annuity Reserves:
   - Transfer from accumulation units                     --            --             --            --
   - Annuity Payments                                     --            --             --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --            --             --            --
                                                  ----------      --------     ----------   -----------
                                                          --            --             --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (400,787)      (49,478)        96,783        71,268
                                                  ----------      --------     ----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (149,160)       (6,213)       627,651     4,664,964
                                                  ----------      --------     ----------   -----------
NET ASSETS AT DECEMBER 31, 2010                    2,043,346       217,326      3,089,942    22,285,551
Changes From Operations:
   - Net investment income (loss)                      9,699        (2,238)       (50,319)     (389,524)
   - Net realized gain (loss) on investments         (61,064)        5,787        121,841       312,665
   - Net change in unrealized appreciation or
     depreciation on investments                      39,970        (4,564)      (120,528)   (3,284,633)
                                                  ----------      --------     ----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (11,395)       (1,015)       (49,006)   (3,361,492)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               62,935            --        528,388     3,919,826
   - Contract withdrawals and transfers to
     annuity reserves                               (294,220)      (23,237)      (287,448)   (1,828,462)
   - Contract transfers                             (123,509)         (209)        35,650     2,347,859
                                                  ----------      --------     ----------   -----------
                                                    (354,794)      (23,446)       276,590     4,439,223
   Annuity Reserves:
   - Annuity Payments                                     --            --             --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --            --             --            --
                                                  ----------      --------     ----------   -----------
                                                          --            --             --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (354,794)      (23,446)       276,590     4,439,223
                                                  ----------      --------     ----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (366,189)      (24,461)       227,584     1,077,731
                                                  ----------      --------     ----------   -----------
NET ASSETS AT DECEMBER 31, 2011                   $1,677,157      $192,865     $3,317,526   $23,363,282
                                                  ==========      ========     ==========   ===========

See accompanying notes.

                                                                                              FTVIPT
                                                                                FTVIPT       FRANKLIN
                                                 FIDELITY VIP  FIDELITY VIP    FRANKLIN   SMALL-MID CAP
                                                   OVERSEAS      OVERSEAS       INCOME        GROWTH
                                                   INITIAL        SERVICE     SECURITIES    SECURITIES
                                                    CLASS         CLASS 2       CLASS 2      CLASS 2
                                                  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                 ------------  ------------  -----------  -------------
NET ASSETS AT JANUARY 1, 2010                      $ 99,119    $ 4,350,399   $22,357,290   $ 7,975,242
Changes From Operations:
   - Net investment income (loss)                       (11)       (17,787)    1,143,010      (137,501)
   - Net realized gain (loss) on investments         (1,061)      (218,741)     (575,418)      (77,993)
   - Net change in unrealized appreciation or
     depreciation on investments                     10,600        654,614     1,794,502     2,135,567
                                                   --------    -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    9,528        418,086     2,362,094     1,920,073
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               2,022        210,884     2,223,771       324,348
   - Contract withdrawals and transfers to
     annuity reserves                                (9,665)      (429,918)   (1,315,402)     (608,894)
   - Contract transfers                                 125       (392,917)      187,510      (309,548)
                                                   --------    -----------   -----------   -----------
                                                     (7,518)      (611,951)    1,095,879      (594,094)
   Annuity Reserves:
   - Transfer from accumulation units                    --             --            --            --
   - Annuity Payments                                    --             --            --          (853)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               --             --            --            --
                                                   --------    -----------   -----------   -----------
                                                         --             --            --          (853)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (7,518)      (611,951)    1,095,879      (594,947)
                                                   --------    -----------   -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               2,010       (193,865)    3,457,973     1,325,126
                                                   --------    -----------   -----------   -----------
NET ASSETS AT DECEMBER 31, 2010                     101,129      4,156,534    25,815,263     9,300,368
Changes From Operations:
   - Net investment income (loss)                       (40)       (27,132)    1,039,396      (147,318)
   - Net realized gain (loss) on investments             26       (397,879)     (209,045)      279,144
   - Net change in unrealized appreciation or
     depreciation on investments                    (18,255)      (643,105)     (663,004)     (647,347)
                                                   --------    -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (18,269)    (1,068,116)      167,347      (515,521)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  --        322,459     2,346,058       409,486
   - Contract withdrawals and transfers to
     annuity reserves                                (4,893)      (600,616)   (1,645,796)     (905,026)
   - Contract transfers                                 588        405,973    (1,839,800)     (541,089)
                                                   --------    -----------   -----------   -----------
                                                     (4,305)       127,816    (1,139,538)   (1,036,629)
   Annuity Reserves:
   - Annuity Payments                                    --             --            --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               --             --            --            --
                                                   --------    -----------   -----------   -----------
                                                         --             --            --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (4,305)       127,816    (1,139,538)   (1,036,629)
                                                   --------    -----------   -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (22,574)      (940,300)     (972,191)   (1,552,150)
                                                   --------    -----------   -----------   -----------
NET ASSETS AT DECEMBER 31, 2011                    $ 78,555    $ 3,216,234   $24,843,072   $ 7,748,218
                                                   ========    ===========   ===========   ===========

                                                                                          GOLDMAN
                                                    FTVIPT       FTVIPT       FTVIPT     SACHS VIT
                                                    MUTUAL     TEMPLETON     TEMPLETON   LARGE CAP  INVESCO V.I.
                                                    SHARES    GLOBAL BOND     GROWTH       VALUE      CAPITAL
                                                  SECURITIES   SECURITIES   SECURITIES    SERVICE   APPRECIATION
                                                    CLASS 2     CLASS 2       CLASS 2      CLASS      SERIES I
                                                  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                                 -----------  -----------  -----------  ----------  ------------
NET ASSETS AT JANUARY 1, 2010                    $14,663,495  $16,699,762  $ 5,522,806  $  119,035   $ 179,686
Changes From Operations:
   - Net investment income (loss)                      2,192      (43,994)     (14,430)      1,126      (1,319)
   - Net realized gain (loss) on investments        (403,305)     475,641     (289,721)      2,305     (17,136)
   - Net change in unrealized appreciation or
     depreciation on investments                   1,896,734    1,528,601      570,801      63,342      40,856
                                                 -----------  -----------  -----------  ----------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 1,495,621    1,960,248      266,650      66,773      22,401
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            2,650,684      246,322       20,664     372,798      41,525
   - Contract withdrawals and transfers to
     annuity reserves                               (843,931)  (1,298,787)    (420,327)    (14,967)    (48,921)
   - Contract transfers                               82,132     (527,440)    (286,964)    313,692     (17,055)
                                                 -----------  -----------  -----------  ----------   ---------
                                                   1,888,885   (1,579,905)    (686,627)    671,523     (24,451)
   Annuity Reserves:
   - Transfer from accumulation units                     --           --           --          --          --
   - Annuity Payments                                     --           --         (797)         --          --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --           --           --          --          --
                                                 -----------  -----------  -----------  ----------   ---------
                                                          --           --         (797)         --          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          1,888,885   (1,579,905)    (687,424)    671,523     (24,451)
                                                 -----------  -----------  -----------  ----------   ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS            3,384,506      380,343     (420,774)    738,296      (2,050)
                                                 -----------  -----------  -----------  ----------   ---------
NET ASSETS AT DECEMBER 31, 2010                   18,048,001   17,080,105    5,102,032     857,331     177,636
Changes From Operations:
   - Net investment income (loss)                    154,750      655,305      (14,226)      3,831      (2,563)
   - Net realized gain (loss) on investments        (165,738)     620,823     (177,979)     14,743      (3,738)
   - Net change in unrealized appreciation or
     depreciation on investments                    (460,970)  (1,706,272)    (154,156)   (130,968)     (9,876)
                                                 -----------  -----------  -----------  ----------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (471,958)    (430,144)    (346,361)   (112,394)    (16,177)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            2,315,977       64,190        3,231     425,570         240
   - Contract withdrawals and transfers to
     annuity reserves                             (1,142,149)  (1,483,039)    (685,883)    (27,740)    (23,791)
   - Contract transfers                              413,069     (376,745)    (183,116)    325,775        (622)
                                                 -----------  -----------  -----------  ----------   ---------
                                                   1,586,897   (1,795,594)    (865,768)    723,605     (24,173)
   Annuity Reserves:
   - Annuity Payments                                     --           --           --          --          --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --           --           --          --          --
                                                 -----------  -----------  -----------  ----------   ---------
                                                          --           --           --          --          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          1,586,897   (1,795,594)    (865,768)    723,605     (24,173)
                                                 -----------  -----------  -----------  ----------   ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS            1,114,939   (2,225,738)  (1,212,129)    611,211     (40,350)
                                                 -----------  -----------  -----------  ----------   ---------
NET ASSETS AT DECEMBER 31, 2011                  $19,162,940  $14,854,367  $ 3,889,903  $1,468,542   $ 137,286
                                                 ===========  ===========  ===========  ==========   =========

                                                 INVESCO V.I.                               INVESCO V.I.
                                                    CAPITAL    INVESCO V.I.  INVESCO V.I.  INTERNATIONAL
                                                 APPRECIATION  CORE EQUITY    CORE EQUITY      GROWTH
                                                   SERIES II     SERIES I      SERIES II      SERIES I
                                                  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                 ------------  ------------  ------------  -------------
NET ASSETS AT JANUARY 1, 2010                      $ 86,254     $ 533,456      $16,483       $114,506
Changes From Operations:
   - Net investment income (loss)                      (825)       (2,327)        (149)         1,041
   - Net realized gain (loss) on investments         (5,703)        1,371         (686)         2,091
   - Net change in unrealized appreciation or
     depreciation on investments                     16,650        33,621          817          9,269
                                                   --------     ---------      -------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   10,122        32,665          (18)        12,401
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  30            --        1,498             --
   - Contract withdrawals and transfers to
     annuity reserves                               (26,922)     (145,172)          (6)        (4,407)
   - Contract transfers                                  --          (474)      (8,727)           223
                                                   --------     ---------      -------       --------
                                                    (26,892)     (145,646)      (7,235)        (4,184)
   Annuity Reserves:
   - Transfer from accumulation units                    --            --           --             --
   - Annuity Payments                                    --          (487)          --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               --             4           --             --
                                                   --------     ---------      -------       --------
                                                         --          (483)          --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (26,892)     (146,129)      (7,235)        (4,184)
                                                   --------     ---------      -------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (16,770)     (113,464)      (7,253)         8,217
                                                   --------     ---------      -------       --------
NET ASSETS AT DECEMBER 31, 2010                      69,484       419,992        9,230        122,723
Changes From Operations:
   - Net investment income (loss)                    (1,101)       (2,159)         (65)           170
   - Net realized gain (loss) on investments           (438)        4,685          142          2,047
   - Net change in unrealized appreciation or
     depreciation on investments                     (4,909)       (7,571)        (266)       (11,923)
                                                   --------     ---------      -------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (6,448)       (5,045)        (189)        (9,706)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                 131         3,100        1,248             --
   - Contract withdrawals and transfers to
     annuity reserves                                (2,419)      (25,457)      (2,010)        (3,462)
   - Contract transfers                                  --       (10,046)          --             88
                                                   --------     ---------      -------       --------
                                                     (2,288)      (32,403)        (762)        (3,374)
   Annuity Reserves:
   - Annuity Payments                                    --          (533)          --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               --            18           --             --
                                                   --------     ---------      -------       --------
                                                         --          (515)          --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (2,288)      (32,918)        (762)        (3,374)
                                                   --------     ---------      -------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (8,736)      (37,963)        (951)       (13,080)
                                                   --------     ---------      -------       --------
NET ASSETS AT DECEMBER 31, 2011                    $ 60,748     $ 382,029      $ 8,279       $109,643
                                                   ========     =========      =======       ========

See accompanying notes.

                                                  INVESCO V.I.      JANUS          JANUS          JANUS
                                                 INTERNATIONAL  ASPEN SERIES   ASPEN SERIES    ASPEN SERIES
                                                    GROWTH        BALANCED      ENTERPRISE      WORLDWIDE
                                                   SERIES II    SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                  SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                 -------------  -------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                      $205,627       $ 742,768      $ 765,293       $17,207
Changes From Operations:
   - Net investment income (loss)                       541           6,238        (10,696)         (195)
   - Net realized gain (loss) on investments          3,164          15,224         55,466           400
   - Net change in unrealized appreciation or
     depreciation on investments                     17,620          18,546         97,522         2,571
                                                   --------       ---------      ---------       -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   21,325          40,008        142,292         2,776
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  13           2,017             66            --
   - Contract withdrawals and transfers to
     annuity reserves                                (8,317)        (71,420)      (104,728)       (5,072)
   - Contract transfers                               1,215         (59,751)      (139,393)        5,393
                                                   --------       ---------      ---------       -------
                                                     (7,089)       (129,154)      (244,055)          321
   Annuity Reserves:
   - Transfer from accumulation units                    --              --             --            --
   - Annuity Payments                                    --              --             --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               --              --             --            --
                                                   --------       ---------      ---------       -------
                                                         --              --             --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (7,089)       (129,154)      (244,055)          321
                                                   --------       ---------      ---------       -------
TOTAL INCREASE (DECREASE) IN NET ASSETS              14,236         (89,146)      (101,763)        3,097
                                                   --------       ---------      ---------       -------
NET ASSETS AT DECEMBER 31, 2010                     219,863         653,622        663,530        20,304
Changes From Operations:
   - Net investment income (loss)                      (826)          4,092         (9,625)         (145)
   - Net realized gain (loss) on investments          1,609          44,935         68,808           856
   - Net change in unrealized appreciation or
     depreciation on investments                    (19,216)        (51,418)       (75,294)       (2,591)
                                                   --------       ---------      ---------       -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (18,433)         (2,391)       (16,111)       (1,880)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                 258             361            755            11
   - Contract withdrawals and transfers to
     annuity reserves                                (1,511)        (49,417)       (62,946)       (8,109)
   - Contract transfers                                (699)         20,087        (43,097)          921
                                                   --------       ---------      ---------       -------
                                                     (1,952)        (28,969)      (105,288)       (7,177)
   Annuity Reserves:
   - Annuity Payments                                    --              --             --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               --              --             --            --
                                                   --------       ---------      ---------       -------
                                                         --              --             --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (1,952)        (28,969)      (105,288)       (7,177)
                                                   --------       ---------      ---------       -------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (20,385)        (31,360)      (121,399)       (9,057)
                                                   --------       ---------      ---------       -------
NET ASSETS AT DECEMBER 31, 2011                    $199,478       $ 622,262      $ 542,131       $11,247
                                                   ========       =========      =========       =======

                                                                         LVIP                                LVIP
                                                       LVIP            AMERICAN            LVIP            AMERICAN
                                                     AMERICAN        GLOBAL SMALL        AMERICAN          GROWTH-
                                                  GLOBAL GROWTH     CAPITALIZATION        GROWTH            INCOME
                                                 SERVICE CLASS II  SERVICE CLASS II  SERVICE CLASS II  SERVICE CLASS II
                                                    SUBACCOUNT        SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                                 ----------------  ----------------  ----------------  ----------------
NET ASSETS AT JANUARY 1, 2010                       $       --        $       --        $       --        $       --
Changes From Operations:
   - Net investment income (loss)                          (91)              (57)             (368)             (184)
   - Net realized gain (loss) on investments                 2                 1                 7                 2
   - Net change in unrealized appreciation or
     depreciation on investments                         2,884             2,200            10,015             3,318
                                                    ----------        ----------        ----------        ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       2,795             2,144             9,654             3,136
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                126,424            72,377           387,285           368,300
   - Contract withdrawals and transfers to
     annuity reserves                                       --               (15)             (108)               (1)
   - Contract transfers                                     46             1,045             1,167                --
                                                    ----------        ----------        ----------        ----------
                                                       126,470            73,407           388,344           368,299
   Annuity Reserves:
   - Transfer from accumulation units                       --                --                --                --
   - Annuity Payments                                       --                --                --                --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  --                --                --                --
                                                    ----------        ----------        ----------        ----------
                                                            --                --                --                --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              126,470            73,407           388,344           368,299
                                                    ----------        ----------        ----------        ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                129,265            75,551           397,998           371,435
                                                    ----------        ----------        ----------        ----------
NET ASSETS AT DECEMBER 31, 2010                        129,265            75,551           397,998           371,435
Changes From Operations:
   - Net investment income (loss)                      (13,063)           (5,559)          (37,831)          (32,329)
   - Net realized gain (loss) on investments            (7,583)          (14,328)          (24,714)            1,029
   - Net change in unrealized appreciation or
     depreciation on investments                      (114,084)         (210,873)         (175,795)          (56,350)
                                                    ----------        ----------        ----------        ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (134,730)         (230,760)         (238,340)          (87,650)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                882,588         1,300,358         3,071,107         2,829,116
   - Contract withdrawals and transfers to
     annuity reserves                                  (19,908)         (230,396)          (79,217)          (78,556)
   - Contract transfers                                551,998           489,288           722,789           736,844
                                                    ----------        ----------        ----------        ----------
                                                     1,414,678         1,559,250         3,714,679         3,487,404
   Annuity Reserves:
   - Annuity Payments                                       --                --                --                --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  --                --                --                --
                                                    ----------        ----------        ----------        ----------
                                                            --                --                --                --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            1,414,678         1,559,250         3,714,679         3,487,404
                                                    ----------        ----------        ----------        ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              1,279,948         1,328,490         3,476,339         3,399,754
                                                    ----------        ----------        ----------        ----------
NET ASSETS AT DECEMBER 31, 2011                     $1,409,213        $1,404,041        $3,874,337        $3,771,189
                                                    ==========        ==========        ==========        ==========

                                                                                       LVIP                           LVIP
                                                       LVIP          LVIP BARON     BLACKROCK                        COHEN &
                                                     AMERICAN          GROWTH       INFLATION          LVIP       STEERS GLOBAL
                                                  INTERNATIONAL    OPPORTUNITIES  PROTECTED BOND  CAPITAL GROWTH   REAL ESTATE
                                                 SERVICE CLASS II  SERVICE CLASS  SERVICE CLASS   SERVICE CLASS   SERVICE CLASS
                                                    SUBACCOUNT       SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                 ----------------  -------------  --------------  --------------  -------------
NET ASSETS AT JANUARY 1, 2010                       $       --      $5,229,059     $        --      $  886,634     $4,093,020
Changes From Operations:
   - Net investment income (loss)                          (55)        (97,874)          6,002         (16,207)       (73,173)
   - Net realized gain (loss) on investments                --         (46,244)            (27)          4,430         10,566
   - Net change in unrealized appreciation or
     depreciation on investments                         1,374       1,497,547         (25,197)        253,970        728,379
                                                    ----------      ----------     -----------      ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       1,319       1,353,429         (19,222)        242,193        665,772
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                130,713         796,580         269,916         393,682        660,135
   - Contract withdrawals and transfers to
     annuity reserves                                       --        (318,391)         (1,342)        (62,495)      (289,621)
   - Contract transfers                                     46         261,102         906,727         299,050        208,413
                                                    ----------      ----------     -----------      ----------     ----------
                                                       130,759         739,291       1,175,301         630,237        578,927
   Annuity Reserves:
   - Transfer from accumulation units                       --              --              --              --             --
   - Annuity Payments                                       --              --              --              --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  --              --              --              --             --
                                                    ----------      ----------     -----------      ----------     ----------
                                                            --              --              --              --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              130,759         739,291       1,175,301         630,237        578,927
                                                    ----------      ----------     -----------      ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                132,078       2,092,720       1,156,079         872,430      1,244,699
                                                    ----------      ----------     -----------      ----------     ----------
NET ASSETS AT DECEMBER 31, 2010                        132,078       7,321,779       1,156,079       1,759,064      5,337,719
Changes From Operations:
   - Net investment income (loss)                      (23,887)       (134,780)         80,379         (24,508)       (93,318)
   - Net realized gain (loss) on investments           (35,531)        280,201         155,632          43,889         78,787
   - Net change in unrealized appreciation or
     depreciation on investments                      (296,496)         19,163         309,958        (258,478)      (597,251)
                                                    ----------      ----------     -----------      ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (355,914)        164,584         545,969        (239,097)      (611,782)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              2,111,070       1,085,374       6,322,465         470,629      1,035,452
   - Contract withdrawals and transfers to
     annuity reserves                                  (61,557)       (555,890)       (176,232)        (56,473)      (261,615)
   - Contract transfers                                947,589         (64,936)      4,204,074         322,199        195,092
                                                    ----------      ----------     -----------      ----------     ----------
                                                     2,997,102         464,548      10,350,307         736,355        968,929
   Annuity Reserves:
   - Annuity Payments                                       --              --              --              --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  --              --              --              --             --
                                                    ----------      ----------     -----------      ----------     ----------
                                                            --              --              --              --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            2,997,102         464,548      10,350,307         736,355        968,929
                                                    ----------      ----------     -----------      ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              2,641,188         629,132      10,896,276         497,258        357,147
                                                    ----------      ----------     -----------      ----------     ----------
NET ASSETS AT DECEMBER 31, 2011                     $2,773,266      $7,950,911     $12,052,355      $2,256,322     $5,694,866
                                                    ==========      ==========     ===========      ==========     ==========

See accompanying notes.

                                                                                                LVIP
                                                     LVIP           LVIP                      DELAWARE
                                                   COLUMBIA       DELAWARE        LVIP       DIVERSIFIED
                                                     VALUE          BOND        DELAWARE      FLOATING
                                                 OPPORTUNITIES    STANDARD        BOND          RATE
                                                 SERVICE CLASS     CLASS     SERVICE CLASS  SERVICE CLASS
                                                  SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                 -------------  -----------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                     $  431,485    $14,140,359   $43,880,347    $       --
Changes From Operations:
   - Net investment income (loss)                    (10,246)       222,810       662,159         1,414
   - Net realized gain (loss) on investments         (14,712)       579,730     2,525,800            (2)
   - Net change in unrealized appreciation or
     depreciation on investments                     158,702        147,427       (97,685)       (1,482)
                                                  ----------    -----------   -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   133,744        949,967     3,090,274           (70)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              133,519         98,889     8,551,569        84,677
   - Contract withdrawals and transfers to
     annuity reserves                                (28,480)    (2,403,062)   (4,665,808)       (1,129)
   - Contract transfers                              120,359       (256,835)   (3,988,764)      714,784
                                                  ----------    -----------   -----------    ----------
                                                     225,398     (2,561,008)     (103,003)      798,332
   Annuity Reserves:
   - Transfer from accumulation units                     --             --            --            --
   - Annuity Payments                                     --           (821)       (1,630)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --             69           128            --
                                                  ----------    -----------   -----------    ----------
                                                          --           (752)       (1,502)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            225,398     (2,561,760)     (104,505)      798,332
                                                  ----------    -----------   -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              359,142     (1,611,793)    2,985,769       798,262
                                                  ----------    -----------   -----------    ----------
NET ASSETS AT DECEMBER 31, 2010                      790,627     12,528,566    46,866,116       798,262
Changes From Operations:
   - Net investment income (loss)                    (15,419)       207,419       840,453        21,464
   - Net realized gain (loss) on investments           9,622        487,685     1,920,472        (6,105)
   - Net change in unrealized appreciation or
     depreciation on investments                     (31,904)        (6,838)       28,593      (130,065)
                                                  ----------    -----------   -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (37,701)       688,266     2,789,518      (114,706)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              155,623        135,591     8,851,069     2,822,584
   - Contract withdrawals and transfers to
     annuity reserves                                (47,218)    (1,684,052)   (4,593,376)     (531,772)
   - Contract transfers                              158,477       (416,504)    3,748,608     2,307,242
                                                  ----------    -----------   -----------    ----------
                                                     266,882     (1,964,965)    8,006,301     4,598,054
   Annuity Reserves:
   - Annuity Payments                                     --           (825)       (1,637)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --             69           140            --
                                                  ----------    -----------   -----------    ----------
                                                          --           (756)       (1,497)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            266,882     (1,965,721)    8,004,804     4,598,054
                                                  ----------    -----------   -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              229,181     (1,277,455)   10,794,322     4,483,348
                                                  ----------    -----------   -----------    ----------
NET ASSETS AT DECEMBER 31, 2011                   $1,019,808    $11,251,111   $57,660,438    $5,281,610
                                                  ==========    ===========   ===========    ==========

                                                      LVIP           LVIP
                                                    DELAWARE       DELAWARE          LVIP           LVIP            LVIP
                                                   FOUNDATION     FOUNDATION       DELAWARE       DELAWARE        DELAWARE
                                                   AGGRESSIVE     AGGRESSIVE      GROWTH AND       SOCIAL          SOCIAL
                                                   ALLOCATION     ALLOCATION        INCOME        AWARENESS      AWARENESS
                                                 STANDARD CLASS  SERVICE CLASS  SERVICE CLASS  STANDARD CLASS  SERVICE CLASS
                                                   SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                 --------------  -------------  -------------  --------------  -------------
NET ASSETS AT JANUARY 1, 2010                      $ 438,586      $3,425,915     $1,178,088      $ 887,698      $2,474,240
Changes From Operations:
   - Net investment income (loss)                      3,950          27,286        (11,567)        (7,435)        (28,647)
   - Net realized gain (loss) on investments         (22,650)        (32,047)       (53,094)         7,800         (28,343)
   - Net change in unrealized appreciation or
     depreciation on investments                      55,545         334,006        181,378         75,258         255,194
                                                   ---------      ----------     ----------      ---------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    36,845         329,245        116,717         75,623         198,204
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                    4             706        104,433         24,556           2,311
   - Contract withdrawals and transfers to
     annuity reserves                                (73,088)       (140,482)       (79,415)      (121,943)       (367,022)
   - Contract transfers                              (34,112)        (90,433)       189,548        (49,167)        (59,248)
                                                   ---------      ----------     ----------      ---------      ----------
                                                    (107,196)       (230,209)       214,566       (146,554)       (423,959)
   Annuity Reserves:
   - Transfer from accumulation units                     --              --             --             --              --
   - Annuity Payments                                     --              --             --           (837)             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --              --             --              8              --
                                                   ---------      ----------     ----------      ---------      ----------
                                                          --              --             --           (829)             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (107,196)       (230,209)       214,566       (147,383)       (423,959)
                                                   ---------      ----------     ----------      ---------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (70,351)         99,036        331,283        (71,760)       (225,755)
                                                   ---------      ----------     ----------      ---------      ----------
NET ASSETS AT DECEMBER 31, 2010                      368,235       3,524,951      1,509,371        815,938       2,248,485
Changes From Operations:
   - Net investment income (loss)                      1,661           3,780        (13,984)        (6,360)        (26,503)
   - Net realized gain (loss) on investments          (9,002)        (43,533)        (4,881)        10,221          42,903
   - Net change in unrealized appreciation or
     depreciation on investments                      (4,278)        (56,442)       (10,557)       (11,417)        (43,543)
                                                   ---------      ----------     ----------      ---------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (11,619)        (96,195)       (29,422)        (7,556)        (27,143)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   25           2,947         61,353            597         543,613
   - Contract withdrawals and transfers to
     annuity reserves                                (47,694)       (435,075)      (118,326)       (35,545)       (376,141)
   - Contract transfers                              (28,447)       (286,789)       387,377        (51,785)        (52,039)
                                                   ---------      ----------     ----------      ---------      ----------
                                                     (76,116)       (718,917)       330,404        (86,733)        115,433
   Annuity Reserves:
   - Annuity Payments                                     --              --             --           (932)             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --              --             --             32              --
                                                   ---------      ----------     ----------      ---------      ----------
                                                          --              --             --           (900)             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (76,116)       (718,917)       330,404        (87,633)        115,433
                                                   ---------      ----------     ----------      ---------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (87,735)       (815,112)       300,982        (95,189)         88,290
                                                   ---------      ----------     ----------      ---------      ----------
NET ASSETS AT DECEMBER 31, 2011                    $ 280,500      $2,709,839     $1,810,353      $ 720,749      $2,336,775
                                                   =========      ==========     ==========      =========      ==========

                                                     LVIP            LVIP                          LVIP
                                                   DELAWARE      DIMENSIONAL       LVIP        DIMENSIONAL/
                                                    SPECIAL        NON-U.S.     DIMENSIONAL      VANGUARD
                                                 OPPORTUNITIES      EQUITY      U.S. EQUITY     TOTAL BOND
                                                 SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                  SUBACCOUNT      SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
                                                 -------------  -------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                     $1,208,196      $     --       $     --      $       --
Changes From Operations:
   - Net investment income (loss)                    (13,025)           --             --              --
   - Net realized gain (loss) on investments          73,718            --             --              --
   - Net change in unrealized appreciation or
     depreciation on investments                     116,778            --             --              --
                                                  ----------      --------       --------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   177,471            --             --              --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              237,522            --             --              --
   - Contract withdrawals and transfers to
     annuity reserves                                (78,585)           --             --              --
   - Contract transfers                             (234,470)           --             --              --
                                                  ----------      --------       --------      ----------
                                                     (75,533)           --             --              --
   Annuity Reserves:
   - Transfer from accumulation units                     --            --             --              --
   - Annuity Payments                                     --            --             --              --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --            --             --              --
                                                  ----------      --------       --------      ----------
                                                          --            --             --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (75,533)           --             --              --
                                                  ----------      --------       --------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              101,938            --             --              --
                                                  ----------      --------       --------      ----------
NET ASSETS AT DECEMBER 31, 2010                    1,310,134            --             --              --
Changes From Operations:
   - Net investment income (loss)                    (43,336)       (1,949)        (1,854)        (28,920)
   - Net realized gain (loss) on investments         106,393       (12,679)         1,333           4,559
   - Net change in unrealized appreciation or
     depreciation on investments                    (386,224)      (19,012)        16,839          53,743
                                                  ----------      --------       --------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (323,167)      (33,640)        16,318          29,382
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              526,352       488,241        472,380       1,154,304
   - Contract withdrawals and transfers to
     annuity reserves                               (194,196)       (2,833)          (928)       (122,548)
   - Contract transfers                              682,574        87,428        132,202       5,202,406
                                                  ----------      --------       --------      ----------
                                                   1,014,730       572,836        603,654       6,234,162
   Annuity Reserves:
   - Annuity Payments                                     --            --             --              --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --            --             --              --
                                                  ----------      --------       --------      ----------
                                                          --            --             --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          1,014,730       572,836        603,654       6,234,162
                                                  ----------      --------       --------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              691,563       539,196        619,972       6,263,544
                                                  ----------      --------       --------      ----------
NET ASSETS AT DECEMBER 31, 2011                   $2,001,697      $539,196       $619,972      $6,263,544
                                                  ==========      ========       ========      ==========

See accompanying notes.

                                                                     LVIP            LVIP
                                                                     JANUS          JANUS           LVIP
                                                     LVIP           CAPITAL        CAPITAL        JPMORGAN
                                                 GLOBAL INCOME   APPRECIATION    APPRECIATION    HIGH YIELD
                                                 SERVICE CLASS  STANDARD CLASS  SERVICE CLASS  SERVICE CLASS
                                                  SUBACCOUNT      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                 -------------  --------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                     $ 1,359,469      $125,584      $1,450,153     $       --
Changes From Operations:
   - Net investment income (loss)                      82,270          (942)        (18,429)           383
   - Net realized gain (loss) on investments           17,114        11,972          12,092             --
   - Net change in unrealized appreciation or
     depreciation on investments                      144,626          (210)        150,982            373
                                                  -----------      --------      ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    244,010        10,820         144,645            756
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             3,898,953            34         268,486         94,722
   - Contract withdrawals and transfers to
     annuity reserves                                (192,407)      (33,664)        (64,835)            --
   - Contract transfers                             2,201,450        18,719         (76,542)        43,109
                                                  -----------      --------      ----------     ----------
                                                    5,907,996       (14,911)        127,109        137,831
   Annuity Reserves:
   - Transfer from accumulation units                      --            --              --             --
   - Annuity Payments                                      --            --              --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 --            --              --             --
                                                  -----------      --------      ----------     ----------
                                                           --            --              --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           5,907,996       (14,911)        127,109        137,831
                                                  -----------      --------      ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             6,152,006        (4,091)        271,754        138,587
                                                  -----------      --------      ----------     ----------
NET ASSETS AT DECEMBER 31, 2010                     7,511,475       121,493       1,721,907        138,587
Changes From Operations:
   - Net investment income (loss)                     346,430        (1,404)        (28,410)       104,510
   - Net realized gain (loss) on investments           50,737         4,861          36,452         (6,340)
   - Net change in unrealized appreciation or
     depreciation on investments                     (731,898)      (10,101)       (123,195)      (117,119)
                                                  -----------      --------      ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (334,731)       (6,644)       (115,153)       (18,949)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             5,084,878            23         125,159      1,233,032
   - Contract withdrawals and transfers to
     annuity reserves                                (489,934)       (4,040)       (151,761)      (110,389)
   - Contract transfers                             2,538,951         1,149        (133,360)     2,288,206
                                                  -----------      --------      ----------     ----------
                                                    7,133,895        (2,868)       (159,962)     3,410,849
   Annuity Reserves:
   - Annuity Payments                                      --            --              --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 --            --              --             --
                                                  -----------      --------      ----------     ----------
                                                           --            --              --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           7,133,895        (2,868)       (159,962)     3,410,849
                                                  -----------      --------      ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             6,799,164        (9,512)       (275,115)     3,391,900
                                                  -----------      --------      ----------     ----------
NET ASSETS AT DECEMBER 31, 2011                   $14,310,639      $111,981      $1,446,792     $3,530,487
                                                  ===========      ========      ==========     ==========

                                                                                                   LVIP            LVIP
                                                    LVIP MFS                        LVIP         MONDRIAN        MONDRIAN
                                                 INTERNATIONAL       LVIP         MID-CAP     INTERNATIONAL   INTERNATIONAL
                                                     GROWTH       MFS VALUE        VALUE          VALUE           VALUE
                                                 SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  STANDARD CLASS  SERVICE CLASS
                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                 -------------  -------------  -------------  --------------  -------------
NET ASSETS AT JANUARY 1, 2010                     $2,021,186     $ 4,580,700    $1,882,270      $2,267,726     $8,335,441
Changes From Operations:
   - Net investment income (loss)                    (24,494)        (23,158)      (38,714)         27,782        102,050
   - Net realized gain (loss) on investments         (82,452)         48,205        25,060         (98,422)      (321,910)
   - Net change in unrealized appreciation or
     depreciation on investments                     397,937         640,652       521,941          43,114        203,114
                                                  ----------     -----------    ----------      ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   290,991         665,699       508,287         (27,526)       (16,746)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              590,762       1,715,793       615,503           1,638        294,061
   - Contract withdrawals and transfers to
     annuity reserves                               (100,087)       (357,569)     (107,281)       (269,658)      (913,373)
   - Contract transfers                              169,818       1,325,870        80,952        (182,519)      (250,427)
                                                  ----------     -----------    ----------      ----------     ----------
                                                     660,493       2,684,094       589,174        (450,539)      (869,739)
   Annuity Reserves:
   - Transfer from accumulation units                     --              --            --              --             --
   - Annuity Payments                                     --              --            --              --           (749)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --              --            --              --             61
                                                  ----------     -----------    ----------      ----------     ----------
                                                          --              --            --              --           (688)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            660,493       2,684,094       589,174        (450,539)      (870,427)
                                                  ----------     -----------    ----------      ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              951,484       3,349,793     1,097,461        (478,065)      (887,173)
                                                  ----------     -----------    ----------      ----------     ----------
NET ASSETS AT DECEMBER 31, 2010                    2,972,670       7,930,493     2,979,731       1,789,661      7,448,268
Changes From Operations:
   - Net investment income (loss)                     35,067         (21,835)      (53,642)         27,560         82,237
   - Net realized gain (loss) on investments         (63,060)        173,519        60,722         (35,291)      (123,350)
   - Net change in unrealized appreciation or
     depreciation on investments                    (351,279)       (339,502)     (389,501)        (95,264)      (357,354)
                                                  ----------     -----------    ----------      ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (379,272)       (187,818)     (382,421)       (102,995)      (398,467)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              536,212       2,292,975       561,894         152,672        371,398
   - Contract withdrawals and transfers to
     annuity reserves                               (147,768)       (505,810)     (180,524)       (203,407)      (922,268)
   - Contract transfers                               74,888       1,045,320       266,004          36,562        131,000
                                                  ----------     -----------    ----------      ----------     ----------
                                                     463,332       2,832,485       647,374         (14,173)      (419,870)
   Annuity Reserves:
   - Annuity Payments                                     --              --            --              --           (779)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --              --            --              --             59
                                                  ----------     -----------    ----------      ----------     ----------
                                                          --              --            --              --           (720)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            463,332       2,832,485       647,374         (14,173)      (420,590)
                                                  ----------     -----------    ----------      ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               84,060       2,644,667       264,953        (117,168)      (819,057)
                                                  ----------     -----------    ----------      ----------     ----------
NET ASSETS AT DECEMBER 31, 2011                   $3,056,730     $10,575,160    $3,244,684      $1,672,493     $6,629,211
                                                  ==========     ===========    ==========      ==========     ==========

                                                                                     LVIP           LVIP
                                                      LVIP            LVIP        PROTECTED      PROTECTED
                                                  MONEY MARKET    MONEY MARKET   PROFILE 2010   PROFILE 2020
                                                 STANDARD CLASS  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                   SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                 --------------  -------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                     $ 6,399,225     $17,180,141     $ 822,784      $  466,940
Changes From Operations:
   - Net investment income (loss)                     (70,017)       (266,828)       (7,411)         (5,107)
   - Net realized gain (loss) on investments               18              67        11,938           3,138
   - Net change in unrealized appreciation or
     depreciation on investments                           --              (1)       75,866          47,083
                                                  -----------     -----------     ---------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (69,999)       (266,762)       80,393          45,114
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                26,897       2,393,641        80,857              --
   - Contract withdrawals and transfers to
     annuity reserves                              (2,670,352)     (5,150,458)      (83,140)        (12,058)
   - Contract transfers                               106,064         725,860        34,964           1,688
                                                  -----------     -----------     ---------      ----------
                                                   (2,537,391)     (2,030,957)       32,681         (10,370)
   Annuity Reserves:
   - Transfer from accumulation units                      --              --            --              --
   - Annuity Payments                                      --              --            --              --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 --              --            --              --
                                                  -----------     -----------     ---------      ----------
                                                           --              --            --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (2,537,391)     (2,030,957)       32,681         (10,370)
                                                  -----------     -----------     ---------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (2,607,390)     (2,297,719)      113,074          34,744
                                                  -----------     -----------     ---------      ----------
NET ASSETS AT DECEMBER 31, 2010                     3,791,835      14,882,422       935,858         501,684
Changes From Operations:
   - Net investment income (loss)                     (51,213)       (264,445)       (5,085)        (11,297)
   - Net realized gain (loss) on investments                4              20        39,330          11,073
   - Net change in unrealized appreciation or
     depreciation on investments                           --              --       (35,325)        (33,900)
                                                  -----------     -----------     ---------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (51,209)       (264,425)       (1,080)        (34,124)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   768       3,659,663            --           6,373
   - Contract withdrawals and transfers to
     annuity reserves                              (1,192,475)     (8,426,896)     (280,429)        (54,988)
   - Contract transfers                               829,648       5,397,774       178,305       2,685,309
                                                  -----------     -----------     ---------      ----------
                                                     (362,059)        630,541      (102,124)      2,636,694
   Annuity Reserves:
   - Annuity Payments                                      --              --            --              --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 --              --            --              --
                                                  -----------     -----------     ---------      ----------
                                                           --              --            --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (362,059)        630,541      (102,124)      2,636,694
                                                  -----------     -----------     ---------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (413,268)        366,116      (103,204)      2,602,570
                                                  -----------     -----------     ---------      ----------
NET ASSETS AT DECEMBER 31, 2011                   $ 3,378,567     $15,248,538     $ 832,654      $3,104,254
                                                  ===========     ===========     =========      ==========

See accompanying notes.

                                                                                   LVIP            LVIP
                                                     LVIP           LVIP         PROTECTED      PROTECTED
                                                   PROTECTED      PROTECTED       PROFILE        PROFILE
                                                 PROFILE 2030   PROFILE 2040   CONSERVATIVE       GROWTH
                                                 SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                  SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                 -------------  -------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                      $ 477,964      $128,587      $ 9,465,517    $14,124,608
Changes From Operations:
   - Net investment income (loss)                     (4,036)       (1,279)         210,746        181,387
   - Net realized gain (loss) on investments          26,518        (5,766)         131,404       (139,767)
   - Net change in unrealized appreciation or
     depreciation on investments                      19,699        18,040          586,986      1,683,493
                                                   ---------      --------      -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    42,181        10,995          929,136      1,725,113
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   --         1,813        1,666,663      2,631,449
   - Contract withdrawals and transfers to
     annuity reserves                                 (7,494)       (7,000)        (631,477)      (957,632)
   - Contract transfers                              (97,746)      (57,943)       1,205,796      2,204,245
                                                   ---------      --------      -----------    -----------
                                                    (105,240)      (63,130)       2,240,982      3,878,062
   Annuity Reserves:
   - Transfer from accumulation units                     --            --               --             --
   - Annuity Payments                                     --            --               --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --            --               --             --
                                                   ---------      --------      -----------    -----------
                                                          --            --               --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (105,240)      (63,130)       2,240,982      3,878,062
                                                   ---------      --------      -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (63,059)      (52,135)       3,170,118      5,603,175
                                                   ---------      --------      -----------    -----------
NET ASSETS AT DECEMBER 31, 2010                      414,905        76,452       12,635,635     19,727,783
Changes From Operations:
   - Net investment income (loss)                     (3,731)         (411)          31,076         16,814
   - Net realized gain (loss) on investments           1,554        10,008          163,864        120,823
   - Net change in unrealized appreciation or
     depreciation on investments                      (7,753)       (7,103)          34,090       (530,141)
                                                   ---------      --------      -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (9,930)        2,494          229,030       (392,504)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   --            --        3,799,808      3,353,349
   - Contract withdrawals and transfers to
     annuity reserves                                 (7,750)      (26,383)        (891,724)    (1,728,792)
   - Contract transfers                              (12,349)      (44,288)       2,021,795        620,330
                                                   ---------      --------      -----------    -----------
                                                     (20,099)      (70,671)       4,929,879      2,244,887
   Annuity Reserves:
   - Annuity Payments                                     --            --               --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --            --               --             --
                                                   ---------      --------      -----------    -----------
                                                          --            --               --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (20,099)      (70,671)       4,929,879      2,244,887
                                                   ---------      --------      -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (30,029)      (68,177)       5,158,909      1,852,383
                                                   ---------      --------      -----------    -----------
NET ASSETS AT DECEMBER 31, 2011                    $ 384,876      $  8,275      $17,794,544    $21,580,166
                                                   =========      ========      ===========    ===========

                                                                                    LVIP          LVIP
                                                     LVIP                           SSgA          SSgA              LVIP
                                                   PROTECTED        LVIP        CONSERVATIVE  CONSERVATIVE          SSgA
                                                    PROFILE         SSgA           INDEX       STRUCTURED        DEVELOPED
                                                   MODERATE      BOND INDEX      ALLOCATION    ALLOCATION    INTERNATIONAL 150
                                                 SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS    SERVICE CLASS
                                                  SUBACCOUNT     SUBACCOUNT      SUBACCOUNT    SUBACCOUNT        SUBACCOUNT
                                                 -------------  -------------  -------------  -------------  -----------------
NET ASSETS AT JANUARY 1, 2010                     $32,177,868    $14,412,752    $       --     $       --       $2,236,344
Changes From Operations:
   - Net investment income (loss)                     391,133         90,475            --            (41)         (16,444)
   - Net realized gain (loss) on investments          (72,840)       370,007            --             --          144,137
   - Net change in unrealized appreciation or
     depreciation on investments                    3,055,287        160,961            --            580          171,630
                                                  -----------    -----------    ----------     ----------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  3,373,580        621,443            --            539          299,323
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             3,745,640     10,048,666            --         50,018        1,495,197
   - Contract withdrawals and transfers to
     annuity reserves                              (2,366,752)    (1,119,346)           --             --         (114,118)
   - Contract transfers                             2,081,264      6,638,900            --             --          761,000
                                                  -----------    -----------    ----------     ----------       ----------
                                                    3,460,152     15,568,220            --         50,018        2,142,079
   Annuity Reserves:
   - Transfer from accumulation units                      --             --            --             --               --
   - Annuity Payments                                      --             --            --             --               --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 --             --            --             --               --
                                                  -----------    -----------    ----------     ----------       ----------
                                                           --             --            --             --               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           3,460,152     15,568,220            --         50,018        2,142,079
                                                  -----------    -----------    ----------     ----------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             6,833,732     16,189,663            --         50,557        2,441,402
                                                  -----------    -----------    ----------     ----------       ----------
NET ASSETS AT DECEMBER 31, 2010                    39,011,600     30,602,415            --         50,557        4,677,746
Changes From Operations:
   - Net investment income (loss)                     (84,730)       374,658       (15,938)       (31,190)          22,120
   - Net realized gain (loss) on investments          566,164        481,500       (83,427)        (3,008)         124,806
   - Net change in unrealized appreciation or
     depreciation on investments                   (1,128,913)       810,162        12,826         37,029         (778,980)
                                                  -----------    -----------    ----------     ----------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (647,479)     1,666,320       (86,539)         2,831         (632,054)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             8,839,089      1,774,727       898,574      4,296,175          206,799
   - Contract withdrawals and transfers to
     annuity reserves                              (3,573,778)    (1,669,512)      (66,087)      (108,564)        (195,975)
   - Contract transfers                             7,043,147      1,174,266     1,079,800        693,050           65,829
                                                  -----------    -----------    ----------     ----------       ----------
                                                   12,308,458      1,279,481     1,912,287      4,880,661           76,653
   Annuity Reserves:
   - Annuity Payments                                      --             --            --             --               --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 --             --            --             --               --
                                                  -----------    -----------    ----------     ----------       ----------
                                                           --             --            --             --               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          12,308,458      1,279,481     1,912,287      4,880,661           76,653
                                                  -----------    -----------    ----------     ----------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            11,660,979      2,945,801     1,825,748      4,883,492         (555,401)
                                                  -----------    -----------    ----------     ----------       ----------
NET ASSETS AT DECEMBER 31, 2011                   $50,672,579    $33,548,216    $1,825,748     $4,934,049       $4,122,345
                                                  ===========    ===========    ==========     ==========       ==========

                                                                    LVIP
                                                     LVIP           SSgA            LVIP          LVIP
                                                     SSgA          GLOBAL           SSgA          SSgA
                                                   EMERGING       TACTICAL     INTERNATIONAL      LARGE
                                                  MARKETS 100    ALLOCATION        INDEX         CAP 100
                                                 SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                  SUBACCOUNT     SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
                                                 -------------  -------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                     $ 3,859,425    $ 3,278,800    $ 3,010,040    $ 4,730,638
Changes From Operations:
   - Net investment income (loss)                     (24,021)       (27,550)       (13,657)       (33,798)
   - Net realized gain (loss) on investments          652,647       (144,545)       179,144        479,247
   - Net change in unrealized appreciation or
     depreciation on investments                      555,206        384,054        324,607        962,854
                                                  -----------    -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  1,183,832        211,959        490,094      1,408,303
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             1,579,400        320,314      2,228,834      3,002,289
   - Contract withdrawals and transfers to
     annuity reserves                                (215,018)      (439,466)      (191,193)      (284,622)
   - Contract transfers                               810,130        (21,822)     1,327,697      2,820,268
                                                  -----------    -----------    -----------    -----------
                                                    2,174,512       (140,974)     3,365,338      5,537,935
   Annuity Reserves:
   - Transfer from accumulation units                      --             --             --             --
   - Annuity Payments                                      --             --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 --             --             --             --
                                                  -----------    -----------    -----------    -----------
                                                           --             --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           2,174,512       (140,974)     3,365,338      5,537,935
                                                  -----------    -----------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             3,358,344         70,985      3,855,432      6,946,238
                                                  -----------    -----------    -----------    -----------
NET ASSETS AT DECEMBER 31, 2010                     7,217,769      3,349,785      6,865,472     11,676,876
Changes From Operations:
   - Net investment income (loss)                      46,111        (52,647)       (43,964)       (49,544)
   - Net realized gain (loss) on investments          934,928       (222,715)       121,516        761,840
   - Net change in unrealized appreciation or
     depreciation on investments                   (2,101,845)      (164,146)    (1,071,160)      (691,148)
                                                  -----------    -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (1,120,806)      (439,508)      (993,608)        21,148
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               774,660      8,265,681        575,171        715,535
   - Contract withdrawals and transfers to
     annuity reserves                                (322,889)      (573,446)      (281,527)      (603,120)
   - Contract transfers                              (471,387)    12,323,576        610,437     (1,485,184)
                                                  -----------    -----------    -----------    -----------
                                                      (19,616)    20,015,811        904,081     (1,372,769)
   Annuity Reserves:
   - Annuity Payments                                      --             --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 --             --             --             --
                                                  -----------    -----------    -----------    -----------
                                                           --             --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (19,616)    20,015,811        904,081     (1,372,769)
                                                  -----------    -----------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (1,140,422)    19,576,303        (89,527)    (1,351,621)
                                                  -----------    -----------    -----------    -----------
NET ASSETS AT DECEMBER 31, 2011                   $ 6,077,347    $22,926,088    $ 6,775,945    $10,325,255
                                                  ===========    ===========    ===========    ===========

See accompanying notes.

                                                                                 LVIP SSgA      LVIP SSgA
                                                   LVIP SSgA      LVIP SSgA      MODERATELY     MODERATELY
                                                    MODERATE       MODERATE      AGGRESSIVE     AGGRESSIVE
                                                     INDEX        STRUCTURED       INDEX        STRUCTURED
                                                   ALLOCATION     ALLOCATION     ALLOCATION     ALLOCATION
                                                 SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                 -------------  -------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                      $       --    $        --     $       --    $        --
Changes From Operations:
   - Net investment income (loss)                        (375)          (536)           (70)          (503)
   - Net realized gain (loss) on investments              144              3             --              3
   - Net change in unrealized appreciation or
     depreciation on investments                        5,095          8,091          1,139          8,623
                                                   ----------    -----------     ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      4,864          7,558          1,069          8,123
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               432,334        879,137        195,787        846,473
   - Contract withdrawals and transfers to
     annuity reserves                                 (26,049)            --             --             --
   - Contract transfers                               108,098             --             --             --
                                                   ----------    -----------     ----------    -----------
                                                      514,383        879,137        195,787        846,473
   Annuity Reserves:
   - Transfer from accumulation units                      --             --             --             --
   - Annuity Payments                                      --             --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 --             --             --             --
                                                   ----------    -----------     ----------    -----------
                                                           --             --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             514,383        879,137        195,787        846,473
                                                   ----------    -----------     ----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               519,247        886,695        196,856        854,596
                                                   ----------    -----------     ----------    -----------
NET ASSETS AT DECEMBER 31, 2010                       519,247        886,695        196,856        854,596
Changes From Operations:
   - Net investment income (loss)                     (34,903)      (179,388)       (26,363)       (94,411)
   - Net realized gain (loss) on investments          (29,893)         8,760        (23,226)       (35,781)
   - Net change in unrealized appreciation or
     depreciation on investments                        5,086       (332,400)       (96,316)      (222,372)
                                                   ----------    -----------     ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (59,710)      (503,028)      (145,905)      (352,564)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             2,582,390     21,334,612      2,909,032     10,253,235
   - Contract withdrawals and transfers to
     annuity reserves                                 (70,697)      (372,545)       (53,317)      (153,153)
   - Contract transfers                             1,407,314      5,520,833        357,869      2,715,289
                                                   ----------    -----------     ----------    -----------
                                                    3,919,007     26,482,900      3,213,584     12,815,371
   Annuity Reserves:
   - Annuity Payments                                      --             --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 --             --             --             --
                                                   ----------    -----------     ----------    -----------
                                                           --             --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           3,919,007     26,482,900      3,213,584     12,815,371
                                                   ----------    -----------     ----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             3,859,297     25,979,872      3,067,679     12,462,807
                                                   ----------    -----------     ----------    -----------
NET ASSETS AT DECEMBER 31, 2011                    $4,378,544    $26,866,567     $3,264,535    $13,317,403
                                                   ==========    ===========     ==========    ===========

                                                  LVIP SSgA
                                                   S&P 500     LVIP SSgA      LVIP SSgA      LVIP SSgA         LVIP
                                                    INDEX       S&P 500       SMALL-CAP      SMALL-MID    T. ROWE PRICE
                                                  STANDARD       INDEX          INDEX         CAP 200     GROWTH STOCK
                                                    CLASS    SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                 SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                 ----------  -------------  -------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                     $161,394    $ 9,790,077     $3,409,090     $1,440,616     $1,366,963
Changes From Operations:
   - Net investment income (loss)                      (34)       (84,066)       (58,740)         3,677        (30,197)
   - Net realized gain (loss) on investments        12,548        403,949        191,964        209,381         55,466
   - Net change in unrealized appreciation or
     depreciation on investments                    34,062      1,598,916        944,027        371,367        242,272
                                                  --------    -----------     ----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  46,576      1,918,799      1,077,251        584,425        267,541
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             19,200      4,532,955      1,319,350        890,144        300,329
   - Contract withdrawals and transfers to
     annuity reserves                              (32,223)      (461,631)      (130,186)       (62,983)      (125,170)
   - Contract transfers                            268,513      1,673,570        166,755        418,262        358,419
                                                  --------    -----------     ----------     ----------     ----------
                                                   255,490      5,744,894      1,355,919      1,245,423        533,578
   Annuity Reserves:
   - Transfer from accumulation units                   --             --             --             --             --
   - Annuity Payments                                   --             --             --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                              --             --             --             --             --
                                                  --------    -----------     ----------     ----------     ----------
                                                        --             --             --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          255,490      5,744,894      1,355,919      1,245,423        533,578
                                                  --------    -----------     ----------     ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            302,066      7,663,693      2,433,170      1,829,848        801,119
                                                  --------    -----------     ----------     ----------     ----------
NET ASSETS AT DECEMBER 31, 2010                    463,460     17,453,770      5,842,260      3,270,464      2,168,082
Changes From Operations:
   - Net investment income (loss)                   (5,862)      (191,763)       (93,357)       (10,034)       (56,681)
   - Net realized gain (loss) on investments        12,005        543,374        247,789        165,566         80,505
   - Net change in unrealized appreciation or
     depreciation on investments                    (7,543)      (308,059)      (493,409)      (283,986)      (185,378)
                                                  --------    -----------     ----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (1,400)        43,552       (338,977)      (128,454)      (161,554)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                 --      2,053,383        525,708        306,261      1,410,527
   - Contract withdrawals and transfers to
     annuity reserves                              (31,757)      (957,611)      (298,116)      (150,862)      (181,917)
   - Contract transfers                            (27,395)        15,324       (138,885)       (94,142)       727,767
                                                  --------    -----------     ----------     ----------     ----------
                                                   (59,152)     1,111,096         88,707         61,257      1,956,377
   Annuity Reserves:
   - Annuity Payments                                   --             --             --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                              --             --             --             --             --
                                                  --------    -----------     ----------     ----------     ----------
                                                        --             --             --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (59,152)     1,111,096         88,707         61,257      1,956,377
                                                  --------    -----------     ----------     ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (60,552)     1,154,648       (250,270)       (67,197)     1,794,823
                                                  --------    -----------     ----------     ----------     ----------
NET ASSETS AT DECEMBER 31, 2011                   $402,908    $18,608,418     $5,591,990     $3,203,267     $3,962,905
                                                  ========    ===========     ==========     ==========     ==========

                                                      LVIP            LVIP
                                                 T. ROWE PRICE   T. ROWE PRICE                     LVIP
                                                   STRUCTURED      STRUCTURED        LVIP         TURNER
                                                    MID-CAP         MID-CAP       TEMPLETON       MID-CAP
                                                     GROWTH         GROWTH          GROWTH        GROWTH
                                                 STANDARD CLASS  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                   SUBACCOUNT      SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                 --------------  -------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                       $114,153       $1,925,598     $3,688,563     $1,065,818
Changes From Operations:
   - Net investment income (loss)                     (1,865)         (38,415)         1,212        (20,291)
   - Net realized gain (loss) on investments          10,959           51,627        (99,888)       (17,107)
   - Net change in unrealized appreciation or
     depreciation on investments                      15,085          529,660        289,539        317,622
                                                    --------       ----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    24,179          542,872        190,863        280,224
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   18          306,227        396,142        188,540
   - Contract withdrawals and transfers to
     annuity reserves                                (39,474)        (114,951)      (149,164)       (51,872)
   - Contract transfers                               11,108           17,814         48,587         (1,989)
                                                    --------       ----------     ----------     ----------
                                                     (28,348)         209,090        295,565        134,679
   Annuity Reserves:
   - Transfer from accumulation units                     --               --             --             --
   - Annuity Payments                                     --               --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --               --             --             --
                                                    --------       ----------     ----------     ----------
                                                          --               --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (28,348)         209,090        295,565        134,679
                                                    --------       ----------     ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (4,169)         751,962        486,428        414,903
                                                    --------       ----------     ----------     ----------
NET ASSETS AT DECEMBER 31, 2010                      109,984        2,677,560      4,174,991      1,480,721
Changes From Operations:
   - Net investment income (loss)                     (1,481)         (49,648)        12,217        (31,097)
   - Net realized gain (loss) on investments          14,427          134,425        (58,065)        54,328
   - Net change in unrealized appreciation or
     depreciation on investments                     (14,843)        (249,355)      (220,763)      (229,039)
                                                    --------       ----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (1,897)        (164,578)      (266,611)      (205,808)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   48          626,912        679,121        573,038
   - Contract withdrawals and transfers to
     annuity reserves                                (30,215)        (175,099)      (228,234)       (90,712)
   - Contract transfers                              (15,675)         145,467        208,065         59,421
                                                    --------       ----------     ----------     ----------
                                                     (45,842)         597,280        658,952        541,747
   Annuity Reserves:
   - Annuity Payments                                     --               --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --               --             --             --
                                                    --------       ----------     ----------     ----------
                                                          --               --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (45,842)         597,280        658,952        541,747
                                                    --------       ----------     ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (47,739)         432,702        392,341        335,939
                                                    --------       ----------     ----------     ----------
NET ASSETS AT DECEMBER 31, 2011                     $ 62,245       $3,110,262     $4,567,332     $1,816,660
                                                    ========       ==========     ==========     ==========

See accompanying notes.

                                                     LVIP            LVIP
                                                   VANGUARD        VANGUARD         LVIP        LORD ABBETT
                                                   DOMESTIC     INTERNATIONAL    WELLS FARGO    FUNDAMENTAL
                                                  EQUITY ETF      EQUITY ETF   INTRINSIC VALUE    EQUITY
                                                 SERVICE CLASS  SERVICE CLASS   SERVICE CLASS    CLASS VC
                                                  SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                 -------------  -------------  ---------------  -----------
NET ASSETS AT JANUARY 1, 2010                       $     --       $     --       $1,307,180      $    --
Changes From Operations:
   - Net investment income (loss)                         --             --          (12,246)         (29)
   - Net realized gain (loss) on investments              --             --         (158,610)         184
   - Net change in unrealized appreciation or
     depreciation on investments                          --             --          296,646        4,907
                                                    --------       --------       ----------      -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        --             --          125,790        5,062
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   --             --           80,399       24,567
   - Contract withdrawals and transfers to
     annuity reserves                                     --             --         (102,709)        (124)
   - Contract transfers                                   --             --         (154,708)       6,432
                                                    --------       --------       ----------      -------
                                                          --             --         (177,018)      30,875
   Annuity Reserves:
   - Transfer from accumulation units                     --             --               --           --
   - Annuity Payments                                     --             --               --           --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --             --               --           --
                                                    --------       --------       ----------      -------
                                                          --             --               --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                 --             --         (177,018)      30,875
                                                    --------       --------       ----------      -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   --             --          (51,228)      35,937
                                                    --------       --------       ----------      -------
NET ASSETS AT DECEMBER 31, 2010                           --             --        1,255,952       35,937
Changes From Operations:
   - Net investment income (loss)                        602         (2,313)         (12,154)        (439)
   - Net realized gain (loss) on investments             866         (3,120)          (5,235)       3,372
   - Net change in unrealized appreciation or
     depreciation on investments                      18,068        (37,349)         (41,625)      (9,540)
                                                    --------       --------       ----------      -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    19,536        (42,782)         (59,014)      (6,607)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              336,072        241,729          284,905       34,670
   - Contract withdrawals and transfers to
     annuity reserves                                 (1,031)        (2,229)        (100,837)      (1,336)
   - Contract transfers                              126,185        354,425           36,954       25,581
                                                    --------       --------       ----------      -------
                                                     461,226        593,925          221,022       58,915
   Annuity Reserves:
   - Annuity Payments                                     --             --               --           --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --             --               --           --
                                                    --------       --------       ----------      -------
                                                          --             --               --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            461,226        593,925          221,022       58,915
                                                    --------       --------       ----------      -------
TOTAL INCREASE (DECREASE) IN NET ASSETS              480,762        551,143          162,008       52,308
                                                    --------       --------       ----------      -------
NET ASSETS AT DECEMBER 31, 2011                     $480,762       $551,143       $1,417,960      $88,245
                                                    ========       ========       ==========      =======

                                                    MFS VIT        MFS VIT        MFS VIT        MFS VIT        MFS VIT
                                                  CORE EQUITY       GROWTH        GROWTH      TOTAL RETURN   TOTAL RETURN
                                                 SERVICE CLASS  INITIAL CLASS  SERVICE CLASS  INITIAL CLASS  SERVICE CLASS
                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                 -------------  -------------  -------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                       $ 91,487       $163,102       $310,698      $1,087,744    $15,292,357
Changes From Operations:
   - Net investment income (loss)                       (659)        (1,939)        (5,272)         13,521        136,084
   - Net realized gain (loss) on investments           2,405          9,122         12,928         (17,017)      (182,075)
   - Net change in unrealized appreciation or
     depreciation on investments                       9,863         12,154         34,911          73,292      1,194,539
                                                    --------       --------       --------      ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    11,609         19,337         42,567          69,796      1,148,548
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   27             --         36,840              90        696,312
   - Contract withdrawals and transfers to
     annuity reserves                                (11,673)       (30,648)       (47,664)       (300,929)    (1,380,722)
   - Contract transfers                                  (51)           (85)        22,037         (38,396)      (284,081)
                                                    --------       --------       --------      ----------    -----------
                                                     (11,697)       (30,733)        11,213        (339,235)      (968,491)
   Annuity Reserves:
   - Transfer from accumulation units                     --             --             --              --             --
   - Annuity Payments                                     --             --             --          (1,509)        (1,874)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --             --             --              --             17
                                                    --------       --------       --------      ----------    -----------
                                                          --             --             --          (1,509)        (1,857)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (11,697)       (30,733)        11,213        (340,744)      (970,348)
                                                    --------       --------       --------      ----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (88)       (11,396)        53,780        (270,948)       178,200
                                                    --------       --------       --------      ----------    -----------
NET ASSETS AT DECEMBER 31, 2010                       91,399        151,706        364,478         816,796     15,470,557
Changes From Operations:
   - Net investment income (loss)                       (819)        (1,717)        (6,853)          9,261        115,348
   - Net realized gain (loss) on investments          12,640         24,543         15,983             454         (1,934)
   - Net change in unrealized appreciation or
     depreciation on investments                     (10,751)       (24,120)       (26,043)         (7,809)      (154,646)
                                                    --------       --------       --------      ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     1,070         (1,294)       (16,913)          1,906        (41,232)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   22             --         77,574             740        856,459
   - Contract withdrawals and transfers to
     annuity reserves                                (13,742)       (11,424)       (41,722)        (54,932)    (1,712,702)
   - Contract transfers                              (37,101)       (29,039)       262,808         (67,292)       (32,672)
                                                    --------       --------       --------      ----------    -----------
                                                     (50,821)       (40,463)       298,660        (121,484)      (888,915)
   Annuity Reserves:
   - Annuity Payments                                     --             --             --              --         (1,978)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --             --             --              --             70
                                                    --------       --------       --------      ----------    -----------
                                                          --             --             --              --         (1,908)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (50,821)       (40,463)       298,660        (121,484)      (890,823)
                                                    --------       --------       --------      ----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (49,751)       (41,757)       281,747        (119,578)      (932,055)
                                                    --------       --------       --------      ----------    -----------
NET ASSETS AT DECEMBER 31, 2011                     $ 41,648       $109,949       $646,225      $  697,218    $14,538,502
                                                    ========       ========       ========      ==========    ===========

                                                                                 NB AMT
                                                    MFS VIT        MFS VIT       MID-CAP      NB AMT
                                                   UTILITIES      UTILITIES     GROWTH I    REGENCY I
                                                 INITIAL CLASS  SERVICE CLASS     CLASS       CLASS
                                                   SUBACCOUNT     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                 -------------  -------------  ----------  -----------
NET ASSETS AT JANUARY 1, 2010                      $ 621,943     $10,612,729   $4,113,976  $ 5,109,230
Changes From Operations:
   - Net investment income (loss)                      9,877         143,614      (67,272)     (44,859)
   - Net realized gain (loss) on investments           3,525        (146,636)     160,576      (92,827)
   - Net change in unrealized appreciation or
     depreciation on investments                      48,727       1,181,973      873,824    1,169,712
                                                   ---------     -----------   ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    62,129       1,178,951      967,128    1,032,026
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   --         606,484        8,137        5,104
   - Contract withdrawals and transfers to
     annuity reserves                                (86,479)       (907,079)    (577,075)    (554,358)
   - Contract transfers                              (13,356)       (396,652)    (218,517)    (659,516)
                                                   ---------     -----------   ----------  -----------
                                                     (99,835)       (697,247)    (787,455)  (1,208,770)
   Annuity Reserves:
   - Transfer from accumulation units                     --              --           --           --
   - Annuity Payments                                     --          (2,106)          --           --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --              20           --           --
                                                   ---------     -----------   ----------  -----------
                                                          --          (2,086)          --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (99,835)       (699,333)    (787,455)  (1,208,770)
                                                   ---------     -----------   ----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (37,706)        479,618      179,673     (176,744)
                                                   ---------     -----------   ----------  -----------
NET ASSETS AT DECEMBER 31, 2010                      584,237      11,092,347    4,293,649    4,932,486
Changes From Operations:
   - Net investment income (loss)                     10,341         165,666      (66,935)     (45,091)
   - Net realized gain (loss) on investments          24,329          93,305      240,235       81,971
   - Net change in unrealized appreciation or
     depreciation on investments                      (3,045)        202,177     (198,469)    (370,022)
                                                   ---------     -----------   ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    31,625         461,148      (25,169)    (333,142)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                3,100         843,766       51,583       32,870
   - Contract withdrawals and transfers to
     annuity reserves                                (58,651)       (879,615)    (464,079)    (475,442)
   - Contract transfers                              (72,597)      1,940,650     (276,139)    (435,268)
                                                   ---------     -----------   ----------  -----------
                                                    (128,148)      1,904,801     (688,635)    (877,840)
   Annuity Reserves:
   - Annuity Payments                                     --          (2,437)          --           --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --              86           --           --
                                                   ---------     -----------   ----------  -----------
                                                          --          (2,351)          --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (128,148)      1,902,450     (688,635)    (877,840)
                                                   ---------     -----------   ----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (96,523)      2,363,598     (713,804)  (1,210,982)
                                                   ---------     -----------   ----------  -----------
NET ASSETS AT DECEMBER 31, 2011                    $ 487,714     $13,455,945   $3,579,845  $ 3,721,504
                                                   =========     ===========   ==========  ===========

See accompanying notes.

                                                  OPPENHEIMER     PIMCO VIT     PUTNAM VT    PUTNAM VT
                                                    GLOBAL        COMMODITY      GLOBAL      GROWTH &
                                                  SECURITIES     REAL RETURN   HEALTH CARE    INCOME
                                                 SERVICE CLASS  ADVISOR CLASS   CLASS IB     CLASS IB
                                                  SUBACCOUNT      SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                 -------------  -------------  -----------  ----------
NET ASSETS AT JANUARY 1, 2010                       $     --      $ 304,150      $123,536    $ 51,857
Changes From Operations:
   - Net investment income (loss)                       (257)        72,454           360         (49)
   - Net realized gain (loss) on investments             409          5,932         1,861        (345)
   - Net change in unrealized appreciation or
     depreciation on investments                       9,687         65,839          (474)      6,906
                                                    --------      ----------     --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     9,839        144,225         1,747       6,512
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               56,865        267,319            54          32
   - Contract withdrawals and transfers to
     annuity reserves                                   (291)       (47,254)      (58,566)         --
   - Contract transfers                                  960        183,007        20,483          --
                                                    --------      ----------     --------    --------
                                                      57,534        403,072       (38,029)         32
   Annuity Reserves:
   - Transfer from accumulation units                     --             --            --          --
   - Annuity Payments                                     --             --            --          --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --             --            --          --
                                                    --------      ----------     --------    --------
                                                          --             --            --          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             57,534        403,072       (38,029)         32
                                                    --------      ----------     --------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS               67,373        547,297       (36,282)      6,544
                                                    --------      ----------     --------    --------
NET ASSETS AT DECEMBER 31, 2010                       67,373        851,447        87,254      58,401
Changes From Operations:
   - Net investment income (loss)                       (482)       159,529          (621)       (335)
   - Net realized gain (loss) on investments             592         (5,636)        2,509      (3,286)
   - Net change in unrealized appreciation or
     depreciation on investments                     (23,614)      (300,051)       (4,265)       (213)
                                                    --------      ----------     --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (23,504)      (146,158)       (2,377)     (3,834)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              127,237        331,349            99      15,897
   - Contract withdrawals and transfers to
     annuity reserves                                 (3,810)      (104,595)       (9,317)    (16,550)
   - Contract transfers                               40,448        390,781             2       2,206
                                                    --------      ----------     --------    --------
                                                     163,875        617,535        (9,216)      1,553
   Annuity Reserves:
   - Annuity Payments                                     --             --            --          --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --             --            --          --
                                                    --------      ----------     --------    --------
                                                          --             --            --          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            163,875        617,535        (9,216)      1,553
                                                    --------      ----------     --------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              140,371        471,377       (11,593)     (2,281)
                                                    --------      ----------     --------    --------
NET ASSETS AT DECEMBER 31, 2011                     $207,744      $1,322,824     $ 75,661    $ 56,120
                                                    ========      ==========     ========    ========

See accompanying notes.

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln New York Separate Account N for Variable Annuities (the Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on March 4, 2004, are part of the operations of the Company. The Variable Account consists of seventeen products as follows:

     -    Lincoln ChoicePlus

     -    Lincoln ChoicePlus Access

     -    Lincoln ChoicePlus II

     -    Lincoln ChoicePlus II Access

     -    Lincoln ChoicePlus II Advance

     -    Lincoln ChoicePlus II Bonus

     -    Lincoln ChoicePlus Assurance A Share

     -    Lincoln ChoicePlus Assurance B Share

     -    Lincoln ChoicePlus Assurance Bonus

     -    Lincoln ChoicePlus Assurance C Share

     -    Lincoln ChoicePlus Assurance L Share

     -    Lincoln ChoicePlus Design

     -    Lincoln ChoicePlus Assurance A Class

     -    Lincoln ChoicePlus Assurance B Class

     -    Lincoln ChoicePlus Signature

     -    Lincoln ChoicePlus Fusion

     -    Lincoln InvestmentSolutions

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of two hundred eleven available mutual funds (the Funds) of twenty diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
     ABVPSF Global Thematic Growth Class A Fund**
     ABVPSF Global Thematic Growth Class B Fund
     ABVPSF Growth and Income Class A Fund**
     ABVPSF Growth and Income Class B Fund
     ABVPSF International Value Class A Fund**
     ABVPSF International Value Class B Fund
     ABVPSF Large Cap Growth Class B Fund
     ABVPSF Small/Mid Cap Value Class A Fund**
     ABVPSF Small/Mid Cap Value Class B Fund
American Century Variable Portfolios, Inc. (American Century VP):
     American Century VP Inflation Protection Class I Portfolio** American Century VP Inflation Protection Class II Portfolio
American Funds Insurance Series (American Funds):
     American Funds Asset Allocation Class 1 Fund**
     American Funds Blue Chip Income & Growth Class 1 Fund**
     American Funds Bond Class 1 Fund**
     American Funds Global Balanced Class 1 Fund**
     American Funds Global Bond Class 1 Fund**
     American Funds Global Discovery Class 1 Fund**
     American Funds Global Growth Class 1 Fund**
     American Funds Global Growth Class 2 Fund
     American Funds Global Growth and Income Class 1 Fund**
     American Funds Global Small Capitalization Class 1 Fund**
     American Funds Global Small Capitalization Class 2 Fund
     American Funds Growth Class 1 Fund**
     American Funds Growth Class 2 Fund
     American Funds Growth-Income Class 1 Fund**
     American Funds Growth-Income Class 2 Fund
     American Funds High-Income Bond Class 1 Fund**
     American Funds International Class 1 Fund**
     American Funds International Class 2 Fund
     American Funds International Growth and Income Class 1 Fund** American Funds Mortgage Bond Class 1 Fund**
     American Funds New World Class 1 Fund**
     American Funds U.S. Government/AAA-Rated Securities Class 1 Fund** BlackRock Variable Series Funds, Inc. (BlackRock):
     BlackRock Global Allocation V.I. Class I Fund**
     BlackRock Global Allocation V.I. Class III Fund
Delaware VIP Trust (Delaware VIP):
     Delaware VIP Diversified Income Standard Class Series**
     Delaware VIP Diversified Income Service Class Series
     Delaware VIP Emerging Markets Standard Class Series**
     Delaware VIP Emerging Markets Service Class Series
     Delaware VIP High Yield Standard Class Series

     Delaware VIP High Yield Service Class Series
     Delaware VIP Limited-Term Diversified Income Standard Class Series** Delaware VIP Limited-Term Diversified Income Service Class Series Delaware VIP REIT Standard Class Series
     Delaware VIP REIT Service Class Series
     Delaware VIP Small Cap Value Standard Class Series
     Delaware VIP Small Cap Value Service Class Series
     Delaware VIP Smid Cap Growth Standard Class Series
     Delaware VIP Smid Cap Growth Service Class Series
     Delaware VIP U.S. Growth Standard Class Series**
     Delaware VIP U.S. Growth Service Class Series
     Delaware VIP Value Standard Class Series
     Delaware VIP Value Service Class Series
DWS Scudder VIP Funds (DWS VIP):
     DWS VIP Alternative Asset Allocation Plus Class A Fund**
     DWS VIP Alternative Asset Allocation Plus Class B Fund
     DWS VIP Equity 500 Index Class A Fund
     DWS VIP Equity 500 Index Class B Fund
     DWS VIP Small Cap Index Class A Fund
     DWS VIP Small Cap Index Class B Fund
Fidelity Variable Insurance Products Fund (Fidelity VIP):
     Fidelity VIP Contrafund Initial Class Portfolio**
     Fidelity VIP Contrafund Service Class 2 Portfolio
     Fidelity VIP Equity-Income Initial Class Portfolio
     Fidelity VIP Equity-Income Service Class 2 Portfolio
     Fidelity VIP Growth Initial Class Portfolio
     Fidelity VIP Growth Service Class 2 Portfolio
     Fidelity VIP Mid Cap Initial Class Portfolio**
     Fidelity VIP Mid Cap Service Class 2 Portfolio
     Fidelity VIP Overseas Initial Class Portfolio
     Fidelity VIP Overseas Service Class 2 Portfolio
Franklin Templeton Variable Insurance Products Trust (FTVIPT):
     FTVIPT Franklin Income Securities Class 1 Fund**
     FTVIPT Franklin Income Securities Class 2 Fund
     FTVIPT Franklin Small-Mid Cap Growth Securities Class 1 Fund** FTVIPT Franklin Small-Mid Cap Growth Securities Class 2 Fund
     FTVIPT Mutual Shares Securities Class 1 Fund**
     FTVIPT Mutual Shares Securities Class 2 Fund
     FTVIPT Templeton Global Bond Securities Class 2 Fund
     FTVIPT Templeton Growth Securities Class 2 Fund
Goldman Sachs Variable Insurance Trust (Goldman Sachs VIT):
     Goldman Sachs VIT Large Cap Value Service Class Fund
Hunting VA Funds:
     Huntington VA Balanced Fund**
     Huntington VA Dividend Capture Fund**
Invesco Variable Insurance Funds (Invesco V.I.):
     Invesco V.I. Capital Appreciation Series I Fund
     Invesco V.I. Capital Appreciation Series II Fund
     Invesco V.I. Core Equity Series I Fund
     Invesco V.I. Core Equity Series II Fund
     Invesco V.I. International Growth Series I Fund
     Invesco V.I. International Growth Series II Fund
Janus Aspen Series:
     Janus Aspen Series Balanced Service Class Portfolio
     Janus Aspen Series Enterprise Service Class Portfolio
     Janus Aspen Series Worldwide Service Class Portfolio
Lincoln Variable Insurance Products Trust (LVIP)*:
     LVIP American Balanced Allocation Standard Class Fund**
     LVIP American Global Growth Service Class II Fund
     LVIP American Global Small Capitalization Service Class II Fund
     LVIP American Growth Allocation Standard Class Fund**
     LVIP American Growth Service Class II Fund
     LVIP American Growth-Income Service Class II Fund
     LVIP American Income Allocation Standard Class Fund**
     LVIP American International Service Class II Fund
     LVIP Baron Growth Opportunities Standard Class Fund**
     LVIP Baron Growth Opportunities Service Class Fund
     LVIP BlackRock Inflation Protected Bond Standard Class Fund**
     LVIP BlackRock Inflation Protected Bond Service Class Fund
     LVIP Capital Growth Standard Class Fund**
     LVIP Capital Growth Service Class Fund
     LVIP Cohen & Steers Global Real Estate Standard Class Fund**
     LVIP Cohen & Steers Global Real Estate Service Class Fund
     LVIP Columbia Value Opportunities Standard Class Fund**
     LVIP Columbia Value Opportunities Service Class Fund
     LVIP Delaware Bond Standard Class Fund
     LVIP Delaware Bond Service Class Fund
     LVIP Delaware Diversified Floating Rate Standard Class Fund**
     LVIP Delaware Diversified Floating Rate Service Class Fund
     LVIP Delaware Foundation Aggressive Allocation Standard Class Fund LVIP Delaware Foundation Aggressive Allocation Service Class Fund

     LVIP Delaware Growth and Income Standard Class Fund**
     LVIP Delaware Growth and Income Service Class Fund
     LVIP Delaware Social Awareness Standard Class Fund
     LVIP Delaware Social Awareness Service Class Fund
     LVIP Delaware Special Opportunities Standard Class Fund**
     LVIP Delaware Special Opportunities Service Class Fund
     LVIP Dimensional Non-U.S. Equity Standard Class Fund**
     LVIP Dimensional Non-U.S. Equity Service Class Fund
     LVIP Dimensional U.S. Equity Standard Class Fund**
     LVIP Dimensional U.S. Equity Service Class Fund
     LVIP Dimensional/Vanguard Total Bond Standard Class Fund**
     LVIP Dimensional/Vanguard Total Bond Service Class Fund
     LVIP Global Income Standard Class Fund**
     LVIP Global Income Service Class Fund
     LVIP Janus Capital Appreciation Standard Class Fund
     LVIP Janus Capital Appreciation Service Class Fund
     LVIP JPMorgan High Yield Standard Class Fund**
     LVIP JPMorgan High Yield Service Class Fund
     LVIP MFS International Growth Standard Class Fund**
     LVIP MFS International Growth Service Class Fund
     LVIP MFS Value Standard Class Fund**
     LVIP MFS Value Service Class Fund
     LVIP Mid-Cap Value Standard Class Fund**
     LVIP Mid-Cap Value Service Class Fund
     LVIP Mondrian International Value Standard Class Fund
     LVIP Mondrian International Value Service Class Fund
     LVIP Money Market Standard Class Fund
     LVIP Money Market Service Class Fund
     LVIP Protected Profile 2010 Service Class Fund
     LVIP Protected Profile 2020 Service Class Fund
     LVIP Protected Profile 2030 Service Class Fund
     LVIP Protected Profile 2040 Service Class Fund
     LVIP Protected Profile Conservative Standard Class Fund**
     LVIP Protected Profile Conservative Service Class Fund
     LVIP Protected Profile Growth Standard Class Fund**
     LVIP Protected Profile Growth Service Class Fund
     LVIP Protected Profile Moderate Standard Class Fund**
     LVIP Protected Profile Moderate Service Class Fund
     LVIP SSgA Bond Index Standard Class Fund**
     LVIP SSgA Bond Index Service Class Fund
     LVIP SSgA Conservative Index Allocation Standard Class Fund**
     LVIP SSgA Conservative Index Allocation Service Class Fund
     LVIP SSgA Conservative Structured Allocation Standard Class Fund**
     LVIP SSgA Conservative Structured Allocation Service Class Fund
     LVIP SSgA Developed International 150 Standard Class Fund**
     LVIP SSgA Developed International 150 Service Class Fund
     LVIP SSgA Emerging Markets 100 Standard Class Fund**
     LVIP SSgA Emerging Markets 100 Service Class Fund
     LVIP SSgA Global Tactical Allocation Standard Class Fund**
     LVIP SSgA Global Tactical Allocation Service Class Fund
     LVIP SSgA International Index Standard Class Fund**
     LVIP SSgA International Index Service Class Fund
     LVIP SSgA Large Cap 100 Standard Class Fund**
     LVIP SSgA Large Cap 100 Service Class Fund
     LVIP SSgA Moderate Index Allocation Standard Class Fund**
     LVIP SSgA Moderate Index Allocation Service Class Fund
     LVIP SSgA Moderate Structured Allocation Standard Class Fund**
     LVIP SSgA Moderate Structured Allocation Service Class Fund
     LVIP SSgA Moderately Aggressive Index Allocation Standard Class Fund**
     LVIP SSgA Moderately Aggressive Index Allocation Service Class Fund
     LVIP SSgA Moderately Aggressive Structured Allocation Standard Class Fund** LVIP SSgA Moderately Aggressive Structured Allocation Service Class Fund LVIP SSgA S&P 500 Index Standard Class Fund
     LVIP SSgA S&P 500 Index Service Class Fund
     LVIP SSgA Small-Cap Index Standard Class Fund**
     LVIP SSgA Small-Cap Index Service Class Fund
     LVIP SSgA Small-Mid Cap 200 Standard Class Fund**
     LVIP SSgA Small-Mid Cap 200 Service Class Fund
     LVIP T. Rowe Price Growth Stock Standard Class Fund**
     LVIP T. Rowe Price Growth Stock Service Class Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Service Class Fund
     LVIP Templeton Growth Standard Class Fund**
     LVIP Templeton Growth Service Class Fund
     LVIP Turner Mid-Cap Growth Standard Class Fund**
     LVIP Turner Mid-Cap Growth Service Class Fund

     LVIP Vanguard Domestic Equity ETF Standard Class Fund**
     LVIP Vanguard Domestic Equity ETF Service Class Fund
     LVIP Vanguard International Equity ETF Standard Class Fund** LVIP Vanguard International Equity ETF Service Class Fund LVIP Wells Fargo Intrinsic Value Standard Class Fund**
     LVIP Wells Fargo Intrinsic Value Service Class Fund
Lord Abbett Securities Trust (Lord Abbett):
     Lord Abbett Fundamental Equity Class VC Fund
MFS Variable Insurance Trust (MFS VIT):
     MFS VIT Core Equity Service Class Series
     MFS VIT Growth Initial Class Series
     MFS VIT Growth Service Class Series
     MFS VIT Total Return Initial Class Series
     MFS VIT Total Return Service Class Series
     MFS VIT Utilities Initial Class Series
     MFS VIT Utilities Service Class Series
Morgan Stanley Universal Institutional Funds (Morgan Stanley UIF):
     Morgan Stanley UIF Capital Growth Class II Portfolio** Neuberger Berman Advisers Management Trust (NB AMT):
     NB AMT Mid-Cap Growth I Class Portfolio
     NB AMT Regency I Class Portfolio
Oppenheimer Variable Account Funds (Oppenheimer):
     Oppenheimer Global Securities Service Class Fund/VA
PIMCO Variable Insurance Trust (PIMCO VIT):
     PIMCO VIT Commodity Real Return Administrative Class Fund** PIMCO VIT Commodity Real Return Advisor Class Fund
Putnam Variable Trust (Putnam VT):
     Putnam VT Global Health Care Class IB Fund
     Putnam VT Growth & Income Class IB Fund

*    - Denotes an affiliate of The Company.

**   - Available fund with no money invested at December 31, 2011.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2011. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Standards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a tradedate basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

ANNUITY RESERVES: Reserves on contracts not involving life contingencies are calculated using an assumed

Delaware VIP Smid Cap Growth Standard Class Series
Delaware VIP Smid Cap Growth Service Class Series
LVIP American Global Growth Service Class Fund
LVIP American Global Small Capitalization Service Class Fund LVIP American Growth Service Class Fund
LVIP American Growth-Income Service Class Fund
LVIP American International Service Class Fund
LVIP BlackRock Inflation Protected Bond Standard Class Fund LVIP BlackRock Inflation Protected Bond Service Class Fund LVIP Delaware Diversified Floating Rate Standard Class Fund LVIP Delaware Diversified Floating Rate Service Class Fund LVIP JPMorgan High Yield Standard Class Fund
LVIP JPMorgan High Yield Service Class Fund
LVIP SSgA Conservative Index Allocation Standard Class Fund

During 2010, the AIM Variable Insurance Funds, Inc. (AIM V.I.) family of funds changed its name to the Invesco Variable Insurance Funds, Inc. (Invesco V.I.) investment rate of 3%, 4%, or 5%. Reserves on contracts involving life contingencies are calculated using a modification of the 1983a Individual Annuitant Mortality Table and an assumed investment rate of 3%, 4%, or 5%.

INVESTMENT FUND CHANGES: During 2010, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2010, the 2010 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2010:

LVIP SSgA Conservative Index Allocation Service Class Fund
LVIP SSgA Conservative Structured Allocation Standard Class Fund
LVIP SSgA Conservative Structured Allocation Service Class Fund
LVIP SSgA Moderate Index Allocation Standard Class Fund
LVIP SSgA Moderate Index Allocation Service Class Fund
LVIP SSgA Moderate Structured Allocation Standard Class Fund
LVIP SSgA Moderate Structured Allocation Service Class Fund
LVIP SSgA Moderately Aggressive Index Allocation Standard Class Fund
LVIP SSgA Moderately Aggressive Index Allocation Service Class Fund
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class Fund LVIP SSgA Moderately Aggressive Structured Allocation Service Class Fund

During 2010, the Delaware VIP Trend Standard Class Series merged into the Delaware VIP Smid Cap Growth Standard Class Series and the Delaware VIP Trend Service Class Series merged into the Delaware VIP Smid Cap Growth Service Class Series.

Also during 2010, the following funds changed their names:

PREVIOUS FUND NAME                                    NEW FUND NAME
----------------------------------------------------  --------------------------------------------------------
Goldman Sachs VIT Growth & Income Service Class Fund  Goldman Sachs VIT Large Cap Value Service Class Fund
LVIP Marsico International Growth Fund                LVIP MFS International Growth Standard Class Fund
LVIP Marsico International Growth Service Class Fund  LVIP MFS International Growth Service Class Fund
LVIP Wilshire Aggressive Profile Standard Class Fund  LVIP SSgA Global Tactical Allocation Standard Class Fund
LVIP Wilshire Aggressive Profile Service Class Fund   LVIP SSgA Global Tactical Allocation Service Class Fund
Lord Abbett All Value Class VC Fund                   Lord Abbett Fundamental Equity Class VC Fund
Van Kampen Capital Growth Class II Portfolio          Morgan Stanley UIF Capital Growth Class II Portfolio

During 2011, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2011, the 2011 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2011:

American Funds Asset Allocation Class 1 Fund
American Funds Blue Chip Income & Growth Class 1 Fund
American Funds Bond Class 1 Fund
American Funds Global Balanced Class 1 Fund
American Funds Global Bond Class 1 Fund
American Funds Global Discovery Class 1 Fund
American Funds Global Growth and Income Class 1 Fund
American Funds High-Income Bond Class 1 Fund
American Funds International Growth and Income Class 1 Fund
American Funds Mortgage Bond Class 1 Fund
American Funds New World Class 1 Fund
American Funds U.S. Government/AAA-Rated Securities Class 1 Fund
Huntington VA Balanced Fund
Huntington VA Dividend Capture Fund
LVIP American Balanced Allocation Standard Class Fund
LVIP American Growth Allocation Standard Class Fund
LVIP American Income Allocation Standard Class Fund
LVIP Dimensional Non-U.S. Equity Standard Class Fund
LVIP Dimensional Non-U.S. Equity Service Class Fund
LVIP Dimensional U.S. Equity Standard Class Fund
LVIP Dimensional U.S. Equity Service Class Fund
LVIP Dimensional/Vanguard Total Bond Standard Class Fund
LVIP Dimensional/Vanguard Total Bond Service Class Fund
LVIP Vanguard Domestic Equity ETF Standard Class Fund
LVIP Vanguard Domestic Equity ETF Service Class Fund
LVIP Vanguard International Equity ETF Standard Class Fund
LVIP Vanguard International Equity ETF Service Class Fund

Also during 2011, the following funds changed their names:

PREVIOUS FUND NAME                                               NEW FUND NAME
---------------------------------------------------------------  -------------------------------------------------------
LVIP Wilshire 2010 Profile Service Class Fund                    LVIP Protected Profile 2010 Service Class Fund
LVIP Wilshire 2020 Profile Service Class Fund                    LVIP Protected Profile 2020 Service Class Fund
LVIP Wilshire 2030 Profile Service Class Fund                    LVIP Protected Profile 2030 Service Class Fund
LVIP Wilshire 2040 Profile Service Class Fund                    LVIP Protected Profile 2040 Service Class Fund
LVIP Wilshire Conservative Profile Standard Class Fund           LVIP Protected Profile Conservative Standard Class Fund
LVIP Wilshire Conservative Profile Service Class Fund            LVIP Protected Profile Conservative Service Class Fund
LVIP Wilshire Moderately Aggressive Profile Standard Class Fund  LVIP Protected Profile Growth Standard Class Fund
LVIP Wilshire Moderately Aggressive Profile Service Class Fund   LVIP Protected Profile Growth Service Class Fund
LVIP Wilshire Moderate Profile Standard Class Fund               LVIP Protected Profile Moderate Standard Class Fund
LVIP Wilshire Moderate Profile Service Class Fund                LVIP Protected Profile Moderate Service Class Fund

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of each Fund's average daily net assets within the Variable Account. The rates are as follows for the seventeen contract types:

- Lincoln ChoicePlus at a daily rate of .0038356% to .0073973% (1.40% to 2.70% on an annual basis)

- Lincoln ChoicePlus Access at a daily rate of .0038356% to .0080822% (1.40% to 2.95% on an annual basis)

- Lincoln ChoicePlus II at a daily rate of .0034247% to .0073973% (1.25% to 2.70% on an annual basis)

- Lincoln ChoicePlus II Access at a daily rate of .0038356% to .0080822% (1.40% to 2.95% on an annual basis)

- Lincoln ChoicePlus II Advance at a daily rate of .0038356% to .0082192% (1.40% to 3.00% on an annual basis)

- Lincoln ChoicePlus II Bonus at a daily rate of .0038356% to .0079452% (1.40% to 2.90% on an annual basis)

- Lincoln ChoicePlus Assurance A Share at a daily rate of .0016438% to .0063014% (.60% to 2.30% on an annual basis)

- Lincoln ChoicePlus Assurance B Share at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis)

- Lincoln ChoicePlus Assurance Bonus at a daily rate of .0038356% to .0083562% (1.40% to 3.05% on an annual basis)

- Lincoln ChoicePlus Assurance C Share at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis)

- Lincoln ChoicePlus Assurance L Share at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis)

- Lincoln ChoicePlus Design at a daily rate of .0030137% to .0084932% (1.10% to 3.10% on an annual basis)

- Lincoln ChoicePlus Assurance A Class at a daily rate of .0016438% to .0063014% (.60% to 2.30% on an annual basis)

- Lincoln ChoicePlus Assurance B Class at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis)

- Lincoln ChoicePlus Signature at a daily rate of .0034247% to .0086301% (1.25% to 3.15% on an annual basis)

- Lincoln ChoicePlus Fusion at a daily rate of .0021918% to .0064384% (0.80% to 2.35% on an annual basis).

- Lincoln InvestmentSolutions at a daily rate of .0016438% to .0058904% (0.60% to 2.15% on an annual basis)

Contract charges and surrender charges for the years ended December 31, 2011 and 2010, were $5,713,249 and $4,793,658, respectively.

For the Assurance A Share and Assurance A Class products, a front-end load or sales charge is applied as a percentage (5.75% maximum) to all gross purchase payments. For the years ending December 31, 2011 and 2010, sales charges amounted to $371,583 and $279,687, respectively.

The Company is responsible for all sales, general and administrative expenses applicable to the Variable Account.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2011, follows:

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM     MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL       TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN (4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ------------  ---------  ----------  ----------
ABVPSF GLOBAL THEMATIC GROWTH CLASS B
            2011                 0.80%    2.80%    $ 3.57    $14.17      179,285   $  1,470,750   -25.53%     -24.38%       0.32%
            2010                 1.25%    2.80%      4.74     18.80      161,329      1,698,177    15.31%      17.05%       2.08%
            2009                 1.25%    2.80%      4.07     16.11      207,358      1,734,910    48.91%      51.24%       0.00%
            2008                 1.25%    2.80%      2.70     10.69      255,641      1,422,126   -48.92%     -48.11%       0.00%
            2007                 1.25%    2.80%      5.23     20.68      266,476      2,573,685    17.64%      18.35%       0.00%
ABVPSF GROWTH AND INCOME CLASS B
            2011                 0.75%    2.90%      8.84     14.94      536,919      6,478,091     3.14%       5.28%       1.11%
            2010                 0.75%    2.80%      8.40     14.31      625,404      7,283,147     9.69%      11.95%       0.00%
            2009                 0.75%    2.80%      8.01     12.89      644,282      6,786,606    17.32%      18.97%       3.58%
            2008                 1.15%    2.55%      6.73     10.89      725,854      6,545,593   -42.19%     -41.37%       1.74%
            2007                 1.15%    2.55%     12.00     18.65      750,307     11,609,683     2.32%       3.56%       1.18%
ABVPSF INTERNATIONAL VALUE CLASS B
            2011                 0.65%    2.95%      5.69      9.26    1,140,746      6,923,014   -21.67%     -19.96%       4.02%
            2010                 0.65%    2.80%      7.14      7.81    1,086,316      8,263,725     1.42%       3.62%       2.78%
            2009                 0.65%    2.80%      6.91      7.58    1,078,067      8,023,441    30.97%      33.49%       1.12%
            2008                 0.65%    2.55%      5.48      5.71    1,116,025      6,298,328   -54.46%     -53.82%       0.90%
            2007                 1.15%    2.55%     12.24     12.38      746,451      9,175,572     3.52%       4.27%       0.87%
ABVPSF LARGE CAP GROWTH CLASS B
            2011                 1.40%    1.70%      5.59     13.02       77,039        640,426    -4.90%      -4.62%       0.09%
            2010                 1.40%    1.70%      5.88     13.68       86,073        758,632     7.98%       8.31%       0.26%
            2009                 1.40%    1.70%      5.44     12.66      110,946        870,301    34.79%      35.20%       0.00%
            2008                 1.40%    1.70%      4.04      9.38      137,530        802,609   -40.84%     -40.66%       0.00%
            2007                 1.25%    1.70%      6.82     15.84      241,648      2,177,105    11.70%      12.20%       0.00%
ABVPSF SMALL/MID CAP VALUE CLASS B
            2011                 0.65%    2.90%     10.37     22.03      468,555      7,128,131   -10.93%      -9.21%       0.28%
            2010                 0.65%    2.55%     11.45     24.50      517,546      9,003,067    23.41%      25.76%       0.27%
            2009                 0.65%    2.55%      9.13     19.67      452,129      6,441,402    39.06%      41.75%       0.77%
            2008                 0.65%    2.65%      7.01     14.01      354,669      3,564,791   -37.37%     -36.48%       0.43%
            2007                 1.15%    2.55%     11.85     22.15      254,035      4,218,747    -0.43%       0.27%       0.69%
AMERICAN CENTURY VP INFLATION PROTECTION CLASS II
            2011                 0.75%    2.85%     11.72     13.75    1,915,538     24,940,164     8.61%      10.91%       4.05%
            2010                 0.75%    2.85%     10.82     12.46    2,050,930     24,348,757     2.20%       4.31%       1.65%
            2009                 0.75%    2.80%     10.66     12.01    1,943,884     22,593,535     7.36%       9.41%       1.73%
            2008                 0.75%    2.65%      9.93     11.03    1,548,195     16,622,077    -4.17%      -2.72%       4.85%
            2007                 1.15%    2.65%     10.36     11.35    1,348,687     15,006,630     6.64%       8.15%       4.56%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
            2011                 0.65%    2.95%     10.12     14.57    1,078,424     14,686,240   -11.45%      -9.47%       1.30%
            2010                 0.65%    2.85%     11.20     16.19    1,148,727     17,543,478     8.66%      11.02%       1.51%
            2009                 0.65%    2.80%     10.12     14.67    1,134,636     15,847,735    38.38%      41.24%       1.46%
            2008                 0.75%    2.80%      7.60     10.44    1,129,386     11,336,240   -40.00%     -39.09%       2.01%
            2007                 1.15%    2.65%     14.95     17.16      918,991     15,312,533    12.07%      13.42%       2.96%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
            2011                 0.65%    2.85%      8.95     23.81      692,771     11,248,051   -21.42%     -19.67%       1.30%
            2010                 0.65%    2.85%     11.17     29.92      750,489     16,495,780    19.04%      21.62%       1.66%
            2009                 0.65%    2.80%      9.21     24.84      736,037     14,036,268    56.84%      60.24%       0.30%
            2008                 0.65%    2.80%      6.29     15.65      637,442      7,813,603   -54.81%     -54.03%       0.00%
            2007                 1.10%    2.80%     17.12     34.21      563,595     15,255,455    18.43%      19.92%       3.04%
AMERICAN FUNDS GROWTH CLASS 2
            2011                 0.65%    3.05%      9.09     18.09    5,156,890     72,176,503    -6.97%      -4.90%       0.58%
            2010                 0.65%    2.85%      9.66     19.20    6,193,558     93,251,626    15.41%      17.79%       0.73%
            2009                 0.75%    2.80%      8.27     16.44    6,474,620     84,571,379    35.56%      38.37%       0.65%
            2008                 0.75%    2.80%      6.03     11.98    6,816,758     65,510,396   -45.52%     -44.61%       0.86%
            2007                 1.15%    2.80%     10.95     21.73    6,154,509    106,899,235     9.41%      10.95%       0.84%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM     MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL       TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN (4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ------------  ---------  ----------  ----------
AMERICAN FUNDS GROWTH-INCOME CLASS 2
            2011                 0.65%    3.05%    $ 9.00    $15.73    5,583,881   $ 69,009,673    -4.59%      -2.47%       1.48%
            2010                 0.65%    2.85%      9.25     16.28    6,432,388     83,560,147     8.29%      10.70%       1.55%
            2009                 0.65%    2.85%      8.38     14.85    6,408,583     76,909,875    27.55%      30.39%       1.56%
            2008                 0.65%    2.85%      6.95     11.50    6,931,147     65,081,606   -39.48%     -38.56%       1.79%
            2007                 1.15%    2.65%     12.05     18.79    6,307,570     98,075,890     2.30%       3.74%       1.63%
AMERICAN FUNDS INTERNATIONAL CLASS 2
            2011                 0.65%    3.05%      9.16     20.11    2,328,671     34,308,332   -16.39%     -14.61%       1.70%
            2010                 0.75%    2.85%     10.75     23.75    2,478,687     44,063,816     4.27%       6.27%       2.05%
            2009                 0.90%    2.80%     10.11     22.51    2,522,984     43,087,776    39.12%      41.80%       1.54%
            2008                 0.90%    2.80%      7.28     15.99    2,656,473     32,607,236   -43.72%     -42.76%       2.05%
            2007                 1.10%    2.80%     13.28     28.07    2,417,904     51,430,195    16.88%      18.53%       1.65%
BLACKROCK GLOBAL ALLOCATION V.I. CLASS III
            2011                 0.65%    2.95%     11.47     12.12    3,002,359     35,368,810    -6.35%      -4.36%       3.46%
            2010                 0.75%    2.85%     12.31     12.64    1,106,687     13,806,109     7.00%       8.78%       2.17%
            2009     7/14/09     0.90%    2.55%     11.50     11.62      166,801      1,928,875     0.14%      14.29%       2.55%
DELAWARE VIP DIVERSIFIED INCOME SERVICE CLASS
            2011                 0.65%    2.95%     10.89     15.82    3,337,234     49,236,875     3.17%       5.46%       3.86%
            2010                 0.65%    2.85%     12.70     15.09    3,102,682     44,404,564     4.84%       7.06%       3.98%
            2009                 0.75%    2.85%     12.11     14.16    2,234,856     30,370,661    23.10%      25.71%       5.50%
            2008                 0.75%    2.85%      9.96     11.32    1,774,133     19,410,248    -7.25%      -5.99%       3.65%
            2007                 1.15%    2.50%     10.74     12.06    1,602,126     18,806,780     4.76%       6.08%       2.62%
DELAWARE VIP EMERGING MARKETS SERVICE CLASS
            2011                 0.75%    2.95%      9.04     31.24    1,039,810     16,687,302   -22.21%     -20.60%       1.57%
            2010                 0.75%    2.80%     11.80     39.71      836,850     17,597,531    14.95%      17.33%       0.60%
            2009                 0.75%    2.80%     10.10     34.15      796,327     14,713,375    72.77%      76.34%       0.89%
            2008                 0.75%    2.80%      5.75     19.54      841,109      8,985,568   -53.02%     -52.24%       1.32%
            2007                 1.15%    2.80%     20.03     41.11      715,425     16,791,906    35.16%      36.79%       1.33%
DELAWARE VIP HIGH YIELD STANDARD CLASS
            2011                 1.40%    2.15%     13.83     17.81       36,910        654,742     0.20%       0.96%       8.35%
            2010                 1.40%    2.15%     13.80     17.64       37,087        651,513    12.87%      13.72%       7.83%
            2009                 1.40%    2.15%     12.23     15.51       42,659        659,241    45.81%      46.90%       7.84%
            2008                 1.40%    2.15%      8.39     10.56       59,710        628,708   -25.79%     -25.23%       9.89%
            2007                 1.40%    2.15%     11.30     14.12      113,806      1,606,000     0.61%       1.37%       6.74%
DELAWARE VIP HIGH YIELD SERVICE CLASS
            2011                 0.75%    2.90%     13.07     22.15      835,834     14,546,042    -0.50%       1.56%       8.12%
            2010                 0.75%    2.80%     12.99     21.99      942,467     16,394,024    11.74%      14.05%       7.47%
            2009                 0.75%    2.80%     11.46     19.45      892,462     14,029,082    44.98%      47.54%       7.20%
            2008                 0.75%    2.50%      8.01     13.29      799,471      8,670,568   -26.29%     -25.29%       8.38%
            2007                 1.15%    2.50%     11.15     17.87      804,971     12,037,208     0.01%       1.27%       6.14%
DELAWARE VIP LIMITED-TERM DIVERSIFIED INCOME SERVICE CLASS
            2011                 0.65%    2.85%     10.34     12.13    1,834,871     21,274,247    -0.32%       1.89%       1.60%
            2010                 0.65%    2.85%     10.87     11.90    1,133,102     13,156,486     1.42%       3.62%       2.03%
            2009                 0.65%    2.80%     11.14     11.49      526,246      5,958,645    10.40%      11.88%       3.37%
            2008                 0.65%    1.95%     10.09     10.33      181,814      1,854,976    -2.57%      -1.93%       4.40%
            2007                 1.30%    1.95%     10.36     10.53       50,939        531,398     2.22%       2.89%       4.56%
DELAWARE VIP REIT STANDARD CLASS
            2011                 1.40%    2.15%     11.76     27.69       27,514        753,942     8.60%       9.42%       1.54%
            2010                 1.40%    2.15%     10.83     25.31       31,541        790,420    24.29%      25.22%       2.78%
            2009                 1.40%    2.15%      8.72     20.21       39,856        798,797    20.68%      21.60%       4.80%
            2008                 1.40%    2.15%      7.22     16.62       45,860        756,320   -36.45%     -35.97%       2.50%
            2007                 1.40%    2.15%     11.36     25.95       65,083      1,685,829   -15.77%     -15.14%       1.55%
DELAWARE VIP REIT SERVICE CLASS
            2011                 0.80%    2.85%     11.15     24.77      613,499     11,310,658     7.67%       9.25%       1.31%
            2010                 1.25%    2.70%     10.31     22.12      583,548     10,340,763    23.30%      25.04%       2.68%
            2009                 1.25%    2.65%      8.33     17.76      609,191      8,788,159    20.01%      21.71%       4.37%
            2008                 1.25%    2.65%      7.02     14.65      669,511      8,055,493   -36.98%     -36.09%       2.13%
            2007                 1.25%    2.65%     11.20     23.02      759,282     14,473,638   -16.26%     -15.24%       1.10%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM     MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL       TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN (4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ------------  ---------  ----------  ----------
DELAWARE VIP SMALL CAP VALUE STANDARD CLASS
            2011                 1.40%    2.15%    $12.37    $25.90       30,435   $    779,490    -3.43%      -2.70%       0.51%
            2010                 1.40%    2.15%     12.81     26.62       34,047        896,644    29.46%      30.43%       0.64%
            2009                 1.40%    2.15%      9.90     20.41       46,578        934,628    29.02%      30.00%       1.00%
            2008                 1.40%    2.15%      7.67     15.70       56,909        880,274   -31.37%     -30.85%       0.87%
            2007                 1.40%    2.15%     11.18     22.70       92,807      2,092,893    -8.61%      -7.92%       0.57%
DELAWARE VIP SMALL CAP VALUE SERVICE CLASS
            2011                 0.75%    2.90%     11.28     25.13    1,030,517     18,291,497    -4.36%      -2.33%       0.28%
            2010                 0.75%    2.85%     11.62     25.96      938,813     18,102,120    28.28%      30.93%       0.46%
            2009                 0.75%    2.80%      8.93     20.01      931,387     14,527,468    27.93%      30.58%       0.67%
            2008                 0.75%    2.80%      7.43     15.46      974,434     11,838,703   -32.00%     -30.94%       0.47%
            2007                 1.25%    2.80%     10.96     22.48      877,484     16,093,929    -9.28%      -8.00%       0.25%
DELAWARE VIP SMID CAP GROWTH STANDARD CLASS
            2011                 1.40%    1.40%     12.61     12.61       32,387        408,382     6.63%       6.63%       0.98%
            2010    10/8/10      1.40%    1.40%     11.83     11.83       41,057        485,534    13.41%      13.41%       0.00%
DELAWARE VIP SMID CAP GROWTH SERVICE CLASS
            2011                 0.80%    2.95%      9.98     21.89      369,561      5,919,176     4.92%       6.66%       0.80%
            2010    10/8/10      1.15%    2.80%      9.41     20.62      414,054      6,424,434    12.98%      13.40%       0.00%
DELAWARE VIP TREND STANDARD CLASS
            2009                 1.40%    2.15%      8.75     10.11       56,266        492,868    51.43%      52.58%       0.00%
            2008                 1.40%    2.15%      5.73      6.68       70,014        401,917   -47.87%     -47.48%       0.00%
            2007                 1.40%    2.15%     10.92     10.92      120,331      1,314,699     9.21%       9.21%       0.00%
DELAWARE VIP TREND SERVICE CLASS
            2009                 1.15%    2.80%      7.00     15.33      344,720      3,989,233    50.56%      52.63%       0.00%
            2008                 1.15%    2.50%      4.61     10.09      377,620      2,895,182   -48.18%     -47.46%       0.00%
            2007                 1.15%    2.50%      8.81     19.29      383,460      5,679,592     7.78%       9.09%       0.00%
DELAWARE VIP U.S. GROWTH SERVICE CLASS
            2011                 0.65%    2.95%     10.48     14.65      303,313      3,581,425     5.01%       6.81%       0.05%
            2010                 0.65%    2.35%      9.97     13.85      208,823      2,445,380    10.90%      12.84%       0.00%
            2009                 0.65%    2.45%      8.97     12.39      176,677      1,955,508    39.48%      41.86%       0.00%
            2008                 0.75%    2.45%      6.49      8.81      181,397      1,437,444   -44.24%     -43.57%       0.00%
            2007                 1.25%    2.45%     11.65     15.66      156,638      2,262,095     9.66%      10.98%       0.00%
DELAWARE VIP VALUE STANDARD CLASS
            2011                 1.40%    1.40%     14.19     14.19       14,451        205,051     8.01%       8.01%       2.00%
            2010                 1.40%    1.40%     13.14     13.14       14,051        184,583    14.02%      14.02%       2.87%
            2009                 1.40%    2.15%      9.00     11.52       23,001        263,719    15.45%      16.32%       2.86%
            2008                 1.40%    2.15%      7.79      9.90       32,025        316,031   -34.84%     -34.35%       3.24%
            2007                 1.40%    2.35%     15.09     15.09       41,279        607,986    -4.08%      -4.08%       1.81%
DELAWARE VIP VALUE SERVICE CLASS
            2011                 0.80%    2.95%     10.07     16.98      611,529      8,361,391     6.24%       8.01%       1.67%
            2010                 1.15%    2.80%      9.32     15.80      592,966      7,602,371    12.14%      14.01%       2.22%
            2009                 1.15%    2.80%      8.18     13.92      609,144      6,955,676    14.91%      16.31%       2.93%
            2008                 1.15%    2.35%      7.03     12.02      644,275      6,481,523   -35.12%     -34.33%       2.70%
            2007                 1.15%    2.40%     11.82     18.39      662,680     10,287,813    -5.25%      -4.20%       1.27%
DWS VIP ALTERNATIVE ASSET ALLOCATION PLUS CLASS B
            2011                 1.25%    2.95%     11.71     12.20      166,944      2,001,584    -5.79%      -4.32%       1.48%
            2010                 1.25%    2.80%     12.67     12.75      303,424      3,839,499    10.31%      10.76%       0.41%
            2009     9/2/09      1.25%    1.65%     11.48     11.51        4,328         49,770     1.77%       7.04%       0.00%
DWS VIP EQUITY 500 INDEX CLASS A
            2011                 1.25%    2.60%      8.56     15.15      180,809      2,159,617    -0.53%       0.57%       1.70%
            2010                 1.25%    2.35%      8.54     15.12      200,440      2,341,674    12.04%      13.28%       1.98%
            2009                 1.25%    2.35%      7.57     13.39      296,615      2,899,686    23.39%      24.76%       2.91%
            2008                 1.25%    2.35%      6.09     10.77      366,999      2,872,840   -38.61%     -37.93%       2.52%
            2007                 1.25%    2.35%      9.86     17.42      461,475      5,665,995     3.06%       3.99%       1.55%
DWS VIP EQUITY 500 INDEX CLASS B
            2011                 1.25%    2.75%      9.89     13.84      191,715      2,459,260    -1.01%       0.24%       1.47%
            2010                 1.25%    2.50%      9.96     13.83      238,458      3,086,837    11.69%      13.09%       1.71%
            2009                 1.25%    2.50%      8.90     12.24      293,217      3,362,104    22.92%      24.46%       2.68%
            2008                 1.25%    2.50%      7.29      9.84      343,991      3,199,057   -38.89%     -38.12%       2.22%
            2007                 1.25%    2.50%     11.96     15.92      401,406      6,007,428     2.54%       3.73%       1.23%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM     MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL       TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN (4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ------------  ---------  ----------  ----------
DWS VIP SMALL CAP INDEX CLASS A
            2011                 1.25%    2.35%    $10.83    $20.02       30,046   $    553,928    -6.64%      -5.60%       0.90%
            2010                 1.25%    2.35%     11.60     21.28       30,668        592,306    23.47%      24.82%       0.97%
            2009                 1.25%    2.35%      9.39     17.11       43,175        663,838    23.64%      25.00%       1.87%
            2008                 1.25%    2.35%      7.60     13.73       54,740        674,464   -35.66%     -34.94%       1.65%
            2007                 1.25%    2.35%     17.94     21.18       70,714      1,331,470    -3.55%      -3.12%       0.89%
DWS VIP SMALL CAP INDEX CLASS B
            2011                 1.25%    2.55%     10.52     17.00       97,646      1,468,329    -6.98%      -5.76%       0.61%
            2010                 1.25%    2.55%     11.79     18.06      119,903      1,946,989    23.43%      24.54%       0.64%
            2009                 1.25%    2.15%      9.52     14.52      145,827      1,868,669    23.58%      24.70%       1.63%
            2008                 1.25%    2.80%      7.41     11.65      174,996      1,833,481   -36.14%     -35.14%       1.40%
            2007                 1.25%    2.80%     11.90     17.98      198,271      3,271,806    -4.05%      -3.38%       0.59%
FIDELITY VIP CONTRAFUND SERVICE CLASS 2
            2011                 0.65%    3.05%      9.95     17.22    2,896,162     39,661,867    -5.52%      -3.41%       0.81%
            2010                 0.65%    2.85%     10.32     17.94    2,771,410     40,250,191    13.64%      16.17%       1.05%
            2009                 0.65%    2.85%      8.91     15.59    2,662,898     34,236,601    31.66%      34.60%       1.20%
            2008                 0.65%    2.85%      7.04     11.69    2,681,682     26,189,519   -44.28%     -43.32%       0.89%
            2007                 1.10%    2.80%     13.90     20.73    2,079,333     36,955,326    14.41%      15.85%       0.90%
FIDELITY VIP EQUITY-INCOME INITIAL CLASS
            2011                 1.40%    2.35%      9.76     11.91       46,745        555,101    -1.38%      -0.43%       2.49%
            2010                 1.40%    2.35%      9.90     11.97       49,458        589,945    12.48%      13.55%       1.65%
            2009                 1.40%    2.35%      8.80     10.54       62,920        661,398    27.18%      28.40%       2.23%
            2008                 1.40%    2.35%      8.21      8.21       81,512        667,683   -43.45%     -43.45%       2.09%
            2007                 1.40%    1.40%     14.51     14.51      120,210      1,744,766     0.12%       0.12%       1.65%
FIDELITY VIP EQUITY-INCOME SERVICE CLASS 2
            2011                 1.25%    2.80%      9.21     14.86      122,060      1,677,157    -1.83%      -0.60%       2.10%
            2010                 1.25%    2.50%      9.38     15.00      147,513      2,043,346    12.08%      13.49%       1.54%
            2009                 1.25%    2.50%      8.66     13.27      179,710      2,192,506    26.74%      28.27%       2.00%
            2008                 1.25%    2.45%      6.83     10.38      216,604      2,067,281   -44.20%     -43.52%       2.32%
            2007                 1.25%    2.45%     12.25     18.44      224,248      3,808,352    -1.18%       0.01%       1.50%
FIDELITY VIP GROWTH INITIAL CLASS
            2011                 1.40%    1.40%      7.69      7.69       25,067        192,865    -1.19%      -1.19%       0.35%
            2010                 1.40%    1.40%      7.79      7.79       27,910        217,326    22.45%      22.45%       0.26%
            2009                 1.40%    2.15%      6.36      8.95       35,005        223,539    25.56%      26.50%       0.44%
            2008                 1.40%    2.15%      5.03      7.13       38,421        193,967   -48.29%     -47.90%       0.57%
            2007                 1.40%    2.15%      9.65      9.65       70,056        677,742    25.20%      25.20%       0.83%
FIDELITY VIP GROWTH SERVICE CLASS 2
            2011                 0.75%    2.70%      6.47     14.48      305,798      3,317,526    -2.55%      -0.78%       0.14%
            2010                 0.75%    2.55%      6.58     14.72      274,884      3,089,942    20.87%      22.93%       0.03%
            2009                 0.75%    2.45%      5.40     12.07      263,703      2,462,291    25.12%      26.51%       0.20%
            2008                 1.15%    2.25%      4.29      9.59      302,246      2,237,876   -48.33%     -47.91%       0.60%
            2007                 1.15%    1.95%      8.28     18.49      301,473      4,348,313    24.28%      25.09%       0.36%
FIDELITY VIP MID CAP SERVICE CLASS 2
            2011                 0.65%    3.05%     10.80     13.49    1,793,158     23,363,282   -13.32%     -11.43%       0.02%
            2010                 0.65%    2.80%     12.22     15.32    1,492,380     22,285,551    25.02%      27.61%       0.13%
            2009                 0.75%    2.80%      9.59     12.06    1,489,715     17,620,587    35.89%      38.70%       0.49%
            2008                 0.75%    2.80%      7.18      8.74    1,388,995     11,957,576   -41.28%     -40.30%       0.24%
            2007                 1.15%    2.80%     14.39     14.64      962,202     13,951,114    13.11%      13.85%       0.51%
FIDELITY VIP OVERSEAS INITIAL CLASS
            2011                 1.40%    1.40%      8.97      8.97        8,754         78,555   -18.32%     -18.32%       1.36%
            2010                 1.40%    1.40%     10.99     10.99        9,204        101,129    11.55%      11.55%       1.39%
            2009                 1.40%    1.40%      9.85      9.85       10,064         99,119    24.77%      24.77%       1.91%
            2008                 1.40%    1.40%      7.89      7.89       15,030        118,640   -44.59%     -44.59%       2.36%
            2007                 1.40%    1.40%     14.24     14.24       21,890        311,796    15.68%      15.68%       3.80%
FIDELITY VIP OVERSEAS SERVICE CLASS 2
            2011                 1.15%    2.60%      7.86     15.75      256,401      3,216,234   -19.38%     -18.29%       1.00%
            2010                 1.15%    2.50%      9.67     19.36      258,604      4,156,534    10.05%      11.54%       1.14%
            2009                 1.15%    2.50%      8.71     17.43      294,153      4,350,399    23.16%      24.78%       1.92%
            2008                 1.15%    2.45%      7.01     14.03      324,270      3,816,208   -45.32%     -44.60%       2.48%
            2007                 1.15%    2.45%     12.73     25.45      324,398      6,909,696    14.22%      15.60%       2.99%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM     MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL       TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN (4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ------------  ---------  ----------  ----------
FTVIPT FRANKLIN INCOME SECURITIES CLASS 2
            2011                 0.65%    2.95%    $11.03    $12.07    2,116,041   $ 24,843,072    -0.49%       1.72%       5.75%
            2010                 0.65%    2.85%     10.97     11.93    2,212,406     25,815,263     9.51%      11.95%       6.44%
            2009                 0.65%    2.85%      9.82     10.72    2,120,385     22,357,290    31.79%      34.58%       8.12%
            2008                 0.75%    2.85%      7.65      8.01    2,047,115     16,199,724   -31.50%     -30.43%       5.54%
            2007                 1.10%    2.65%     11.40     11.52    1,530,443     17,518,324     1.75%       2.42%       3.05%
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES CLASS 2
            2011                 0.65%    2.80%      7.88     19.42      567,271      7,748,218    -7.46%      -5.45%       0.00%
            2010                 0.65%    2.80%      8.42     20.74      629,793      9,300,368    24.10%      26.80%       0.00%
            2009                 0.65%    2.80%      6.70     16.51      680,642      7,975,242    39.61%      42.66%       0.00%
            2008                 0.65%    2.80%      4.75     11.68      653,596      5,415,804   -43.89%     -43.21%       0.00%
            2007                 1.25%    2.50%      8.39     20.65      543,045      7,876,469     8.55%       9.86%       0.00%
FTVIPT MUTUAL SHARES SECURITIES CLASS 2
            2011                 0.65%    2.95%      8.78     10.61    2,052,964     19,162,940    -3.78%      -1.68%       2.40%
            2010                 0.65%    2.80%      9.02      9.80    1,887,560     18,048,001     8.13%      10.47%       1.63%
            2009                 0.65%    2.80%      8.19      8.93    1,674,952     14,663,495    22.57%      25.23%       1.97%
            2008                 0.65%    2.80%      6.95      7.17    1,526,955     10,807,864   -38.63%     -37.83%       3.26%
            2007                 1.15%    2.45%     11.41     11.54    1,121,020     12,853,330     1.50%       2.21%       1.34%
FTVIPT TEMPLETON GLOBAL BOND SECURITIES CLASS 2
            2011                 0.65%    2.95%     14.84     16.43      931,664     14,854,367    -3.61%      -1.51%       5.64%
            2010                 0.65%    2.80%     15.40     16.79    1,042,826     17,080,105    11.29%      13.71%       1.40%
            2009                 0.65%    2.80%     13.84     14.85    1,148,034     16,699,762    15.41%      17.90%      14.48%
            2008                 0.65%    2.80%     11.99     12.67    1,043,672     13,020,428     3.27%       4.99%       3.68%
            2007                 1.15%    2.80%     11.65     12.08      591,791      7,076,938     8.10%       9.62%       2.53%
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 2
            2011                 1.25%    2.75%      8.70     14.42      326,845      3,889,903    -9.32%      -8.13%       1.34%
            2010                 1.25%    2.55%      9.59     15.75      388,040      5,102,032     4.70%       6.06%       1.36%
            2009                 1.25%    2.55%      9.16     14.90      445,634      5,522,806    27.80%      29.47%       3.19%
            2008                 1.25%    2.55%      7.17     11.55      522,721      5,040,454   -43.78%     -43.04%       1.82%
            2007                 1.25%    2.55%     12.80     20.35      588,977     10,005,432    -0.08%       1.08%       1.38%
GOLDMAN SACHS VIT LARGE CAP VALUE SERVICE CLASS
            2011                 0.65%    2.20%     10.07     12.36      125,830      1,468,542    -9.29%      -7.87%       1.31%
            2010                 0.65%    2.20%     13.13     13.39       64,486        857,331     9.08%      10.06%       1.30%
            2009     5/19/09     0.75%    1.65%     12.04     12.16        9,804        119,035     0.99%      21.16%       4.21%
INVESCO V.I. CAPITAL APPRECIATION SERIES I
            2011                 1.40%    2.60%      3.79     10.61       27,990        137,286    -9.83%      -9.19%       0.15%
            2010                 1.40%    2.10%      4.19      4.86       36,269        177,636    13.60%      13.88%       0.78%
            2009                 1.40%    1.65%      3.69      4.27       44,985        179,686    19.10%      19.40%       0.62%
            2008                 1.40%    1.65%      3.10      3.57       53,514        181,176   -43.44%     -43.29%       0.00%
            2007                 1.40%    1.65%      5.47      6.30       67,058        405,234    10.18%      10.46%       0.00%
INVESCO V.I. CAPITAL APPRECIATION SERIES II
            2011                 1.40%    1.70%      8.55     11.85        6,580         60,748    -9.66%      -9.39%       0.00%
            2010                 1.40%    1.70%      9.47     13.11        6,814         69,484    13.27%      13.61%       0.54%
            2009                 1.25%    1.70%      8.36     11.56        9,168         86,254    18.69%      19.22%       0.28%
            2008                 1.25%    1.70%      7.04      9.73       10,047         80,198   -43.60%     -43.34%       0.00%
            2007                 1.25%    1.70%     12.48     17.23       10,820        153,703     9.85%      10.35%       0.00%
INVESCO V.I. CORE EQUITY SERIES I
            2011                 1.40%    1.65%      7.38      8.02       48,973        382,029    -1.70%      -1.45%       0.95%
            2010                 1.40%    1.65%      7.50      8.13       52,914        419,992     7.76%       8.03%       0.94%
            2009                 1.40%    2.15%      6.96     10.76       72,234        533,456    25.57%      26.51%       1.73%
            2008                 1.40%    2.15%      5.52      8.57       95,576        560,729   -31.63%     -31.11%       1.90%
            2007                 1.40%    2.15%      8.03      8.64      126,614      1,079,752     6.35%       6.61%       0.97%
INVESCO V.I. CORE EQUITY SERIES II
            2011                 1.40%    1.60%     11.43     15.01          629          8,279    -1.88%      -1.68%       0.83%
            2010                 1.40%    1.60%     11.63     15.30          666          9,230     7.53%       7.74%       0.45%
            2009                 1.40%    1.60%     10.79     14.23        1,430         16,483    25.96%      26.21%       0.94%
            2008                 1.40%    1.60%      8.55     11.29        4,155         36,379   -31.44%     -31.30%       1.93%
            2007                 1.40%    1.60%     12.45     16.47        4,100         52,247     6.16%       6.38%       1.02%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM     MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL       TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN (4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ------------  ---------  ----------  ----------
INVESCO V.I. INTERNATIONAL GROWTH SERIES I
            2011                 1.40%    1.40%    $11.70    $11.70        9,374   $    109,643    -8.04%      -8.04%       1.54%
            2010                 1.40%    1.40%     12.72     12.72        9,649        122,723    11.30%      11.30%       2.33%
            2009                 1.40%    1.40%     11.43     11.43       10,020        114,506    33.36%      33.36%       1.21%
            2008                 1.40%    1.65%      7.52      8.57       21,030        178,491   -41.36%     -41.21%       0.41%
            2007                 1.40%    1.65%     12.83     14.58       35,278        511,337    12.84%      13.12%       0.35%
INVESCO V.I. INTERNATIONAL GROWTH SERIES II
            2011                 1.40%    1.70%     17.32     21.00       10,202        199,478    -8.56%      -8.29%       1.16%
            2010                 1.40%    1.70%     18.95     22.94       10,304        219,863    10.71%      11.04%       1.81%
            2009                 1.40%    1.70%     17.11     20.70       10,720        205,627    32.63%      33.04%       1.41%
            2008                 1.40%    1.70%     12.90     15.59       11,997        171,182   -41.55%     -41.37%       0.40%
            2007                 1.35%    1.70%     22.07     26.65       16,233        396,637    12.52%      12.91%       0.37%
JANUS ASPEN SERIES BALANCED SERVICE CLASS
            2011                 1.35%    1.70%     15.64     16.36       39,014        622,262    -0.35%      -0.01%       2.16%
            2010                 1.35%    1.70%     15.70     16.40       40,823        653,622     6.30%       6.67%       2.46%
            2009                 1.35%    1.70%     14.77     15.42       49,333        742,768    23.47%      23.90%       2.53%
            2008                 1.25%    1.70%     11.96     12.47       75,551        924,265   -17.48%     -17.10%       2.48%
            2007                 1.25%    1.70%     14.47     15.10       70,061      1,030,575     8.43%       8.92%       2.15%
JANUS ASPEN SERIES ENTERPRISE SERVICE CLASS
            2011                 1.25%    1.70%     17.32     22.25       27,036        542,131    -3.31%      -2.87%       0.00%
            2010                 1.25%    1.70%     17.92     22.99       31,864        663,530    23.41%      23.96%       0.00%
            2009                 1.25%    1.70%     14.52     18.61       46,217        765,293    42.01%      42.65%       0.00%
            2008                 1.25%    1.70%     10.22     13.09       51,127        592,797   -44.80%     -44.56%       0.06%
            2007                 1.25%    1.70%     18.52     23.69       60,422      1,261,161    19.69%      20.23%       0.07%
JANUS ASPEN SERIES WORLDWIDE SERVICE CLASS
            2011                 1.40%    1.60%      9.86     11.85          984         11,247   -15.36%     -15.18%       0.44%
            2010                 1.40%    1.60%     13.71     14.00        1,495         20,304    13.69%      13.86%       0.46%
            2009                 1.45%    1.60%     12.05     12.31        1,419         17,207    35.23%      35.43%       1.21%
            2008                 1.45%    1.60%      8.90      9.11        1,834         16,488   -45.69%     -45.60%       0.96%
            2007                 1.45%    1.60%     16.37     16.77        2,474         41,084     7.63%       7.79%       0.57%
LVIP AMERICAN GLOBAL GROWTH SERVICE CLASS II
            2011                 1.25%    2.70%     10.99     11.09      127,945      1,409,213   -10.97%     -10.43%       0.09%
            2010    11/29/10     1.30%    1.90%     12.34     12.38       10,447        129,265     1.13%       5.76%       0.00%
LVIP AMERICAN GLOBAL SMALL CAPITALIZATION SERVICE CLASS II
            2011                 1.15%    2.70%     10.06     10.15      138,964      1,404,041   -21.00%     -20.52%       0.90%
            2010    11/23/10     1.30%    1.90%     12.73     12.77        5,921         75,551     1.82%       5.45%       0.00%
LVIP AMERICAN GROWTH SERVICE CLASS II
            2011                 1.25%    2.95%     11.65     11.76      331,443      3,874,337    -6.47%      -5.91%       0.06%
            2010    11/19/10     1.30%    1.90%     12.46     12.50       31,890        397,998     1.80%       6.38%       0.00%
LVIP AMERICAN GROWTH-INCOME SERVICE CLASS II
            2011                 1.25%    2.95%     11.65     11.76      323,320      3,771,189    -4.07%      -3.50%       0.12%
            2010    11/22/10     1.30%    1.90%     12.14     12.18       30,537        371,435     0.85%       4.53%       0.00%
LVIP AMERICAN INTERNATIONAL SERVICE CLASS II
            2011                 1.25%    2.90%     10.29     10.38      269,042      2,773,266   -15.94%     -15.43%       0.10%
            2010    12/2/10      1.30%    1.90%     12.24     12.27       10,767        132,078     1.02%       1.95%       0.00%
LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
            2011                 0.75%    2.95%     10.49     11.44      714,612      7,950,911     1.15%       3.25%       0.00%
            2010                 0.75%    2.80%     10.37     11.14      672,638      7,321,779    22.90%      25.44%       0.00%
            2009                 0.75%    2.80%      8.50      8.92      595,873      5,229,059    34.84%      37.28%       0.00%
            2008                 0.75%    2.55%      6.32      6.53      568,879      3,672,296   -40.67%     -39.89%       0.00%
            2007                 1.25%    2.55%     10.75     10.86      326,226      3,521,020     1.42%       2.08%       0.00%
LVIP BLACKROCK INFLATION PROTECTED BOND SERVICE CLASS
            2011                 0.80%    3.05%     10.94     11.17    1,085,655     12,052,355     9.01%      10.43%       3.08%
            2010    11/18/10     1.30%    2.60%     10.04     10.12      114,500      1,156,079    -2.28%       1.08%       0.91%
LVIP CAPITAL GROWTH SERVICE CLASS
            2011                 0.65%    2.60%      8.11     10.50      255,031      2,256,322   -11.53%      -9.83%       0.00%
            2010                 0.65%    2.55%      9.17      9.82      182,917      1,759,064    15.68%      17.92%       0.00%
            2009                 0.65%    2.70%      7.95      8.31      108,531        886,634    31.27%      33.52%       0.07%
            2008                 0.75%    2.45%      6.05      6.17       90,952        558,156   -43.14%     -42.46%       0.00%
            2007     7/11/07     1.25%    2.45%     10.65     10.73       61,679        660,009    -0.91%       9.07%       0.00%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM     MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL       TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN (4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ------------  ---------  ----------  ----------
LVIP COHEN & STEERS GLOBAL REAL ESTATE SERVICE CLASS
            2011                 0.80%    2.95%    $ 6.22    $ 6.79      866,351   $  5,694,866   -11.42%      -9.71%       0.00%
            2010                 0.90%    2.80%      7.02      7.52      730,226      5,337,719    14.42%      16.61%       0.00%
            2009                 0.90%    2.80%      6.17      6.40      647,497      4,093,020    33.96%      35.92%       0.00%
            2008                 1.15%    2.60%      4.65      4.71      489,716      2,289,889   -43.30%     -42.84%       1.35%
            2007     6/6/07      1.15%    1.95%      8.20      8.24      193,702      1,591,943   -16.26%      -4.06%       0.58%
LVIP COLUMBIA VALUE OPPORTUNITIES SERVICE CLASS
            2011                 1.05%    2.85%      8.39      8.89      116,891      1,019,808    -4.47%      -3.27%       0.00%
            2010                 1.30%    2.55%      8.83      9.19       87,323        790,627    21.50%      22.84%       0.00%
            2009                 1.30%    2.40%      7.37      7.46       58,275        431,485    22.01%      22.63%       0.36%
            2008                 1.40%    1.90%      6.06      6.09       56,185        340,393   -35.21%     -35.05%       0.26%
            2007     7/11/07     1.30%    1.65%      9.36      9.38       14,899        139,493    -7.59%      -2.38%       0.83%
LVIP DELAWARE BOND STANDARD CLASS
            2011                 1.25%    2.80%     12.49     19.57      671,512     11,251,111     4.82%       6.30%       3.30%
            2010                 1.25%    2.65%     11.91     18.43      790,437     12,528,566     5.65%       7.14%       3.17%
            2009                 1.25%    2.65%     11.28     17.23      939,493     14,140,359    15.79%      17.42%       4.00%
            2008                 1.25%    2.65%      9.74     14.70    1,155,221     14,987,636    -5.46%      -4.13%       4.02%
            2007                 1.25%    2.65%     10.38     15.35    1,662,099     22,254,222     3.00%       4.14%       4.82%
LVIP DELAWARE BOND SERVICE CLASS
            2011                 0.65%    2.95%     10.98     14.14    4,320,019     57,660,438     4.30%       6.56%       3.20%
            2010                 0.65%    2.80%     11.62     13.36    3,666,301     46,866,116     5.13%       7.42%       2.95%
            2009                 0.65%    2.80%     11.18     12.53    3,621,392     43,880,347    15.50%      17.71%       4.59%
            2008                 0.65%    2.55%      9.68     10.72    3,005,756     31,297,680    -5.70%      -4.46%       4.60%
            2007                 1.25%    2.55%     10.29     11.23    2,689,617     29,591,599     2.63%       3.86%       4.88%
LVIP DELAWARE DIVERSIFIED FLOATING RATE SERVICE CLASS
            2011                 0.80%    2.90%      9.68      9.88      538,092      5,281,610    -2.99%      -1.77%       2.35%
            2010    11/23/10     1.30%    2.55%      9.98     10.06       79,582        798,262    -0.05%       0.03%       0.44%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION STANDARD CLASS
            2011                 1.25%    2.45%     10.77     15.51       19,339        280,500    -4.40%      -3.24%       1.96%
            2010                 1.25%    2.45%     11.27     16.08       24,404        368,235     9.77%      11.09%       2.54%
            2009                 1.25%    2.45%     10.26     14.53       32,353        438,586    28.79%      30.35%       1.67%
            2008                 1.25%    2.45%      7.97     11.19       37,992        395,662   -34.84%     -34.05%       6.34%
            2007                 1.25%    2.45%     15.49     17.02       43,064        681,725     4.58%       5.05%       1.68%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION SERVICE CLASS
            2011                 1.25%    2.80%     10.35     14.28      211,759      2,709,839    -4.97%      -3.49%       1.76%
            2010                 1.25%    2.85%     10.87     14.88      264,021      3,524,951     9.05%      10.81%       2.47%
            2009                 1.25%    2.85%      9.96     13.44      283,186      3,425,915    27.96%      29.96%       1.47%
            2008                 1.30%    2.85%      7.87     10.35      294,315      2,777,935   -35.07%     -34.25%       7.85%
            2007                 1.30%    2.55%     12.36     15.74      182,399      2,741,873     4.12%       4.74%       1.57%
LVIP DELAWARE GROWTH AND INCOME SERVICE CLASS
            2011                 0.75%    2.55%      9.32     10.28      180,122      1,810,353    -1.70%       0.09%       0.79%
            2010                 0.75%    2.55%      9.32     10.33      149,036      1,509,371     9.71%      11.70%       0.68%
            2009                 0.75%    2.55%      8.75      9.30      128,534      1,178,088    21.36%      22.63%       0.96%
            2008                 1.30%    2.35%      7.31      7.58       93,226        699,617   -37.49%     -36.82%       1.09%
            2007                 1.30%    2.35%     11.82     12.00       65,174        776,638     3.86%       4.49%       1.11%
LVIP DELAWARE SOCIAL AWARENESS STANDARD CLASS
            2011                 1.25%    2.60%     13.92     16.76       47,269        720,749    -1.45%      -0.61%       0.74%
            2010                 1.25%    2.10%     14.07     16.93       52,379        815,938     9.69%      10.18%       0.59%
            2009                 1.25%    1.70%     12.83     15.41       62,558        887,698    27.81%      28.39%       0.70%
            2008                 1.25%    1.70%     10.04     12.05       66,181        737,175   -35.52%     -35.23%       0.84%
            2007                 1.25%    1.70%     15.57     18.67       79,036      1,366,209     1.23%       1.69%       0.84%
LVIP DELAWARE SOCIAL AWARENESS SERVICE CLASS
            2011                 0.75%    2.90%      9.43     15.05      178,709      2,336,775    -2.24%      -0.46%       0.42%
            2010                 0.75%    2.55%      9.47     15.21      162,869      2,248,485     8.60%      10.35%       0.25%
            2009                 0.75%    2.45%      8.58     13.86      193,793      2,474,240    26.41%      28.57%       0.36%
            2008                 0.75%    2.45%      7.49     10.85      217,703      2,187,066   -36.23%     -35.45%       0.58%
            2007                 1.25%    2.45%     11.74     16.82      206,066      3,349,982     0.22%       1.38%       0.64%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM     MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL       TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN (4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ------------  ---------  ----------  ----------
LVIP DELAWARE SPECIAL OPPORTUNITIES SERVICE CLASS
            2011                 0.80%    2.95%    $ 8.28    $ 8.80      232,336   $  2,001,697    -7.91%      -6.71%       0.00%
            2010                 1.25%    2.55%      9.19      9.43      141,879      1,310,134    27.66%      28.56%       0.39%
            2009                 1.25%    2.50%      7.21      7.33      166,672      1,208,196    27.54%      28.37%       0.93%
            2008                 1.25%    1.90%      5.65      5.71       63,135        358,094   -38.05%     -37.64%       1.06%
            2007     7/16/07     1.25%    1.90%      9.13      9.16       28,868        263,794    -9.30%       0.42%       0.69%
LVIP DIMENSIONAL NON-U.S. EQUITY SERVICE CLASS
            2011     6/8/11      1.10%    2.55%      8.25      8.33       64,951        539,196   -18.01%       6.23%       0.14%
LVIP DIMENSIONAL U.S. EQUITY SERVICE CLASS
            2011     6/8/11      1.10%    1.90%      9.34      9.39       66,209        619,972    -7.18%      11.21%       0.00%
LVIP DIMENSIONAL/VANGUARD TOTAL BOND SERVICE CLASS
            2011     6/7/11      1.05%    2.95%     10.26     10.38      605,794      6,263,544    -0.07%       3.54%       0.19%
LVIP GLOBAL INCOME SERVICE CLASS
            2011                 0.75%    2.95%     11.04     11.66    1,262,369     14,310,639    -2.01%       0.07%       4.80%
            2010                 0.75%    2.85%     11.27     11.66      655,511      7,511,475     6.40%       8.61%       3.82%
            2009     7/10/09     0.75%    2.80%     10.60     10.73      127,526      1,359,469    -2.16%       5.43%       2.66%
LVIP JANUS CAPITAL APPRECIATION STANDARD CLASS
            2011                 1.25%    2.70%     11.82     14.54        9,207        111,981    -7.27%      -6.86%       0.24%
            2010                 1.25%    1.70%     12.74     15.66        8,961        121,493     9.47%       9.96%       0.70%
            2009                 1.25%    1.70%     11.64     14.29       10,258        125,584    36.19%      36.80%       0.77%
            2008                 1.25%    1.70%      8.55     10.48       13,433        121,269   -41.82%     -41.56%       0.67%
            2007                 1.25%    1.70%     14.69     18.00       14,679        228,839    18.39%      18.92%       0.26%
LVIP JANUS CAPITAL APPRECIATION SERVICE CLASS
            2011                 1.15%    2.95%      9.84     13.34      121,650      1,446,792    -8.53%      -7.00%       0.00%
            2010                 1.15%    2.80%     10.76     14.38      131,778      1,721,907     8.01%       9.81%       0.54%
            2009                 1.15%    2.80%     10.37     13.17      117,578      1,450,153    35.57%      36.59%       0.89%
            2008                 1.15%    1.90%      7.59      9.66      103,965        953,011   -42.08%     -41.64%       0.56%
            2007                 1.15%    1.90%     13.42     16.59       64,821      1,023,651    17.85%      18.56%       0.08%
LVIP JPMORGAN HIGH YIELD SERVICE CLASS
            2011                 1.05%    2.95%     10.85     10.96      323,764      3,530,487     0.60%       1.21%       7.32%
            2010    11/19/10     1.30%    1.90%     10.78     10.83       12,833        138,587     0.54%       0.76%       1.01%
LVIP MFS INTERNATIONAL GROWTH SERVICE CLASS
            2011                 0.65%    2.70%      6.96     11.04      412,107      3,056,730   -12.50%     -10.68%       2.72%
            2010                 0.65%    2.70%      7.95      8.53      359,169      2,972,670     9.82%      11.98%       0.57%
            2009                 0.75%    2.70%      7.33      7.62      271,562      2,021,186    32.50%      34.50%       0.72%
            2008                 0.75%    2.25%      5.56      5.63      229,810      1,282,862   -50.03%     -49.63%       1.08%
            2007     6/8/07      1.10%    1.90%     11.13     11.18       81,977        913,932    -5.48%      22.98%       0.80%
LVIP MFS VALUE SERVICE CLASS
            2011                 0.65%    2.80%      7.79     10.79    1,261,992     10,575,160    -3.10%      -1.00%       1.29%
            2010                 0.65%    2.80%      8.04      8.69      942,376      7,930,493     8.24%      10.59%       1.19%
            2009                 0.65%    2.80%      7.50      7.86      597,763      4,580,700    17.75%      19.89%       1.44%
            2008                 0.65%    2.45%      6.42      6.51      370,870      2,393,206   -33.76%     -33.20%       1.26%
            2007     6/26/07     1.10%    1.95%      9.69      9.74      103,062      1,000,521    -3.80%       5.03%       0.91%
LVIP MID-CAP VALUE SERVICE CLASS
            2011                 0.75%    2.85%      7.19      7.92      427,742      3,244,684   -12.09%     -10.22%       0.00%
            2010                 0.75%    2.85%      8.19      8.77      349,617      2,979,731    20.18%      22.48%       0.01%
            2009                 0.90%    2.80%      6.97      7.11      268,417      1,882,270    39.34%      40.46%       0.31%
            2008                 1.15%    1.95%      5.00      5.06      219,819      1,103,680   -42.00%     -41.53%       0.11%
            2007     6/6/07      1.15%    1.95%      8.62      8.66      108,268        934,705   -13.49%       1.46%       0.28%
LVIP MONDRIAN INTERNATIONAL VALUE STANDARD CLASS
            2011                 1.25%    2.55%     10.43     19.18       92,986      1,672,493    -6.53%      -5.41%       3.11%
            2010                 1.25%    2.45%     11.16     20.35       91,896      1,789,661    -0.01%       1.19%       2.98%
            2009                 1.25%    2.45%     11.16     20.18      117,151      2,267,726    18.29%      19.73%       3.31%
            2008                 1.25%    2.45%      9.44     16.92      133,119      2,154,235   -38.19%     -37.44%       4.74%
            2007                 1.25%    2.45%     24.39     27.14      156,638      4,042,481     9.61%      10.10%       2.00%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM     MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL       TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN (4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ------------  ---------  ----------  ----------
LVIP MONDRIAN INTERNATIONAL VALUE SERVICE CLASS
            2011                 0.75%    2.95%    $ 8.38    $17.21      465,747   $  6,629,211    -7.09%      -5.17%       2.81%
            2010                 0.75%    2.80%     10.55     18.25      477,244      7,448,268    -0.61%       0.94%       3.01%
            2009                 1.25%    2.80%     10.55     18.10      525,340      8,335,441    17.58%      19.42%       3.13%
            2008                 1.25%    2.80%      9.34     15.17      541,088      7,326,395   -38.37%     -37.60%       4.75%
            2007                 1.25%    2.50%     15.15     24.34      535,964     11,895,716     8.46%       9.83%       1.86%
LVIP MONEY MARKET STANDARD CLASS
            2011                 1.25%    2.45%      9.78     10.98      317,927      3,378,567    -2.41%      -1.21%       0.03%
            2010                 1.25%    2.45%     10.02     11.13      351,694      3,791,835    -2.39%      -1.20%       0.05%
            2009                 1.25%    2.45%     10.27     11.28      586,054      6,399,225    -2.13%      -0.94%       0.32%
            2008                 1.25%    2.45%     10.49     11.40      920,631     10,085,363    -0.13%       1.07%       2.22%
            2007                 1.25%    2.45%     10.51     11.30      567,676      6,288,607     2.41%       3.66%       4.85%
LVIP MONEY MARKET SERVICE CLASS
            2011                 0.75%    2.90%      9.46     10.47    1,518,418     15,248,538    -2.73%      -0.72%       0.03%
            2010                 0.75%    2.80%      9.72     10.60    1,453,345     14,882,422    -2.72%      -0.71%       0.04%
            2009                 0.75%    2.80%      9.99     10.73    1,649,506     17,180,141    -2.68%      -0.67%       0.09%
            2008                 0.75%    2.80%     10.34     10.85    2,317,934     24,490,806    -0.38%       0.82%       1.98%
            2007                 1.25%    2.45%     10.33     10.75    1,538,687     16,222,762     2.17%       3.35%       4.58%
LVIP PROTECTED PROFILE 2010 SERVICE CLASS
            2011                 1.30%    2.55%      9.91     10.50       80,430        832,654    -1.55%      -0.31%       0.59%
            2010                 1.30%    2.55%     10.07     10.53       90,394        935,858     8.39%       9.75%       0.86%
            2009                 1.30%    2.55%      9.36      9.60       86,639        822,784    21.34%      22.49%       1.73%
            2008                 1.30%    2.25%      7.71      7.71       64,209        499,512   -25.79%     -25.79%       1.70%
            2007    10/17/07     2.25%    2.25%     10.40     10.40       28,852        299,939     0.06%       0.06%       0.32%
LVIP PROTECTED PROFILE 2020 SERVICE CLASS
            2011                 1.30%    2.55%      9.43      9.99      316,250      3,104,254    -2.57%      -1.34%       0.42%
            2010                 1.25%    2.55%      9.68     10.14       50,353        501,684     8.95%      10.36%       0.66%
            2009                 1.25%    2.55%      9.03      9.18       51,484        466,940    22.99%      23.73%       1.78%
            2008                 1.30%    1.90%      7.39      7.39       32,242        237,153   -28.19%     -28.19%       1.55%
            2007     6/26/07     1.55%    1.55%     10.29     10.29          865          8,896     1.76%       1.76%       0.33%
LVIP PROTECTED PROFILE 2030 SERVICE CLASS
            2011                 1.30%    1.90%      9.43      9.70       40,148        384,876    -2.68%      -2.09%       0.64%
            2010                 1.30%    1.90%      9.69      9.90       42,279        414,905    10.15%      10.81%       0.56%
            2009                 1.30%    1.90%      8.80      8.94       53,848        477,964    25.25%      26.00%       1.46%
            2008                 1.30%    1.90%      7.09      7.09       50,346        356,008   -31.85%     -31.85%       0.81%
            2007    12/14/07     1.30%    1.30%     10.41     10.41          737          7,671     0.86%       0.86%       0.00%
LVIP PROTECTED PROFILE 2040 SERVICE CLASS
            2011                 1.80%    1.80%      8.88      8.88          931          8,275    -3.48%      -3.48%       0.19%
            2010                 1.65%    1.90%      9.17      9.25        8,284         76,452    11.25%      11.53%       0.40%
            2009                 1.60%    1.90%      8.24      8.31       15,520        128,587    28.17%      28.56%       1.27%
            2008                 1.60%    1.90%      6.46      6.46       17,041        109,942   -36.77%     -36.77%       0.11%
            2007    12/11/07     1.65%    1.65%     10.21     10.21          484          4,951    -0.69%      -0.69%       0.00%
LVIP PROTECTED PROFILE CONSERVATIVE SERVICE CLASS
            2011                 0.65%    2.85%     11.62     12.91    1,421,904     17,794,544     0.52%       2.65%       1.93%
            2010                 0.75%    2.85%     11.56     12.64    1,028,388     12,635,635     7.14%       8.86%       3.66%
            2009                 1.25%    2.85%     10.79     11.61      833,593      9,465,517    21.05%      23.00%       4.42%
            2008                 1.25%    2.85%      8.93      9.44      550,326      5,123,736   -20.90%     -19.66%       2.06%
            2007                 1.25%    2.80%     11.56     11.74      373,405      4,342,379     5.48%       6.12%       1.90%
LVIP PROTECTED PROFILE GROWTH SERVICE CLASS
            2011                 0.75%    2.80%     10.25     11.84    1,884,835     21,580,166    -3.00%      -0.99%       1.75%
            2010                 0.75%    2.80%     10.37     12.01    1,687,929     19,727,783     9.33%      11.42%       2.83%
            2009                 0.90%    2.80%     10.08     10.80    1,332,778     14,124,608    25.16%      27.05%       4.24%
            2008                 1.30%    2.80%      8.05      8.50    1,371,009     11,503,260   -35.42%     -34.44%       0.79%
            2007                 1.25%    2.80%     12.57     12.98    1,154,194     14,836,003     6.84%       8.18%       1.52%
LVIP PROTECTED PROFILE MODERATE SERVICE CLASS
            2011                 0.75%    2.90%     11.16     12.49    4,221,992     50,672,579    -1.92%       0.16%       1.62%
            2010                 0.75%    2.85%     11.16     12.54    3,194,946     39,011,600     8.54%      10.68%       2.80%
            2009                 0.90%    2.85%     10.57     11.37    2,881,089     32,177,868    24.14%      26.27%       4.05%
            2008                 1.15%    2.85%      8.39      9.01    3,014,242     26,819,220   -28.87%     -27.65%       1.74%
            2007                 1.15%    2.85%     12.07     12.47    2,497,429     30,859,220     6.31%       7.65%       1.31%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM     MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL       TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN (4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ------------  ---------  ----------  ----------
LVIP SSgA BOND INDEX SERVICE CLASS
            2011                 0.90%    2.95%    $11.26    $12.06    2,870,538   $ 33,548,216     4.12%       6.17%       2.92%
            2010                 0.90%    2.85%     10.83     11.36    2,753,241     30,602,415     2.79%       4.76%       2.14%
            2009                 0.90%    2.80%     10.58     10.79    1,344,495     14,412,752     1.64%       2.97%       2.16%
            2008     7/7/2008    1.25%    2.55%     10.41     10.48      393,102      4,112,314     2.70%       6.05%       0.76%
LVIP SSgA CONSERVATIVE INDEX ALLOCATION SERVICE CLASS
            2011     2/10/11     1.30%    2.95%     10.33     10.57      174,192      1,825,748    -2.93%       3.21%       0.24%
LVIP SSgA CONSERVATIVE STRUCTURED ALLOCATION SERVICE CLASS
            2011                 1.30%    2.70%     10.53     10.53      470,832      4,934,049     1.22%       1.22%       0.21%
            2010    12/8/10      1.30%    1.30%     10.41     10.41        4,856         50,557     1.08%       1.08%       0.00%
LVIP SSgA DEVELOPED INTERNATIONAL 150 SERVICE CLASS
            2011                 0.90%    2.80%      7.74      8.18      513,585      4,122,345   -14.78%     -13.44%       2.26%
            2010                 1.25%    2.80%      9.08      9.45      501,816      4,677,746     4.05%       5.67%       1.25%
            2009                 1.25%    2.80%      8.76      8.94      251,863      2,236,344    40.69%      42.53%       1.71%
            2008     7/16/2008   1.25%    2.55%      6.23      6.27       90,944        569,302   -33.94%      20.38%       1.96%
LVIP SSgA EMERGING MARKETS 100 SERVICE CLASS
            2011                 0.90%    2.95%     11.33     12.11      517,112      6,077,347   -17.50%     -15.92%       2.50%
            2010                 0.90%    2.80%     13.73     14.41      511,545      7,217,769    23.93%      26.79%       1.17%
            2009                 0.90%    2.80%     11.12     11.34      342,441      3,859,425    84.71%      87.12%       1.53%
            2008     7/16/2008   1.25%    2.55%      6.02      6.06       74,056        448,279   -39.37%      21.11%       1.23%
LVIP SSgA GLOBAL TACTICAL ALLOCATION SERVICE CLASS
            2011                 0.80%    2.95%     10.28     10.91    2,158,045     22,926,088    -2.21%      -1.33%       1.44%
            2010                 1.30%    2.20%     10.66     11.06      309,603      3,349,785     6.38%       7.08%       0.79%
            2009                 1.30%    1.95%     10.02     10.32      322,166      3,278,800    27.95%      28.78%       6.47%
            2008                 1.30%    1.95%      7.83      8.02      325,144      2,576,159   -41.77%     -41.38%       0.33%
            2007                 1.25%    1.95%     13.47     13.69      184,558      2,503,334     8.66%       9.37%       0.72%
LVIP SSgA INTERNATIONAL INDEX SERVICE CLASS
            2011                 0.90%    2.85%      6.96      7.44      940,151      6,775,945   -15.01%     -13.37%       1.16%
            2010                 0.90%    2.80%      8.18      8.59      817,811      6,865,472     3.83%       5.82%       1.49%
            2009                 0.90%    2.80%      7.91      8.07      375,412      3,010,040    24.32%      25.95%       1.82%
            2008     7/7/2008    1.25%    2.55%      6.36      6.41      107,278        686,271   -33.64%      18.08%       1.41%
LVIP SSgA LARGE CAP 100 SERVICE CLASS
            2011                 0.90%    2.85%     10.43     11.02      954,164     10,325,255    -0.76%       0.80%       1.32%
            2010                 1.10%    2.80%     10.51     10.93    1,082,247     11,676,876    15.62%      17.42%       1.30%
            2009                 1.25%    2.80%      9.13      9.31      511,442      4,730,638    31.56%      33.28%       1.48%
            2008     7/16/2008   1.25%    2.55%      6.94      6.99      165,085      1,150,990   -30.68%      11.67%       0.58%
LVIP SSgA MODERATE INDEX ALLOCATION SERVICE CLASS
            2011                 0.65%    2.90%     10.43     10.43      420,465      4,378,544    -2.11%      -2.11%       0.10%
            2010    12/7/10      1.25%    1.65%     10.65     10.67       48,688        519,247     0.81%       1.34%       0.00%
LVIP SSgA MODERATE STRUCTURED ALLOCATION SERVICE CLASS
            2011                 1.15%    2.95%     10.35     10.44    2,586,633     26,866,567    -1.84%      -1.25%       0.22%
            2010    12/6/10      1.30%    1.90%     10.54     10.57       84,035        886,695     0.91%       1.45%       0.00%
LVIP SSgA MODERATELY AGGRESSIVE INDEX ALLOCATION SERVICE CLASS
            2011                 1.30%    2.95%     10.33     10.37      316,364      3,264,535    -4.28%      -4.04%       0.03%
            2010    12/20/10     1.30%    1.55%     10.79     10.80       18,233        196,856     0.32%       1.01%       0.00%
LVIP SSgA MODERATELY AGGRESSIVE STRUCTURED ALLOCATION SERVICE CLASS
            2011                 1.25%    2.90%     10.42     10.51    1,274,024     13,317,403    -3.84%      -3.26%       0.18%
            2010    11/24/10     1.30%    1.90%     10.84     10.86       78,770        854,596     1.02%       3.08%       0.00%
LVIP SSgA S&P 500 INDEX STANDARD CLASS
            2011                 1.40%    2.35%      9.43     10.04       42,395        402,908    -0.52%       0.43%       0.87%
            2010                 1.40%    2.35%      9.48      9.99       48,434        463,460    12.06%      13.13%       2.00%
            2009                 1.40%    2.35%      8.53      8.83       18,571        161,394    23.43%      24.36%       0.61%
            2008                 1.40%    2.15%      7.10      7.10       32,633        230,929   -38.07%     -38.07%       4.78%
            2007     8/29/07     1.40%    1.40%     11.47     11.47       11,896        136,420     0.43%       0.43%       1.08%
LVIP SSgA S&P 500 INDEX SERVICE CLASS
            2011                 0.80%    2.95%      8.87      9.97    1,931,039     18,608,418    -1.21%       0.69%       0.70%
            2010                 0.90%    2.80%      8.81      9.94    1,808,456     17,453,770    11.29%      13.42%       1.07%
            2009                 0.90%    2.80%      8.28      8.79    1,133,198      9,790,077    22.61%      24.34%       1.33%
            2008                 1.15%    2.55%      6.91      7.06      761,531      5,327,198   -38.53%     -38.16%       5.05%
            2007     4/27/07     1.30%    1.90%     11.25     11.42      158,805      1,798,089    -2.95%       1.07%       1.52%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM     MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL       TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN (4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ------------  ---------  ----------  ----------
LVIP SSgA SMALL-CAP INDEX SERVICE CLASS
            2011                 0.90%    3.05%    $ 8.03    $ 8.79      661,006   $  5,591,990    -7.48%      -5.65%       0.10%
            2010                 0.90%    2.85%      8.70      9.32      645,999      5,842,260    22.40%      24.74%       0.34%
            2009                 0.90%    2.80%      7.15      7.42      465,259      3,409,090    22.48%      24.27%       0.56%
            2008                 1.15%    2.60%      5.90      5.97      315,131      1,868,880   -35.38%     -34.89%       1.26%
            2007     6/6/07      1.15%    1.90%      9.13      9.17       57,359        524,655   -10.18%       1.20%       0.62%
LVIP SSgA SMALL-MID CAP 200 SERVICE CLASS
            2011                 0.90%    2.80%     12.41     13.11      248,780      3,203,267    -5.15%      -3.67%       1.45%
            2010                 1.25%    2.80%     13.09     13.61      243,536      3,270,464    23.92%      25.85%       1.91%
            2009                 1.25%    2.80%     10.60     10.81      134,130      1,440,616    47.48%      49.42%       1.98%
            2008     7/16/2008   1.25%    2.55%      7.19      7.24       37,800        273,108   -32.73%      25.69%       0.76%
LVIP T. ROWE PRICE GROWTH STOCK SERVICE CLASS
            2011                 0.75%    2.90%      8.33      9.16      451,951      3,962,905    -4.60%      -2.63%       0.00%
            2010                 0.75%    2.80%      8.73      9.40      238,999      2,168,082    13.22%      15.57%       0.00%
            2009                 0.75%    2.80%      7.90      8.14      172,515      1,366,963    40.04%      41.66%       0.00%
            2008                 0.75%    1.90%      5.64      5.69      118,843        672,060   -43.08%     -42.74%       0.00%
            2007     8/7/07      1.30%    1.90%      9.91      9.94        8,694         86,268    -4.44%       1.29%       0.19%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH STANDARD CLASS
            2011                 1.40%    2.35%     12.20     19.07        3,454         62,245    -6.10%      -5.21%       0.00%
            2010                 1.40%    2.35%     12.99     20.16        6,068        109,984    25.39%      26.58%       0.00%
            2009                 1.40%    2.35%     10.36     15.96        7,809        114,153    42.94%      44.31%       0.11%
            2008                 1.40%    2.35%      7.25     11.08        6,888         68,297   -44.11%     -43.57%       0.00%
            2007                 1.40%    2.35%     16.04     19.68        7,894        137,685    11.67%      12.01%       0.00%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH SERVICE CLASS
            2011                 0.80%    2.95%     11.02     17.39      209,432      3,110,262    -6.76%      -4.97%       0.00%
            2010                 0.90%    2.80%     11.59     18.38      164,256      2,677,560    24.53%      26.91%       0.00%
            2009                 0.90%    2.80%      9.97     14.55      144,139      1,925,598    43.22%      44.37%       0.00%
            2008                 1.10%    1.90%      6.90     10.10       98,002        930,708   -44.00%     -43.54%       0.00%
            2007                 1.10%    1.90%     13.24     17.94       74,170      1,248,970    11.17%      11.84%       0.00%
LVIP TEMPLETON GROWTH SERVICE CLASS
            2011                 0.65%    2.95%      7.09      7.83      610,143      4,567,332    -6.01%      -3.91%       1.97%
            2010                 0.65%    2.80%      7.54      8.12      531,857      4,174,991     3.37%       5.51%       1.72%
            2009                 0.75%    2.80%      7.35      7.70      490,915      3,688,563    24.60%      26.85%       1.82%
            2008                 0.75%    2.50%      5.96      6.02      414,443      2,478,450   -39.07%     -38.70%       2.15%
            2007     6/5/07      1.30%    1.90%      9.78      9.81      225,785      2,210,571    -3.38%       3.58%       2.46%
LVIP TURNER MID-CAP GROWTH SERVICE CLASS
            2011                 1.15%    2.95%      8.49      9.18      203,299      1,816,660   -10.42%      -8.88%       0.00%
            2010                 1.15%    2.85%      9.50     10.08      150,691      1,480,721    23.43%      25.49%       0.00%
            2009                 1.15%    2.80%      7.80      8.03      135,348      1,065,818    45.19%      46.36%       0.00%
            2008                 1.15%    1.95%      5.37      5.49      128,783        697,056   -50.41%     -50.01%       0.00%
            2007     6/8/07      1.15%    1.95%     10.82     10.98       74,933        815,779    -1.77%      10.12%       0.00%
LVIP VANGUARD DOMESTIC EQUITY ETF SERVICE CLASS
            2011     7/11/11     0.80%    2.60%      9.29      9.40       51,312        480,762    -6.15%      12.32%       0.85%
LVIP VANGUARD INTERNATIONAL EQUITY ETF SERVICE CLASS
            2011     6/29/11     1.30%    2.90%      8.27      8.36       66,049        551,143   -18.35%       2.72%       0.00%
LVIP WELLS FARGO INTRINSIC VALUE SERVICE CLASS
            2011                 0.75%    2.95%      8.79      9.73      149,732      1,417,960    -5.50%      -3.54%       0.80%
            2010                 0.75%    2.80%      9.30     10.14      127,314      1,255,952    14.39%      16.30%       0.72%
            2009                 1.15%    2.80%      8.14      8.73      153,112      1,307,180    20.01%      21.58%       0.96%
            2008                 1.15%    2.45%      6.88      7.19      157,959      1,117,134   -39.97%     -39.25%       1.64%
            2007                 1.25%    2.45%     11.54     11.83       99,520      1,163,327     1.83%       2.79%       1.28%
LORD ABBETT FUNDAMENTAL EQUITY CLASS VC
            2011                 0.75%    2.35%     14.99     15.06        6,335         88,245    -5.34%      -5.20%       0.26%
            2010     5/21/10     0.75%    0.90%     15.83     15.88        2,264         35,937    14.45%      18.64%       0.36%
MFS VIT CORE EQUITY SERVICE CLASS
            2011                 1.40%    2.35%     10.34     15.53        3,363         41,648    -3.57%      -2.65%       0.44%
            2010                 1.40%    2.35%     10.72     15.99        6,602         91,399    14.15%      15.24%       0.91%
            2009                 1.40%    2.35%      9.39     13.90        7,687         91,487    29.17%      30.40%       1.31%
            2008                 1.40%    2.35%      7.27     10.68        8,254         76,056   -40.74%     -40.17%       0.42%
            2007                 1.25%    2.35%     12.27     17.89        9,937        155,994     8.30%       9.49%       0.10%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM     MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL       TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN (4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ------------  ---------  ----------  ----------
MFS VIT GROWTH INITIAL CLASS
            2011                 1.40%    1.40%    $ 7.16    $ 7.16       15,353   $    109,949    -1.71%      -1.71%       0.19%
            2010                 1.40%    1.40%      7.29      7.29       20,823        151,706    13.73%      13.73%       0.12%
            2009                 1.40%    2.15%      6.41     11.45       24,920        163,102    34.75%      35.76%       0.30%
            2008                 1.40%    2.15%      4.72      8.50       29,618        142,578   -38.75%     -38.29%       0.23%
            2007                 1.40%    2.15%      7.65      7.65       42,747        331,875    19.49%      19.49%       0.00%
MFS VIT GROWTH SERVICE CLASS
            2011                 0.80%    2.60%      9.45     17.98       52,354        646,225    -3.06%      -1.84%       0.02%
            2010                 1.30%    2.55%      9.66     18.37       23,294        364,478    12.13%      13.54%       0.00%
            2009                 1.30%    2.55%     12.26     16.23       22,342        310,698    34.75%      35.48%       0.03%
            2008                 1.25%    1.90%      9.22     12.01       17,947        199,968   -38.60%     -38.32%       0.00%
            2007                 1.25%    1.70%      6.61     19.54       21,690        375,989    18.84%      19.38%       0.00%
MFS VIT TOTAL RETURN INITIAL CLASS
            2011                 1.40%    1.40%     14.58     14.58       47,810        697,218     0.36%       0.36%       2.59%
            2010                 1.40%    1.40%     14.53     14.53       56,209        816,796     8.40%       8.40%       2.89%
            2009                 1.40%    2.15%      9.94     13.41       81,281      1,087,744    15.52%      16.39%       3.96%
            2008                 1.40%    2.15%      8.60     11.52      120,074      1,381,280   -23.79%     -23.22%       3.22%
            2007                 1.40%    2.35%     15.00     15.00      165,761      2,475,169     2.77%       2.77%       2.64%
MFS VIT TOTAL RETURN SERVICE CLASS
            2011                 0.65%    2.85%     10.01     14.12    1,135,245     14,538,502    -1.27%       0.93%       2.39%
            2010                 0.65%    2.85%     10.14     14.10    1,198,487     15,470,557     6.55%       8.81%       2.53%
            2009                 0.75%    2.85%      9.39     13.04    1,267,316     15,292,357    14.42%      16.84%       3.18%
            2008                 0.75%    2.85%      8.33     11.25    1,166,594     12,218,673   -24.47%     -23.29%       2.86%
            2007                 1.25%    2.80%     11.13     14.72    1,244,701     17,178,371     1.42%       2.64%       2.24%
MFS VIT UTILITIES INITIAL CLASS
            2011                 1.40%    1.40%     19.04     19.04       25,620        487,714     5.30%       5.30%       3.20%
            2010                 1.40%    1.40%     18.08     18.08       32,317        584,237    12.23%      12.23%       3.18%
            2009                 1.40%    1.40%     16.11     16.11       38,609        621,943    31.37%      31.37%       5.40%
            2008                 1.40%    1.40%     12.26     12.26       53,498        656,021   -38.54%     -38.54%       1.61%
            2007                 1.40%    1.40%     19.95     19.95       71,980      1,436,071    26.12%      26.12%       0.96%
MFS VIT UTILITIES SERVICE CLASS
            2011                 0.75%    2.90%     12.65     33.75      685,691     13,455,945     3.57%       5.71%       3.04%
            2010                 0.75%    2.80%     11.99     32.20      557,635     11,092,347    10.49%      12.66%       3.02%
            2009                 0.75%    2.70%     11.66     28.82      593,173     10,612,729    29.46%      31.35%       4.56%
            2008                 1.15%    2.60%      8.88     22.04      634,382      8,758,111   -39.38%     -38.52%       1.30%
            2007                 1.15%    2.55%     17.60     36.01      540,313     12,897,539    24.85%      25.97%       0.73%
NB AMT MID-CAP GROWTH I CLASS
            2011                 1.25%    2.55%     12.60     19.83      217,266      3,579,845    -2.05%      -0.77%       0.00%
            2010                 1.25%    2.55%     12.83     20.05      257,458      4,293,649    25.85%      27.49%       0.00%
            2009                 1.25%    2.55%     10.16     15.78      312,161      4,113,976    28.29%      29.96%       0.00%
            2008                 1.25%    2.55%      8.21     12.19      388,501      3,961,626   -44.80%     -44.07%       0.00%
            2007                 1.25%    2.55%     14.91     21.87      426,933      7,875,625    19.56%      21.01%       0.00%
NB AMT REGENCY I CLASS
            2011                 1.25%    2.90%      9.71     18.14      253,041      3,721,504    -8.99%      -7.66%       0.61%
            2010                 1.25%    2.70%     10.63     19.71      302,631      4,932,486    23.01%      24.62%       0.69%
            2009                 1.25%    2.55%      8.61     15.87      384,586      5,109,230    42.87%      44.74%       1.78%
            2008                 1.25%    2.65%      6.31     11.00      443,184      4,097,055   -47.19%     -46.49%       1.19%
            2007                 1.25%    2.55%     11.97     20.64      484,103      8,453,793     0.75%       2.02%       0.43%
OPPENHEIMER GLOBAL SECURITIES SERVICE CLASS
            2011                 0.75%    1.30%     15.75     16.03       16,819        207,744    -9.71%      -9.21%       0.55%
            2010     5/21/10     0.75%    1.30%     17.45     17.65        3,824         67,373     1.60%      21.26%       0.00%
PIMCO VIT COMMODITY REAL RETURN ADVISOR CLASS
            2011                 0.65%    2.50%     13.78     14.26       95,026      1,322,824    -9.33%      -8.14%      14.47%
            2010                 0.65%    1.95%     15.21     15.46       55,655        851,447    21.91%      23.10%      15.39%
            2009     7/1/09      0.90%    1.90%     12.48     12.56       24,322        304,150    12.38%      22.53%       6.29%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM     MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL       TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN (4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  ------------  ---------  ----------  ----------
PUTNAM VT GLOBAL HEALTH CARE CLASS IB
            2011                 1.40%    1.70%    $11.01    $13.07        6,602     $ 75,661    -2.84%      -2.55%       0.84%
            2010                 1.40%    1.70%     11.34     13.44        7,408       87,254     0.74%       1.04%       1.97%
            2009                 1.35%    1.70%     11.25     13.33       10,108      123,536    23.88%      24.25%       0.00%
            2008                 1.40%    1.70%      9.08     10.75       11,152      105,401   -18.47%     -18.23%       0.00%
            2007                 1.40%    1.70%     11.14     13.17       13,837      159,491    -2.28%      -1.98%       0.89%
PUTNAM VT GROWTH & INCOME CLASS IB
            2011                 1.40%    2.80%     10.77     13.17        4,382       56,120    -6.16%      -5.97%       1.22%
            2010                 1.40%    1.70%     11.14     14.03        4,509       58,401    12.45%      12.79%       1.52%
            2009                 1.40%    1.70%      9.90     12.47        4,506       51,857    27.62%      28.00%       2.98%
            2008                 1.40%    1.70%      7.76      9.76        8,118       71,886   -39.74%     -39.55%       2.16%
            2007                 1.40%    1.70%     12.88     16.18        8,889      130,029    -7.62%      -7.34%       1.32%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those ex-penses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to max-imum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2011:

                                                     AGGREGATE   AGGREGATE
                                                      COST OF    PROCEEDS
SUBACCOUNT                                           PURCHASES  FROM SALES
--------------------------------------------------  ----------  -----------
ABVPSF Global Thematic Growth Class B               $  675,238  $   485,095
ABVPSF Growth and Income Class B                       523,636    1,647,557
ABVPSF International Value Class B                   3,172,929    2,239,808
ABVPSF Large Cap Growth Class B                         23,856      121,793
ABVPSF Small/Mid Cap Value Class B                   2,602,741    3,706,385
American Century VP Inflation Protection Class II    3,786,366    4,687,838
American Funds Global Growth Class 2                 1,728,045    2,883,844
American Funds Global Small Capitalization Class 2   1,244,807    3,640,353
American Funds Growth Class 2                        5,027,701   22,340,814
American Funds Growth-Income Class 2                 3,129,876   15,140,806

                                                                AGGREGATE    AGGREGATE
                                                                 COST OF      PROCEEDS
SUBACCOUNT                                                      PURCHASES    FROM SALES
-------------------------------------------------------------  -----------  -----------
American Funds International Class 2                           $ 4,163,229  $ 7,294,220
BlackRock Global Allocation V.I. Class III                      26,106,486      884,420
Delaware VIP Diversified Income Service Class                   17,661,064   11,795,507
Delaware VIP Emerging Markets Service Class                      5,109,991    1,817,670
Delaware VIP High Yield Standard Class                             152,024      107,508
Delaware VIP High Yield Service Class                            3,172,649    4,384,690
Delaware VIP Limited-Term Diversified Income Service Class      11,933,459    3,703,021
Delaware VIP REIT Standard Class                                    48,536      152,610
Delaware VIP REIT Service Class                                  2,145,679    2,089,741
Delaware VIP Small Cap Value Standard Class                          7,184      109,964
Delaware VIP Small Cap Value Service Class                       4,064,229    3,287,038
Delaware VIP Smid Cap Growth Standard Class                         34,298      132,894
Delaware VIP Smid Cap Growth Service Class                       3,317,937    3,934,405
Delaware VIP U.S. Growth Service Class                           1,520,924      583,559
Delaware VIP Value Standard Class                                   43,914       37,310
Delaware VIP Value Service Class                                 2,376,746    2,189,086
DWS VIP Alternative Asset Allocation Plus Class B                3,788,107    5,487,579
DWS VIP Equity 500 Index Class A                                    61,187      245,998
DWS VIP Equity 500 Index Class B                                    62,433      704,411
DWS VIP Small Cap Index Class A                                     32,656      123,361
DWS VIP Small Cap Index Class B                                    167,888      545,816
Fidelity VIP Contrafund Service Class 2                          5,584,106    4,650,797
Fidelity VIP Equity-Income Initial Class                            16,295       43,274
Fidelity VIP Equity-Income Service Class 2                         163,761      508,795
Fidelity VIP Growth Initial Class                                   12,007       36,955
Fidelity VIP Growth Service Class 2                              1,030,092      791,975
Fidelity VIP Mid Cap Service Class 2                             7,427,056    3,258,655
Fidelity VIP Overseas Initial Class                                  1,825        5,987
Fidelity VIP Overseas Service Class 2                            2,175,457    2,067,101
FTVIPT Franklin Income Securities Class 2                        5,483,919    5,582,478
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2            598,166    1,781,977
FTVIPT Mutual Shares Securities Class 2                          3,353,825    1,605,858
FTVIPT Templeton Global Bond Securities Class 2                  3,234,287    4,265,974
FTVIPT Templeton Growth Securities Class 2                         137,775    1,017,639
Goldman Sachs VIT Large Cap Value Service Class                    967,923      233,873
Invesco V.I. Capital Appreciation Series I                           1,531       28,262
Invesco V.I. Capital Appreciation Series II                             --        3,387
Invesco V.I. Core Equity Series I                                   10,387       45,450
Invesco V.I. Core Equity Series II                                   1,196        2,022
Invesco V.I. International Growth Series I                           2,256        5,457
Invesco V.I. International Growth Series II                          2,653        5,423
Janus Aspen Series Balanced Service Class                          121,014      110,156
Janus Aspen Series Enterprise Service Class                         82,944      197,838
Janus Aspen Series Worldwide Service Class                             979        8,301
LVIP American Global Growth Service Class II                     1,464,519       62,832
LVIP American Global Small Capitalization Service Class II       1,791,490      238,186
LVIP American Growth Service Class II                            4,332,505      680,158
LVIP American Growth-Income Service Class II                     3,961,667      481,048
LVIP American International Service Class II                     3,046,371       60,282
LVIP Baron Growth Opportunities Service Class                    1,580,959    1,251,261
LVIP BlackRock Inflation Protected Bond Service Class           11,300,340      823,018
LVIP Capital Growth Service Class                                  932,771      219,073
LVIP Cohen & Steers Global Real Estate Service Class             1,468,511      587,079
LVIP Columbia Value Opportunities Service Class                    532,994      281,473
LVIP Delaware Bond Standard Class                                1,160,712    2,447,987
LVIP Delaware Bond Service Class                                18,817,284    8,577,219
LVIP Delaware Diversified Floating Rate Service Class            5,587,917      986,343
LVIP Delaware Foundation Aggressive Allocation Standard Class        7,717       82,165
LVIP Delaware Foundation Aggressive Allocation Service Class        75,670      790,691
LVIP Delaware Growth and Income Service Class                      536,673      219,374
LVIP Delaware Social Awareness Standard Class                        5,387       99,353

                                                                      AGGREGATE    AGGREGATE
                                                                       COST OF     PROCEEDS
SUBACCOUNT                                                            PURCHASES   FROM SALES
-------------------------------------------------------------------  -----------  ----------
LVIP Delaware Social Awareness Service Class                         $   592,051  $  503,031
LVIP Delaware Special Opportunities Service Class                      3,251,081   2,119,571
LVIP Dimensional Non-U.S. Equity Service Class                           657,980      87,047
LVIP Dimensional U.S. Equity Service Class                               613,022      11,172
LVIP Dimensional/Vanguard Total Bond Service Class                     7,678,652   1,497,365
LVIP Global Income Service Class                                      10,140,850   2,633,452
LVIP Janus Capital Appreciation Standard Class                            19,074      23,341
LVIP Janus Capital Appreciation Service Class                            261,447     449,760
LVIP JPMorgan High Yield Service Class                                 3,620,621     114,718
LVIP MFS International Growth Service Class                            1,315,602     804,674
LVIP MFS Value Service Class                                           3,982,960   1,163,783
LVIP Mid-Cap Value Service Class                                       1,033,733     438,831
LVIP Mondrian International Value Standard Class                         269,765     256,298
LVIP Mondrian International Value Service Class                          818,696   1,157,103
LVIP Money Market Standard Class                                       1,354,817   1,768,102
LVIP Money Market Service Class                                       14,789,832  14,423,009
LVIP Protected Profile 2010 Service Class                                498,101     605,282
LVIP Protected Profile 2020 Service Class                              2,742,922     117,264
LVIP Protected Profile 2030 Service Class                                  2,418      26,233
LVIP Protected Profile 2040 Service Class                                     52      71,137
LVIP Protected Profile Conservative Service Class                      6,488,858   1,526,630
LVIP Protected Profile Growth Service Class                            5,573,409   3,310,606
LVIP Protected Profile Moderate Service Class                         16,782,471   4,555,300
LVIP SSgA Bond Index Service Class                                    10,016,439   8,362,473
LVIP SSgA Conservative Index Allocation Service Class                  5,536,577   3,639,994
LVIP SSgA Conservative Structured Allocation Service Class             5,116,547     265,681
LVIP SSgA Developed International 150 Service Class                      986,939     888,239
LVIP SSgA Emerging Markets 100 Service Class                           2,626,014   2,107,436
LVIP SSgA Global Tactical Allocation Service Class                    21,323,921   1,357,682
LVIP SSgA International Index Service Class                            1,664,397     815,694
LVIP SSgA Large Cap 100 Service Class                                  3,101,125   4,523,834
LVIP SSgA Moderate Index Allocation Service Class                      4,029,150     144,578
LVIP SSgA Moderate Structured Allocation Service Class                27,907,318   1,379,162
LVIP SSgA Moderately Aggressive Index Allocation Service Class         3,561,519     373,989
LVIP SSgA Moderately Aggressive Structured Allocation Service Class   13,710,525     982,805
LVIP SSgA S&P 500 Index Standard Class                                    43,140     107,705
LVIP SSgA S&P 500 Index Service Class                                  3,779,452   2,884,041
LVIP SSgA Small-Cap Index Service Class                                1,049,192   1,061,231
LVIP SSgA Small-Mid Cap 200 Service Class                                752,526     701,837
LVIP T. Rowe Price Growth Stock Service Class                          2,508,464     596,285
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                  866      48,188
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class               945,973     402,713
LVIP Templeton Growth Service Class                                    1,259,378     587,911
LVIP Turner Mid-Cap Growth Service Class                                 937,033     426,274
LVIP Vanguard Domestic Equity ETF Service Class                          510,722      48,860
LVIP Vanguard International Equity ETF Service Class                     620,838      29,179
LVIP Wells Fargo Intrinsic Value Service Class                           387,142     178,125
Lord Abbett Fundamental Equity Class VC                                   66,526       5,077
MFS VIT Core Equity Service Class                                            395      52,035
MFS VIT Growth Initial Class                                              27,199      69,377
MFS VIT Growth Service Class                                             385,400      70,299
MFS VIT Total Return Initial Class                                        20,303     132,503
MFS VIT Total Return Service Class                                     1,568,181   2,342,987
MFS VIT Utilities Initial Class                                           21,406     139,198
MFS VIT Utilities Service Class                                        3,899,286   1,831,064
NB AMT Mid-Cap Growth I Class                                             46,994     802,439
NB AMT Regency I Class                                                   125,083   1,047,759
Oppenheimer Global Securities Service Class                              173,111       9,710
PIMCO VIT Commodity Real Return Advisor Class                          1,178,102     400,964
Putnam VT Global Health Care Class IB                                      3,174      10,715
Putnam VT Growth & Income Class IB                                        18,657      17,436

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2011:

                                                                         NET
                                                              SHARES    ASSET   FAIR VALUE    COST OF
SUBACCOUNT                                                    OWNED     VALUE    OF SHARES    SHARES
----------------------------------------------------------  ---------  ------  -----------  -----------
ABVPSF Global Thematic Growth Class B                         100,750  $14.50  $ 1,460,879  $ 1,670,665
ABVPSF Growth and Income Class B                              362,760   17.86    6,478,894    7,254,793
ABVPSF International Value Class B                            607,289   11.40    6,923,094   10,480,312
ABVPSF Large Cap Growth Class B                                24,473   26.17      640,469      567,914
ABVPSF Small/Mid Cap Value Class B                            462,595   15.38    7,114,714    6,955,738
American Century VP Inflation Protection Class II           2,122,719   11.75   24,941,947   22,937,905
American Funds Global Growth Class 2                          761,421   19.29   14,687,810   15,573,141
American Funds Global Small Capitalization Class 2            660,029   17.04   11,246,891   12,839,538
American Funds Growth Class 2                               1,396,760   51.68   72,184,560   74,292,398
American Funds Growth-Income Class 2                        2,086,934   33.07   69,014,913   73,792,183
American Funds International Class 2                        2,263,137   15.16   34,309,156   40,369,035
BlackRock Global Allocation V.I. Class III                  2,660,849   13.28   35,336,075   37,914,504
Delaware VIP Diversified Income Service Class               4,502,089   10.96   49,342,891   47,544,295
Delaware VIP Emerging Markets Service Class                   957,237   17.45   16,703,779   18,358,063
Delaware VIP High Yield Standard Class                        115,280    5.68      654,793      618,803
Delaware VIP High Yield Service Class                       2,522,271    5.67   14,301,277   13,853,070
Delaware VIP Limited-Term Diversified Income Service Class  2,121,190   10.02   21,254,326   21,234,876
Delaware VIP REIT Standard Class                               72,015   10.47      754,000      896,339
Delaware VIP REIT Service Class                             1,081,556   10.46   11,313,076   12,176,619
Delaware VIP Small Cap Value Standard Class                    24,834   31.39      779,551      606,308
Delaware VIP Small Cap Value Service Class                    584,586   31.30   18,297,552   16,776,143
Delaware VIP Smid Cap Growth Standard Class                    17,612   23.19      408,414      350,681
Delaware VIP Smid Cap Growth Service Class                    262,297   22.57    5,920,045    5,494,022
Delaware VIP U.S. Growth Service Class                        413,971    8.65    3,580,852    3,174,285
Delaware VIP Value Standard Class                              11,566   17.73      205,067      185,776
Delaware VIP Value Service Class                              467,887   17.70    8,281,602    8,274,761
DWS VIP Alternative Asset Allocation Plus Class B             151,304   13.23    2,001,752    2,011,840
DWS VIP Equity 500 Index Class A                              163,621   13.20    2,159,801    1,960,011
DWS VIP Equity 500 Index Class B                              186,469   13.19    2,459,520    2,356,568
DWS VIP Small Cap Index Class A                                40,095   11.77      471,923      507,618
DWS VIP Small Cap Index Class B                               124,769   11.77    1,468,528    1,601,592
Fidelity VIP Contrafund Service Class 2                     1,750,991   22.64   39,642,429   43,887,241
Fidelity VIP Equity-Income Initial Class                       29,703   18.69      555,144      649,031
Fidelity VIP Equity-Income Service Class 2                     91,108   18.41    1,677,306    1,938,123
Fidelity VIP Growth Initial Class                               5,229   36.89      192,880      178,776
Fidelity VIP Growth Service Class 2                            90,825   36.53    3,317,847    3,091,536
Fidelity VIP Mid Cap Service Class 2                          819,757   28.58   23,428,644   23,959,865
Fidelity VIP Overseas Initial Class                             5,764   13.63       78,561       88,560
Fidelity VIP Overseas Service Class 2                         237,908   13.52    3,216,518    4,087,149
FTVIPT Franklin Income Securities Class 2                   1,735,060   14.32   24,846,063   25,737,228
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2       378,194   20.49    7,749,196    7,216,462
FTVIPT Mutual Shares Securities Class 2                     1,246,150   15.38   19,165,784   20,979,010
FTVIPT Templeton Global Bond Securities Class 2               818,485   18.15   14,855,495   14,148,301
FTVIPT Templeton Growth Securities Class 2                    384,794   10.11    3,890,271    4,993,460
Goldman Sachs VIT Large Cap Value Service Class               156,651    9.38    1,469,389    1,534,068
Invesco V.I. Capital Appreciation Series I                      6,410   21.42      137,299      156,561
Invesco V.I. Capital Appreciation Series II                     2,885   21.06       60,753       74,954
Invesco V.I. Core Equity Series I                              14,299   26.72      382,060      358,545
Invesco V.I. Core Equity Series II                                312   26.51        8,280        7,886
Invesco V.I. International Growth Series I                      4,158   26.37      109,651       71,990
Invesco V.I. International Growth Series II                     7,649   26.08      199,495      155,613
Janus Aspen Series Balanced Service Class                      22,434   27.74      622,316      582,685
Janus Aspen Series Enterprise Service Class                    14,689   36.91      542,178      392,054
Janus Aspen Series Worldwide Service Class                        441   25.50       11,248       11,175
LVIP American Global Growth Service Class II                  124,704   11.30    1,409,283    1,520,483
LVIP American Global Small Capitalization Service Class II    136,303   10.30    1,403,649    1,612,322
LVIP American Growth Service Class II                         321,196   11.99    3,849,850    4,015,630
LVIP American Growth-Income Service Class II                  314,942   11.98    3,771,746    3,824,778

                                                                                  NET
                                                                       SHARES    ASSET   FAIR VALUE    COST OF
SUBACCOUNT                                                             OWNED     VALUE   OF SHARES      SHARES
-------------------------------------------------------------------  ---------  ------  -----------  -----------
LVIP American International Service Class II                           262,214  $10.58  $ 2,773,433  $ 3,068,555
LVIP Baron Growth Opportunities Service Class                          252,083   31.49    7,937,597    7,015,397
LVIP BlackRock Inflation Protected Bond Service Class                1,091,151   11.02   12,026,667   11,741,906
LVIP Capital Growth Service Class                                       97,194   23.20    2,254,614    2,336,583
LVIP Cohen & Steers Global Real Estate Service Class                   840,965    6.77    5,695,855    5,681,912
LVIP Columbia Value Opportunities Service Class                         98,876   10.32    1,019,904    1,002,437
LVIP Delaware Bond Standard Class                                      821,919   13.92   11,437,828   10,743,740
LVIP Delaware Bond Service Class                                     4,142,420   13.92   57,645,921   56,315,798
LVIP Delaware Diversified Floating Rate Service Class                  533,164    9.87    5,260,195    5,391,742
LVIP Delaware Foundation Aggressive Allocation Standard Class           23,663   11.86      280,522      323,253
LVIP Delaware Foundation Aggressive Allocation Service Class           228,682   11.85    2,710,115    2,945,247
LVIP Delaware Growth and Income Service Class                           62,551   28.96    1,811,299    1,822,468
LVIP Delaware Social Awareness Standard Class                           23,611   30.53      720,810      653,071
LVIP Delaware Social Awareness Service Class                            76,677   30.48    2,336,972    2,265,427
LVIP Delaware Special Opportunities Service Class                       59,460   33.70    2,003,922    2,232,545
LVIP Dimensional Non-U.S. Equity Service Class                          67,795    7.95      539,242      558,254
LVIP Dimensional U.S. Equity Service Class                              67,182    9.23      620,022      603,183
LVIP Dimensional/Vanguard Total Bond Service Class                     594,586   10.49    6,239,589    6,185,846
LVIP Global Income Service Class                                     1,276,613   11.21   14,307,000   14,907,256
LVIP Janus Capital Appreciation Standard Class                           5,535   20.23      111,991       93,951
LVIP Janus Capital Appreciation Service Class                           72,044   20.08    1,446,936    1,407,743
LVIP JPMorgan High Yield Service Class                                 347,140   10.14    3,521,037    3,637,783
LVIP MFS International Growth Service Class                            279,746   10.93    3,057,067    3,431,888
LVIP MFS Value Service Class                                           470,554   22.45   10,565,351   10,208,899
LVIP Mid-Cap Value Service Class                                       253,059   12.83    3,245,998    3,181,955
LVIP Mondrian International Value Standard Class                       116,887   14.31    1,672,650    1,937,080
LVIP Mondrian International Value Service Class                        463,407   14.31    6,629,503    7,785,188
LVIP Money Market Standard Class                                       337,877   10.00    3,378,768    3,378,768
LVIP Money Market Service Class                                      1,524,996   10.00   15,249,962   15,249,961
LVIP Protected Profile 2010 Service Class                               78,730   10.58      832,727      797,404
LVIP Protected Profile 2020 Service Class                              306,288   10.14    3,104,539    3,078,296
LVIP Protected Profile 2030 Service Class                               38,464   10.01      384,909      371,838
LVIP Protected Profile 2040 Service Class                                  874    9.47        8,276        8,943
LVIP Protected Profile Conservative Service Class                    1,455,739   12.23   17,796,414   16,786,502
LVIP Protected Profile Growth Service Class                          1,928,530   11.19   21,582,177   21,666,285
LVIP Protected Profile Moderate Service Class                        4,279,139   11.84   50,677,838   49,884,198
LVIP SSgA Bond Index Service Class                                   2,934,984   11.42   33,526,326   32,293,037
LVIP SSgA Conservative Index Allocation Service Class                  169,791   10.75    1,825,938    1,813,112
LVIP SSgA Conservative Structured Allocation Service Class             460,694   10.71    4,934,498    4,896,889
LVIP SSgA Developed International 150 Service Class                    563,279    7.32    4,122,642    4,331,843
LVIP SSgA Emerging Markets 100 Service Class                           575,365   10.56    6,078,153    6,630,770
LVIP SSgA Global Tactical Allocation Service Class                   2,249,075   10.20   22,929,317   23,427,210
LVIP SSgA International Index Service Class                            987,053    6.86    6,766,251    7,100,696
LVIP SSgA Large Cap 100 Service Class                                  992,266   10.41   10,327,506    9,205,413
LVIP SSgA Moderate Index Allocation Service Class                      410,556   10.67    4,378,991    4,368,810
LVIP SSgA Moderate Structured Allocation Service Class               2,533,366   10.61   26,871,412   27,195,721
LVIP SSgA Moderately Aggressive Index Allocation Service Class         309,228   10.56    3,264,826    3,360,003
LVIP SSgA Moderately Aggressive Structured Allocation Service Class  1,246,640   10.68   13,319,103   13,532,852
LVIP SSgA S&P 500 Index Standard Class                                  45,344    8.90      403,385      372,178
LVIP SSgA S&P 500 Index Service Class                                2,089,152    8.90   18,595,545   16,846,699
LVIP SSgA Small-Cap Index Service Class                                328,220   17.03    5,589,906    5,028,716
LVIP SSgA Small-Mid Cap 200 Service Class                              259,094   12.37    3,203,958    2,778,385
LVIP T. Rowe Price Growth Stock Service Class                          228,872   17.32    3,964,055    3,785,788
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class              4,488   13.87       62,251       49,835
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class             227,838   13.59    3,095,858    2,773,751
LVIP Templeton Growth Service Class                                    188,972   24.17    4,567,843    4,992,552
LVIP Turner Mid-Cap Growth Service Class                               176,341   10.30    1,816,839    1,883,138
LVIP Vanguard Domestic Equity ETF Service Class                         52,489    9.16      480,796      462,728
LVIP Vanguard International Equity ETF Service Class                    69,011    7.99      551,190      588,539
LVIP Wells Fargo Intrinsic Value Service Class                         110,158   12.87    1,418,168    1,507,863
Lord Abbett Fundamental Equity Class VC                                  5,427   16.26       88,250       92,883

                                                          NET
                                                SHARES   ASSET   FAIR VALUE    COST OF
SUBACCOUNT                                      OWNED    VALUE   OF SHARES     SHARES
---------------------------------------------  -------  ------  -----------  -----------
MFS VIT Core Equity Service Class                2,726  $15.28  $    41,652  $    33,030
MFS VIT Growth Initial Class                     4,477   24.56      109,957       82,036
MFS VIT Growth Service Class                    27,747   24.13      669,535      600,154
MFS VIT Total Return Initial Class              37,629   18.53      697,272      694,183
MFS VIT Total Return Service Class             794,096   18.31   14,539,901   14,854,800
MFS VIT Utilities Initial Class                 18,702   26.08      487,751      408,765
MFS VIT Utilities Service Class                523,021   25.73   13,457,324   12,982,321
NB AMT Mid-Cap Growth I Class                  129,952   27.55    3,580,176    2,575,162
NB AMT Regency I Class                         261,009   14.26    3,721,982    3,730,306
Oppenheimer Global Securities Service Class      7,635   27.21      207,754      221,681
PIMCO VIT Commodity Real Return Advisor Class  181,972    7.27    1,322,937    1,562,819
Putnam VT Global Health Care Class IB            6,473   11.69       75,667       76,824
Putnam VT Growth & Income Class IB               3,668   15.30       56,126       72,237

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2011, is as follows:

                                                                                       NET
                                                              UNITS       UNITS     INCREASE
SUBACCOUNT                                                    ISSUED    REDEEMED   (DECREASE)
----------------------------------------------------------  ---------  ----------  ----------
ABVPSF Global Thematic Growth Class B                          57,369     (39,413)     17,956
ABVPSF Growth and Income Class B                               41,320    (129,805)    (88,485)
ABVPSF International Value Class B                            379,127    (324,697)     54,430
ABVPSF Large Cap Growth Class B                                 2,899     (11,933)     (9,034)
ABVPSF Small/Mid Cap Value Class B                            149,093    (198,084)    (48,991)
American Century VP Inflation Protection Class II             211,839    (347,231)   (135,392)
American Funds Global Growth Class 2                          109,033    (179,336)    (70,303)
American Funds Global Small Capitalization Class 2             86,837    (144,555)    (57,718)
American Funds Growth Class 2                                 306,690  (1,343,358) (1,036,668)
American Funds Growth-Income Class 2                          217,632  (1,066,139)   (848,507)
American Funds International Class 2                          232,512    (382,528)   (150,016)
BlackRock Global Allocation V.I. Class III                  1,962,369     (66,697)  1,895,672
Delaware VIP Diversified Income Service Class               1,028,844    (794,292)    234,552
Delaware VIP Emerging Markets Service Class                   289,826     (86,866)    202,960
Delaware VIP High Yield Standard Class                          5,231      (5,408)       (177)
Delaware VIP High Yield Service Class                         121,185    (227,818)   (106,633)
Delaware VIP Limited-Term Diversified Income Service Class  1,008,904    (307,135)    701,769
Delaware VIP REIT Standard Class                                1,306      (5,333)     (4,027)
Delaware VIP REIT Service Class                               129,085     (99,134)     29,951
Delaware VIP Small Cap Value Standard Class                       134      (3,746)     (3,612)
Delaware VIP Small Cap Value Service Class                    246,777    (155,073)     91,704
Delaware VIP Smid Cap Growth Standard Class                     1,181      (9,851)     (8,670)
Delaware VIP Smid Cap Growth Service Class                    212,819    (257,312)    (44,493)
Delaware VIP U.S. Growth Service Class                        137,242     (42,752)     94,490
Delaware VIP Value Standard Class                               2,904      (2,504)        400
Delaware VIP Value Service Class                              174,549    (155,986)     18,563
DWS VIP Alternative Asset Allocation Plus Class B             305,790    (442,270)   (136,480)
DWS VIP Equity 500 Index Class A                                2,510     (22,141)    (19,631)
DWS VIP Equity 500 Index Class B                                2,185     (48,928)    (46,743)
DWS VIP Small Cap Index Class A                                 5,595      (6,217)       (622)
DWS VIP Small Cap Index Class B                                 9,518     (31,775)    (22,257)
Fidelity VIP Contrafund Service Class 2                       430,511    (305,759)    124,752
Fidelity VIP Equity-Income Initial Class                          169      (2,882)     (2,713)
Fidelity VIP Equity-Income Service Class 2                      9,353     (34,806)    (25,453)
Fidelity VIP Growth Initial Class                               1,252      (4,095)     (2,843)
Fidelity VIP Growth Service Class 2                           100,435     (69,521)     30,914
Fidelity VIP Mid Cap Service Class 2                          527,811    (227,033)    300,778
Fidelity VIP Overseas Initial Class                                71        (521)       (450)
Fidelity VIP Overseas Service Class 2                         194,909    (197,112)     (2,203)
FTVIPT Franklin Income Securities Class 2                     360,336    (456,701)    (96,365)

                                                                                          NET
                                                                 UNITS       UNITS     INCREASE
SUBACCOUNT                                                       ISSUED    REDEEMED   (DECREASE)
-------------------------------------------------------------  ---------  ----------  ----------
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2           44,354    (106,876)    (62,522)
FTVIPT Mutual Shares Securities Class 2                          319,133    (153,729)    165,404
FTVIPT Templeton Global Bond Securities Class 2                  134,887    (246,049)   (111,162)
FTVIPT Templeton Growth Securities Class 2                         8,653     (69,848)    (61,195)
Goldman Sachs VIT Large Cap Value Service Class                   78,779     (17,435)     61,344
Invesco V.I. Capital Appreciation Series I                           213      (8,492)     (8,279)
Invesco V.I. Capital Appreciation Series II                           12        (246)       (234)
Invesco V.I. Core Equity Series I                                    811      (4,752)     (3,941)
Invesco V.I. Core Equity Series II                                   106        (143)        (37)
Invesco V.I. International Growth Series I                            37        (312)       (275)
Invesco V.I. International Growth Series II                           17        (119)       (102)
Janus Aspen Series Balanced Service Class                          4,359      (6,168)     (1,809)
Janus Aspen Series Enterprise Service Class                        4,415      (9,243)     (4,828)
Janus Aspen Series Worldwide Service Class                            76        (587)       (511)
LVIP American Global Growth Service Class II                     122,598      (5,100)    117,498
LVIP American Global Small Capitalization Service Class II       156,476     (23,433)    133,043
LVIP American Growth Service Class II                            353,817     (54,264)    299,553
LVIP American Growth-Income Service Class II                     331,004     (38,221)    292,783
LVIP American International Service Class II                     262,876      (4,601)    258,275
LVIP Baron Growth Opportunities Service Class                    146,544    (104,570)     41,974
LVIP BlackRock Inflation Protected Bond Service Class          1,045,370     (74,215)    971,155
LVIP Capital Growth Service Class                                 92,832     (20,718)     72,114
LVIP Cohen & Steers Global Real Estate Service Class             213,278     (77,153)    136,125
LVIP Columbia Value Opportunities Service Class                   59,901     (30,333)     29,568
LVIP Delaware Bond Standard Class                                 39,036    (157,961)   (118,925)
LVIP Delaware Bond Service Class                               1,265,934    (612,216)    653,718
LVIP Delaware Diversified Floating Rate Service Class            555,578     (97,068)    458,510
LVIP Delaware Foundation Aggressive Allocation Standard Class         96      (5,161)     (5,065)
LVIP Delaware Foundation Aggressive Allocation Service Class       2,400     (54,662)    (52,262)
LVIP Delaware Growth and Income Service Class                     50,715     (19,629)     31,086
LVIP Delaware Social Awareness Standard Class                        643      (5,753)     (5,110)
LVIP Delaware Social Awareness Service Class                      48,226     (32,386)     15,840
LVIP Delaware Special Opportunities Service Class                327,505    (237,048)     90,457
LVIP Dimensional Non-U.S. Equity Service Class                    75,153     (10,202)     64,951
LVIP Dimensional U.S. Equity Service Class                        67,361      (1,152)     66,209
LVIP Dimensional/Vanguard Total Bond Service Class               749,334    (143,540)    605,794
LVIP Global Income Service Class                                 829,929    (223,071)    606,858
LVIP Janus Capital Appreciation Standard Class                     1,764      (1,518)        246
LVIP Janus Capital Appreciation Service Class                     22,878     (33,006)    (10,128)
LVIP JPMorgan High Yield Service Class                           320,357      (9,426)    310,931
LVIP MFS International Growth Service Class                      151,193     (98,255)     52,938
LVIP MFS Value Service Class                                     451,518    (131,902)    319,616
LVIP Mid-Cap Value Service Class                                 128,304     (50,179)     78,125
LVIP Mondrian International Value Standard Class                  13,828     (12,738)      1,090
LVIP Mondrian International Value Service Class                   52,321     (63,818)    (11,497)
LVIP Money Market Standard Class                                 129,886    (163,653)    (33,767)
LVIP Money Market Service Class                                1,470,264  (1,405,191)     65,073
LVIP Protected Profile 2010 Service Class                         47,515     (57,479)     (9,964)
LVIP Protected Profile 2020 Service Class                        276,196     (10,299)    265,897
LVIP Protected Profile 2030 Service Class                             --      (2,131)     (2,131)
LVIP Protected Profile 2040 Service Class                             --      (7,353)     (7,353)
LVIP Protected Profile Conservative Service Class                501,335    (107,819)    393,516
LVIP Protected Profile Growth Service Class                      453,315    (256,409)    196,906
LVIP Protected Profile Moderate Service Class                  1,348,903    (321,857)  1,027,046
LVIP SSgA Bond Index Service Class                               818,562    (701,265)    117,297
LVIP SSgA Conservative Index Allocation Service Class            534,109    (359,917)    174,192
LVIP SSgA Conservative Structured Allocation Service Class       488,261     (22,285)    465,976
LVIP SSgA Developed International 150 Service Class              103,438     (91,669)     11,769
LVIP SSgA Emerging Markets 100 Service Class                     157,067    (151,500)      5,567
LVIP SSgA Global Tactical Allocation Service Class             1,982,007    (133,565)  1,848,442
LVIP SSgA International Index Service Class                      213,371     (91,031)    122,340
LVIP SSgA Large Cap 100 Service Class                            274,165    (402,248)   (128,083)

                                                                                              NET
                                                                       UNITS      UNITS     INCREASE
SUBACCOUNT                                                             ISSUED    REDEEMED  (DECREASE)
-------------------------------------------------------------------  ---------  ---------  ---------
LVIP SSgA Moderate Index Allocation Service Class                      382,394   (10,617)    371,777
LVIP SSgA Moderate Structured Allocation Service Class               2,620,890  (118,292)  2,502,598
LVIP SSgA Moderately Aggressive Index Allocation Service Class         332,942   (34,811)    298,131
LVIP SSgA Moderately Aggressive Structured Allocation Service Class  1,282,006   (86,752)  1,195,254
LVIP SSgA S&P 500 Index Standard Class                                   4,429   (10,468)     (6,039)
LVIP SSgA S&P 500 Index Service Class                                  399,866  (277,283)    122,583
LVIP SSgA Small-Cap Index Service Class                                127,268  (112,261)     15,007
LVIP SSgA Small-Mid Cap 200 Service Class                               56,536   (51,292)      5,244
LVIP T. Rowe Price Growth Stock Service Class                          275,929   (62,977)    212,952
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                 52    (2,666)     (2,614)
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class              66,189   (21,013)     45,176
LVIP Templeton Growth Service Class                                    150,218   (71,932)     78,286
LVIP Turner Mid-Cap Growth Service Class                                95,938   (43,330)     52,608
LVIP Vanguard Domestic Equity ETF Service Class                         56,631    (5,319)     51,312
LVIP Vanguard International Equity ETF Service Class                    69,124    (3,075)     66,049
LVIP Wells Fargo Intrinsic Value Service Class                          39,515   (17,097)     22,418
Lord Abbett Fundamental Equity Class VC                                  4,361      (290)      4,071
MFS VIT Core Equity Service Class                                           12    (3,251)     (3,239)
MFS VIT Growth Initial Class                                             3,650    (9,120)     (5,470)
MFS VIT Growth Service Class                                            34,279    (5,219)     29,060
MFS VIT Total Return Initial Class                                          13    (8,412)     (8,399)
MFS VIT Total Return Service Class                                     104,191  (167,433)    (63,242)
MFS VIT Utilities Initial Class                                            162    (6,859)     (6,697)
MFS VIT Utilities Service Class                                        207,120   (79,064)    128,056
NB AMT Mid-Cap Growth I Class                                            3,362   (43,554)    (40,192)
NB AMT Regency I Class                                                   6,835   (56,425)    (49,590)
Oppenheimer Global Securities Service Class                             13,608      (613)     12,995
PIMCO VIT Commodity Real Return Advisor Class                           64,454   (25,083)     39,371
Putnam VT Global Health Care Class IB                                       22      (828)       (806)
Putnam VT Growth & Income Class IB                                       1,500    (1,627)       (127)

The change in units outstanding for the year ended December 31, 2010, is as follows:

                                                                                        NET
                                                              UNITS       UNITS      INCREASE
SUBACCOUNT                                                    ISSUED     REDEEMED   (DECREASE)
----------------------------------------------------------  ---------  -----------  ----------
ABVPSF Global Thematic Growth Class B                          41,886     (87,915)    (46,029)
ABVPSF Growth and Income Class B                              103,649    (122,527)    (18,878)
ABVPSF International Value Class B                            260,167    (251,918)      8,249
ABVPSF Large Cap Growth Class B                                 3,399     (28,272)    (24,873)
ABVPSF Small/Mid Cap Value Class B                            281,779    (216,362)     65,417
American Century VP Inflation Protection Class II           1,146,380  (1,039,334)    107,046
American Funds Global Growth Class 2                          207,929    (193,838)     14,091
American Funds Global Small Capitalization Class 2            297,035    (282,583)     14,452
American Funds Growth Class 2                               1,168,806  (1,449,868)   (281,062)
American Funds Growth-Income Class 2                        1,305,548  (1,281,743)     23,805
American Funds International Class 2                          458,041    (502,338)    (44,297)
BlackRock Global Allocation V.I. Class III                  1,157,334    (217,448)    939,886
Delaware VIP Diversified Income Service Class               1,715,128    (847,302)    867,826
Delaware VIP Emerging Markets Service Class                   332,076    (291,553)     40,523
Delaware VIP High Yield Standard Class                          3,698      (9,270)     (5,572)
Delaware VIP High Yield Service Class                         276,844    (226,839)     50,005
Delaware VIP Limited-Term Diversified Income Service Class  1,342,297    (735,441)    606,856
Delaware VIP REIT Standard Class                                  501      (8,816)     (8,315)
Delaware VIP REIT Service Class                               286,287    (311,930)    (25,643)
Delaware VIP Small Cap Value Standard Class                     3,605     (16,136)    (12,531)
Delaware VIP Small Cap Value Service Class                    231,345    (223,919)      7,426
Delaware VIP Smid Cap Growth Standard Class                    43,132      (2,075)     41,057
Delaware VIP Smid Cap Growth Service Class                    442,660     (28,606)    414,054
Delaware VIP Trend Standard Class                               3,309     (59,575)    (56,266)
Delaware VIP Trend Service Class                              105,563    (450,283)   (344,720)
Delaware VIP U.S. Growth Service Class                         85,848     (53,702)     32,146
Delaware VIP Value Standard Class                                  74      (9,024)     (8,950)

                                                                                          NET
                                                                 UNITS       UNITS     INCREASE
SUBACCOUNT                                                       ISSUED    REDEEMED   (DECREASE)
-------------------------------------------------------------  ---------  ----------  ----------
Delaware VIP Value Service Class                                  97,400    (113,578)   (16,178)
DWS VIP Alternative Asset Allocation Plus Class B                331,758     (32,662)   299,096
DWS VIP Equity 500 Index Class A                                   6,940    (103,115)   (96,175)
DWS VIP Equity 500 Index Class B                                  18,504     (73,263)   (54,759)
DWS VIP Small Cap Index Class A                                    2,000     (14,507)   (12,507)
DWS VIP Small Cap Index Class B                                   18,775     (44,699)   (25,924)
Fidelity VIP Contrafund Service Class 2                          574,702    (466,190)   108,512
Fidelity VIP Equity-Income Initial Class                           1,453     (14,915)   (13,462)
Fidelity VIP Equity-Income Service Class 2                         5,330     (37,527)   (32,197)
Fidelity VIP Growth Initial Class                                     --      (7,095)    (7,095)
Fidelity VIP Growth Service Class 2                              135,465    (124,284)    11,181
Fidelity VIP Mid Cap Service Class 2                             539,629    (536,964)     2,665
Fidelity VIP Overseas Initial Class                                  521      (1,381)      (860)
Fidelity VIP Overseas Service Class 2                             42,955     (78,504)   (35,549)
FTVIPT Franklin Income Securities Class 2                        872,316    (780,295)    92,021
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2           83,180    (134,029)   (50,849)
FTVIPT Mutual Shares Securities Class 2                          511,291    (298,683)   212,608
FTVIPT Templeton Global Bond Securities Class 2                  209,488    (314,696)  (105,208)
FTVIPT Templeton Growth Securities Class 2                        17,063     (74,657)   (57,594)
Goldman Sachs VIT Large Cap Value Service Class                   64,338      (9,656)    54,682
Invesco V.I. Capital Appreciation Series I                        12,241     (20,957)    (8,716)
Invesco V.I. Capital Appreciation Series II                            3      (2,357)    (2,354)
Invesco V.I. Core Equity Series I                                    459     (19,779)   (19,320)
Invesco V.I. Core Equity Series II                                   280      (1,044)      (764)
Invesco V.I. International Growth Series I                            27        (398)      (371)
Invesco V.I. International Growth Series II                           69        (485)      (416)
Janus Aspen Series Balanced Service Class                            892      (9,402)    (8,510)
Janus Aspen Series Enterprise Service Class                          258     (14,611)   (14,353)
Janus Aspen Series Worldwide Service Class                           548        (472)        76
LVIP American Global Growth Service Class II                      10,447          --     10,447
LVIP American Global Small Capitalization Service Class II         5,921          --      5,921
LVIP American Growth Service Class II                             31,890          --     31,890
LVIP American Growth-Income Service Class II                      30,537          --     30,537
LVIP American International Service Class II                      10,767          --     10,767
LVIP Baron Growth Opportunities Service Class                    206,889    (130,124)    76,765
LVIP BlackRock Inflation Protected Bond Service Class            114,627        (127)   114,500
LVIP Capital Growth Service Class                                107,263     (32,877)    74,386
LVIP Cohen & Steers Global Real Estate Service Class             283,890    (201,161)    82,729
LVIP Columbia Value Opportunities Service Class                   45,621     (16,573)    29,048
LVIP Delaware Bond Standard Class                                 69,049    (218,105)  (149,056)
LVIP Delaware Bond Service Class                               2,187,806  (2,142,897)    44,909
LVIP Delaware Diversified Floating Rate Service Class             79,775        (193)    79,582
LVIP Delaware Foundation Aggressive Allocation Standard Class         42      (7,991)    (7,949)
LVIP Delaware Foundation Aggressive Allocation Service Class       4,390     (23,555)   (19,165)
LVIP Delaware Growth and Income Service Class                     83,715     (63,213)    20,502
LVIP Delaware Social Awareness Standard Class                      2,965     (13,144)   (10,179)
LVIP Delaware Social Awareness Service Class                      16,763     (47,687)   (30,924)
LVIP Delaware Special Opportunities Service Class                235,196    (259,989)   (24,793)
LVIP Global Income Service Class                                 727,911    (199,926)   527,985
LVIP Janus Capital Appreciation Standard Class                     2,132      (3,429)    (1,297)
LVIP Janus Capital Appreciation Service Class                     49,133     (34,933)    14,200
LVIP JPMorgan High Yield Service Class                            12,833          --     12,833
LVIP MFS International Growth Service Class                      170,338     (82,731)    87,607
LVIP MFS Value Service Class                                     556,080    (211,467)   344,613
LVIP Mid-Cap Value Service Class                                 144,508     (63,308)    81,200
LVIP Mondrian International Value Standard Class                   6,032     (31,287)   (25,255)
LVIP Mondrian International Value Service Class                   81,942    (130,038)   (48,096)
LVIP Money Market Standard Class                                 168,808    (403,168)  (234,360)
LVIP Money Market Service Class                                2,052,644  (2,248,805)  (196,161)
LVIP SSgA Bond Index Service Class                             2,308,993    (900,247) 1,408,746
LVIP SSgA Conservative Structured Allocation Service Class         4,856          --      4,856
LVIP SSgA Developed International 150 Service Class              407,477    (157,524)   249,953

                                                                                              NET
                                                                       UNITS      UNITS    INCREASE
SUBACCOUNT                                                             ISSUED   REDEEMED  (DECREASE)
-------------------------------------------------------------------  ---------  --------  ----------
LVIP SSgA Emerging Markets 100 Service Class                           439,421  (270,317)   169,104
LVIP SSgA Global Tactical Allocation Service Class                      56,200   (68,763)   (12,563)
LVIP SSgA International Index Service Class                            745,792  (303,393)   442,399
LVIP SSgA Large Cap 100 Service Class                                  899,855  (329,050)   570,805
LVIP SSgA Moderate Index Allocation Service Class                       51,140    (2,452)    48,688
LVIP SSgA Moderate Structured Allocation Service Class                  84,035        --     84,035
LVIP SSgA Moderately Aggressive Index Allocation Service Class          18,233        --     18,233
LVIP SSgA Moderately Aggressive Structured Allocation Service Class     78,770        --     78,770
LVIP SSgA S&P 500 Index Standard Class                                  67,278   (37,415)    29,863
LVIP SSgA S&P 500 Index Service Class                                1,345,112  (669,854)   675,258
LVIP SSgA Small-Cap Index Service Class                                433,004  (252,264)   180,740
LVIP SSgA Small-Mid Cap 200 Service Class                              197,654   (88,248)   109,406
LVIP T. Rowe Price Growth Stock Service Class                          130,093   (63,609)    66,484
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class              1,918    (3,659)    (1,741)
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class              53,900   (33,783)    20,117
LVIP Templeton Growth Service Class                                    125,695   (84,753)    40,942
LVIP Turner Mid-Cap Growth Service Class                                44,283   (28,940)    15,343
LVIP Wells Fargo Intrinsic Value Service Class                         104,708  (130,506)   (25,798)
LVIP Protected Profile 2010 Service Class                               19,736   (15,981)     3,755
LVIP Protected Profile 2020 Service Class                                  905    (2,036)    (1,131)
LVIP Protected Profile 2030 Service Class                                   --   (11,569)   (11,569)
LVIP Protected Profile 2040 Service Class                                2,981   (10,217)    (7,236)
LVIP Protected Profile Conservative Service Class                      370,299  (175,504)   194,795
LVIP Protected Profile Moderate Service Class                        1,035,440  (721,583)   313,857
LVIP Protected Profile Growth Service Class                            622,269  (267,118)   355,151
Lord Abbett Fundamental Equity Class VC                                  2,376      (112)     2,264
MFS VIT Core Equity Service Class                                           10    (1,095)    (1,085)
MFS VIT Growth Initial Class                                                94    (4,191)    (4,097)
MFS VIT Growth Service Class                                             4,803    (3,851)       952
MFS VIT Total Return Initial Class                                         427   (25,499)   (25,072)
MFS VIT Total Return Service Class                                     145,359  (214,188)   (68,829)
MFS VIT Utilities Initial Class                                            242    (6,534)    (6,292)
MFS VIT Utilities Service Class                                         84,403  (119,941)   (35,538)
NB AMT Mid-Cap Growth I Class                                           17,217   (71,920)   (54,703)
NB AMT Regency I Class                                                   5,279   (87,234)   (81,955)
Oppenheimer Global Securities Service Class                              4,535      (711)     3,824
PIMCO VIT Commodity Real Return Advisor Class                           69,058   (37,725)    31,333
Putnam VT Global Health Care Class IB                                    1,817    (4,517)    (2,700)
Putnam VT Growth & Income Class IB                                           3        --          3

7. SUBSEQUENT EVENT

Management evaluated subsequent events through March 30, 2012, the date at which the Variable Account's financial statements were available to be issued, and determined there were no additional matters to be disclosed.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of Lincoln Life & Annuity Company of New York
   and
Contract Owners of Lincoln New York Account N for Variable Annuities

We have audited the accompanying statements of assets and liabilities of Lincoln New York Account N for Variable Annuities ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2011, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2011, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln New York Account N for Variable Annuities at December 31, 2011, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
March 30, 2012

               Lincoln New York Account N for Variable Annuities

                           PART C - OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) List of Financial Statements

     1. Part A

     The Table of Condensed Financial Information is included in Part A of this Registration Statement.

     2. Part B

     The following financial statements for the Variable Account are included in Part B of this Registration Statement:

     Statement of Assets and Liabilities - December 31, 2011

     Statement of Operations - Year ended December 31, 2011

     Statements of Changes in Net Assets - Years ended December 31, 2011 and
     2010

     Notes to Financial Statements - December 31, 2011

     Report of Independent Registered Public Accounting Firm

     3. Part B

     The following financial statements for Lincoln Life & Annuity Company of New York are included in Part B of this Registration Statement:

     Balance Sheets - Years ended December 31, 2011 and 2010

     Statements of Income - Years ended December 31, 2011, 2010 and 2009

     Statements of Shareholder's Equity - Years ended December 31, 2011, 2010 and 2009

     Statements of Cash Flows - Years ended December 31, 2011, 2010 and 2009

     Notes to Financial Statements - December 31, 2011

     Report of Independent Registered Public Accounting Firm

(b) List of Exhibits

(1)(a) Resolution of Board of Directors and Memorandum authorizing establishment of the Variable Account are incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-93875) filed on December 30, 1999.

   (b) Amendment to that Certain Memorandum incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-93875) filed on December 30, 1999.

   (c) Amendment No. 2 to that Certain Memorandum incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-37982 filed on September 8, 2000.

(2) Not Applicable

(3)(a) Principal Underwriting Agreement dated May 1, 2007 between Lincoln Financial Distributors, Inc. and Lincoln Life & Annuity Company of New York incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-145531) filed on November 16, 2007.

   (b) Standard Selling Group Agreement incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-93875) filed on April 27, 2000.


   (c) Selling Group Agreement for ChoicePlus Assurance incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-37982) filed on April 22, 2004.

   (d) ChoicePlus Selling Agreement NY incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-37982) filed on April 22, 2004.

(4)(a) ChoicePlus Variable Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-37982) filed on April 18, 2001.

     (b) ChoicePlus II Variable Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-37982) filed on
   April 16, 2002.

   (c) IRA Contract Amendment incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-37982) filed on April 22, 2003.

   (d) Roth IRA Endorsement incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-37982) filed on April 22, 2003.

   (e) Variable Annuity Income Rider (I4LA-Q) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-37982) filed on April 22,
   2003.

   (f) Variable Annuity Income Rider (I4LA-NQ) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-37982) filed on
   April 22, 2003.

   (g) Variable Annuity Rider (32793-NY) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-37982) filed on September 23, 2003.

   (h) ChoicePlus II Variable Annuity Contract (30070 BNYC 5/03) (NYCNTRTC) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-37982) filed on April 22, 2004.

   (i) ChoicePlus II Contract Specifications (CD NY CP2C 5/03) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-37982) filed on April 22, 2004.

   (j) ChoicePlus II Assurance (C Share) Contract Specs (CDNYCPAC) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-37982) filed on April 22, 2004.

   (k) Form of Variable Annuity Rider (32793HWM-B-NB-NY 4/04) incorporated herein by reference to Post-Effective Amendment No. 10 (File No. 333-93875) filed on December 20, 2004.

   (l) Form of Contract Specifications Page for Account Value Death Benefit (CDNYCPAC 6/05) incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 37982) filed on April 22, 2005.

   (m) Form of Variable Annuity Income Rider for GIB (I4LA-NQ-PR-NY 6/04) incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 37982) filed on April 22, 2005.

   (n) Form of Variable Annuity Income Rider for GIB (I4LA-Q-PR-NY 6/04) incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 37982) filed on April 22, 2005.

   (o) Form of Contract Benefit Data for GIB - ChoicePlus Access
   (CBNY-CP1C-NQ-PR 6/04) incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 37982) filed on April 22, 2005.

   (p) Form of Contract Benefit Data for GIB - ChoicePlus II Access (CBNY-CP2C-NQ-PR 6/04) incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 37982) filed on April 22, 2005.

   (q) Form of Contract Benefit Data for GIB - Assurance (CBNY-CPAC-NQ-PR 6/04) incorporated herein by reference to Post-Effective Amendment No. 9
   (File No. 37982) filed on April 22, 2005.

   (r) Form of Contract Benefit Data for GIB - ChoicePlus Access
     (CBNY-CP1C-Q-PR 6/04) incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 37982) filed on April 22, 2005.

   (s) Form of Contract Benefit Data for GIB - ChoicePlus II Access (CBNY-CP2C-Q-PR 6/04) incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 37982) filed on April 22, 2005.

   (t) Form of Contract Benefit Data for GIB - Assurance (CBNY-CPAC-Q-PR 6/04) incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 37982) filed on April 22, 2005.

   (u) Persistency Credit Rider incorporated herein by reference to Post-Effective Amendment No. 3 (File 333-36304) filed on August 8, 2001.

   (v) Form of Variable Annuity Income Rider (i4LA-NQ 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.

   (w) Form of Variable Annuity Income Rider (i4LA-Q 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.

   (x) Form of Variable Annuity Income Rider (i4LA-NQ-PR 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.

   (y) Form of Variable Annuity Income Rider (i4LA-Q-PR 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.

   (z) Guaranteed Income Later Rider (4LATER 2/06) incorporated herein by reference to Post-Effective Amendment No. 23 (File No. 333-36316) filed on April 4, 2006.

   (aa) Guaranteed Income Benefit Rider (GIB 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (bb) Guaranteed Income Benefit Rider (IGIB 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (cc) Contract Benefit Data (CBD 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18,
   2006.

   (dd) Allocation Amendment (AR503 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18,
2006.

   (ee) Variable Annuity Payment Option Rider (I4LA-Q 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (ff) Variable Annuity Payment Option Rider (I4LA-NQ 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (gg) Variable Annuity Living Benefits Rider (AR-512 2/08) incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.

   (gg) Variable Annuity Rider (32793 7/06 NY) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-36316) filed on
November 7, 2006.

   (hh) Variable Annuity Death Benefit Rider (DB-1 1/06) incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-145531) filed on November 16, 2007.

   (ii) Variable Annuity Death Benefit Rider (DB-2 1/06) incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-145531) filed on November 16, 2007.

   (jj) Variable Annuity Death Benefit Rider (DB-3 1/06) incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-145531) filed on November 16, 2007.

   (kk) Variable Annuity Death Benefit Rider (DB-6 1/06) incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-145531) filed on November 16, 2007.

   (ll) Variable Annuity Death Benefit Rider (DB-9 1/06) incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-145531) filed on November 16, 2007.

   (mm) Variable Annuity Living Benefits Rider (AR-512 2/08) incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.

   (nn) Guaranteed Income Benefit Rider (AGIB NY 10/08) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-141763) filed on April 7, 2009.

   (oo) Section 403(b) Annuity Endorsement (32481NY-I-12/08) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-141763) filed on April 7, 2009.

   (pp) Variable Annuity Living Benefits Rider (LINC 2.0) (AR-529 8/10 NY) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.

   (qq) Guaranteed Income Benefit Rider (GIB v4) (AR-528 8/10 NY) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.

   (rr) Contract Benefit Data (CBD 8/10 NY) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October
28, 2010.

   (ss) Variable Annuity Payment Option Rider (I4LA-NQ 8/10 NY Rev 09-02) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.

   (tt) Variable Annuity Payment Option Rider (I4LA-Q 8/10 NY Rev 09-02) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.

   (uu) Variable Annuity Living Benefit Rider (LINC 2 + Protected Funds) (AR-529 8/10) incorporated herein by reference to Post-Effective Amendment
No. 2 (File No. 333-170695) filed January 30, 2012.

(5)(a) ChoicePlus Access Application incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-37982) filed on April 18, 2001.

   (b) ChoicePlus II Access Application incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-37982) filed on April 22, 2004.

   (c) ChoicePlus Assurance (C Share) Application (ANF06747NY1 2/10) incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-141757) filed on April 15, 2010.

(6) Articles of Incorporation and By-laws of Lincoln Life & Annuity Company of New York incorporated herein by reference to Post-Effective Amendment No. 17 on Form N-6 to Registration Statement on Form S-6 (File No. 033-77496) filed on April 2, 2007.

(7)(a) Automatic Indemnity Reinsurance Agreement dated December 31, 2007, Amended and Restated as of January 1, 2010 between Lincoln Life & Annuity Company of New York and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-141758) filed on April 7, 2010.

   (b) Novation Agreement effective as of January 1, 2010 by and among Lincoln National Reinsurance Company (Barbados) Limited, Lincoln Life & Annuity Company of New York and The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-141758) filed on April 7, 2010.

(8)(a) Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.

     (b) Fund Participation Agreements and Amendments between Lincoln Life & Annuity Company of New York and:

     (i) AIM Variable Insurance Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 14 on Form N-6 (File No. 333-155333) filed on April 1, 2011.

     (ii) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-155333) filed on April 3, 2012.

     (iii) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-155333) filed on
   April 3, 2012.

     (iv) Fidelity Variable Insurance Products Fund incorporated herein by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-155333) filed on April 3, 2012.

     (v) Franklin Templeton Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 14 on Form N-6 on (File No. 333-155333) filed on April 1, 2011.

     (vi) MFS Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-155333) filed on April 3, 2012.

     (vii) AllianceBernstein Variable Products Series Fund incorporated herein by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-155333) filed on April 3, 2012.

     (viii) DWS Investments VIT Funds incorporated herein by reference to Post-Effective Amendment No. 7 on Form N-6 on (File No. 333-155333) filed on April 1, 2010.

     (ix) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-155333) filed on April 3, 2012.

     (x) Neuberger Berman Advisers Management Trust incorporated herein by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-141769) filed on April 2, 2008.

     (xi) Putnam Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-141769) filed on April 2, 2008.

     (xii) Janus Aspen Series incorporated herein by reference to Post-Effective Amendment No. 7 on Form N-6 on (File No. 333-155333) filed on April 1, 2010.

     (xiii) American Century Variable Products incorporated herein by reference to Post-Effective Amendment No. 14 on Form N-6 on (File No. 333-155333) filed on April 1, 2011.

     (xiv) DWS Variable Series II incorporated herein by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-155333) filed on April 3, 2012.

     (xv) BlackRock Variable Series Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 14 on Form N-6 on (File No. 333-155333) filed on April 1, 2011.

     (xvi) PIMCO Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 14 on Form N-6 on (File No. 333-155333) filed on April 1, 2011.

     (c) Rule 22c-2 Agreements between Lincoln Life & Annuity Company of New York and:

     (i) American Century Investments Variable Products incorporated herein by reference to Post-Effective Amendment No. 29 (File No. 333-61554) filed on March 16, 2009.

     (ii) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29,
2008.

     (iii) BlackRock Variable Series Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-68842) filed on June 22, 2009.

     (iv) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 333-145531) filed on March 30, 2012.

     (v) Fidelity Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

     (vi) Franklin Templeton Variable Insurance Products Trust incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-149449) filed on November 26, 2008.

     (vii) Lincoln Variable Insurance Products Trust incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-149449) filed on November 26, 2008.

     (viii) MFS Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29,
2008.

     (ix) Neuberger Berman incorporated herein by reference to Post-Effective Amendment No. 57 (File No. 333-36316) filed on March 30, 2012.

(9)(b) Opinion and Consent of Mary Jo Ardington, Senior Counsel of The Lincoln National Life Insurance Company, as to legality of securities being issued (ChoicePlus Access) incorporated herein to Registration Statement on Form N-4 (File No. 333-141757) filed on April 2, 2007.

   (b) Opinion and Consent of Mary Jo Ardington, Senior Counsel of The Lincoln National Life Insurance Company, as to legality of securities being issued (ChoicePlus II Access) incorporated herein to Registration Statement on Form N-4 (File No. 333-141757) filed on April 2, 2007.

   (c) Opinion and Consent of Mary Jo Ardington, Senior Counsel of The Lincoln National Life Insurance Company, as to legality of securities being issued (ChoicePlus Assurance C Share) incorporated herein to Registration Statement on Form N-4 (File No. 333-141757) filed on April 2, 2007.

(10)(a) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

     (b) Power of Attorney - Principal Officers and Directors of Lincoln Life & Annuity Company of New York

(11) Not Applicable

(12) Not Applicable
(13) Organizational Chart of The Lincoln National Insurance Holding Company System incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-170695) filed on March 30, 2012.

Item 25. Directors and Officers of the Depositor

The following list contains the officers and directors of Lincoln Life & Annuity Company of New York who are engaged directly or indirectly in activities relating to Lincoln New York Account N for Variable Annuities as well as the contracts. The list also shows Lincoln Life & Annuity Company of New York's executive officers.

Name                                Positions and Offices with Depositor
---------------------------------   --------------------------------------------------------------------
Charles C. Cornelio***              Executive Vice President, Chief Administrative Officer and Director
Randal J. Freitag**                 Executive Vice President, Chief Financial Officer and Director
C. Phillip Elam, II***              Senior Vice President and Chief Investment Officer
Dennis R. Glass**                   President and Director
George W. Henderson, III            Director
Granville Capital
300 N. Greene Street
Greensboro, NC 27401
Mark E. Konen***                    Executive Vice President and Director
M. Leanne Lachman                   Director
870 United Nations, Plaza, #19-E
New York, NY 10017
Louis G. Marcoccia                  Director
Senior Vice President
Syracuse University
Crouse-Hinds Hall, Suite 620
900 S. Crouse Ave.
Syracuse, NY 13244
Patrick S. Pittard                  Director
20 Cates Ridge
Atlanta, GA 30327
Robert O. Sheppard*                 Second Vice President, General Counsel and Secretary
Jeffrey D. Coutts***                Senior Vice President and Treasurer

   * Principal business address is 100 Madison Street, Suite 1860, Syracuse, NY 13202

   ** Principal business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087

   *** Principal business address is 100 N. Greene Street, Greensboro, NC 27401

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

See Exhibit 13: Organizational Chart of the Lincoln National Insurance Holding Company System.

Item 27. Number of Contractowners

As of February 29, 2012 there were 8,827 contract owners under Account N.

Item 28. Indemnification

     a) Brief description of indemnification provisions.

     In general, Article VII of the By-Laws of Lincoln Life & Annuity Company of New York provides that Lincoln New York will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln New York, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln New York. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln New York in connection with suits by, or in the right of, Lincoln New York.

     Please refer to Article VII of the By-Laws of Lincoln New York (Exhibit no. 6 hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, New York law.

     b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

   (a) Lincoln Financial Distributors, Inc. ("LFD") currently serves as Principal Underwriter for: Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln New York Account N for Variable Annuities; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; LLANY Separate Account R for Flexible Premium Variable Life Insurance; Lincoln Life Flexible Premium Variable Life Account S; LLANY Separate Account S for Flexible Premium Variable Life Insurance; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y and Lincoln Life & Annuity Flexible Premium Variable Life Account Y; Lincoln Variable Insurance Products Trust; Lincoln Life Variable Annuity Account JF-H; Lincoln Life Variable Annuity Account JF-I; Lincoln Life Flexible Premium Variable Life Account JF-A; Lincoln Life Flexible Premium Variable Life Account JF-C; Lincoln Life Variable Annuity Account JL-A; Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B.

     (b) Officers and Directors of Lincoln Financial Distributors, Inc.:


Name                       Positions and Offices with Underwriter
------------------------   ------------------------------------------------
Wilford H. Fuller*         President, Chief Executive Officer and Director
David M. Kittredge*        Senior Vice President
Jeffrey D. Coutts****      Senior Vice President and Treasurer
Patrick J. Caulfield**     Vice President and Chief Compliance Officer
Joel Schwartz*             Senior Vice President and Director
Keith J. Ryan***           Vice President and Chief Financial Officer
Thomas P. O'Neill*         Senior Vice President and Director
Linda E. Woodward***       Secretary

    * Principal Business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor PA 19087

         ** Principal Business address is 350 Church Street, Hartford, CT 06103

  *** Principal Business address is 1300 S. Clinton Street, Ft. Wayne, IN 46802

      **** Principal Business address is 100 Greene Street, Greensboro NC 27401

     (c) N/A

Item 30. Location of Accounts and Records

All accounts, books, and other documents, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company ("Lincoln Life"), 1300 South Clinton Street, Fort Wayne, Indiana 46802 pursuant to an administrative services agreement with Lincoln Life & Annuity Company of New York. Lincoln Life has entered into an agreement with Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, PA 15258, to provide accounting services for the VAA.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

   (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

   (b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

   (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln New York at the address or phone number listed in the Prospectus.

   (d) Lincoln Life & Annuity Company of New York hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life & Annuity Company of New York.

   (e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs (1) through (4) set forth in that no-action letter.

                                   SIGNATURES

(a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration
    Statement and has caused this Post-Effective Amendment No. 15 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 17th day of April, 2012.


      Lincoln New York Account N for Variable Annuities (Registrant)
      Lincoln ChoicePlus Access, Lincoln ChoicePlus II Access,
      and Lincoln ChoicePlus Assurance (C Share)
      By:   /s/Delson R. Campbell
            ------------------------------------
            Delson R. Campbell
            Vice President, Lincoln Life & Annuity Company of New York
                                        (Title)
      LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
      (Depositor)
      By:   /s/Stephen R. Turer
            ------------------------------------
            Stephen R. Turer
            Vice President, Lincoln Life & Annuity Company of New York
            (Title)

(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 17, 2012.

Signature                        Title
*                                President
------------------------------
                                 (Principal Executive Officer)
Dennis R. Glass
*                                Executive Vice President, Chief Administrative Officer and Direc-
------------------------------
                                 tor
Charles C. Cornelio
*                                Senior Vice President and Chief Investment Officer
------------------------------
C. Phillip Elam II
*                                Executive Vice President, Chief Financial Officer and Director
------------------------------
                                 (Principal Financial Officer)
Randal J. Freitag
*                                Director
------------------------------
George W. Henderson, III
*                                Director
------------------------------
Mark E. Konen
*                                Director
------------------------------
M. Leanne Lachman
*                                Director
------------------------------
Louis G. Marcoccia
*                                Director
------------------------------
Patrick S. Pittard
*By: /s/ Delson R. Campbell      Pursuant to a Power of Attorney
 ---------------------------
  Delson R. Campbell